As filed with the Securities and Exchange Commission on November 24, 2010

Registration Nos. 033-12608 and 811-05059

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 66	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 68	☒

HIGHMARK FUNDS

(Exact Name of Registrant as Specified in Charter)

350 California Street, Suite 1600

San Francisco, CA 94104

(Address of principal executive offices) (zip)

Registrant’s telephone number, including area code: (800) 433-6884

Name and address of agent for service:

John M. Loder, Esq.

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on December 1, 2010 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [date] pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This post-effective amendment relates to each series of HighMark Funds except HighMark Global Growth Equity Fund and HighMark International Growth Equity Fund. No prospectus or statement of additional information contained in HighMark Funds’ registration statement relating to HighMark Global Growth Equity Fund or HighMark International Growth Equity Fund is amended or superseded hereby.

December 1, 2010

HighMark

The smarter approach to investing.

equity fixed income
asset allocation	FIDUCIARY SHARES

Balanced Fund	HMBAX	Small Cap Advantage Fund	HSAFX

Cognitive Value Fund	HCLFX	Small Cap Value Fund	HMSCX

Core Equity Fund	HMCFX	Value Momentum Fund	HMVMX

Enhanced Growth Fund	HEGFX	Bond Fund	HMBDX

Equity Income Fund	NJPFX	California Intermediate Tax-Free Bond Fund	HMITX

Fundamental Equity Fund	HMFFX	National Intermediate Tax-Free Bond Fund	HMNTX

Geneva Mid Cap Growth Fund	PNMFX	Short Term Bond Fund	HMSFX

Geneva Small Cap Growth Fund	HGFSX	Wisconsin Tax-Exempt Fund	WTEFX

International Opportunities Fund	HIOFX	Income Plus Allocation Fund	HPAFX

Large Cap Growth Fund	HMGRX	Growth & Income Allocation Fund	HGIFX

Large Cap Value Fund	HMIEX	Capital Growth Allocation Fund	HGAFX

NYSE Arca Tech 100 Index Fund	PTSFX	Diversified Equity Allocation Fund	HEAFX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Funds is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank. It is not insured by the FDIC or any other government agency.

Individual HighMark Fund Profiles

Shareowner Guide — How to Invest in HighMark Funds

More About HighMark Funds

Investment Management	88
Financial Highlights	97
Other Investment Matters	102
Instruments, Investment Techniques and Risks	105
Glossary of Investment Risks	112

1

HIGHMARK EQUITY FUNDS

Balanced Fund

INVESTMENT OBJECTIVE AND GOAL

To seek capital appreciation and income; conservation of capital is a secondary consideration.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.60%
Distribution (12b-1) Fees	0.00%
Other Expenses	1.00%

Total Annual Fund Operating Expenses	1.60%
Fee Waivers and Expense Reimbursement	0.61%
Net Expenses†	0.99%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 0.99% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$101	$445	$813	$1,849

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal market conditions, invests between 50% and 70% of its assets in equity securities, primarily common stocks, and at least 25% of its assets in fixed-income securities, primarily bonds. Within these ranges, the Fund’s specific allocation among stocks, bonds and other securities will vary depending on the portfolio managers’ assessment of business, economic and market conditions.

The Fund may invest in bonds of various maturities and types, including those issued by U.S. and foreign governments or companies, mortgage-backed securities and asset-backed securities. At least 90% of the bonds will be investment grade at the time of purchase. The Fund considers a security to be investment grade if it is rated BBB- or better by Standard & Poor’s; Baa3 or better by Moody’s Investors Service, Inc.; similarly rated by another nationally recognized securities rating organization; or, if not rated, determined to be of comparably high quality by the Fund’s Adviser.

To select bonds for the Fund, the portfolio managers consider such factors as the potential direction of interest rates and the U.S. economy, the outlook for one sector of the bond market versus another and the value that one bond may represent versus another. They also consider the financial strength of each issuer and the possibility that its credit rating may be upgraded or downgraded. The Fund may continue to hold a bond that has been downgraded if the portfolio managers believe it is in shareholders’ best interest to do so.

The Fund invests its equity security allocation primarily in common stocks of large U.S. companies. The Fund generally considers a company to be a large U.S. company if the company’s capitalization is greater than $1 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. In particular, the portfolio managers look for companies with certain key attributes, which may include strong or improving profitability, sustainable competitive advantage, a healthy balance sheet and quality management. As part of this process, the portfolio managers engage in a fundamental analysis of candidate companies that seeks to

2

determine the sustainability of these key attributes and to determine the company’s long-term earnings growth potential. Successful candidates are those whose key attributes are believed to be sustainable and whose earnings growth is determined to be underappreciated based on current valuation.

Portfolio holdings are reviewed for possible sale if the stock is no longer considered undervalued, the stock price declines materially, one or more of the company’s key attributes fails to be sustainable or there are unexpected changes in company management or strategy.

In addition to the securities described above, the Fund may invest up to 10% of the Fund’s assets in foreign securities (which may include up to 5% of the Fund’s assets in emerging market securities), including American Depositary Receipts and locally traded securities. The Fund may also invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 20% of the Fund’s assets in very short-term debt obligations. Such a strategy could make it more difficult for the Fund to achieve its objective of capital appreciation and income.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country.

This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Prepayment/Call Risk: The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call” — or repay — a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment and call risk it poses.

Regulatory Risk: The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

3

HIGHMARK EQUITY FUNDS

Balanced Fund

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	12.59%
Lowest Quarter 12/31/08	-14.47%
Year-to-date total return as of 9/30/2010	4.43%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 2/1/91
Balanced Fund
Fiduciary Shares
Return Before Taxes	27.54%	2.58%	1.27%	6.37%
Return After Taxes on Distributions	27.07%	1.72%	0.39%	4.88%
Return After Taxes on Distributions and Sale of Fund Shares	18.13%	1.98%	0.72%	4.84%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%	8.65%

	1 Year	5 Years	10 Years	Since Inception 1/31/91
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%	6.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	18.26%	2.24%	1.96%	7.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Performance for Fiduciary Shares includes the performance of the Stepstone Balanced Fund for the period prior to its consolidation with HighMark Balanced Fund on 4/25/97.

The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

The blended index, administered by the sub-administrator, BNY Mellon Investment Servicing (US) Inc., is 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
David J. Goerz III	2005	Senior Vice President, Chief Investment Officer and Portfolio Manager

Kenneth Wemer	2005	Vice President and Director of Equity Research

E. Jack Montgomery	2000	Vice President and Director of Fixed-Income

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4

HIGHMARK EQUITY FUNDS

Cognitive Value Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%
Exchange Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.58%

Total Annual Fund Operating Expenses	1.33%
Fee Waivers and Expense Reimbursement	0.11%
Net Expenses†	1.22%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.22% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$124	$411	$718	$1,592

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest its assets primarily in common and preferred stocks of small capitalization value companies similar to those found in the S&P SmallCap 600/Citigroup Value Index. Under normal market conditions, the Fund may invest up to 25% of the Fund’s assets in common and preferred stocks of microcap companies whose market capitalization, measured at the time of purchase, is less than the minimum market capitalization of companies included in the S&P SmallCap 600/Citigroup Value Index. There is no minimum market capitalization of the companies in which the Fund may invest. As of September 30, 2010, the market capitalization of companies that issue stocks included in the S&P Small Cap 600/Citigroup Value Index ranged from approximately $25.9 million to $2.4 billion. The Fund’s sub-adviser seeks to add value to the Fund’s portfolio through stock selection while maintaining an appropriate risk profile generally relative to the S&P SmallCap 600/Citigroup Value Index. The sub-adviser uses both quantitative and qualitative techniques to identify stocks it believes are currently undervalued by the market. Criteria that the sub-adviser may consider in determining stock selection include: low relative valuation, earnings purity, earnings predictability, earnings estimate revision, high profile negative news, market volatility and aberrant price movement. Since these factors vary in their influence on stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund’s investment portfolio.

As part of the portfolio management of the Fund, the sub-adviser employs Behavioral Finance techniques in an attempt to capitalize on investors’ behavioral biases and mental errors that can result in securities being mispriced. Behavioral Finance is the study of why people do not always behave in an economically rational manner. Economic irrationality typically arises from investors maximizing personal benefit (not wealth), emotional investing, heuristic biases (or “rule of thumb” biases) and cognitive errors. The sub-adviser attempts to exploit investors’ biases and errors that it believes to be recurring and predictable, and to minimize its own susceptibility

5

HIGHMARK EQUITY FUNDS

Cognitive Value Fund

to these same biases and errors. An example of applying Behavioral Finance techniques to the Fund’s investment process is when investors over-emphasize recent, vivid events. The term used to describe this error is Availability Bias. Investors often oversell stocks of companies that are faced with a highly publicized negative event, such as a product tampering recall, a lawsuit or a government investigation. While news of this type is bad, it often has a smaller impact on a company’s earnings than is initially feared. As time passes, if investors’ initial worst fears do not materialize, the stock is likely to trade back into a more normal relationship to its earnings stream. The Fund attempts to exploit Availability Bias errors by comparing the stock of a company facing current negative publicity with others that have faced similar situations in the past. A worst-case scenario and likely corresponding stock price is projected and compared to the stock’s current market price. If the comparison is favorable, the stock may be purchased.

The Fund may invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies, including up to 5% of its assets in securities of emerging market companies.

The Fund may also invest in hedging and other derivative instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities positions. In addition, the Fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) to provide liquidity and diversified exposure to the small cap value markets and sectors.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

Microcap Company Risk: Investing in microcap companies involves greater risk than investing in small, medium or large capitalization companies because the stocks of microcap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, microcap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country.

This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and related charges when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

6

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/03	21.10%
Lowest Quarter 09/30/02	-24.11%
Year-to-date total return as of 9/30/2010	11.86%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	Since Inception 5/30/01
Cognitive Value Fund Fiduciary Shares
Return Before Taxes	20.44%	-0.22%	4.00%
Return After Taxes on Distributions	20.29%	-1.82%	2.85%
Return After Taxes on Distributions and Sale of Fund Shares	13.49%	-0.48%	3.28%
S&P SmallCap 600/ Citigroup Value Index (reflects no deduction for fees, expenses or taxes)	22.85%	0.76%	5.74%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Pursuant to an agreement and plan of reorganization between the Fund and Bailard Cognitive Value Fund (the “Predecessor Fund”), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Fiduciary Shares, the historical performance information shown above for periods prior to April 3, 2006 reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for shareholder servicing fees and expenses applicable to Fiduciary Shares of the Fund. Historical performance of the

Predecessor Fund is shown in the bar chart and table because the Fund did not have any operating history prior to the date of the Reorganization.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Bailard, Inc. serves as the sub-adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Thomas J. Mudge III	2006	Senior Vice President

George Sokoloff	2007	Director of Quantitative Research and Senior Vice President

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

7

HIGHMARK EQUITY FUNDS

Core Equity Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.60%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.62%

Total Annual Fund Operating Expenses	1.22%
Fee Waivers and Expense Reimbursement	0.22%
Net Expenses†	1.00%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.00% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$102	$365	$649	$1,458

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal market conditions, invests primarily in the stocks of U.S. companies with capitalization similar to stocks in the Standard & Poor’s S&P 500 Index (“S&P 500 Index”). As of September 30, 2010, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from approximately $1.1 billion to $291 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. Risk characteristics, such as sector exposure, dividend yield and other descriptors, should be relatively similar to the S&P 500 Index on average, as well.

The Adviser uses an actively managed bottom-up stock selection process for choosing securities across a large-cap equity market universe that primarily includes companies represented in the Russell 1000 Index. The Fund seeks to identify those securities most attractive from a fundamental perspective, based on certain valuation factors and management criteria, and the potential for price appreciation. Portfolio risk is managed using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions in an effort to maintain an equity portfolio that is diversified across sectors. Risk characteristics of the portfolio are monitored in an effort to minimize return volatility relative to the S&P 500 Index. Investments are sold when, as determined by the Adviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and generally will tend to keep cash exposure as low as practical to manage the Fund efficiently. The Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 5% of the Fund’s assets in emerging market securities), including American Depositary Receipts and locally traded securities. The Fund may also invest in other types of securities, including bonds, as appropriate, to meet the Fund’s objective. Under volatile market conditions or extraordinary cash flow situations, the portfolio managers may

8

invest up to 20% of the Fund’s assets in very short-term debt obligations. Such a strategy could make it more difficult for the Fund to achieve its goals.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	17.29%
Lowest Quarter 12/31/08	-22.48%
Year-to-date total return as of 9/30/2010	3.11%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	Since Inception 5/31/00
Core Equity Fund Fiduciary Shares
Return Before Taxes	29.02%	0.47%	-1.88%
Return After Taxes on Distributions	28.69%	0.16%	-2.13%
Return After Taxes on Distributions and Sale of Fund Shares	19.18%	0.42%	-1.61%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.69%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
David J. Goerz III	2005	Senior Vice President and Chief Investment Officer

Derek Izuel	2008	Vice President and Director of Quantitative Strategies

9

HIGHMARK EQUITY FUNDS

Core Equity Fund

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

10

HIGHMARK EQUITY FUNDS

Enhanced Growth Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.58%

Total Annual Fund Operating Expenses	1.33%
Fee Waivers and Expense Reimbursement	0.13%
Net Expenses†	1.20%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.20% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$122	$409	$716	$1,590

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest its assets primarily in common and preferred securities that the sub-adviser believes have superior sales and earnings growth potential located in the United States and abroad. It is expected that, under normal market conditions, the Fund will invest in established companies in the semiconductor, semiconductor equipment, hardware, software, services, communications and biotechnology sectors, and may invest in other sectors if determined by the Fund’s sub-adviser to be in the shareholders’ best interests. The Fund may also invest up to 25% of its assets in U.S. dollar denominated stocks and bonds of foreign companies located in both developed and emerging markets.

Using a combination of qualitative and quantitative techniques, the Fund seeks to identify and invest in companies that offer superior sales and earnings growth prospects. The sub-adviser seeks to add value to the Fund’s portfolio through stock selection while maintaining a risk profile similar to that of the NASDAQ-100 Index and the S&P North American Technology Sector Index. As of September 30, 2010, the market capitalization of companies that issue stocks included in the NASDAQ-100 Index and the S&P North American Technology Sector Index ranged from approximately $2.7 billion to $259 billion and $379 million to $259 billion, respectively. The Fund will invest primarily in companies with market capitalizations within the market capitalization ranges of companies included in the NASDAQ-100 Index and/or the S&P North American Technology Sector Index. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. Valuation, earnings growth, revenue growth, and earnings sustainability and predictability are the primary factors used in determining stock selection. Since these factors have a varying influence on the performance of stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund’s portfolio.

The Fund may also invest opportunistically in initial public offerings (“IPOs”) and in securities of new public companies that have had

11

HIGHMARK EQUITY FUNDS

Enhanced Growth Fund

their IPO within the last six months. In choosing these companies, the sub-adviser will utilize both public and private information sources to identify attractive candidates. The Fund looks to invest in opportunities to penetrate new and existing markets specifically within the technology, biotechnology and other growth industries. In looking at particular companies, the sub-adviser evaluates the scope of business of a company and its competitive landscape, as well as its management team’s experience.

The Fund may also invest in hedging and other derivative instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying security positions.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Industry/Sector Risk: The risk associated with excessive exposure to any one industry or sector. Because the Fund’s investment universe is currently mainly comprised of securities in the technology sector, the Fund has a heavy weighting in this sector.

The Fund’s investments in technology related companies expose the Fund to risks associated with economic conditions in the technology market to a greater extent than funds not concentrated in the technology sector. Due to intense global competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy. In the past, such companies have also experienced volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.

New Public Company Risk: The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country.

This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	18.64%
Lowest Quarter 06/30/02	-26.40%
Year-to-date total return as of 9/30/2010	3.93%

12

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	Since Inception 5/30/01
Enhanced Growth Fund
Fiduciary Shares
Return Before Taxes	56.96%	1.14%	-0.67%
Return After Taxes on Distributions	56.93%	1.14%	-0.70%
Return After Taxes on Distributions and Sale of Fund Shares	37.07%	0.98%	-0.58%
NASDAQ-100 Index (reflects no deduction for fees, expenses or taxes)	54.68%	3.35%	0.95%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses or taxes	63.19%	3.75%	-0.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Pursuant to an agreement and plan of reorganization between the Fund and Bailard Enhanced Growth Fund (the “Predecessor Fund”), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Fiduciary Shares, the historical performance information shown above for periods prior to April 3, 2006 reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for shareholder servicing fees and expenses applicable to Fiduciary Shares of the Fund. Historical performance of the Predecessor Fund is shown in the bar chart and table because the Fund did not have any operating history prior to the date of the Reorganization.

The S&P North American Technology Sector Index is a modified capitalization-weighted equity index of United States technology-related stocks.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Bailard, Inc. serves as the sub-adviser to the Fund. The portfolio manager primarily responsible for the day-to-day management of the Fund’s portfolio is:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Sonya Thadhani	2006	Chief Investment Officer

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

13

HIGHMARK EQUITY FUNDS

Equity Income Fund

INVESTMENT OBJECTIVE AND GOAL

To seek total return from income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.55%
Distribution (12b-1) Fees	0.00%
Other Expenses	1.25%

Total Annual Fund Operating Expenses	1.80%
Fee Waivers and Expense Reimbursement	0.90%
Net Expenses†	0.90%

† HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 0.90% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$92	$479	$891	$2,042

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to invest, under normal market conditions, in stocks that provide a dividend yield that is generally greater than the average yield for each stock’s representative Global Industry Classification Standard (“GICS”) sector and provide exposure across major sectors of the domestic equity market, as defined by GICS.

The sub-adviser uses a stock selection process that begins by identifying U.S. dividend paying stocks within a market capitalization range that reflects that of the Russell 1000 Value Index (the “investable universe”). As of September 30, 2010, the market capitalization of companies that issue stocks included in the Russell 1000 Value Index ranged from approximately $192 million to $315 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. The sub-adviser then assigns each stock within the investable universe into its appropriate GICS industry sector. The sub-adviser ranks each stock within each of the GICS industry sectors by its dividend yield — highest dividend yield to lowest dividend yield. The sub-adviser seeks to invest in stocks that provide a yield that exceeds the average yield of its representative industry sector. The sub-adviser uses additional screens throughout the stock selection process to attempt to select stocks with more favorable valuation and higher quality of earnings characteristics, such as stronger cash flows, growth potential, dividends and other favorable investment characteristics.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities.

Under normal market conditions, the Fund may invest up to 20% of its assets in various other instruments, including, but not limited to, American Depositary Receipts, preferred stocks, bonds and index futures contracts and index options, including options on futures contracts, and other derivatives.

The Fund also may invest up to 10% of its assets in exchange-traded funds (“ETFs”) and in options on ETFs. The Fund is permitted to invest more than 25% of the Fund’s assets in common stocks of companies which operate in the financial services sector.

14

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Options and Futures Strategies Risk: Losses associated with index futures contracts and index options in which the Fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for the Fund. Also, there is a possibility that active trading may decline or cease altogether in the secondary market for a futures contract or an option held by the Fund. The Fund consequently might be unable to close out a position prior to its maturity date, which could limit its ability to avoid further loss on the position.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and other charges when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Concentration Risk: The risk associated with excessive exposure to any one industry or sector. Because the Fund seeks to invest in stocks that provide a yield that exceeds the average yield of its representative industry or sector and because a high percentage of these stocks are financial services based companies, the Fund, from time to time, focuses its investments (i.e., invests more than 25% of its assets) in the financial services sector. This sector concentration exposes the Fund to risks associated with economic conditions in the financial services sector. Those risks include the following, among others:

•

Government Regulation. Companies in the financial services sector are subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. There is also the risk of government intervention in the sector, including such activities as forced receivership or restructuring of companies which could severely adversely affect the values of an investment in company stock.

•	Interest Rate Increases. The profitability of companies in this sector is adversely affected by increases in interest rates.

•	Loan Losses. The profitability of companies in this sector is adversely affected by loan losses, which usually increase in economic downturns.
•	Consolidation and Competition. Newly enacted laws may result in increased inter-industry consolidation and competition in the financial sector.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/09	15.75%
Lowest Quarter 12/31/08	-21.86%
Year-to-date total return as of 9/30/2010	6.58%

15

HIGHMARK EQUITY FUNDS

Equity Income Fund

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	Since Inception 4/1/05
Equity Income Fund Fiduciary Shares
Return Before Taxes	16.96%	-1.36%
Return After Taxes on Distributions	16.55%	-2.03%
Return After Taxes on Distributions and Sale of Fund Shares	11.43%	-1.19%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Pursuant to an agreement and plan of reorganization between the Fund and North Track Equity Income Fund (the “Predecessor Fund”) on June 8, 2009, the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class A Shares, Class B Shares and Class C Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. In the case of Fiduciary Shares, the historical performance information shown above reflects the Class A Shares of the Fund from June 8, 2009 to July 24, 2009, and reflects the Class A shares of the Predecessor Fund prior to June 8, 2009. The performance of the Class A Shares has been adjusted because Class A Shares of the Fund and the Predecessor Fund bear a sales charge while Fiduciary Shares do not bear a sales charge; however, the performance shown for periods prior to July 24, 2009 has not been adjusted to reflect Fiduciary Shares’ fees and expenses. With those adjustments, performance would be higher than that shown. Historical performance of the Predecessor Fund is shown in the bar chart and table because the Fund did not have any operating history prior to the date of the Reorganization.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Ziegler Capital Management, LLC serves as the sub-adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Donald J. Nesbitt	2009	Chief Investment Officer- Equities and Managing Director

Mikhail I. Alkhazov	2009	Vice President and Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

16

HIGHMARK EQUITY FUNDS

Fundamental Equity Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation through investments in U.S. equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.60%
Distribution (12b-1) Fees	0.00%
Other Expenses	1.07%
Acquired Fund Fees and Expenses*	0.01%

Total Annual Fund Operating Expenses**	1.68%
Fee Waivers and Expense Reimbursement	0.70%
Net Expenses†	0.98%

*The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010.

**The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.97% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$100	$461	$847	$1,928

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks of large U.S. companies. The Fund generally considers a company to be a large U.S. company if the company’s capitalization is greater than $1 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. The Fund combines both growth- and value-style investing. In particular, the portfolio managers look for companies with certain key attributes, which may include strong or improving profitability, sustainable competitive advantage, a healthy balance sheet and quality management. As part of this process, the portfolio managers engage in a fundamental analysis of candidate companies that seeks to determine the sustainability of these key attributes and to determine the company’s long-term earnings growth potential. Successful candidates are those whose key attributes are believed to be sustainable and whose earnings growth is determined to be underappreciated based on current valuation.

Portfolio holdings are reviewed for possible sale if the stock is no longer considered undervalued, the stock price declines materially, one or more of the company’s key attributes fails to be sustainable or there are unexpected changes in company management or strategy.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities.

In addition to the securities described above, the Fund may invest up to 20% of the Fund’s assets in foreign securities (which may

17

HIGHMARK EQUITY FUNDS

Fundamental Equity Fund

include up to 10% of the Fund’s assets in emerging market securities), including American Depositary Receipts and securities traded in foreign markets. The Fund may also invest in other types of securities, including bonds. In an effort to preserve the value of your investment under volatile market conditions, the Fund may invest more than 20% of its assets in very short-term debt obligations. Such investments could make it more difficult for the Fund to achieve its goals.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Emerging Market Risk: The Fund’s investment in emerging markets will cause it to face higher political, foreign investment and market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing the performance of the Fund’s Fiduciary Shares for calendar year 2009 and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	16.30%
Lowest Quarter 03/31/09	-6.38%
Year-to-date total return as of 9/30/2010	2.29%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	Since Inception 8/1/08
Fundamental Equity Fund
Fiduciary Shares
Return Before Taxes	32.16%	-5.06%
Return After Taxes on Distributions	32.04%	-5.19%
Return After Taxes on Distributions and Sale of Fund Shares	21.06%	-4.31%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	-5.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

18

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Kenneth Wemer	2008	Vice President and Director of Equity Research

George Rokas	2008	Vice President, Senior Equity Research Analyst and Portfolio Manager

Flavia Araujo	2008	Vice President, Senior Research Analyst and Portfolio Manager

David Dillon	2008	Vice President, Senior Research Analyst and Portfolio Manager

Robert Kang	2008	Vice President, Senior Research Analyst and Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

19

HIGHMARK EQUITY FUNDS

Geneva Mid Cap Growth Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.57%

Total Annual Fund Operating Expenses	1.32%
Fee Waivers and Expense Reimbursement	0.19%
Net Expenses†	1.13%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.13% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$115	$400	$705	$1,574

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to invest, under normal market conditions, in common stocks of publicly traded companies that the sub-adviser believes demonstrate, at the time of a stock’s purchase, strong growth characteristics such as a leadership position in the relevant industry, a sustainable advantage, the ability to increase market share, strong earnings growth potential and experienced management.

The Fund’s investment focus is on U.S. companies whose market capitalization is generally within the market capitalization range of the companies represented in the Russell Midcap Index at time of purchase (“medium capitalization U.S. companies”), although the Fund may invest in companies outside this range. As of September 30, 2010, the market capitalization of companies that issue stocks included in the Russell Midcap Index ranged from approximately $192 million to $18.0 billion. Under normal circumstances, the Fund will invest at least 80% of its assets in medium capitalization U.S. companies. In selecting growth stocks for the Fund, the sub-adviser emphasizes a “bottom-up” fundamental analysis (i.e., developing an understanding of the specific company through any of research, meetings with management and analysis of the company’s financial statements and public disclosures). The sub-adviser’s “bottom-up” approach is supplemented by “top-down” considerations (i.e., reviewing general economic conditions and analyzing their effect on various industries). The sub-adviser also seeks to screen out high risk ideas, such as turnaround stories, initial public offerings and companies that have less than three years of operating history or do not have earnings.

The sub-adviser then focuses on companies that it believes are outperforming or growing faster than others in their industry and applies a proprietary valuation model to determine their values compared to the broader securities markets. Stocks that meet the above criteria are reviewed and approved by the portfolio management team before they are purchased for the Fund. The sub-adviser also seeks industry diversification in its investment approach and seeks to invest in companies that it believes have leading positions in industries that offer growth potential. While it may not always do so, the sub-adviser generally will sell some or all of a company’s stock if: (a) the sub-adviser perceives a major change in the long-term outlook for the company or its industry,

20

(b) the stock becomes extremely overvalued based on the sub-adviser’s proprietary valuation model or (c) the market value of the particular holding represents more than 5% of the Fund’s total assets.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”).

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Medium-Sized Company Stock Risk: Investing in medium-sized companies is generally more risky than investing in large companies, for a variety of reasons. Many medium-sized companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by medium-sized companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, medium-sized companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. The performance of a fund that concentrates on medium-sized companies may be more volatile than that of a fund that invests primarily in larger companies.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and other charges when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 12/31/01	18.68%
Lowest Quarter 12/31/08	-24.61%
Year-to-date total return as of 9/30/2010	12.48%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 1/4/99
Geneva Mid Cap Growth Fund
Fiduciary Shares
Return Before Taxes	35.26%	3.46%	4.86%	5.57%
Return After Taxes on Distributions	35.26%	3.28%	4.76%	5.48%
Return After Taxes on Distributions and Sale of Fund Shares	22.92%	3.00%	4.26%	4.91%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	46.29%	2.40%	-0.52%	3.37%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Pursuant to an agreement and plan of reorganization between the Fund and North Track Geneva Growth Fund (the “Predecessor Fund”) on June 8, 2009, the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class A Shares, Class B Shares and Class C Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. In the case of

21

HIGHMARK EQUITY FUNDS

Geneva Mid Cap Growth Fund

Fiduciary Shares, the historical performance information shown above reflects the Class A Shares of the Fund from June 8, 2009 to June 26, 2009, and reflects the Class A shares of the Predecessor Fund prior to June 8, 2009. The performance of the Class A Shares has been adjusted because Class A Shares of the Fund and the Predecessor Fund bear a sales charge while Fiduciary Shares do not bear a sales charge; however, the performance shown for periods prior to June 26, 2009 has not been adjusted to reflect Fiduciary Shares’ fees and expenses. With those adjustments, performance would be higher than that shown. Historical performance of the Predecessor Fund is shown in the bar chart and table because the Fund did not have any operating history prior to the date of the Reorganization.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Geneva Capital Management Ltd. serves as the sub-adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Amy S. Croen	2009	Director and Co-President

William A. Priebe	2009	Director and Co-President

Michelle J. Picard	2009	Director and Executive Vice President

William Scott Priebe	2009	Director and Executive Vice President

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

22

HIGHMARK EQUITY FUNDS

Geneva Small Cap Growth Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%
Exchange Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	1.00%
Distribution (12b-1) Fees	0.00%
Other Expenses	1.48%
Acquired Fund Fees and Expenses**	0.01%

Total Annual Fund Operating Expenses***	2.49%
Fee Waivers and Expense Reimbursement	1.11%
Net Expenses†	1.38%

** The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010.

***The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 1.37 % for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$140	$670	$1,226	$2,742

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to invest, under normal market conditions, in common stocks of publicly traded companies that the sub-adviser believes demonstrate, at the time of a stock’s purchase, strong growth characteristics such as a leadership position in the relevant industry, a sustainable advantage, the ability to increase market share, strong earnings growth potential and experienced management.

The Fund’s investment focus is on U.S. companies whose market capitalization is generally within the market capitalization range of the companies represented in the Russell 2000 Index at time of purchase (“small capitalization U.S. companies”), although the Fund may invest in companies outside this range. As of September 30, 2010, the market capitalization of companies that issue stocks included in the Russell 2000 Index ranged from approximately $20.5 million to $3.3 billion. Under normal circumstances, the Fund will invest at least 80% of its assets in small capitalization U.S. companies. In selecting growth stocks for the Fund, the sub-adviser emphasizes a “bottom-up” fundamental analysis (i.e., developing an understanding of the specific company through any of research, meetings with management and analysis of the company’s financial statements and public disclosures). The sub-adviser’s “bottom-up” approach is supplemented by “top-down” considerations (i.e., reviewing general economic conditions and analyzing their effect on various industries). The sub-adviser also seeks to screen out high risk ideas, such as turnaround stories, initial public offerings and companies that do not have earnings.

23

HIGHMARK EQUITY FUNDS

Geneva Small Cap Growth Fund

The sub-adviser then focuses on companies that it believes are outperforming or growing faster than others in their industry and applies a proprietary valuation model to determine their values compared to the broader securities markets. Stocks that meet the above criteria are reviewed and approved by the portfolio management team before they are purchased for the Fund. The sub-adviser also seeks industry diversification in its investment approach and seeks to invest in companies that offer niche products or services in growing industries. While it may not always do so, the sub-adviser generally will sell some or all of a company’s stock if: (a) the sub-adviser perceives a major change in the long-term outlook for the company or its industry, (b) the stock becomes extremely overvalued based on the sub-adviser’s proprietary valuation model, (c) the market value of the particular holding represents more than 5% of the Fund’s total assets or (d) more than 25% of the Fund’s total assets are invested in a single industry.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”).

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Small Company Stock Risk: Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. Companies that offer niche products or services may be especially vulnerable to declines in market demand for those products or services. The performance of a fund that concentrates on small companies may be more volatile than that of a fund that invests primarily in larger companies.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and other charges when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

PERFORMANCE INFORMATION

Because the Fund does not have annual returns for at least one calendar year, no bar chart or table is included showing how the Fund’s performance has varied from year to year.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Geneva Capital Management Ltd. serves as the sub-adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Amy S. Croen	2009	Director and Co-President

William A. Priebe	2009	Director and Co-President

Michelle J. Picard	2009	Director and Executive Vice President

William Scott Priebe	2009	Director and Executive Vice President

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

24

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

25

HIGHMARK EQUITY FUNDS

International Opportunities Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%
Exchange Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.95%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.58%
Acquired Fund Fees and Expenses**	0.01%

Total Annual Fund Operating Expenses***	1.54%
Fee Waivers and Expense Reimbursement	0.06%
Net Expenses†	1.48%

**The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010.

***The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 1.47% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$151	$481	$834	$1,829

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest its assets primarily in the equity securities of issuers located in developed and, to a lesser extent, emerging market countries around the world. It will normally invest in established companies in Europe, the United Kingdom, Japan, Asia, Australia and Canada, among other areas. Under normal market conditions, the Fund’s holdings will be spread across multiple industries and geographic regions. Under normal circumstances, HighMark International Opportunities Fund will invest at least 30% of its assets, measured at the time of purchase, in equity securities of non-U.S. companies. HighMark International Opportunities Fund defines a non-U.S. company as one that is organized under the laws of, or has its principal office in, a country other than the United States; derives 50% or more of its revenue from goods produced, services performed or sales made outside of the United States; has 50% or more of its assets located outside of the United States; or has securities that are traded primarily on any securities market located in a country other than the United States.

The Fund employs a disciplined, quantitative approach that focuses first on country selection and then on stock selection within individual countries. A multifactor model is used to rank countries according to their characteristics, including various measures of value, momentum and risk. The relative weighting among these characteristics changes over time according to changes in the overall conditions across global markets. The Fund’s sub-adviser

26

systematically tracks these changes in overall conditions using various measures of monetary liquidity, sentiment, risk aversion and risk premiums. As conditions change, the model changes the relative weights of the selection factors that generate the rankings. The sub-adviser’s stock selection models rank securities according to various measures of value, momentum, quality and analysts’ expectations. Instead of looking at global conditions to set the relative weights of selection factors, the models use local conditions. Because economies are not synchronized, the relative importance of these factors varies by country. The sub-adviser generally overweights those countries and companies that appear to be the most attractive and underweights those countries and companies that appear to be the least attractive. The sub-adviser aims to remain broadly neutral with respect to sectors. In overweighting and underweighting, the sub-adviser may consider global market indices and its own estimates of competitor portfolio weightings.

In addition to the foregoing, the Fund may invest in:

•

Equity securities, such as common and preferred stocks, of foreign issuers. The Fund may also invest in equity securities of U.S. companies. Ordinarily, the Fund will invest at least 65% of its assets in equity securities of companies from at least three countries other than the United States

•

Hedging and other derivative instruments, such as forward foreign currency contracts (including forward foreign currency cross hedges, options, futures and certain other derivative instruments), to manage investment risks or to serve as a substitute for underlying securities or currency positions. Such instruments will principally be used for hedging and risk management purposes, including to help protect its international stock investments from the risk of a strong U.S. dollar.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”) to provide diversified exposure to different international markets and sectors.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Hedging Risk: When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that the Fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce the Fund’s risk, it may not always perfectly offset one position with another. As a result, there is no assurance that the Fund’s hedging transactions will be effective.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and related charges when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

27

HIGHMARK EQUITY FUNDS

International Opportunities Fund

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	22.97%
Lowest Quarter 09/30/08	-22.29%
Year-to-date total return as of 9/30/2010	4.12%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 9/4/79
International Opportunities Fund
Fiduciary Shares
Return Before Taxes	29.73%	5.38%	2.08%	7.45%
Return After Taxes on Distributions	29.51%	4.37%	1.30%	5.25%
Return After Taxes on Distributions and Sale of Fund Shares	20.15%	4.52%	1.58%	5.36%
MSCI All Country World ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	42.14%	6.30%	3.12%	- -

	1 Year	5 Years	10 Years	Since Inception 8/31/79
MSCI EAFE Index (reflects no deduction for fees or expenses)	31.78%	3.54%	1.17%	9.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Pursuant to an agreement and plan of reorganization between the Fund and Bailard International Equity Fund (the “Predecessor

Fund”), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Fiduciary Shares, the historical performance information shown above for periods prior to April 3, 2006 reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for shareholder servicing fees and expenses applicable to Fiduciary Shares of the Fund. Historical performance of the Predecessor Fund is shown in the bar chart and table because the Fund did not have any operating history prior to the date of the Reorganization.

The performance figures of the Fund have been restated to reflect the deduction of an advisory fee at an assumed 1% annual rate from inception to 9/30/93.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Bailard, Inc. serves as the sub-adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Peter M. Hill	2006	Chief Executive Officer

Anthony Craddock	2006	Senior Vice President

Eric P. Leve	2006	Executive Vice President

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

28

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

29

HIGHMARK EQUITY FUNDS

Large Cap Growth Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation through investments in U.S. equity securities; current income is incidental.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.60%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.61%

Total Annual Fund Operating Expenses	1.21%
Fee Waivers and Expense Reimbursement	0.19%
Net Expenses†	1.02%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.02% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$104	$365	$647	$1,449

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks of large U.S. growth companies. In particular, the portfolio managers look for companies with certain key attributes, which may include strong or improving profitability, sustainable competitive advantage, a healthy balance sheet and quality management. As part of this process, the portfolio managers engage in a fundamental analysis of candidate companies that seeks to determine the sustainability of these key attributes and to determine the company’s long-term earnings growth potential. Successful candidates are those whose key attributes are believed to be sustainable and whose earnings growth is determined to be underappreciated based on current valuation.

Portfolio holdings are reviewed for possible sale if the stock is no longer considered undervalued, the stock price declines materially, one or more of the company’s key attributes fails to be sustainable or there are unexpected changes in company management or strategy.

Under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies. The Fund generally considers a company to be a large capitalization company if the company’s capitalization is greater than $1 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

In addition to the securities described above, the Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 10% of the Fund’s assets in emerging market securities), including American Depositary Receipts and locally traded securities. The Fund may also invest in other types of securities, including bonds. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 20% of the Fund’s assets in very short-term debt obligations. Such a strategy could make it more difficult for the Fund to achieve its goals.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in

30

the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country.

This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 12/31/01	17.59%
Lowest Quarter 03/31/01	-31.39%
Year-to-date total return as of 9/30/2010	3.23%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 11/18/93
Large Cap Growth Fund
Fiduciary Shares
Return Before Taxes	35.95%	2.44%	-5.68%	4.05%
Return After Taxes on Distributions	35.79%	2.37%	-5.99%	2.89%
Return After Taxes on Distributions and Sale of Fund Shares	23.57%	2.09%	-4.61%	3.18%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	1.63%	-3.99%	6.65%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

31

HIGHMARK EQUITY FUNDS

Large Cap Growth Fund

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Kenneth Wemer	2006	Vice President and Director of Equity Research

George Rokas	2006	Vice President and Senior Equity Research Analyst/Portfolio Manager

Flavia Araujo	2006	Vice President, Senior Research Analyst and Portfolio Manager

David Dillon	2007	Vice President, Senior Research Analyst and Portfolio Manager

Robert Kang	2006	Vice President, Senior Research Analyst and Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

32

HIGHMARK EQUITY FUNDS

Large Cap Value Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.60%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.56%

Total Annual Fund Operating Expenses	1.16%
Fee Waivers and Expense Reimbursement	0.16%
Net Expenses†	1.00%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.00 % for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$102	$353	$623	$1,395

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in U.S. stocks that the portfolio managers believe are undervalued.

The portfolio managers emphasize a value-oriented approach to selecting stocks for the Fund’s portfolio. When selecting stocks for the Fund’s portfolio, the portfolio managers attempt to identify stocks that are undervalued relative to the market, the stocks’ historic valuations or the stocks’ future potential based on factors such as the stocks’ underlying earnings, book values, cash flows, dividend yields and private market values. The Fund will generally invest in companies with large capitalizations, and it is anticipated that a majority of such companies will pay dividends.

Under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies. The Fund considers a company to be a large capitalization company if the company’s capitalization is within the range of those companies in the Russell 1000 Value Index. As of September 30, 2010, the market capitalization of companies that issue stocks included in the Russell 1000 Value Index ranged from approximately $192 million to $315 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

The Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include investing up to 5% of the Fund’s assets in emerging market securities), including American Depositary Receipts and locally traded securities. The Fund may also invest in convertible bonds and other types of securities in addition to those described above. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 20% of the Fund’s assets in very short-term debt obligations. Such a strategy could make it more difficult for the Fund to achieve its goals.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

33

HIGHMARK EQUITY FUNDS

Large Cap Value Fund

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/03	16.75%
Lowest Quarter 09/30/02	-19.30%
Year-to-date total return as of 9/30/2010	2.81%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 2/9/84
Large Cap Value Fund Fiduciary Shares
Return Before Taxes	16.25%	0.19%	0.36%	9.08%
Return After Taxes on Distributions	15.96%	-0.21%	-0.18%	6.98%
Return After Taxes on Distributions and Sale of Fund Shares	10.88%	0.21%	0.17%	7.00%

	1 Year	5 Years	10 Years	Since Inception 1/31/84
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	2.47%	10.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Performance data includes the performance of the IRA Fund Income Equity Portfolio for the period prior to its consolidation with the HighMark Large Cap Value Fund (formerly the HighMark Income Equity Fund) on 6/23/88.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Richard Earnest	2010	Senior Vice President and Director of Value Momentum

Todd Lowenstein	2010	Vice President and Director of Value Momentum

Keith Stribling	2010	Vice President and Director of Value Momentum

34

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

35

HIGHMARK EQUITY FUNDS

NYSE Arca Tech 100 Index Fund

INVESTMENT OBJECTIVE AND GOAL

To track the total return of the NYSE Arca Tech 100 Index, before deducting for Fund expenses.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.37%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.63%

Total Annual Fund Operating Expenses	1.00%
Fee Waivers and Expense Reimbursement	0.17%
Net Expenses†	0.83%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 0.83% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$85	$301	$536	$1,209

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to track the total return of the NYSE Arca Tech 100 Index, before deducting for Fund expenses. The NYSE Arca Tech 100 Index, which consists of at least 100 individual technology-related securities, is a price-weighted index of stocks of companies from different industries that produce or deploy innovative technologies to conduct their business. As of September 30, 2010, the market capitalization of companies that issue stocks included in the NYSE Arca Tech 100 Index ranged from approximately $245 million to $259 billion.

To pursue its principal investment strategy, the Fund under normal market conditions invests substantially all of its assets in substantially all of the component securities included in the NYSE Arca Tech 100 Index in approximately the same proportions as they are represented in the NYSE Arca Tech 100 Index. The Fund will seek to invest its assets such that its coefficient of correlation to the NYSE Arca Tech 100 Index will be approximately 90%. The Fund will also under normal circumstances maintain at least 90% of its assets in securities that are included in the NYSE Arca Tech 100 Index, except that the Fund may fall temporarily (i.e. up to five trading days) below 90% if the Fund receives cash inflows that it cannot, or it is imprudent, in the judgment of the sub-adviser, to, invest immediately in securities included in the NYSE Arca Tech 100 Index.

The largest component of the NYSE Arca Tech 100 Index consists of companies in the technology sector, such as companies in the software, hardware and semiconductor industries. However, the NYSE Arca Tech 100 Index also includes companies in numerous other industries, such as aerospace and defense, health care equipment, biotechnology and others. Because the NYSE Arca Tech 100 Index includes securities from several technology industries, the Fund is permitted to invest more than 25% of its total assets in securities of companies in the technology sector.

From time to time, under normal market conditions, up to 5% of the Fund’s assets may be held in cash, cash equivalents or certain short-term, fixed-income securities. These investments will not perform the same as the NYSE Arca Tech 100 Index. In order to achieve performance that more closely replicates the performance of the NYSE Arca Tech 100 Index, the Fund may invest up to 10%

36

of its total assets in exchange-traded index futures contracts and index options, including futures contracts and options on the NASDAQ-100 Index. Subject to regulatory limitations, the Fund may also invest up to 10% of its assets in exchange-traded funds that are based on the NASDAQ-100 Index or, should they become available, on the NYSE Arca Tech 100 Index, or that otherwise track closely to the NYSE Arca Tech 100 Index, and in options on such exchange-traded funds (“ETFs”).

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Correlation Risk: Although the sub-adviser will attempt to track the performance of the NYSE Arca Tech 100 Index, there can be no assurance that it will be able to do so in all market conditions. For example, the index options and futures used by the sub-adviser to equitize the Fund’s cash positions and short-term investments may not precisely track the performance of the NYSE Arca Tech 100 Index. Also, the Fund will incur brokerage commissions and other transaction costs in order to maintain investments that mirror the NYSE Arca Tech 100 Index, and will incur advisory and other service fees and operating costs and expenses that will reduce the total return of the Fund as compared to that of the NYSE Arca Tech 100 Index.

Concentration Risk: The risk associated with excessive exposure to any one industry or sector. Because the Fund structures its investment portfolio to correspond to the composition of the NYSE Arca Tech 100 Index, a significant portion of the Fund’s investments will consist of securities within the technology sector. Generally, more than 25% of the assets of the Fund will be invested in equity securities within that sector, and therefore, the Fund is concentrated in the technology sector.

The Fund’s investments in technology related companies expose the Fund to risks associated with economic conditions in the technology market to a greater extent than funds not concentrated in the technology sector. Due to intense global competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy. In the past, such companies have also experienced volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.

In addition, there may be times when one or more industries may be over-represented on the NYSE Arca Tech 100 Index (i.e., the industry represents greater than 25% of the NYSE Arca Tech 100 Index), which may expose the Fund during such periods to risks associated with industry concentration. The types of industries that are over-represented, if any, may vary from time to time.

Options and Futures Strategies Risk: Losses associated with index futures contracts and index options in which the Fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for the Fund. Also, there is a possibility that active trading may decline or cease all together in the secondary market for a futures contract or an option held by the Fund. The Fund consequently might be unable to close out a position prior to its maturity date, which could limit its ability to avoid further loss on the position. Finally, the Fund’s options and futures strategies expose it to the correlation risks discussed above.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and other charges when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

37

HIGHMARK EQUITY FUNDS

NYSE Arca Tech 100 Index Fund

YEAR-BY-YEAR RETURNS

Highest Quarter 12/31/01	32.67%
Lowest Quarter 09/30/01	-28.94%
Year-to-date total return as of 9/30/2010	10.66%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 6/10/96
NYSE Arca Tech 100 Index Fund
Fiduciary Shares
Return Before Taxes	42.55%	1.88%	-1.71%	10.07%
Return After Taxes on Distributions	42.55%	1.88%	-2.31%	9.21%
Return After Taxes on Distributions and Sale of Fund Shares	27.65%	1.61%	-1.69%	8.64%
NYSE Arca Tech 100 Index (reflects no deduction for fees, expenses or taxes)	43.08%	2.31%	-1.06%	10.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Pursuant to an agreement and plan of reorganization between the Fund and North Track NYSE Arca Tech 100 Index Fund (the “Predecessor Fund”) on June 8, 2009, the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class A Shares, Class B Shares and Class C Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. In the case of Fiduciary Shares, the historical performance information shown above reflects the Class A Shares of the Fund from June 8, 2009 to July 23, 2009, and reflects the Class A shares of the Predecessor Fund prior to June 8, 2009. The performance of the Class A Shares has been adjusted because Class A Shares of the Fund and the Predecessor Fund bear a sales charge while Fiduciary Shares do not bear a sales charge; however, the performance shown for periods prior to July 23, 2009 has not been adjusted to reflect Fiduciary Shares’ fees and expenses. With those adjustments, performance would be higher than that shown. Historical performance of the Predecessor Fund is shown in the bar chart and table because the Fund did not have any operating history prior to the date of the Reorganization.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Ziegler Capital Management, LLC serves as the sub-adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Donald J. Nesbitt	2009	Chief Investment Officer-Equities

Mikhail I. Alkhazov	2009	Vice President and Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

38

HIGHMARK EQUITY FUNDS

Small Cap Advantage Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%
Exchange Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.95%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.84%

Total Annual Fund Operating Expenses	1.79%
Fee Waivers and Expense Reimbursement	0.42%
Net Expenses†	1.37%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.37% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$139	$522	$930	$2,071

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the stocks of U.S. small capitalization companies that the Adviser believes have improving earnings growth potential and attractive valuation. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of small capitalization companies.

The Adviser uses an actively managed bottom-up stock selection process for choosing securities across a small-cap equity market universe that primarily includes companies represented in the Russell 2000 Index. As of September 30, 2010, the market capitalization of companies that issue stocks included in the Russell 2000 Index ranged from approximately $20.5 million to $3.3 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. The Fund seeks to identify those securities most attractive from a fundamental perspective, based on favorable valuation factors, supportive management criteria, and potential for price appreciation to allocate security holdings. The Fund will tend to show a preference for inexpensive stocks characterized by favorable valuation characteristics and improving catalysts. Portfolio risk is managed using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions in an effort to maintain an equity portfolio that is diversified across sectors. Risk characteristics of the portfolio are monitored in an effort to minimize return volatility relative to the Russell 2000 Index. Investments are sold when, as determined by the Adviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

In addition to holdings in primarily small-cap U.S. equity securities, the Fund may invest up to 20% of the Fund’s assets in foreign securities, including American Depositary Receipts and locally traded securities (which may include up to 5% of the Fund’s assets in emerging market securities). The Fund may also invest in

39

HIGHMARK EQUITY FUNDS

Small Cap Advantage Fund

derivatives (including equity index futures) and exchange-traded funds (“ETFs”) as warranted. Derivatives, particularly index futures and options, may be used by the Fund to shift style or size exposure, as well as efficiently manage cash flow from shareholder redemptions or subscriptions. Fixed-income and cash equivalent assets will generally not exceed 10% of the total assets of the Fund under normal market conditions. In addition to those securities described above, the Fund may invest in other types of securities including fixed-income securities and very short-term debt obligations. Investment in such securities could make it more difficult for the Fund to achieve its goals.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and other charges when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/09	19.67%
Lowest Quarter 12/31/08	-26.91%
Year-to-date total return as of 9/30/2010	14.95%

40

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	Since Inception 3/1/07
Small Cap Advantage Fund
Fiduciary Shares
Return Before Taxes	20.59%	-12.33%
Return After Taxes on Distributions	20.52%	-12.43%
Return After Taxes on Distributions and Sale of Fund Shares	13.48%	-10.28%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	27.17%	-6.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
David J. Goerz III	2007	Senior Vice President and Chief Investment Officer
Derek Izuel	2008	Vice President and Director of Quantitative Strategies

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

41

HIGHMARK EQUITY FUNDS

Small Cap Value Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%
Exchange Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	1.00%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.66%

Total Annual Fund Operating Expenses	1.66%
Fee Waivers and Expense Reimbursement	0.29%
Net Expenses†	1.37%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.37% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$139	$495	$875	$1,941

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the stocks of small capitalization U.S. companies that the portfolio managers believe are undervalued.

Under normal circumstances, the Fund will invest at least 80% of its assets in small capitalization companies. The Fund considers a company to be a small capitalization company if the company’s capitalization is within the range of those companies in the Russell 2000 Index and/or that are $2.5 billion or less. As of September 30, 2010, the market capitalization of companies that issue stocks included in the Russell 2000 Index ranged from approximately $20.5 million to $3.3 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

The Fund’s portfolio managers seek companies that they believe are both fundamentally strong and undervalued relative to current market averages and/or the stock’s own historic norms. Of these, the portfolio managers favor companies exhibiting positive momentum in their share price or earnings.

In addition to the securities described above, the Fund may invest up to 20% of the Fund’s assets in foreign securities, including American Depositary Receipts, and locally traded securities. The Fund may also invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 20% of the Fund’s assets in very short-term debt obligations. Such a strategy could make it more difficult for the Fund to achieve its goals.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

42

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country.

This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	30.39%
Lowest Quarter 12/31/08	-26.59%
Year-to-date total return as of 9/30/2010	11.13%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 9/17/98
Small Cap Value Fund
Fiduciary Shares
Return Before Taxes	35.34%	-0.62%	5.58%	7.87%
Return After Taxes on Distributions	35.10%	-2.07%	4.27%	6.41%
Return After Taxes on Distributions and Sale of Fund Shares	23.29%	-0.53%	4.62%	6.55%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	20.58%	-0.01%	8.27%	8.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

43

HIGHMARK EQUITY FUNDS

Small Cap Value Fund

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. LSV Asset Management serves as the sub-adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Josef Lakonishok	2001	Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager
Menno Vermeulen	2001	Partner, Portfolio Manager and Senior Quantitative Analyst
Puneet Mansharamani	2006	Partner, Portfolio Manager and Senior Quantitative Analyst

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

44

HIGHMARK EQUITY FUNDS

Value Momentum Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital growth; current income is a secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.60%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.51%

Total Annual Fund Operating Expenses	1.11%
Fee Waivers and Expense Reimbursement	0.09%
Net Expenses†	1.02%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.02% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$104	$344	$603	$1,344

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal market conditions, invests primarily in U.S. stocks that the portfolio managers believe are undervalued.

The portfolio managers emphasize a value-oriented approach to selecting stocks for the Fund’s portfolio. They first identify stocks that they believe are undervalued relative to the market and to the security’s historic valuation. The portfolio managers then screen these stocks to eliminate those that demonstrate excessive negative price or earnings momentum. The Fund generally will invest in companies with a medium to large market capitalization and a majority of them will pay dividends. The Fund considers a company to be a large capitalization company if the company’s capitalization is within the range of those companies in the S&P 500 Index and/or the Russell 1000 Value Index. As of September 30, 2010, the market capitalization of companies that issue stocks included in the S&P 500 Index and the Russell 1000 Value Index ranged from approximately $1.1 billion to $291 billion and from approximately $192 million to $315 billion, respectively. The Fund considers a company to be a medium capitalization company if the company’s capitalization is within the range of those companies in the Russell MidCap Index. As of September 30, 2010, the market capitalization of companies that issue stocks included in the Russell MidCap Index ranged from approximately $192 million to $18 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

In addition to U.S. common stocks, the Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 5% of the Fund’s assets in emerging market securities), including American Depositary Receipts, and locally traded securities. The Fund may also invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 35% of the Fund’s assets in very short-term debt obligations. In these and other cases, the Fund may not achieve its total return and income objectives.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or

45

HIGHMARK EQUITY FUNDS

Value Momentum Fund

guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/03	17.47%
Lowest Quarter 12/31/08	-24.06%
Year-to-date total return as of 9/30/2010	2.40%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 2/1/91
Value Momentum Fund Fiduciary Shares
Return Before Taxes	24.22%	0.31%	1.37%	8.57%
Return After Taxes on Distributions	23.93%	-1.23%	-0.10%	7.13%
Return After Taxes on Distributions and Sale of Fund Shares	16.03%	0.41%	1.01%	7.29%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%	8.65%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	2.47%	9.59%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Performance for Fiduciary Shares includes the performance of the Stepstone Value Momentum Fund for the period prior to its consolidation with the HighMark Value Momentum Fund on 4/25/97.

The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

46

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Richard Earnest	1991	Senior Vice President and Director of Value Momentum

Keith Stribling	1998	Vice President and Director of Value Momentum

Todd Lowenstein	2001	Vice President and Director of Value Momentum

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

47

HIGHMARK FIXED-INCOME FUNDS

Bond Fund

INVESTMENT OBJECTIVE AND GOAL

To seek total return through investments in fixed-income securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.50%
Acquired Fund Fees and Expenses*	0.01%

Total Annual Fund Operating Expenses**	1.01%
Fee Waivers and Expense Reimbursement	0.21%
Net Expenses†	0.80%

*The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010.

**The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.79% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$82	$301	$537	$1,217

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in bonds which include:

•	Debt obligations issued or guaranteed by the U.S. Government or its agencies.

•	Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody’s or S&P recognize as investment-grade.

•	Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

•	Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody’s and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund’s assets in very short-term debt obligations. Such a defensive strategy could make it more difficult for the Fund to achieve its income and total return objectives.

48

The Fund will maintain an average duration of between 3 and 6 years, which the portfolio managers expect to be within one year of the duration of the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates.

The portfolio managers consider several factors when selecting securities for the Fund’s portfolio, including:

•	An assessment of the future level of interest rates and inflation.

•	Expectations for U.S. and global economic growth.

•	Relative yields among securities in various market sectors.

•	The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The portfolio managers also consider the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund’s shareholders.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. With respect to mortgage-backed and asset-backed securities, enforcing rights against the underlying assets or collateral on such securities may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults. Mortgage-backed and asset-backed securities may be subject to significant credit risk during declining economic cycles.

Prepayment/Call Risk: The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/09	4.95%
Lowest Quarter 09/30/08	-2.95%
Year-to-date total return as of 9/30/2010	8.67%

49

HIGHMARK FIXED-INCOME FUNDS

Bond Fund

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 2/15/84
Bond Fund
Fiduciary Shares
Return Before Taxes	11.00%	4.86%	5.93%	7.58%
Return After Taxes on Distributions	9.31%	3.15%	3.99%	4.97%
Return After Taxes on Distributions and Sale of Fund Shares	7.11%	3.13%	3.90%	4.91%

	1 Year	5 Years	10 Years	Since Inception 2/29/84
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%	8.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Performance data includes the performance of the IRA Fund Bond Portfolio for the period prior to its consolidation with the HighMark Bond Fund on 6/23/88.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
E. Jack Montgomery	1994	Vice President and Director of Fixed-Income
Jeffrey Klein	2010	Fixed Income Funds Manager

Gregory Lugosi	1994	Vice President and Fixed Income Funds Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

50

HIGHMARK FIXED-INCOME FUNDS

California Intermediate Tax-Free Bond Fund

INVESTMENT OBJECTIVE AND GOAL

To seek high current income that is exempt from federal income tax and California state personal income tax.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.52%
Acquired Fund Fees and Expenses*	0.01%

Total Annual Fund Operating Expenses**	1.03%
Fee Waivers and Expense Reimbursement	0.48%
Net Expenses†	0.55%

*The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010.

**The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.54% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$56	$280	$522	$1,216

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in investment-grade municipal bonds and notes that are tax-exempt in California. The Fund considers a security to be investment grade if it is rated BBB- or better by Standard & Poor’s; Baa3 or better by Moody’s Investors Service, Inc.; similarly rated by another nationally recognized securities rating organization; or, if not rated, determined to be of comparably high quality by the Fund’s Adviser.

Under normal market conditions, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from both federal income tax and California personal income tax. This policy is fundamental and will not be changed without shareholder approval.

Although the Fund will invest primarily in California municipal bonds, it may also invest in municipal bonds from other states, territories and possessions of the United States if the income from these bonds is exempt from U.S. federal income taxes. In addition, the Fund may invest in shares of money market funds and other investment companies that have similar investment objectives.

Under certain conditions, such as if there is a temporary lack of bonds available that are exempt from federal and California state taxes and that fit within the Fund’s investment restrictions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal or California state taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (“AMT”)

51

HIGHMARK FIXED-INCOME FUNDS

California Intermediate Tax-Free Bond Fund

should note that the portfolio managers will invest at least 80% of the Fund’s assets in bonds that pay interest exempt from the AMT under normal market conditions.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund’s portfolio, the portfolio managers consider factors such as:

•	The potential direction of interest rate changes.

•	Their expectations for the U.S. economy in general and California’s economy in particular.

•	The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund’s objectives and for adjusting portfolio duration. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. The Fund may invest in futures and options on futures based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund’s assets.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

California State Specific Risk: By concentrating its investments in California, the Fund may be more susceptible to factors adversely affecting issuers of California municipal bonds than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in bonds issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates.

Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Prepayment/Call Risk: The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/09	4.72%
Lowest Quarter 06/30/04	-1.99%
Year-to-date total return as of 9/30/2010	4.59%

52

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 10/15/93
California Intermediate Tax-Free Bond Fund
Fiduciary Shares
Return Before Taxes	6.48%	3.64%	4.58%	4.44%
Return After Taxes on Distributions	6.46%	3.58%	4.53%	4.41%
Return After Taxes on Distributions and Sale of Fund Shares	5.49%	3.62%	4.49%	4.40%

	1 Year	5 Years	10 Years	Since Inception 10/31/93
Barclays Capital 7-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	7.61%	4.58%	5.59%	5.29%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Performance data includes the performance of the Stepstone California Intermediate Tax-Free Bond Fund for the period prior to its consolidation with the HighMark California Intermediate Tax-Free Bond Fund on 4/25/97.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Robert Bigelow	1994	Vice President and Director of Municipal Securities

Raymond Mow	1995	Vice President and Fixed-Income Funds Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund normally intends to make distributions that consist of exempt-interest dividends which are generally not taxable to you for federal income tax purposes, but a portion of its distributions may be subject to the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

53

HIGHMARK FIXED-INCOME FUNDS

National Intermediate Tax-Free Bond Fund

INVESTMENT OBJECTIVE AND GOAL

To seek to provide high current income that is exempt from federal income tax.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.57%
Acquired Fund Fees and Expenses*	0.01%

Total Annual Fund Operating Expenses**	1.08%
Fee Waivers and Expense Reimbursement	0.55%
Net Expenses†	0.53%

*The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010.

**The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.52% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$54	$289	$542	$1,268

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in municipal bonds and notes of states, territories and possessions of the United States that are exempt from federal income tax.

Under normal market conditions, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from federal income tax. This policy is fundamental and will not be changed without shareholder approval.

Under normal market conditions, the Fund will invest at least 65% of its assets in municipal securities. This policy is non-fundamental and may be changed without shareholder approval.

Under certain conditions, such as if there is a temporary lack of bonds available that are exempt from federal taxes and that fit within the Fund’s investment restrictions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal income taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (“AMT”) should note that the portfolio managers will invest at least 80% of the Fund’s assets in bonds that pay interest exempt from the AMT under normal market conditions.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund’s portfolio, the portfolio managers consider factors such as:

•	The potential direction of interest rate changes.

•	Their expectations for the U.S. economy in general.

•	The credit rating and stability of the issuers.

54

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund’s objectives and for adjusting portfolio duration. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. The Fund may invest in futures and options on futures based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund’s assets. In addition, the Fund may invest in shares of money market funds and other investment companies that have similar investment objectives.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Prepayment/Call Risk: The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/09	4.14%
Lowest Quarter 06/30/04	-1.78%
Year-to-date total return as of 9/30/2010	4.81%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 2/17/89
National Intermediate Tax-Free Bond Fund
Fiduciary Shares
Return Before Taxes	5.87%	3.84%	4.42%	4.91%
Return After Taxes on Distributions	5.87%	3.80%	4.38%	4.89%
Return After Taxes on Distributions and Sale of Fund Shares	4.95%	3.82%	4.36%	4.91%
Barclays Capital 7-Year
Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	7.61%	4.58%	5.59%	- -

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Performance data in the above bar chart and table includes the performance of a common trust fund for the period prior to its consolidation with the National Intermediate Tax-Free Bond Fund on October 18, 2002. The National Intermediate Tax-Free Bond Fund commenced operations as of October 18, 2002 subsequent to

55

HIGHMARK FIXED-INCOME FUNDS

National Intermediate Tax-Free Bond Fund

the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of Fiduciary Shares of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the fees and expenses associated with the Fiduciary Shares of the Fund. The common trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered, its returns may have been lower.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Robert Bigelow	1996	Vice President and Director of Municipal Securities

Raymond Mow	1996	Vice President and Fixed- Income Funds Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund normally intends to make distributions that consist of exempt-interest dividends which are generally not taxable to you for federal income tax purposes, but a portion of its distributions may be subject to the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

56

HIGHMARK FIXED-INCOME FUNDS

Short Term Bond Fund

INVESTMENT OBJECTIVE AND GOAL

To seek total return through investments in fixed-income securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.40%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.59%
Acquired Fund Fees and Expenses*	0.02%

Total Annual Fund Operating Expenses**	1.01%
Fee Waivers and Expense Reimbursement	0.29%
Net Expenses†	0.72%

*The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010.

**The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.70% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$74	$293	$530	$1,210

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in bonds which include:

•	Debt obligations issued or guaranteed by the U.S. Government or its agencies.

•	Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody’s or S&P recognize as investment-grade.

•	Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

•	Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund will maintain an average duration of between 1 and 3 years. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody’s and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment

57

HIGHMARK FIXED-INCOME FUNDS

Short Term Bond Fund

under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund’s assets in very short-term debt obligations. Such a defensive strategy could make it more difficult for the Fund to achieve its goals.

The portfolio managers consider several factors when selecting securities for the Fund’s portfolio, including:

•	An assessment of the future level of interest rates and inflation.

•	Expectations for U.S. and global economic growth.

•	Relative yields among securities in various market sectors.

•

The yield to maturity, quality, liquidity and capital appreciation potential of individual securities. The Fund portfolio managers also consider the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund’s shareholders.

The Fund may sell a security if, among other reasons, the credit quality of the security deteriorates significantly or if a better relative value can be obtained from another security.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Prepayment/Call Risk: The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/09	2.16%
Lowest Quarter 09/30/08	-0.62%
Year-to-date total return as of 9/30/2010	2.91%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	Since Inception 11/2/04
Short Term Bond Fund
Fiduciary Shares
Return Before Taxes	6.77%	4.01%	3.85%
Return After Taxes on Distributions	5.51%	2.66%	2.51%
Return After Taxes on Distributions and Sale of Fund Shares	4.39%	2.62%	2.50%

	1 Year	5 Years	Since Inception 10/31/04
Barclays Capital 1-3 Year U.S. Government/ Credit Bond Index (reflects no deduction for fees, expenses or taxes)	3.82%	4.32%	4.13%

58

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
E. Jack Montgomery	2004	Vice President and Director of Fixed-Income

Jeffrey Klein	2010	Fixed Income Funds Manager

Gregory Lugosi	2004	Vice President and Fixed Income Funds Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

59

HIGHMARK FIXED-INCOME FUNDS

Wisconsin Tax-Exempt Fund

INVESTMENT OBJECTIVE AND GOAL

To seek to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses*	0.54%
Acquired Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses	1.06%
Fee Waivers and Expense Reimbursement	0.39%
Net Expenses†	0.67%

*Other Expenses are based on estimated amounts for the current fiscal year.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.65% for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$68	$298	$547	$1,259

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in municipal bonds issued by the State of Wisconsin, its municipalities, other political subdivisions and public authorities of Wisconsin and similar obligations of other agencies and entities that pay interest that, in the opinion of bond counsel to the issuer, is exempt, from federal income tax and Wisconsin personal income tax (including territories and possessions of the United States and their political subdivisions and public authorities, and certain other governmental issuers).

Under normal market conditions, the Fund invests its assets so that at least 80% of the income earned on those investments will be exempt, in the opinion of bond counsel to the issuer, from federal income tax and Wisconsin personal income tax and also from federal and applicable Wisconsin alternative minimum taxes.

Debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions and certain other governmental issuers, the interest on which is exempt from federal income tax, are referred to as “tax exempt obligations.”

When the sub-adviser is unable to find a sufficient supply of qualifying tax exempt obligations issued in Wisconsin that the sub-adviser believes could be good investments for the Fund, the sub-adviser may invest more than 25% of the Fund’s assets in debt obligations issued by or on behalf of Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa, the Northern Mariana Islands and their municipalities and other political subdivisions and public

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authorities, the income from which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Wisconsin personal income tax.

The Fund invests primarily in tax exempt obligations that are rated investment grade at the time of purchase (i.e., at least Baa3/BBB-) or that are unrated but that the sub-adviser determines, at the time of purchase, are of comparable quality to obligations rated investment grade.

The Fund may invest up to 20% of its assets in tax exempt obligations that are rated below investment grade, (but not rated below “B”) and in unrated bonds that the sub-adviser determines, at the time of purchase, to be of comparable quality (these below investment grade obligations are sometimes referred to as junk bonds).

It is possible that, after the Fund purchases a tax exempt obligation that meets its credit quality standards, the obligation may be downgraded or the sub-adviser may reassess its view of the issuer’s credit quality. The sub-adviser will consider such an event in determining whether the Fund should continue to hold the obligation, but will not automatically dispose of the obligation solely because it has been downgraded. However, if such a downgrade causes more than 5% of the Fund’s total assets to be invested in tax exempt obligations that do not meet the Fund’s minimum credit standards, then the sub-adviser intends to sell some of the lower quality tax exempt obligations so that less than 5% of the Fund’s total assets are invested in such obligations.

In analyzing rated and unrated tax exempt obligations, the sub-adviser obtains and reviews available information on the creditworthiness of the parties obligated to make principal and interest payments (including any parties who guarantee the borrower’s payment obligations). The sub-adviser also considers various qualitative factors and trends that affect tax exempt obligations generally. A significant portion of the credit ratings of the tax exempt obligations held by the Fund are enhanced by insurance, although the ability of the insurer to pay principal and interest in the event of a default by the issuer cannot be assured.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Junk Bond Risk: Below investment grade bonds generally offer higher yields than investment grade bonds, but also carry greater risk. They are more vulnerable to default than higher grade bonds, and are more susceptible to adverse business, financial and economic conditions that impair the capacity and willingness of borrowers to make scheduled interest and principal payments. The market prices of these bonds tend to fluctuate more in times of economic uncertainty than is the case for higher rated bonds. The Fund attempts to minimize its exposure to this risk by limiting its investments in junk bonds to those rated in the fifth and sixth highest categories, Ba/B/BB, and unrated bonds that the sub-adviser determines are of comparable quality. The Fund may also invest in bonds rated in the fourth highest rating category, Baa/BBB-. Bonds in this category, although rated investment grade, have some of the speculative characteristics referenced above.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forgo a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of the Fund.

Geographic Concentration Risk: The Fund normally will invest significant portions of its assets in several specific geographic areas, including Wisconsin and, to a lesser extent, U.S. territories, for example, Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Northern Mariana Islands. Political, legislative, business and economic conditions and developments within these areas will affect the Fund’s performance, because the Fund’s investments primarily will be made in those geographic territories. For example, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of municipal issuers in these jurisdictions to pay interest or repay principal. Future political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of municipal issuers. By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations.

Industry/Sector Risk: The risk associated with excessive exposure to any one industry or sector. The Fund does not seek to concentrate its investments in any particular industry, and generally will not invest more than 25% of its assets in tax exempt

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HIGHMARK FIXED-INCOME FUNDS

Wisconsin Tax-Exempt Fund

obligations payable from the revenues of any single industry. However, when the sub-adviser is unable to find a sufficient supply of other appropriate tax exempt obligations, it may invest more than 25% of the Fund’s assets in bonds payable from the revenues of any of the housing, healthcare or utilities industries. Any economic, business, political and other changes that affect one such revenue bond potentially could affect other revenue bonds in the same industry segment. The resulting industry concentration could increase the Fund’s market risk or credit risk, or both.

Limited Supply Risk: Only limited categories of tax exempt obligations are exempt from both federal income tax and Wisconsin personal income tax. Because there are limited categories of these double tax exempt bonds, the Fund may not always be able to invest its assets in tax exempt obligations issued in Wisconsin.

Alternative Minimum Tax Risk: The Fund may invest up to 10% of its total assets in municipal securities that generate interest which is subject to alternative minimum tax (“AMT”). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return.

Non-Diversification Risk: The Fund is a “non-diversified” fund under the Investment Company Act of 1940. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer, and thereby have greater exposure to risks associated with an individual issuer.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/09	6.32%
Lowest Quarter 09/30/08	-3.17%
Year-to-date total return as of 9/30/2010	5.93%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years
Wisconsin Tax-Exempt Fund
Fiduciary Shares
Return Before Taxes	10.84%	3.26%	4.78%
Return After Taxes on Distributions	10.84%	3.25%	4.77%
Return After Taxes on Distributions and Sale of Fund Shares	8.31%	3.29%	4.67%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Pursuant to an agreement and plan of reorganization between the Fund and North Track Wisconsin Tax-Exempt Fund (the “Predecessor Fund”) on June 8, 2009, the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class A Shares, Class B Shares and Class C Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. In the case of Fiduciary Shares, the historical performance information shown above reflects the Class A Shares of the Fund from June 8, 2009 to December 31, 2009, and reflects the Class A shares of the Predecessor Fund prior to June 8, 2009. The performance of the Class A Shares has been adjusted because Class A Shares of the Fund and the Predecessor Fund bear a sales charge while Fiduciary Shares do not bear a sales charge; however, the performance shown for periods prior to December 31, 2009 has not been adjusted to reflect Fiduciary Shares’ fees and expenses. With those adjustments, performance would be higher than that shown. Historical performance of the Predecessor Fund is shown in the bar chart and table because the Fund did not have any operating history prior to the date of the Reorganization.

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MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Ziegler Capital Management, LLC serves as the sub-adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Richard D. Scargill	2009	Senior Vice President

Paula M. Horn	2009	Managing Director and Chief Investment Officer-Fixed-Income

Michael Sanders	2009	Vice President and Portfolio Manager

Eric Zenner	2009	Vice President and Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund normally intends to make distributions that consist of exempt-interest dividends which are generally not taxable to you for federal income tax purposes, but up to 20% of its income may be subject to the federal alternative minimum tax or may not qualify as exempt interest dividends. In the latter case, the distributions would generally be taxable to you as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

63

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Income Plus Allocation Fund

INVESTMENT OBJECTIVE AND GOAL

Primarily to seek income and secondarily to seek capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.18%
Distribution (12b-1) Fees	0.00%
Other Expenses	1.08%
Acquired Fund Fees and Expenses*	0.84%

Total Annual Fund Operating Expenses**	2.10%
Fee Waivers and Expense Reimbursement	0.93%
Net Expenses†	1.17%

*The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010. Actual Acquired Fund fees and expenses will vary depending on the Acquired Funds in which the Fund’s portfolio is invested.

**The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in the Fund’s prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.33%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$119	$568	$1,043	$2,357

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest, either directly or through its investments in underlying funds, between 55% and 85% of its assets in fixed-income securities, and between 15% and 45% of its assets in equity securities. The Fund’s strategic allocation target is 70% fixed-income securities and 30% equity securities.

The Fund is the most conservative of the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity and fixed-income investments for the Fund will vary depending on the portfolio manager’s outlook on the expected return and risk of each selected investment. The portfolio manager’s decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios’ investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and portfolio risks.

The Fund invests in other HighMark Funds and may invest in equity and fixed-income funds that are not affiliated with HighMark Funds, including funds that invest in non-U.S. securities.

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The Fund may invest directly in equity securities, fixed-income securities (including but not limited to high-yield securities and U.S. Government securities), derivatives (including but not limited to futures, forwards and options for hedging and speculative purposes), cash and cash equivalents. In addition, the Fund may invest in exchange-traded funds (“ETFs”).

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Investing in Mutual Funds Risk: The Fund’s investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund’s investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

Fixed-Income Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed-income securities, and may also invest directly in such securities. Fixed-income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

Equity Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

Foreign Investment Risk: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and related charges, when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of three broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

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HIGHMARK ASSET ALLOCATION PORTFOLIOS

Income Plus Allocation Fund

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	9.05%
Lowest Quarter 12/30/08	-9.27%
Year-to-date total return as of 9/30/2010	5.74%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	Since Inception 10/12/04
Income Plus Allocation Fund
Fiduciary Shares
Return Before Taxes	18.42%	2.80%	3.17%
Return After Taxes on Distributions	17.47%	1.80%	2.19%
Return After Taxes on Distributions and Sale of Fund Shares	12.05%	1.95%	2.28%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	1.98%

	1 Year	5 Years	Since Inception 9/30/04
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	4.92%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.16%	2.88%	2.82%
Blended Index (reflects no deduction for fees, expenses or taxes)	11.52%	3.39%	3.86%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Prior to 11/15/06, performance for Fiduciary Shares in the above bar chart and table is based on the performance of Class A Shares of the Fund. Class A Shares of the Fund, which were first offered 10/12/04, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered Shares, the annual returns for the classes would be substantially similar. The performance of the Class A Shares has been adjusted because Class A Shares bear a sales charge while Fiduciary Shares do not bear a sales charge; however, the performance shown has not been adjusted to reflect Fiduciary Shares’ fees and expenses. With those adjustments, performance would be higher than that shown.

The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

The unmanaged Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues.

The blended index, administered by the sub-administrator, BNY Mellon Investment Servicing (US) Inc. is 30% S&P 500 Index, 60% Barclays Capital U.S. Aggregate Bond Index and 10% Citigroup 3-Month Treasury Bill Index.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio manager primarily responsible for the day-to-day management of the Fund’s portfolio is:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
David J. Goerz III	2004	Senior Vice President and Chief Investment Officer

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

67

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Growth & Income Allocation Fund

INVESTMENT OBJECTIVE AND GOAL

To seek capital appreciation and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.18%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.68%
Acquired Fund Fees and Expenses*	0.97%

Total Annual Fund Operating Expenses**	1.83%
Fee Waivers and Expense Reimbursement	0.53%
Net Expenses†	1.30%

*The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010. Actual Acquired Fund fees and expenses will vary depending on the Acquired Funds in which the Fund’s portfolio is invested.

**The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in the Fund’s prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.33%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$132	$524	$941	$2,104

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest, either directly or through its investments in underlying funds, between 45% and 75% of its assets in equity securities, and between 25% and 55% of its assets in fixed-income securities. The Fund’s strategic allocation target is 60% equity securities and 40% fixed-income securities.

The Fund is a balanced option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity and fixed-income investments for the Fund will vary depending on the portfolio manager’s outlook on the expected return and risk of each selected investment. The portfolio manager’s decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios’ investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and portfolio risks.

The Fund invests in other HighMark Funds and may invest in equity and fixed-income funds that are not affiliated with HighMark Funds, including funds that invest in non-U.S. securities.

The Fund may invest directly in equity securities, fixed-income securities (including but not limited to high-yield securities and U.S. Government securities), derivatives (including but not limited to futures, forwards and options for hedging and speculative purposes), cash and cash equivalents. In addition, the Fund may invest in exchange-traded funds (“ETFs”).

68

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Investing in Mutual Funds Risk: The Fund’s investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund’s investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

Fixed-Income Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed-income securities, and may also invest directly in such securities. Fixed-income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

Equity Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

Foreign Investment Risk: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and related charges, when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of three broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

69

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Growth & Income Allocation Fund

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	13.73%
Lowest Quarter 12/31/08	-15.86%
Year-to-date total return as of 9/30/2010	6.17%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	Since Inception 10/12/04
Growth & Income Allocation Fund
Fiduciary Shares
Return Before Taxes	24.07%	1.83%	2.72%
Return After Taxes on Distributions	23.53%	1.10%	2.00%
Return After Taxes on Distributions and Sale of Fund Shares	15.87%	1.39%	2.15%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	1.98%

	1 Year	5 Years	Since Inception 9/30/04
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	4.92%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.16%	2.88%	2.82%
Blended Index (reflects no deduction for fees, expenses or taxes)	17.97%	2.13%	3.12%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Prior to 11/15/06, performance for Fiduciary Shares in the above bar chart and table is based on the performance of Class A Shares of the Fund. Class A Shares of the Fund, which were first offered 10/12/04, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered Shares, the annual returns for the classes would be substantially similar. The performance of the Class A Shares has been adjusted because Class A Shares bear a sales charge while Fiduciary Shares do not bear a sales charge; however, the performance shown has not been adjusted to reflect Fiduciary Shares’ fees and expenses. With those adjustments, performance would be higher than that shown.

The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

The unmanaged Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues.

The blended index, administered by the sub-administrator, BNY Mellon Investment Servicing (US) Inc., is 60% S&P 500 Index, 35% Barclays Capital U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill Index.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio manager primarily responsible for the day-to-day management of the Fund’s portfolio is:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
David J. Goerz III	2004	Senior Vice President and Chief Investment Officer

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

70

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

71

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Capital Growth Allocation Fund

INVESTMENT OBJECTIVE AND GOAL

Primarily to seek capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.18%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.74%
Acquired Fund Fees and Expenses*	1.04%

Total Annual Fund Operating Expenses**	1.96%
Fee Waivers and Expense Reimbursement	0.59%
Net Expenses†	1.37%

*The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010. Actual Acquired Fund fees and expenses will vary depending on the Acquired Funds in which the Fund’s portfolio is invested.

**The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in the Fund’s prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.33%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$139	$558	$1,003	$2,238

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest, either directly or through its investments in underlying funds, between 65% and 95% of its assets in equity securities, and between 5% and 35% of its assets in fixed-income securities. The Fund’s strategic allocation target is 80% equity securities and 20% fixed-income securities.

The Fund is a growth-oriented option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity and fixed-income investments for the Fund will vary depending on the portfolio manager’s outlook on the expected return and risk of each selected investment. The portfolio manager’s decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios’ investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and portfolio risks.

The Fund invests in other HighMark Funds and may invest in equity and fixed-income funds that are not affiliated with HighMark Funds, including funds that invest in non-U.S. securities.

The Fund may invest directly in equity securities, fixed-income securities (including but not limited to high-yield securities and U.S. Government securities), derivatives (including but not limited to futures, forwards and options for hedging and speculative purposes), cash and cash equivalents. In addition, the Fund may invest in exchange-traded funds (“ETFs”).

72

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Investing in Mutual Funds Risk: The Fund’s investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund’s investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

Fixed-Income Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed-income securities, and may also invest directly in such securities. Fixed-income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

Equity Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

Foreign Investment Risk: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and related charges when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may under-perform other asset classes or the overall market.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of three broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

73

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Capital Growth Allocation Fund

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	16.69%
Lowest Quarter 12/31/08	-20.50%
Year-to-date total return as of 9/30/2010	5.95%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	Since Inception 10/12/04
Capital Growth Allocation Fund
Fiduciary Shares
Return Before Taxes	27.83%	0.87%	2.10%
Return After Taxes on Distributions	27.58%	0.22%	1.46%
Return After Taxes on Distributions and Sale of Fund Shares	18.36%	0.67%	1.72%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	1.98%

	1 Year	5 Years	Since Inception 9/30/04
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	4.92%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.16%	2.88%	2.82%
Blended Index (reflects no deduction for fees, expenses or taxes)	22.08%	1.22%	2.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Prior to 11/15/06, performance for Fiduciary Shares in the above bar chart and table is based on the performance of Class A Shares of the Fund. Class A Shares of the Fund, which were first offered 10/12/04, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered Shares, the annual returns for the classes would be substantially similar. The performance of the Class A Shares has been adjusted because Class A Shares bear a sales charge while Fiduciary Shares do not bear a sales charge; however, the performance shown has not been adjusted to reflect Fiduciary Shares’ fees and expenses. With those adjustments, performance would be higher than that shown.

The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

The unmanaged Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues.

The blended index, administered by the sub-administrator, BNY Mellon Investment Servicing (US) Inc. is 80% S&P 500 Index, 15% Barclays Capital U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill Index.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio manager primarily responsible for the day-to-day management of the Fund’s portfolio is:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
David J. Goerz III	2004	Senior Vice President and Chief Investment Officer

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

74

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

75

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Diversified Equity Allocation Fund

INVESTMENT OBJECTIVE AND GOAL

To seek capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.18%
Distribution (12b-1) Fees	0.00%
Other Expenses	1.62%
Acquired Fund Fees and Expenses*	1.07%

Total Annual Fund Operating Expenses**	2.87%
Fee Waivers and Expense Reimbursement	1.47%
Net Expenses†	1.40%

*The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010. Actual Acquired Fund fees and expenses will vary depending on the Acquired Funds in which the Fund’s portfolio is invested.

**The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in the Fund’s prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.33%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$143	$750	$1,383	$3,089

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest, either directly or through its investments in underlying funds, between 95% and 100% of its assets in equity securities, and up to 5% of its assets in cash equivalent or short-term fixed-income securities. The Fund’s strategic allocation target is 100% equity securities in both the U.S. and non-U.S. markets.

HighMark Diversified Equity Allocation Fund is a growth-oriented option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity investments for the Fund will vary depending on the portfolio manager’s outlook on the expected return and risk of each selected investment. The portfolio manager’s decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios’ investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and portfolio risks.

The Fund invests in other HighMark Funds and may invest in equity and fixed-income funds that are not affiliated with HighMark Funds, including funds that invest in non-U.S. securities.

The Fund may invest directly in equity securities, fixed-income securities (including but not limited to high-yield securities and U.S. Government securities), derivatives (including but not limited to futures, forwards and options for hedging and speculative purposes), cash and cash equivalents. In addition, the Fund may invest in exchange-traded funds (“ETFs”).

76

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Investing in Mutual Funds Risk: The Fund’s investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund’s investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

Equity Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

Fixed-Income Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed-income securities, and may also invest directly in such securities. Fixed-income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

Foreign Investment Risk: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and related charges, when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may under-perform other asset classes or the overall market.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year and by showing how the average annual returns of the Fund’s Fiduciary Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

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HIGHMARK ASSET ALLOCATION PORTFOLIOS

Diversified Equity Allocation Fund

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	17.87%
Lowest Quarter 12/31/08	-22.19%
Year-to-date total return as of 9/30/2010	5.99%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	Since Inception 11/15/06
Diversified Equity Allocation Fund
Fiduciary Shares
Return Before Taxes	29.12%	-5.16%
Return After Taxes on Distributions	29.03%	-5.53%
Return After Taxes on Distributions and Sale of Fund Shares	19.05%	-4.42%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	-4.87%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio manager primarily responsible for the day-to-day management of the Fund’s portfolio is:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
David J. Goerz III	2006	Senior Vice President and Chief Investment Officer

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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SHAREOWNER GUIDE – HOW TO INVEST IN THE HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.

Choosing a Share Class

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. One class of Fund Shares, Fiduciary Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark’s Fiduciary Shares.

Fiduciary Shares

•	No sales charge.

•	No Distribution (12b-1) fees.

•	Available only to the following investors and accounts that meet the initial and additional purchase minimums if required:

1.	Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank, N.A., or its affiliates;

2.	Investors purchasing Fiduciary Shares through financial intermediaries that have entered into an agreement with HighMark Capital Management, Inc., HighMark Funds or HighMark Funds’ distributor to offer Fiduciary Shares;

3.	Investors purchasing Fiduciary Shares through registered investment advisers that are registered with a federal or state governmental authority;

4.	Any entity that is considered a corporation for tax purposes; banks; bank trusts; trust accounts; partnerships; endowments; and foundations;

5.	Qualified plans (including tax-deferred retirement plans and profit sharing plans);

6.	Union Bank, N.A., and its affiliates, for their own accounts; HighMark Capital Management, Inc. employees (and their spouses and children under the age of 21); and current and retired trustees of HighMark Funds (and their spouses and children under the age of 21), provided that they purchase the Shares directly from HighMark Funds’ Transfer Agent;

7.	Investors who currently own Fiduciary Shares purchased prior to November 1, 2010; and

8.	Persons, entities and accounts that are otherwise permitted to invest in Fiduciary Shares by HighMark Capital Management, Inc. in its sole discretion.

At the time of purchase, an investor must notify HighMark Funds that such investor qualifies to purchase the Fiduciary Shares under one of the categories listed above.

For the actual past expenses of the Fiduciary Shares, see the individual Fund profiles earlier in this prospectus.

The Funds also offer Class A, Class B and Class C Shares (collectively ”Retail Shares”). Each of these classes has its own expense structure. Retail Shares are available to non-fiduciary clients of Union Bank, N.A., who are not otherwise eligible for Fiduciary Shares. The Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund also offer Class M Shares. Class M Shares are available only to clients of Bailard, Inc., employees and officers of Bailard, Inc. and their families and friends, and investors who at the time of the Reorganization were existing Class M shareholders of a Fund. Call us at 1-800-433-6884 for more details.

Payments to Financial Firms

Your broker, dealer, financial adviser or other financial intermediaries may receive certain payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans. For purposes of the following, “financial firms” means brokers, dealers, financial advisers and other financial intermediaries, including UnionBanc Investment Services LLC and other affiliates of HighMark Capital Management, Inc., through which you purchase your Shares.

A Fund may make payments under HighMark Funds’ shareholder services plans relating to the Fiduciary Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily net asset value (“NAV”) of the applicable class(es) of Shares of such Fund. The shareholder services plans are more fully described in the Statement of Additional Information (SAI). Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other series of HighMark Funds not offered in this prospectus.

Revenue Sharing Payments. HighMark Capital Management, Inc. makes revenue sharing payments, out of its own assets, to financial firms for the sale of Shares of the Asset Allocation Portfolios and/or the maintenance of Share balances. These payments are made at an annual rate of up to 0.50% of the average daily net assets of the Asset Allocation Portfolios for purchases made prior to or on October 31, 2006, and at an annual rate of up to 0.25% of the average daily net assets of the Asset Allocation Portfolios for purchases made after October 31, 2006. These payments may be passed on to your financial adviser at the discretion of his or her financial firm. These payments may create an incentive for the financial adviser or his or her financial firm to recommend or offer Shares of the Asset Allocation Portfolios over other investment alternatives.

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HIGHMARK FUNDS

Marketing Support Payments. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

Payments for Distribution and Shareholder Services. In addition to the foregoing revenue sharing and marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm’s examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm’s list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with “shelf space” and/or a higher profile for a financial firm’s financial consultants and their customers and/or placing the Funds on the financial firm’s preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm’s platform; and (7) payments for the sale of Shares and/or the maintenance of Share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm’s salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm’s HighMark Funds sales and total assets, and the financial firm’s willingness to give HighMark Capital Management, Inc. or the Funds’ distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a “select” or “preferred” list. HighMark Capital Management, Inc.’s goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

For the calendar year 2009, the financial firms that received these additional payments, which totaled approximately $3.9 million, from HighMark Capital Management, Inc. include (but are not necessarily limited to) the following:

Abacus Investment Inc	Ameriprise Financial Services, Inc.
American Portfolio Financial Services	Ameritrade Inc.
Amerprise Advisor Services Inc.	Asset International, Inc.

Associated Securities Crop	MML Investor Services
AXA Advisors, LLC	Morgan Keegan & Co.
B C Ziegler	Morgan Stanley
BCR Financial Services	Morgan Stanley Smith Barney
Bedminster Financial Group Ltd	MS & Co. Inc.
Brokersxpress LLC	Mutual Service Corp.
Cambridge Investment Research	National Financial Services, Corp.
Capital Financial Services	National Planning Holdings
Centaurus Financial, Inc.	National Retirement Partners, Inc.
Charles Schwab	National Securities Corporation
Citigroup Global Markets, Inc.	Nationwide Planning Assoc., Inc.
Commonwealth Financial Network	New England Securities
Crowell, Weeden & Co	Next Financial Group, Inc.
Crown Capital Securities, LP	NPB Financial Group LLC
D A Davidson	OC Wealth Advisors
Dalton Strategic Inv Services Inc	OFG Financial Services Inc
E*Trade	Oppenheimer & Co. Inc.
Edward Jones	Pacific West Sec Inc.
Ensemble Financial Services, Inc	Pershing LLC
ePlanning Securities, Inc.	Prime Vest Financial Services
Equity Services Inc	Proequities Inc.
Express Securities Inc	Prudential Investment Mgmt Srvcs
Feltl and Company	Prudential Insurance Co of America
Ferris, Baker Watts, Inc.	QA3 Financial Corp.
Financial Advisors of America LLC	Questar Capital Corporation
Financial Network	Raymond James & Associates, Inc.
Financial Network Investment Corp	Raymond James Financial Services
Financial Planning Solutions, Inc.	Raymond Wesley
Fintegra LLC	RBC Capital Markets Corporation
First Allied Securities, Inc.	RBC Dain Rauscher, Inc.
First Clearing LLC	RBC Wealth Management
First Global Capital	Ridge Clearing & Outsourcing
First Southwest Company	Robert W. Baird & Co.
Foothill Securities, Inc.	Royal Alliance Associates
Fortune Financial Services, Inc.	Scottrade, Inc.
Geneos Wealth Management, Inc.	Securities America
Girard Securities, Inc.	Securities Services Network, Inc.
Green Wealth Management	SharMarc Financial Advisors
GunnAllen Financial	SII Investments Inc.
H. Beck, Inc.	Silver Oaks Securities Inc.
Harris & Associates	Southwest Securities
Harvest Capital LLC	Stancorp Equities Inc
ING Financial Partners	Sterne Agee & Leach
Invest Financial Corporation	Stifel, Nicolaus & Co., Inc.
Investacorp, Inc.	SWBC Investment Services LLC
Investors Capital Corp.	TD Ameritrade Trust Company
Investors Security Co., Inc.	The O.N. Equity Sales Company
JMG Wealth Management Group	Thrivent Financial
J P Turner & Co LLC	Tiger Investment Services
JTM Capital Management	UBS Financial Services, Inc.
J. W. Cole Financial, Inc.	UnionBanc Investment Services LLC
Janney Montgomery Scott, LLC	United Planners Financial
JP Morgan Clearing Corp	US Bancorp Investment
Kingwood Investment Group	VSR Financial Services
Legend Equities Corporation	Wachovia Bank N.A.
Legent Clearing Corp.	Wachovia Securities LLC
Lincoln Financial Advisors Corp	Wedbush Morgan Securities
Lincoln Financial Securities	Wells Fargo Advisors, LLC
Linsco Private Ledger	Wells Fargo Investments LLC
Managed Financial Broker Service	Western International Securities
Marshall & Associates Financial Svc	WRP Investments, Inc.
MG Trust Co LLC	Zelek & Associates
Mid Atlantic Inst’l Shares, Inc.

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HighMark Capital Management, Inc. may have established relationships with other financial firms since the end of 2009 in which these additional payments are made. Speak with your financial adviser to learn whether his or her firm has such a relationship.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and HighMark Funds’ distributor, HighMark Capital Management, Inc. makes payments to the distributor for distribution services related to the Funds.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, other HighMark Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consider disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. and/or a Fund’s sub-adviser do not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund’s portfolio transactions.

Opening an Account

1.	Read this prospectus carefully.

2.	Determine how much money you want to invest. The minimum investments for the Fiduciary Shares of HighMark Funds are as follows:

• Initial Purchase:	$100,000 for each Fund
$100 for each Fund for Automatic Investment Plan
• Additional Purchases:	$100 for each Fund
$100 monthly minimum per HighMark Fund for Automatic Investment Plan

HighMark Funds may waive these initial and additional investment minimums for purchases made by:

•	Investors purchasing Fiduciary Shares through financial intermediaries that charge such investors an ongoing fee for advisory, investment, consulting or similar services;

•	Investors purchasing Fiduciary Shares through financial intermediaries that maintain omnibus accounts with the Funds and the investor notifies HighMark Funds of such accounts;

•	Qualified plans (including tax-deferred retirement plans and profit sharing plans);
•	Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank, N.A., or its affiliates;

•

Union Bank, N.A., and its affiliates, for their own accounts; HighMark Capital Management, Inc. employees (and their spouses and children under the age of 21); and current and retired trustees of HighMark Funds (and their spouses and children under the age of 21), provided that they purchase the Shares directly from HighMark Funds’ Transfer Agent; or

•	Persons, entities and accounts for which HighMark Capital Management, Inc. otherwise waives these initial and additional investment minimums.

If you think you may be eligible for a waiver, contact your financial representative or HighMark Funds or consult the SAI (see the back of this prospectus). You must notify HighMark Funds at the time you buy the Shares that your purchase qualifies for a waiver. Also, upon notice to HighMark Funds, financial intermediaries may aggregate accounts to meet the minimum investment amount.

Subsequent to the initial purchase, if an investor no longer qualifies under one of the categories listed above or if the investor’s account falls below the investment minimum, HighMark Capital Management, Inc. reserves the right in its sole discretion to prohibit such investor from making future investments in Fiduciary Shares until such time that the investor again qualifies for Fiduciary Shares and the investor’s account equals or exceeds the investment minimums.

3.	Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4.	You and your financial representative can initiate any purchase, exchange or sale of Shares.

5.	Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you, which information may include your social security number or taxpayer identification number. This information will be verified to ensure the identity of all persons opening an account.

HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

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HIGHMARK FUNDS

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, HighMark Funds reserves the right to close your account at the then-current day’s price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In either case, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

HighMark Funds and HighMark Capital Management, Inc. reserve the right, in their sole discretion, to reject any purchase order for any reason.

BUYING SHARES

By Check

Opening an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Deliver the check and your completed application to your financial representative, or mail them to our Transfer Agent (see address below).

Adding to an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Include a note specifying the fund name, your Share class, your account number and the name(s) in which the account is registered.

•	Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

Transfer Agent Address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

Third party checks, credit card checks, traveler’s checks, starter checks, money orders or cash will not be accepted.

By Wire

Opening an account

•	Deliver your completed application to your financial representative, or mail it to our Transfer Agent (address above).

•	Obtain your Fund account number by calling your financial representative or our Transfer Agent.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street Boston,

MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your choice of Share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Adding to an account

•	Call our Transfer Agent before wiring any funds.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your Share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Through Financial Institutions

•	Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

By Exchange

•	Call us at 1-800-433-6884 or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see “Investor Services.”

SELLING SHARES

Through Financial Institutions

•	Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

By Exchange

•	Obtain a current prospectus for the Fund into which you are exchanging by calling us or contacting your financial representative.

•	Call us or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

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To make systematic withdrawals from an account, see “Investor Services.”

Selling Shares in Writing. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

•	you are selling more than $50,000 worth of Shares.

•

you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House (ACH) to a bank account other than that on record.

•	you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

Receiving Your Money. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order in good order. If, however, you recently purchased Shares in a Fund by check or through the Automatic Investment Plan, you may not receive your redemption proceeds from such Fund until after the check or debit clears, which may take up to 15 days following purchase. While the Fund will delay the processing of your redemption payment until after the check or debit clears, the Shares will be valued at the next determined net asset value after receipt of your redemption order in good order.

Redemption in Kind. The Funds reserve the right to make payment on redemptions in securities rather than cash. If a Fund makes payment on redemptions in securities, you may incur brokerage costs when selling those securities.

Involuntary Sales of Your Shares. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any contingent deferred sales charge, if applicable) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account balance up to or above the minimum.

EXCHANGING SHARES

How to Exchange Your Shares. You may exchange Fiduciary Shares of one HighMark Fund for Fiduciary Shares of another HighMark Fund (the “new HighMark Fund”), provided that you:

•	Are qualified to invest in the new HighMark Fund.

•	Satisfy the initial and additional investment minimums for the new HighMark Fund.

•	Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying Shares in the new HighMark Fund is based on the relative net asset values of the Shares you are exchanging. You may also exchange your Fiduciary Shares of a Fund for Class A or Class C Shares of another HighMark Fund. In that case, your cost for buying Shares in the new HighMark Fund is based on the relative net asset value of the Shares you are exchanging plus any applicable sales charge. In addition, you may be subject to an exchange fee. See “Redemption Fees and Exchange Fees” below.

An exchange will be treated as a sale for tax purposes.

TRANSACTION POLICIES

Valuation of Shares. A Fund’s net asset value per share of a class is calculated according to the following formula:

(Total market value of the Fund’s investments and other assets allocable to the class—the class’s liabilities)

÷	Total number of the Fund’s Shares outstanding in the class

=	The class’s NAV per share

We determine the NAV of each HighMark Equity and Fixed-Income Fund and Asset Allocation Portfolio as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day (as defined below), based on the current market price of the Fund’s securities. If that is not available, we value securities by using a method that HighMark Funds’ Board of Trustees believes accurately reflects fair value. HighMark Funds’ Board of Trustees reviews and approves HighMark Funds’ written fair valuation procedures in advance of their use. In addition, HighMark Funds’ Board of Trustees periodically reviews valuations to determine if any changes should be made to the fair valuation procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which HighMark Funds calculates the relevant Fund’s NAV. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates a Fund’s NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that HighMark Funds calculates the Fund’s NAV. A Significant Event may relate to a single issuer or to an entire market sector.

If the HighMark Capital Management, Inc. or a sub-adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates the relevant Fund’s NAV, it shall immediately notify the sub-administrator and request that a fair value committee (the “Committee”) meeting be called.

In addition, HighMark Funds uses a third party fair valuation vendor (the “Vendor”) for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally

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involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor provides fair values if there is a movement in the U.S. market that exceeds a specific threshold (“trigger threshold”) that has been established by the Committee. The Committee also establishes a “confidence interval”—representing the correlation between the price of a specific foreign security and movements in the U.S. market—before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable “confidence interval” using the fair values provided by the Vendor.

In the event that a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. For further information about how we determine the value of the Funds’ investments, see the SAI.

Buy and Sell Prices. When you buy Shares of a Fund, the amount you pay per Share is based on the NAV per share of the applicable class of Shares next determined after we receive your order in good order. When you sell Shares of a Fund, the amount of your proceeds is based on the NAV per share of the applicable class of Shares next determined after we receive your order in good order.

Execution of Orders. You may buy and sell Shares of the HighMark Equity and Fixed-Income Funds on any day when the New York Stock Exchange is open for business (hereafter referred to as a “business day”). The New York Stock Exchange is closed on weekends and national holidays.

•

Purchasing Shares by Mail: If you mail us a purchase order, we will execute it as soon as we have received your purchase order and your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

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Purchasing Shares by Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by our Transfer Agent prior to the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time). If our Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

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Selling Shares: To sell Shares on any one business day, you must place your redemption order before the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time). Otherwise, we will execute your order on the following business day.

Our Transfer Agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by HighMark Funds’ distributor. A Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to our Transfer Agent. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Funds.

Anti-Money Laundering Program

Customer identification and verification is part of HighMark Funds’ overall obligation to deter money laundering under federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or other series of HighMark Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

Frequent Purchases and Redemptions of Fund Shares

HighMark Funds’ Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

Risks Associated with Excessive or Short-Term Trading Generally. While HighMark Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s Shares dilute the value of Shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund Shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund’s Shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

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Frequent trading can result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase a shareholder’s tax liability unless the Shares are held through a tax-deferred or exempt vehicle. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Fund’s performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time (4:00 pm Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund Share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own Share price (referred to as “time zone arbitrage”). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

Redemption Fees and Exchange Fees. As noted in the “Shareholder Fees” tables for the Cognitive Value Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund, the Small Cap Advantage Fund and the Small Cap Value Fund, such Funds impose a 2% redemption fee on the proceeds of Fiduciary Shares redeemed 30 days or less after their purchase and also impose a 2% exchange fee on Fiduciary Shares exchanged 30 days or less after their purchase. The redemption fee and the exchange fee are designed to discourage short-term trading and any proceeds of the fees will be credited to the assets of the applicable Fund.

The fee is imposed to the extent that the number of Fund Shares redeemed or exchanged by a shareholder exceeds the number of Fund Shares that have been held by such shareholder more than 30 days. For Shares of a Fund that were acquired by exchange, the holding period is measured from the date the Shares were acquired in the exchange transaction. Shares held the longest will be redeemed or exchanged first.

The redemption or exchange fee is not imposed on transactions by the HighMark Asset Allocation Portfolios. For all accounts in these Funds, the redemption or exchange fee is not imposed on:

•	Shares redeemed due to death, disability or a qualified domestic relations order;

•	Shares redeemed pursuant to systematic withdrawal programs;

•	transactions involving Shares purchased by means of automated or pre-established purchase plans, including employer or payroll reduction plans;

•	Shares purchased through reinvested distributions;

•	Shares redeemed or exchanged due to plan or Fund terminations or restructurings;

•	Shares redeemed as part of an automated dividend exchange election established in advance of the exchange;

•	Shares redeemed or exchanged pursuant to an automatic rebalancing program; and

•	Shares converted to another class of Shares within the same fund.

In addition, for retirement plans, the redemption fee is also not imposed on:

•	Shares redeemed in payment of plan/account fees;

•	Shares redeemed as a return of excess contribution amounts or to meet minimum required distributions;

•	Shares redeemed for loans and hardship withdrawals;

•	Shares redeemed due to forfeiture of assets; and

•	Shares redeemed to pay small balance account fees and involuntary redemptions resulting from failure to meet account minimums.

Although the Cognitive Value Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund, the Small Cap Advantage Fund and the Small Cap Value Fund do not normally grant individual waivers of the redemption or exchange fee, the redemption or exchange fee may be waived by HighMark Funds’ Chief Compliance Officer or her designee, based upon a review of the facts and circumstances in a written request for waiver of the redemption or exchange fee. Each Fund reserves the right to modify or eliminate redemption fees and exchange fees at any time in its discretion.

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder’s financial adviser. In addition,

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HighMark Capital Management, Inc. will use its best efforts to detect short-term trading activity in a Fund’s Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. HighMark Capital Management, Inc., however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund’s underlying beneficial owners. However, each such financial intermediary is contractually obligated to implement HighMark Funds’ market timing policy and to stop a beneficial owner from trading if so requested by HighMark Funds. If HighMark Capital Management, Inc. reviews a financial intermediary’s market timing policy and concludes that it sufficiently protects HighMark Funds’ shareholders, HighMark Capital Management, Inc. may choose to defer to the financial intermediary’s policy rather than implement HighMark Funds’ policy through that financial intermediary. In the event that the Funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Orders through Financial Intermediaries

If you are investing in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of an Internal Revenue Service (“IRS”) recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains a master account with the Fund for trading on behalf of its customers, the financial intermediary through whom you are investing may choose to adopt different or additional conditions on purchases, redemptions and exchanges of Fund Shares to discourage frequent trading and redemptions. Consult your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what conditions may be applicable to you. The Funds are not responsible for the failure of a financial intermediary to carry out its responsibilities.

Disclosure of Portfolio Holdings

HighMark Capital Management, Inc. has established a policy with respect to the disclosure of a Fund’s portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund’s complete monthly portfolio holdings are generally available to you within 10 business days after the end of the period on HighMark Funds’ web site by selecting “Individual Investor,” clicking on “Our Funds,” selecting a Fund and clicking on “Composition.”

Note that the Funds or HighMark Capital Management, Inc. may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Mailings to Households

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-433-6884 or contact your financial institution. We will begin sending you individual copies within thirty days after receiving your request.

DISTRIBUTIONS

As a mutual fund shareholder, you may receive capital gains and/or income from your investment. The Funds may periodically declare and pay dividends from net investment income separately for each class of Shares. Each of the HighMark Fixed-Income Funds may declare and pay monthly dividends separately for each class of Shares from any net tax-exempt income and/or net taxable investment income. Each of the Asset Allocation Portfolios may declare and pay dividends from net investment income quarterly. Each Fund expects to distribute substantially all of its income and capital gains annually. None of the Funds has a targeted dividend rate and none of them guarantees that it will pay any dividends or other distributions.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Fixed-Income Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type of notification, send a letter with your request, including your name and account number to:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES

Your investments in the Funds may have a number of tax implications. We have summarized some of the main U.S. federal income tax considerations generally applicable to investments by U.S. persons in a Fund. Note, however, that the following is general information and your investment in a Fund may have other tax implications. The information below will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. You can find more information about the potential tax consequences of investments in the Funds in the SAI.

Important Note: if you have not done so already, be sure to provide us with your correct taxpayer identification number or

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certify that it is correct. Unless we have that information, we must, by law, withhold a portion of the distributions you would otherwise be entitled to receive from your Fund investments as well as a portion of any proceeds you would normally receive from selling Fund Shares.

End-of-Year Tax Statements

With respect to each calendar year, we will send you a statement early in the following year showing the federal income tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax advisor for the most up-to-date information and specific guidance regarding your particular tax situation including possible foreign, state and local taxes.

Tax Treatment of the Funds

Each Fund has elected and intends to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. If a Fund were to fail to qualify as a regulated investment company, it would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders. Additionally, all distributions, including distributions of net long-term capital gains and exempt-interest dividends, would be taxable to shareholders as ordinary income.

Taxation of Shareholder Transactions

An exchange of a HighMark Fund’s Shares for Shares of another HighMark Fund will be treated as a sale of the Shares exchanged and, as with all sales and redemptions of HighMark Fund Shares, any gain resulting from the transaction generally will be subject to U.S. federal income tax, typically as capital gains.

Taxes on Fund Distributions

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Federal Taxes: For federal income tax purposes, distributions of net investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you’ve owned Shares in the Fund). For taxable years beginning before January 1, 2011, distributions of investment income properly designated by a Fund as derived from “qualified dividend income,” if any, will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. The Fixed-Income Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

•	Taxation of Long-Term Capital Gains: In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year,

and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as capital gain dividends will be taxable to you as long-term capital gains (regardless of how long you’ve owned Shares in the Fund). Long-term capital gain rates have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

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“Buying a Dividend”: You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

•	Reinvestment: A Fund’s distributions are taxable in the manner described above, whether received in cash or reinvested in additional Shares of the Fund.

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Foreign Tax: A Fund’s investment in non-U.S. securities may be subject to foreign withholding and other taxes. This may reduce the return on your investment. Shareholders of all Funds except HighMark International Opportunities Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a Fund. Shareholders of HighMark International Opportunities Fund may be entitled to claim a credit or deduction for their share of foreign taxes paid by the Fund. See the SAI for more information.

•	State and Local Taxes: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

Special Considerations for Shareholders of the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund: Distributions from the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund that are properly designated as “exempt-interest dividends” (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) generally will be exempt from federal income tax. Distributions that are properly designated as exempt-interest dividends may be subject to state and local taxes, although exempt-interest dividends distributed by the California Intermediate Tax-Free Bond Fund will be exempt from California personal income tax, and by the Wisconsin Tax-Exempt Fund will be exempt from Wisconsin personal income tax, if (1) at the close of each quarter of such Fund’s taxable year at least 50% of the value of its total assets consists of obligations the interest from which would be exempt from California or Wisconsin taxation, respectively, if such obligations were held by an individual and (2) such dividends are properly designated as

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exempt-interest dividends in a written notice mailed to shareholders no later than 60 days after the close of the Fund’s taxable year. The Funds’ portfolio managers expect that substantially all of the income the California Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund distribute will be exempt from federal and California or Wisconsin state personal income taxes respectively, and virtually all of the income the National Intermediate Tax- Free Bond Fund generates will be exempt from federal income tax. Distributions from the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund, if any, that do not constitute exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as long-term capital gains. Gains realized by the Fund on the sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. If you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, investing in these Funds may have on the federal taxation of such benefits. In addition, some of the income from these Funds may be included in the computation of federal and state alternative minimum tax liability, for both individual and corporate shareholders.

Special Considerations for the Asset Allocation Portfolios: An Asset Allocation Portfolio will not be able to offset gains realized by one fund in which it invests against losses realized by another fund in which it invests, unless the Asset Allocation Portfolio disposes of shares of the fund that realized such losses. More generally, the use of a fund-of-funds structure could affect the amount, timing and character of distributions to shareholders, and, therefore, may increase the amount of taxes payable by the shareholders.

Special Considerations for Non-U.S. Shareholders: Special tax considerations may apply to foreign shareholders. Please consult the SAI and your tax advisor for additional information.

The tax considerations described above may or may not apply to you. See the SAI for further details. Please consult your tax advisor to help determine whether these considerations are relevant to your investments and tax situation.

INVESTOR SERVICES

Automatic Investment Plan (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per HighMark Fund is $100.* AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

*There is a $50 monthly minimum for current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors,

officers, and employees (as well as their spouses and children under the age of 21) of Union Bank, N.A., and its affiliates who were participating in HighMark Funds’ AIP on or before December 11, 1998.

Systematic Withdrawal Plan (SWP): HighMark Funds’ Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum withdrawal is $100 per Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

•	Have at least $5,000 in your HighMark Fund(s) account and

•	Have your dividends automatically reinvested.

Before you sign up for SWP, please note the following important considerations:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House (“ACH”) can be run on any date. If your automatic withdrawals through SWP exceed the income your HighMark Fund(s) normally pay, your withdrawals may, over time, deplete your original investment — or exhaust it entirely if you make large and frequent withdrawals.

Fluctuations in the net asset value per share of your Fund(s) may also contribute to the depletion of your principal.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

Please contact HighMark Funds at 1-800-433-6884 for more information.

Systematic Exchange Plan: HighMark Funds’ Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum exchange is $100 per HighMark Equity Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

•	Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund(s) account and

•	Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT HIGHMARK FUNDS

INVESTMENT MANAGEMENT

Investment Adviser

HighMark Capital Management, Inc. serves as the investment adviser of each series of HighMark Funds, including the Funds, and

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manages its investment portfolios on a day-to-day basis under the supervision of HighMark Funds’ Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of each series of HighMark Funds.

HighMark Capital Management, Inc. is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2010, HighMark Capital Management, Inc. had approximately $16.7 billion in assets under management. HighMark Capital Management, Inc. (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Funds paid the following advisory fees (net of applicable waivers) to HighMark Capital Management, Inc.:

Fund	% of Net Assets
Balanced Fund	0.09%
Cognitive Value Fund	0.73%	*
Core Equity Fund	0.47%
Enhanced Growth Fund	0.71%	*
Equity Income Fund	0.00%	*
Fundamental Equity Fund	0.00%
Geneva Mid Cap Growth Fund	0.67%	*
Geneva Small Cap Growth Fund	0.00%	*
International Opportunities Fund	0.95%	*
Large Cap Growth Fund	0.50%
Large Cap Value Fund	0.53%	**
NYSE Arca Tech 100 Index Fund	0.29%	*
Small Cap Advantage Fund	0.61%
Small Cap Value Fund	0.70%
Value Momentum Fund	0.59%
Bond Fund	0.47%
California Intermediate Tax-Free Bond Fund	0.22%
National Intermediate Tax-Free Bond Fund	0.14%
Short Term Bond Fund	0.31%
Wisconsin Tax-Exempt Fund	0.31%	*
Income Plus Allocation Fund	0.00%
Growth & Income Allocation Fund	0.00%
Capital Growth Allocation Fund	0.00%
Diversified Equity Allocation Fund	0.00%

*A portion of the advisory fee is used to pay the Fund’s sub-adviser.

**A portion of the advisory fee was paid to the Fund’s former sub-adviser.

A discussion regarding the basis for HighMark Funds’ Board of Trustees approving the advisory agreement relating to the Funds between HighMark Capital Management, Inc. and HighMark Funds is available in HighMark Funds’ Annual Report to shareholders for the fiscal year ending July 31, 2010.

Sub-Advisers

Small Cap Value Fund. LSV Asset Management (“LSV”) serves as sub-adviser to the Small Cap Value Fund. Under an investment sub-advisory agreement between LSV and HighMark Capital Management, Inc., LSV makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds.

LSV is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Delaware partnership. As of September 30, 2010, LSV had approximately $58.7 billion in assets under management.

Cognitive Value Fund, Enhanced Growth Fund and International Opportunities Fund. Bailard, Inc. (“Bailard”) serves as the sub-adviser to the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund. Under investment sub-advisory agreements between Bailard and HighMark Capital Management, Inc., Bailard makes day-to-day investment decisions for each of the Funds, subject to the supervision of, and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds. Prior to serving as sub-adviser to the Funds, Bailard was the adviser to each Fund’s Predecessor Fund.

Bailard is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a California corporation. As of September 30, 2010, Bailard had approximately $1.7 billion in assets under management.

Equity Income Fund, NYSE Arca Tech 100 Index Fund and Wisconsin Tax-Exempt Fund. Ziegler Capital Management, LLC (“ZCM”) serves as the sub-adviser to the Equity Income Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund. Under investment sub-advisory agreements between ZCM and HighMark Capital Management, Inc., ZCM makes day-to-day investment decisions for the Equity Income Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund, subject to the supervision of, and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds. Prior to serving as sub-adviser to the Funds, ZCM served as the adviser to each Fund’s Predecessor Fund.

ZCM is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Wisconsin limited liability company. As of September 30, 2010, ZCM had approximately $2.9 billion in assets under management.

Geneva Mid Cap Growth Fund and Geneva Small Cap Growth Fund. Geneva Capital Management Ltd. (“Geneva Capital”) serves as the sub-adviser to the Geneva Mid Cap Growth Fund and the Geneva Small Cap Growth Fund. Under investment sub-advisory agreements between Geneva Capital and HighMark Capital Management, Inc. Geneva Capital will make day-to-day investment decisions for the Geneva Mid Cap Growth Fund and the Geneva Small Cap Growth Fund, subject to the supervision of, and

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policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds. Geneva Capital previously served as sub-adviser to the Geneva Mid Cap Growth Fund’s Predecessor Fund.

Geneva Capital is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Wisconsin corporation. As of September 30, 2010, Geneva Capital had approximately $1.6 billion in assets under management.

Other Arrangements

HighMark Funds and HighMark Capital Management, Inc. are in the process of seeking an exemptive order from the Securities and Exchange Commission (the “SEC”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which HighMark Capital Management, Inc. will, subject to the supervision and approval of HighMark Funds’ Board of Trustees, be permitted, with respect to HighMark Funds that may have sub-advisers from time to time, including the Funds, to enter into and materially amend sub-advisory agreements with sub-advisers unaffiliated with HighMark Capital Management, Inc. without such agreements being approved by the shareholders of the applicable Fund. HighMark Funds’ Board of Trustees and HighMark Capital Management, Inc. will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. HighMark Capital Management, Inc. will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that HighMark Funds and HighMark Capital Management, Inc. will obtain this order from the SEC. Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding securities of such Fund.

In addition to the asset based sub-advisory fee that it pays to Bailard, HighMark Capital Management, Inc. has agreed to make certain periodic payments, out of its own resources, to Bailard. The amount of these additional payments will be based on the average daily net assets of the Class M Shares of the Enhanced Growth Fund, the Cognitive Value Fund and the International Opportunities Fund held by Bailard’s clients. Clients of Bailard pay investment advisory fees to Bailard in connection with the management of the clients’ assets, a portion of which may be invested in one or more of the Enhanced Growth Fund, the Cognitive Value Fund and the International Opportunities Fund. Bailard has agreed with its clients that the amount of the advisory fee paid by the client (whether directly to Bailard or indirectly through Bailard’s management of investment vehicles in which the client invests) will equal a fixed percentage of the value of the client’s account with Bailard. As a result, the direct fee that Bailard receives from its clients will be reduced by the amount of the investment advisory fee (i.e., the fee paid to HighMark Capital

Management, Inc.) that such clients indirectly incur as shareholders of such Funds. The additional payments by HighMark Capital Management, Inc. are intended to allow Bailard to reduce the amount of advisory fees that its clients directly incur, as it has done historically, so that these clients do not bear investment advisory fees greater than those agreed to between the client and Bailard. These periodic payments, which are solely the obligation of HighMark Capital Management, Inc., are separate from and in addition to the sub-advisory fees paid to Bailard described above. From August 1, 2009 through July 31, 2010, HighMark Capital Management, Inc. made payments of this type to Bailard totaling approximately $1,123,000.

In addition to the asset-based sub-advisory fee that it pays to ZCM, HighMark Capital Management, Inc. has agreed to make certain yearly payments, out of its own resources, to ZCM. The payments will consist of a fee from HighMark Capital Management, Inc. of up to 0.40% of the value of the shareholdings, measured annually, in the New Funds and the Operating Funds (each as defined below) of accounts that are held of record by ZCM as of the date the New Funds commence operations (the “Commencement Date”) and continue to be held of record by ZCM through the applicable measurement date, which fee is to be paid at the end of each year for five years following the Commencement Date; a fee of 0.10% of the net asset value, measured annually, of the New Funds plus 0.10% of the value of the shareholdings, measured annually, in the Operating Funds of accounts that are held of record by ZCM as of the Commencement Date and continue to be held of record by ZCM through the applicable measurement date, which fee is to be paid at the end of each year for five years following the Commencement Date; and a fee of 0.10% of the value of the shareholdings, measured annually, in all series of HighMark Funds other than series of HighMark Funds sub-advised by ZCM of accounts that are held of record by ZCM as of the applicable measurement date, which fee is to be paid each year as of the anniversary of the Commencement Date. The “New Funds” shall be HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund. The “Operating Funds” shall be HighMark Large Cap Growth Fund, HighMark Large Cap Value Fund and HighMark Value Momentum Fund. These yearly payments, which are solely the obligation of HighMark Capital Management, Inc., are separate from and in addition to the sub-advisory fees paid to ZCM described above. From August 1, 2009 through July 31, 2010, HighMark Capital Management, Inc. did not make payments of these types to ZCM.

90

Portfolio Managers

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

HighMark Fund	Portfolio Manager(s)
Balanced Fund	David J. Goerz III, Kenneth Wemer, E. Jack Montgomery(1)
Cognitive Value Fund	Thomas J. Mudge*, George Sokoloff
Core Equity Fund	David J. Goerz III, Derek Izuel(2)
Enhanced Growth Fund	Sonya Thadhani
Equity Income Fund	Donald J. Nesbitt*, Mikhail I. Alkhazov
Fundamental Equity Fund	Kenneth Wemer, George Rokas, Flavia Araujo, David Dillon, Robert Kang(2)
Geneva Mid Cap Growth Fund	Amy S. Croen, William A. Priebe, Michelle J. Picard, William Scott Priebe(2)
Geneva Small Cap Growth Fund	Amy S. Croen, William A. Priebe, Michelle J. Picard, William Scott Priebe(2)
International Opportunities Fund	Peter M. Hill, Anthony Craddock, Eric P. Leve(2)
Large Cap Growth Fund	Kenneth Wemer, George Rokas, Flavia Araujo, David Dillon, Robert Kang(2)
Large Cap Value Fund	Richard Earnest, Keith Stribling, Todd Lowenstein(2)
NYSE Arca Tech 100 Index Fund	Donald J. Nesbitt*, Mikhail I. Alkhazov
Small Cap Advantage Fund	David J. Goerz III, Derek Izuel(2)
Small Cap Value Fund	Josef Lakonishok, Menno Vermeulen, Puneet Mansharamani(2)
Value Momentum Fund	Richard Earnest, Keith Stribling, Todd Lowenstein(2)
Bond Fund	E. Jack Montgomery*, Jeffrey Klein, Gregory Lugosi
California Intermediate Tax-Free Bond Fund	Robert Bigelow*, Raymond Mow
National Intermediate Tax-Free Bond Fund	Robert Bigelow*, Raymond Mow
Short Term Bond Fund	E. Jack Montgomery*, Jeffrey Klein, Gregory Lugosi
Wisconsin Tax-Exempt Fund	Richard D. Scargill, Paula M. Horn, Michael Sanders, Eric Zenner(2)
Income Plus Allocation Fund	David J. Goerz III
Growth & Income Allocation Fund	David J. Goerz III
Capital Growth Allocation Fund	David J. Goerz III
Diversified Equity Allocation Fund	David J. Goerz III

(1)	Mr. Goerz is responsible for asset allocation decisions; Mr. Wemer is responsible for the management of the equity portion of the Fund’s portfolio; Mr. Montgomery is responsible for the management of the fixed-income portion of the Fund’s portfolio.
(2)	Co-managers.
*	Lead portfolio manager.

91

HIGHMARK FUNDS

Portfolio Managers (continued)

Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
Mikhail I. Alkhazov	Equity Income Fund since 2009; NYSE Arca Tech 100 Index Fund since 2009.	Vice President and portfolio manager of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2000.
Flavia Araujo	Fundamental Equity Fund since 2008; Large Cap Growth Fund since 2006.	Vice President, Senior Research Analyst and Portfolio Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management, Inc. since 2004.
Robert Bigelow	California Intermediate Tax-Free Bond Fund since 1994; National Intermediate Tax-Free Bond Fund since 1996.*	Vice President and Director of Municipal Securities of HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1994.
Anthony Craddock	International Opportunities Fund since 2006.	Senior Vice President of Bailard, Inc.; employee of Bailard since 1997.
Amy S. Croen	Geneva Mid Cap Growth Fund since 2009; Geneva Small Cap Growth Fund since 2009.	Director and Co-President of Geneva Capital Management Ltd.; associated with Geneva Capital Management Ltd. since 1987. Served as Chief Compliance Officer from 2004 to 2008.
David Dillon	Fundamental Equity Fund since 2008; Large Cap Growth Fund since 2007.	Vice President, Senior Research Analyst and Portfolio Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management, Inc. since 2007; senior analyst and portfolio manager at Wells Capital Management from 2002-2006.
Richard Earnest	Large Cap Value Fund since 2010; Value Momentum Fund since 1991.**	Senior Vice President and Director of Value Momentum for HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1964.

92

Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
David J. Goerz III

Balanced Fund since 2005;

Core Equity Fund since 2005;

Small Cap Advantage Fund since 2007;

Income Plus Allocation Fund since 2004;

Growth & Income Plus Allocation Fund since 2004;

Capital Growth Allocation Fund since 2004;

Diversified Equity Allocation Fund since 2006.

Senior Vice President, Chief Investment Officer and Portfolio Manager of HighMark Capital Management, Inc. since 2006; Senior Vice President, Chief Investment Officer — Equity and Portfolio Manager of HighMark Capital Management, Inc. from 2003 to 2005.
Peter M. Hill	International Opportunities Fund since 2006.	Chief Executive Officer of Bailard, Inc. and serves as an officer and/or director of certain affiliates of Bailard, Inc.; formerly, served as Chief Investment Officer of Bailard, Inc. and as Chairman of the Board of Directors of Bailard Opportunity Fund Group, Inc.
Paula M. Horn	Wisconsin Tax-Exempt Fund since 2009.	Managing Director and Chief Investment Officer — Fixed-Income of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2009; President of DeSari Capital from August 2007 to December 2008; associated with Deerfield Capital from February 2000 to August 2007.
Derek Izuel	Core Equity Fund since 2008; Small Cap Advantage Fund since 2008.	Vice President and Director of Quantitative Strategies of HighMark Capital Management, Inc.; associated with HighMark Capital Management, Inc. since 2008; senior portfolio manager for Invesco from 1997 to 2008.
Robert Kang	Fundamental Equity Fund since 2008; Large Cap Growth Fund since 2006.	Vice President, Senior Research Analyst and Portfolio Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management, Inc. since 2004.
Jeffrey Klein	Bond Fund since 2010; Short Term Bond Fund since 2010.	Fixed Income Funds Manager of HighMark Capital Management, Inc., associated with HighMark Capital Management, Inc. since 2010; Senior Portfolio Manager of Bishop Street Capital Management from 2009 to 2010; Managing Director, Co-Head U.S. Fixed Income and Head of U.S. Credit Management of Halbis Capital Management from 2005 to 2007; Portfolio Manager of Dodge & Cox from 1992 to 2004.

93

HIGHMARK FUNDS

Portfolio Managers (continued)

Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
Josef Lakonishok	Small Cap Value Fund since 2001.	Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of LSV Asset Management since 1994.
Eric P. Leve	International Opportunities Fund since 2006.	Executive Vice President of Bailard, Inc. and co-manager of Bailard Inc.’s separate account bond portfolios; employee of Bailard since 1987.
Todd Lowenstein	Large Cap Value Fund since 2010; Value Momentum Fund since 2001.	Vice President and Director of Value Momentum for HighMark Capital Management, Inc.; associated with HighMark Capital Management, Inc. since 2001.
Gregory Lugosi	Bond Fund since 1994; Short Term Bond Fund since 2004.	Vice President and Fixed Income Funds Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1991.
Puneet Mansharamani	Small Cap Value Fund since 2006.	Partner and Portfolio Manager of LSV since 2006; Senior Quantitative Analyst at LSV since 2000.
E. Jack Montgomery	Balanced Fund since 2000; Bond Fund since 1994; Short Term Bond Fund since 2004.	Vice President and Director of Fixed-Income of HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1994.
Raymond Mow	California Intermediate Tax-Free Bond Fund since 1995; National Intermediate Tax-Free Bond Fund since 1996.***	Vice President and Fixed-Income Funds Manager of HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1995.
Thomas J. Mudge III	Cognitive Value Fund since 2006.	Portfolio manager of Bailard Cognitive Value Fund, the Fund’s Predecessor Fund, from 2001 to 2006; lead portfolio manager of the Cognitive Value Fund’s portfolio management team since 2007; Senior Vice President of Bailard, Inc. and part of Bailard, Inc.’s domestic equity management team since 1987.
Donald J. Nesbitt	Equity Income Fund since 2009; NYSE Arca Tech 100 Index Fund since 2009.	Chief Investment Officer — Equities and a Managing Director of the Ziegler Companies, Inc., parent company of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2002.

94

Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
Michelle J. Picard	Geneva Mid Cap Growth Fund since 2009; Geneva Small Cap Growth Fund since 2009.	Director and Executive Vice President of Geneva Capital Management Ltd. Associated with Geneva Capital Management Ltd. since 1999.
William A. Priebe	Geneva Mid Cap Growth Fund since 2009; Geneva Small Cap Growth Fund since 2009.	Director and Co-President of Geneva Capital Management Ltd.; associated with Geneva Capital Management Ltd. since 1987.
William Scott Priebe	Geneva Mid Cap Growth Fund since 2009; Geneva Small Cap Growth Fund since 2009.	Director and Executive Vice President of Geneva Capital Management Ltd.; associated with Geneva Capital Management Ltd. since 2004.
George Rokas	Fundamental Equity Fund since 2008; Large Cap Growth Fund since 2006.	Vice President and Senior Equity Research Analyst/Portfolio Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1990 (1990-1997 and 1999-present).
Michael Sanders	Wisconsin Tax-Exempt Fund since 2009.	Vice President and portfolio manager of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2004.
Richard D. Scargill	Wisconsin Tax-Exempt Fund since 2009.	Senior Vice President of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2002.
George Y. Sokoloff	Cognitive Value Fund since 2007.	Member of the Cognitive Value Fund’s portfolio management team since 2007; Director of Quantitative Research and a Senior Vice President of Bailard, Inc. Formerly, was a research analyst for Bailard, Inc.; developed quantative stock selection models for StarMine prior to joining Bailard, Inc.
Keith Stribling	Large Cap Value Fund since 2010; Value Momentum Fund since 1998.	Vice President and Director of Value Momentum for HighMark Capital Management Inc.; associated with HighMark Capital Management and its predecessors since 1995.
Sonya Thadhani	Enhanced Growth Fund since 2006.	Portfolio manager of Bailard Enhanced Growth Fund, the Fund’s Predecessor Fund, from 2005 to 2006; currently Chief Investment Officer of Bailard, Inc. and joined Bailard, Inc.’s domestic equity management team in 1994.

95

HIGHMARK FUNDS

Portfolio Managers (continued)

Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
Menno Vermeulen	Small Cap Value Fund since 2001.	Partner since 1998 and Portfolio Manager and Senior Quantitative Analyst of LSV Asset Management since 1995.
Kenneth Wemer	Balanced Fund since 2005; Fundamental Equity Fund since 2008; Large Cap Growth Fund since 2006.	Vice President and Director of Equity Research for HighMark Capital Management, Inc., associated with HighMark Capital Management, Inc. since 2003.
Eric Zenner	Wisconsin Tax-Exempt Fund since 2009.	Vice President and Portfolio Manager of Ziegler Capital Management, LLC; associated with Ziegler Management, LLC since 2009; Managing Director and Portfolio Manager of Deerfield Capital from 2003 to 2009.

*	Mr. Bigelow was the portfolio manager of Stepstone California Intermediate Tax-Free Bond Fund prior to its consolidation with HighMark California Intermediate Tax-Free Bond Fund in 1997. Mr. Bigelow was the portfolio manager of the common trust funds prior to their consolidations with HighMark National Intermediate Tax-Free Bond Fund in 2002 and 2003.
**	Mr. Earnest was the portfolio manager of Stepstone Value Momentum Fund prior to its consolidation with HighMark Value Momentum Fund in 1997.
***	Mr. Mow was the back-up portfolio manager of Stepstone California Intermediate Tax-Free Bond Fund prior to its consolidation with HighMark California Intermediate Tax-Free Bond Fund in 1997. Mr. Mow was the back-up portfolio manager of the common trust funds prior to their consolidations with HighMark National Intermediate Tax-Free Bond Fund in 2002 and 2003.

96

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, as noted in its report dated September 27, 2010. This report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request.

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Balanced Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$11.31	$0.223	$1.197	$1.420	$(0.170)	$—	$(0.170)	$—		$12.56	12.60%	$17,552	0.98%	1.60%	1.81%	31%
2009	12.58	0.211	(1.273)@	(1.062)	(0.208)	—	(0.208)	—		11.31	(8.24)	16,799	0.97	1.56	2.01	48
2008	14.95	0.292	(1.141)	(0.849)	(0.285)	(1.236)	(1.521)	—		12.58	(6.52)	22,274	0.96	1.23	2.09	28
2007	14.06	0.296	1.300	1.596	(0.301)	(0.405)	(0.706)	—		14.95	11.47	33,427	0.94	1.12	1.99	23
2006	13.81	0.257	0.258	0.515	(0.265)	—	(0.265)	—		14.06	3.77	37,571	0.92	1.10	1.85	16
Cognitive Value Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$7.87	$0.058	$1.503 ##	$1.561	$(0.071)	$—	$(0.071)	$—	***	$9.36	20.06%##	$2,230	1.13%	1.33%	0.66%	152%
2009	10.23	0.082	(2.354)	(2.272)	(0.088)	—	(0.088)	—	***	7.87	(22.10)	1,837	1.03	1.34	1.11	141
2008	13.03	0.082	(1.405)	(1.323)	(0.097)	(1.380)	(1.477)	—	***	10.23	(10.97)	2,294	1.01	1.28	0.75	109
2007	13.03	0.078	1.475	1.553	(0.059)	(1.494)	(1.553)	—		13.03	11.97	2,270	0.94	1.23	0.58	103
2006 (1)	13.38	0.011	(0.361)	(0.350)	—	—	—	—		13.03	(2.62)	1,728	0.39 *	0.39 *	1.08 *	76
Core Equity Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$6.39	$0.081	$0.848	$0.929	$(0.079)	$—	$(0.079)	$—		$7.24	14.56%	$55,593	0.95%	1.22%	1.13%	93%
2009	8.12	0.120	(1.733)	(1.613)	(0.117)	—	(0.117)	—		6.39	(19.59)	60,454	0.92	1.19	2.00	42
2008	9.96	0.132	(1.502)	(1.370)	(0.133)	(0.337)	(0.470)	—		8.12	(14.35)	95,872	0.90	1.11	1.46	56
2007	8.78	0.104	1.178	1.282	(0.102)	—	(0.102)	—		9.96	14.61	127,266	0.91	1.08	1.05	79
2006	8.10	0.088	0.680	0.768	(0.088)	—	(0.088)	—		8.78	9.53	110,720	0.91	1.07	1.04	72
Enhanced Growth Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$8.07	$(0.008)	$1.151	$1.143	$(0.013)	$—	$(0.013)	$—		$9.20	14.17%	$1,676	1.06%	1.33%	(0.09)%	17%
2009	9.26	0.009	(1.199)	(1.190)	—	—	—	—		8.07	(12.85)	1,996	1.00	1.31	0.13	24
2008 (2)	9.29	(0.022)	(0.008)	(0.030)	—	—	—	—		9.26	(9.57)	1,655	0.99 *	1.26 *	(0.27)*	21

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
***	Amount represents less than $0.001.
†	Per share amounts calculated using average shares method.
##	Includes payment by affiliates of $0.001 per share. The effects of such payments did not affect the amount shown as total return for the period.
@	Includes $0.012 of Fair Funds Settlement.
(1)	Commenced operations on July 3, 2006.
(2)	Commenced operations on September 26, 2007

97

HIGHMARK FUNDS

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Equity Income Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$6.97	$0.245	$0.834	$1.079	$(0.169)	$—	$(0.169)	$—		$7.88	15.50%	$9	0.90%		1.80%		3.28%		46%
2009 (1)	6.89	0.003	0.077	0.080	—	—	—	—		6.97	1.16	76	0.90	*~	2.53	*~	3.43	*	32
Fundamental Equity Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$16.28	$0.238	$1.671	$1.909	$(0.109)	$—	$(0.109)	$—		$18.08	11.78%	$15,592	0.89%		1.67%		1.33%		26%
2009 (2)	20.00	0.181	(3.803)	(3.622)	(0.098)	—	(0.098)	—		16.28	(18.02)	11,450	0.82	*	1.81	*	1.22	*	62
Geneva Mid Cap Growth Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$15.04	$(0.110)	$3.050	$2.940	$—	$—	$—	$—		$17.98	19.55%	$19,588	1.11%		1.32%		(0.63)%		26%
2009 (3)	14.07	(0.006)	0.976	0.970	—	—	—	—		15.04	6.89	1,459	1.13	*~	1.25	*~	(0.50	)*	24
Geneva Small Cap Growth Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$20.70	$(0.204)	$3.954	$3.750	$—	$—	$—	$—	††	$24.45	18.12%	$6,252	1.37%		2.48%		(0.89)%		62%
2009 (4)	20.00	(0.018)	0.718	0.700	—	—	—	—		20.70	3.50	1,598	1.37	*	8.34	*	(0.73	)*	7
International Opportunities Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$6.00	$0.092	$0.392	$0.484	$(0.154)	$—	$(0.154)	$—	††	$6.33	8.03%	$79,237	1.44%		1.53%		1.44%		84%
2009	8.48	0.117	(2.343)	(2.226)	(0.109)	(0.145)	(0.254)	—	††	6.00	(25.64)	63,644	1.39		1.56		2.10		134
2008	9.93	0.175	(1.106)	(0.931)	(0.155)	(0.364)	(0.519)	—	††	8.48	(10.10)	97,714	1.34		1.50		1.86		86
2007	8.53	0.154	2.203	2.357	(0.128)	(0.829)	(0.957)	—		9.93	29.30	60,509	1.26		1.48		1.65		32
2006 (5)	8.69	0.073	(0.233)	(0.160)	—	—	—	—		8.53	(1.84)	13,422	1.29	*	1.34	*	2.65	*	48

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method.
††	Amount represents less than $0.001.
~	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the period ended July 31, 2009, which is not included in the contractual expense limitations.
(1)	Commenced operations on July 24, 2009.
(2)	Commenced operations on August 1, 2008.
(3)	Commenced operations on June 26, 2009.
(4)	Commenced operations on June 12, 2009.
(5)	Commenced operations on April 4, 2006.

98

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Growth Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$7.87	$0.101	$0.909	$1.010	$(0.070)	$—	$(0.070)	$—		$8.81	12.82%	$60,078	0.99%	1.21%	1.16%	34%
2009	9.11	0.072	(1.263)^	(1.191)	(0.049)	—	(0.049)	—		7.87	(12.97)	67,051	0.93	1.17	0.99	60
2008	10.03	0.068	(0.933)	(0.865)	(0.055)	—	(0.055)	—		9.11	(8.70)	92,418	0.94	1.11	0.68	43
2007	8.77	0.040	1.231	1.271	(0.011)	—	(0.011)	—		10.03	14.50	110,600	0.93	1.09	0.42	88
2006	8.61	0.009	0.170	0.179	(0.019)	—	(0.019)	—		8.77	2.07	103,454	0.89	1.07	0.10	68
Large Cap Value Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$9.36	$0.191	$0.849	$1.040	$(0.130)	$—	$(0.130)	$—		$10.27	11.12%	$97,347	0.97%	1.16%	1.85%	117%
2009	11.85	0.175	(2.489)	(2.314)	(0.176)	—	(0.176)	—		9.36	(19.43)	151,262	0.94	1.11	1.93	66
2008	15.16	0.208	(2.444)	(2.236)	(0.214)	(0.860)	(1.074)	—		11.85	(15.65)	171,314	0.90	1.09	1.53	65
2007	13.67	0.211	1.483	1.694	(0.204)	—	(0.204)	—		15.16	12.40	216,156	0.89	1.08	1.39	84
2006	12.49	0.161	1.182	1.343	(0.163)	—	(0.163)	—		13.67	10.82	168,092	0.92	1.08	1.23	81
NYSE Arca Tech 100 Index Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$22.06	$(0.002)	$3.632	$3.630	$—	$—	$—	$—		$25.69	16.46%	$312	0.83%	1.00%	(0.01)%	9%
2009 (1)	22.04	0.001	0.019	0.020	—	—	—	—		22.06	0.09	20	0.83 *~#	0.97 *~#	0.24 *#	10
Small Cap Advantage Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$11.85	$(0.041)	$2.787	$2.746	$(0.056)	$—	$(0.056)	$—		$14.54	23.32%	$23,527	1.30%	1.79%	(0.30)%	78%
2009	16.45	0.055	(4.636)	(4.581)	(0.019)	—	(0.019)	—	††	11.85	(27.90)	22,084	1.27	1.85	0.48	61
2008	18.83	0.089	(2.249)	(2.160)	(0.110)	(0.110)	(0.220)	—		16.45	(11.48)	26,984	1.26	1.67	0.54	87
2007 (2)	20.00	0.052	(1.222)	(1.170)	—	—	—	—		18.83	(5.85)	27,572	1.30 *	1.60 *	0.61 *	26
Small Cap Value Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$9.48	$0.116	$2.262	$2.378	$(0.128)	$—	$(0.128)	$—	††	$11.73	25.21%	$32,878	1.24%	1.66%	1.05%	34%
2009	11.52	0.174	(1.966)	(1.792)	(0.186)	(0.062)	(0.248)	—	††	9.48	(15.08)	32,222	1.25	1.58	2.01	37
2008	17.05	0.166	(2.630)	(2.464)	(0.190)	(2.877)	(3.067)	0.001		11.52	(15.68)	81,102	1.35	1.51	1.23	25
2007	18.12	0.215	1.128	1.343	(0.180)	(2.234)	(2.414)	0.001		17.05	6.83	178,805	1.34	1.48	1.16	46
2006	19.55	0.115	(0.156)	(0.041)	(0.080)	(1.309)	(1.389)	—		18.12	(0.01)	164,131	1.32	1.49	0.62	35

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method.
††	Amount represents less than $0.001.
^	Includes $0.017 of Fair Funds Settlement.
#	Does not reflect vendor reimbursement of 0.08%.
~	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the period ended July 31, 2009, which is not included in the contractual expense limitations.
(1)	Commenced operations on July 23, 2009.
(2)	Commenced operations on March 1, 2007.

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		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Value Momentum Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$12.17	$0.265	$1.368	$1.633	$(0.163)	$—	$(0.163)	$—	$13.64	13.43%	$228,162	1.00%	1.11%	1.95%	12%
2009	17.53	0.221	(4.399)	(4.178)	(0.223)	(0.959)	(1.182)	—	12.17	(23.11)	229,771	0.96	1.09	1.82	20
2008	24.21	0.279	(2.950)	(2.671)	(0.283)	(3.726)	(4.009)	—	17.53	(12.99)	328,465	0.95	1.08	1.34	17
2007	23.25	0.343	3.381	3.724	(0.343)	(2.421)	(2.764)	—	24.21	16.38	445,763	0.94	1.08	1.41	19
2006	24.07	0.314	1.777	2.091	(0.311)	(2.600)	(2.911)	—	23.25	9.32	434,080	0.93	1.08	1.35	21
Bond Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$10.77	$0.467	$0.618	$1.085	$(0.475)	$—	$(0.475)	$—	$11.38	10.29%	$330,318	0.78%	1.00%	4.23%	32%
2009	10.45	0.472	0.324	0.796	(0.476)	—	(0.476)	—	10.77	7.93	307,014	0.77	0.99	4.57	41
2008	10.40	0.512	0.048	0.560	(0.510)	—	(0.510)	—	10.45	5.42	344,350	0.76	0.98	4.83	28
2007	10.35	0.505	0.046	0.551	(0.501)	—	(0.501)	—	10.40	5.40	352,610	0.74	0.99	4.81	16
2006	10.75	0.496	(0.384)	0.112	(0.512)	—	(0.512)	—	10.35	1.08	396,003	0.74	0.99	4.71	20
California Intermediate Tax-Free Bond Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$10.03	$0.327	$0.216	$0.543	$(0.326)	$(0.017)	$(0.343)	$—	$10.23	5.49%	$112,407	0.53%	1.02%	3.22%	17%
2009	9.83	0.344	0.216	0.560	(0.342)	(0.018)	(0.360)	—	10.03	5.80	96,420	0.52	1.03	3.47	12
2008	9.72	0.348	0.129	0.477	(0.354)	(0.013)	(0.367)	—	9.83	4.96	90,173	0.51	1.01	3.54	14
2007	9.81	0.361	(0.047)	0.314	(0.368)	(0.036)	(0.404)	—	9.72	3.24	89,852	0.49	1.00	3.67	2
2006	10.12	0.370	(0.208)	0.162	(0.372)	(0.100)	(0.472)	—	9.81	1.65	95,266	0.50	1.00	3.72	5
National Intermediate Tax-Free Bond Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$11.20	$0.339	$0.279	$0.618	$(0.338)	$—	$(0.338)	$—	$11.48	5.60%	$81,121	0.51%	1.07%	2.99%	14%
2009	10.95	0.371	0.259	0.630	(0.371)	(0.009)	(0.380)	—	11.20	5.85	75,000	0.44	1.08	3.35	35
2008	10.84	0.420	0.122	0.542	(0.426)	(0.006)	(0.432)	—	10.95	5.06	62,883	0.29	1.05	3.82	19
2007	10.92	0.433	(0.033)	0.400	(0.441)	(0.039)	(0.480)	—	10.84	3.72	67,896	0.28	1.01	3.95	4
2006	11.25	0.442	(0.231)	0.211	(0.451)	(0.090)	(0.541)	—	10.92	1.94	75,401	0.28	1.00	4.00	7
Short Term Bond Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$10.00	$0.269	$0.140	$0.409	$(0.289)	$—	$(0.289)	$—	$10.12	4.04%	$71,122	0.66%	0.99%	2.67%	27%
2009	9.89	0.392	0.111	0.503	(0.393)	—	(0.393)	—	10.00	5.24	51,471	0.66	1.07	3.99	54
2008	9.82	0.430	0.074	0.504	(0.434)	—	(0.434)	—	9.89	5.21	52,958	0.65	0.97	4.33	43
2007	9.76	0.406	0.055	0.461	(0.401)	—	(0.401)	—	9.82	4.81	54,638	0.65	0.92	4.13	33
2006	9.84	0.346	(0.085)	0.261	(0.341)	—	(0.341)	—	9.76	2.71	36,497	0.65	0.92	3.54	27
Amounts designated as “—” are either $0 or have been rounded to $0.

**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method.

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		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets#		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses#		Ratio of Net Investment Income (Loss) to Average Net Assets#		Portfolio Turnover Rate
Income Plus Allocation Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$18.23	$0.424	$1.527	$1.951	$(0.441)	$—	$(0.441)	$—	$19.74	10.54%	$235	0.32%		1.26%		2.19%		29%
2009	20.30	0.484	(1.425)	(0.941)	(0.482)	(0.647)	(1.129)	—	18.23	(4.02)	202	0.35		1.49		2.78		75
2008	21.85	0.590	(1.088)	(0.498)	(0.630)	(0.422)	(1.052)	—	20.30	(2.43)	101	0.39		1.01		2.79		61
2007 (1)	21.86	0.409	0.348	0.757	(0.482)	(0.285)	(0.767)	—	21.85	3.52	103	0.37	*	0.77	*	2.61	*	12
Growth & Income Allocation Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$17.24	$0.279	$1.928	$2.207	$(0.297)	$—	$(0.297)	$—	$19.15	12.83%	$127	0.33%		0.86%		1.49%		39%
2009	21.44	0.314	(3.122)	(2.808)	(0.321)	(1.071)	(1.392)	—	17.24	(12.10)	114	0.33		0.81		1.94		66
2008	24.23	0.413	(2.065)	(1.652)	(0.501)	(0.637)	(1.138)	—	21.44	(7.15)	93	0.33		0.71		1.87		27
2007 (1)	23.75	0.035	1.130	1.165	(0.407)	(0.278)	(0.685)	—	24.23	4.98	1	0.31	*	0.67	*	0.21	*	13
Capital Growth Allocation Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$16.15	$0.176	$2.112	$2.288	$(0.168)	$—	$(0.168)	$—	$18.27	14.17%	$190	0.33%		0.92%		0.98%		30%
2009	21.86	0.196	(4.304)	(4.108)	(0.230)	(1.372)	(1.602)	—	16.15	(17.46)	179	0.33		0.81		1.31		48
2008	25.72	0.306	(2.894)	(2.588)	(0.360)	(0.912)	(1.272)	—	21.86	(10.56)	171	0.33		0.70		1.23		25
2007 (1)	25.10	0.140	1.218	1.358	(0.419)	(0.319)	(0.738)	—	25.72	5.50	770	0.31	*	0.70	*	0.75	*	16
Diversified Equity Allocation Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$14.03	$0.119	$1.965	$2.084	$(0.074)	$—	$(0.074)	$—	$16.04	14.86%	$497	0.32%		1.80%		0.75%		35%
2009	18.08	0.117	(3.776)	(3.659)	(0.060)	(0.331)	(0.391)	—	14.03	(19.81)	26	0.33		2.20		0.92		59
2008	20.97	0.180	(2.718)	(2.538)	(0.210)	(0.142)	(0.352)	—	18.08	(12.30)	15	0.36		1.65		0.86		68
2007 (1)	20.00	0.239	0.973	1.212	(0.242)	—	(0.242)	—	20.97	6.10	183	0.33	*	3.37	*	1.67	*	10

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method.
#	Ratios do not include income and expenses of the underlying funds in which the Fund invests for the Income Plus Allocation Fund, the Growth & Income Allocation Fund, the Capital Growth Allocation Fund and the Diversified Equity Allocation Fund.
(1)	Commenced operations on November 15, 2006.

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OTHER INVESTMENT MATTERS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as “fundamental” in the SAI.

Allocation of Investments of the Asset Allocation Portfolios

Each of the Asset Allocation Portfolios invests its assets primarily in other mutual funds of HighMark Funds and unaffiliated mutual funds, which in turn invest in the stocks and/or bonds of entities in different industries, economic sectors and geographic regions. A description of the investment strategies of all of the underlying mutual funds of HighMark Funds in which the Asset Allocation Portfolios may invest as of the date of this Prospectus, except for HighMark Diversified Money Market Fund, can be found in the individual fund profiles set forth previously in this prospectus. A description of the investment strategies of the Diversified Money Market Fund can be found in the sub-section immediately following the table below. In addition, a description of the securities and techniques used by the underlying mutual funds of HighMark Funds in which the Asset Allocation Portfolios may invest as of the date of this Prospectus and the other Funds offered in this prospectus, as well as the main risks they pose, may be found below. For more information about the Diversified Money Market Fund see its prospectus. In addition to the fees and expenses of the Asset Allocation Portfolios, shareholders of the Asset Allocation Portfolios will, unless otherwise waived, indirectly bear the fees and expenses of the underlying mutual funds, including, but not limited to, advisory fees, custodian fees and expenses, transfer agency fees and expenses, shareholder servicing fees and administration fees and expenses. The Asset Allocation Portfolios may also invest in equity securities, fixed-income securities, derivatives, cash, cash equivalents and exchange traded funds as permitted by federal law.

As of the date of this Prospectus, the Asset Allocation Portfolios target to invest their assets in the underlying funds of HighMark Funds and other investments within the ranges set forth in the following table:

Fund Name	Percentage of Assets Invested in Fund
	Income Plus Allocation Fund	Growth & Income Allocation Fund	Capital Growth Allocation Fund	Diversified Equity Allocation Fund
Core Equity Fund	5-30%	10-50%	15-60%	20-50%
Fundamental Equity Fund	5-30%	10-50%	15-60%	20-50%
Large Cap Growth Fund	0-20%	0-25%	0-30%	0-40%
Large Cap Value Fund	0-20%	0-25%	0-30%	0-40%
Small Cap Advantage Fund	0-10%	0-15%	0-20%	0-20%
Small Cap Value Fund	0-10%	0-15%	0-20%	0-20%
Value Momentum Fund	0-20%	10-30%	15-40%	10-50%

Fund Name	Percentage of Assets Invested in Fund
	Income Plus Allocation Fund	Growth & Income Allocation Fund	Capital Growth Allocation Fund	Diversified Equity Allocation Fund
Bond Fund	15-50%	5-40%	0-30%	0%
Short Term Bond Fund	15-50%	5-40%	0-30%	0-5%
Diversified Money Market Fund	0-40%	0-30%	0-20%	0-5%
Cognitive Value Fund	0-5%	0-10%	0-10%	0-20%
Enhanced Growth Fund	0-5%	0-10%	0-10%	0-10%
International Opportunities Fund	0-10%	0-20%	0-25%	0-30%
Equity Income Fund	0-5%	0-10%	0-10%	0-10%
Geneva Mid Cap Growth Fund	0-5%	0-10%	0-10%	0-10%
Geneva Small Cap Growth Fund	0-5%	0-10%	0-10%	0-10%
NYSE Arca Tech 100 Index Fund	0-5%	0-10%	0-10%	0-10%
Non-Affiliated Funds	0-10%	0-10%	0-10%	0-10%
Other Investments	0-15%	0-15%	0-15%	0-15%

Notwithstanding the foregoing, each of the Asset Allocation Portfolios may at any time change the allocation ranges for each or any underlying fund or group of underlying funds from those set forth in the table above and may also add one or more new underlying funds and remove or substitute one or more existing underlying funds, in each case, without approval of, or notice to, the Asset Allocation Portfolio’s shareholders and without any obligation to update or supplement the table above. In no case is any Asset Allocation Portfolio required to invest in any particular underlying fund or in all of the underlying funds.

Investment Strategies of HighMark Diversified Money Market Fund. HighMark Diversified Money Market Fund seeks to generate current income with liquidity and stability of principal. To pursue this goal, the Fund invests primarily in high-quality, short-term debt securities. “High-quality” securities are those that at least one nationally recognized rating agency has judged financially strong enough to be included in its highest credit-quality category for short-term securities. The Fund may also invest in nonrated securities if the portfolio managers believe they are of comparably high quality. In choosing investments for the Fund, the portfolio managers consider several factors, including (1) the outlook for interest rates, (2) buying and selling activity in the high-quality,

102

short-term securities market as a whole and/or individual securities, (3) current imbalances in the supply of high-quality, short-term securities relative to demand, and (4) the appropriateness of particular securities to the Fund’s objectives. To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 60 days or less, and a weighted average life to maturity of the portfolio of 120 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days. Although the portfolio managers strive to ensure that the Fund is diversified, from time to time they may concentrate the Fund’s assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable SEC guidelines, if they believe it is in the best interest of the Fund’s shareholders.

Quantitative Research Strategy

The sub-adviser actively manages the Equity Income Fund. In selecting stocks for the Fund, the sub-adviser utilizes a unique quantitative approach, referred to as the Quantitative Research Strategy (QRS). Under this strategy, potential investments are screened and ranked for certain price characteristics produced by investor over- and under-reaction. The sub-adviser then uses a portfolio optimization strategy to produce a portfolio that closely reflects the risk characteristics of the Fund’s benchmark, including similar sector and industry weightings. The objective of these optimization strategies is to provide returns that exceed those of the benchmark without significantly altering the risk profile of the Fund’s portfolio compared to its benchmark.

This quantitative research strategy groups stocks into one of three categories:

•	Bargain stocks. Those stocks which exhibit favorable value, but have been neglected by investors.

•	Glamour stocks. Those stocks which are popular with investors, but have had their growth prospects priced too expensively.

•

Neutral stocks. Those stocks in the relevant universe which are neither bargain nor glamour stocks; there is no evidence of mispricing due to investor over-reaction, as evidenced by the QRS process. Therefore these stocks are utilized for their risk management in the portfolio composition.

In the case of a specific set of “bargain” stocks, the sub-adviser’s research indicates that investors’ expectations are generally overly pessimistic when compared to the actual performance record. In the case of “glamour” stocks, the sub-adviser’s research indicates expectations are generally overly optimistic when compared to the actual performance record. As a result, “bargain” stocks are expected to outperform “glamour” stocks over future measurement periods.

To capture the effect of investor under reaction to new information, stocks within each category are ranked based on their relative standing with respect to the following momentum variables:

•	Price momentum.

•	Changes in analysts’ annual earnings estimates.

•	Earnings surprises.

Earnings-quality screens are performed across the investable universe to remove from consideration the stock of companies displaying certain inconsistencies in their accounting statements. Stocks with large negative earnings surprises are also eliminated from consideration for investment.

An assignment of expected excess return relative to the benchmark, known as “alpha,” is assigned to each of the stocks in the bargain and glamour categories. Bargain and glamour stocks are ranked and an alpha file is created. Portfolio management software is used to generate an optimal portfolio that creates a balance between risk characteristics of the benchmark and the excess return potential of the alpha file.

The portfolio optimization process seeks to construct an investment portfolio from the universe of stocks potentially appropriate for the Fund, which is similar to the benchmark, within a managed risk-tolerance range. This process tilts the portfolio’s weights (relative to the benchmark) toward bargain and away from glamour stocks, while seeking to add stocks with higher relative yields.

Stock Indexing

Index funds such as the NYSE Arca Tech 100 Index Fund are “passively managed,” meaning they try to match, as closely as possible, the performance of a target securities index by holding each security found in the index in roughly the same proportion as represented in the index itself. For example, if 5% of the NYSE Arca Tech 100 Index were made up of the assets of a specific company, the NYSE Arca Tech 100 Index Fund would normally invest 5% of its assets in that company.

Indexing appeals to many investors for a number of reasons, including its simplicity (indexing is a straightforward marketing-matching strategy); diversification (indices generally cover a wide variety of companies and industries); relative performance predictability (an index fund is expected to move in the same direction — up or down — as its target index); and comparatively low cost (index funds do not have many of the expenses of an actively-managed mutual fund, such as research and company visits). Also, assuming the composition of the relevant index remains fairly stable, index funds may experience lower portfolio turnover rates, which would result in reduced transaction costs (brokerage commissions, etc.) and capital gains. Investors in the NYSE Arca Tech 100 Index Fund should bear in mind that this latter benefit may not hold true. The Predecessor Fund to the NYSE Arca Tech 100 Index Fund has experienced rather rapid changeover at times, as a result of the volatility of the technology industry generally and of specific companies included in the Index from time to time.

The performance of an index fund generally will trail the performance of the index it attempts to replicate. This is because

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HIGHMARK FUNDS

the mutual fund and its investors incur operating costs and expenses that are not shared by an index.

Additionally, when a mutual fund invests the cash proceeds it receives from investors in securities included in the index, the mutual fund must pay brokerage commissions, which further reduce the amount invested. As the composition of the index changes, the mutual fund must make corresponding adjustments in its holdings, which gives rise to additional brokerage commissions. Also, mutual funds incur other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and possibly 12b-1 service and distribution fees, all of which reduce the mutual fund’s total return. No such fees affect the total return of the index.

Finally, because of liquidity needs and other constraints under which mutual funds operate, index funds generally cannot invest their assets so that they correlate 100% at all times with the index. Although many index funds attempt to use options and futures strategies to generate returns on these assets which replicate the return on the index, these strategies are imperfect and give rise to additional transaction costs.

For these reasons, investors should expect that the performance of an index mutual fund will lag that of the index it attempts to replicate.

NYSE Arca Tech 100 Index. The NYSE Arca Tech 100 Index consists of at least 100 individual securities, which are chosen based on an assessment that the issuer of the security is a company which has, or likely will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The NYSE Arca Tech 100 Index offers a broad basket of securities spanning the full spectrum of high tech industry groups. Diversity within the Index ranges from biotechnology firms to semiconductor capital equipment manufacturers and includes a cross-section of U.S. companies that are leaders in numerous different industries, including computer hardware, software, semiconductors, aerospace and defense, health care equipment and biotechnology.

The NYSE Arca Tech 100 Index is price weighted, meaning the component stocks are given a percentage weighting based on their share price. A price weighted index holds the same number of shares of each security, thus the price of the security is the influencing factor to the value of the index. Higher priced securities have a higher weight in the index than lower priced securities, as the shares of each component are equally held. Although this indexing method allows the NYSE Arca Tech 100 Index to accurately measure a broad representation of technology stocks without being dominated by a few large companies, it may result in smaller- and mid-sized companies representing a more significant portion of the Index than is the case for indices that are weighted by the market value of the companies represented on the index.

As of September 30, 2010, stocks of companies in the software industry accounted for 18.95% of the NYSE Arca Tech 100 Index.

“Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by HighMark Funds. The NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, the NYSE Arca Tech 100 Index Fund particularly or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

Archipelago Holdings, Inc. (“Arca”) makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the NYSE Arca Tech 100 Index or any data included therein. In no event shall Arca have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Tax Management Strategy

From time to time, each of the Equity Income Fund and the NYSE Arca Tech 100 Index Fund may pursue a tax management strategy for the purpose of increasing tax efficiency recognizing capital losses and offsetting them against current and future capital gains. This strategy may involve trimming or disposing of a few depreciated positions and then reinvesting in those positions after 30 days in order to avoid loss disallowance under the “wash sale” rules under federal tax law. The tax management strategy may also involve purchasing additional securities in a company in which a Fund has a depreciated position, simultaneously selling a futures contract in the stock of that company and then selling that depreciated position more than 30 days later. The strategy could also involve purchasing an out-of-the-money call option on the stock of the company in which a Fund has a depreciated position, shortly thereafter buying additional securities in that company and then selling the depreciated position, and more than 30 days later selling the call option. The sale of the single stock future or purchase of a call option on the stock reduces potential tracking error. During the use of this tax management strategy, the Fund’s holdings will not precisely correspond to those of the relevant index. Each Fund will limit this strategy to less than 3% of its total assets.

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INSTRUMENTS, INVESTMENT TECHNIQUES AND RISKS

The Funds and HighMark Diversified Money Market Fund invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds and HighMark Diversified Money Market Fund use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds and HighMark Diversified Money Market Fund may invest.

FUND NAME	FUND CODE
Balanced Fund	1
Cognitive Value Fund	2
Core Equity Fund	3
Enhanced Growth Fund	4
Equity Income Fund	5
Fundamental Equity Fund	6
Geneva Mid Cap Growth Fund	7
Geneva Small Cap Growth Fund	8
International Opportunities Fund	9
Large Cap Growth Fund	10
Large Cap Value Fund	11
NYSE Arca Tech 100 Index Fund	12
Small Cap Advantage Fund	13
Small Cap Value Fund	14
Value Momentum Fund	15
Bond Fund	16
California Intermediate Tax-Free Bond Fund	17
National Intermediate Tax-Free Bond Fund	18
Short Term Bond Fund	19
Wisconsin Tax-Exempt Fund	20
Income Plus Allocation Fund	21
Growth & Income Allocation Fund	22
Capital Growth Allocation Fund	23
Diversified Equity Allocation Fund	24
Diversified Money Market Fund	25

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1,16, 19-24	Prepayment/Call Market Credit Regulatory
American Depository Receipts (ADRs): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership. ADRs pay dividends in U.S. dollars.	1-15, 21-24	Market Political Foreign Investment
Asset-Backed Securities: Securities backed by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or assets.	1, 16-25	Prepayment/Call Market Credit Regulatory

105

HIGHMARK FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	1-16, 19, 21-25	Credit Liquidity Market
Bonds: Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity.	1-25	Market Credit Prepayment/Call Political Liquidity Foreign Investments
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price.	1-24	Management Liquidity Credit Market Leverage
Certificates of Deposit: Negotiable instruments with a stated maturity.	1-16, 19, 21-25	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Their maturities generally vary from a few days to nine months.	1-25	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	1-15, 21-24	Market
Convertible Securities: Bonds or preferred stock that convert to common stock.	1-15, 21-24	Market Credit
Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a fund.	1-25	Market Liquidity Management
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g. puts and calls), options on futures, swap agreements and some mortgage- backed securities.	1-25	Management Market Credit Liquidity Leverage Prepayment/Call Hedging
Exchange-Traded Funds: ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market. ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange. By investing in an ETF, a fund will indirectly bear its proportionate share of any expenses paid by the ETF in addition to the expenses of the fund.	1-15, 21-24	Market Exchange-Traded Funds

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INSTRUMENT	FUND CODE	RISK TYPE
Foreign Securities: Stocks issued by foreign companies including American Depositary Receipts (ADRs) and Global Depository Receipts (GDRs), as well as commercial paper of foreign issuers and obligations of foreign governments, companies, banks, overseas branches of U.S. banks or supranational entities.	1-16, 19, 21-25	Market Political Foreign Investment Liquidity Emerging Market Prepayment/Call
Forward Foreign Currency Contracts, Including Forward Foreign Currency Cross Hedges: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set by the parties involved at the time the contract is negotiated.	1, 3, 5-16, 19, 21-24	Management Liquidity Credit Market Political Leverage Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specific amount of a specific security, class of securities, or index at a specified time in the future and at a specified price. The owner of an option has the right, but not the obligation, to buy or sell the underlying instrument at a specified time in the future at the specified price.	1-24	Management Market Credit Liquidity Leverage
High-Yield/High-Risk Bonds: Bonds rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody’s). These securities are considered speculative and involve greater risk of loss than investment grade bonds. Also called “lower rated bonds,” “noninvestment grade bonds” and “junk bonds.”	1-24	Credit Market Liquidity
Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the fund has estimated for them. Each Fund may invest up to 15% of its net assets in illiquid securities.	1-25	Liquidity Market
Initial Public Offerings: Initial public offerings (“IPOs”) are offerings of securities registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934. The volume of IPOs and the levels at which newly issued stocks trade in the secondary market are affected by the performance of the stock market as a whole. When an IPO is brought to the market, availability may be limited and a fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.	1-15	Market Liquidity New Public Company Small and Medium-Sized Company Stock Microcap Company

107

HIGHMARK FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Investment Company Securities: Shares of registered investment companies. These may include HighMark Money Market, Fixed-Income and Equity Funds and other registered investment companies for which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a shareholder of an investment company, a fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the fund pays its own adviser.	1-25	Market
Investment Grade Securities: Securities rated BBB or higher by S&P; Baa or better by Moody’s; similarly rated by other nationally recognized rating organizations; or, if not rated, determined to be of comparably high quality by a fund’s adviser.	1-24	Market Credit Prepayment/Call
Money Market Instruments: Investment-grade, U.S. dollar- denominated debt securities with remaining maturities of one year or less. These may include short-term U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers’ acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.	1-25	Market Credit
Mortgage-Backed Securities: Bonds backed by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).	1, 16-25	Prepayment/Call Market Credit Regulatory
Municipal Forwards: Forward commitments to purchase tax- exempt bonds with a specific coupon to be delivered by an issuer at a future date (typically more than 45 days but less than than one year). Municipal forwards are normally used as a refunding mechanism for bonds that may be redeemed only on a designated future date. Any Fund that makes use of municipal forwards will maintain liquid, high-grade securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.	17, 18, 20-24	Market Leverage Liquidity Credit

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INSTRUMENT	FUND CODE	RISK TYPE

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities may include revenue bonds, certificates of participations, both taxable and tax-exempt private activity bonds and industrial development bonds, as well as general obligation bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term obligations such as municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

There are two general types of municipal bonds: General-obligation bonds, which are secured by the taxing power of the issuer (and, in California, have the approval of voters) and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (COPs); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (Mello-Roos) issues, which are secured by taxes on specific real estate parcels; hospital revenue; and industrial development bonds that are secured by the financial resources of a private company.

	17, 18, 20-25	Market Credit Political Tax Regulatory Prepayment/Call
Obligations of Supranational Agencies: Securities issued by supranational agencies that are chartered to promote economic development and are supported by various governments and government agencies.	1-24	Credit Foreign Investment Prepayment/Call
Participation Interests: Interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests are usually structured as some form of indirect ownership that allows a fund to treat the income from the investment as exempt from federal income tax. A fund invests in these interests to obtain credit enhancement on demand features that would be available through direct ownership of the underlying municipal securities.	1, 17, 18, 20-24	Market Liquidity Credit Tax
Preferred Stocks: Equity securities that generally pay dividends at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation. Preferred stock generally does not carry voting rights.	1-15, 21-24	Market
Real Estate Investment Trusts: Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. By investing in a REIT, a fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the fund.	1-15, 21-24	Market Credit Prepayment/Call

109

HIGHMARK FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by a fund.	1-25	Market Leverage Counterparty
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-25	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a fund and may have a leveraging effect.	1-25	Market Leverage Counterparty
Securities Lending: The lending of up to 33 1/3% of a fund’s total assets. In return a fund will receive cash, other securities and/or letters of credit.	1-25	Market Leverage Liquidity Credit
Small and Medium-Sized Companies: Small and medium sized companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies.	1-4, 6-15	Market Small and Medium-Sized Company Stock
Swap Agreements: A transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party. Swaps can be used to hedge certain risks such as currency and interest rate risks, or to speculate on changes in the future price of the underlying instrument.	1-24	Management Market Credit Liquidity Leverage
Tax-Exempt Commercial Paper: Commercial paper issued by governments and political sub-divisions.	17, 18, 20-24	Credit Liquidity Market Tax
Tax-Exempt Obligations: Tax-exempt obligations include primary debt obligations which fund various public purposes such as constructing public facilities and making loans to public institutions, the interest on which is exempt from regular federal income tax. The two principal classifications of tax exempt obligations are general obligation bonds and revenue bonds. See “Municipal Securities” above for a description of general obligation bonds and revenue bonds.	17, 18, 20	Market Credit Political Tax Regulatory Prepayment/Call
Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	1-16, 19, 21-25	Liquidity Credit Market
Treasury Inflation Protected Securities: Treasury inflation protected securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. TIPS have varying maturities and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these securities is fixed at issuance, but over the life of the securities, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.	1-16, 19, 21-24	Market Interest Rate

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INSTRUMENT	FUND CODE	RISK TYPE
Treasury Receipts: Treasury receipts, Treasury investment growth receipts and certificates of accrual of Treasury securities.	1-25	Market
Unit Investment Trusts: A type of investment vehicle, registered with the Securities and Exchange Commission under the Investment Company Act of 1940, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal.	1-16, 19, 21-24	Market
U.S. Government-Sponsored Entity Securities: Securities issued by agencies, authorities, enterprises and instrumentalities of the U.S. Government. These include Ginnie Mae, Fannie Mae and Freddie Mac. Such securities may not be guaranteed or insured by the U.S. Government.	1-25	Market Credit Prepayment/Call
U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping issued or guaranteed by the full faith and credit of the U.S. government.	1-25	Market
Variable Amount Master Demand Notes: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark Funds and the issuer, they are not normally traded. Although there is no secondary market in these notes, a fund may demand payment of principal and accrued interest at specified intervals.	21-25	Credit
Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a fund on demand.	1-25	Credit Liquidity Market
Warrants: Securities that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are typically issued with preferred stock and bonds.	1-15, 21-24	Market Credit
When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	1-25	Market Leverage Liquidity Credit
Yankee Bonds and Similar Debt Obligations: U.S. dollar denominated bonds issued by foreign corporations or governments. Sovereign bonds are those issued by the government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.	1, 16-25	Market Credit Prepayment/Call
Zero-Coupon Debt Obligations: Bonds and other types of debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-25	Credit Market Zero Coupon

111

HIGHMARK FUNDS

Other Risks

Fiduciary Shares of HighMark Cognitive Value Fund, HighMark Core Equity Fund, HighMark Enhanced Growth Fund, HighMark Equity Income Fund, HighMark Fundamental Equity Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark International Opportunities Fund, HighMark Large Cap Growth Fund, HighMark Large Cap Value Fund, HighMark NYSE Arca Tech 100 Index Fund, HighMark Small Cap Advantage Fund, HighMark Small Cap Value Fund, HighMark Value Momentum Fund, HighMark Bond Fund, Short Term Bond Fund and HighMark Diversified Money Market Fund (collectively the “Underlying Funds”) are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of Shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of Shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund’s asset levels and an Underlying Fund’s then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds’ transaction costs and possibly reducing the Underlying Funds’ performance.

Since it is expected that substantially all of the shareholders of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund will be investment advisory clients of such Funds’ sub-adviser, until these Funds attract significant assets that are not attributable to clients of the sub-adviser, the total assets of the Funds may fluctuate significantly whenever the sub-adviser increases or decreases its clients’ allocation to the Funds. This fluctuation could increase the Funds’ transaction costs and possibly increase their expense ratios and reduce their performance.

GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as certain other risks. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

Alternative Minimum Tax Risk: The Wisconsin Tax-Exempt Fund may invest up to 10% of its total assets in municipal securities that generate interest which is subject to alternative minimum tax. As a result, taxpayers who are subject to the alternative minimum tax potentially could earn a lower after-tax return.

California State Specific Risk. By concentrating its investments in California, a fund may be more susceptible to factors adversely affecting issuers of California municipal bonds than a comparable fund that does not concentrate in a single state. For example, the fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in bonds issued in California, the fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Correlation Risk. Although the NYSE Arca Tech 100 Index Fund’s sub-adviser will attempt to track the performance of the NYSE Arca Tech 100 Index, there can be no assurance that it will be able to do so in all market conditions. For example, the index options and futures used by the NYSE Arca Tech 100 Index Fund’s sub-adviser to equitize the Fund’s cash positions and short-term investments may not precisely track the performance of the NYSE Arca Tech 100 Index. Also, the Fund will incur brokerage commissions and other transaction costs in order to maintain investments that mirror the NYSE Arca Tech 100 Index, and will incur advisory and other service fees and operating costs and expenses that will reduce the total return of the Fund as compared to that of the NYSE Arca Tech 100 Index.

Counterparty Risk. The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligation under the repurchase agreement or reverse repurchase agreement. A fund’s income and the value of the fund’s investments could decline as a result.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. If a security’s credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

Emerging Market Risk. A fund’s investment in emerging markets will cause it to face higher political, foreign investment and market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also Foreign Investment Risk below.

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Exchange-Traded Funds Risk. ETFs charge their own fees and expenses; thus, shareholders of the Funds that invest in ETFs will bear extra costs, such as duplicative management fees, brokerage commissions and related charges when the Funds invest in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Geographic Concentration Risk: The Wisconsin Tax-Exempt Fund normally will invest significant portions of its assets in several specific geographic areas, including Wisconsin and, to a lesser extent, U.S. territories, for example, Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Northern Mariana Islands. Political, legislative, business and economic conditions and developments within these areas will affect the Fund’s performance, because the Fund’s investments primarily will be made in those geographic territories. For example, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of municipal issuers in these jurisdictions to pay interest or repay principal. Future political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of municipal issuers. By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations.

Hedging Risk. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a fund’s risk, it may not always perfectly offset one position with another. As a result, there is no assurance that a fund’s hedging transactions will be effective.

Industry/Sector Risk. The risk associated with excessive exposure to any one industry or sector. A fund may have a heavy weighting in one or more industries or sectors, such as the technology sector or industries or sectors with low price-to-book and price-to-earnings ratios.

Interest Rate Risk. The possibility that the value of a fund’s investments will decline due to an increase in interest rates or that a fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the fund’s investments, the greater its interest rate risk.

Investing in Mutual Funds Risk: The Asset Allocation Portfolios’ investments are primarily concentrated in the underlying funds, so a substantial portion of the Asset Allocation Portfolios’ investment performance is directly related to the performance of those underlying funds. Before investing in the Asset Allocation Portfolios, investors should assess the risks associated with the underlying funds in which the Asset Allocation Portfolios may invest and the types of investments made by those underlying funds. You could lose money by investing in the Asset Allocation Portfolios if there is a decline in the value of the underlying funds’ holdings. In addition, the Asset Allocation Portfolios indirectly pay a portion of the expenses incurred by the underlying funds. As the Asset Allocation Portfolios’ allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Asset Allocation Portfolios may increase or decrease. Investing in a fund of funds, like the Asset Allocation Portfolios, entails higher expenses than if you invested in the underlying fund directly.

Investment Style Risk. The risk that the particular type of investment on which a fund focuses (such as small-cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

Junk Bond Risk: Below investment grade bonds offer higher yields than investment grade bonds, but also carry greater risk. They are more vulnerable to default than higher grade bonds, and are more susceptible to adverse business, financial and economic conditions that impair the capacity and willingness of borrowers to make scheduled interest and principal payments. The market prices of these bonds tend to fluctuate more in times of economic uncertainty than is the case for higher rated bonds. The Wisconsin Tax-Exempt Fund attempts to minimize its exposure to this risk by limiting its investments in junk bonds to those rated in the fifth and sixth highest categories (“Ba” or “B” by Moody’s or “BB” or “B” by S&P), and unrated bonds that the sub-adviser determines are of comparable quality. The Fund may also invest in bonds rated in the fourth highest category (“Baa” by Moody’s or “BBB-” by S&P). Bonds in this category, although rated investment grade, have some of the speculative characteristics referenced above.

113

HIGHMARK FUNDS

Leverage Risk. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

Limited Supply Risk: Debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions and certain other governmental issuers, the interest on which is exempt from federal income tax, are referred to as “tax exempt obligations.” These entities issue (sell) tax exempt obligations primarily to finance various public purposes, such as constructing public facilities and making loans to public institutions. Tax exempt obligations may be either general obligation bonds or revenue bonds. General obligation bonds normally are secured by the full faith and credit of an agency with taxing power. The taxing authority makes interest and principal payments on these bonds from its general unrestricted revenues. The issuer of a revenue bond, on the other hand, makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. An issuer may also sometimes issue short term notes in anticipation of its sale of bonds, collection of taxes or receipt of other revenue (anticipation notes).

Only limited categories of tax exempt obligations are exempt from both federal income tax and Wisconsin personal income tax. These include:

•	Higher education bonds issued by the State of Wisconsin

•	Public housing bonds issued by Wisconsin municipal housing authorities

•	Development/Redevelopment bonds issued by Wisconsin municipal development authorities

•	Certain bonds issued by the Wisconsin Housing and Economic Development Authority

•	Wisconsin Housing Finance Authority Bonds

•	Certain general obligation bonds issued by the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam

•	Certain public housing agency bonds issued by agencies located outside of Wisconsin

•	Certain bonds issued by the Wisconsin Health and Educational Facilities Authority

•	Local exposition district bonds

•	Wisconsin professional baseball park district and professional football stadium district bonds

•	Local cultural arts district bonds

•	Wisconsin Aerospace Authority bonds

•	Southeastern Regional Transit Authority bonds

Because of these limited categories of double tax exempt bonds, the Wisconsin Tax-Exempt Fund may not always be able to invest its assets in tax exempt obligations issued in Wisconsin.

Liquidity Risk. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a fund.

Management Risk. The risk that a strategy used by a fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The possibility that a fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the fund’s security holdings will tend to increase or decrease in response to these movements.

Microcap Company Risk. The risk involved in investing in companies with micro capitalizations. The risk associated with investing in microcap companies involves greater risk than investing in small, medium or large capitalization companies because the stocks of microcap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, microcap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

New Public Company Risk. The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

Non-Diversification Risk: The Wisconsin Tax-Exempt Fund is a “non-diversified” fund under the Investment Company Act of 1940. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer, and thereby have greater exposure to risks associated with an individual issuer.

Options and Futures Strategies Risk. Losses associated with index futures contracts and index options in which a fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for a fund. Also, there is a possibility that active trading may decline or cease altogether in the secondary market for a futures contract or an option held by a fund. A fund consequently might be unable to close out a position prior to its maturity date, which could limit its ability to avoid further loss on the position. Finally, a fund’s options and futures strategies expose it to the correlation risks discussed above.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Prepayment/Call Risk. The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed

114

security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment and call risk it poses.

Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

Small and Medium-Sized Company Stock Risk. Investing in small- and medium-sized companies is generally more risky than investing in large companies, for a variety of reasons. Many small- and medium-sized companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small- and medium-sized companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small- and medium-sized companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. Companies that offer niche products or services may be especially vulnerable to declines in market demand for those products or services. The performance of a fund that concentrates on small- or medium-sized companies may be more volatile than that of a fund that invests primarily in larger companies.

Tax Risk. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

115

HIGHMARK FUNDS

NOTES

116

How to obtain more information:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request the SAI, the Annual or Semi-Annual Reports free of charge, other information about the Fund or to make shareholder inquiries:

By Telephone:    call 1-800-433-6884

By Mail:	write to us at
HighMark Funds
c/o BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

By Internet:    www.highmarkfunds.com

From the SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

HighMark Funds’ Investment Company Act registration number is 811-05059.

445 South Figueroa Street • Suite 306 Los Angeles • California • 90071 www.highmarkfunds.com	HMK-PS-015-0800 84823-A (12/10)

December 1, 2010

HighMark

The smarter approach to investing.

equity fixed income
asset allocation	RETAIL SHARES

	CLASS A	CLASS B	CLASS C		CLASS A	CLASS B	CLASS C
Balanced Fund	HMBRX	HMBBX	HMBCX	Small Cap Advantage Fund	HSAAX	--	HSCAX

Cognitive Value Fund	HCLAX	--	HCLCX	Small Cap Value Fund	HASVX	HBSVX	HSVCX

Core Equity Fund	HCEAX	HCEBX	HCECX	Value Momentum Fund	HMVLX	HVMBX	HVMCX

Enhanced Growth Fund	HEHAX	--	HEGCX	Bond Fund	HMRBX	HBDBX	HBDCX

Equity Income Fund	NJPAX	NJPBX	NJPCX	California Intermediate Tax-Free Bond Fund	HMCIX	HCABX	HCTCX

Fundamental Equity Fund	HMFAX	--	HMFCX	National Intermediate Tax-Free Bond Fund	HMNFX	--	HNTCX

Geneva Mid Cap Growth Fund	PNMAX	PNMBX	MGPCX	Short Term Bond Fund	HMSAX	--	HMTCX

Geneva Small Cap Growth Fund	HGASX	--	HGCSX	Wisconsin Tax-Exempt Fund	PWTEX	WTEBX	WTECX

International Opportunities Fund	HIOAX	--	HITCX	Income Plus Allocation Fund	HMPAX	--	HMPCX

Large Cap Growth Fund	HMRGX	HMGBX	HGRCX	Growth & Income Allocation Fund	HMRAX	--	HMRCX

Large Cap Value Fund	HMERX	HIEBX	HIECX	Capital Growth Allocation Fund	HMAAX	--	HMACX

NYSE Arca Tech 100 Index Fund	PPTIX	PSEBX	PTICX	Diversified Equity Allocation Fund	HEAAX	--	HEACX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Funds is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank. It is not insured by the FDIC or any other government agency.

Individual HighMark Fund Profiles

Shareowner Guide — How to Invest in HighMark Funds

More About HighMark Funds

Investment Management	98
Financial Highlights	106
Other Investment Matters	119
Instruments, Investment Techniques and Risks	122
Glossary of Investment Risks	130

HIGHMARK EQUITY FUNDS

Balanced Fund

INVESTMENT OBJECTIVE AND GOAL

To seek capital appreciation and income; conservation of capital is a secondary consideration.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class B Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	1.00%	1.00%	0.75%

Total Annual Fund Operating Expenses	1.85%	2.35%	2.35%
Fee Waivers and Expense Reimbursement	0.61%	0.51%	0.51%
Net Expenses†	1.24%	1.84%	1.84%

1If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.24%, 1.84% and 1.84%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$669	$1,044	$1,442	$2,553
Class B Shares	$687	$985	$1,409	$2,522
Class C Shares	$287	$685	$1,209	$2,647

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$187	$685	$1,209	$2,522
Class C Shares	$187	$685	$1,209	$2,647

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal market conditions, invests between 50% and 70% of its assets in equity securities, primarily common stocks, and at least 25% of its assets in fixed-income securities, primarily bonds. Within these ranges, the Fund’s specific allocation among stocks, bonds and other securities will vary depending on the portfolio managers’ assessment of business, economic and market conditions.

The Fund may invest in bonds of various maturities and types, including those issued by U.S. and foreign governments or companies, mortgage-backed securities and asset-backed securities. At least 90% of the bonds will be investment grade at the time of purchase. The Fund considers a security to be investment grade if it is rated BBB- or better by Standard & Poor’s; Baa3 or better by Moody’s Investors Service, Inc.; similarly rated by another nationally recognized securities rating organization; or, if not rated, determined to be of comparably high quality by the Fund’s Adviser.

To select bonds for the Fund, the portfolio managers consider such factors as the potential direction of interest rates and the U.S. economy, the outlook for one sector of the bond market versus another and the value that one bond may represent versus another. They also consider the financial strength of each issuer and the possibility that its credit rating may be upgraded or downgraded. The Fund may continue to hold a bond that has been downgraded if the portfolio managers believe it is in shareholders’ best interest to do so.

The Fund invests its equity security allocation primarily in common stocks of large U.S. companies. The Fund generally considers a company to be a large U.S. company if the company’s capitalization is greater than $1 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. In particular, the portfolio managers look for companies with certain key attributes, which may include strong or improving profitability, sustainable competitive advantage, a healthy balance sheet and quality management. As part of this process, the portfolio managers engage in a fundamental analysis of candidate companies that seeks to determine the sustainability of these key attributes and to determine the company’s long-term earnings growth potential. Successful candidates are those whose key attributes are believed to be sustainable and whose earnings growth is determined to be underappreciated based on current valuation.

Portfolio holdings are reviewed for possible sale if the stock is no longer considered undervalued, the stock price declines materially, one or more of the company’s key attributes fails to be sustainable or there are unexpected changes in company management or strategy.

In addition to the securities described above, the Fund may invest up to 10% of the Fund’s assets in foreign securities (which may include up to 5% of the Fund’s assets in emerging market securities), including American Depositary Receipts and locally traded securities. The Fund may also invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 20% of the Fund’s assets in very short-term debt obligations. Such a strategy could make it more difficult for the Fund to achieve its objective of capital appreciation and income.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Prepayment/Call Risk: The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call” — or repay — a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment and call risk it poses.

HIGHMARK EQUITY FUNDS

Balanced Fund

Regulatory Risk: The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A, Class B and Class C Shares compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	12.44%
Lowest Quarter 12/31/08	-14.48%
Year-to-date total return as of 9/30/2010	4.17%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 2/1/91
Balanced Fund Class A Shares
Return Before Taxes	20.28%	1.18%	0.45%	5.85%
Return After Taxes on Distributions	19.89%	0.39%	-0.36%	4.44%
Return After Taxes on Distributions and Sale of Fund Shares	13.36%	0.81%	0.07%	4.44%
Class B Shares	21.58%	1.38%	0.39%	5.79%
Class C Shares	25.48%	1.70%	0.38%	5.87%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%	8.65%

	1 Year	5 Years	10 Years	Since Inception 1/31/91
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%	6.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	18.26%	2.24%	1.96%	7.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

The performance data shown for the Fund includes the performance of the Stepstone Balanced Fund for the period prior to its consolidation with HighMark Balanced Fund on 4/25/97.

Prior to 11/13/92 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/1/91, are not offered in the Fund’s prospectus; however, because they are invested in the same portfolio of securities as the offered Shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum sales charge applicable to Class A

Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B or Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

The blended index, administered by the sub-administrator, BNY Mellon Investment Servicing (US) Inc., is 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
David J. Goerz III	2005	Senior Vice President, Chief Investment Officer and Portfolio Manager

Kenneth Wemer	2005	Vice President and Director of Equity Research

E. Jack Montgomery	2000	Vice President and Director of Fixed-Income

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

Class B Shares of the Fund are closed to purchases and are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK EQUITY FUNDS

Cognitive Value Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	1.00%
Redemption Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%		0.00%
Exchange Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%		0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	0.58%	0.33%

Total Annual Fund Operating Expenses	1.58%	2.08%
Fee Waivers and Expense Reimbursement	0.11%	0.01%
Net Expenses†	1.47%	2.07%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.47% and 2.07%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$691	$1,011	$1,353	$2,316
Class C Shares	$310	$651	$1,118	$2,410

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$210	$651	$1,118	$2,410

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest its assets primarily in common and preferred stocks of small capitalization value companies similar to those found in the S&P SmallCap 600/Citigroup Value Index. Under normal market conditions, the Fund may invest up to 25% of the Fund’s assets in common and preferred stocks of microcap companies whose market capitalization, measured at the time of purchase, is less than the minimum market capitalization of companies included in the S&P SmallCap 600/Citigroup Value Index. There is no minimum market capitalization of the companies in which the Fund may invest. As of September 30, 2010, the market capitalization of companies that issue stocks included in the S&P Small Cap 600/Citigroup Value Index ranged from approximately $25.9 million to $2.4 billion. The Fund’s sub-adviser seeks to add value to the Fund’s portfolio through stock selection while maintaining an appropriate risk profile generally relative to the S&P SmallCap 600/Citigroup Value Index. The sub-adviser uses both quantitative and qualitative techniques to identify stocks it believes are currently undervalued by the market. Criteria that the sub-adviser may consider in determining stock selection include: low relative valuation, earnings purity, earnings predictability, earnings estimate revision, high profile negative news, market volatility and aberrant price movement. Since these factors vary in their influence on stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund’s investment portfolio.

As part of the portfolio management of the Fund, the sub-adviser employs Behavioral Finance techniques in an attempt to capitalize on investors’ behavioral biases and mental errors that can result in securities being mispriced. Behavioral Finance is the study of why people do not always behave in an economically rational manner. Economic irrationality typically arises from investors maximizing personal benefit (not wealth), emotional investing, heuristic biases (or “rule of thumb” biases) and cognitive errors. The sub-adviser attempts to exploit investors’ biases and errors that it believes to be recurring and predictable, and to minimize its own susceptibility to these same biases and errors.

An example of applying Behavioral Finance techniques to the Fund’s investment process is when investors over-emphasize recent, vivid events. The term used to describe this error is Availability Bias. Investors often oversell stocks of companies that are faced with a highly publicized negative event, such as a product tampering recall, a lawsuit or a government investigation. While news of this type is bad, it often has a smaller impact on a company’s earnings than is initially feared. As time passes, if investors’ initial worst fears do not materialize, the stock is likely to trade back into a more normal relationship to its earnings stream. The Fund attempts to exploit Availability Bias errors by comparing the stock of a company facing current negative publicity with others that have faced similar situations in the past. A worst-case scenario and likely corresponding stock price is projected and compared to the stock’s current market price. If the comparison is favorable, the stock may be purchased.

The Fund may invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies, including up to 5% of its assets in securities of emerging market companies.

The Fund may also invest in hedging and other derivative instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities positions. In addition, the Fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) to provide liquidity and diversified exposure to the small cap value markets and sectors.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any

other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial wellbeing may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

Microcap Company Risk: Investing in microcap companies involves greater risk than investing in small, medium or large capitalization companies because the stocks of microcap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, microcap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and related charges when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on

HIGHMARK EQUITY FUNDS

Cognitive Value Fund

derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A and Class C Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Notwithstanding the information set forth following the Average Annual Total Returns table, sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/03	21.07%
Lowest Quarter 09/30/02	-24.07%
Year-to-date total return as of 9/30/2010	11.47%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	Since Inception 5/30/01
Cognitive Value Fund Class A Shares
Return Before Taxes	13.49%	-1.66%	3.02%
Return After Taxes on Distributions	13.39%	-3.17%	1.91%
Return After Taxes on Distributions and Sale of Fund Shares	8.90%	-1.66%	2.44%
Class C Shares	18.42%	-1.16%	3.10%
S&P SmallCap 600/Citigroup Value Index (reflects no deduction for fees, expenses or taxes)	22.85%	0.76%	5.74%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

Pursuant to an agreement and plan of reorganization between the Fund and Bailard Cognitive Value Fund (the “Predecessor Fund”), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Class A Shares and Class C Shares, the historical performance information shown above for periods prior to April 3, 2006 reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for the maximum sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class C Shares, Rule 12b-1 fees, shareholder servicing fees and expenses applicable to Class A and Class C Shares of the Fund. Historical performance of the Predecessor Fund is shown in the bar chart and table because the Fund did not have any operating history prior to the date of the Reorganization.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Bailard, Inc. serves as the sub-adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Thomas J. Mudge, III	2006	Senior Vice President

George Y. Sokoloff	2007	Director of Quantitative Research and Senior Vice President

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK EQUITY FUNDS

Core Equity Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class B Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.62%	0.62%	0.37%

Total Annual Fund Operating Expenses	1.47%	1.97%	1.97%
Fee Waivers and Expense Reimbursement	0.22%	0.12%	0.12%
Net Expenses†	1.25%	1.85%	1.85%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.25%, 1.85% and 1.85%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$670	$969	$1,289	$2,193
Class B Shares	$688	$907	$1,251	$2,157
Class C Shares	$288	$607	$1,051	$2,286

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$188	$607	$1,051	$2,157
Class C Shares	$188	$607	$1,051	$2,286

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal market conditions, invests primarily in the stocks of U.S. companies with capitalization similar to stocks in the Standard & Poor’s S&P 500 Index (“S&P 500 Index”). As of September 30, 2010, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from approximately $1.1 billion to $291 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. Risk characteristics, such as sector exposure, dividend yield and other descriptors, should be relatively similar to the S&P 500 Index on average, as well.

The Adviser uses an actively managed bottom-up stock selection process for choosing securities across a large-cap equity market universe that primarily includes companies represented in the Russell 1000 Index. The Fund seeks to identify those securities most attractive from a fundamental perspective, based on certain valuation factors and management criteria, and the potential for price appreciation. Portfolio risk is managed using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions in an effort to maintain an equity portfolio that is diversified across sectors. Risk characteristics of the portfolio are monitored in an effort to minimize return volatility relative to the S&P 500 Index. Investments are sold when, as determined by the Adviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and generally will tend to keep cash exposure as low as practical to manage the Fund efficiently. The Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 5% of the Fund’s assets in emerging market securities), including American Depositary Receipts and locally traded securities. The Fund may also invest in other types of securities, including bonds, as appropriate, to meet the Fund’s objective. Under volatile market conditions or extraordinary cash flow situations, the portfolio managers may invest up to 20% of the Fund’s assets in very short-term debt obligations. Such a strategy could make it more difficult for the Fund to achieve its goals.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A, Class B and Class C Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	17.24%
Lowest Quarter 12/31/08	-22.46%
Year-to-date total return as of 9/30/2010	3.04%

HIGHMARK EQUITY FUNDS

Core Equity Fund

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	Since Inception 5/31/00
Core Equity Fund Class A Shares
Return Before Taxes	21.53%	-0.93%	-2.72%
Return After Taxes on Distributions	21.27%	-1.20%	-2.92%
Return After Taxes on Distributions and Sale of Fund Shares	14.24%	-0.77%	-2.29%
Class B Shares	22.89%	-0.80%	-2.76%
Class C Shares	26.94%	-0.47%	-2.46%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.69%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

Prior to 6/30/00 for Class A Shares and Class B Shares and 11/28/03 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 5/31/00, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered Shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares but does not reflect Class A, Class B and Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
David J. Goerz III	2005	Senior Vice President and Chief Investment Officer

Derek Izuel	2008	Vice President and Director of Quantitative Strategies

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

Class B Shares of the Fund are closed to purchases and are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK EQUITY FUNDS

Enhanced Growth Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	0.58%	0.33%

Total Annual Fund Operating Expenses	1.58%	2.08%
Fee Waivers and Expense Reimbursement	0.13%	0.03%
Net Expenses†	1.45%	2.05%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.45% and 2.05%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$689	$1,009	$1,351	$2,315
Class C Shares	$308	$649	$1,116	$2,408

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$208	$649	$1,116	$2,408

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest its assets primarily in common and preferred securities that the sub-adviser believes have superior sales and earnings growth potential located in the United States and abroad. It is expected that, under normal market conditions, the Fund will invest in established companies in the semiconductor, semiconductor equipment, hardware, software, services, communications and biotechnology sectors, and may invest in other sectors if determined by the Fund’s sub-adviser to be in the shareholders’ best interests. The Fund may also invest up to 25% of its assets in U.S. dollar denominated stocks and bonds of foreign companies located in both developed and emerging markets.

Using a combination of qualitative and quantitative techniques, the Fund seeks to identify and invest in companies that offer superior sales and earnings growth prospects. The sub-adviser seeks to add value to the Fund’s portfolio through stock selection while maintaining a risk profile similar to that of the NASDAQ-100 Index

HIGHMARK EQUITY FUNDS

Enhanced Growth Fund

and the S&P North American Technology Sector Index. As of September 30, 2010, the market capitalization of companies that issue stocks included in the NASDAQ-100 Index and the S&P North American Technology Sector Index ranged from approximately $2.7 billion to $259 billion and $379 million to $259 billion, respectively. The Fund will invest primarily in companies with market capitalizations within the market capitalization ranges of companies included in the NASDAQ-100 Index and/or the S&P North American Technology Sector Index. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. Valuation, earnings growth, revenue growth and earnings sustainability and predictability are the primary factors used in determining stock selection. Since these factors have a varying influence on the performance of stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund’s portfolio.

The Fund may also invest opportunistically in initial public offerings (“IPOs”), and in securities of new public companies that have had their IPO within the last six months. In choosing these companies, the sub-adviser will utilize both public and private information sources to identify attractive candidates. The Fund looks to invest in opportunities to penetrate new and existing markets specifically within the technology, biotechnology and other growth industries. In looking at particular companies, the sub-adviser evaluates the scope of business of a company and its competitive landscape, as well as its management team’s experience.

The Fund may also invest in hedging and other derivative instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying security positions.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

New Public Company Risk: The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Industry/Sector Risk: The risk associated with excessive exposure to any one industry or sector. Because the Fund’s investment universe is currently mainly comprised of securities in the technology sector, the Fund has a heavy weighting in this sector.

The Fund’s investments in technology related companies expose the Fund to risks associated with economic conditions in the technology market to a greater extent than funds not concentrated in the technology sector. Due to intense global competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy. In the past, such companies have also experienced volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A and Class C Shares compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Notwithstanding the information set forth following the Average Annual Total Returns table, sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	18.52%
Lowest Quarter 06/30/02	-26.59%
Year-to-date total return as of 9/30/2010	3.66%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	Since Inception 5/30/01
Enhanced Growth Fund Class A Shares
Return Before Taxes	47.48%	-0.44%	-1.69%
Return After Taxes on Distributions	47.48%	-0.44%	-1.73%
Return After Taxes on Distributions and Sale of Fund Shares	30.87%	-0.38%	-1.44%
Class C Shares	54.46%	0.18%	-1.54%
NASDAQ-100 Index (reflects no deduction for fees, expenses or taxes)	54.68%	3.35%	0.95%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses or taxes)	63.19%	3.75%	-0.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

Pursuant to an agreement and plan of reorganization between the Fund and Bailard Enhanced Growth Fund (the “Predecessor Fund”), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for

Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Class A Shares and Class C Shares, the historical performance information shown above for periods prior to April 3, 2006 reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for the maximum sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class C Shares, Rule 12b-1 fees, shareholder servicing fees and expenses applicable to Class A and Class C Shares of the Fund. Historical performance of the Predecessor Fund is shown in the bar chart and table because the Fund did not have any operating history prior to the date of the Reorganization.

The S&P North American Technology Sector Index is a modified capitalization-weighted equity index of United States technology-related stocks.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Bailard, Inc. serves as the sub-adviser to the Fund. The portfolio manager primarily responsible for the day-to-day management of the Fund’s portfolio is:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Sonya Thadhani	2006	Chief Investment Officer

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK EQUITY FUNDS

Equity Income Fund

INVESTMENT OBJECTIVE AND GOAL

To seek total return from income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class B Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	1.25%	1.25%	1.00%

Total Annual Fund Operating Expenses	2.05%	2.55%	2.55%
Fee Waivers and Expense Reimbursement	0.90%	0.80%	0.80%
Net Expenses†	1.15%	1.75%	1.75%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.15%, 1.75% and 1.75%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$661	$1,075	$1,514	$2,731
Class B Shares	$678	$1,017	$1,484	$2,703
Class C Shares	$278	$717	$1,284	$2,825

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$178	$717	$1,284	$2,703
Class C Shares	$178	$717	$1,284	$2,825

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to invest, under normal market conditions, in stocks that provide a dividend yield that is generally greater than the average yield for each stock’s representative Global Industry Classification Standard (“GICS”) sector and provide exposure across major sectors of the domestic equity market, as defined by GICS.

The sub-adviser uses a stock selection process that begins by identifying U.S. dividend paying stocks within a market capitalization range that reflects that of the Russell 1000 Value Index (the “investable universe”). As of September 30, 2010, the market capitalization of companies that issue stocks included in the Russell 1000 Value Index ranged from approximately $192 million to $315 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. The sub-adviser then assigns each stock within the investable universe into its appropriate GICS industry sector. The sub-adviser ranks each stock within each of the GICS industry sectors by its dividend yield — highest dividend yield to lowest dividend yield. The sub-adviser seeks to invest in stocks that provide a yield that exceeds the average yield of its representative industry sector. The sub-adviser uses additional screens throughout the stock selection process to attempt to select stocks with more favorable valuation and higher quality of earnings characteristics, such as stronger cash flows, growth potential, dividends and other favorable investment characteristics.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities.

Under normal market conditions, the Fund may invest up to 20% of its assets in various other instruments, including, but not limited to, American Depositary Receipts, preferred stocks, bonds, and index futures contracts and index options, including options on futures contracts, and other derivatives.

The Fund also may invest up to 10% of its assets in exchange-traded funds (“ETFs”) and in options on ETFs. The Fund is permitted to invest more than 25% of the Fund’s assets in common stocks of companies which operate in the financial services sector.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Options and Futures Strategies Risk: Losses associated with index futures contracts and index options in which the Fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for the Fund. Also, there is a possibility that active trading may decline or cease altogether in the secondary market for a futures contract or an option held by the Fund. The Fund consequently might be unable to close out a position prior to its maturity date, which could limit its ability to avoid further loss on the position.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and other charges when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Concentration Risk: The risk associated with excessive exposure to any one industry or sector. Because the Fund seeks to invest in stocks that provide a yield that exceeds the average yield of its representative industry or sector and because a high percentage of these stocks are financial services based companies, the Fund, from time to time, focuses its investments (i.e., invests more than 25% of its assets) in the financial services sector. This sector concentration exposes the Fund to risks associated with economic conditions in the financial services sector. Those risks include the following, among others:

•

Government Regulation. Companies in the financial services sector are subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. There is also the risk of government intervention in the sector, including such activities as forced receivership or restructuring of companies which could severely adversely affect the values of an investment in company stock.

•	Interest Rate Increases. The profitability of companies in this sector is adversely affected by increases in interest rates.

•	Loan Losses. The profitability of companies in this sector is adversely affected by loan losses, which usually increase in economic downturns.

•	Consolidation and Competition. Newly enacted laws may result in increased inter-industry consolidation and competition in the financial sector.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A, Class B and Class C Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

HIGHMARK EQUITY FUNDS

Equity Income Fund

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/09	15.64%
Lowest Quarter 12/31/08	-21.86%
Year-to-date total return as of 9/30/2010	6.20%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	Since Inception 4/1/05
Equity Income Fund Class A Shares
Return Before Taxes	11.11%	-2.42%
Return After Taxes on Distributions	10.63%	-3.09%
Return After Taxes on Distributions and Sale of Fund Shares	7.71%	-2.08%
Class B Shares	11.77%	-2.35%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.21%

	1 Year	Since Inception 4/4/05
Class C Shares	15.72%	-1.76%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

Pursuant to an agreement and plan of reorganization between the Fund and North Track Equity Income Fund (the “Predecessor Fund”) on June 8, 2009, the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class A Shares, Class B Shares and Class C Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. The historical performance information shown in the above bar chart and table reflects the performance of the Predecessor Fund, since the Fund did not have any operating history prior to the date of the Reorganization.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Ziegler Capital Management, LLC serves as the sub-adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Donald J. Nesbitt	2009	Chief Investment Officer – Equities and Managing Director
Mikhail I. Alkhazov	2009	Vice President and Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for each Fund for initial purchases and $100 for each Fund for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

Class B Shares of the Fund are closed to purchases and are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK EQUITY FUNDS

Fundamental Equity Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation through investments in U.S. equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	1.07%	0.82%
Acquired Fund Fees and Expenses*	0.01%	0.01%

Total Annual Fund Operating Expenses**	1.93%	2.43%
Fee Waivers and Expense Reimbursement	0.70%	0.60%
Net Expenses†	1.23%	1.83%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

*The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010.

**The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 1.22% and 1.82%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$668	$1,059	$1,473	$2,626
Class C Shares	$286	$700	$1,241	$2,721

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$186	$700	$1,241	$2,721

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks of large U.S. companies. The Fund generally considers a company to be a large U.S. company if the company’s capitalization is greater than $1 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. The Fund combines both growth- and value-style investing. In particular, the portfolio managers look for companies with certain

HIGHMARK EQUITY FUNDS

Fundamental Equity Fund

key attributes, which may include strong or improving profitability, sustainable competitive advantage, a healthy balance sheet and quality management. As part of this process, the portfolio managers engage in a fundamental analysis of candidate companies that seeks to determine the sustainability of these key attributes and to determine the company’s long-term earnings growth potential. Successful candidates are those whose key attributes are believed to be sustainable and whose earnings growth is determined to be underappreciated based on current valuation.

Portfolio holdings are reviewed for possible sale if the stock is no longer considered undervalued, the stock price declines materially, one or more of the company’s key attributes fails to be sustainable or there are unexpected changes in company management or strategy.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities.

In addition to the securities described above, the Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 10% of the Fund’s assets in emerging market securities), including American Depositary Receipts and securities traded in foreign markets. The Fund may also invest in other types of securities, including bonds. In an effort to preserve the value of your investment under volatile market conditions, the Fund may invest more than 20% of its assets in very short-term debt obligations. Such investments could make it more difficult for the Fund to achieve its goals.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Emerging Market Risk: The Fund’s investment in emerging markets will cause it to face higher political, foreign investment and market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing the performance of the Fund’s Class A Shares for calendar year 2009 and by showing how the average annual returns of the Fund’s Class A and Class C Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	16.23%
Lowest Quarter 03/31/09	-6.51%
Year-to-date total return as of 9/30/2010	2.02%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	Since Inception 8/1/08
Fundamental Equity Fund Class A Shares
Return Before Taxes	24.49%	-9.04%
Return After Taxes on Distributions	24.42%	-9.13%
Return After Taxes on Distributions and Sale of Fund Shares	16.01%	-7.67%
Class C Shares	30.04%	-5.83%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	-5.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Kenneth Wemer	2008	Vice President and Director of Equity Research
George Rokas	2008	Vice President, Senior Equity Research Analyst and Portfolio Manager
Flavia Araujo	2008	Vice President, Senior Research Analyst and Portfolio Manager
David Dillon	2008	Vice President, Senior Research Analyst and Portfolio Manager
Robert Kang	2008	Vice President, Senior Research Analyst and Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK EQUITY FUNDS

Geneva Mid Cap Growth Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class B Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.57%	0.57%	0.32%

Total Annual Fund Operating Expenses	1.57%	2.07%	2.07%
Fee Waivers and Expense Reimbursement	0.19%	0.09%	0.09%
Net Expenses†	1.38%	1.98%	1.98%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.38%, 1.98% and 1.98%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$683	$1,001	$1,341	$2,299
Class B Shares	$701	$940	$1,305	$2,265
Class C Shares	$301	$640	$1,105	$2,393

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$201	$640	$1,105	$2,265
Class C Shares	$201	$640	$1,105	$2,393

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to invest, under normal market conditions, in common stocks of publicly traded companies that the sub-adviser believes demonstrate, at the time of a stock’s purchase, strong growth characteristics such as a leadership position in the relevant industry, a sustainable advantage, the ability to increase market share, strong earnings growth potential and experienced management.

The Fund’s investment focus is on U.S. companies whose market capitalization is generally within the market capitalization range of the companies represented in the Russell Midcap Index at time of purchase (“medium capitalization U.S. companies”), although the Fund may invest in companies outside this range. As of

September 30, 2010, the market capitalization of companies that issue stocks included in the Russell Midcap Index ranged from approximately $192 million to $18.0 billion. Under normal circumstances, the Fund will invest at least 80% of its assets in medium capitalization U.S. companies. In selecting growth stocks for the Fund, the sub-adviser emphasizes a “bottom-up” fundamental analysis (i.e., developing an understanding of the specific company through any of research, meetings with management and analysis of the company’s financial statements and public disclosures). The sub-adviser’s “bottom-up” approach is supplemented by “top-down” considerations (i.e., reviewing general economic conditions and analyzing their effect on various industries). The sub-adviser also seeks to screen out high risk ideas, such as turnaround stories, initial public offerings and companies that have less than three years of operating history or do not have earnings.

The sub-adviser then focuses on companies that it believes are outperforming or growing faster than others in their industry and applies a proprietary valuation model to determine their values compared to the broader securities markets. Stocks that meet the above criteria are reviewed and approved by the portfolio management team before they are purchased for the Fund. The sub-adviser also seeks industry diversification in its investment approach and seeks to invest in companies that it believes have leading positions in industries that offer growth potential. While it may not always do so, the sub-adviser generally will sell some or all of a company’s stock if: (a) the sub-adviser perceives a major change in the long-term outlook for the company or its industry, (b) the stock becomes extremely overvalued based on the sub-adviser’s proprietary valuation model or (c) the market value of the particular holding represents more than 5% of the Fund’s total assets.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”).

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Medium-Sized Company Stock Risk: Investing in medium-sized companies is generally more risky than investing in large companies, for a variety of reasons. Many medium-sized companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by medium-sized companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, medium-sized companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. The performance of a fund that concentrates on medium-sized companies may be more volatile than that of a fund that invests primarily in larger companies.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and other charges when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A, Class B and Class C Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 12/31/01	18.68%
Lowest Quarter 12/31/08	-24.61%
Year-to-date total return as of 9/30/2010	12.21%

HIGHMARK EQUITY FUNDS

Geneva Mid Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 1/4/99
Geneva Mid Cap Growth Fund
Class A Shares
Return Before Taxes	27.64%	2.26%	4.24%	5.01%
Return After Taxes on Distributions	27.64%	2.08%	4.15%	4.93%
Return After Taxes on Distributions and Sale of Fund Shares	17.97%	1.96%	3.71%	4.41%
Class B Shares	29.02%	2.32%	4.07%	4.79%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	46.29%	2.40%	-0.52%	3.37%

	1 Year	5 Years		Since Inception 5/8/00
Class C Shares	33.04%	2.66%		4.73%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	46.29%	2.40%		-0.91%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

Pursuant to an agreement and plan of reorganization between the Fund and North Track Geneva Growth Fund (the “Predecessor Fund”) on June 8, 2009, the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class A Shares, Class B Shares and Class C Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. The historical performance information shown in the above bar chart and table reflects the performance of the Predecessor Fund, since the Fund did not have any operating history prior to the date of the Reorganization.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Geneva Capital Management Ltd. serves as the sub-adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Amy S. Croen	2009	Director and Co- President
William A. Priebe	2009	Director and Co-President
Michelle J. Picard	2009	Director and Executive Vice President
William Scott Priebe	2009	Director and Executive Vice President

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

Class B Shares of the Fund are closed to purchases and are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK EQUITY FUNDS

Geneva Small Cap Growth Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	1.00%
Redemption Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%		0.00%
Exchange Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%		0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	1.48%	1.23%
Acquired Fund Fees and Expenses**	0.01%	0.01%

Total Annual Fund Operating Expenses***	2.74%	3.24%
Fee Waivers and Expense Reimbursement	1.11%	1.01%
Net Expenses†	1.63%	2.23%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

**The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010.

***The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 1.62% and 2.22%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$707	$1,254	$1,827	$3,375
Class C Shares	$326	$904	$1,606	$3,471

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$226	$904	$1,606	$3,471

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to invest, under normal market conditions, in common stocks of publicly traded companies that the sub-adviser believes demonstrate, at the time of a stock’s purchase, strong growth characteristics such as a leadership position in the relevant industry, a sustainable advantage, the ability to increase market share, strong earnings growth potential and experienced management.

HIGHMARK EQUITY FUNDS

Geneva Small Cap Growth Fund

The Fund’s investment focus is on U.S. companies whose market capitalization is generally within the market capitalization range of the companies represented in the Russell 2000 Index at time of purchase (“small capitalization U.S. companies”), although the Fund may invest in companies outside this range. As of September 30, 2010, the market capitalization of companies that issue stocks included in the Russell 2000 Index ranged from approximately $20.5 million to $3.3 billion. Under normal circumstances, the Fund will invest at least 80% of its assets in small capitalization U.S. companies. In selecting growth stocks for the Fund, the sub-adviser emphasizes a “bottom-up” fundamental analysis (i.e., developing an understanding of the specific company through any of research, meetings with management and analysis of the company’s financial statements and public disclosures). The sub-adviser’s “bottom-up” approach is supplemented by “top-down” considerations (i.e., reviewing general economic conditions and analyzing their effect on various industries). The sub-adviser also seeks to screen out high risk ideas, such as turnaround stories, initial public offerings and companies that do not have earnings.

The sub-adviser then focuses on companies that it believes are outperforming or growing faster than others in their industry and applies a proprietary valuation model to determine their values compared to the broader securities markets. Stocks that meet the above criteria are reviewed and approved by the portfolio management team before they are purchased for the Fund. The sub-adviser also seeks industry diversification in its investment approach and seeks to invest in companies that offer niche products or services in growing industries. While it may not always do so, the sub-adviser generally will sell some or all of a company’s stock if: (a) the sub-adviser perceives a major change in the long-term outlook for the company or its industry, (b) the stock becomes extremely overvalued based on the sub-adviser’s proprietary valuation model, (c) the market value of the particular holding represents more than 5% of the Fund’s total assets or (d) more than 25% of the Fund’s total assets are invested in a single industry.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”).

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Small Company Stock Risk: Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. Companies that offer niche products or services may be especially vulnerable to declines in market demand for those products or services. The performance of a fund that concentrates on small companies may be more volatile than that of a fund that invests primarily in larger companies.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and other charges when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

PERFORMANCE INFORMATION

Because the Fund does not have annual returns for at least one calendar year, no bar chart or table is included showing how the Fund’s performance has varied from year to year.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Geneva Capital Management Ltd. serves as the sub-adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Amy S. Croen	2009	Director and Co- President
William A. Priebe	2009	Director and Co-President
Michelle J. Picard	2009	Director and Executive Vice President
William Scott Priebe	2009	Director and Executive Vice President

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK EQUITY FUNDS

International Opportunities Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	1.00%
Redemption Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%		0.00%
Exchange Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%		0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	0.58%	0.33%
Acquired Fund Fees and Expenses**	0.01%	0.01%

Total Annual Fund Operating Expenses***	1.79%	2.29%
Fee Waivers and Expense Reimbursement	0.16%	0.00%
Net Expenses†	1.63%	2.29%

1If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

**The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010.

***The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 1.62% and 2.32%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (for Class A Shares, net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$707	$1,068	$1,452	$2,527
Class C Shares	$332	$715	$1,225	$2,626

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$232	$715	$1,225	$2,626

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest its assets primarily in the equity securities of issuers located in developed and, to a lesser extent, emerging market countries around the world. It will normally invest in established companies in Europe, the United Kingdom, Japan, Asia, Australia and Canada, among other areas. Under normal market conditions, the Fund’s holdings will be spread across multiple industries and geographic regions.

Under normal circumstances, HighMark International Opportunities Fund will invest at least 30% of its assets, measured at the time of purchase, in equity securities of non-U.S. companies. HighMark International Opportunities Fund defines a non-U.S. company as one that is organized under the laws of, or has its principal office in, a country other than the United States; derives 50% or more of its revenue from goods produced, services performed or sales made outside of the United States; has 50% or more of its assets located outside of the United States; or has securities that are traded primarily on any securities market located in a country other than the United States.

The Fund employs a disciplined, quantitative approach that focuses first on country selection and then on stock selection within individual countries. A multifactor model is used to rank countries according to their characteristics, including various measures of value, momentum and risk. The relative weighting among these characteristics changes over time according to changes in the overall conditions across global markets. The Fund’s sub-adviser systematically tracks these changes in overall conditions using various measures of monetary liquidity, sentiment, risk aversion and risk premiums. As conditions change, the model changes the relative weights of the selection factors that generate the rankings. The sub-adviser’s stock selection models rank securities according to various measures of value momentum, quality and analysts’ expectations. Instead of looking at global conditions to set the relative weights of selection factors, the models use local conditions. Because economies are not synchronized the relative importance of these factors varies by country. The sub-adviser generally overweights those countries and companies that appear to be the most attractive and underweights those countries and companies that appear to be the least attractive. The sub-adviser aims to remain broadly neutral with respect to sectors. In overweighting and underweighting, the sub-adviser may consider global market indices and its own estimates of competitor portfolio weightings.

In addition to the foregoing, the Fund may invest in:

•

Equity securities, such as common and preferred stocks, of foreign issuers. The Fund may also invest in equity securities of U.S. companies. Ordinarily, the Fund will invest at least 65% of its assets in equity securities of companies from at least three countries other than the United States

•

Hedging and other derivative instruments, such as forward foreign currency contracts (including forward foreign currency cross hedges, options, futures and certain other derivative instruments), to manage investment risks or to serve as a substitute for underlying securities or currency positions. Such instruments will principally be used for hedging and risk management purposes, including to help protect its international stock investments from the risk of a strong U.S. dollar.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”), to provide diversified exposure to different international markets and sectors.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Hedging Risk: When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that the Fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce the Fund’s risk, it may not always perfectly offset one position with another. As a result, there is no assurance that the Fund’s hedging transactions will be effective.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and related charges when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

HIGHMARK EQUITY FUNDS

International Opportunities Fund

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A and Class C Shares compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Notwithstanding the information set forth following the Average Annual Total Returns table, sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	23.03%
Lowest Quarter 09/30/08	-22.36%
Year-to-date total return as of 9/30/2010	3.98%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 9/4/79
International Opportunities Fund Class A Shares
Return Before Taxes	22.67%	3.96%	1.27%	6.99%
Return After Taxes on Distributions	22.50%	3.05%	0.54%	4.81%
Return After Taxes on Distributions and Sale of Fund Shares	15.48%	3.35%	0.92%	4.95%

	1 Year	5 Years	10 Years	Since Inception 9/4/79
Class C Shares	27.71%	4.46%	1.24%	6.63%
MSCI All Country World ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	42.14%	6.30%	3.12%	--
MSCI EAFE Index (reflects no deduction for fees or expenses)	31.78%	3.54%	1.17%	9.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

Pursuant to an agreement and plan of reorganization between the Fund and Bailard International Equity Fund (the “Predecessor Fund”), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Class A Shares and Class C Shares, the historical performance information shown above for periods prior to April 3, 2006 reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for the maximum sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class C Shares, Rule 12b-1 fees, shareholder servicing fees and expenses applicable to Class A and Class C Shares of the Fund. Historical performance of the Predecessor Fund is shown in the bar chart and table because the Fund did not have any operating history prior to the date of the Reorganization.

The performance figures of the Fund have been restated to reflect the deduction of an advisory fee at an assumed 1% annual rate from inception to 9/30/93.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Bailard, Inc. serves as the sub-adviser to the

Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Peter M. Hill	2006	Chief Executive Officer

Anthony Craddock	2006	Senior Vice President

Eric P. Leve	2006	Executive Senior Vice President

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK EQUITY FUNDS

Large Cap Growth Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation through investments in U.S. equity securities; current income is incidental.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class B Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.61%	0.61%	0.36%

Total Annual Fund Operating Expenses	1.46%	1.96%	1.96%
Fee Waivers and Expense Reimbursement	0.19%	0.09%	0.09%
Net Expenses†	1.27%	1.87%	1.87%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.27%, 1.87% and 1.87%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$672	$969	$1,287	$2,185
Class B Shares	$690	$907	$1,249	$2,149
Class C Shares	$290	$607	$1,049	$2,278

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$190	$607	$1,049	$2,149
Class C Shares	$190	$607	$1,049	$2,278

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks of large U.S. growth companies. In particular, the portfolio managers look for companies with certain key attributes, which may include strong or improving profitability, sustainable competitive advantage, a healthy balance sheet and quality management. As part of this process, the portfolio managers engage in a fundamental analysis of candidate companies that seeks to determine the sustainability of these key attributes and to determine the company’s long-term earnings growth potential.

Successful candidates are those whose key attributes are believed to be sustainable and whose earnings growth is determined to be underappreciated based on current valuation.

Portfolio holdings are reviewed for possible sale if the stock is no longer considered undervalued, the stock price declines materially, one or more of the company’s key attributes fails to be sustainable or there are unexpected changes in company management or strategy.

Under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies. The Fund generally considers a company to be a large capitalization company if the company’s capitalization is greater than $1 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

In addition to the securities described above, the Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 10% of the Fund’s assets in emerging market securities), including American Depositary Receipts and locally traded securities. The Fund may also invest in other types of securities, including bonds. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 20% of the Fund’s assets in very short-term debt obligations. Such a strategy could make it more difficult for the Fund to achieve its goals.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Foreign Investment Risk: .Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A, Class B and Class C Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 12/31/01	17.60%
Lowest Quarter 03/31/01	-31.46%
Year-to-date total return as of 9/30/2010	3.06%

HIGHMARK EQUITY FUNDS

Large Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 11/18/93
Large Cap Growth Fund
Class A Shares
Return Before Taxes	27.92%	1.02%	-6.46%	3.48%
Return After Taxes on Distributions	27.77%	0.98%	-6.75%	2.34%
Return After Taxes on Distributions and Sale of Fund Shares	18.34%	0.87%	-5.20%	2.69%
Class B Shares	29.75%	1.22%	-6.50%	3.38%
Class C Shares	33.71%	1.57%	-6.50%	3.48%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	1.63%	-3.99%	6.65%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

Prior to 6/20/94 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 11/18/93, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered Shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B and Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Kenneth Wemer	2006	Vice President and Director of Equity Research

George Rokas	2006	Vice President and Senior Equity Research Analyst/ Portfolio Manager

Flavia Araujo	2006	Vice President, Senior Research Analyst and Portfolio Manager

David Dillon	2007	Vice President, Senior Research Analyst and Portfolio Manager

Robert Kang	2006	Vice President, Senior Research Analyst and Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

Class B Shares of the Fund are closed to purchases and are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK EQUITY FUNDS

Large Cap Value Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class B Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.56%	0.56%	0.31%

Total Annual Fund Operating Expenses	1.41%	1.91%	1.91%
Fee Waivers and Expense Reimbursement	0.16%	0.06%	0.06%
Net Expenses†	1.25%	1.85%	1.85%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Sales Charge of 1.00%.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.25%, 1.85% and 1.85%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$670	$957	$1,264	$2,135
Class B Shares	$688	$894	$1,226	$2,098
Class C Shares	$288	$594	$1,026	$2,228

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$188	$594	$1,026	$2,098
Class C Shares	$188	$594	$1,026	$2,228

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in U.S. stocks that the portfolio managers believe are undervalued.

The portfolio managers emphasize a value-oriented approach to selecting stocks for the Fund’s portfolio. When selecting stocks for the Fund’s portfolio, the portfolio managers attempt to identify stocks that are undervalued relative to the market, the stocks’ historic valuations or the stocks’ future potential based on factors such as the stocks’ underlying earnings, book values, cash flows, dividend yields and private market values. The Fund will generally invest in companies with large capitalizations, and it is anticipated that a majority of such companies will pay dividends.

HIGHMARK EQUITY FUNDS

Large Cap Value Fund

Under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies. The Fund considers a company to be a large capitalization company if the company’s capitalization is within the range of those companies in the Russell 1000 Value Index. As of September 30, 2010, the market capitalization of companies that issue stocks included in the Russell 1000 Value Index ranged from approximately $192 million to $315 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

The Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include investing up to 5% of the Fund’s assets in emerging market securities), including American Depositary Receipts and locally traded securities. The Fund may also invest in convertible bonds and other types of securities in addition to those described above. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 20% of the Fund’s assets in very short-term debt obligations. Such a strategy could make it more difficult for the Fund to achieve its goals.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A, Class B and Class C Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/03	16.66%
Lowest Quarter 09/30/02	-19.42%
Year-to-date total return as of 9/30/2010	2.70%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 2/9/84
Large Cap Value Fund Class A Shares
Return Before Taxes	9.56%	-1.20%	-0.47%	8.72%
Return After Taxes on Distributions	9.32%	-1.56%	-0.94%	6.65%
Return After Taxes on Distributions and Sale of Fund Shares	6.46%	-0.97%	-0.50%	6.68%
Class B Shares	10.30%	-1.04%	-0.53%	8.64%
Class C Shares	14.24%	-0.69%	-0.54%	8.71%

	1 Year	5 Years	10 Years	Since Inception 1/31/84
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	2.47%	10.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

Performance data includes the performance of the IRA Fund Income Equity Portfolio for the period prior to its consolidation with the HighMark Large Cap Value Fund (formerly the HighMark Income Equity Fund) on 6/23/88.

Prior to 6/20/94 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/9/84, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered Shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales maximum charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, B and C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Richard Earnest	2010	Senior Vice President and Director of Value Momentum
Todd Lowenstein	2010	Vice President and Director of Value Momentum
Keith Stribling	2010	Vice President and Director of Value Momentum

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

Class B Shares of the Fund are closed to purchases and are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK EQUITY FUNDS

NYSE Arca Tech 100 Index Fund

INVESTMENT OBJECTIVE AND GOAL

To track the total return of the NYSE Arca Tech 100 Index, before deducting for Fund expenses.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class B Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.37%	0.37%	0.37%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.63%	0.63%	0.38%

Total Annual Fund Operating Expenses	1.25%	1.75%	1.75%
Fee Waivers and Expense Reimbursement	0.17%	0.07%	0.07%
Net Expenses†	1.08%	1.68%	1.68%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.08%, 1.68% and 1.68%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$654	$909	$1,183	$1,964
Class B Shares	$671	$844	$1,142	$1,925
Class C Shares	$271	$544	$942	$2,057

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$171	$544	$942	$1,925
Class C Shares	$171	$544	$942	$2,057

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to track the total return of the NYSE Arca Tech 100 Index, before deducting for Fund expenses. The NYSE Arca Tech 100 Index, which consists of at least 100 individual technology-related securities, is a price-weighted index of stocks of companies from different industries that produce or deploy innovative technologies to conduct their business. As of September 30, 2010, the market capitalization of companies that issue stocks included in the NYSE Arca Tech 100 Index ranged from approximately $245 million to $259 billion.

To pursue its principal investment strategy, the Fund under normal market conditions invests substantially all of its assets in substantially all of the component securities included in the NYSE Arca Tech 100 Index in approximately the same proportions as they are represented in the NYSE Arca Tech 100 Index. The Fund will seek to invest its assets such that its coefficient of correlation to the NYSE Arca Tech 100 Index will be approximately 90%. The Fund will also under normal circumstances maintain at least 90% of its assets in securities that are included in the NYSE Arca Tech 100 Index, except that the Fund may fall temporarily (i.e. up to five trading days) below 90% if the Fund receives cash inflows that it cannot, or it is imprudent, in the judgment of the sub-adviser, to, invest immediately in securities included in the NYSE Arca Tech 100 Index.

The largest component of the NYSE Arca Tech 100 Index consists of companies in the technology sector, such as companies in the software, hardware and semiconductor industries. However, the NYSE Arca Tech 100 Index also includes companies in numerous other industries, such as aerospace and defense, health care equipment, biotechnology and others. Because the NYSE Arca Tech 100 Index includes securities from several technology industries, the Fund is permitted to invest more than 25% of its total assets in securities of companies in the technology sector.

From time to time, under normal market conditions, up to 5% of the Fund’s assets may be held in cash, cash equivalents or certain short-term, fixed-income securities. These investments will not perform the same as the NYSE Arca Tech 100 Index. In order to achieve performance that more closely replicates the performance of the NYSE Arca Tech 100 Index, the Fund may invest up to 10% of its total assets in exchange-traded index futures contracts and index options, including futures contracts and options on the NASDAQ-100 Index. Subject to regulatory limitations, the Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”) that are based on the NASDAQ-100 Index or, should they become available, on the NYSE Arca Tech 100 Index, or that otherwise track closely to the NYSE Arca Tech 100 Index, and in options on such ETFs.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Correlation Risk: Although the sub-adviser will attempt to track the performance of the NYSE Arca Tech 100 Index, there can be no assurance that it will be able to do so in all market conditions. For example, the index options and futures used by the sub-adviser to equitize the Fund’s cash positions and short-term investments may not precisely track the performance of the NYSE Arca Tech 100 Index. Also, the Fund will incur brokerage commissions and other transaction costs in order to maintain investments that mirror the NYSE Arca Tech 100 Index, and will incur advisory and other service fees and operating costs and expenses that will reduce the total return of the Fund as compared to that of the NYSE Arca Tech 100 Index.

Concentration Risk: The risk associated with excessive exposure to any one industry or sector. Because the Fund structures its investment portfolio to correspond to the composition of the NYSE Arca Tech 100 Index, a significant portion of the Fund’s investments will consist of securities within the technology sector. Generally, more than 25% of the assets of the Fund will be invested in equity securities within that sector, and therefore, the Fund is concentrated in the technology sector.

The Fund’s investments in technology related companies expose the Fund to risks associated with economic conditions in the technology market to a greater extent than funds not concentrated in the technology sector. Due to intense global competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy. In the past, such companies have also experienced volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.

In addition, there may be times when one or more industries may be over-represented on the NYSE Arca Tech 100 Index (i.e., the industry represents greater than 25% of the NYSE Arca Tech 100 Index), which may expose the Fund during such periods to risks associated with industry concentration. The types of industries that are overrepresented, if any, may vary from time to time.

Options and Futures Strategies Risk: Losses associated with index futures contracts and index options in which the Fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for the Fund. Also, there is a possibility that active trading may decline or cease all together in the secondary market for a futures contract or an option held by the Fund. The Fund consequently might be unable to close out a position prior to its maturity date, which could limit its ability to avoid further loss on the position. Finally, the Fund’s options and futures strategies expose it to the correlation risks discussed above.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and other charges when the Fund invests in ETFs. In addition, there may from

HIGHMARK EQUITY FUNDS

NYSE Arca Tech 100 Index Fund

time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A, Class B and Class C Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 12/31/01	32.67%
Lowest Quarter 09/30/01	-28.94%
Year-to-date total return as of 9/30/2010	10.47%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 6/10/96
NYSE Arca Tech 100 Index Fund Class A Shares
Return Before Taxes	34.51%	0.71%	-2.28%	9.61%
Return After Taxes on Distributions	34.51%	0.71%	-2.87%	8.74%
Return After Taxes on Distributions and Sale of Fund Shares	22.43%	0.60%	-2.15%	8.21%
NYSE Arca Tech 100 Index (reflects no deduction for fees, expenses or taxes)	43.08%	2.31%	-1.06%	10.75%

	1 Year	5 Years	10 Years	Since Inception 7/27/98
Class B Shares	36.41%	0.72%	-2.45%	6.78%
NYSE Arca Tech 100 Index (reflects no deduction for fees, expenses or taxes)	43.08%	2.31%	-1.06%	8.29%

		1 Year	5 Years	Since Inception 5/8/00
Class C Shares		40.41%	1.11%	-3.11%
NYSE Arca Tech 100 Index (reflects no deduction for fees, expenses or taxes)		43.08%	2.31%	-1.79%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

Pursuant to an agreement and plan of reorganization between the Fund and North Track NYSE Arca Tech 100 Index Fund (the “Predecessor Fund”) on June 8, 2009, the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class A Shares, Class B Shares and Class C Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. The historical performance information shown in the bar chart and table reflects the performance of the Predecessor Fund, since the Fund did not have any operating history prior to the date of the Reorganization.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Ziegler Capital Management, LLC serves as the sub-adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Donald J. Nesbitt	2009	Chief Investment Officer – Equities
Mikhail I. Alkhazov	2009	Vice President and Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

Class B Shares of the Fund are closed to purchases and are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK EQUITY FUNDS

Small Cap Advantage Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	1.00%
Redemption Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%		0.00%
Exchange Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%		0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	0.84%	0.59%

Total Annual Fund Operating Expenses	2.04%	2.54%
Fee Waivers and Expense Reimbursement	0.42%	0.32%
Net Expenses†	1.62%	2.22%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.62% and 2.22%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$706	$1,116	$1,551	$2,757
Class C Shares	$325	$760	$1,322	$2,852

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$225	$760	$1,322	$2,852

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the stocks of U.S. small capitalization companies that the Adviser believes have improving earnings growth potential and attractive valuation. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of small capitalization companies.

The Adviser uses an actively managed bottom-up stock selection process for choosing securities across a small-cap equity market universe that primarily includes companies represented in the Russell 2000 Index. As of September 30, 2010, the market capitalization of companies that issue stocks included in the Russell 2000 Index ranged from approximately $20.5 million to $3.3 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. The Fund seeks to identify those securities most attractive from a fundamental perspective, based on favorable valuation factors, supportive management criteria, and potential for price appreciation to allocate security holdings. The Fund will tend to show a preference for inexpensive stocks characterized by favorable valuation characteristics and improving catalysts. Portfolio risk is managed using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions in an effort to maintain an equity portfolio that is diversified across sectors. Risk characteristics of the portfolio are monitored in an effort to minimize return volatility relative to the Russell 2000 Index. Investments are sold when, as determined by the Adviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

In addition to holdings in primarily small-cap equity securities, the Fund may invest up to 20% of the Fund’s assets in foreign securities, including American Depositary Receipts and locally traded securities (which may include up to 5% of the Fund’s assets in emerging market securities). The Fund may also invest in derivatives (including equity index futures) and exchange-traded funds (“ETFs”) as warranted. Derivatives, particularly index futures and options, may be used by the Fund to shift style or size exposure, as well as efficiently manage cash flow from shareholder redemptions or subscriptions. Fixed-income and cash equivalent assets will generally not exceed 10% of the total assets of the Fund under normal market conditions. In addition to those securities described above, the Fund may invest in other types of securities including fixed-income securities and very short-term debt obligations. Investment in such securities could make it more difficult for the Fund to achieve its goals.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country.

This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and other charges when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A and Class C Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

HIGHMARK EQUITY FUNDS

Small Cap Advantage Fund

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/09	19.64%
Lowest Quarter 12/31/08	-26.93%
Year-to-date total return as of 9/30/2010	14.77%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	Since Inception 3/1/07
Small Cap Advantage Fund Class A Shares
Return Before Taxes	13.60%	-14.30%
Return After Taxes on Distributions	13.57%	-14.37%
Return After Taxes on Distributions and Sale of Fund Shares	8.88%	-11.87%
Class C Shares	18.42%	-13.22%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	27.17%	-6.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
David J. Goerz III	2007	Senior Vice President and Chief Investment Officer

Derek Izuel	2008	Vice President and Director of Quantitative Strategies

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK EQUITY FUNDS

Small Cap Value Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class B Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	5.00%	1.00%
Redemption Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%		0.00%	0.00%
Exchange Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%		0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.66%	0.66%	0.41%

Total Annual Fund Operating Expenses	1.91%	2.41%	2.41%
Fee Waivers and Expense Reimbursement	0.29%	0.19%	0.19%
Net Expenses†	1.62%	2.22%	2.22%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B and Class C Shares of the Fund

(excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.62%, 2.22% and 2.22%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$706	$1,090	$1,499	$2,638
Class B Shares	$725	$1,033	$1,468	$2,608
Class C Shares	$325	$733	$1,268	$2,732

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$225	$733	$1,268	$2,608
Class C Shares	$225	$733	$1,268	$2,732

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the stocks of small capitalization U.S. companies that the portfolio managers believe are undervalued.

Under normal circumstances, the Fund, will invest at least 80% of its assets in small capitalization companies. The Fund considers a company to be a small capitalization company if the company’s capitalization is within the range of those companies in the Russell

HIGHMARK EQUITY FUNDS

Small Cap Value Fund

2000 Index and/or that are $2.5 billion or less. As of September 30, 2010, the market capitalization of companies that issue stocks included in the Russell 2000 Index ranged from approximately $20.5 million to $3.3 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

The Fund’s portfolio managers seek companies that they believe are both fundamentally strong and undervalued relative to current market averages and/or the stock’s own historic norms. Of these, the portfolio managers favor companies exhibiting positive momentum in their share price or earnings.

In addition to the securities described above, the Fund may invest up to 20% of the Fund’s assets in foreign securities, including American Depositary Receipts and locally traded securities. The Fund may also invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 20% of the Fund’s assets in very short-term debt obligations. Such a strategy could make it more difficult for the Fund to achieve its goals.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A, Class B and Class C Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	30.42%
Lowest Quarter 12/31/08	-26.63%
Year-to-date total return as of 9/30/2010	10.97%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 9/17/98
Small Cap Value Fund Class A Shares
Return Before Taxes	27.42%	-2.00%	4.70%	7.04%
Return After Taxes on Distributions	27.22%	-3.41%	3.41%	5.61%
Return After Taxes on Distributions and Sale of Fund Shares	18.08%	-1.67%	3.86%	5.81%
Class B Shares	29.16%	-1.74%	4.64%	6.92%
Class C Shares	33.22%	-1.46%	4.66%	7.04%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	20.58%	-0.01%	8.27%	8.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

Prior to 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 9/17/98, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered Shares, the annual returns for the class would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum contingent deferred maximum sales charge applicable to Class C Shares, but does not reflect Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. LSV Asset Management serves as the sub-adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Josef Lakonishok	2001	Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager
Menno Vermeulen	2001	Partner, Portfolio Manager and Senior Quantitative Analyst
Puneet Mansharamani	2006	Partner, Portfolio Manager and Senior Quantitative Analyst

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

Class B Shares of the Fund are closed to purchases and are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK EQUITY FUNDS

Value Momentum Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital growth; current income is a secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class B Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.60%	060%	0.60%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.51%	0.51%	0.26%

Total Annual Fund Operating Expenses	1.36%	1.86%	1.86%
Fee Waivers and Expense Reimbursement	0.09%	0.00%	0.00%
Net Expenses†	1.27%	1.86%	1.86%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.27%, 1.87% and 1.87%, respectively, for the period from December 1,

2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (for Class A Shares, net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$672	$949	$1,246	$2,088
Class B Shares	$689	$885	$1,206	$2,049
Class C Shares	$289	$585	$1,006	$2,180

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$189	$585	$1,006	$2,049
Class C Shares	$189	$585	$1,006	$2,180

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal market conditions, invests primarily in U.S. stocks that the portfolio managers believe are undervalued.

The portfolio managers emphasize a value-oriented approach to selecting stocks for the Fund’s portfolio. They first identify stocks that they believe are undervalued relative to the market and to the security’s historic valuation. The portfolio managers then screen these stocks to eliminate those that demonstrate excessive negative price or earnings momentum. The Fund generally will invest in companies with a medium to large market capitalization and a majority of them will pay dividends. The Fund considers a company to be a large capitalization company if the company’s capitalization is within the range of those companies in the S&P 500 Index and/or the Russell 1000 Value Index. As of September 30, 2010, the market capitalization of companies that issue stocks included in the S&P 500 Index and the Russell 1000 Value Index ranged from approximately $1.1 billion to $291 billion and from approximately $192 million to $315 billion, respectively. The Fund considers a company to be a medium capitalization company if the company’s capitalization is within the range of those companies in the Russell MidCap Index. As of September 30, 2010, the market capitalization of companies that issue stocks included in the Russell MidCap Index ranged from approximately $192 million to $18 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

In addition to U.S. common stocks, the Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 5% of the Fund’s assets in emerging market securities), including American Depositary Receipts and locally traded securities. The Fund may also invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 35% of the Fund’s assets in very short-term debt obligations. In these and other cases, the Fund may not achieve its total return and income objectives.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A, Class B and Class C Shares compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/03	17.41%
Lowest Quarter 12/31/08	-24.16%
Year-to-date total return as of 9/30/2010	2.21%

HIGHMARK EQUITY FUNDS

Value Momentum Fund

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 2/1/91
Value Momentum Fund
Class A Shares
Return Before Taxes	17.05%	-1.08%	0.54%	8.04%
Return After Taxes on Distributions	16.82%	-2.56%	-0.86%	6.66%
Return After Taxes on Distributions and Sale of Fund Shares	11.30%	-0.76%	0.33%	6.83%
Class B Shares	18.11%	-0.79%	0.48%	7.95%
Class C Shares	22.14%	-0.56%	0.47%	8.05%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%	8.65%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	2.47%	9.59%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

The performance data includes the performance of the Stepstone Value Momentum Fund for the period prior to its consolidation with the HighMark Value Momentum Fund on 4/25/97.

Prior to 4/2/92 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/1/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered Shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B and Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Richard Earnest	1991	Senior Vice President and Director of Value Momentum
Keith Stribling	1998	Vice President and Director of Value Momentum
Todd Lowenstein	2001	Vice President and Director of Value Momentum

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

Class B Shares of the Fund are closed to purchases and are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK FIXED-INCOME FUNDS

Bond Fund

INVESTMENT OBJECTIVE AND GOAL

To seek total return through investments in fixed-income securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class B Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%		0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.75%	0.75%
Other Expenses	0.50%	0.50%	0.25%
Acquired Fund Fees and Expenses*	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses**	1.26%	1.76%	1.51%
Fee Waivers and Expense Reimbursement	0.21%	0.03%	0.03%
Net Expenses†	1.05%	1.73%	1.48%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater and was made prior to May 3, 2010, or was $500,000 or greater and was made on or after May 3, 2010, you must pay a Deferred Sales Charge of 0.50%.

* The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010.

** The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 1.04%, 1.72% and 1.47%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$330	$595	$881	$1,695
Class B Shares	$676	$851	$1,151	$1,939
Class C Shares	$251	$474	$821	$1,799

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$176	$551	$951	$1,939
Class C Shares	$151	$474	$821	$1,799

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

HIGHMARK FIXED-INCOME FUNDS

Bond Fund

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in bonds which include:

•	Debt obligations issued or guaranteed by the U.S. government or its agencies.

•	Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody’s or S&P recognize as investment-grade.

•	Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

•	Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody’s and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund’s assets in very short-term debt obligations. Such a defensive strategy could make it more difficult for the Fund to achieve its income and total return objectives.

The Fund will maintain an average duration of between 3 and 6 years, which the portfolio managers expect to be within one year of the duration of the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates.

The portfolio managers consider several factors when selecting securities for the Fund’s portfolio, including:

•	An assessment of the future level of interest rates and inflation.

•	Expectations for U.S. and global economic growth.

•	Relative yields among securities in various market sectors.

•	The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The portfolio managers also consider the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund’s shareholders.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. With respect to mortgage-backed and asset-backed securities, enforcing rights against the underlying assets or collateral on such securities may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults. Mortgage-backed and asset-backed securities may be subject to significant credit risk during declining economic cycles.

Prepayment/Call Risk: The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call” — or repay — a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A, Class B and Class C Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/09	4.96%
Lowest Quarter 09/30/08	-3.15%
Year-to-date total return as of 9/30/2010	8.51%

Average Annual Total Returns

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 2/15/84
Bond Fund Class A Shares
Return Before Taxes	8.23%	4.11%	5.50%	7.39%
Return After Taxes on Distributions	6.65%	2.48%	3.61%	4.79%
Return After Taxes on Distributions and Sale of Fund Shares	5.31%	2.53%	3.56%	4.75%
Class B Shares	4.97%	3.53%	5.01%	7.22%
Class C Shares	9.20%	4.18%	5.50%	7.41%

	1 Year	5 Years	10 Years	Since Inception 2/29/84
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%	8.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as

401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

Performance data includes the performance of the IRA Fund Bond Portfolio for the period prior to its consolidation with the HighMark Bond Fund on 6/23/88.

Prior to 6/20/94 for Class A Shares, 11/30/00 for Class B Shares and 11/28/03 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/15/84, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered Shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B and

Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
E. Jack Montgomery	1994	Vice President and Director of Fixed-Income
Jeffrey Klein	2010	Fixed Income Funds Manager
Gregory Lugosi	1994	Vice President and Fixed Income Funds Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

Class B Shares of the Fund are closed to purchases and are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

HIGHMARK FIXED-INCOME FUNDS

Bond Fund

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK FIXED-INCOME FUNDS

California Intermediate Tax-Free Bond Fund

INVESTMENT OBJECTIVE AND GOAL

To seek high current income that is exempt from federal income tax and California state personal income tax.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class B Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%		0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.75%	0.75%
Other Expenses	0.52%	0.52%	0.27%
Acquired Fund Fees and Expenses*	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses**	1.28%	1.78%	1.53%
Fee Waivers and Expense Reimbursement	0.48%	0.28%	0.28%
Net Expenses†	0.80%	1.50%	1.25%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater and was made prior to May 3, 2010 or was $500,000 or greater and was made on or after May 3, 2010, you must pay a Deferred Sales Charge of 0.50%.

* The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010.

** The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.79%, 1.49% and 1.24%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$305	$575	$866	$1,694
Class B Shares	$653	$833	$1,138	$1,940
Class C Shares	$227	$456	$808	$1,800

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$153	$533	$938	$1,940
Class C Shares	$127	$456	$808	$1,800

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in investment-grade municipal bonds and notes that are tax-exempt in California. The Fund considers a

HIGHMARK FIXED-INCOME FUNDS

California Intermediate Tax-Free Bond Fund

security to be investment grade if it is rated BBB- or better by Standard & Poor’s; Baa3 or better by Moody’s Investors Service, Inc.; similarly rated by another nationally recognized securities rating organization; or, if not rated, determined to be of comparably high quality by the Fund’s Adviser.

Under normal market conditions, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from both federal income tax and California personal income tax. This policy is fundamental and will not be changed without shareholder approval.

Although the Fund will invest primarily in California municipal bonds, it may also invest in municipal bonds from other states, territories and possessions of the United States if the income from these bonds is exempt from U.S. federal income taxes. In addition, the Fund may invest in shares of money market funds and other investment companies that have similar investment objectives.

Under certain conditions, such as if there is a temporary lack of bonds available that are exempt from federal and California state taxes and that fit within the Fund’s investment restrictions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal or California state taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (“AMT”) should note that the portfolio managers will invest at least 80% of the Fund’s assets in bonds that pay interest exempt from the AMT under normal market conditions.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund’s portfolio, the portfolio managers consider factors such as:

•	The potential direction of interest rate changes.

•	Their expectations for the U.S. economy in general and California’s economy in particular.

•	The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund’s objectives and for adjusting portfolio duration. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. The Fund may invest in futures and options on futures based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund’s assets.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

California State Specific Risk: By concentrating its investments in California, the Fund may be more susceptible to factors adversely affecting issuers of California municipal bonds than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in bonds issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Prepayment/Call Risk: The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A, Class B and Class C Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/02	4.63%
Lowest Quarter 06/30/04	-2.06%
Year-to-date total return as of 9/30/2010	4.43%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 10/15/93
California Intermediate Tax-Free Bond Fund Class A Shares
Return Before Taxes	3.81%	2.91%	4.17%	4.17%
Return After Taxes on Distributions	3.79%	2.85%	4.11%	4.13%
Return After Taxes on Distributions and Sale of Fund Shares	3.65%	2.95%	4.10%	4.13%
Class B Shares	0.49%	2.28%	3.56%	3.80%
Class C Shares	4.71%	2.90%	4.13%	4.16%

	1 Year	5 Years	10 Years	Since Inception 10/31/93
Barclays Capital 7-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	7.61%	4.58%	5.59%	5.29%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

Performance data includes the performance of the Stepstone California Intermediate Tax-Free Bond Fund for the period prior to its consolidation with the HighMark California Intermediate Tax-Free Bond Fund on 4/25/97.

Prior to 11/30/99 for Class B Shares and 11/28/03 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 10/15/93, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered Shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum contingent sales charge applicable to Class B Shares, but does not reflect Class B and Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Robert Bigelow	1994	Vice President and Director of Municipal Securities

Raymond Mow	1995	Vice President and Fixed- Income Funds Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

Class B Shares of the Fund are closed to purchases and are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund normally intends to make distributions that consist of exempt-interest dividends which are generally not taxable to you for federal income tax purposes, but a portion of its distributions may be subject to the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains.

HIGHMARK FIXED-INCOME FUNDS

California Intermediate Tax-Free Bond Fund

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK FIXED-INCOME FUNDS

National Intermediate Tax-Free Bond Fund

INVESTMENT OBJECTIVE AND GOAL

To seek to provide high current income that is exempt from federal income tax.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%		0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.75%
Other Expenses	0.57%	0.32%
Acquired Fund Fees and Expenses*	0.01%	0.01%

Total Annual Fund Operating Expenses**	1.33%	1.58%
Fee Waivers and Expense Reimbursement	0.55%	0.35%
Net Expenses†	0.78%	1.23%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater and was made prior to May 3, 2010, or was $500,000 or greater and was made on or after May 3, 2010, you must pay a Deferred Sales Charge of 0.50%.

*The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010.

**The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.77% and 1.22%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$303	$584	$886	$1,743
Class C Shares	$225	$465	$827	$1,849

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$125	$465	$827	$1,849

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in municipal bonds and notes of states, territories and possessions of the United States that are exempt from federal income tax.

Under normal market conditions, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from federal income tax. This policy is fundamental and will not be changed without shareholder approval.

Under normal market conditions, the Fund will invest at least 65% of its assets in municipal securities. This policy is non-fundamental and may be changed without shareholder approval.

HIGHMARK FIXED-INCOME FUNDS

National Intermediate Tax-Free Bond Fund

Under certain conditions, such as if there is a temporary lack of bonds available that are exempt from federal taxes and that fit within the Fund’s investment restrictions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal income taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (“AMT”) should note that the portfolio managers will invest at least 80% of the Fund’s assets in bonds that pay interest exempt from the AMT under normal market conditions.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund’s portfolio, the portfolio managers consider factors such as:

•	The potential direction of interest rate changes.

•	Their expectations for the U.S. economy in general.

•	The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund’s objectives and for adjusting portfolio duration. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. The Fund may invest in futures and options on futures based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund’s assets. In addition, the Fund may invest in shares of money market funds and other investment companies that have similar investment objectives.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Prepayment/Call Risk: The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call” — or repay — a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A and Class C Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/09	4.17%
Lowest Quarter 06/30/04	-1.76%
Year-to-date total return as of 9/30/2010	4.71%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 2/17/89
National Intermediate Tax-Free Bond Fund Class A Shares
Return Before Taxes	3.27%	3.11%	3.91%	4.53%
Return After Taxes on Distributions	3.27%	3.06%	3.88%	4.52%
Return After Taxes on Distributions and Sale of Fund Shares	3.14%	3.15%	3.89%	4.55%

	1 Year	5 Years	10 Years	Since Inception 2/17/89
Class C Shares	4.45%	2.67%	3.89%	4.66%
Barclays Capital 7-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	7.61%	4.58%	5.59%	--

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

Performance data in the above bar chart and table includes the performance of a common trust fund for the period prior to its consolidation with the National Intermediate Tax-Free Bond Fund on 10/18/02. The National Intermediate Tax-Free Bond Fund commenced operations as of 10/18/02 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of Class A Shares of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the fees and expenses associated with Class A Shares of the Fund. The common trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered, its returns may have been lower.

Prior to 10/18/02 for Class A Shares, performance data is based on Fiduciary Share performance (whose performance data includes the performance of a common trust fund for the period prior to its consolidation with the National Intermediate Tax-Free Bond Fund on October 18, 2002). Fiduciary Shares, which were first offered 10/18/02, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered Shares, the annual returns for the classes would be substantially similar.

Prior to 11/28/03 for Class C Shares, performance data is based on Fiduciary Share performance (whose performance data includes the performance of a common trust fund for the period prior to its consolidation with the National Intermediate Tax-Free Bond Fund on October 18, 2002). From 11/28/03 to 9/26/07 for Class C Shares, performance data reflects the performance of Class C Shares during that period. From 9/27/07 to 11/30/2009, no Class C Shares were outstanding, and performance data for Class C Shares during such period is based on Fiduciary Share performance. Fiduciary

Shares, which were first offered 10/18/02, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered Shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class C Shares, but does not reflect Class A or Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Robert Bigelow	1996	Vice President and Director of Municipal Securities

Raymond Mow	1996	Vice President and Fixed-Income Funds Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund normally intends to make distributions that consist of exempt-interest dividends which are generally not taxable to you for federal income tax purposes, but a portion of its distributions may be subject to the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK FIXED-INCOME FUNDS

Short Term Bond Fund

INVESTMENT OBJECTIVE AND GOAL

To seek total return through investments in fixed-income securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%		0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.25%	0.75%
Other Expenses	0.59%	0.34%
Acquired Fund Fees and Expenses*	0.02%	0.02%

Total Annual Fund Operating Expenses**	1.26%	1.51%
Fee Waivers and Expense Reimbursement	0.29%	0.09%
Net Expenses†	0.97%	1.42%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater and was made prior to May 3, 2010, or was $500,000 or greater and was made on or after May 3, 2010, you must pay a Deferred Sales Charge of 0.50%.

*The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010.

**The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.95% and 1.40%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$322	$588	$874	$1,688
Class C Shares	$245	$468	$815	$1,794

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$145	$468	$815	$1,794

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in bonds which include:

•	Debt obligations issued or guaranteed by the U.S. Government or its agencies.

•	Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody’s or S&P recognize as investment-grade.

•	Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

•	Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund will maintain an average duration of between 1 and 3 years. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody’s and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund’s assets in very short-term debt obligations. Such a defensive strategy could make it more difficult for the Fund to achieve its goals.

The portfolio managers consider several factors when selecting securities for the Fund’s portfolio, including:

•	An assessment of the future level of interest rates and inflation.

•	Expectations for U.S. and global economic growth.

•	Relative yields among securities in various market sectors.

•	The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The Fund portfolio managers also consider the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund’s shareholders.

The Fund may sell a security if, among other reasons, the credit quality of the security deteriorates significantly or if a better relative value can be obtained from another security.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Prepayment/Call Risk: The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A and Class C Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/09	2.19%
Lowest Quarter 09/30/08	-0.70%
Year-to-date total return as of 9/30/2010	2.70%

HIGHMARK FIXED-INCOME FUNDS

Short Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	Since Inception 11/2/04
Short Term Bond Fund
Class A Shares
Return Before Taxes	4.15%	3.23%	3.12%
Return After Taxes on Distributions	3.00%	1.98%	1.87%
Return After Taxes on Distributions and Sale of Fund Shares	2.68%	2.01%	1.92%
Class C Shares	5.09%	3.34%	3.23%

	1 Year	5 Years	Since Inception 10/31/04
Barclays Capital 1-3 Year U.S. Government/ Credit Bond Index (reflects no deduction for fees, expenses or taxes)	3.82%	4.32%	4.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

Prior to 11/29/04 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 11/02/04, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered Shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum contingent sales maximum charge applicable to Class C Shares, but does not reflect Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
E. Jack Montgomery	2004	Vice President and Director of Fixed-Income
Jeffrey Klein	2010	Fixed Income Funds Manager
Gregory Lugosi	2004	Vice President and Fixed Income Funds Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK FIXED-INCOME FUNDS

Wisconsin Tax-Exempt Fund

INVESTMENT OBJECTIVE AND GOAL

To seek to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class B Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%		0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.75%	0.75%
Other Expenses	0.54%	0.54%	0.29%
Acquired Fund Fees and Expenses*	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses**	1.31%	1.81%	1.56%
Fee Waivers and Expense Reimbursement	0.39%	0.19%	0.19%
Net Expenses†	0.92%	1.62%	1.37%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater and was made prior to May 3, 2010, or was $500,000 or greater and was made on or after May 3, 2010, you must pay a Deferred Sales Charge of 0.50%.

*The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010.

**The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this

Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.90%, 1.60% and 1.35%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$317	$593	$891	$1,735
Class B Shares	$665	$851	$1,162	$1,980
Class C Shares	$239	$474	$832	$1,840

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$165	$551	$962	$1,980
Class C Shares	$139	$474	$832	$1,840

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in municipal bonds issued by the State of Wisconsin, its municipalities, other political subdivisions and public authorities of Wisconsin and similar obligations of other

HIGHMARK FIXED-INCOME FUNDS

Wisconsin Tax-Exempt Fund

agencies and entities that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Wisconsin personal income tax (including territories and possessions of the United States and their political subdivisions and public authorities, and certain other governmental issuers).

Under normal market conditions, the Fund invests its assets so that at least 80% of the income earned on those investments will be exempt, in the opinion of bond counsel to the issuer, from federal income tax and Wisconsin personal income tax and also from federal and applicable Wisconsin alternative minimum taxes.

Debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions and certain other governmental issuers, the interest on which is exempt from federal income tax, are referred to as “tax exempt obligations.”

When the sub-adviser is unable to find a sufficient supply of qualifying tax exempt obligations issued in Wisconsin that the sub-adviser believes could be good investments for the Fund, the sub-adviser may invest more than 25% of the Fund’s assets in debt obligations issued by or on behalf of Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa, the Northern Mariana Islands and their municipalities and other political subdivisions and public authorities, the income from which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Wisconsin personal income tax.

The Fund invests primarily in tax exempt obligations that are rated investment grade at the time of purchase (i.e., at least Baa3/BBB-) or that are unrated but that the sub-adviser determines, at the time of purchase, are of comparable quality to obligations rated investment grade.

The Fund may invest up to 20% of its assets in tax exempt obligations that are rated below investment grade, (but not rated below B) and in unrated bonds that the sub-adviser determines, at the time of purchase, to be of comparable quality (these below investment grade obligations are sometimes referred to as junk bonds).

It is possible that, after the Fund purchases a tax exempt obligation that meets its credit quality standards, the obligation may be downgraded or the sub-adviser may reassess its view of the issuer’s credit quality. The sub-adviser will consider such an event in determining whether the Fund should continue to hold the obligation, but will not automatically dispose of the obligation solely because it has been downgraded. However, if such a downgrade causes more than 5% of the Fund’s total assets to be invested in tax exempt obligations that do not meet the Fund’s minimum credit standards, then the sub-adviser intends to sell some of the lower quality tax exempt obligations so that less than 5% of the Fund’s total assets are invested in such obligations.

In analyzing rated and unrated tax exempt obligations, the sub-adviser obtains and reviews available information on the creditworthiness of the parties obligated to make principal and interest payments (including any parties who guarantee the borrower’s payment obligations). The sub-adviser also considers various qualitative factors and trends that affect tax exempt obligations generally. A significant portion of the credit ratings of the tax exempt obligations held by the Fund are enhanced by insurance, although the ability of the insurer to pay principal and interest in the event of a default by the issuer cannot be assured.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Junk Bond Risk: Below investment grade bonds generally offer higher yields than investment grade bonds, but also carry greater risk. They are more vulnerable to default than higher grade bonds, and are more susceptible to adverse business, financial and economic conditions that impair the capacity and willingness of borrowers to make scheduled interest and principal payments. The market prices of these bonds tend to fluctuate more in times of economic uncertainty than is the case for higher rated bonds. The Fund attempts to minimize its exposure to this risk by limiting its investments in junk bonds to those rated in the fifth and sixth highest categories, Ba/B/BB, and unrated bonds that the sub-adviser determines are of comparable quality. The Fund may also invest in bonds rated in the fourth highest rating category, Baa/BBB-. Bonds in this category, although rated investment grade, have some of the speculative characteristics referenced above.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forgo a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of the Fund.

Geographic Concentration Risk: The Fund normally will invest significant portions of its assets in several specific geographic areas, including Wisconsin and, to a lesser extent, U.S. territories, for example, Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Northern Mariana Islands. Political, legislative, business and economic conditions and developments within these areas will affect the Fund’s performance, because the Fund’s investments primarily will be made in those geographic territories. For example, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of municipal issuers in these jurisdictions to pay interest or repay principal. Future political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of municipal issuers. By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations.

Industry/Sector Risk: The risk associated with excessive exposure to any one industry or sector. The Fund does not seek to concentrate its investments in any particular industry, and generally will not invest more than 25% of its assets in tax exempt obligations payable from the revenues of any single industry. However, when the sub-adviser is unable to find a sufficient supply of other appropriate tax exempt obligations, it may invest more than 25% of the Fund’s assets in bonds payable from the revenues of any of the housing, healthcare or utilities industries. Any economic, business, political and other changes that affect one such revenue bond potentially could affect other revenue bonds in the same industry segment. The resulting industry concentration could increase the Fund’s market risk or credit risk, or both.

Limited Supply Risk: Only limited categories of tax exempt obligations are exempt from both federal income tax and Wisconsin personal income tax. Because there are limited categories of these double tax exempt bonds, the Fund may not always be able to invest its assets in tax exempt obligations issued in Wisconsin.

Alternative Minimum Tax Risk: The Fund may invest up to 10% of its total assets in municipal securities that generate interest which is subject to alternative minimum tax (“AMT”). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return.

In addition, changes to the tax laws that eliminate or reduce individual income taxes on corporate dividends or that make other investments more attractive could reduce demand for municipal securities and thus the value of the Fund.

Non-Diversification Risk: The Fund is a “non-diversified” fund under the Investment Company Act of 1940. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer, and thereby have greater exposure to risks associated with an individual issuer.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A, Class B and Class C Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/09	6.32%
Lowest Quarter 09/30/08	-3.17%
Year-to-date total return as of 9/30/2010	5.89%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years
Wisconsin Tax-Exempt Fund Class A Shares
Return Before Taxes	8.38%	2.79%	4.54%
Return After Taxes on Distributions	8.37%	2.79%	4.53%
Return After Taxes on Distributions and Sale of Fund Shares	6.68%	2.89%	4.45%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%

	1 Year	5 Years	Since Inception 1/6/03
Class B Shares	5.06%	2.14%	2.82%
Class C Shares	9.22%	2.55%	2.84%

HIGHMARK FIXED-INCOME FUNDS

Wisconsin Tax-Exempt Fund

	1 Year	5 Years	Since Inception 12/31/02
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	4.48%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

Pursuant to an agreement and plan of reorganization between the Fund and North Track Wisconsin Tax-Exempt Fund (the “Predecessor Fund”) on June 8, 2009, the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class A Shares, Class B Shares and Class C Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. The historical performance information shown in the bar chart and table reflects the performance of the Predecessor Fund, since the Fund did not have any operating history prior to the date of the Reorganization.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Ziegler Capital Management, LLC serves as the sub-adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Richard D. Scargill	2009	Senior Vice President

Paula M. Horn	2009	Managing Director and Chief Investment Officer-Fixed-Income

Michael Sanders	2009	Vice President and Portfolio Manager

Eric Zenner	2009	Vice President and Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

Class B Shares of the Fund are closed to purchases and are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund normally intends to make distributions that consist of exempt-interest dividends which are generally not taxable to you for federal income tax purposes, but up to 20% of its income may be subject to the federal alternative minimum tax or may not qualify as exempt interest dividends. In the latter case, the distributions would generally be taxable to you as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Income Plus Allocation Fund

INVESTMENT OBJECTIVE AND GOAL

Primarily to seek income and secondarily to seek capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%		0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares
Management Fees	0.18%	0.18%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	1.08%	0.83%
Acquired Fund Fees and Expenses*	0.84%	0.84%

Total Annual Fund Operating Expenses**	2.35%	2.85%
Fee Waivers and Expense Reimbursement	0.93%	0.73%
Net Expenses†	1.42%	2.12%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

*The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010. Actual Acquired Fund fees and expenses will vary depending on the Acquired Funds in which the Fund’s portfolio is invested.

**The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in the Fund’s prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.58% and 1.28%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$588	$1,065	$1,568	$2,947
Class C Shares	$315	$814	$1,439	$3,124

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$215	$814	$1,439	$3,124

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest, either directly or through its investments in underlying funds, between 55% and 85% of its assets in fixed-income securities, and between 15% and 45% of its assets in equity securities. The Fund’s strategic allocation target is 70% fixed-income securities and 30% equity securities.

The Fund is the most conservative of the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Income Plus Allocation Fund

allocation and bottom-up security selection. The mix of equity and fixed-income investments for the Fund will vary depending on the portfolio manager’s outlook on the expected return and risk of each selected investment. The portfolio manager’s decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios’ investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and portfolio risks.

The Fund invests in other HighMark Funds and may invest in equity and fixed-income funds that are not affiliated with HighMark Funds, including funds that invest in non-U.S. securities.

The Fund may invest directly in equity securities, fixed-income securities (including but not limited to high-yield securities and U.S. Government securities), derivatives (including but not limited to futures, forwards and options for hedging and speculative purposes), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds (“ETFs”).

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Investing in Mutual Funds Risk: The Fund’s investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund’s investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

Fixed-Income Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed-income securities, and may also invest directly in such securities. Fixed-income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

Equity Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

Foreign Investment Risk: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and related charges, when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof.

Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A and Class C Shares compare with those of three broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	8.91%
Lowest Quarter 12/31/08	-9.33%
Year-to-date total return as of 9/30/2010	5.54%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	Since Inception 10/12/04
Income Plus Allocation Fund Class A Shares
Return Before Taxes	12.81%	1.70%	2.12%
Return After Taxes on Distributions	12.00%	0.77%	1.20%
Return After Taxes on Distributions and Sale of Fund Shares	8.40%	1.05%	1.41%
Class C Shares	16.29%	1.91%	2.30%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	1.98%

	1 Year	5 Years	Since Inception 9/30/04
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	4.92%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.16%	2.88%	2.82%
Blended Index (reflects no deduction for fees, expenses or taxes)	11.52%	3.39%	3.86%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one Class in the prospectus and after-tax returns for other classes will vary.

The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

The unmanaged Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues.

The blended index, administered by the sub-administrator, BNY Mellon Investment Servicing (US) Inc. is 30% S&P 500 Index, 60% Barclays Capital U.S. Aggregate Bond Index and 10% Citigroup 3-Month Treasury Bill Index.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio manager primarily responsible for the day-to-day management of the Fund’s portfolio is:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
David J. Goerz III	2004	Senior Vice President and Chief Investment Officer

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Income Plus Allocation Fund

Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Growth & Income Allocation Fund

INVESTMENT OBJECTIVE AND GOAL

To seek capital appreciation and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares
Management Fees	0.18%	0.18%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	0.68%	0.43%
Acquired Fund Fees and Expenses*	0.97%	0.97%

Total Annual Fund Operating Expenses**	2.08%	2.58%
Fee Waivers and Expense Reimbursement	0.53%	0.33%
Net Expenses†	1.55%	2.25%

1If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

*The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010. Actual Acquired Fund fees and expenses will vary depending on the Acquired Funds in which the Fund’s portfolio is invested.

**The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in the Fund’s prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.58% and 1.28%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$699	$1,118	$1,561	$2,788
Class C Shares	$328	$771	$1,341	$2,890

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$228	$771	$1,341	$2,890

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest, either directly or through its investments in underlying funds, between 45% and 75% of its assets in equity securities, and between 25% and 55% of its assets in fixed-income securities. The Fund’s strategic allocation target is 60% equity securities and 40% fixed-income securities.

The Fund is a balanced option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Growth & Income Allocation Fund

allocation and bottom-up security selection. The mix of equity and fixed-income investments for the Fund will vary depending on the portfolio manager’s outlook on the expected return and risk of each selected investment. The portfolio manager’s decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios’ investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and portfolio risks.

The Fund invests in other HighMark Funds and may invest in equity and fixed-income funds that are not affiliated with HighMark Funds, including funds that invest in non-U.S. securities.

The Fund may invest directly in equity securities, fixed-income securities (including but not limited to high-yield securities and U.S. Government securities), derivatives (including but not limited to futures, forwards and options for hedging and speculative purposes), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds (“ETFs”).

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Investing in Mutual Funds Risk: The Fund’s investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund’s investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

Fixed-Income Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed-income securities, and may also invest directly in such securities. Fixed-income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

Equity Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

Foreign Investment Risk: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and related charges, when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A and Class C Shares compare with those of three broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	13.63%
Lowest Quarter 12/31/08	-15.92%
Year-to-date total return as of 9/30/2010	5.94%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	Since Inception 10/12/04
Growth & Income Allocation Fund Class A Shares
Return Before Taxes	16.96%	0.53%	1.46%
Return After Taxes on Distributions	16.52%	-0.18%	0.77%
Return After Taxes on Distributions and Sale of Fund Shares	11.22%	0.28%	1.08%
Class C Shares	21.98%	0.97%	1.85%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	1.98%

	1 Year	5 Years	Since Inception 9/30/04
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	4.92%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.16%	2.88%	2.82%
Blended Index (reflects no deduction for fees, expenses or taxes)	17.97%	2.13%	3.12%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

The unmanaged Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues.

The blended index, administered by the sub-administrator, BNY Mellon Investment Servicing (US) Inc., is 60% S&P 500 Index, 35% Barclays Capital U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill Index.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio manager primarily responsible for the day-to-day management of the Fund’s portfolio is:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
David J. Goerz III	2004	Senior Vice President and Chief Investment Officer

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Growth & Income Allocation Fund

Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Capital Growth Allocation Fund

INVESTMENT OBJECTIVE AND GOAL

Primarily to seek capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares
Management Fees	0.18%	0.18%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	0.74%	0.49%
Acquired Fund Fees and Expenses*	1.04%	1.04%

Total Annual Fund Operating Expenses**	2.21%	2.71%
Fee Waivers and Expense Reimbursement	0.59%	0.39%
Net Expenses†	1.62%	2.32%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

*The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010. Actual Acquired Fund fees and expenses will vary depending on the Acquired Funds in which the Fund’s portfolio is invested.

**The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in the Fund’s prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.58% and 1.28%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$706	$1,150	$1,619	$2,911
Class C Shares	$335	$804	$1,400	$3,013

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$235	$804	$1,400	$3,013

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest, either directly or through its investments in underlying funds, between 65% and 95% of its assets in equity securities, and between 5% and 35% of its assets in fixed-income securities. The Fund’s strategic allocation target is 80% equity securities and 20% fixed-income securities.

The Fund is a growth-oriented option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Capital Growth Allocation Fund

equity and fixed-income investments for the Fund will vary depending on the portfolio manager’s outlook on the expected return and risk of each selected investment. The portfolio manager’s decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios’ investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and portfolio risks.

The Fund invests in other HighMark Funds and may invest in equity and fixed-income funds that are not affiliated with HighMark Funds, including funds that invest in non-U.S. securities.

The Fund may invest directly in equity securities, fixed-income securities (including but not limited to high-yield securities and U.S. Government securities), derivatives (including but not limited to futures, forwards and options for hedging and speculative purposes), cash and cash equivalents. In addition, the Fund may invest in exchange-traded funds (“ETFs”).

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Investing in Mutual Funds Risk: The Fund’s investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund’s investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

Fixed-Income Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed-income securities, and may also invest directly in such securities. Fixed-income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

Equity Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

Foreign Investment Risk: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and related charges when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may under-perform other asset classes or the overall market.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A and Class C Shares compare with those of three broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	16.62%
Lowest Quarter 12/31/08	-20.60%
Year-to-date total return as of 9/30/2010	5.76%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	Since Inception 10/12/04
Capital Growth Allocation Fund
Class A Shares
Return Before Taxes	20.55%	-0.43%	0.84%
Return After Taxes on Distributions	20.35%	-1.05%	0.23%
Return After Taxes on Distributions and Sale of Fund Shares	13.56%	-0.43%	0.65%

	1 Year	5 Years	Since Inception 10/12/04
Class C Shares	25.64%	-0.01%	1.22%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	1.98%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	4.92%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.16%	2.88%	2.82%
Blended Index (reflects no deduction for fees, expenses or taxes)	22.08%	1.22%	2.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

The unmanaged Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues.

The blended index, administered by the sub-administrator, BNY Mellon Investment Servicing (US) Inc. is 80% S&P 500 Index, 15% Barclays Capital U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill Index.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio manager primarily responsible for the day-to-day management of the Fund’s portfolio is:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
David J. Goerz III	2004	Senior Vice President and Chief Investment Officer

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Capital Growth Allocation Fund

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Diversified Equity Allocation Fund

INVESTMENT OBJECTIVE AND GOAL

To seek capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the HighMark Funds. More information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 85 and page 86, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	[1]	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%		0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares
Management Fees	0.18%	0.18%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	1.62%	1.37%
Acquired Fund Fees and Expenses*	1.07%	1.07%

Total Annual Fund Operating Expenses**	3.12%	3.62%
Fee Waivers and Expense Reimbursement	1.47%	1.27%
Net Expenses†	1.65%	2.35%

1 If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Deferred Sales Charge of 1.00%.

*The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010. Actual Acquired Fund fees and expenses will vary depending on the Acquired Funds in which the Fund’s portfolio is invested.

**The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in the Fund’s prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 0.58% and 1.28%, respectively, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$709	$1,329	$1,974	$3,694
Class C Shares	$338	$992	$1,766	$3,798

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$238	$992	$1,766	$3,798

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest, either directly or through its investments in underlying funds, between 95% and 100% of its assets in equity securities, and up to 5% of its assets in cash equivalent or short-term fixed-income securities. The Fund’s strategic allocation target is 100% equity securities in both the U.S. and non-U.S. markets.

HighMark Diversified Equity Allocation Fund is a growth-oriented option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Diversified Equity Allocation Fund

a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity investments for the Fund will vary depending on the portfolio manager’s outlook on the expected return and risk of each selected investment. The portfolio manager’s decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios’ investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and portfolio risks.

The Fund invests in other HighMark Funds and may invest in equity and fixed-income funds that are not affiliated with HighMark Funds, including funds that invest in non-U.S. securities.

The Fund may invest directly in equity securities, fixed-income securities (including but not limited to high-yield securities and U.S. Government securities), derivatives (including but not limited to futures, forwards and options for hedging and speculative purposes), cash and cash equivalents. In addition, the Fund may invest in exchange-traded funds (“ETFs”).

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Investing in Mutual Funds Risk: The Fund’s investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund’s investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

Equity Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

Fixed-Income Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed-income securities, and may also invest directly in such securities. Fixed-income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

Foreign Investment Risk: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and related charges, when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may under-perform other asset classes or the overall market.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A and Class C Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for the Fund’s Class A Shares are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown below.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	17.83%
Lowest Quarter 12/31/08	-22.25%
Year-to-date total return as of 9/30/2010	5.76%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	Since Inception 11/15/06
Diversified Equity Allocation Fund Class A Shares
Return Before Taxes	21.87%	-7.03%
Return After Taxes on Distributions	21.80%	-7.38%
Return After Taxes on Distributions and Sale of Fund Shares	14.30%	-5.98%
Class C Shares	27.04%	-6.02%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	-4.87%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the prospectus and after-tax returns for other classes will vary.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio manager primarily responsible for the day-to-day management of the Fund’s portfolio is:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
David J. Goerz III	2006	Senior Vice President and Chief Investment Officer

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HIGHMARK FUNDS

SHAREOWNER GUIDE – HOW TO INVEST IN HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.

Choosing a Share Class

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Three classes of Fund Shares — Class A, Class B and Class C — are offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main differences between HighMark’s Class A, Class B and Class C Shares:

Class A

•	Front-end sales charges, as described below.

•	Distribution and service (12b-1) fees of 0.25%.

•	Offered by:

Balanced Fund

Cognitive Value Fund

Core Equity Fund

Enhanced Growth Fund

Equity Income Fund

Fundamental Equity Fund

Geneva Mid Cap Growth Fund

Geneva Small Cap Growth Fund

International Opportunities Fund

Large Cap Growth Fund

Large Cap Value Fund

NYSE Arca Tech 100 Index Fund

Small Cap Advantage Fund

Small Cap Value Fund

Value Momentum Fund

Bond Fund

California Intermediate Tax-Free Bond Fund

National Intermediate Tax-Free Bond Fund

Short Term Bond Fund

Wisconsin Tax-Exempt Fund

Income Plus Allocation Fund

Growth & Income Allocation Fund

Capital Growth Allocation Fund

Diversified Equity Allocation Fund

•	Because Class A Shares will normally be the better choice if your investment qualifies for a reduced sales charge:

•

Orders for Class C Shares for $1 million or more with respect to equity funds or asset allocation portfolios, or $500,000 or more with respect to fixed-income funds, normally should be placed as orders for Class A Shares.

•	Orders for Class C Shares by an investor eligible to purchase Class A Shares without a front-end sales charge normally should be placed as orders for Class A Shares.

Class B

•	No front-end sales charge.

•	Distribution and service (12b-1) fees of 0.75%.

•	A deferred sales charge, as described below.

•	Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

•	Offered by:

Balanced Fund

Core Equity Fund

Equity Income Fund

Geneva Mid Cap Growth Fund

Large Cap Growth Fund

Large Cap Value Fund

NYSE Arca Tech 100 Index Fund

Small Cap Value Fund

Value Momentum Fund Bond Fund

California Intermediate Tax-Free Bond Fund

Wisconsin Tax-Exempt Fund

Class B Shares are closed to purchases and are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

In connection with payments a third party financing entity may have paid to your broker or financial institution at the time of purchase, HighMark Capital Management, Inc. may receive 12b-1 fees paid on Class B Shares as a result of contractual arrangements between HighMark Capital Management, Inc., HighMark Funds and such third party financing entity.

Class C

•	No front-end sales charge.

•	Distribution and service (12b-1) fees of 1.00% for Equity Funds and Asset Allocation Portfolios, 0.75% for Fixed-Income Funds.

•	A deferred sales charge, as described below.

•	No automatic conversion to Class A Shares, so annual expenses continue at the Class C level throughout the life of your investment.

•	Offered by:

Balanced Fund

Cognitive Value Fund

Core Equity Fund

Equity Income Fund

Enhanced Growth Fund

Fundamental Equity Fund

Geneva Mid Cap Growth Fund

Geneva Small Cap Growth Fund

International Opportunities Fund

Large Cap Growth Fund

Large Cap Value Fund

NYSE Arca Tech 100 Index Fund

Small Cap Advantage Fund

Small Cap Value Fund

Value Momentum Fund

Bond Fund

California Intermediate Tax-Free Bond Fund

National Intermediate Tax-Free Bond Fund

Short Term Bond Fund

Wisconsin Tax-Exempt Fund

Income Plus Allocation Fund

Growth & Income Allocation Fund

Capital Growth Allocation Fund

Diversified Equity Allocation Fund

To compensate HighMark Capital Management, Inc. for the commission it may pay to your broker or financial institution at the time of purchase, HighMark Capital Management, Inc. may receive 12b-1 fees paid on Class C Shares during the first 12 months of investment.

For the actual past expenses of each Share class, see the individual Fund profiles earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses over the long term than Class A shareholders who hold their Shares for a similar period.

For purchases of $1 million or greater, with respect to the equity funds or asset allocation portfolios, or of $500,000 or greater with respect to the fixed-income funds, the sales charge for Class A Shares is waived. As a result, if you are making an initial investment of $1 million or more, in the equity funds or asset allocation portfolios, or of $500,000 or more in the fixed-income fund, the lower operating expenses of Class A Shares may make them a better choice for you than Class C Shares.

The Funds also offer Fiduciary Shares, which have their own expense structure. Fiduciary Shares are available only to financial institutions, fiduciary clients of Union Bank, N.A., and certain other qualified investors. The Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund also offer Class M Shares. Class M Shares are only available to clients of Bailard, Inc., employees and officers of Bailard, Inc., and their families and friends, and investors who at the time of the Reorganization were existing Class M shareholders of a Fund. Call us at 1-800-433-6884 for more details.

How Sales Charges Are Calculated

Class A Shares: Front-End Sales Charge

EQUITY FUNDS

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
0 - $49,999	5.50%	5.82%
$50,000 - $99,999	4.50%	4.71%
$100,000 - $249,999	3.75%	3.90%
$250,000 - $499,999	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%
$1,000,000 and Over	0.00%*	0.00%

*If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%, based on the current market value of the Shares. Multiple purchases are handled on a “first in, first out” basis. This Contingent Deferred Sales Charge may be paid to HighMark Capital Management, Inc. to compensate it for the commission it may pay to your broker or financial institution at the time of purchase.

FIXED-INCOME FUNDS

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
0 - $99,999	2.25%	2.30%
$100,000 - $249,999	1.75%	1.78%
$250,000 - $499,999	1.25%	1.27%
$500,000 and Over	0.00%*	0.00%

*If you sell Class A Shares within one year of buying them and you brought those Shares without a sales charge because your initial investment was $1 million or greater and was made prior to May 3, 2010, or was $500,000 or greater and was made on or after May 3, 2010, you must pay a Contingent Deferred Sales Charge of 0.50%, based on the current market value of the Shares. Multiple purchases are handled on a “first in, first out” basis. This Contingent Deferred Sales Charge may be paid to HighMark Capital Management, Inc. to compensate it for the commission it may pay to your broker or financial institution at the time of purchase.

ASSET ALLOCATION PORTFOLIOS

Growth & Income Allocation Fund, Capital Growth Allocation Fund and Diversified Equity Allocation Fund

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
0 - $49,999	5.50%	5.82%
$50,000 - $99,999	4.50%	4.71%
$100,000 - $249,999	3.75%	3.90%
$250,000 - $499,999	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%
$1,000,000 and Over	0.00%*	0.00%

*If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%, based on the current market value of the Shares. Multiple purchases are handled on a “first in, first out” basis. This Contingent Deferred Sales Charge may be paid to HighMark Capital Management, Inc. to compensate it for the commission it may pay to your broker or financial institution at the time of purchase.

HIGHMARK FUNDS

Income Plus Allocation Fund

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
0 - $49,999	4.50%	4.71%
$50,000 - $99,999	4.00%	4.17%
$100,000 - $249,999	3.50%	3.63%
$250,000 - $499,999	2.25%	2.30%
$500,000 - $999,999	2.00%	2.04%
$1,000,000 and Over	0.00%*	0.00%

*If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of .50%, based on the current market value of the Shares. Multiple purchases are handled on a “first in, first out” basis. This Contingent Deferred Sales Charge may be paid to HighMark Capital Management, Inc. to compensate it for the commission it may pay to your broker or financial institution at the time of purchase.

Class B and Class C Shares: Contingent Deferred Sales Charge (“CDSC”)

Class B and Class C Shares are available at their net asset value (“NAV”) per share, without any initial sales charge. Class B Shares are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

If you sell Class B Shares within six years of buying them or Class C Shares within one year of buying them, you must pay what is known as a CDSC. As the tables below show, the CDSC declines over time and is based on either the original cost you paid for the Shares or their current market value, whichever is less. We do not impose a CDSC on Shares you may have acquired by reinvesting your dividends or capital gains distributions.

The CDSCs are as follows:

Class B Shares
If sold within	CDSC on Shares being sold
1st year	5.00%
2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th and 8th year	0%
Class C Shares
If Sold Within	CDSC on Shares Being Sold
1st year	1.00%
After 1st year	0%

Class B Shares will automatically convert to Class A Shares after eight years. Class C Shares do not convert to Class A Shares.

In addition, we calculate any CDSC you may owe by considering the number of Shares you are selling, not the value of your account. To keep your CDSC as low as possible, each time you ask us to sell Shares we will first sell any Shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those Shares that have the lowest CDSC next.

In connection with payments a third party financing entity may have paid to your broker or financial institution at the time of purchase, HighMark Capital Management, Inc. may receive any CDSC imposed when you sell your Class B Shares as a result of contractual arrangements between HighMark Capital Management, Inc., HighMark Funds and such third party financing entity.

On the purchase of your Class C Shares, HighMark Capital Management, Inc. may pay a commission equal to 1.00% of your purchase to your broker or financial institution. HighMark Capital Management, Inc. may also receive any CDSC imposed when you sell your Class C Shares.

Repurchase of Class A Shares

You may purchase any amount of Class A Shares of any HighMark Fund at net asset value (without the normal front-end sales charge), up to the limit of the value of any amount of HighMark Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire Shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, we must receive your purchase order within 30 days of your redemption. In addition, you must notify us when you send in your purchase order that you are repurchasing Shares.

Sales Charge Reductions and Waivers

Reducing your Class A sales charges. You can combine multiple purchases of Class A Shares in several ways to qualify for reduced sales charges. Notify us at the time of your purchase if you believe you qualify for a reduced sales charge for any of the following reasons:

•

Right Of Accumulation Privilege: You may combine the value of Class A Shares you are presently buying with the current value of any Class A Shares, Class B Shares or Class C Shares you bought previously for: (1) your account; (2) your spouse’s account; (3) a joint account with your spouse; or (4) your minor children’s trust or custodial accounts. A fiduciary who is purchasing Shares for the same fiduciary account, trust or estate may also use this right of accumulation. The applicable front-end sales charge rate for the new purchase is based on the total of your current purchase and the current value of all other Shares you own. You must provide your account number and the account number(s) of your spouse and your minor children, and the ages of such children, as applicable.

•

Letter Of Intent: If you plan to invest in Class A Shares of a HighMark Fund and, within a 13-month period, make additional investments in Class A Shares of that Fund or Class A Shares of another HighMark Fund, you may be able to receive a reduced sales charge on your cumulative investment. To take advantage of this privilege, you must start with a minimum initial investment of $1,000 and inform us in writing at your initial purchase. Be sure to notify us again when you make additional investments in another HighMark Fund.

Reductions For Qualified Group(s). If you are investing with, or on behalf of, a group, your combined purchases of Class A Shares may be eligible for a reduced sales charge through the accumulation and combination privileges described above. Each investor will retain an individual account.

Contact your financial representative or HighMark Funds to find out how to qualify, or consult the Statement of Additional Information (“SAI”) (see the back cover of this prospectus for contact information).

Class A Front-End Sales Charge Waivers: The front-end sales charge will be waived on Class A Shares bought:

(1)	Through reinvestment of dividend and capital gain distributions.

(2)	By investment companies advised by HighMark Capital Management, Inc., Union Bank, N.A., or their affiliates; or distributed by HighMark Funds’ distributor or its affiliates placing orders on each entity’s behalf.

(3)	By state and local governments.

(4)	By individuals rolling over distributions received from employee benefit trust accounts administered by Union Bank, N.A., into an individual retirement account (“IRA”) administered by the Bank, or for which the Bank serves as trustee or custodian. Future purchases will be subject to the appropriate sales charge.

(5)	By individuals investing the proceeds from a required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an IRA administered by Union Bank, N.A.

(6)	By individuals investing proceeds received in connection with a distribution paid from a Union Bank, N.A., trust or agency account.

(7)	By investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Class A Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent.

(8)	By brokers, dealers and agents (as well as their employees, spouses and children under the age of 21) who have a sales agreement with HighMark Funds’ distributor and are purchasing Class A Shares for their own account.
(9)	By individuals buying Class A Shares on behalf of a qualified prototype retirement plan (other than an IRA, SEP-IRA or Keogh).

(10)	By sponsors of a unit investment trust (UIT) who are buying Class A Shares of the Large Cap Growth Fund for deposit into the UIT. This exception may also apply to you if you hold a UIT and invest distributions you receive from it in Class A Shares of the Large Cap Growth Fund.

(11)	By current or retired trustees (as well as their spouses, children, parents and grandchildren) of HighMark Funds; by directors, officers and employees (as well as their spouses, children, parents and grandchildren) of Union Bank, N.A., of HighMark Funds’ distributor or its affiliated companies, of Boston Financial Data Services or of sub-advisers to HighMark Funds.

(12)	By investors receiving Class A Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which HighMark Funds is a party. Subsequent purchases of Class A Shares by such investors will be subject to the appropriate sales charge.

(13)	Through exchange of Class M Shares of HighMark Funds.

(14)	By clients of financial intermediaries who would have otherwise been entitled to receive a front-end sales charge but who elect not to receive such front-end sales charge with respect to such clients.

(15)	By participants in retirement plans, college savings plans or other plans for which the plan record-keeping is performed by financial intermediaries who would have otherwise been entitled to receive a front-end sales charge but who elect not to receive such front-end sales charge with respect to such plans.

(16)	By former shareholders of North Track Wisconsin Tax-Exempt Fund who (i) received Class A shares of North Track Wisconsin Tax-Exempt Fund in the transfer of substantially all of the assets of Heartland Wisconsin Tax Free Fund to North Track Wisconsin Tax-Exempt Fund in November 2002, and (ii) received Class A Shares of HighMark Wisconsin Tax-Exempt Fund in the transfer of substantially all of the assets of North Track Wisconsin Tax-Exempt Fund to HighMark Wisconsin Tax-Exempt Fund in June 2009, and (iii) have continuously held shares of each applicable fund subsequent to the transfers described in (i) and (ii) above (with respect to shares of North Track Wisconsin Tax-Exempt Fund, for so long as such fund was in existence); provided that the front-end sales charge on Class A Shares bought by such shareholders will only be waived with respect to purchases of additional Class A Shares of HighMark Wisconsin Tax-Exempt Fund that are held in then previously existing shareholder accounts.

(17)	By investors approved by HighMark Capital Management, Inc. to provide capital to a Fund.

HIGHMARK FUNDS

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Funds. These waivers and special arrangements may be amended or terminated at any time by any particular Fund.

If you think you may be eligible for a sales charge waiver, contact your financial representative or HighMark Funds or consult the SAI (see the back cover of this prospectus).

For categories 2 through 11, and 14 through 16 above, you must notify HighMark Funds at the time you buy the Shares that your purchase qualifies for a sales charge waiver.

CDSC waivers: You may qualify for a CDSC waiver if:

•

you are selling Shares as part of a systematic withdrawal plan (“SWP”), provided that no more than 10% of the total market value of an account (calculated at the time the SWP is established) may be withdrawn over any 12 month period.

•	you are taking certain distributions from a retirement plan.

•	the shareholder has died or become disabled.

You must notify us that you are eligible for a waiver under these circumstances at the time you wish to sell Shares.

If you think you may be eligible for a CDSC waiver, contact your financial representative or HighMark Funds or consult the SAI (see the back cover of this prospectus for contact information).

The Funds make sales charge and breakpoint information available, free of charge, on or through HighMark Funds’ web site at www.highmarkfunds.com through the Funds’ prospectuses and SAI, which are available for download or by request by selecting “Individual Investor,” and clicking on “Literature.”

Fees for Distribution of Shares

HighMark Funds has adopted 12b-1 plans with respect to Class A, Class B and Class C Shares that allow each Fund to pay distribution and service fees. The maximum distribution and service fee for each class of Shares is as follows:

Share Class	Percentage of Average Daily Net Assets
Class A	0.25%
Class B	0.75%
Class C (Equity Funds and Asset Allocation Portfolios)	1.00%
Class C (Fixed-Income Funds)	0.75%

Because 12b-1 fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information about the receipt by HighMark Capital Management, Inc. of 12b-1 fees paid on Class B and Class C Shares, please see “Choosing a Share Class” earlier in this section.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above may be paid or “reallowed” to the broker, dealer,

financial adviser or other financial intermediaries, including UnionBanc Investment Services LLC and other affiliates of HighMark Capital Management, Inc., through which you purchase your Shares. In addition to the foregoing, your broker, dealer, financial adviser or other financial intermediaries may receive certain other payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans. For purposes of the following, “financial firms” means brokers, dealers, financial advisers and other financial intermediaries.

A Fund may make payments under HighMark Funds’ shareholder services plans relating to the Class A Shares and the Class B Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class(es) of Shares of such Fund. The shareholder services plans are more fully described in the SAI. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other series of HighMark Funds not offered in this prospectus.

Revenue Sharing Payments. HighMark Capital Management, Inc. makes revenue sharing payments, out of its own assets, to financial firms for the sale of Shares of the Asset Allocation Portfolios and/or the maintenance of Share balances. These payments are made at an annual rate of up to 0.50% of the average daily net assets of the Asset Allocation Portfolios for purchases made prior to or on October 31, 2006, and at an annual rate of up to 0.25% of the average daily net assets of the Asset Allocation Portfolios for purchases made after October 31, 2006. These payments may be passed on to your financial adviser at the discretion of his or her financial firm. These payments may create an incentive for the financial adviser or his or her financial firm to recommend or offer shares of the Asset Allocation Portfolios over other investment alternatives.

Marketing Support Payments. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

Payments for Distribution and Shareholder Services. In addition to the foregoing revenue sharing and marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm’s examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm’s list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with “shelf space” and/or a higher profile for a financial firm’s financial consultants and their customers and/or placing the Funds on the financial firm’s preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm’s platform; and (7) payments for the sale of Shares and/or the maintenance of Share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm’s salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm’s HighMark Funds sales and total assets, and the financial firm’s willingness to give HighMark Capital Management, Inc. or the Funds’ distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a “select” or “preferred” list. HighMark Capital Management, Inc’s. goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

For the calendar year 2009, the financial firms that received these additional payments, which totaled approximately $3.9 million, from HighMark Capital Management, Inc. include (but are not necessarily limited to) the following:

Abacus Investment Inc	Dalton Strategic Inv Services Inc
American Portfolio Financial Services	E*Trade
Ameriprise Advisor Services Inc.	Edward Jones
Ameriprise Financial Services, Inc.	Ensemble Financial Services, Inc
Ameritrade Inc.	ePlanning Securities, Inc.
Asset International, Inc.	Equity Services Inc
Associated Securities Crop	Express Securities Inc
AXA Advisors, LLC	Feltl and Company
B C Ziegler	Ferris, Baker Watts, Inc.
BCR Financial Services	Financial Advisors of America LLC
Bedminster Financial Group Ltd	Financial Network
Brokersxpress LLC	Financial Network Investment Corp
Cambridge Investment Research	Financial Planning Solutions, Inc.
Capital Financial Services	Fintegra LLC
Centaurus Financial, Inc.	First Allied Securities, Inc.
Charles Schwab	First Clearing LLC
Citigroup Global Markets, Inc.	First Global Capital
Commonwealth Financial Network	First Southwest Company
Crowell, Weeden & Co	Foothill Securities, Inc.
Crown Capital Securities, LP	Fortune Financial Services, Inc.
D A Davidson	Geneos Wealth Management, Inc

Girard Securities, Inc.	Pershing LLC
Green Wealth Management	Prime Vest Financial Services
GunnAllen Financial	Proequities Inc.
H. Beck, Inc.	Prudential Investment Mgmt Srvcs
Harris & Associates	Prudential Insurance Co of America
Harvest Capital LLC	QA3 Financial Corp.
ING Financial Partners	Questar Capital Corporation
Invest Financial Corporation	Raymond James & Associates, Inc.
Investacorp, Inc.	Raymond James Financial Services
Investors Capital Corp.	Raymond Wesley
Investors Security Co., Inc.	RBC Capital Markets Corporation
JMG Wealth Management Group	RBC Dain Rauscher, Inc.
J P Turner & Co LLC	RBC Wealth Management
JTM Capital Management	Ridge Clearing & Outsourcing
J. W. Cole Financial, Inc.	Robert W. Baird & Co.
Janney Montgomery Scott, LLC	Royal Alliance Associates
JP Morgan Clearing Corp	Scottrade, Inc.
Kingwood Investment Group	Securities America
Legend Equities Corporation	Securities Services Network, Inc.
Legent Clearing Corp.	SharMarc Financial Advisors
Lincoln Financial Advisors Corp	SII Investments Inc.
Lincoln Financial Securities	Silver Oaks Securities Inc.
Linsco Private Ledger	Southwest Securities
Managed Financial Broker Service	Stancorp Equities Inc
Marshall & Associates Financial Svc	Sterne Agee & Leach
MG Trust Co LLC	Stifel, Nicolaus & Co., Inc.
Mid Atlantic Inst’l Shares, Inc.	SWBC Investment Services LLC
MML Investor Services	TD Ameritrade Trust Company
Morgan Keegan & Co.	The O.N. Equity Sales Company
Morgan Stanley	Thrivent Financial
Morgan Stanley Smith Barney	Tiger Investment Services
MS & Co. Inc.	UBS Financial Services, Inc.
Mutual Service Corp.	UnionBanc Investment Services LLC
National Financial Services, Corp.	United Planners Financial
National Planning Holdings	US Bancorp Investment
National Retirement Partners, Inc.	VSR Financial Services
National Securities Corporation	Wachovia Bank N.A.
Nationwide Planning Assoc., Inc.	Wachovia Securities LLC
New England Securities	Wedbush Morgan Securities
Next Financial Group, Inc.	Wells Fargo Advisors, LLC
NPB Financial Group LLC	Wells Fargo Investments LLC
OC Wealth Advisors	Western International Securities
OFG Financial Services Inc	WRP Investments, Inc.
Oppenheimer & Co. Inc.	Zelek & Associates
Pacific West Sec Inc.

HighMark Capital Management, Inc. may have established relationships with other financial firms since the end of 2009 in which these additional payments are made. Speak with your financial adviser to learn whether his or her firm has such a relationship.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and HighMark Funds’ distributor, HighMark Capital Management, Inc. makes payments to the distributor for distribution services related to the Funds.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending

HIGHMARK FUNDS

on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, other HighMark Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consider disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. and/or a Fund’s sub-adviser do not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund’s portfolio transactions.

Opening an Account

1.	Read this prospectus carefully.

2.	Determine how much money you want to invest.
The minimum investments for Class A or Class C Shares of HighMark Funds are as follows:

•Initial Purchase:	$1,000 for each Fund
$250 for each Fund for current and retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank, N.A., HighMark Funds’ distributor and its affiliates, and Boston Financial Data Services
$100 for each Fund for Automatic Investment Plan
•Additional Purchases:	$100 for each Fund
$100 monthly minimum per HighMark Fund for Automatic Investment Plan

We may waive these initial and additional investment minimums for purchases made in connection with IRAs Keoghs, payroll deduction plans or 401(k) or similar plans, or for accounts held through a financial intermediary that has an agreement with HighMark Capital Management, Inc. or HighMark Funds’ distributor to waive or reduce these minimums. Financial intermediaries may aggregate accounts to meet investment minimums.

3.	Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.
4.	You and your financial representative can initiate any purchase, exchange or sale of Shares.

5.	Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you, which information may include your social security number or taxpayer identification number. This information will be verified to ensure the identity of all persons opening an account.

HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, HighMark Funds reserves the right to close your account at the then-current day’s price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In either case, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

HighMark Funds and HighMark Capital Management, Inc. reserve the right, in their sole discretion, to reject any purchase order for any reason.

BUYING SHARES

By Check

Opening an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Deliver the check and your completed application to your financial representative, or mail them to our Transfer Agent (see address below).

Adding to an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Include a note specifying the fund name, your Share class, your account number and the name(s) in which the account is registered.

•	Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

Transfer Agent Address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

Third party checks, credit card checks, traveler’s checks, starter checks, money orders or cash will not be accepted.

By Exchange

Opening an account

•	Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

Adding to an account

•	Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

By Wire

Opening an account

•	Deliver your completed application to your financial representative, or mail it to our Transfer Agent (address above).

•	Obtain your Fund account number by calling your financial representative or our Transfer Agent.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your choice of Share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Adding to an account

•	Call our Transfer Agent before wiring any funds.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your Share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Through Financial Institutions

Opening an account

•	Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Adding to an account

•	Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see “Investor Services.”

SELLING SHARES

By Letter

Designed for

•	Accounts of any type.

•	Sales of any amount.

To sell some or all of your Shares

•	Write a letter indicating the Fund name, your Share class, your Fund account number, the name(s) in which the account is registered and the dollar value or number of Shares you wish to sell.

•	Include all signatures and any guarantees that may be required (see “Selling Shares in Writing”).

•	Mail the materials to our Transfer Agent.

Transfer Agent Address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

•	We will mail a check to the name(s) and address in which the account is registered, unless you give us other written instructions.

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If you are invested in an IRA or Roth IRA account, you can contact HighMark customer service to obtain an IRA distribution form at 1-800-433-6884. The IRA distribution form is also downloadable at www.highmarkfunds.com.

HIGHMARK FUNDS

By Phone

Designed for

•	Accounts of any type.

•	Sales of any amount.

To sell some or all of your Shares

•	To place your order, contact your financial representative or HighMark Funds at 1-800-433-6884 between 8:30 a.m. and 6:00 p.m. Eastern Time on most business days.

By Wire or Electronic Funds Transfer (EFT)

Designed for

•	Requests by letter to sell at least $500 (accounts of any type).

•	Requests by phone to sell at least $500 (accounts of any type excluding IRA and Roth IRA accounts).

To sell some or all of your Shares

•	We will wire amounts of $500 or more on the next business day after we receive your request.

•	Shares cannot be redeemed by wire on federal holidays restricting wire transfers.

By Exchange

Designed for

•	Accounts of any type.

•	Sales of any amount.

To sell some or all of your Shares

•	Obtain a current prospectus for the Fund into which you are exchanging by calling HighMark Funds or your financial representative.

•	Call HighMark Funds or your financial representative to request an exchange.

Through Financial Institutions

Designed for

•	Accounts set up through financial institutions.

To sell some or all of your Shares

•	Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To make systematic withdrawals from an account, see “Investor Services.”

Selling Shares In Writing. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

•	you are selling more than $50,000 worth of Shares.

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you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House (ACH) to a bank account other than that on record.

•	you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

Receiving Your Money. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order in good order. If, however, you recently purchased Shares in a Fund by check or through the Automatic Investment Plan, you may not receive your redemption proceeds from such Fund until after the check or debit clears, which may take up to 15 days following purchase. While the Fund will delay the processing of your redemption payment until after the check or debit clears, the Shares will be valued at the next determined net asset value after receipt of your redemption order in good order.

Redemption in Kind. The Funds reserve the right to make payment on redemptions in securities rather than cash. If a Fund makes payment on redemptions in securities, you may incur brokerage costs when selling those securities.

Involuntary Sales of Your Shares. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any contingent deferred sales charge, if applicable) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account balance up to or above the minimum.

EXCHANGING SHARES

How to Exchange Your Shares. You may exchange Class A, Class B or Class C Shares of one HighMark Fund for those of another HighMark Fund (the “new HighMark Fund”), provided that you:

•	Are qualified to invest in the new HighMark Fund.

•	Satisfy the initial and additional investment minimums for the new HighMark Fund.

•	Invest in the same share class in the new HighMark Fund as you did in the previous HighMark Fund.

•	Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying Shares in the new HighMark Fund is based on the relative net asset values of the Shares you are exchanging plus applicable sales charge, if any. In addition, if you exchange Class A Shares of one HighMark Fund for those of another HighMark Fund, you may be subject to an exchange fee. See “Redemption Fees and Exchange Fees” below.

An exchange will be treated as a sale for tax purposes.

Class A Shares. In addition to the potential exchange fee referenced above, if you want to exchange Class A Shares initially invested in a no-load HighMark Money Market Fund for those of another HighMark Fund with a sales charge, the applicable sales charge will be assessed.

Class B Shares. To calculate the Class B Shares’ eight-year conversion period or contingent deferred sales charge payable upon redemption, we combine the period you held Class B Shares of the “old” HighMark Fund with the period you held Class B Shares of the new HighMark Fund.

Class C Shares. To calculate the Class C Shares’ contingent deferred sales charge payable upon redemption, we combine the period you held Class C Shares of the “old” HighMark Fund with the period you held Class C Shares of the new HighMark Fund.

TRANSACTION POLICIES

Valuation of Shares. A Fund’s net asset value per share of a class is calculated according to the following formula:

(Total market value of the Fund’s investments and other assets allocable to the class — the class’s liabilities)

÷	Total number of the Fund’s Shares outstanding in the class

=	The class’s NAV per share

We determine the NAV of each HighMark Equity and Fixed-Income Fund and Asset Allocation Portfolio as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day (as defined below), based on the current market price of the Fund’s securities. If that is not available, we value securities by using a method that HighMark Funds’ Board of Trustees believes accurately reflects fair value. HighMark Funds’ Board of Trustees reviews and approves HighMark Funds’ written fair valuation procedures in advance of their use. In addition, HighMark Funds’ Board of Trustees periodically reviews valuations to determine if any changes should be made to the fair valuation procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which HighMark Funds calculates the relevant Fund’s NAV. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates a Fund’s NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that HighMark Funds calculates the Fund’s NAV. A Significant Event may relate to a single issuer or to an entire market sector.

If HighMark Capital Management, Inc. or a sub-adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates the relevant Fund’s NAV, it shall immediately notify the sub-administrator and request that a fair value committee (the “Committee”) meeting be called.

In addition, HighMark Funds uses a third party fair valuation vendor (the “Vendor”) for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor provides fair values if there is a movement in the U.S. market that exceeds a specific threshold (“trigger threshold”) that has been established by the Committee. The Committee also establishes a “confidence interval” — representing the correlation between the price of a specific foreign security and movements in the U.S. market — before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable “confidence interval” using the fair values provided by the Vendor.

In the event that a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. In addition, although we use the same method to determine the NAV of Class A, Class B and Class C Shares, the NAV of a Fund’s Class B and Class C Shares may be lower than that of its Class A Shares because Class B and Class C Shares have higher distribution expenses. For further information about how we determine the value of the Funds’ investments, see the SAI.

Buy and Sell Prices. When you buy Shares of a Fund, the amount you pay per Share is based on the NAV per share of the applicable class of Shares next determined after we receive your order in good order, plus any applicable sales charges. When you sell Shares of a Fund, the amount of your proceeds is based on the NAV per share of the applicable class of Shares next determined after we receive your order in good order, minus any applicable deferred sales charges, redemption fees and/or exchange fees.

Execution of Orders. You may buy and sell Shares of the Funds on any day when the New York Stock Exchange is open for business (hereafter referred to as a “business day”). The New York Stock Exchange is closed on weekends and national holidays.

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Purchasing Shares by Mail: If you mail us a purchase order, we will execute it as soon as we have received your purchase order and your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

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Purchasing Shares by Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by our Transfer Agent prior to the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time). If our Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

HIGHMARK FUNDS

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Selling Shares: To sell Shares on any one business day, you must place your redemption order before the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time). Otherwise, we will execute your order on the following business day.

Our Transfer Agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by HighMark Funds’ distributor. A Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to our Transfer Agent. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Funds.

Anti-Money Laundering Program

Customer identification and verification is part of HighMark Funds’ overall obligation to deter money laundering under federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or other series of HighMark Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

Frequent Purchases and Redemptions of Fund Shares

HighMark Funds’ Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

Risks Associated with Excessive or Short-Term Trading Generally. While HighMark Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s Shares dilute the value of Shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund Shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund’s Shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Frequent trading can result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase a shareholder’s tax liability unless the Shares are held through a tax-deferred or exempt vehicle. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Fund’s performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund Share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own Share price (referred to as “time zone arbitrage”). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

Redemption Fees and Exchange Fees. As noted in the “Shareholder Fees” tables for the Cognitive Value Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund, the Small Cap Advantage Fund and the Small Cap Value Fund, such Funds impose a 2% redemption fee on the proceeds of Class A Shares redeemed 30 days or less after their purchase and also impose a 2% exchange fee on Class A Shares exchanged 30 days or less after their purchase. The redemption fee and the exchange fee are designed to discourage short-term trading and any proceeds of the fees will be credited to the assets of the applicable Fund.

The fee is imposed to the extent that the number of Fund Shares redeemed or exchanged by a shareholder exceeds the number of Fund Shares that have been held by such shareholder more than 30 days. For Shares of a Fund that were acquired by exchange, the holding period is measured from the date the Shares were acquired in the exchange transaction. Shares held the longest will be redeemed or exchanged first.

The redemption or exchange fee is not imposed on transactions by the HighMark Asset Allocation Portfolios. For all accounts in these Funds, the redemption or exchange fee is not imposed on:

•	Shares redeemed due to death, disability or a qualified domestic relations order;

•	Shares redeemed pursuant to systematic withdrawal programs;

•	transactions involving Shares purchased by means of automated or pre-established purchase plans, including employer or payroll reduction plans;

•	Shares purchased through reinvested distributions;

•	Shares redeemed or exchanged due to plan or Fund terminations or restructurings;

•	Shares redeemed as part of an automated dividend exchange election established in advance of the exchange;

•	Shares redeemed or exchanged pursuant to an automatic rebalancing program; and

•	Shares converted to another class of Shares within the same fund.

In addition, for retirement plans, the redemption fee is also not imposed on:

•	Shares redeemed in payment of plan/account fees;

•	Shares redeemed as a return of excess contribution amounts or to meet minimum required distributions;

•	Shares redeemed for loans and hardship withdrawals;

•	Shares redeemed due to forfeiture of assets; and

•	Shares redeemed to pay small balance account fees and involuntary redemptions resulting from failure to meet account minimums.

Although the Cognitive Value Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund, the Small Cap Advantage Fund and the Small Cap Value Fund do not normally grant individual waivers of the redemption or exchange fee, the redemption or exchange fee may be waived by HighMark Funds’

Chief Compliance Officer or her designee, based upon a review of the facts and circumstances in a written request for waiver of the redemption or exchange fee. Each Fund reserves the right to modify or eliminate redemption fees and exchange fees at any time in its discretion.

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder’s financial adviser. In addition, HighMark Capital Management, Inc. will use its best efforts to detect short-term trading activity in a Fund’s Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. HighMark Capital Management, Inc., however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund’s underlying beneficial owners. However, each such financial intermediary is contractually obligated to implement HighMark Funds’ market timing policy and to stop a beneficial owner from trading if so requested by HighMark Funds. If HighMark Capital Management, Inc. reviews a financial intermediary’s market timing policy and concludes that it sufficiently protects HighMark Funds’ shareholders, HighMark Capital Management, Inc. may choose to defer to the financial intermediary’s policy rather than implement HighMark Funds’ policy through that financial intermediary. In the event that the Funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Orders through Financial Intermediaries

If you are investing in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of an Internal Revenue Service (“IRS”) recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains a master account with the Fund for trading on behalf of its customers, the financial intermediary through whom you are investing may choose to adopt different or additional conditions on purchases, redemptions and exchanges of Fund Shares to discourage frequent trading and redemptions. Consult your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what conditions may be applicable to you. The Funds are not responsible for the failure of a financial intermediary to carry out its responsibilities.

HIGHMARK FUNDS

Disclosure of Portfolio Holdings

HighMark Capital Management, Inc. has established a policy with respect to the disclosure of a Fund’s portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund’s complete monthly portfolio holdings are generally available to you within 10 business days after the end of the period on HighMark Funds’ web site by selecting “Individual Investor,” clicking on “Our Funds,” selecting a Fund and clicking on “Composition.”

Note that the Funds or HighMark Capital Management, Inc. may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Mailings to Households

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-433-6884 or contact your financial institution. We will begin sending you individual copies within thirty days after receiving your request.

DISTRIBUTIONS

As a mutual fund shareholder, you may receive capital gains and/or income from your investment. The Funds may periodically declare and pay dividends from net investment income separately for each class of Shares. Each of the HighMark Fixed-Income Funds may declare and pay monthly dividends separately for each class of Shares from any net tax-exempt income and/or net taxable investment income. Each of the Asset Allocation Portfolios may declare and pay dividends from net investment income quarterly. Each Fund expects to distribute substantially all of its income and capital gains annually. None of the Funds has a targeted dividend rate and none of them guarantees that it will pay any dividends or other distributions.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Fixed-Income Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type of notification, send a letter with your request, including your name and account number to:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash. In general, a Fund’s Class A Shares will pay higher dividends than Class B and Class C Shares, because Class B Shares and Class C Shares have higher distribution fees.

TAXES

Your investments in the Funds may have a number of tax implications. We have summarized some of the main U.S. federal income tax considerations generally applicable to investments by U.S. persons in a Fund. Note, however, that the following is general information and your investment in a Fund may have other tax implications. The information below will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. You can find more information about the potential tax consequences of investments in the Funds in the SAI.

Important Note: if you have not done so already, be sure to provide us with your correct taxpayer identification number or certify that it is correct. Unless we have that information, we must, by law, withhold a portion of the distributions you would otherwise be entitled to receive from your Fund investments as well as a portion of any proceeds you would normally receive from selling Fund Shares.

End-of-Year Tax Statements

With respect to each calendar year, we will send you a statement early in the following year showing the federal income tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax advisor for the most up-to-date information and specific guidance regarding your particular tax situation including possible foreign, state and local taxes.

Tax Treatment of the Funds

Each Fund has elected and intends to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. If a Fund were to fail to qualify as a regulated investment company, it would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders. Additionally, all distributions, including distributions of net long-term capital gains and exempt-interest dividends, would be taxable to shareholders as ordinary income.

Taxation of Shareholder Transactions

An exchange of a HighMark Fund’s Shares for Shares of another HighMark Fund will be treated as a sale of the Shares exchanged and, as with all sales and redemptions of HighMark Fund Shares, any gain resulting from the transaction generally will be subject to U.S. federal income tax, typically as capital gains.

Taxes on Fund Distributions

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Federal Taxes: For federal income tax purposes, distributions of net investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you’ve owned Shares in the Fund). For taxable years beginning before January 1, 2011, distributions of investment income properly designated by a Fund as derived from “qualified dividend income,” if any, will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. The Fixed-Income Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

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Taxation of Long-Term Capital Gains: In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as capital gain dividends will be taxable to you as long-term capital gains (regardless of how long you’ve owned Shares in the Fund). Long-term capital gain rates have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

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“Buying a Dividend”: You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

•	Reinvestment: A Fund’s distributions are taxable in the manner described above, whether received in cash or reinvested in additional Shares of the Fund.

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Foreign Tax: A Fund’s investment in non-U.S. securities may be subject to foreign withholding and other taxes. This may reduce the return on your investment. Shareholders of all Funds except HighMark International Opportunities Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a Fund. Shareholders of HighMark International Opportunities Fund may be entitled to claim a credit or deduction for their share of foreign taxes paid by the Fund. See the SAI for more information.

•	State and Local Taxes: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

Special Considerations for Shareholders of the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund: Distributions from the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund that are properly designated as “exempt-interest dividends” (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) generally will be exempt from federal income tax. Distributions that are properly designated as exempt-interest dividends may be subject to state and local taxes, although exempt-interest dividends distributed by the California Intermediate Tax-Free Bond Fund will be exempt from California personal income tax, and by the Wisconsin Tax-Exempt Fund will be exempt from Wisconsin personal income tax, if (1) at the close of each quarter of such Fund’s taxable year at least 50% of the value of its total assets consists of obligations the interest from which would be exempt from California or Wisconsin taxation, respectively, if such obligations were held by an individual and (2) such dividends are properly designated as exempt-interest dividends in a written notice mailed to shareholders no later than 60 days after the close of the Fund’s taxable year. The Funds’ portfolio managers expect that substantially all of the income the California Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund distribute will be exempt from federal and California or Wisconsin state personal income taxes respectively, and virtually all of the income the National Intermediate Tax-Free Bond Fund generates will be exempt from federal income tax. Distributions from the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund, if any, that do not constitute exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as long-term capital gains. Gains realized by the Fund on the sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. If you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, investing in these Funds may have on the federal taxation of such benefits. In addition, some of the income from these Funds may be included in the computation of federal and state alternative minimum tax liability, for both individual and corporate shareholders.

Special Considerations for the Asset Allocation Portfolios: An Asset Allocation Portfolio will not be able to offset gains realized by one fund in which it invests against losses realized by another fund in which it invests, unless the Asset Allocation Portfolio disposes of shares of the fund that realized such losses. More generally, the use of a fund-of-funds structure could affect the amount, timing and character of distributions to shareholders, and, therefore, may increase the amount of taxes payable by the shareholders.

HIGHMARK FUNDS

Special Considerations for Non-U.S. Shareholders: Special tax considerations may apply to foreign shareholders. Please consult the SAI and your tax advisor for additional information.

The tax considerations described above may or may not apply to you. See the SAI for further details. Please consult your tax advisor to help determine whether these considerations are relevant to your investments and tax situation.

INVESTOR SERVICES

Automatic Investment Plan (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per HighMark Fund is $100.* AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

*There is a $50 monthly minimum for current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank, N.A., and its affiliates who were participating in HighMark Funds’ AIP on or before December 11, 1998.

Systematic Withdrawal Plan (SWP): HighMark Funds’ Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum withdrawal is $100 per Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

•	Have at least $5,000 in your HighMark Fund(s) account and

•	Have your dividends automatically reinvested.

Before you sign up for SWP, please note the following important considerations:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House (“ACH”) can be run on any date. If your automatic withdrawals through SWP exceed the income your HighMark Fund(s) normally pay, your withdrawals may, over time, deplete your original investment — or exhaust it entirely if you make large and frequent withdrawals.

Fluctuations in the net asset value per share of your Fund(s) may also contribute to the depletion of your principal.

Class A shareholders should note the following:

If you are currently making additional purchases of Shares of HighMark Funds that carry a sales load, or plan to do so, it generally would not be in your best interest to participate in SWP.

Class B shareholders should also note the following:

If you expect to withdraw more than 10% of your account’s current value in any single year, it may not be in your best interest to participate in SWP because you will have to pay a contingent deferred sales charge on Class B withdrawals of this size.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

Please contact HighMark Funds at 1-800-433-6884 for more information.

Systematic Exchange Plan: HighMark Funds’ Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum exchange is $100 per HighMark Equity Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

•	Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund(s) account and

•	Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT HIGHMARK FUNDS

INVESTMENT MANAGEMENT

Investment Adviser

HighMark Capital Management, Inc. serves as the investment adviser of each series of HighMark Funds, including the Funds, and manages its investment portfolios on a day-to-day basis under the supervision of HighMark Funds’ Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of each series of HighMark Funds, including the Funds.

HighMark Capital Management, Inc. is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2010, HighMark Capital Management, Inc. had approximately $16.7 billion in assets under management. HighMark Capital Management, Inc. (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Funds paid the following advisory fees (net of applicable waivers) to HighMark Capital Management, Inc.:

Fund	% of Net Assets
Balanced Fund	0.09%
Cognitive Value Fund	0.73%	*
Core Equity Fund	0.47%
Enhanced Growth Fund	0.71%	*
Equity Income Fund	0.00%	*
Fundamental Equity Fund	0.00%
Geneva Mid Cap Growth Fund	0.67%	*
Geneva Small Cap Growth Fund	0.00%	*
International Opportunities Fund	0.95%	*
Large Cap Growth Fund	0.50%
Large Cap Value Fund	0.53%	**
NYSE Arca Tech 100 Index Fund	0.29%	*
Small Cap Advantage Fund	0.61%
Small Cap Value Fund	0.70%	*
Value Momentum Fund	0.59%
Bond Fund	0.47%
California Intermediate Tax-Free Bond Fund	0.22%
National Intermediate Tax-Free Bond Fund	0.14%
Short Term Bond Fund	0.31%
Wisconsin Tax-Exempt Fund	0.31%	*
Income Plus Allocation Fund	0.00%
Growth & Income Allocation Fund	0.00%
Capital Growth Allocation Fund	0.00%
Diversified Equity Allocation Fund	0.00%

*A portion of the advisory fee is used to pay the Fund’s sub-adviser.

**A portion of the advisory fee was paid to the Fund’s former sub-adviser.

A discussion regarding the basis for HighMark Funds’ Board of Trustees approving the advisory agreement relating to the Funds between HighMark Capital Management, Inc. and HighMark Funds is available in HighMark Funds’ Annual Report to shareholders for the fiscal year ending July 31, 2010.

Sub-Advisers

Small Cap Value Fund. LSV Asset Management (“LSV”) serves as sub-adviser to the Small Cap Value Fund. Under an investment sub-advisory agreement between LSV and HighMark Capital Management, Inc., LSV makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds.

LSV is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Delaware partnership. As of September 30, 2010, LSV had approximately $58.7 billion in assets under management.

Cognitive Value Fund, Enhanced Growth Fund and International Opportunities Fund. Bailard, Inc. (“Bailard”) serves as the sub-adviser to the Cognitive Value Fund, the Enhanced

Growth Fund and the International Opportunities Fund. Under investment sub-advisory agreements between Bailard and HighMark Capital Management, Inc., Bailard makes day-to-day investment decisions for each of the Funds, subject to the supervision of, and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds. Prior to serving as sub-adviser to the Funds, Bailard was the adviser to each Fund’s Predecessor Fund.

Bailard is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a California corporation. As of September 30, 2010, Bailard had approximately $1.7 billion in assets under management.

Equity Income Fund, NYSE Arca Tech 100 Index Fund and Wisconsin Tax-Exempt Fund. Ziegler Capital Management, LLC (“ZCM”) serves as the sub-adviser to the Equity Income Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund. Under investment sub-advisory agreements between ZCM and HighMark Capital Management, Inc., ZCM makes day-to-day investment decisions for the Equity Income Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund, subject to the supervision of, and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds. Prior to serving as sub-adviser to the Funds, ZCM served as the adviser to each Fund’s Predecessor Fund.

ZCM is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Wisconsin limited liability company. As of September 30, 2010, ZCM had approximately $2.9 billion in assets under management.

Geneva Mid Cap Growth Fund and Geneva Small Cap Growth Fund. Geneva Capital Management Ltd. (“Geneva Capital”) serves as the sub-adviser to the Geneva Mid Cap Growth Fund and the Geneva Small Cap Growth Fund. Under investment sub-advisory agreements between Geneva Capital and HighMark Capital Management, Inc., Geneva Capital will make day-to-day investment decisions for the Geneva Mid Cap Growth Fund and the Geneva Small Cap Growth Fund, subject to the supervision of and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds. Geneva Capital previously served as sub-adviser to the Geneva Mid Cap Growth Fund’s Predecessor Fund.

Geneva Capital is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Wisconsin corporation. As of September 30, 2010, Geneva Capital had approximately $1.6 billion in assets under management.

Other Arrangements

HighMark Funds and HighMark Capital Management, Inc. are in the process of seeking an exemptive order from the Securities and Exchange Commission (the “SEC”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which HighMark Capital Management, Inc. will, subject to the supervision and approval of HighMark Funds’

HIGHMARK FUNDS

Board of Trustees, be permitted, with respect to HighMark Funds that may have sub-advisers from time to time, including the Funds, to enter into and materially amend sub-advisory agreements with sub-advisers unaffiliated with HighMark Capital Management, Inc. without such agreements being approved by the shareholders of the applicable Fund. HighMark Funds’ Board of Trustees and HighMark Capital Management, Inc. will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. HighMark Capital Management, Inc. will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that HighMark Funds and HighMark Capital Management, Inc. will obtain this order from the SEC. Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding securities of such Fund.

In addition to the asset-based sub-advisory fee that it pays to Bailard, HighMark Capital Management, Inc. has agreed to make certain periodic payments, out of its own resources, to Bailard. The amount of these additional payments will be based on the average daily net assets of the Class M Shares of the Enhanced Growth Fund, the Cognitive Value Fund and the International Opportunities Fund held by Bailard’s clients. Clients of Bailard pay investment advisory fees to Bailard in connection with the management of the clients’ assets, a portion of which may be invested in one or more of the Enhanced Growth Fund, the Cognitive Value Fund and the International Opportunities Fund. Bailard has agreed with its clients that the amount of the advisory fee paid by the client (whether directly to Bailard or indirectly through Bailard’s management of investment vehicles in which the client invests) will equal a fixed percentage of the value of the client’s account with Bailard. As a result, the direct fee that Bailard receives from its clients will be reduced by the amount of the investment advisory fee (i.e., the fee paid to HighMark Capital Management, Inc.) that such clients indirectly incur as shareholders of such Funds. The additional payments by HighMark Capital Management, Inc. are intended to allow Bailard to reduce the amount of advisory fees that its clients directly incur, as it has done historically, so that these clients do not bear investment advisory fees greater than those agreed to between the client and Bailard. These periodic payments, which are solely the obligation of HighMark Capital Management, Inc., are separate from and in addition to the sub-advisory fees paid to Bailard described above. From August 1, 2009 through July 31, 2010, HighMark Capital Management, Inc. made payments of this type to Bailard totaling approximately $1,123,000.

In addition to the asset-based sub-advisory fee that it pays to ZCM, HighMark Capital Management, Inc. has agreed to make certain yearly payments, out of its own resources, to ZCM. The payments will consist of a fee from HighMark Capital Management, Inc. of up to 0.40% of the value of the shareholdings, measured annually, in the New Funds and the Operating Funds (each as defined below) of accounts that are held of record by ZCM as of the date the New Funds commence operations (the “Commencement Date”) and continue to be held of record by ZCM through the applicable measurement date, which fee is to be paid at the end of each year for five years following the Commencement Date; a fee of 0.10% of the net asset value, measured annually, of the New Funds plus 0.10% of the value of the shareholdings, measured annually, in the Operating Funds of accounts that are held of record by ZCM as of the Commencement Date and continue to be held of record by ZCM through the applicable measurement date, which fee is to be paid at the end of each year for five years following the Commencement Date; and a fee of 0.10% of the value of the shareholdings, measured annually, in all series of HighMark Funds other than series of HighMark Funds sub-advised by ZCM of accounts that are held of record by ZCM as of the applicable measurement date, which fee is to be paid each year as of the anniversary of the Commencement Date. The “New Funds” shall be HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund. The “Operating Funds” shall be HighMark Large Cap Growth Fund, HighMark Large Cap Value Fund and HighMark Value Momentum Fund. These yearly payments, which are solely the obligation of HighMark Capital Management, Inc., are separate from and in addition to the sub-advisory fees paid to ZCM described above. From August 1, 2009 through July 31, 2010, HighMark Capital Management, Inc. did not make payments of these types to ZCM.

Portfolio Managers

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

HighMark Fund	Portfolio Manager(s)
Balanced Fund	David J. Goerz III, Kenneth Wemer,
E. Jack Montgomery(1)
Cognitive Value Fund	Thomas J. Mudge III*, George Y. Sokoloff
Core Equity Fund	David J. Goerz III, Derek Izuel(2)
Enhanced Growth Fund	Sonya Thadhani
Equity Income Fund	Donald J. Nesbitt*, Mikhail I. Alkhazov
Fundamental Equity Fund	Kenneth Wemer, George Rokas, Flavia Araujo, David Dillon, Robert Kang(2)
Geneva Mid Cap Growth Fund	Amy S. Croen, William A. Priebe, Michelle J. Picard, William Scott Priebe(2)
Geneva Small Cap Growth Fund	Amy S. Croen, William A. Priebe, Michelle J. Picard, William Scott Priebe(2)
International Opportunities Fund	Peter M. Hill, Anthony Craddock, Eric P. Leve(2)
Large Cap Growth Fund	Kenneth Wemer, George Rokas, Flavia Araujo, David Dillon, Robert Kang(2)
Large Cap Value Fund	Richard Earnest, Keith Stribling, Todd Lowenstein(2)
NYSE Arca Tech 100 Index Fund	Donald J. Nesbitt*, Mikhail I. Alkhazov
Small Cap Advantage Fund	David J. Goerz III, Derek Izuel(2)
Small Cap Value Fund	Josef Lakonishok, Menno Vermeulen, Puneet Mansharamani(2)
Value Momentum Fund	Richard Earnest, Keith Stribling, Todd Lowenstein(2)
Bond Fund	E. Jack Montgomery*, Jeffrey Klein, Gregory Lugosi
California Intermediate Tax-Free Bond Fund	Robert Bigelow*, Raymond Mow
National Intermediate Tax-Free Bond Fund	Robert Bigelow*, Raymond Mow
Short Term Bond Fund	E. Jack Montgomery*, Jeffrey Klein, Gregory Lugosi
Wisconsin Tax-Exempt Fund	Richard D. Scargill, Paula M. Horn, Michael Sanders, Eric Zenner(2)
Income Plus Allocation Fund	David J. Goerz III
Growth & Income Allocation Fund	David J. Goerz III
Capital Growth Allocation Fund	David J. Goerz III
Diversified Equity Allocation Fund	David J. Goerz III

(1)	Mr. Goerz is responsible for asset allocation decisions; Mr. Wemer is responsible for the management of the equity portion of the Fund’s portfolio; Mr. Montgomery is responsible for the management of the fixed-income portion of the Fund’s portfolio.
(2)	Co-managers.
*	Lead portfolio manager.

HIGHMARK FUNDS

Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
Mikhail I. Alkhazov	Equity Income Fund since 2009; NYSE Arca Tech 100 Index Fund since 2009.	Vice President and portfolio manager of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2000.
Flavia Araujo	Fundamental Equity Fund since 2008; Large Cap Growth Fund since 2006.	Vice President, Senior Research Analyst and Portfolio Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management, Inc. since 2004.
Robert Bigelow	California Intermediate Tax-Free Bond Fund since 1994; National Intermediate Tax-Free Bond Fund since 1996.*	Vice President and Director of Municipal Securities of HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1994.
Anthony Craddock	International Opportunities Fund since 2006.	Senior Vice President of Bailard, Inc.; employee of Bailard since 1997.
Amy S. Croen	Geneva Mid Cap Growth Fund since 2009; Geneva Small Cap Growth Fund since 2009.	Director and Co-President of Geneva Capital Management Ltd.; associated with Geneva Capital Management Ltd. since 1987. Served as Chief Compliance Officer from 2004 to 2008.
David Dillon	Fundamental Equity Fund since 2008; Large Cap Growth Fund since 2007.	Vice President, Senior Research Analyst and Portfolio Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management, Inc. since 2007; senior analyst and portfolio manager at Wells Capital Management from 2002-2006.
Richard Earnest	Large Cap Value Fund since 2010; Value Momentum Fund since 1991.**	Senior Vice President and Director of Value Momentum for HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1964.
David J. Goerz III	Balanced Fund since 2005;
Core Equity Fund since 2005;
Small Cap Advantage Fund since 2007;
Income Plus Allocation Fund since 2004;
	Growth & Income Allocation Fund since 2004; Capital Growth Allocation Fund since 2004; Diversified Equity Allocation Fund since 2006.	Senior Vice President, Chief Investment Officer and Portfolio Manager of HighMark Capital Management, Inc. since 2006; Senior Vice President, Chief Investment Officer — Equity and Portfolio Manager of HighMark Capital Management, Inc. from 2003 to 2005.
Peter M. Hill	International Opportunities Fund since 2006.	Chief Executive Officer of Bailard, Inc. and serves as an officer and/or director of certain affiliates of Bailard, Inc.; formerly, served as Chief Investment Officer of Bailard, Inc. and as Chairman of the Board of Directors of Bailard Opportunity Fund Group, Inc.

Portfolio Managers (continued)

Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
Paula M. Horn	Wisconsin Tax-Exempt Fund since 2009.	Managing Director and Chief Investment Officer — Fixed-Income of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2009; President of DeSari Capital from August 2007 to December 2008; associated with Deerfield Capital from February 2000 to August 2007.
Derek Izuel	Core Equity Fund since 2008; Small Cap Advantage Fund since 2008.	Vice President and Director of Quantitative Strategies of HighMark Capital Management, Inc., associated with HighMark Capital Management, Inc. since 2008; senior portfolio manager for Invesco from 1997 to 2008.
Robert Kang	Fundamental Equity Fund since 2008; Large Cap Growth Fund since 2006.	Vice President, Senior Research Analyst and Portfolio Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management, Inc. since 2004.
Jeffrey Klein	Bond Fund since 2010; Short Term Bond Fund since 2010.	Fixed Income Funds Manager of HighMark Capital Management, Inc., associated with HighMark Capital Management, Inc. since 2010; Senior Portfolio Manager of Bishop Street Capital Management from 2009 to 2010; Managing Director, Co-Head U.S. Fixed Income and Head of U.S. Credit Management of Halbis Capital Management from 2005 to 2007; Portfolio Manager of Dodge & Cox from 1992 to 2004.
Josef Lakonishok	Small Cap Value Fund since 2001.	Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of LSV Asset Management since 1994.
Eric P. Leve	International Opportunities Fund since 2006.	Executive Vice President of Bailard, Inc. and co-manager of Bailard Inc.’s separate account bond portfolios; employee of Bailard since 1987.
Todd Lowenstein	Large Cap Value Fund since 2010; Value Momentum Fund since 2001.	Vice President and Director of Value Momentum for HighMark Capital Management, Inc.; associated with HighMark Capital Management, Inc. since 2001.
Gregory Lugosi	Bond Fund since 1994; Short Term Bond Fund since 2004.	Vice President and Fixed Income Funds Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1991.

HIGHMARK FUNDS

Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
Puneet Mansharamani	Small Cap Value Fund since 2006.	Partner and Portfolio Manager of LSV since 2006; Senior Quantitative Analyst at LSV since 2000.
E. Jack Montgomery	Balanced Fund since 2000; Bond Fund since 1994; Short Term Bond Fund since 2004.	Vice President and Director of Fixed-Income of HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1994.
Raymond Mow	California Intermediate Tax-Free Bond Fund since 1995; National Intermediate Tax-Free Bond Fund since 1996.***	Vice President and Fixed-Income Funds Manager of HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1995.
Thomas J. Mudge III	Cognitive Value Fund since 2006.	Portfolio manager of Bailard Cognitive Value Fund, the Fund’s Predecessor Fund, from 2001 to 2006; lead portfolio manager of the Cognitive Value Fund’s portfolio management team since 2007; Senior Vice President of Bailard, Inc. and part of Bailard, Inc.’s domestic equity management team since 1987.
Donald J. Nesbitt	Equity Income Fund since 2009; NYSE Arca Tech 100 Index Fund since 2009.	Chief Investment Officer — Equities and a Managing Director of the Ziegler Companies, Inc., parent company of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2002.
Michelle J. Picard	Geneva Mid Cap Growth Fund since 2009; Geneva Small Cap Growth Fund since 2009.	Director and Executive Vice President of Geneva Capital Management Ltd. Associated with Geneva Capital Management Ltd. since 1999.
William A. Priebe	Geneva Mid Cap Growth Fund since 2009; Geneva Small Cap Growth Fund since 2009.	Director and Co-President of Geneva Capital Management Ltd.; associated with Geneva Capital Management Ltd. since 1987.
William Scott Priebe	Geneva Mid Cap Growth Fund since 2009; Geneva Small Cap Growth Fund since 2009.	Director and Executive Vice President of Geneva Capital Management Ltd.; associated with Geneva Capital Management Ltd. since 2004.
George Rokas	Fundamental Equity Fund since 2008; Large Cap Growth Fund since 2006.	Vice President and Senior Equity Research Analyst/Portfolio Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1990 (1990-1997 and 1999-present).

Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
Michael Sanders	Wisconsin Tax-Exempt Fund since 2009.	Vice President and portfolio manager of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2004.
Richard D. Scargill	Wisconsin Tax-Exempt Fund since 2009.	Senior Vice President of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2002.
George Y. Sokoloff	Cognitive Value Fund since 2007.	Member of the Cognitive Value Fund’s portfolio management team since 2007; Director of Quantitative Research and a Senior Vice President of Bailard, Inc. Formerly, was a research analyst for Bailard Inc.; developed quantitative stock selection models for StarMine prior to joining Bailard, Inc.
Keith Stribling	Large Cap Value Fund since 2010; Value Momentum Fund since 1998.	Vice President and Director of Value Momentum for HighMark Capital Management Inc.; associated with HighMark Capital Management and its predecessors since 1995.
Sonya Thadhani	Enhanced Growth Fund since 2006.	Portfolio manager of Bailard Enhanced Growth Fund, the Fund’s Predecessor Fund, from 2005 to 2006; currently Chief Investment Officer of Bailard, Inc. and joined Bailard, Inc.’s domestic equity management team in 1994.
Menno Vermeulen	Small Cap Value Fund since 2001.	Partner since 1998 and Portfolio Manager and Senior Quantitative Analyst of LSV Asset Management since 1995.
Kenneth Wemer	Balanced Fund since 2005; Fundamental Equity Fund since 2008; Large Cap Growth Fund since 2006.	Vice President and Director of Equity Research for HighMark Capital Management, Inc., associated with HighMark Capital Management, Inc. since 2003.
Eric Zenner	Wisconsin Tax-Exempt Fund since 2009.	Vice President and Portfolio Manager of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2009; Managing Director and Portfolio Manager of Deerfield Capital from 2003 to 2009.

*	Mr. Bigelow was the portfolio manager of Stepstone California Intermediate Tax-Free Bond Fund prior to its consolidation with the California Intermediate Tax-Free Bond Fund in 1997. Mr. Bigelow was the portfolio manager of the common trust funds prior to their consolidations with the National Intermediate Tax-Free Bond Fund in 2002 and 2003.
**	Mr. Earnest was the portfolio manager of Stepstone Value Momentum Fund prior to its consolidation with the Value Momentum Fund in 1997.
***	Mr. Mow was the back-up portfolio manager of Stepstone California Intermediate Tax-Free Bond Fund prior to its consolidation with the California Intermediate Tax-Free Bond Fund in 1997. Mr. Mow was the back-up portfolio manager of the common trust funds prior to their consolidations with the National Intermediate Tax-Free Bond Fund in 2002 and 2003.

HIGHMARK FUNDS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, as noted in its report dated September 27, 2010. This report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request.

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Balanced Fund
Class A Shares
For the periods ended July 31,:
2010	$11.29	$0.192	$1.186	$1.378	$(0.138)	$—	$(0.138)	$—		$12.53	12.24%	$5,657	1.23%	1.85%	1.56%	31%
2009	12.56	0.185	(1.270)~	(1.085)	(0.185)	—	(0.185)	—		11.29	(8.46)	4,516	1.22	1.81	1.76	48
2008	14.92	0.256	(1.130)	(0.874)	(0.250)	(1.236)	(1.486)	—		12.56	(6.69)	5,829	1.21	1.48	1.84	28
2007	14.04	0.260	1.291	1.551	(0.266)	(0.405)	(0.671)	—		14.92	11.14	7,359	1.19	1.37	1.75	23
2006	13.79	0.224	0.258	0.482	(0.232)	—	(0.232)	—		14.04	3.52	7,065	1.17	1.34	1.61	16
Class B Shares
For the periods ended July 31,:
2010	$11.25	$0.118	$1.188	$1.306	$(0.056)	$—	$(0.056)	$—		$12.50	11.62%	$455	1.83%	2.35%	0.96%	31%
2009	12.52	0.122	(1.267)~	(1.145)	(0.125)	—	(0.125)	—		11.25	(9.03)	544	1.82	2.31	1.16	48
2008	14.87	0.175	(1.123)	(0.948)	(0.166)	(1.236)	(1.402)	—		12.52	(7.21)	1,295	1.80	1.97	1.25	28
2007	14.00	0.170	1.282	1.452	(0.177)	(0.405)	(0.582)	—		14.87	10.44	2,277	1.79	1.87	1.15	23
2006	13.75	0.138	0.259	0.397	(0.147)	—	(0.147)	—		14.00	2.90	3,089	1.79	1.85	0.99	16
Class C Shares
For the periods ended July 31,:
2010	$11.22	$0.118	$1.183	$1.301	$(0.061)	$—	$(0.061)	$—		$12.46	11.61%	$510	1.83%	2.35%	0.96%	31%
2009	12.49	0.121	(1.264)~	(1.143)	(0.127)	—	(0.127)	—		11.22	(9.03)	333	1.82	2.31	1.16	48
2008	14.85	0.171	(1.128)	(0.957)	(0.167)	(1.236)	(1.403)	—		12.49	(7.29)	373	1.81	1.98	1.24	28
2007	13.98	0.171	1.284	1.455	(0.180)	(0.405)	(0.585)	—		14.85	10.48	393	1.79	1.87	1.15	23
2006	13.73	0.138	0.261	0.399	(0.149)	—	(0.149)	—		13.98	2.92	338	1.79	1.85	0.99	16
Cognitive Value Fund
Class A Shares
For the periods ended July 31,:
2010	$7.89	$0.030	$1.501 #	$1.531	$(0.051)	$—	$(0.051)	$—	***	$9.37	19.60%#	$655	1.45%	1.58%	0.34%	152%
2009	10.19	0.056	(2.341)	(2.285)	(0.015)	—	(0.015)	—	***	7.89	(22.40)	333	1.40	1.59	0.74	141
2008	12.97	0.041	(1.390)	(1.349)	(0.051)	(1.380)	(1.431)	—	***	10.19	(11.22)	509	1.41	1.53	0.35	109
2007	13.02	0.037	1.461	1.498	(0.054)	(1.494)	(1.548)	—		12.97	11.52	3,766	1.34	1.48	0.28	103
2006 (1)	13.53	0.029	(0.539)	(0.510)	—	—	—	—		13.02	(3.77)	483	0.94 *	0.94 *	0.67 *	76
Class C Shares
For the periods ended July 31,:
2010	$7.68	$(0.022)	$1.473 #	$1.451	$(0.021)	$—	$(0.021)	$—	***	$9.11	18.92%#	$520	2.05%	2.08%	(0.26)%	152%
2009	10.04	0.008	(2.316)	(2.308)	(0.052)	—	(0.052)	—	***	7.68	(22.92)	413	2.02	2.09	0.12	141
2008	12.89	(0.029)	(1.380)	(1.409)	(0.061)	(1.380)	(1.441)	—	***	10.04	(11.81)	50	2.02	2.05	(0.27)	109
2007	12.98	(0.043)	1.447	1.404	—	(1.494)	(1.494)	—		12.89	10.79	31	1.97	2.01	(0.32)	103
2006 (1)	13.53	(0.013)	(0.537)	(0.550)	—	—	—	—		12.98	(4.07)	3	1.86 *	1.86 *	(0.29)*	76

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
***	Amount represents less than $0.001.
†	Per share amounts calculated using average shares method.
#	Includes payment by affiliates of $0.001 per share. The effects of such payments did not affect the amount shown as total return for the period.
~	Includes $0.012 of Fair Funds Settlement.
(1)	Commenced operations on April 3, 2006.

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)		Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Equity Fund
Class A Shares
For the periods ended July 31,:
2010	$6.38	$0.061	$0.848	$0.909	$(0.059)	$—	$(0.059)	$—	$7.23	14.27%	$2,640		1.23%	1.47%	0.85%	93%
2009	8.10	0.103	(1.722)	(1.619)	(0.101)	—	(0.101)	—	6.38	(19.83)	2,004		1.20	1.44	1.72	42
2008	9.93	0.108	(1.495)	(1.387)	(0.106)	(0.337)	(0.443)	—	8.10	(14.45)	3,400		1.19	1.37	1.17	56
2007	8.76	0.072	1.175	1.247	(0.077)	—	(0.077)	—	9.93	14.24	8,664		1.18	1.34	0.72	79
2006	8.09	0.066	0.672	0.738	(0.068)	—	(0.068)	—	8.76	9.15	2,749		1.17	1.34	0.79	72
Class B Shares
For the periods ended July 31,:
2010	$6.23	$0.017	$0.829	$0.846	$(0.016)	$—	$(0.016)	$—	$7.06	13.58%	$451		1.83%	1.97%	0.25%	93%
2009	7.92	0.066	(1.687)	(1.621)	(0.069)	—	(0.069)	—	6.23	(20.35)	900		1.80	1.94	1.12	42
2008	9.74	0.050	(1.473)	(1.423)	(0.060)	(0.337)	(0.397)	—	7.92	(15.08)	1,873		1.79	1.86	0.57	56
2007	8.61	0.018	1.152	1.170	(0.040)	—	(0.040)	—	9.74	13.57	2,663		1.78	1.83	0.19	79
2006	7.95	0.014	0.671	0.685	(0.025)	—	(0.025)	—	8.61	8.63	2,717		1.79	1.84	0.17	72
Class C Shares
For the periods ended July 31,:
2010	$6.21	$0.017	$0.821	$0.838	$(0.018)	$—	$(0.018)	$—	$7.03	13.50%	$441		1.83%	1.97%	0.25%	93%
2009	7.92	0.064	(1.699)	(1.635)	(0.075)	—	(0.075)	—	6.21	(20.52)	446		1.80	1.94	1.12	42
2008	9.74	0.052	(1.472)	(1.420)	(0.063)	(0.337)	(0.400)	—	7.92	(15.05)	664		1.77	1.84	0.59	56
2007	8.61	0.013	1.155	1.168	(0.038)	—	(0.038)	—	9.74	13.59	811		1.78	1.83	0.13	79
2006	7.96	0.014	0.661	0.675	(0.025)	—	(0.025)	—	8.61	8.50	310		1.79	1.84	0.17	72
Enhanced Growth Fund
Class A Shares
For the periods ended July 31,:
2010	$7.96	$(0.042)	$1.133	$1.091	$(0.001)	$—	$(0.001)	$—	$9.05	13.71%	$2,277		1.43%	1.58%	(0.46)%	17%
2009	9.17	(0.018)	(1.192)	(1.210)	—	—	—	—	7.96	(13.20)	875		1.40	1.56	(0.26)	24
2008	10.17	(0.065)	(0.935)	(1.000)	—	—	—	—	9.17	(9.83)	654		1.38	1.51	(0.66)	21
2007	8.05	(0.075)	2.195	2.120	—	—	—	—	10.17	26.34	223		1.35	1.49	(0.77)	40
2006 (1)	9.29	(0.029)	(1.211)	(1.240)	—	—	—	—	8.05	(13.35)	39		1.35 *	1.49 *	(1.10)*	53
Class C Shares
For the periods ended July 31,:
2010	$7.82	$(0.093)	$1.113	$1.020	$— ***	$—	$— ***	$—	$8.84	13.04%	$180		2.03%	2.08%	(1.06)%	17%
2009	9.07	(0.059)	(1.191)	(1.250)	—	—	—	—	7.82	(13.78)	122		2.00	2.06	(0.87)	24
2008	10.12	(0.123)	(0.927)	(1.050)	—	—	—	—	9.07	(10.38)	288		1.99	2.02	(1.27)	21
2007	8.06	(0.133)	2.193	2.060	—	—	—	—	10.12	25.56	6		1.89	1.92	(1.38)	40
2006 (1)	9.29	(0.025)	(1.205)	(1.230)	—	—	—	—	8.06	(13.24)	—	@	1.47 *	1.49 *	(0.87)*	53

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
***	Amount represents less than $0.001.
†	Per share amounts calculated using average shares method.
@	Amount represents less than $1,000.
(1)	Commenced operations on April 3, 2006.

HIGHMARK FUNDS

		Investment Activities				Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Equity Income Fund
Class A Shares
For the period ended July 31,:
2010	$6.97	$0.234		$0.883	$1.117	$(0.197)	$—	$(0.197)	$—	$7.89	16.06%	$9,976	1.15%		2.05%		3.03%		46%
For the nine month period ended July 31,††:
2009	7.37	0.150		(0.386)	(0.236)	(0.164)	—	(0.164)#	—	6.97	(2.93)	11,793	1.16	*~	2.47	*~	3.17	*	32
For the periods ended October 31,:
2008	12.01	0.30	^	(4.31)	(4.01)	(0.28)	(0.35)	(0.63)	—	7.37	(34.84)	13,298	1.15		1.68		2.95		83
2007	11.43	0.29	^	0.85	1.14	(0.26)	(0.30)	(0.56)	—	12.01	10.23	28,991	1.15		1.42		2.51		85
2006	9.77	0.29	^	1.70	1.99	(0.27)	(0.06)	(0.33)	—	11.43	20.75	18,437	1.15		1.74		2.83		38
2005 (1)	10.00	0.16	^	(0.32)	(0.16)	(0.07)	—	(0.07)	—	9.77	(1.58)	8,041	1.15	*	2.71	*	2.51	*	44
Class B Shares
For the period ended July 31,:
2010	$6.99	$0.188		$0.877	$1.065	$(0.145)	$—	$(0.145)	$—	$7.91	15.25%	$1,813	1.75%		2.55%		2.43%		46%
For the nine month period ended July 31,††:
2009	7.35	0.116		(0.368)	(0.252)	(0.108)	—	(0.108)#	—	6.99	(3.24)	2,341	1.87	*~	3.17	*~	2.45	*	32
For the periods ended October 31,:
2008	11.95	0.24	^	(4.33)	(4.09)	(0.16)	(0.35)	(0.51)	—	7.35	(35.44)	3,121	1.90		2.42		2.23		83
2007	11.38	0.22	^	0.83	1.05	(0.20)	(0.28)	(0.48)	—	11.95	9.41	8,590	1.90		2.16		1.87		85
2006	9.74	0.22	^	1.69	1.91	(0.21)	(0.06)	(0.27)	—	11.38	19.91	7,613	1.90		2.48		2.05		38
2005 (1)	10.00	0.10	^	(0.31)	(0.21)	(0.05)	—	(0.05)	—	9.74	(2.09)	2,969	1.90	*	3.47	*	1.75	*	44
Class C Shares
For the period ended July 31,:
2010	$6.94	$0.187		$0.868	$1.055	$(0.145)	$—	$(0.145)	$—	$7.85	15.22%	$2,194	1.75%		2.55%		2.43%		46%
For the nine month period ended July 31,††:
2009	7.33	0.115		(0.379)	(0.264)	(0.126)	—	(0.126)#	—	6.94	(3.39)	2,832	1.87	*~	3.17	*~	2.45	*	32
For the periods ended October 31,:
2008	11.95	0.21	^	(4.28)	(4.07)	(0.20)	(0.35)	(0.55)	—	7.33	(35.38)	4,057	1.90		2.44		2.18		83
2007	11.40	0.22	^	0.82	1.04	(0.21)	(0.28)	(0.49)	—	11.95	9.39	7,171	1.90		2.16		1.81		85
2006	9.74	0.21	^	1.71	1.92	(0.20)	(0.06)	(0.26)	—	11.40	19.96	5,338	1.90		2.45		2.02		38
2005 (2)	9.89	0.11	^	(0.21)	(0.10)	(0.05)	—	(0.05)	—	9.74	(1.00)	1,466	1.89	*	3.47	*	1.77	*	44
Fundamental Equity Fund
Class A Shares
For the periods ended July 31,:
2010	$16.25	$0.179		$1.680	$1.859	$(0.069)	$—	$(0.069)	$—	$18.04	11.44%	$5	1.22%		1.92%		1.00%		26%
2009 (3)	20.00	0.114		(3.786)	(3.672)	(0.078)	—	(0.078)	—	16.25	(18.29)	3	1.22	*	2.06	*	0.82	*	62
Class C Shares
For the periods ended July 31,:
2010	$16.14	$0.072		$1.767	$1.839	$(0.069)	$—	$(0.069)	$—	$17.91	11.39%	$12	1.82%		2.42%		0.40%		26%
2009 (3)	20.00	0.023		(3.845)	(3.822)	(0.038)	—	(0.038)	—	16.14	(19.08)	—	1.82	*	2.56	*	0.22	*	62

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	On June 8, 2009, HighMark Funds acquired the assets and assumed the identified liabilities of North Track Equity Income Fund, North Track Geneva Growth Fund, North Track NYSE Arca Tech 100 Index Fund and North Track Wisconsin Tax-Exempt Fund (the “North Track Funds”). The fiscal year end of the North Track Funds, the predecessor funds to HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund, was October 31. The fiscal year end of the successor HighMark Funds is July 31.
^	Per share amounts calculated using SEC method.
#	Includes Return of Capital of $0.005 for Class A Shares and $0.004 for Class B Shares and Class C Shares.
~	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the period ended July 31, 2009, which is not included in the contractual expense limitations. The interest expense is from utilizing a line of credit.
(1)	Commenced operations on April 1, 2005.
(2)	Commenced operations on April 4, 2005.
(3)	Commenced operations on August 1, 2008.

		Investment Activities				Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Geneva Mid Cap Growth Fund
Class A Shares
For the period ended July 31,:
2010	$15.03	$(0.152)		$3.042	$2.890	$—	$—	$—	$—		$17.92	19.22%	$176,924	1.38%		1.57%		(0.90)%	26%
For the nine month period ended July 31,††:
2009	13.53	(0.103)		1.603	1.500	—	—	—	—		15.03	11.16	148,670	1.70	*~	1.72	*~	(1.07)*	24
For the periods ended October 31,:
2008	21.80	(0.17	)^	(6.94)	(7.11)	—	(1.16)	(1.16)	—		13.53	(34.29)	132,592	1.38		1.38		(0.91)	22
2007	18.37	(0.18	)^	3.68	3.50	—	(0.07)	(0.07)	—		21.80	19.11	211,653	1.37		1.37		(0.90)	36
2006	16.57	(0.11	)^	1.91	1.80	—	—	—	—		18.37	10.86	184,239	1.36		1.36		(0.76)	22
2005	14.06	(0.12	)^	2.63	2.51	—	—	—	—		16.57	17.85	100,553	1.40		1.40		(0.98)	20
Class B Shares
For the period ended July 31,:
2010	$13.87	$(0.233)		$2.803	$2.570	$—	$—	$—	$—		$16.44	18.53%	$6,209	1.98%		2.07%		(1.50)%	26%
For the nine month period ended July 31,††:
2009	12.55	(0.158)		1.478	1.320	—	—	—	—		13.87	10.52	7,420	2.42	*~	2.42	*~	(1.78)*	24
For the periods ended October 31,:
2008	20.45	(0.34	)^	(6.40)	(6.74)	—	(1.16)	(1.16)	—		12.55	(34.77)	8,143	2.13		2.13		(1.66)	22
2007	17.37	(0.38	)^	3.53	3.15	—	(0.07)	(0.07)	—		20.45	18.19	17,627	2.11		2.11		(1.65)	36
2006	15.79	(0.28	)^	1.86	1.58	—	—	—	—		17.37	10.01	23,823	2.11		2.11		(1.49)	22
2005	13.49	(0.24	)^	2.54	2.30	—	—	—	—		15.79	17.05	22,947	2.15		2.15		(1.73)	20
Class C Shares
For the period ended July 31,:
2010	$14.04	$(0.237)		$2.837	$2.600	$—	$—	$—	$—		$16.64	18.52%	$18,896	1.98%		2.07%		(1.50)%	26%
For the nine month period ended July 31,††:
2009	12.70	(0.160)		1.500	1.340	—	—	—	—		14.04	10.55	14,708	2.42	*~	2.42	*~	(1.79)*	24
For the periods ended October 31,:
2008	20.69	(0.28	)^	(6.55)	(6.83)	—	(1.16)	(1.16)	—		12.70	(34.80)	14,433	2.13		2.13		(1.66)	22
2007	17.57	(0.31	)^	3.50	3.19	—	(0.07)	(0.07)	—		20.69	18.21	21,790	2.12		2.12		(1.65)	36
2006	15.97	(0.23	)^	1.83	1.60	—	—	—	—		17.57	10.02	18,953	2.11		2.11		(1.50)	22
2005	13.65	(0.20	)^	2.52	2.32	—	—	—	—		15.97	17.00	11,395	2.15		2.15		(1.73)	20
Geneva Small Cap Growth Fund
Class A Shares
For the periods ended July 31,:
2010	$20.70	$(0.264)		$3.954	$3.690	$—	$—	$—	$—	***	$24.39	17.83%	$3,220	1.62%		2.73%		(1.15)%	62%
2009 (1)	20.00	(0.025)		0.725	0.700	—	—	—	—		20.70	3.50	1,988	1.62	*	8.59	*	(0.98)*	7
Class C Shares
For the periods ended July 31,:
2010	$20.69	$(0.401)		$3.941	$3.540	$—	$—	$—	$—	***	$24.23	17.11%	$260	2.22%		3.23%		(1.75)%	62%
2009 (1)	20.00	(0.039)		0.729	0.690	—	—	—	—		20.69	3.45	36	2.22	*	9.09	*	(1.58)*	7
Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
***	Amount represents less than $0.001.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	On June 8, 2009, HighMark Funds acquired the assets and assumed the identified liabilities of North Track Equity Income Fund, North Track Geneva Growth Fund, North Track NYSE Arca Tech 100 Index Fund and North Track Wisconsin Tax-Exempt Fund (the “North Track Funds”). The fiscal year end of the North Track Funds, the predecessor funds to HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund, was October 31. The fiscal year end of the successor HighMark Funds is July 31.
^	Per share amounts calculated using SEC method.
~	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the period ended July 31, 2009, which is not included in the contractual expense limitations.
(1)	Commenced operations on June 12, 2009.

HIGHMARK FUNDS

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
International Opportunities Fund
Class A Shares
For the periods ended July 31,:
2010	$5.98	$0.082	$0.401	$0.483	$(0.143)	$—	$(0.143)	$—	***	$6.32	8.04%	$6,693	1.60%	1.78%	1.28%	84%
2009	8.45	0.107	(2.340)	(2.233)	(0.092)	(0.145)	(0.237)	—	***	5.98	(25.77)	10,004	1.57	1.81	1.92	134
2008	9.90	0.157	(1.098)	(0.941)	(0.145)	(0.364)	(0.509)	—	***	8.45	(10.33)	17,766	1.53	1.75	1.68	86
2007	8.52	0.136	2.194	2.330	(0.121)	(0.829)	(0.950)	—		9.90	29.00	14,532	1.50	1.74	1.45	32
2006 (1)	8.63	0.052	(0.184)	(0.132)	—	—	—	0.022		8.52	(1.27)	1,952	1.69 *	1.84 *	1.88 *	48
Class C Shares
For the periods ended July 31,:
2010	$5.92	$0.038	$0.390	$0.428	$(0.088)	$—	$(0.088)	$—	***	$6.26	7.39%	$1,975	2.28%	2.28%	.60%	84%
2009	8.35	0.068	(2.297)	(2.229)	(0.056)	(0.145)	(0.201)	—	***	5.92	(26.34)	2,217	2.27	2.31	1.22	134
2008	9.81	0.090	(1.088)	(0.998)	(0.098)	(0.364)	(0.462)	—	***	8.35	(10.87)	4,582	2.23	2.25	0.98	86
2007	8.49	0.056	2.193	2.249	(0.100)	(0.829)	(0.929)	—		9.81	28.04	3,159	2.18	2.23	0.61	32
2006 (1)	8.63	0.034	(0.174)	(0.140)	—	—	—	—		8.49	(1.62)	731	2.28 *	2.33 *	1.23 *	48
Large Cap Growth Fund
Class A Shares
For the periods ended July 31,:
2010	$7.74	$0.076	$0.891	$0.967	$(0.067)	$—	$(0.067)	$—		$8.64	12.48%	$19,881	1.25%	1.46%	0.89%	34%
2009	8.95	0.051	(1.238)^	(1.187)	(0.023)	—	(0.023)	—		7.74	(13.21)	17,543	1.21	1.42	0.72	60
2008	9.85	0.040	(0.916)	(0.876)	(0.024)	—	(0.024)	—		8.95	(8.92)	11,486	1.21	1.36	0.41	43
2007	8.63	0.014	1.206	1.220	—	—	—	—		9.85	14.14	14,284	1.19	1.34	0.15	88
2006	8.48	(0.013)	0.167	0.154	(0.004)	—	(0.004)	—		8.63	1.81	15,809	1.14	1.32	(0.15)	68
Class B Shares
For the periods ended July 31,:
2010	$7.22	$0.023	$0.827	$0.850	$—	$—	$—	$—		$8.07	11.77%	$3,126	1.85%	1.96%	0.29%	34%
2009	8.35	0.008	(1.138)^	(1.130)	—	—	—	—		7.22	(13.53)	5,292	1.81	1.92	0.12	60
2008	9.23	(0.017)	(0.863)	(0.880)	—	—	—	—		8.35	(9.53)	3,279	1.81	1.85	(0.19)	43
2007	8.13	(0.040)	1.140	1.100	—	—	—	—		9.23	13.53	5,835	1.79	1.84	(0.45)	88
2006	8.03	(0.064)	0.164	0.100	—	—	—	—		8.13	1.25	7,519	1.76	1.83	(0.77)	68
Class C Shares
For the periods ended July 31,:
2010	$7.21	$0.023	$0.834	$0.857	$(0.047)	$—	$(0.047)	$—		$8.02	11.88%	$3,250	1.85%	1.96%	0.29%	34%
2009	8.36	0.008	(1.158)^	(1.150)	—	—	—	—		7.21	(13.76)	3,481	1.81	1.92	0.12	60
2008	9.23	(0.018)	(0.852)	(0.870)	—	—	—	—		8.36	(9.43)	766	1.82	1.86	(0.20)	43
2007	8.14	(0.039)	1.129	1.090	—	—	—	—		9.23	13.39	1,097	1.79	1.84	(0.44)	88
2006	8.04	(0.064)	0.164	0.100	—	—	—	—		8.14	1.24	1,304	1.76	1.83	(0.77)	68

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
***	Amount represents less than $0.001.
†	Per share amounts calculated using average shares method.
^	Includes $0.017 of Fair Funds Settlement.
(1)	Commenced operations on April 3, 2006.

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund
Class A Shares
For the periods ended July 31,:
2010	$9.38	$0.164	$0.859	$1.023	$(0.103)	$—	$(0.103)	$—	$10.30	10.91%	$22,407	1.23%	1.41%	1.59%	117%
2009	11.88	0.155	(2.503)	(2.348)	(0.152)	—	(0.152)	—	9.38	(19.69)	28,212	1.20	1.36	1.67	66
2008	15.19	0.177	(2.450)	(2.273)	(0.177)	(0.860)	(1.037)	—	11.88	(15.85)	42,433	1.16	1.34	1.27	65
2007	13.70	0.171	1.485	1.656	(0.166)	—	(0.166)	—	15.19	12.09	153,045	1.14	1.33	1.13	84
2006	12.52	0.129	1.181	1.310	(0.131)	—	(0.131)	0.001	13.70	10.52	134,433	1.17	1.32	0.98	81
Class B Shares
For the periods ended July 31,:
2010	$9.21	$0.100	$0.842	$0.942	$(0.042)	$—	$(0.042)	$—	$10.11	10.23%	$1,265	1.83%	1.91%	0.99%	117%
2009	11.67	0.097	(2.459)	(2.362)	(0.098)	—	(0.098)	—	9.21	(20.18)	2,101	1.80	1.86	1.07	66
2008	14.94	0.092	(2.402)	(2.310)	(0.100)	(0.860)	(0.960)	—	11.67	(16.33)	1,287	1.76	1.83	0.68	65
2007	13.50	0.082	1.458	1.540	(0.100)	—	(0.100)	—	14.94	11.40	2,502	1.74	1.83	0.55	84
2006	12.35	0.047	1.163	1.210	(0.060)	—	(0.060)	—	13.50	9.81	3,042	1.79	1.84	0.36	81
Class C Shares
For the periods ended July 31,:
2010	$9.18	$0.100	$0.843	$0.943	$(0.043)	$—	$(0.043)	$—	$10.08	10.27%	$3,232	1.83%	1.91%	0.99%	117%
2009	11.64	0.097	(2.457)	(2.360)	(0.100)	—	(0.100)	—	9.18	(20.22)	4,025	1.80	1.86	1.07	66
2008	14.90	0.090	(2.390)	(2.300)	(0.100)	(0.860)	(0.960)	—	11.64	(16.31)	5,192	1.77	1.84	0.67	65
2007	13.47	0.079	1.452	1.531	(0.101)	—	(0.101)	—	14.90	11.36	7,742	1.74	1.83	0.53	84
2006	12.32	0.046	1.166	1.212	(0.062)	—	(0.062)	—	13.47	9.86	5,927	1.79	1.84	0.36	81

Amounts designated as “—” are either $0 or have been rounded to $0.

**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method.

HIGHMARK FUNDS

		Investment Activities				Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
NYSE Arca Tech 100 Index Fund
Class A Shares
For the period ended July 31,:
2010	$22.06	$(0.063)		$3.623	$3.560	$—	$—	$—	$—		$25.62	16.18%	$162,267	1.08%		1.25%		(0.26)%		9%
For the nine month period ended July 31,††:
2009	18.53	(0.029)		3.559	3.530	—	—	—	—		22.06	19.05	166,899	1.27	*~@	1.42	*~	(0.21	)*@	10
For the periods ended October 31:
2008	29.13	(0.10	)^	(10.50)	(10.60)	—	—	—	—		18.53	(36.39)	157,076	1.08	##	1.08		(0.37	)##	19
2007	24.67	(0.12	)^	4.58	4.46	—	—	—	—		29.13	18.08	279,501	0.99	##	0.99		(0.45	)##	14
2006	23.10	(0.12	)^	1.69	1.57	—	—	—	—		24.67	6.80	275,177	0.99	#	0.99		(0.47	)#	11
2005	20.73	(0.11	)^	2.48	2.37	—	—	—	—		23.10	11.43	289,674	1.02	#	1.02		(0.48	)#	17
Class B Shares
For the period ended July 31,:
2010	$20.22	$(0.191)		$3.321	$3.130	$—	$—	$—	$—		$23.35	15.48%	$9,889	1.68%		1.75%		(0.86)%		9%
For the nine month period ended July 31,††:
2009	17.08	(0.115)		3.255	3.140	—	—	—	—		20.22	18.38	14,422	1.99	*~@	2.11	*~	(0.92	)*@	10
For the periods ended October 31:
2008	27.06	(0.37	)^	(9.61)	(9.98)	—	—	—	—		17.08	(36.88)	17,314	1.82	##	1.82		(1.10	)##	19
2007	23.09	(0.37	)^	4.34	3.97	—	—	—	—		27.06	17.19	54,103	1.74	##	1.74		(1.20	)##	14
2006	21.78	(0.31	)^	1.62	1.31	—	—	—	—		23.09	6.01	74,106	1.74	#	1.74		(1.22	)#	11
2005	19.69	(0.28	)^	2.37	2.09	—	—	—	—		21.78	10.61	87,420	1.77	#	1.77		(1.23	)#	17
Class C Shares
For the period ended July 31,:
2010	$20.59	$(0.196)		$3.386	$3.190	$—	$—	$—	$—		$23.78	15.49%	$10,680	1.68%		1.75%		(0.86)%		9%
For the nine month period ended July 31,††:
2009	17.39	(0.117)		3.317	3.200	—	—	—	—		20.59	18.40	10,620	1.99	*~@	2.11	*~	(0.92	)*@	10
For the periods ended October 31:
2008	27.55	(0.30	)^	(9.86)	(10.16)	—	—	—	—		17.39	(36.88)	12,839	1.82	##	1.82		(1.12	)##	19
2007	23.51	(0.32	)^	4.36	4.04	—	—	—	—		27.55	17.18	26,946	1.74	##	1.74		(1.20	)##	14
2006	22.17	(0.31	)^	1.65	1.34	—	—	—	—		23.51	6.04	27,514	1.74	#	1.74		(1.22	)#	11
2005	20.05	(0.28	)^	2.40	2.12	—	—	—	—		22.17	10.57	33,503	1.77	#	1.77		(1.24	)#	17
Small Cap Advantage Fund
Class A Shares
For the periods ended July 31,:
2010	$11.80	$(0.084)		$2.779	$2.695	$(0.025)	$—	$(0.025)	$—		$14.47	22.86%	$310	1.60%		2.04%		(0.61)%		78%
2009	16.43	0.020		(4.634)	(4.614)	(0.016)	—	(0.016)	—	***	11.80	(28.08)	227	1.57		2.10		0.18		61
2008	18.82	0.038		(2.246)	(2.208)	(0.072)	(0.110)	(0.182)	—		16.43	(11.74)	168	1.57		1.91		0.23		87
2007 (1)	20.00	0.021		(1.201)	(1.180)	—	—	—	—		18.82	(5.90)	117	1.56	*	2.02	*	0.24	*	26
Class C Shares
For the periods ended July 31,:
2010	$11.65	$(0.161)		$2.731	$2.570	$—	$—	$—	$—		$14.22	22.17%	$77	2.20%		2.54%		(1.21)%		78%
2009	16.36	(0.048)		(4.662)	(4.710)	—	—	—	—	***	11.65	(28.85)	87	2.17		2.60		(0.42)		61
2008	18.80	(0.062)		(2.254)	(2.316)	(0.014)	(0.110)	(0.124)	—		16.36	(12.33)	133	2.17		2.43		(0.38)		87
2007 (1)	20.00	(0.031)		(1.169)	(1.200)	—	—	—	—		18.80	(6.00)	131	2.17	*	2.62	*	(0.35	)*	26

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
***	Amount represents less than $0.001.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	On June 8, 2009, HighMark Funds acquired the assets and assumed the identified liabilities of North Track Equity Income Fund, North Track Geneva Growth Fund, North Track NYSE Arca Tech 100 Index Fund and North Track Wisconsin Tax-Exempt Fund (the “North Track Funds”). The fiscal year end of the North Track Funds, the predecessor funds to HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund, was October 31. The fiscal year end of the successor HighMark Funds is July 31.
^	Per share amounts calculated using SEC method.
#	Does not reflect vendor reimbursement of 0.02%.
##	Does not reflect vendor reimbursement of 0.03%.
~	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the period ended July 31, 2009, which is not included in the contractual expense limitations.
@	Does not reflect vendor reimbursement of 0.08%.
(1)	Commenced operations on March 1, 2007.

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Value Fund
Class A Shares
For the periods ended July 31,:
2010	$9.22	$0.084	$2.204	$2.288	$(0.108)	$—	$(0.108)	$—	***	$11.40	24.93%	$31,263	1.51%	1.91%	0.79%	34%
2009	11.22	0.141	(1.907)	(1.766)	(0.172)	(0.062)	(0.234)	—	***	9.22	(15.28)	36,132	1.51	1.83	1.75	37
2008	16.68	0.128	(2.570)	(2.442)	(0.142)	(2.877)	(3.019)	0.001		11.22	(15.91)	35,794	1.61	1.76	0.97	25
2007	17.77	0.167	1.109	1.276	(0.133)	(2.234)	(2.367)	0.001		16.68	6.58	59,512	1.59	1.73	0.91	46
2006	19.21	0.068	(0.145)	(0.077)	(0.054)	(1.309)	(1.363)	—		17.77	(0.21)	64,484	1.57	1.74	0.37	35
Class B Shares
For the periods ended July 31,:
2010	$8.69	$0.019	$2.079	$2.098	$(0.048)	$—	$(0.048)	$—	***	$10.74	24.19%	$1,703	2.11%	2.41%	0.19%	34%
2009	10.53	0.090	(1.788)	(1.698)	(0.080)	(0.062)	(0.142)	—	***	8.69	(15.82)	2,890	2.11	2.33	1.15	37
2008	15.85	0.046	(2.430)	(2.384)	(0.060)	(2.877)	(2.937)	0.001		10.53	(16.43)	5,622	2.21	2.26	0.37	25
2007	17.01	0.058	1.052	1.110	(0.037)	(2.234)	(2.271)	0.001		15.85	5.86	10,987	2.19	2.23	0.33	46
2006	18.51	(0.043)	(0.148)	(0.191)	—	(1.309)	(1.309)	—		17.01	(0.87)	13,145	2.18	2.24	(0.25)	35
Class C Shares
For the periods ended July 31,:
2010	$8.63	$0.019	$2.076	$2.095	$(0.055)	$—	$(0.055)	$—	***	$10.67	24.33%	$4,543	2.11%	2.41%	0.19%	34%
2009	10.48	0.089	(1.783)	(1.694)	(0.094)	(0.062)	(0.156)	—	***	8.63	(15.84)	4,952	2.11	2.33	1.15	37
2008	15.76	0.048	(2.415)	(2.367)	(0.037)	(2.877)	(2.914)	0.001		10.48	(16.40)	8,223	2.20	2.25	0.38	25
2007	16.94	0.052	1.056	1.108	(0.055)	(2.234)	(2.289)	0.001		15.76	5.88	20,268	2.19	2.23	0.30	46
2006	18.43	(0.044)	(0.137)	(0.181)	—	(1.309)	(1.309)	—		16.94	(0.82)	18,990	2.18	2.24	(0.25)	35
Value Momentum Fund
Class A Shares
For the periods ended July 31,:
2010	$12.14	$0.230	$1.369	$1.599	$(0.129)	$—	$(0.129)	$—		$13.61	13.18%	$72,132	1.25%	1.36%	1.70%	12%
2009	17.50	0.186	(4.395)	(4.209)	(0.192)	(0.959)	(1.151)	—		12.14	(23.30)	75,156	1.21	1.34	1.57	20
2008	24.17	0.224	(2.934)	(2.710)	(0.234)	(3.726)	(3.960)	—		17.50	(13.22)	24,772	1.21	1.33	1.08	17
2007	23.22	0.282	3.373	3.655	(0.284)	(2.421)	(2.705)	—		24.17	16.08	31,773	1.19	1.33	1.15	19
2006	24.04	0.255	1.780	2.035	(0.255)	(2.600)	(2.855)	—		23.22	9.06	30,047	1.18	1.34	1.09	21
Class B Shares
For the periods ended July 31,:
2010	$11.88	$0.146	$1.339	$1.485	$(0.045)	$—	$(0.045)	$—		$13.32	12.51%	$3,439	1.85%	1.86%	1.10%	12%
2009	17.16	0.115	(4.312)	(4.197)	(0.124)	(0.959)	(1.083)	—		11.88	(23.74)	5,722	1.81	1.84	0.97	20
2008	23.79	0.100	(2.880)	(2.780)	(0.124)	(3.726)	(3.850)	—		17.16	(13.74)	3,823	1.80	1.83	0.49	17
2007	22.92	0.136	3.325	3.461	(0.170)	(2.421)	(2.591)	—		23.79	15.38	6,772	1.79	1.83	0.56	19
2006	23.79	0.114	1.746	1.860	(0.130)	(2.600)	(2.730)	—		22.92	8.36	7,471	1.80	1.84	0.49	21
Class C Shares
For the periods ended July 31,:
2010	$11.84	$0.145	$1.322	$1.467	$(0.047)	$—	$(0.047)	$—		$13.26	12.50%	$2,548	1.85%	1.86%	1.10%	12%
2009	17.10	0.113	(4.289)	(4.176)	(0.125)	(0.959)	(1.084)	—		11.84	(23.76)	3,058	1.81	1.84	0.97	20
2008	23.72	0.107	(2.866)	(2.759)	(0.135)	(3.726)	(3.861)	—		17.10	(13.69)	1,500	1.76	1.79	0.53	17
2007	22.86	0.127	3.330	3.457	(0.176)	(2.421)	(2.597)	—		23.72	15.40	2,061	1.79	1.83	0.53	19
2006	23.74	0.110	1.742	1.852	(0.132)	(2.600)	(2.732)	—		22.86	8.34	1,442	1.80	1.84	0.49	21

Amounts designated as “—” are either $0 or have been rounded to $0.

**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
***	Amount represents less than $0.001.
†	Per share amounts calculated using average shares method.

HIGHMARK FUNDS

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Bond Fund
Class A Shares
For the periods ended July 31,:
2010	$10.61	$0.443	$0.614	$1.047	$(0.447)	$—	$(0.447)	$—	$11.21	10.08%	$28,952	1.03%	1.25%	3.97%	32%
2009	10.31	0.440	0.310	0.750	(0.450)	—	(0.450)	—	10.61	7.58	22,726	1.02	1.24	4.32	41
2008	10.26	0.479	0.055	0.534	(0.484)	—	(0.484)	—	10.31	5.24	31,167	1.01	1.23	4.58	28
2007	10.22	0.472	0.044	0.516	(0.476)	—	(0.476)	—	10.26	5.11	31,068	1.00	1.24	4.56	16
2006	10.63	0.463	(0.387)	0.076	(0.486)	—	(0.486)	—	10.22	0.75	35,511	0.99	1.24	4.45	20
Class B Shares
For the periods ended July 31,:
2010	$10.56	$0.357	$0.615	$0.972	$(0.372)	$—	$(0.372)	$—	$11.16	9.36%	$1,345	1.71%	1.75%	3.29%	32%
2009	10.26	0.369	0.311	0.680	(0.380)	—	(0.380)	—	10.56	6.87	2,789	1.70	1.74	3.64	41
2008	10.22	0.406	0.046	0.452	(0.412)	—	(0.412)	—	10.26	4.43	4,273	1.69	1.73	3.89	28
2007	10.18	0.400	0.046	0.446	(0.406)	—	(0.406)	—	10.22	4.43	5,577	1.68	1.74	3.87	16
2006	10.59	0.389	(0.383)	0.006	(0.416)	—	(0.416)	—	10.18	0.06	6,926	1.69	1.74	3.75	20
Class C Shares
For the periods ended July 31,:
2010	$10.56	$0.384	$0.609	$0.993	$(0.403)	$—	$(0.403)	$—	$11.15	9.58%	$4,164	1.46%	1.50%	3.54%	32%
2009	10.25	0.396	0.325	0.721	(0.411)	—	(0.411)	—	10.56	7.29	1,309	1.45	1.49	3.89	41
2008	10.20	0.430	0.060	0.490	(0.440)	—	(0.440)	—	10.25	4.82	194	1.45	1.49	4.14	28
2007	10.17	0.425	0.039	0.464	(0.434)	—	(0.434)	—	10.20	4.61	102	1.43	1.49	4.13	16
2006	10.57	0.423	(0.384)	0.039	(0.439)	—	(0.439)	—	10.17	0.39	91	1.43	1.49	4.10	20
California Intermediate Tax-Free Bond Fund
Class A Shares
For the periods ended July 31,:
2010	$9.98	$0.300	$0.218	$0.518	$(0.301)	$(0.017)	$(0.318)	$—	$10.18	5.26%	$76,111	0.78%	1.27%	2.97%	17%
2009	9.78	0.318	0.217	0.535	(0.317)	(0.018)	(0.335)	—	9.98	5.57	48,833	0.77	1.28	3.22	12
2008	9.68	0.323	0.120	0.443	(0.330)	(0.013)	(0.343)	—	9.78	4.62	28,430	0.75	1.25	3.30	14
2007	9.77	0.334	(0.045)	0.289	(0.343)	(0.036)	(0.379)	—	9.68	3.00	27,500	0.74	1.25	3.42	2
2006	10.08	0.344	(0.207)	0.137	(0.347)	(0.100)	(0.447)	—	9.77	1.40	37,472	0.75	1.25	3.47	5
Class B Shares
For the periods ended July 31,:
2010	$9.98	$0.230	$0.213	$0.443	$(0.226)	$(0.017)	$(0.243)	$—	$10.18	4.49%	$635	1.48%	1.77%	2.27%	17%
2009	9.77	0.249	0.225	0.474	(0.246)	(0.018)	(0.264)	—	9.98	4.92	1,621	1.47	1.78	2.52	12
2008	9.67	0.254	0.119	0.373	(0.260)	(0.013)	(0.273)	—	9.77	3.88	3,254	1.46	1.76	2.59	14
2007	9.76	0.266	(0.044)	0.222	(0.276)	(0.036)	(0.312)	—	9.67	2.29	4,326	1.44	1.75	2.72	2
2006	10.08	0.272	(0.214)	0.058	(0.278)	(0.100)	(0.378)	—	9.76	0.60	5,345	1.46	1.75	2.75	5
Class C Shares
For the periods ended July 31,:
2010	$9.95	$0.253	$0.221	$0.474	$(0.257)	$(0.017)	$(0.274)	$—	$10.15	4.82%	$14,860	1.23%	1.52%	2.52%	17%
2009	9.76	0.272	0.211	0.483	(0.275)	(0.018)	(0.293)	—	9.95	5.03	4,938	1.22	1.53	2.77	12
2008	9.66	0.275	0.125	0.400	(0.287)	(0.013)	(0.300)	—	9.76	4.18	1,287	1.22	1.52	2.83	14
2007	9.75	0.289	(0.046)	0.243	(0.297)	(0.036)	(0.333)	—	9.66	2.52	259	1.19	1.50	2.96	2
2006	10.06	0.296	(0.206)	0.090	(0.300)	(0.100)	(0.400)	—	9.75	0.93	540	1.22	1.50	3.00	5

Amounts designated as “—” are either $0 or have been rounded to $0.

**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method.

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)		Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
National Intermediate Tax-Free Bond Fund
Class A Shares
For the periods ended July 31,:
2010	$11.20	$0.311	$0.278	$0.589	$(0.309)	$—	$(0.309)	$—	$11.48	5.33%	$22,335		0.76%		1.32%		2.74%		14%
2009	10.95	0.343	0.260	0.603	(0.344)	(0.009)	(0.353)	—	11.20	5.60	19,285		0.69		1.33		3.10		35
2008	10.83	0.391	0.135	0.526	(0.400)	(0.006)	(0.406)	—	10.95	4.91	7,108		0.54		1.30		3.57		19
2007	10.92	0.405	(0.042)	0.363	(0.414)	(0.039)	(0.453)	—	10.83	3.37	3,159		0.53		1.25		3.70		4
2006	11.25	0.414	(0.230)	0.184	(0.424)	(0.090)	(0.514)	—	10.92	1.69	2,923		0.53		1.25		3.74		7
Class C Shares
For periods ended July 31,:
2010 (1)	$11.40	$0.170	$0.203	$0.373	$(0.283)	$—	$(0.283)	$—	$11.49	2.25%	$2,363		1.21	%*	1.57	%*	2.29	%*	14%
2008 (2)	11.05	0.058	0.070	0.128	(0.058)	—	(0.058)	—	11.12	1.16	—		0.97	*	1.43	*	3.01	*	19 ***
2007	11.12	0.360	(0.045)	0.315	(0.346)	(0.039)	(0.385)	—	11.05	2.86	6		0.97		1.55		3.22		4
2006	11.44	0.368	(0.230)	0.138	(0.368)	(0.090)	(0.458)	—	11.12	1.24	25		1.00		1.51		3.27		7
2005	11.54	0.381	(0.018)	0.363	(0.375)	(0.088)	(0.463)	—	11.44	3.15	50		1.03		1.59		3.30		14
2004 (3)	11.78	0.343	(0.315)	0.028	(0.267)	(0.001)	(0.268)	—	11.54	0.23	—	††	0.67	*	0.67	*	4.30	*	2
Short Term Bond Fund
Class A Shares
For the periods ended July 31,:
2010	$9.98	$0.240	$0.141	$0.381	$(0.261)	$—	$(0.261)	$—	$10.10	3.86%	$22,581		0.94%		1.24%		2.39%		27%
2009	9.88	0.364	0.104	0.468	(0.368)	—	(0.368)	—	9.98	4.88	9,403		0.93		1.32		3.72		54
2008	9.81	0.401	0.076	0.477	(0.407)	—	(0.407)	—	9.88	4.93	271		0.93		1.23		4.05		43
2007	9.76	0.365	0.061	0.426	(0.376)	—	(0.376)	—	9.81	4.43	153		0.91		1.16		3.72		33
2006	9.84	0.319	(0.082)	0.237	(0.317)	—	(0.317)	—	9.76	2.46	1,113		0.90		1.21		3.26		27
Class C Shares
For the periods ended July 31,:
2010	$10.10	$0.197	$0.140	$0.337	$(0.217)	$—	$(0.217)	$—	$10.22	3.37%	$17,565		1.39%		1.49%		1.94%		27%
2009	9.99	0.323	0.112	0.435	(0.325)	—	(0.325)	—	10.10	4.47	3,109		1.38		1.57		3.27		54
2008	9.91	0.362	0.073	0.435	(0.355)	—	(0.355)	—	9.99	4.44	362		1.37		1.47		3.61		43
2007	9.84	0.334	0.066	0.400	(0.330)	—	(0.330)	—	9.91	4.12	1,608		1.36		1.42		3.37		33
2006	9.92	0.277	(0.084)	0.193	(0.273)	—	(0.273)	—	9.84	1.98	2,509		1.37		1.47		2.80		27

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect the any applicable charge. Total return is for the period indicated and has not been annualized.
***	Portfolio Turnover Rate based on one year data.
†	Per share amounts calculated using average shares method.
††	Amount represents less than $1,000.
(1)	Class C shares resumed operations on December 4, 2009, with a beginning net asset value per share of $11.40.
(2)	The information presented is for the period from August 1, 2007 through September 27, 2007. Class C Shares closed on September 27, 2007. The ending net asset value reflects the price for which final redemptions were paid.
(3)	Commenced operations on November 28, 2003.

HIGHMARK FUNDS

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Wisconsin Tax-Exempt Fund
Class A Shares
For the period ended July 31,:
2010	$10.10	$0.359	$0.422	$0.781	$(0.361)	$—	$(0.361)	$—	$10.52	7.95%	$146,665	0.90%		1.29%		3.45%		13%
For the nine month period ended July 31,††:
2009	9.61	0.267	0.481	0.748	(0.258)	—	(0.258)	—	10.10	7.76	140,399	1.03	*	1.28	*	3.61	*	9
For the periods ended October 31,:
2008	10.35	0.37^	(0.74)	(0.37)	(0.37)	—	(0.37)	—	9.61	(3.72)	143,533	0.95		1.06		3.59		9
2007	10.49	0.37^	(0.14)	0.23	(0.37)	—	(0.37)	—	10.35	2.24	157,899	0.99		1.04		3.56		9
2006	10.36	0.37^	0.13	0.50	(0.37)	—	(0.37)	—	10.49	4.89	154,008	1.08		1.08		3.54		6
2005	10.55	0.37^	(0.19)	0.18	(0.37)	—	(0.37)	—	10.36	1.68	150,097	1.09		1.09		3.48		8
Class B Shares
For the period ended July 31,:
2010	$10.09	$0.285	$0.423	$0.708	$(0.288)	$—	$(0.288)	$—	$10.51	7.10%	$2,898	1.60%		1.79%		2.75%		13%
For the nine month period ended July 31,††:
2009	9.60	0.212	0.482	0.694	(0.204)	—	(0.204)	—	10.09	7.18	3,142	1.77	*	1.98	*	2.87	*	9
For the periods ended October 31,:
2008	10.34	0.29^	(0.74)	(0.45)	(0.29)	—	(0.29)	—	9.60	(4.43)	3,319	1.70		1.81		2.84		9
2007	10.48	0.29^	(0.14)	0.15	(0.29)	—	(0.29)	—	10.34	1.51	3,562	1.74		1.79		2.81		9
2006	10.35	0.29^	0.13	0.42	(0.29)	—	(0.29)	—	10.48	4.14	3,630	1.83		1.83		2.79		6
2005	10.55	0.29^	(0.20)	0.09	(0.29)	—	(0.29)	—	10.35	0.86	3,535	1.84		1.84		2.73		8
Class C Shares
For the period ended July 31,:
2010	$10.09	$0.311	$0.424	$0.735	$(0.315)	$—	$(0.315)	$—	$10.51	7.37%	$10,157	1.35%		1.54%		3.00%		13%
For the nine month period ended July 31,††:
2009	9.60	0.216	0.481	0.697	(0.207)	—	(0.207)	—	10.09	7.22	6,406	1.72	*	1.93	*	2.92	*	9
For the periods ended October 31,:
2008	10.34	0.29^	(0.74)	(0.45)	(0.29)	—	(0.29)	—	9.60	(4.33)	6,009	1.70		1.81		2.84		9
2007	10.48	0.30^	(0.15)	0.15	(0.29)	—	(0.29)	—	10.34	1.51	6,640	1.74		1.79		2.81		9
2006	10.35	0.29^	0.13	0.42	(0.29)	—	(0.29)	—	10.48	4.14	4,631	1.83		1.83		2.79		6
2005	10.55	0.29^	(0.20)	0.09	(0.29)	—	(0.29)	—	10.35	0.86	4,195	1.84		1.84		2.73		8

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect the any applicable charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	On June 8, 2009, HighMark Funds acquired the assets and assumed the identified liabilities of North Track Equity Income Fund, North Track Geneva Growth Fund, North Track NYSE Arca Tech 100 Index Fund and North Track Wisconsin Tax-Exempt Fund (the “North Track Funds”). The fiscal year end of the North Track Funds, the predecessor funds to HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund, was October 31. The fiscal year end of the successor HighMark Funds is July 31.
^	Per share amounts calculated using SEC method.

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets#	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses#	Ratio of Net Investment Income (Loss) to Average Net Assets#	Portfolio Turnover Rate
Income Plus Allocation Fund
Class A Shares
For the periods ended July 31,:
2010	$18.24	$0.376	$1.478	$1.854	$(0.354)	$—	$(0.354)	$—	$19.74	10.21%	$9,604	0.58%	1.51%	1.94%	29%
2009	20.31	0.440	(1.424)	(0.984)	(0.439)	(0.647)	(1.086)	—	18.24	(4.26)	6,092	0.60	1.74	2.53	75
2008	21.86	0.540	(1.089)	(0.549)	(0.579)	(0.422)	(1.001)	—	20.31	(2.66)	5,206	0.65	1.26	2.54	61
2007	20.95	0.544	1.199	1.743	(0.548)	(0.285)	(0.833)	—	21.86	8.40	5,459	0.62	0.97	2.49	12
2006	20.73	0.434	0.205	0.639	(0.407)	(0.012)	(0.419)	—	20.95	3.11	3,651	0.87	1.83	2.07	26
Class C Shares
For the periods ended July 31,:
2010	$18.12	$0.239	$1.479	$1.718	$(0.228)	$—	$(0.228)	$—	$19.61	9.51%	$5,876	1.28%	2.01%	1.24%	29%
2009	20.19	0.316	(1.425)	(1.109)	(0.314)	(0.647)	(0.961)	—	18.12	(4.97)	3,493	1.30	2.24	1.83	75
2008	21.73	0.390	(1.080)	(0.690)	(0.428)	(0.422)	(0.850)	—	20.19	(3.32)	3,210	1.35	1.76	1.84	61
2007	20.85	0.387	1.193	1.580	(0.415)	(0.285)	(0.700)	—	21.73	7.63	3,775	1.32	1.47	1.78	12
2006	20.66	0.308	0.183	0.491	(0.289)	(0.012)	(0.301)	—	20.85	2.39	2,086	1.59	2.20	1.48	26
Growth & Income Allocation Fund
Class A Shares
For the periods ended July 31,:
2010	$17.18	$0.232	$1.929	$2.161	$(0.251)	$—	$(0.251)	$—	$19.09	12.60%	$26,026	0.57%	1.11%	1.24%	39%
2009	21.37	0.281	(3.123)	(2.842)	(0.277)	(1.071)	(1.348)	—	17.18	(12.29)	23,091	0.58	1.06	1.69	66
2008	24.15	0.372	(2.075)	(1.703)	(0.440)	(0.637)	(1.077)	—	21.37	(7.42)	37,737	0.58	0.96	1.62	27
2007	22.26	0.412	2.258	2.670	(0.502)	(0.278)	(0.780)	—	24.15	12.10	47,572	0.55	0.93	1.72	13
2006	21.61	0.259	0.688	0.947	(0.240)	(0.057)	(0.297)	—	22.26	4.41	31,426	0.81	1.45	1.17	13
Class C Shares
For the periods ended July 31,:
2010	$17.09	$0.101	$1.910	$2.011	$(0.121)	$—	$(0.121)	$—	$18.98	11.78%	$17,094	1.28%	1.61%	0.54%	39%
2009	21.26	0.162	(3.102)	(2.940)	(0.159)	(1.071)	(1.230)	—	17.09	(12.92)	15,731	1.28	1.56	0.99	66
2008	24.03	0.208	(2.062)	(1.854)	(0.279)	(0.637)	(0.916)	—	21.26	(8.02)	20,137	1.28	1.47	0.91	27
2007	22.18	0.226	2.261	2.487	(0.359)	(0.278)	(0.637)	—	24.03	11.29	22,941	1.25	1.43	0.95	13
2006	21.55	0.103	0.688	0.791	(0.104)	(0.057)	(0.161)	—	22.18	3.68	11,752	1.52	1.96	0.47	13

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method.
#	Ratios do not include income and expenses of the underlying funds in which the Fund invests.

HIGHMARK FUNDS

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets#	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses#	Ratio of Net Investment Income (Loss) to Average Net Assets#	Portfolio Turnover Rate
Capital Growth Allocation Fund
Class A Shares
For the periods ended July 31,:
2010	$16.14	$0.131	$2.103	$2.234	$(0.134)	$—	$(0.134)	$—	$18.24	13.84%	$23,808	0.58%	1.17%	0.73%	30%
2009	21.85	0.167	(4.317)	(4.150)	(0.188)	(1.372)	(1.560)	—	16.14	(17.68)	23,780	0.58	1.06	1.06	48
2008	25.72	0.233	(2.886)	(2.653)	(0.305)	(0.912)	(1.217)	—	21.85	(10.81)	39,324	0.59	0.95	0.97	25
2007	23.17	0.262	3.002	3.264	(0.395)	(0.319)	(0.714)	—	25.72	14.19	49,073	0.57	0.93	1.03	16
2006	22.16	0.112	1.066	1.178	(0.090)	(0.078)	(0.168)	—	23.17	5.33	30,900	0.82	1.45	0.49	12
Class C Shares
For the periods ended July 31,:
2010	$15.99	$0.006	$2.089	$2.095	$(0.055)	$—	$(0.055)	$—	$18.03	13.10%	$15,846	1.28%	1.67%	0.03%	30%
2009	21.55	0.058	(4.246)	(4.188)	—	(1.372)	(1.372)	—	15.99	(18.25)	14,101	1.27	1.55	0.37	48
2008	25.42	0.063	(2.849)	(2.786)	(0.172)	(0.912)	(1.084)	—	21.55	(11.43)	21,599	1.29	1.46	0.26	25
2007	22.97	0.069	2.989	3.058	(0.289)	(0.319)	(0.608)	—	25.42	13.39	30,144	1.27	1.43	0.28	16
2006	22.07	(0.057)	1.063	1.006	(0.028)	(0.078)	(0.106)	—	22.97	4.56	16,718	1.53	1.95	(0.25)	12
Diversified Equity Allocation Fund
Class A Shares
For the periods ended July 31,:
2010	$13.98	$0.078	$1.959	$2.037	$(0.057)	$—	$(0.057)	$—	$15.96	14.58%	$2,647	0.57%	2.05%	0.50%	35%
2009	18.02	0.088	(3.753)	(3.665)	(0.044)	(0.331)	(0.375)	—	13.98	(19.92)	2,289	0.58	2.45	0.67	59
2008	20.94	0.122	(2.702)	(2.580)	(0.198)	(0.142)	(0.340)	—	18.02	(12.52)	2,533	0.60	1.90	0.62	68
2007 (1)	20.00	0.042	1.134	1.176	(0.236)	—	(0.236)	—	20.94	5.93	4,871	0.57 *	2.70 *	0.28 *	10
Class C Shares
For the periods ended July 31,:
2010	$13.79	$(0.031)	$1.939	$1.908	$(0.008)	$—	$(0.008)	$—	$15.69	13.84%	$4,365	1.27%	2.55%	(0.20)%	35%
2009	17.85	(0.004)	(3.724)	(3.728)	(0.001)	(0.331)	(0.332)	—	13.79	(20.52)	3,489	1.29	2.95	(0.04)	59
2008	20.85	(0.020)	(2.690)	(2.710)	(0.148)	(0.142)	(0.290)	—	17.85	(13.17)	2,452	1.32	2.41	(0.10)	68
2007 (1)	20.00	(0.119)	1.200	1.081	(0.231)	—	(0.231)	—	20.85	5.45	1,986	1.29 *	2.93 *	(0.81)*	10

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method.
#	Ratios do not include income and expenses of the underlying funds in which the Fund invests.
(1)	Commenced operations on November 15, 2006.

OTHER INVESTMENT MATTERS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as “fundamental” in the SAI.

Allocation of Investments of the Asset Allocation Portfolios

Each of the Asset Allocation Portfolios invests its assets primarily in other mutual funds of HighMark Funds and unaffiliated mutual funds, which in turn invest in the stocks and/or bonds of entities in different industries, economic sectors and geographic regions. A description of the investment strategies of all of the underlying mutual funds of HighMark Funds in which the Asset Allocation Portfolios may invest as of the date of this Prospectus, except for HighMark Diversified Money Market Fund, can be found in the individual Fund profiles set forth previously in this prospectus. A description of the investment strategies of the Diversified Money Market Fund can be found in the sub-section immediately following the table below. In addition, a description of the securities and techniques used by the underlying mutual funds of HighMark Funds in which the Asset Allocation Portfolios may invest as of the date of this Prospectus and the other Funds offered in this prospectus, as well as the main risks they pose, may be found below. For more information about the Diversified Money Market Fund see its prospectus. In addition to the fees and expenses of the Asset Allocation Portfolios, shareholders of the Asset Allocation Portfolios will, unless otherwise waived, indirectly bear the fees and expenses of the underlying mutual funds, including, but not limited to, advisory fees, custodian fees and expenses, transfer agency fees and expenses, shareholder servicing fees and administration fees and expenses. The Asset Allocation Portfolios may also invest in equity securities, fixed-income securities, derivatives, cash, cash equivalents and exchange-traded funds as permitted by federal law.

As of the date of this Prospectus, the Asset Allocation Portfolios target to invest their assets in the underlying funds of HighMark Funds and other investments within the ranges set forth in the following table:

Fund Name	Percentage of Assets Invested in Fund
	Income Plus Allocation Fund	Growth & Income Allocation Fund	Capital Growth Allocation Fund	Diversified Equity Allocation Fund
Core Equity Fund	5-30%	10-50%	15-60%	20-50%
Fundamental Equity Fund	5-30%	10-50%	15-60%	20-50%
Large Cap Growth Fund	0-20%	0-25%	0-30%	0-40%
Large Cap Value Fund	0-20%	0-25%	0-30%	0-40%
Small Cap Advantage Fund	0-10%	0-15%	0-20%	0-20%
Small Cap Value Fund	0-10%	0-15%	0-20%	0-20%

Fund Name	Percentage of Assets Invested in Fund
	Income Plus Allocation Fund	Growth & Income Allocation Fund	Capital Growth Allocation Fund	Diversified Equity Allocation Fund
Value Momentum Fund	0-20%	10-30%	15-40%	10-50%
Bond Fund	15-50%	5-40%	0-30%	0%
Short Term Bond Fund	15-50%	5-40%	0-30%	0-5%
Diversified Money Market Fund	0-40%	0-30%	0-20%	0-5%
Cognitive Value Fund	0-5%	0-10%	0-10%	0-20%
Enhanced Growth Fund	0-5%	0-10%	0-10%	0-10%
International Opportunities Fund	0-10%	0-20%	0-25%	0-30%
Equity Income Fund	0-5%	0-10%	0-10%	0-10%
Geneva Mid Cap Growth Fund	0-5%	0-10%	0-10%	0-10%
Geneva Small Cap Growth Fund	0-5%	0-10%	0-10%	0-10%
NYSE Arca Tech 100 Index Fund	0-5%	0-10%	0-10%	0-10%
Non-Affiliated Funds	0-10%	0-10%	0-10%	0-10%
Other Investments	0-15%	0-15%	0-15%	0-15%

Notwithstanding the foregoing, each of the Asset Allocation Portfolios may at any time change the allocation ranges for each or any underlying fund or group of underlying funds from those set forth in the table above and may also add one or more new underlying funds and remove or substitute one or more existing underlying funds, in each case, without approval of, or notice to, the Asset Allocation Portfolio’s shareholders and without any obligation to update or supplement the table above. In no case is any Asset Allocation Portfolio required to invest in any particular underlying fund or in all of the underlying funds.

Investment Strategies of HighMark Diversified Money Market Fund. HighMark Diversified Money Market Fund seeks to generate current income with liquidity and stability of principal. To pursue this goal, the Fund invests primarily in high-quality, short-term debt securities. “High-quality” securities are those that at least one nationally recognized rating agency has judged financially strong enough to be included in its highest credit-quality category for short-term securities. The Fund may also invest in non-rated securities if the portfolio managers believe they are of comparably high quality. In choosing investments for the Fund, the portfolio managers consider several factors, including (1) the outlook for

HIGHMARK FUNDS

interest rates, (2) buying and selling activity in the high-quality, short-term securities market as a whole and/or individual securities, (3) current imbalances in the supply of high-quality, short-term securities relative to demand, and (4) the appropriateness of particular securities to the Fund’s objectives. To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 60 days or less, and a weighted average life to maturity of the portfolio of 120 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days. Although the portfolio managers strive to ensure that the Fund is diversified, from time to time they may concentrate the Fund’s assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable SEC guidelines, if they believe it is in the best interest of the Fund’s shareholders.

Quantitative Research Strategy

The sub-adviser actively manages the Equity Income Fund. In selecting stocks for the Fund, the sub-adviser utilizes a unique quantitative approach, referred to as the Quantitative Research Strategy (QRS). Under this strategy, potential investments are screened and ranked for certain price characteristics produced by investor over- and under-reaction. The sub-adviser then uses a portfolio optimization strategy to produce a portfolio that closely reflects the risk characteristics of the Fund’s benchmark, including similar sector and industry weightings. The objective of these optimization strategies is to provide returns that exceed those of the benchmark without significantly altering the risk profile of the Fund’s portfolio compared to its benchmark.

This quantitative research strategy groups stocks into one of three categories:

•	Bargain stocks. Those stocks which exhibit favorable value, but have been neglected by investors.

•	Glamour stocks. Those stocks which are popular with investors, but have had their growth prospects priced too expensively.

•

Neutral stocks. Those stocks in the relevant universe which are neither bargain nor glamour stocks; there is no evidence of mispricing due to investor over-reaction, as evidenced by the QRS process. Therefore these stocks are utilized for their risk management in the portfolio composition.

In the case of a specific set of “bargain” stocks, the sub-adviser’s research indicates that investors’ expectations are generally overly pessimistic when compared to the actual performance record. In the case of “glamour” stocks, the sub-adviser’s research indicates expectations are generally overly optimistic when compared to the actual performance record. As a result, “bargain” stocks are expected to outperform “glamour” stocks over future measurement periods.

To capture the effect of investor under reaction to new information, stocks within each category are ranked based on their relative standing with respect to the following momentum variables:

•	Price momentum.

•	Changes in analysts’ annual earnings estimates.

•	Earnings surprises.

Earnings-quality screens are performed across the investable universe to remove from consideration the stock of companies displaying certain inconsistencies in their accounting statements. Stocks with large negative earnings surprises are also eliminated from consideration for investment.

An assignment of expected excess return relative to the benchmark, known as “alpha,” is assigned to each of the stocks in the bargain and glamour categories. Bargain and glamour stocks are ranked and an alpha file is created. Portfolio management software is used to generate an optimal portfolio that creates a balance between risk characteristics of the benchmark and the excess return potential of the alpha file.

The portfolio optimization process seeks to construct an investment portfolio from the universe of stocks potentially appropriate for the Fund, which is similar to the benchmark, within a managed risk-tolerance range. This process tilts the portfolio’s weights (relative to the benchmark) toward bargain and away from glamour stocks, while seeking to add stocks with higher relative yields.

Stock Indexing

Index funds such as the NYSE Arca Tech 100 Index Fund are “passively managed,” meaning they try to match, as closely as possible, the performance of a target securities index by holding each security found in the index in roughly the same proportion as represented in the index itself. For example, if 5% of the NYSE Arca Tech 100 Index were made up of the assets of a specific company, the NYSE Arca Tech 100 Index Fund would normally invest 5% of its assets in that company.

Indexing appeals to many investors for a number of reasons, including its simplicity (indexing is a straightforward marketing-matching strategy); diversification (indices generally cover a wide variety of companies and industries); relative performance predictability (an index fund is expected to move in the same direction — up or down — as its target index); and comparatively low cost (index funds do not have many of the expenses of an actively-managed mutual fund, such as research and company visits). Also, assuming the composition of the relevant index remains fairly stable, index funds may experience lower portfolio turnover rates, which would result in reduced transaction costs (brokerage commissions, etc.) and capital gains. Investors in the NYSE Arca Tech 100 Index Fund should bear in mind that this latter benefit may not hold true. The Predecessor Fund to the NYSE Arca Tech 100 Index Fund has experienced rather rapid changeover at times, as a result of the volatility of the technology industry generally and of specific companies included in the Index from time to time.

The performance of an index fund generally will trail the performance of the index it attempts to replicate. This is because the mutual fund and its investors incur operating costs and expenses that are not shared by an index.

Additionally, when a mutual fund invests the cash proceeds it receives from investors in securities included in the index, the mutual fund must pay brokerage commissions, which further reduce the amount invested. As the composition of the index changes, the mutual fund must make corresponding adjustments in its holdings, which gives rise to additional brokerage commissions. Also, mutual funds incur other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and possibly 12b-1 service and distribution fees, all of which reduce the mutual fund’s total return. No such fees affect the total return of the index.

Finally, because of liquidity needs and other constraints under which mutual funds operate, index funds generally cannot invest their assets so that they correlate 100% at all times with the index. Although many index funds attempt to use options and futures strategies to generate returns on these assets which replicate the return on the index, these strategies are imperfect and give rise to additional transaction costs.

For these reasons, investors should expect that the performance of an index mutual fund will lag that of the index it attempts to replicate.

NYSE Arca Tech 100 Index. The NYSE Arca Tech 100 Index consists of at least 100 individual securities, which are chosen based on an assessment that the issuer of the security is a company which has, or likely will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The NYSE Arca Tech 100 Index offers a broad basket of securities spanning the full spectrum of high tech industry groups. Diversity within the Index ranges from biotechnology firms to semiconductor capital equipment manufacturers and includes a cross-section of U.S. companies that are leaders in numerous different industries, including computer hardware, software, semiconductors, aerospace and defense, health care equipment and biotechnology.

The NYSE Arca Tech 100 Index is price weighted, meaning the component stocks are given a percentage weighting based on their share price. A price weighted index holds the same number of shares of each security, thus the price of the security is the influencing factor to the value of the index. Higher priced securities have a higher weight in the index than lower priced securities, as the shares of each component are equally held. Although this indexing method allows the NYSE Arca Tech 100 Index to accurately measure a broad representation of technology stocks without being dominated by a few large companies, it may result in smaller- and mid-sized companies representing a more significant portion of the Index than is the case for indices that are weighted by the market value of the companies represented on the index.

As of September 30, 2010, stocks of companies in the software industry accounted for 18.95% of the NYSE Arca Tech 100 Index.

“Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by HighMark Funds. The NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, the NYSE Arca Tech 100 Index Fund particularly or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

Archipelago Holdings, Inc. (“Arca”) makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the NYSE Arca Tech 100 Index or any data included therein. In no event shall Arca have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Tax Management Strategy

From time to time, each of the Equity Income Fund and the NYSE Arca Tech 100 Index Fund may pursue a tax management strategy for the purpose of increasing tax efficiency recognizing capital losses and offsetting them against current and future capital gains. This strategy may involve trimming or disposing of a few depreciated positions and then reinvesting in those positions after 30 days in order to avoid loss disallowance under the “wash sale” rules under federal tax law. The tax management strategy may also involve purchasing additional securities in a company in which a Fund has a depreciated position, simultaneously selling a futures contract in the stock of that company and then selling that depreciated position more than 30 days later. The strategy could also involve purchasing an out-of-the-money call option on the stock of the company in which a Fund has a depreciated position, shortly thereafter buying additional securities in that company and then selling the depreciated position, and more than 30 days later selling the call option. The sale of the single stock future or purchase of a call option on the stock reduces potential tracking error. During the use of this tax management strategy, the Fund’s holdings will not precisely correspond to those of the relevant index. Each Fund will limit this strategy to less than 3% of its total assets.

HIGHMARK FUNDS

INSTRUMENTS, INVESTMENT TECHNIQUES AND RISKS

The Funds and HighMark Diversified Money Market Fund invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds and HighMark Diversified Money Market Fund use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds and HighMark Diversified Money Market Fund may invest.

FUND NAME	FUND CODE
Balanced Fund	1
Cognitive Value Fund	2
Core Equity Fund	3
Enhanced Growth Fund	4
Equity Income Fund	5
Fundamental Equity Fund	6
Geneva Mid Cap Growth Fund	7
Geneva Small Cap Growth Fund	8
International Opportunities Fund	9
Large Cap Growth Fund	10
Large Cap Value Fund	11
NYSE Arca Tech 100 Index Fund	12
Small Cap Advantage Fund	13
Small Cap Value Fund	14
Value Momentum Fund	15
Bond Fund	16
California Intermediate Tax-Free Bond Fund	17
National Intermediate Tax-Free Bond Fund	18
Short Term Bond Fund	19
Wisconsin Tax-Exempt Fund	20
Income Plus Allocation Fund	21
Growth & Income Allocation Fund	22
Capital Growth Allocation Fund	23
Diversified Equity Allocation Fund	24
Diversified Money Market Fund	25

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1,16, 19-24	Prepayment/Call Market Credit Regulatory
American Depository Receipts (ADRs): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership. ADRs pay dividends in U.S. dollars.	1-15, 21-24	Market Political Foreign Investment
Asset-Backed Securities: Securities backed by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or assets.	1, 16-25	Prepayment/Call Market Credit Regulatory

INSTRUMENT	FUND CODE	RISK TYPE
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	1-16, 19, 21-25	Credit Liquidity Market
Bonds: Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity.	1-25	Market Credit Prepayment/Call Political Liquidity Foreign Investment
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price.	1-24	Management Liquidity Credit Market Leverage
Certificates of Deposit: Negotiable instruments with a stated maturity.	1-16, 19, 21-25	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Their maturities generally vary from a few days to nine months.	1-25	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	1-15, 21-24	Market
Convertible Securities: Bonds or preferred stock that convert to common stock.	1-15, 21-24	Market Credit
Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a fund.	1-25	Market Liquidity Management
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g. puts and calls), options on futures, swap agreements and some mortgage- backed securities.	1-25	Management Market Credit Liquidity Leverage Prepayment/Call Hedging

HIGHMARK FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Exchange-Traded Funds: ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market. ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange. By investing in an ETF, a fund will indirectly bear its proportionate share of any expenses paid by the ETF in addition to the expenses of the fund.	1-15, 21-24	Market Exchange-Traded Funds
Foreign Securities: Stocks issued by foreign companies including American Depositary Receipts (ADRs) and Global Depository Receipts (GDRs), as well as commercial paper of foreign issuers and obligations of foreign governments, companies, banks, overseas branches of U.S. banks or supranational entities.	1-16, 19, 21-25	Market Political Foreign Investment Liquidity Emerging Market Prepayment/Call
Forward Foreign Currency Contracts, Including Forward Foreign Currency Cross Hedges: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set by the parties involved at the time the contract is negotiated.	1, 3, 5-16, 19, 21-24	Management Liquidity Credit Market Political Leverage Foreign Investment

Futures and Related Options: A contract providing for the future sale and purchase of a specific amount of a specific security, class of securities, or index at a specified time in the future and at a specified price. The owner of an option has the right, but not the obligation, to buy or sell the underlying instrument at a specified time in the future at the specified price.

	1-24	Management Market Credit Liquidity Leverage
High-Yield/High-Risk Bonds: Bonds rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody’s). These securities are considered speculative and involve greater risk of loss than investment grade bonds. Also called “lower rated bonds,” “noninvestment grade bonds” and “junk bonds.”	1-24	Credit Market Liquidity
Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the fund has estimated for them. Each Fund may invest up to 15% of its net assets in illiquid securities.	1-25	Liquidity Market

INSTRUMENT	FUND CODE	RISK TYPE
Initial Public Offerings: Initial public offerings (“IPOs”) are offerings of securities registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934. The volume of IPOs and the levels at which newly issued stocks trade in the secondary market are affected by the performance of the stock market as a whole. When an IPO is brought to the market, availability may be limited and a fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.	1-15	Market Liquidity New Public Company Small and Medium-Sized Company Stock Microcap Company
Investment Company Securities: Shares of registered investment companies. These may include HighMark Money Market Fixed-Income and Equity Funds and other registered investment companies for which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a shareholder of an investment company, a fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the fund pays its own adviser.	1-25	Market
Investment Grade Securities: Securities rated BBB or higher by S&P; Baa or better by Moody’s; similarly rated by other nationally recognized rating organizations; or, if not rated, determined to be of comparably high quality by a fund’s adviser.	1-24	Market Credit Prepayment/Call
Money Market Instruments: Investment-grade, U.S. dollar- denominated debt securities with remaining maturities of one year or less. These may include short-term U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers’ acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.	1-25	Market Credit
Mortgage-Backed Securities: Bonds backed by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).	1, 16-25	Prepayment/Call Market Credit Regulatory

HIGHMARK FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Municipal Forwards: Forward commitments to purchase tax- exempt bonds with a specific coupon to be delivered by an issuer at a future date (typically more than 45 days but less than one year). Municipal forwards are normally used as a refunding mechanism for bonds that may be redeemed only on a designated future date. Any Fund that makes use of municipal forwards will maintain liquid, high-grade securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.	17, 18, 20-24	Market Leverage Liquidity Credit
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities may include revenue bonds, certificates of participations, both taxable and tax-exempt private activity bonds and industrial development bonds, as well as general obligation bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term obligations such as municipal leases, and obligations of municipal housing authorities (single family revenue bonds).	17, 18, 20-25	Market Credit Political Tax Regulatory Prepayment/Call
There are two general types of municipal bonds:
General-obligation bonds, which are secured by the taxing power of the issuer (and, in California, have the approval of voters) and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (COPs); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (Mello-Roos) issues, which are secured by taxes on specific real estate parcels; hospital revenue; and industrial development bonds that are secured by the financial resources of a private company.
Obligations of Supranational Agencies: Securities issued by supranational agencies that are chartered to promote economic development and are supported by various governments and government agencies.	1-24	Credit Foreign Investment Prepayment/Call
Participation Interests: Interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests are usually structured as some form of indirect ownership that allows a fund to treat the income from the investment as exempt from federal income tax. A fund invests in these interests to obtain credit enhancement on demand features that would be available through direct ownership of the underlying municipal securities.	1, 17, 18, 20-24	Market Liquidity Credit Tax
Preferred Stocks: Equity securities that generally pay dividends at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation. Preferred stock generally does not carry voting rights.	1-15, 21-24	Market

INSTRUMENT	FUND CODE	RISK TYPE
Real Estate Investment Trusts: Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. By investing in a REIT, a fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the fund.	1-15, 21-24	Market Credit Prepayment/Call
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by a fund.	1-25	Market Leverage Counterparty
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-25	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a fund and may have a leveraging effect.	1-25	Market Leverage Counterparty
Securities Lending: The lending of up to 33 1/3% of a fund’s total assets. In return a fund will receive cash, other securities and/or letters of credit.	1-25	Market Leverage Liquidity Credit
Small and Medium-Sized Companies: Small and medium sized companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies.	1-4, 6-15	Market Small and Medium-Sized Company Stock
Swap Agreements: A transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party. Swaps can be used to hedge certain risks such as currency and interest rate risks, or to speculate on changes in the future price of the underlying instrument.	1-24	Management Market Credit Liquidity Leverage
Tax-Exempt Commercial Paper: Commercial paper issued by governments and political sub-divisions.	17, 18, 20-24	Credit Liquidity Market Tax
Tax-Exempt Obligations: Tax-exempt obligations include primary debt obligations which fund various public purposes such as constructing public facilities and making loans to public institutions, the interest on which is exempt from regular federal income tax. The two principal classifications of tax exempt obligations are general obligation bonds and revenue bonds. See “Municipal Securities” above for a description of general obligation bonds and revenue bonds.	17, 18, 20	Market Credit Political Tax Regulatory Prepayment/Call

HIGHMARK FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	1-16, 19, 21-25	Liquidity Credit Market
Treasury Inflation Protected Securities: Treasury inflation protected securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. TIPS have varying maturities and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these securities is fixed at issuance, but over the life of the securities, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.	1-16, 19, 21-24	Market Interest Rate
Treasury Receipts: Treasury receipts, Treasury investment growth receipts and certificates of accrual of Treasury securities.	1-25	Market
Unit Investment Trusts: A type of investment vehicle, registered with the Securities and Exchange Commission under the Investment Company Act of 1940, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal.	1-16, 19, 21-24	Market
U.S. Government-Sponsored Entity Securities: Securities issued by agencies, authorities, enterprises and instrumentalities of the U.S. Government. These include Ginnie Mae, Fannie Mae and Freddie Mac. Such securities may not be guaranteed or insured by the U.S. Government.	1-25	Market Credit Prepayment/Call
U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping issued or guaranteed by the full faith and credit of the U.S. government.	1-25	Market
Variable Amount Master Demand Notes: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark Funds and the issuer, they are not normally traded. Although there is no secondary market in these notes, a fund may demand payment of principal and accrued interest at specified intervals.	21-25	Credit
Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a fund on demand.	1-25	Credit Liquidity Market
Warrants: Securities that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are typically issued with preferred stock and bonds.	1-15, 21-24	Market Credit

INSTRUMENT	FUND CODE	RISK TYPE
When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	1-25	Market Leverage Liquidity Credit
Yankee Bonds and Similar Debt Obligations: U.S. dollar denominated bonds issued by foreign corporations or governments. Sovereign bonds are those issued by the government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.	1, 16-25	Market Credit Prepayment/Call
Zero-Coupon Debt Obligations: Bonds and other types of debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-25	Credit Market Zero Coupon

HIGHMARK FUNDS

Other Risks

Fiduciary Shares of HighMark Cognitive Value Fund, HighMark Core Equity Fund, HighMark Enhanced Growth Fund, HighMark Equity Income Fund, HighMark Fundamental Equity Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark International Opportunities Fund, HighMark Large Cap Growth Fund, HighMark Large Cap Value Fund, HighMark NYSE Arca Tech 100 Index Fund, HighMark Small Cap Advantage Fund, HighMark Small Cap Value Fund, HighMark Value Momentum Fund, Bond Fund, HighMark Short Term Bond Fund and HighMark Diversified Money Market Fund (collectively the “Underlying Funds”) are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of Shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of Shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund’s asset levels and an Underlying Fund’s then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds’ transaction costs and possibly reducing the Underlying Funds’ performance.

Since it is expected that substantially all of the shareholders of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund will be investment advisory clients of such Funds’ sub-adviser, until these Funds attract significant assets that are not attributable to clients of the sub-adviser, the total assets of the Funds may fluctuate significantly whenever the sub-adviser increases or decreases its clients’ allocation to the Funds. This fluctuation could increase the Funds’ transaction costs and possibly increase their expense ratios and reduce their performance.

GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as certain other risks. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

Alternative Minimum Tax Risk: The Wisconsin Tax-Exempt Fund may invest up to 10% of its total assets in municipal securities that generate interest which is subject to alternative minimum tax. As a result, taxpayers who are subject to the alternative minimum tax potentially could earn a lower after-tax return.

California State Specific Risk. By concentrating its investments in California, a fund may be more susceptible to factors adversely affecting issuers of California municipal bonds than a comparable fund that does not concentrate in a single state. For example, the fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in bonds issued in California, the fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Correlation Risk. Although the NYSE Arca Tech 100 Index Fund’s sub-adviser will attempt to track the performance of the NYSE Arca Tech 100 Index, there can be no assurance that it will be able to do so in all market conditions. For example, the index options and futures used by the NYSE Arca Tech 100 Index Fund’s sub-adviser to equitize the Fund’s cash positions and short-term investments may not precisely track the performance of the NYSE Arca Tech 100 Index. Also, the Fund will incur brokerage commissions and other transaction costs in order to maintain investments that mirror the NYSE Arca Tech 100 Index, and will incur advisory and other service fees and operating costs and expenses that will reduce the total return of the Fund as compared to that of the NYSE Arca Tech 100 Index.

Counterparty Risk. The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligation under the repurchase agreement or reverse repurchase agreement. A fund’s income and the value of the fund’s investments could decline as a result.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. If a security’s credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

Emerging Market Risk. A Fund’s investment in emerging markets will cause it to face higher political, foreign investment and market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also Foreign Investment Risk below.

Exchange-Traded Funds Risk. ETFs charge their own fees and expenses; thus, shareholders of the Funds that invest in ETFs will bear extra costs, such as duplicative management fees, brokerage commissions and related charges when the Funds invest in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Geographic Concentration Risk. The Wisconsin Tax-Exempt Fund normally will invest significant portions of its assets in several specific geographic areas, including Wisconsin and, to a lesser extent, U.S. territories, for example, Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Northern Mariana Islands. Political, legislative, business and economic conditions and developments within these areas will affect the Fund’s performance, because the Fund’s investments primarily will be made in those geographic territories. For example, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of municipal issuers in these jurisdictions to pay interest or repay principal. Future political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of municipal issuers. By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations.

Hedging Risk. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a fund’s risk, it may not always perfectly offset one position with another. As a result, there is no assurance that a fund’s hedging transactions will be effective.

Industry/Sector Risk. The risk associated with excessive exposure to any one industry or sector. A fund may have a heavy weighting in one or more industries or sectors, such as the technology sector or industries or sectors with low price-to-book and price-to-earnings ratios.

Interest Rate Risk. The possibility that the value of a fund’s investments will decline due to an increase in interest rates or that a fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the fund’s investments, the greater its interest rate risk.

Investing in Mutual Funds Risk: The Asset Allocation Portfolios’ investments are primarily concentrated in the underlying funds, so a substantial portion of the Asset Allocation Portfolios’ investment performance is directly related to the performance of those underlying funds. Before investing in the Asset Allocation Portfolios, investors should assess the risks associated with the underlying funds in which the Asset Allocation Portfolios may invest and the types of investments made by those underlying funds. You could lose money by investing in the Asset Allocation Portfolios if there is a decline in the value of the underlying funds’ holdings. In addition, the Asset Allocation Portfolios indirectly pay a portion of the expenses incurred by the underlying funds. As the Asset Allocation Portfolios’ allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Asset Allocation Portfolios may increase or decrease. Investing in a fund of funds, like the Asset Allocation Portfolios, entails higher expenses than if you invested in the underlying fund directly.

Investment Style Risk. The risk that the particular type of investment on which a fund focuses (such as small-cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

Junk Bond Risk. Below investment grade bonds generally offer higher yields than investment grade bonds, but also carry greater risk. They are more vulnerable to default than higher grade bonds, and are more susceptible to adverse business, financial and economic conditions that impair the capacity and willingness of borrowers to make scheduled interest and principal payments. The market prices of these bonds tend to fluctuate more in times of economic uncertainty than is the case for higher rated bonds. The Wisconsin Tax-Exempt Fund attempts to minimize its exposure to this risk by limiting its investments in junk bonds to those rated in the fifth and sixth highest categories (“Ba” or “B” by Moody’s or “BB” or “B” by S&P), and unrated bonds that the sub-adviser determines are of comparable quality. The Fund may also invest in

HIGHMARK FUNDS

bonds rated in the fourth highest rating category (“Baa” by Moody’s or “BBB-” by S&P). Bonds in this category, although rated investment grade, have some of the speculative characteristics referenced above.

Leverage Risk. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

Limited Supply Risk: Debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions and certain other governmental issuers, the interest on which is exempt from federal income tax, are referred to as “tax exempt obligations.” These entities issue (sell) tax exempt obligations primarily to finance various public purposes, such as constructing public facilities and making loans to public institutions. Tax exempt obligations may be either general obligation bonds or revenue bonds. General obligation bonds normally are secured by the full faith and credit of an agency with taxing power. The taxing authority makes interest and principal payments on these bonds from its general unrestricted revenues. The issuer of a revenue bond, on the other hand, makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. An issuer may also sometimes issue short term notes in anticipation of its sale of bonds, collection of taxes or receipt of other revenue (anticipation notes).

Only limited categories of tax exempt obligations are exempt from both federal income tax and Wisconsin personal income tax. These include:

•	Higher education bonds issued by the State of Wisconsin

•	Public housing bonds issued by Wisconsin municipal housing authorities

•	Development/Redevelopment bonds issued by Wisconsin municipal development authorities

•	Certain bonds issued by the Wisconsin Housing and Economic Development Authority

•	Wisconsin Housing Finance Authority Bonds

•	Certain general obligation bonds issued by the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam

•	Certain public housing agency bonds issued by agencies located outside of Wisconsin

•	Certain bonds issued by the Wisconsin Health and Educational Facilities Authority

•	Local exposition district bonds

•	Wisconsin professional baseball park district and professional football stadium district bonds

•	Local cultural arts district bonds

•	Wisconsin Aerospace Authority bonds

•	Southeastern Regional Transit Authority bonds

Because of these limited categories of double tax exempt bonds, the Wisconsin Tax-Exempt Fund may not always be able to invest its assets in tax exempt obligations issued in Wisconsin.

Liquidity Risk. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a fund.

Management Risk. The risk that a strategy used by a fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The possibility that a fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the fund’s security holdings will tend to increase or decrease in response to these movements.

Microcap Company Risk. The risk involved in investing in companies with micro capitalizations. The risk associated with investing in microcap companies involves greater risk than investing in small, medium or large capitalization companies because the stocks of microcap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, microcap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

New Public Company Risk. The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

Non-Diversification Risk: The Wisconsin Tax-Exempt Fund is a “non-diversified” fund under the Investment Company Act of 1940. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer, and thereby have greater exposure to risks associated with an individual issuer.

Options and Futures Strategies Risk. Losses associated with index futures contracts and index options in which a fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for a fund. Also, there is a possibility that active trading may decline or cease altogether in the secondary market for a futures contract or an option held by a fund. A fund consequently might be unable to close out a position prior to its maturity date, which could limit its ability to avoid further loss on the position. Finally, a fund’s options and futures strategies expose it to the correlation risks discussed above.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Prepayment/Call Risk. The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment and call risk it poses.

Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

Small and Medium-Sized Company Stock Risk. Investing in small- and medium-sized companies is generally more risky than investing in large companies, for a variety of reasons. Many small- and medium-sized companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small- and medium-sized companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small- and medium-sized companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. Companies that offer niche products or services may be especially vulnerable to declines in market demand for those products or services. The performance of a fund that concentrates on small- or medium-sized companies may be more volatile than that of a fund that invests primarily in larger companies.

Tax Risk. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

HIGHMARK FUNDS

NOTES

NOTES

HIGHMARK FUNDS

NOTES

How to obtain more information:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request the SAI, the Annual or Semi-Annual Reports free of charge, other information about the Fund or to make shareholder inquiries:

By Telephone:    call 1-800-433-6884

By Mail:	write to us at
HighMark Funds
c/o BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

By Internet:    www.highmarkfunds.com

From the SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

HighMark Funds’ Investment Company Act registration number is 811-05059.

445 South Figueroa Street • Suite 306 Los Angeles • California • 90071 www.highmarkfunds.com	HMK-PS-016-0800 84823-B (12/10)

December 1, 2010

HighMark

The smarter approach to investing.

money market	FIDUCIARY SHARES

100% U.S. Treasury Money Market Fund	HMTXX

California Tax-Free Money Market Fund	HMCXX

Diversified Money Market Fund	HMDXX

Treasury Plus Money Market Fund	HMFXX

U.S. Government Money Market Fund	HMGXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Funds is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank. It is not insured by the FDIC or any other government agency.

Individual HighMark Fund Profiles

100% U.S. Treasury Money Market Fund	2
California Tax-Free Money Market Fund	4
Diversified Money Market Fund	7
Treasury Plus Money Market Fund	9
U.S. Government Money Market Fund	11

Shareowner Guide — How to Invest in HighMark Funds

More About HighMark Funds

Investment Management	20
Financial Highlights	22
Instruments, Investment Techniques and Risks	24
Glossary of Investment Risks	27

1

HIGHMARK MONEY MARKET FUNDS

100% U.S. Treasury Money Market Fund

INVESTMENT OBJECTIVE AND GOAL

To seek current income with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.30%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.47%

Total Annual Fund Operating Expenses	0.77%
Fee Waivers and Expense Reimbursement	0.22%
Net Expenses†	0.55%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 0.55%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of Shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$56	$224	$406	$934

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests exclusively in U.S. Treasury securities and separately traded components of those securities called “STRIPs”. The Fund may, for temporary defensive purposes, in order to meet shareholder redemptions and/or to otherwise facilitate portfolio operations, retain up to 10% of its assets in cash in a deposit account held at the Fund’s custodian. Cash of the Fund held in a deposit account at the Fund’s custodian is subject to the credit risk of the custodian.

The Fund’s portfolio managers will maintain a dollar-weighted average maturity of the portfolio of 60 days or less, and a dollar-weighted average life to maturity of the portfolio of 120 days or less. In addition, each individual security in the portfolio, at the time of purchase, will have an effective maturity of no more than 397 days.

As a money market fund, the Fund is subject to the maturity, liquidity, quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. These requirements include daily and weekly liquidity obligations and restrictions on investing in securities not rated in the highest credit-quality category for short term securities. Please see the section “Additional Information on Portfolio Investments” in the Fund’s statement of additional information for further information.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the Treasury market as a whole and/or demand for individual Treasury securities.

•	Imbalances in the supply of Treasury securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund.

2

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per Share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 12/31/00	1.46%
Lowest Quarter 12/31/09	0.00%
Year-to-date total return as of 9/30/2010	0.01%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 8/10/87
100% U.S. Treasury Money Market Fund
Fiduciary Shares	0.03%	2.37%	2.37%	3.92%

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that both the Federal Reserve Wire System and the New York Stock Exchange are open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

3

HIGHMARK MONEY MARKET FUNDS

California Tax-Free Money Market Fund

INVESTMENT OBJECTIVE AND GOAL

To seek current income exempt from federal and California state personal income taxes with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.30%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.48%

Total Annual Fund Operating Expenses	0.78%
Fee Waivers and Expense Reimbursement	0.23%
Net Expenses†	0.55%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 0.55%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of Shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$56	$226	$411	$945

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in short-term, high quality California municipal securities. “High quality” securities are those that at least two nationally recognized rating agencies have judged financially strong enough to be included in their highest credit-quality category for short-term securities (or, if only one nationally recognized rating agency has rated such debt, then by that agency). It may also invest in non-rated securities that the portfolio managers judge to be of comparably high quality. At times, the Fund may also invest up to 10% of its assets in other mutual funds with similar objectives. The Fund may, in addition, invest up to 20% in short-term obligations that pay interest which is not exempt from California personal income taxes, federal income taxes and/or the alternative minimum tax.

The Fund’s portfolio managers will maintain a dollar-weighted average maturity of the portfolio of 60 days or less, and a dollar-weighted average life to maturity of the portfolio of 120 days or less. In addition, each individual security in the portfolio, at the time of purchase, will have an effective maturity of no more than 397 days.

As a money market fund, the Fund is subject to the maturity, liquidity, quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. These requirements include daily and weekly liquidity obligations and restrictions on investing in securities not rated in the highest credit-quality category for short term securities. Please see the section “Additional Information on Portfolio Investments” in the Fund’s statement of additional information for further information.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the California municipal securities market as a whole and/or for individual securities.

•	Imbalances in the supply of securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may temporarily invest a significant amount of the Fund’s assets in very short-term taxable debt obligations. They may also do so when there is not a sufficient supply of California municipal securities that meet their investment criteria.

4

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund.

California State Specific Risk: By concentrating its investments in California, the Fund may be more susceptible to factors adversely affecting issuers of California municipal securities than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in securities issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per Share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/00	0.88%
Lowest Quarter 09/30/09	0.01%
Year-to-date total return as of 9/30/2010	0.02%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 6/10/91
California Tax-Free Money Market Fund
Fiduciary Shares	0.27%	2.08%	1.83%	2.33%

Performance for Fiduciary Shares includes the performance of Stepstone California Tax-Free Money Market Fund for the period prior to its consolidation with HighMark California Tax-Free Money Market Fund on 4/25/97.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that both the Federal Reserve Wire System and the New York Stock Exchange are open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund normally intends to make distributions that consist of exempt-interest dividends which are generally not taxable to you

5

HIGHMARK MONEY MARKET FUNDS

California Tax-Free Money Market Fund

for federal income tax purposes, but a portion of its distributions may be subject to the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

6

HIGHMARK MONEY MARKET FUNDS

Diversified Money Market Fund

INVESTMENT OBJECTIVE AND GOAL

To seek current income with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.30%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.46%

Total Annual Fund Operating Expenses	0.76%
Fee Waivers and Expense Reimbursement	0.19%
Net Expenses†	0.57%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 0.57%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of Shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$58	$224	$404	$924

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term debt securities. “High quality” securities are those that at least two nationally recognized rating agencies have judged financially strong enough to be included in their highest credit-quality category for short-term securities (or, if only one nationally recognized rating agency has rated such debt, then by that agency). The Fund may also invest in nonrated securities if the portfolio managers believe they are of comparably high quality.

The Fund’s portfolio managers will maintain a dollar-weighted average maturity of the portfolio of 60 days or less, and a dollar-weighted average life to maturity of the portfolio of 120 days or less. In addition, each individual security in the portfolio, at the time of purchase, will have an effective maturity of no more than 397 days.

As a money market fund, the Fund is subject to the maturity, liquidity, quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. These requirements include daily and weekly liquidity obligations and restrictions on investing in securities not rated in the highest credit-quality category for short term securities. Please see the section “Additional Information on Portfolio Investments” in the Fund’s statement of additional information for further information.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the high quality, short-term securities market as a whole and/or for individual securities.

•	Current imbalances in the supply of high quality, short-term securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

Although the portfolio managers strive to ensure that the Fund is diversified, from time to time they may concentrate the Fund’s assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable Securities and Exchange Commission guidelines, if they believe it is in the best interest of the Fund’s shareholders.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any

7

HIGHMARK MONEY MARKET FUNDS

Diversified Money Market Fund

other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per Share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/00	1.57%
Lowest Quarter 12/31/09	0.08%
Year-to-date total return as of 9/30/2010	0.12%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 2/1/91
Diversified Money Market Fund
Fiduciary Shares	0.69%	3.17%	2.89%	3.73%

Performance for Fiduciary Shares includes the performance of Stepstone Money Market Fund for the periods prior to its consolidation with HighMark Diversified Money Market Fund on 4/25/97.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that both the Federal Reserve Wire System and the New York Stock Exchange are open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

8

HIGHMARK MONEY MARKET FUNDS

Treasury Plus Money Market Fund

INVESTMENT OBJECTIVE AND GOAL

To seek current income with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.30%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.50%

Total Annual Fund Operating Expenses	0.80%
Fee Waivers and Expense Reimbursement	0.25%
Net Expenses†	0.55%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 0.55%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of Shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$56	$230	$420	$967

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund primarily invests in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations. The Fund may also engage in reverse repurchase agreements as a method for creating leverage and for other purposes.

The Fund’s portfolio managers will maintain a dollar-weighted average maturity of the portfolio of 60 days or less, and a dollar-weighted average life to maturity of the portfolio of 120 days or less. In addition, each individual security in the portfolio, at the time of purchase, will have an effective maturity of no more than 397 days.

As a money market fund, the Fund is subject to the maturity, liquidity, quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. These requirements include daily and weekly liquidity obligations and restrictions on investing in securities not rated in the highest credit-quality category for short term securities. Please see the section “Additional Information on Portfolio Investments” in the Fund’s statement of additional information for further information.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the Treasury market as a whole and/or demand for individual Treasury securities.

•	Imbalances in the supply of Treasuries relative to demand.

•	Liquidity, market risk and yield of various investment options, and/or

•	The appropriateness of particular securities to the Fund’s objectives.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the Fund being unable to

9

HIGHMARK MONEY MARKET FUNDS

Treasury Plus Money Market Fund

pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per Share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Leverage Risk: The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Counterparty Risk: The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligation under the repurchase agreement or reverse repurchase agreement. The Fund’s income and the value of the Fund’s investments could decline as a result.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing the performance of the Fund’s Fiduciary Shares for the calendar year 2009. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 03/31/09	0.06%
Lowest Quarter 12/31/09	0.01%
Year-to-date total return as of 9/30/2010	0.02%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	Since Inception 8/14/08
Treasury Plus Money Market Fund
Fiduciary Shares	0.13%	0.32%

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that both the Federal Reserve Wire System and the New York Stock Exchange are open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

10

HIGHMARK MONEY MARKET FUNDS

U.S. Government Money Market Fund

INVESTMENT OBJECTIVE AND GOAL

To seek current income with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fiduciary Shares
Management Fees	0.30%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.47%

Total Annual Fund Operating Expenses	0.77%
Fee Waivers and Expense Reimbursement	0.20%
Net Expenses†	0.57%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Fiduciary Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 0.57%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of Shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$58	$226	$408	$935

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests exclusively in short-term debt obligations issued or guaranteed by the U.S. Government, its agencies, authorities, enterprises or instrumentalities (collectively, “government-sponsored entities”), such as the Federal Home Loan Mortgage Corp. (“FreddieMac”) and the Federal National Mortgage Assn. (“Fannie Mae”). Some of these debt obligations may be subject to repurchase agreements. In certain cases, securities issued by government-sponsored entities may not be guaranteed or insured by the U.S. Government.

The Fund’s portfolio managers will maintain a dollar-weighted average maturity of the portfolio of 60 days or less, and a dollar-weighted average life to maturity of the portfolio of 120 days or less. In addition, each individual security in the portfolio, at the time of purchase, will have an effective maturity of no more than 397 days.

As a money market fund, the Fund is subject to the maturity, liquidity, quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. These requirements include daily and weekly liquidity obligations and restrictions on investing in securities not rated in the highest credit-quality category for short term securities. Please see the section “Additional Information on Portfolio Investments” in the Fund’s statement of additional information for further information.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the U.S. Government securities market as a whole and/or for individual securities.

•	Imbalances in the supply of U.S. Government securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that

11

HIGHMARK MONEY MARKET FUNDS

U.S. Government Money Market Fund

the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per Share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Government-Sponsored Entities Risk: The securities in which the Fund invests that are issued by government-sponsored entities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing entity.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Fiduciary Shares from year to year. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/00	1.54%
Lowest Quarter 12/31/09	0.02%
Year-to-date total return as of 9/30/2010	0.04%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 8/10/87
U.S. Government Money Market Fund
Fiduciary Shares	0.21%	2.87%	2.68%	4.13%

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Fiduciary Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that both the Federal Reserve Wire System and the New York Stock Exchange are open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

12

SHAREOWNER GUIDE – HOW TO INVEST IN HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.

Choosing a Share Class

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. One class of Fund Shares, Fiduciary Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark’s Fiduciary Shares:

Fiduciary Shares

•	No sales charge.

•	No Distribution (12b-1) fees.

•	Available only to the following investors and accounts that meet the initial and additional purchase minimums if required:

1.	Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank, N.A., or its affiliates;

2.	Investors purchasing Fiduciary Shares through financial intermediaries that have entered into an agreement with HighMark Capital Management, Inc., HighMark Funds or HighMark Funds’ distributor to offer Fiduciary Shares;

3.	Investors purchasing Fiduciary Shares through registered investment advisers that are registered with a federal or state governmental authority;

4.	Any entity that is considered a corporation for tax purposes; banks; bank trusts; trust accounts; partnerships; endowments; and foundations;

5.	Qualified plans (including tax-deferred retirement plans and profit sharing plans);

6.	Union Bank, N.A., and its affiliates, for their own accounts; HighMark Capital Management, Inc. employees (and their spouses and children under the age of 21); and current and retired trustees of HighMark Funds (and their spouses and children under the age of 21), provided that they purchase the Shares directly from HighMark Funds’ Transfer Agent;

7.	Investors who currently own Fiduciary Shares purchased prior to November 1, 2010; and

8.	Persons, entities and accounts that are otherwise permitted to invest in Fiduciary Shares by HighMark Capital Management, Inc. in its sole discretion.

At the time of purchase, an investor must notify HighMark Funds that such investor qualifies to purchase the Fiduciary Shares under one of the categories listed above.

For the actual past expenses of the Fiduciary Shares, see the individual Fund profiles earlier in this prospectus.

The Funds also offer Class A and Class S Shares, each of which has its own expense structure. The U.S. Government Money Market Fund also offers Class B and Class C Shares (Class A, Class B and Class C Shares are collectively “Retail Shares”). Retail Shares are available to non-fiduciary clients of Union Bank, N.A., who are not otherwise eligible for Fiduciary Shares. Class S Shares are available only to investors in the Union Bank, N.A., Corporate Sweep product. Call us at 1-800-433-6884 for more details.

Payments to Financial Firms

Your broker, dealer, financial adviser or other financial intermediaries may receive certain payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans. For purposes of the following, “financial firms” means brokers, dealers, financial advisers and other financial intermediaries, including UnionBanc Investment Services LLC and other affiliates of HighMark Capital Management, Inc., through which you purchase your Shares.

A Fund may make payments under HighMark Funds’ shareholder services plans relating to the Fiduciary Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily net asset value (“NAV”) of the applicable class(es) of Shares of such Fund. The shareholder services plans are more fully described in the Statement of Additional Information (“SAI”). Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other series of HighMark Funds not offered in this prospectus.

Marketing Support Payments. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

Payments for Distribution and Shareholder Services. In addition to the foregoing marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm’s examination of the Funds and payments for employee training and education

13

HIGHMARK FUNDS

relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm’s list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with “shelf space” and/or a higher profile for a financial firm’s financial consultants and their customers and/or placing the Funds on the financial firm’s preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm’s platform and (7) payments for the sale of Shares and/or the maintenance of Share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm’s salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm’s HighMark Funds sales and total assets, and the financial firm’s willingness to give HighMark Capital Management, Inc. or the Funds’ distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a “select” or “preferred” list. HighMark Capital Management, Inc.’s goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

For the calendar year 2009, the financial firms that received these additional payments, which totaled approximately $3.9 million, from HighMark Capital Management, Inc. include (but are not necessarily limited to) the following:

Abacus Investment Inc	E*Trade
American Portfolio Financial Services	Edward Jones
Amerprise Advisor Services Inc.	Ensemble Financial Services, Inc
Ameriprise Financial Services, Inc.	ePlanning Securities, Inc.
Ameritrade Inc.	Equity Services Inc
Asset International, Inc.	Express Securities Inc
Associated Securities Crop	Feltl and Company
AXA Advisors, LLC	Ferris, Baker Watts, Inc.
B C Ziegler	Financial Advisors of America LLC
BCR Financial Services	Financial Network
Bedminster Financial Group Ltd	Financial Network Investment Corp
Brokersxpress LLC	Financial Planning Solutions, Inc.
Cambridge Investment Research	Fintegra LLC
Capital Financial Services	First Allied Securities, Inc.
Centaurus Financial, Inc.	First Clearing LLC
Charles Schwab	First Global Capital
Citigroup Global Markets, Inc.	First Southwest Company
Commonwealth Financial Network	Foothill Securities, Inc.
Crowell, Weeden & Co	Fortune Financial Services, Inc.
Crown Capital Securities, LP	Geneos Wealth Management, Inc.
D A Davidson	Girard Securities, Inc.
Dalton Strategic Inv Services Inc	Green Wealth Management

GunnAllen Financial	Prime Vest Financial Services
H. Beck, Inc.	Proequities Inc.
Harris & Associates	Prudential Investment Mgmt Srvcs
Harvest Capital LLC	Prudential Insurance Co of America
ING Financial Partners	QA3 Financial Corp.
Invest Financial Corporation	Questar Capital Corporation
Investacorp, Inc.	Raymond James & Associates, Inc.
Investors Capital Corp.	Raymond James Financial Services
Investors Security Co., Inc.	Raymond Wesley
JMG Wealth Management Group	RBC Capital Markets Corporation
J P Turner & Co LLC	RBC Dain Rauscher, Inc.
JTM Capital Management	RBC Wealth Management
J. W. Cole Financial, Inc.	Ridge Clearing & Outsourcing
Janney Montgomery Scott, LLC	Robert W. Baird & Co.
JP Morgan Clearing Corp	Royal Alliance Associates
Kingwood Investment Group	Scottrade, Inc.
Legend Equities Corporation	Securities America
Legent Clearing Corp.	Securities Services Network, Inc.
Lincoln Financial Advisors Corp	SharMarc Financial Advisors
Lincoln Financial Securities	SII Investments Inc.
Linsco Private Ledger	Silver Oaks Securities Inc.
Managed Financial Broker Service	Southwest Securities
Marshall & Associates Financial Svc	Stancorp Equities Inc
MG Trust Co LLC	Sterne Agee & Leach
Mid Atlantic Inst’l Shares, Inc.	Stifel, Nicolaus & Co., Inc.
MML Investor Services	SWBC Investment Services LLC
Morgan Keegan & Co.	TD Ameritrade Trust Company
Morgan Stanley	The O.N. Equity Sales Company
Morgan Stanley Smith Barney	Thrivent Financial
MS & Co. Inc.	Tiger Investment Services
Mutual Service Corp.	UBS Financial Services, Inc.
National Financial Services, Corp.	UnionBanc Investment Services LLC
National Planning Holdings	United Planners Financial
National Retirement Partners, Inc.	US Bancorp Investment
National Securities Corporation	VSR Financial Services
Nationwide Planning Assoc., Inc.	Wachovia Bank N.A.
New England Securities	Wachovia Securities LLC
Next Financial Group, Inc.	Wedbush Morgan Securities
NPB Financial Group LLC	Wells Fargo Advisors, LLC
OC Wealth Advisors	Wells Fargo Investments LLC
OFG Financial Services Inc	Western International Securities
Oppenheimer & Co. Inc.	WRP Investments, Inc.
Pacific West Sec Inc.	Zelek & Associates
Pershing LLC

HighMark Capital Management, Inc. may have established relationships with other financial firms since the end of 2009 in which these additional payments are made. Speak with your financial adviser to learn whether his or her firm has such a relationship.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and HighMark Funds’ distributor, HighMark Capital Management, Inc. makes payments to the distributor for distribution services related to the Funds.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending

14

on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, other HighMark Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consider disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. does not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund’s portfolio transactions.

Opening An Account

1.	Read this prospectus carefully.

2.	Determine how much money you want to invest. The minimum investments for the Fiduciary Shares of HighMark Funds are as follows:

•Initial Purchase:	$1,000 for each Fund
$100 for each Fund for Automatic Investment Plan
•Additional Purchases:	$100 for each Fund
$100 monthly minimum per HighMark Fund for Automatic Investment Plan

HighMark Funds may waive these initial and additional investment minimums for purchases made by:

•	Investors purchasing Fiduciary Shares through financial intermediaries that charge such investors an ongoing fee for advisory, investment, consulting or similar services;

•	Investors purchasing Fiduciary Shares through financial intermediaries that maintain omnibus accounts with the Funds and the investor notifies HighMark Funds of such accounts;

•	Qualified plans (including tax-deferred retirement plans and profit sharing plans);

•	Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank, N.A., or its affiliates;

•

Union Bank, N.A., and its affiliates, for their own accounts; HighMark Capital Management, Inc. employees (and their spouses and children under the age of 21); and current and retired trustees of HighMark Funds (and their spouses and children under the age of 21), provided that they purchase the Shares directly from HighMark Funds’ Transfer Agent; or

•	Persons, entities and accounts for which HighMark Capital Management, Inc. otherwise waives these initial and additional investment minimums.

If you think you may be eligible for a waiver, contact your financial representative or HighMark Funds or consult the SAI

(see the back of this prospectus). You must notify HighMark Funds at the time you buy the Shares that your purchase qualifies for a waiver. Also, upon notice to HighMark Funds, financial intermediaries may aggregate accounts to meet the minimum investment amount.

Subsequent to the initial purchase, if an investor no longer qualifies under one of the categories listed above or if the investor’s account falls below the investment minimum, HighMark Capital Management, Inc. reserves the right in its sole discretion to prohibit such investor from making future investments in Fiduciary Shares until such time that the investor again qualifies for Fiduciary Shares and the investor’s account equals or exceeds the investment minimums.

3.	Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4.	You and your financial representative can initiate any purchase, exchange or sale of Shares.

5.	Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you, which information may include your social security number or taxpayer identification number. This information will be verified to ensure the identity of all persons opening an account.

HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next-determined after receipt of your application in proper form.

However, HighMark Funds reserves the right to close your account at the then-current day’s price if it is unable to verify your identity. Attempts to verify your identity will be performed within a

15

HIGHMARK FUNDS

timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

HighMark Funds and HighMark Capital Management, Inc. reserve the right, in their sole discretion, to reject any purchase order for any reason.

BUYING SHARES

By Check

Opening an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Deliver the check and your completed application to your financial representative, or mail them to our Transfer Agent (see address on next page).

Adding to an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Include a note specifying the Fund name, your Share class, your account number and the name(s) in which the account is registered.

•	Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

Transfer Agent Address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

Third party checks, credit card checks, traveler’s checks, starter checks, money orders or cash will not be accepted.

By Wire

Opening an account

•	Deliver your completed application to your financial representative, or mail it to our Transfer Agent (address above).

•	Obtain your Fund account number by calling your financial representative or our Transfer Agent.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your choice of Share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Adding to an account

•	Call our Transfer Agent before wiring any funds.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your Share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Through Financial Institutions

•	Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

By Exchange

•	Call us at 1-800-433-6884 or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan (“AIP”), see “Investor Services.”

SELLING SHARES

Through Financial Institutions

•	Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

By Exchange

•	Obtain a current prospectus for the Fund into which you are exchanging by calling us or contacting your financial representative.

•	Call us or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To make systematic withdrawals from an account, see “Investor Services.”

Selling Shares in Writing. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

•	you are selling more than $50,000 worth of Shares.

•

you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House (“ACH”) to a bank account other than that on record.

•	you changed your address of record within the last 30 days.

16

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

Receiving Your Money. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order in good order. If, however, you recently purchased Shares in a Fund by check or through the AIP, you may not receive your redemption proceeds from such Fund until after the check or debit clears, which may take up to 15 days following purchase. While the Fund will delay the processing of your redemption payment until after the check or debit clears, the Shares will be valued at the next determined NAV after receipt of your redemption order in good order.

Involuntary Sales of Your Shares. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at NAV (less any contingent deferred sales charge, if applicable) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell some of your Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account balance up to or above the minimum.

EXCHANGING SHARES

How to Exchange Your Shares. You may exchange Fiduciary Shares of one HighMark Fund for Fiduciary Shares of another HighMark Fund (the “new HighMark Fund”), provided that you:

•	Are qualified to invest in the new HighMark Fund.

•	Satisfy the initial and additional investment minimums for the new HighMark Fund.

•	Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying Shares in the new HighMark Fund is based on the NAVs of the Shares you are exchanging. You may also exchange your Fiduciary Shares of a HighMark Fund for Class A or Class C Shares of another HighMark Fund. In that case, your cost for buying Shares in the new HighMark Fund is based on the NAV of the Shares you are exchanging plus any applicable sales charge.

An exchange will be treated as a sale for tax purposes.

TRANSACTION POLICIES

Valuation of Shares. A Fund’s NAV per share of a class is calculated according to the following formula:

(Total market value of the Fund’s investments and other assets allocable to the class—the class’s liabilities)

÷	Total number of the Fund’s Shares outstanding in the class

=	The class’s NAV per share

We determine the NAV of each HighMark Money Market Fund as of 11:00 a.m. Pacific time (2:00 p.m. Eastern time) every business day (as defined below), based on the amortized cost of the Fund’s assets. Amortized cost does not take into account unrealized capital gains or losses. We strive to keep each money market fund’s NAV at a constant $1.00, but there is a remote possibility that you could lose money by investing in the Funds. If the amortized cost of a Fund’s assets is not available, we value securities by using a method that HighMark Funds’ Board of Trustees believes accurately reflects fair value. HighMark Funds’ Board of Trustees reviews and approves HighMark Funds’ written fair valuation procedures in advance of their use. In addition, HighMark Funds’ Board of Trustees periodically reviews valuations to determine if any changes should be made to the fair valuation procedures. For further information about how we determine the value of the Funds’ investments, see the SAI.

Buy and Sell Prices. When you buy Shares of a Fund, the amount you pay per Share is based on the NAV per share of the applicable class of Shares next determined after we receive your order in good order. When you sell Shares of a Fund, the amount of your proceeds is based on the NAV per share of the applicable class of Shares next determined after we receive your order in good order.

Execution of Orders. You may buy and sell Shares of the Funds on any day that both the Federal Reserve Wire System and the New York Stock Exchange (“NYSE”) are open for business (hereafter referred to as a “business day”). The NYSE is closed on weekends and national holidays.

•

Purchasing Shares by Mail: If you mail us a purchase order, we will execute it as soon as we have received your purchase order and your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

•	Purchasing Shares by Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that we have received your order by the following times:

•	100% U.S. Treasury Money Market Fund: Before 9:00 a.m. Pacific time (12:00 noon Eastern time)

•	California Tax-Free Money Market Fund: Before 8:00 a.m. Pacific time (11:00 a.m. Eastern time)

•	Diversified Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time)

•	Treasury Plus Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time)

•	U.S. Government Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time)

In addition, you must wire the money you wish to invest and it must be received by our Transfer Agent prior to 11:00 a.m. Pacific time (2:00 p.m. Eastern time). If we do not receive your order or the money you plan to wire by these deadlines, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

17

HIGHMARK FUNDS

•	Selling Shares: To sell Shares on any one business day, you must place your redemption order by the following times:

•	100% U.S. Treasury Money Market Fund: Before 9:00 a.m. Pacific time (12:00 noon Eastern time)

•	California Tax-Free Money Market Fund: Before 8:00 a.m. Pacific time (11:00 a.m. Eastern time)

•	Diversified Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time)

•	Treasury Plus Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time)

•	U.S. Government Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time)

If we do not receive your request by the times listed above, we will execute your order on the following business day.

Anti-Money Laundering Program

Customer identification and verification is part of HighMark Funds’ overall obligation to deter money laundering under federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or other series of HighMark Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

Frequent Purchases and Redemptions of Fund Shares

Because the Funds are money market funds offered to investors as liquid cash management vehicles, it is expected that investors will purchase and redeem Shares of the Funds at will. Therefore HighMark Funds’ Board of Trustees has not adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading of Shares of the Funds. The Board has determined that shareholders should be able to purchase and redeem Shares of the Funds routinely. However, purchase and redemption activity may negatively impact the yield of the Fund, and HighMark Funds reserves the right to reject a purchase or exchange order if HighMark Funds or HighMark Capital Management, Inc. determines that it is not in the best interest of a Fund or its shareholders.

Orders through Financial Intermediaries

If you are investing in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of an Internal Revenue Service (“IRS”)-recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains a master account with the Fund for trading on behalf of its customers, the financial intermediary through whom you are investing may choose to adopt different or additional conditions on purchases, redemptions and exchanges of Fund Shares to discourage frequent trading and redemptions. Consult your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what conditions may be applicable to you. The Funds are not responsible for the failure of a financial intermediary to carry out its responsibilities.

Disclosure of Portfolio Holdings

HighMark Capital Management, Inc., has established a policy with respect to the disclosure of a Fund’s portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund’s complete monthly portfolio holdings are generally available to you within 5 business days after the end of the period on HighMark Funds’ web site by selecting “Individual Investor,” clicking on “Our Funds,” selecting a Fund and clicking on “Composition.”

Note that the Funds or HighMark Capital Management, Inc. may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Mailings to Households

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-433-6884 or contact your financial institution. We will begin sending you individual copies within thirty days after receiving your request.

DISTRIBUTIONS

We declare each HighMark Money Market Fund’s net income at the close of each business day and pay any dividends to shareholders monthly. Each Fund expects to distribute substantially all of its income and capital gains annually. However, it is unlikely that the Money Market Funds will realize any capital gain.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s), unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Money Market Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type or notification, send a

18

letter with your request, including your name and account number, to:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES

Your investments in the Funds may have a number of tax implications. We have summarized some of the main U.S. federal income tax considerations generally applicable to investments by U.S. persons in a Fund. Note, however, that the following is general information and your investment in a Fund may have other tax implications. The information below will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. You can find more information about the potential tax consequences of investments in the Funds in the SAI.

Important Note: if you have not done so already, be sure to provide us with your correct taxpayer identification number or certify that it is correct. Unless we have that information, we must, by law, withhold a portion of the distributions you would otherwise be entitled to receive from your Fund investments as well as a portion of any proceeds you would normally receive from selling Fund Shares.

End-of-Year Tax Statements

With respect to each calendar year, we will send you a statement early in the following year showing the federal income tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax advisor for the most up-to-date information and specific guidance regarding your particular tax situation including possible foreign, state and local taxes.

Tax Treatment of the Funds

Each Fund has elected and intends to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. If a Fund were to fail to qualify as a regulated investment company, it would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders. Additionally, all distributions, including distributions of net long-term capital gains and exempt-interest dividends, would be taxable to shareholders as ordinary income.

Taxation of Shareholder Transactions

An exchange of a Fund’s Shares for Shares of another HighMark Fund will be treated as a sale of the Shares exchanged and, as with all sales and redemptions of HighMark Fund Shares, any gain resulting from the transaction (although unlikely in a Money Market Fund) generally will be subject to U.S. federal income tax, typically as capital gains.

Taxes on Fund Distributions

•

Federal Taxes: Each Fund expects to distribute substantially all of its income and gains annually. For federal income tax purposes, distributions of net investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you’ve owned Shares in the Fund).

•

Taxation of Long-Term Capital Gains: In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as capital gain dividends will be taxable to you as long-term capital gains (regardless of how long you’ve owned Shares in the Fund). Long-term capital gain rates have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%. Some states also tax long-term capital gain distributions at a special rate. The Funds do not expect a significant portion of Fund distributions to be derived from long-term capital gains.

•	Reinvestment: A Fund’s distributions are taxable in the manner described above, whether received in cash or reinvested in additional Shares of the Fund.

•

Special Considerations for Shareholders of HighMark California Tax-Free Money Market Fund: Distributions from the Fund that are properly designated as “exempt-interest dividends” (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) generally will be exempt from federal income tax. Distributions from the Fund will be exempt from California personal income tax if (1) at the close of each quarter of the Fund’s taxable year at least 50% of the value of its total assets consist of obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) such dividends are properly designated as exempt-interest dividends in a written notice mailed to shareholders no later than 60 days after the close of the Fund’s taxable year. The Fund’s portfolio managers expect that substantially all the income dividends you receive from the Fund will be exempt from federal income tax and California state personal income

19

HIGHMARK FUNDS

taxes. However, distributions from the Fund, if any, that do not constitute exempt-interest dividends (including any distributions of any short-term capital gains) generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as long-term capital gains. Gains realized by the Fund on the sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. If you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, investing in the Fund may have on the federal taxation of such benefits. In addition, some of the income from the Fund may be included in the computation of federal and state alternative minimum tax liability, for both individual and corporate shareholders.

•	State and Local Taxes: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

Special Considerations for Non-U.S. Shareholders: Special tax considerations may apply to foreign shareholders. Please consult the SAI and your tax advisor for additional information.

The tax considerations described above may or may not apply to you. See the SAI for further details. Please consult your tax advisor to help determine whether these considerations are relevant to your investments and tax situation.

INVESTOR SERVICES

Automatic Investment Plan: AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per HighMark Fund is $100.* AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

*There is a lower, $50 monthly minimum for current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank, N.A., and its affiliates who were participating in HighMark Funds’ AIP on or before December 11, 1998.

Systematic Withdrawal Plan (“SWP”): HighMark Funds’ SWP allows you to make regular withdrawals from your account. The minimum withdrawal is $100 per HighMark Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

•	Have at least $5,000 in your HighMark Fund(s) account and

•	Have your dividends automatically reinvested.

Before you sign up for SWP, please note the following important considerations:

SWP via check will only run on the 25th of each month. SWP via the ACH can be run on any date. If your automatic withdrawals through SWP exceed the income your HighMark Fund(s) normally pay, your withdrawals may, over time, deplete your original investment—or exhaust it entirely if you make large and/or frequent withdrawals.

Fluctuations in the NAV per share of your Fund(s) may also contribute to the depletion of your principal.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

Please contact HighMark Funds at 1-800-433-6884 for more information.

Systematic Exchange Plan: HighMark Funds’ Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum exchange is $100 per HighMark Equity Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Program, you must:

•	Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund(s) account and

•	Have your dividends automatically reinvested.

To take part in the Systematic Exchange Program, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT HIGHMARK FUNDS

INVESTMENT MANAGEMENT

Investment Adviser

HighMark Capital Management, Inc. serves as the investment adviser of each series of HighMark Funds, including the Funds, and manages its investment portfolios on a day-to-day basis under the supervision of HighMark Funds’ Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of each series of HighMark Funds, including the Funds.

HighMark Capital Management, Inc. is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2010, HighMark Capital Management, Inc. had approximately $16.7 billion in assets under management.

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HighMark Capital Management, Inc. (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Funds paid the following advisory fees (net of applicable waivers) to HighMark Capital Management, Inc.:

Fund	% of Net Assets
100% U.S. Treasury Money Market Fund	0.00%
California Tax-Free Money Market Fund	0.17%
Diversified Money Market Fund	0.30%
Treasury Plus Money Market Fund	0.01%
U.S. Government Money Market Fund	0.00%

A discussion regarding the basis for HighMark Funds’ Board of Trustees approving the advisory agreement relating to the Funds between HighMark Capital Management, Inc. and HighMark Funds is available in HighMark Funds’ Annual Report to shareholders for the fiscal year ending July 31, 2010.

Other Arrangements

HighMark Funds and HighMark Capital Management, Inc. are in the process of seeking an exemptive order from the Securities and Exchange Commission (the “SEC”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which HighMark Capital Management, Inc. will, subject to the supervision and approval of HighMark Funds’ Board of Trustees, be permitted, with respect to HighMark Funds that may have sub-advisers from time to time, including the Funds, to enter into and materially amend sub-advisory agreements with sub-advisers unaffiliated with HighMark Capital Management, Inc. without such agreements being approved by the shareholders of the applicable Fund. HighMark Funds’ Board of Trustees and HighMark Capital Management, Inc. will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. HighMark Capital Management, Inc. will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that HighMark Funds and HighMark Capital Management, Inc. will obtain this order from the SEC. Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding securities of such Fund.

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HIGHMARK FUNDS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, as noted in its report dated September 27, 2010. This report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request.

		Investment Activities						Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gain (Loss) on Investments		Total from Operations		Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets
100% U.S. Treasury Money Market Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$1.00	$—	†††	$—	†††	$—		$— †††	$—	$— †††	$—	$1.00	0.01%	$405,745	0.13	%††	0.77%	0.01%
2009	1.00	0.003		—		0.003		(0.003)	—	(0.003)	—	1.00	0.27	452,594	0.36	††	0.80	0.25
2008	1.00	0.023		—		0.023		(0.023)	—	(0.023)	—	1.00	2.27	465,490	0.54		0.76	2.21
2007	1.00	0.045		—		0.045		(0.045)	—	(0.045)	—	1.00	4.56	334,211	0.53		0.78	4.47
2006	1.00	0.035		—		0.035		(0.035)	—	(0.035)	—	1.00	3.58	391,906	0.52		0.78	3.54
California Tax-Free Money Market Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$1.00	$—	†††	$—	†††	$—	†††	$— †††	$—	$— †††	$—	$1.00	0.03%	$200,245	0.40	%††	0.78%	0.03%
2009	1.00	0.011		—		0.011		(0.011)	—	(0.011)	—	1.00	1.15	343,075	0.54	††	0.79	1.14
2008	1.00	0.024		0.001		0.025		(0.025)	—	(0.025)	—	1.00	2.55	460,265	0.49		0.76	2.42
2007	1.00	0.031		—		0.031		(0.031)	—	(0.031)	—	1.00	3.13	226,583	0.48		0.79	3.08
2006	1.00	0.025		—		0.025		(0.025)	—	(0.025)	—	1.00	2.57	176,711	0.48		0.79	2.53
Diversified Money Market Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$1.00	$0.003		$—	†††	$0.003		$(0.003)	$—	$(0.003)	$—	$1.00	0.25%	$1,932,702	0.56	%††	0.76%	0.26%
2009	1.00	0.015		—		0.015		(0.015)	—	(0.015)	—	1.00	1.55	2,415,777	0.58	††	0.80	1.53
2008	1.00	0.037		—		0.037		(0.037)	—	(0.037)	—	1.00	3.81	2,193,518	0.54		0.76	3.66
2007	1.00	0.049		—		0.049		(0.049)	—	(0.049)	—	1.00	4.98	1,764,559	0.52		0.78	4.87
2006	1.00	0.039		—		0.039		(0.039)	—	(0.039)	—	1.00	4.02	1,923,511	0.52		0.79	3.93
Treasury Plus Money Market Fund
Fiduciary Shares
For the period ended July 31,:
2010	$1.00	$0.001		$—		$0.001		$(0.001)	$—	$(0.001)	$—	$1.00	0.05%	$172,706	0.14	%††	0.80%	0.05%
2009 (1)	1.00	0.004	^	—		0.004		(0.004)	—	(0.004)	—	1.00	0.41	139,233	0.15	**††	0.80 **	0.23 **
Amounts designated as “—” are either $0 or have been rounded to $0.

*	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
**	Annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	The effect of participating in the Treasury’s Temporary Guarantee Program expense for the years ended 07/31/10 and 07/31/09, respectively, was 0.01% and 0.04% for the California Tax-Free Money Market Fund, 0.01% and 0.04% for the Diversified Money Market Fund, 0.00% and 0.00% for the Treasury Plus Money Market Fund and 0.01% and 0.04% for the 100% U.S. Treasury Money Market Fund.
†††	Amount represents less than $0.001.
^	Per share amounts calculated using SEC method.
(1)	Commenced operations on August 14, 2008.

22

		Investment Activities				Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets
U.S. Government Money Market Fund
Fiduciary Shares
For the periods ended July 31,:
2010	$1.00	$0.001		$—	$0.001	$(0.001)	$—	$(0.001)	$—	$1.00	0.08%	$932,370	0.16	%††	0.77%	0.08%
2009	1.00	0.009	^	—	0.009	(0.009)	—	(0.009)	—	1.00	0.95	873,242	0.49	††	0.80	0.88
2008	1.00	0.031		0.001	0.032	(0.032)	—	(0.032)	—	1.00	3.25	576,230	0.54		0.78	3.14
2007	1.00	0.048		—	0.048	(0.048)	—	(0.048)	—	1.00	4.90	456,802	0.53		0.79	4.80
2006	1.00	0.039		—	0.039	(0.039)	—	(0.039)	—	1.00	3.93	506,572	0.53		0.79	3.88

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	The effect of participating in the Treasury’s Temporary Guarantee Program expense for the years ended 07/31/10 and 07/31/09, respectively, was 0.00% and 0.03% for the U.S. Government Money Market Fund.
^	Per share amounts calculated using SEC method.

23

HIGHMARK FUNDS

INSTRUMENTS, INVESTMENT TECHNIQUES AND RISKS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as “fundamental” in the SAI.

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds may invest.

FUND NAME	FUND CODE
100% U.S. Treasury Money Market Fund	1
California Tax-Free Money Market Fund	2
Diversified Money Market Fund	3
Treasury Plus Money Market Fund	4
U.S. Government Money Market Fund	5

INSTRUMENT	FUND CODE	RISK TYPE
Asset-Backed Securities: Securities backed by receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or assets.	2, 3	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	2, 3	Credit Liquidity Market
Bonds: Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity.	2-5	Market Credit Political Liquidity Foreign Investment Prepayment
Certificates of Deposit: Negotiable instruments with a stated maturity.	2, 3	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Their maturities generally vary from a few days to nine months.	2-5	Credit Liquidity Market
Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a fund.	2-5	Market Liquidity Management
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities.	2, 3, 5	Management Market Credit Liquidity Leverage Prepayment
Foreign Securities: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks or supranational entities.	3	Market Political Liquidity Foreign Investment

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INSTRUMENT	FUND CODE	RISK TYPE
Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the fund has estimated for them. Each Fund may invest up to 5% of its net assets in illiquid securities.	1-5	Liquidity Market
Investment Company Securities: Shares of registered investment companies. These may include HighMark Money Market Funds and other registered investment companies for which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a shareholder of an investment company, a fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the fund pays its own adviser.	2-5	Market
Mortgage-Backed Securities: Securities backed by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).	2, 3	Prepayment Market Credit Regulatory

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities may include revenue bonds, certificates of participation (“COPs”), both taxable and tax-exempt private activity bonds and industrial development bonds, as well as general obligation bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term obligations such as municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

There are two general types of municipal bonds: General-obligation bonds, which are secured by the taxing power of the issuer (and, in California, have the approval of voters) and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, COPs; utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (Mello-Roos) issues, which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.

	2, 3	Market Credit Political Tax Regulatory Prepayment
Participation Interests: Interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests are usually structured as some form of indirect ownership that allows a fund to treat the income from the investment as exempt from federal income tax. A fund invests in these interests to obtain credit enhancement on demand features that would be available through direct ownership of the underlying municipal securities.	2	Market Liquidity Credit Tax
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by a fund.	2-5	Market Leverage Counterparty

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HIGHMARK FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-5	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a fund and may have a leveraging effect.	2-5	Market Leverage Counterparty
Securities Lending: The lending of up to 33 1/3% of a fund’s total assets. In return a fund will receive cash, other securities and/or letters of credit.	2-5	Market Leverage Liquidity Credit
Tax-Exempt Commercial Paper: Commercial paper issued by governments and political sub-divisions.	2	Credit Liquidity Market Tax
Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	2, 3	Liquidity Credit Market
Treasury Receipts: Treasury receipts, Treasury investment growth receipts and certificates of accrual of Treasury securities.	3, 5	Market
U.S. Government-Sponsored Entity Securities: Securities issued by agencies, authorities, enterprises and instrumentalities of the U.S. Government. These include Ginnie Mae, Fannie Mae and Freddie Mac. Such securities may not be guaranteed or insured by the U.S. Government.	2-5	Government-Sponsored Entities Market Credit Call
U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping issued or guaranteed by the full faith and credit of the U.S. government.	1-5	Market
Variable Amount Master Demand Notes: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark Funds and the issuer, they are not normally traded. Although there is no secondary market in these notes, a fund may demand payment of principal and accrued interest at specified intervals.	2, 3, 5	Credit
Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a fund on demand.	2-5	Credit Liquidity Market
When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	1-5	Market Leverage Liquidity Credit
Yankee Bonds and Similar Debt Obligations: U.S. dollar denominated bonds issued by foreign corporations or governments. Sovereign bonds are those issued by the government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.	3	Market Credit

26

INSTRUMENT	FUND CODE	RISK TYPE
Zero-Coupon Debt Obligations: Bonds and other types of debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-5	Credit Market Zero Coupon

Other Risks

HighMark Funds also offers Shares of HighMark Income Plus Allocation Fund, HighMark Growth & Income Allocation Fund, HighMark Capital Growth Allocation Fund HighMark and HighMark Diversified Equity Allocation Fund (collectively the “Asset Allocation Portfolios”). Each of the Asset Allocation Portfolios is a “fund-of-funds” that invests in other mutual funds within the HighMark Funds family. Fiduciary Shares of the Diversified Money Market Fund and certain other series of HighMark Funds not offered in this prospectus (collectively with the Diversified Money Market Fund, the “Underlying Funds”) are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of Shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of Shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund’s asset levels and an Underlying Fund’s then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds’ transaction costs and possibly reducing the Underlying Funds’ performance.

Money Market Fund Risk. An investment in a Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although a Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund. The Share price of money market funds can fall below the $1.00 Share price. You should not rely on or expect HighMark Capital Management, Inc. or an affiliate to take actions to maintain a Fund’s $1.00 Share price. The credit quality of a Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s Share price. A Fund’s Share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in a Fund may have a significant adverse effect on the Share price of the Fund.

GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as certain other risks.

Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

California State Specific Risk. By concentrating its investments in California, a fund may be more susceptible to factors adversely affecting issuers of California municipal securities than a comparable fund that does not concentrate in a single state. For example, the fund may be affected significantly by economic, regulatory, or political developments affecting the liability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in securities issued in California, the fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Counterparty Risk. The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligation under the repurchase agreement or reverse repurchase agreement. A fund’s income and the value of the fund’s investments could decline as a result.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. If a security’s credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate

27

HIGHMARK FUNDS

financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Government-Sponsored Entities Risk. The securities in which a fund invests that are issued by government-sponsored entities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing entity.

Interest Rate Risk. The possibility that the value of a fund’s investments will decline due to an increase in interest rates or that a fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the fund’s investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the fund being unable to pay expenses out of its assets and may impact the fund’s ability to maintain a stable net asset value of $1.00 per share.

Leverage Risk. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

Liquidity Risk. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a fund.

Management Risk. The risk that a strategy used by a fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The possibility that a fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the fund’s security holdings will tend to increase or decrease in response to these movements.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes or even governmental collapse and war.

Prepayment/Call Risk. The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call” — or repay — a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment and call risk it poses.

Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses and state usury laws.

Tax Risk. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

28

How to obtain more information:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request the SAI, the Annual or Semi-Annual Reports free of charge, other information about the Fund or to make shareholder inquiries:

By Telephone:    call 1-800-433-6884

By Mail:	write to us at
HighMark Funds
c/o BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

By Internet:    www.highmarkfunds.com

From the SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

HighMark Funds’ Investment Company Act registration number is 811-05059.

.

445 South Figueroa Street • Suite 306 Los Angeles • California • 90071 www.highmarkfunds.com	HMK-PS-013-0800 84822-A (12/10)

December 1, 2010

HighMark

The smarter approach to investing.

money market	RETAIL SHARES

	CLASS A	CLASS B	CLASS C
100% U.S. Treasury Money Market Fund	HMRXX	--	--

California Tax-Free Money Market Fund	HMAXX	--	--

Diversified Money Market Fund	HMVXX	--	--

Treasury Plus Money Market Fund	HMPXX	--	--

U.S. Government Money Market Fund	HMUXX	HGBXX	HGTXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Funds is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank. It is not insured by the FDIC or any other government agency.

Individual HighMark Fund Profiles

100% U.S. Treasury Money Market Fund	2
California Tax-Free Money Market Fund	4
Diversified Money Market Fund	7
Treasury Plus Money Market Fund	9
U.S. Government Money Market Fund	11

Shareowner Guide — How to Invest in HighMark Funds

More About HighMark Funds

Investment Management	23
Financial Highlights	25
Instruments, Investment Techniques and Risks	27
Glossary of Investment Risks	31

1

HIGHMARK MONEY MARKET FUNDS

100% U.S. Treasury Money Market Fund

INVESTMENT OBJECTIVE AND GOAL

To seek current income with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class A Shares
Management Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.47%

Total Annual Fund Operating Expenses	1.02%
Fee Waivers and Expense Reimbursement	0.22%
Net Expenses†	0.80%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 0.80%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of Shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$82	$303	$542	$1,228

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests exclusively in U.S. Treasury securities and separately traded components of those securities called “STRIPs”. The Fund may, for temporary defensive purposes, in order to meet shareholder redemptions and/or to otherwise facilitate portfolio operations, retain up to 10% of its assets in cash in a deposit account held at the Fund’s custodian. Cash of the Fund held in a deposit account at the Fund’s custodian is subject to the credit risk of the custodian.

The Fund’s portfolio managers will maintain a dollar-weighted average maturity of the portfolio of 60 days or less, and a dollar-weighted average life to maturity of the portfolio of 120 days or less. In addition, each individual security in the portfolio, at the time of purchase, will have an effective maturity of no more than 397 days.

As a money market fund, the Fund is subject to the maturity, liquidity, quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. These requirements include daily and weekly liquidity obligations and restrictions on investing in securities not rated in the highest credit-quality category for short term securities. Please see the section “Additional Information on Portfolio Investments” in the Fund’s statement of additional information for further information.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the Treasury market as a whole and/or demand for individual Treasury securities.

•	Imbalances in the supply of Treasury securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund.

2

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per Share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 12/31/00	1.39%
Lowest Quarter 12/31/09	0.00%
Year-to-date total return as of 9/30/2010	0.01%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 12/1/90
100% U.S. Treasury Money Market Fund
Class A Shares	0.03%	2.17%	2.14%	3.12%

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that both the Federal Reserve Wire System and the New York Stock Exchange are open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

3

HIGHMARK MONEY MARKET FUNDS

California Tax-Free Money Market Fund

INVESTMENT OBJECTIVE AND GOAL

To seek current income exempt from federal and California state personal income taxes with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class A Shares
Management Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.48%

Total Annual Fund Operating Expenses	1.03%
Fee Waivers and Expense Reimbursement	0.23%
Net Expenses†	0.80%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 0.80%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of Shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$82	$305	$546	$1,239

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in short-term, high quality California municipal securities. “High quality” securities are those that at least two nationally recognized rating agencies have judged financially strong enough to be included in their highest credit-quality category for short-term securities (or, if only one nationally recognized rating agency has rated such debt, then by that agency). It may also invest in non-rated securities that the portfolio managers judge to be of comparably high quality. At times, the Fund may also invest up to 10% of its assets in other mutual funds with similar objectives. The Fund may, in addition, invest up to 20% in short-term obligations that pay interest which is not exempt from California personal income taxes, federal income taxes and/or the alternative minimum tax.

The Fund’s portfolio managers will maintain a dollar-weighted average maturity of the portfolio of 60 days or less, and a dollar-weighted average life to maturity of the portfolio of 120 days or less. In addition, each individual security in the portfolio, at the time of purchase, will have an effective maturity of no more than 397 days.

As a money market fund, the Fund is subject to the maturity, liquidity, quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. These requirements include daily and weekly liquidity obligations and restrictions on investing in securities not rated in the highest credit-quality category for short term securities. Please see the section “Additional Information on Portfolio Investments” in the Fund’s statement of additional information for further information.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the California municipal securities market as a whole and/or for individual securities.

•	Imbalances in the supply of securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may temporarily invest a significant amount of the Fund’s assets in very short-term taxable debt obligations. They may also do so when there is not a sufficient supply of California municipal securities that meet their investment criteria.

4

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund.

California State Specific Risk: By concentrating its investments in California, the Fund may be more susceptible to factors adversely affecting issuers of California municipal securities than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in securities issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per Share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/00	0.82%
Lowest Quarter 09/30/09	0.01%
Year-to-date total return as of 9/30/2010	0.02%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 6/25/91
California Tax-Free Money Market Fund
Class A Shares	0.15%	1.85%	1.59%	2.06%

Performance for Class A Shares includes the performance of Stepstone California Tax-Free Money Market Fund for the period prior to its consolidation with HighMark California Tax-Free Money Market Fund on 4/25/97.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that both the Federal Reserve Wire System and the New York Stock Exchange are open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

5

HIGHMARK MONEY MARKET FUNDS

California Tax-Free Money Market Fund

TAX INFORMATION

The Fund normally intends to make distributions that consist of exempt-interest dividends which are generally not taxable to you for federal income tax purposes, but a portion of its distributions may be subject to the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

6

HIGHMARK MONEY MARKET FUNDS

Diversified Money Market Fund

INVESTMENT OBJECTIVE AND GOAL

To seek current income with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class A Shares
Management Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.46%

Total Annual Fund Operating Expenses	1.01%
Fee Waivers and Expense Reimbursement	0.19%
Net Expenses†	0.82%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 0.82%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of Shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$84	$303	$539	$1,219

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term debt securities. “High quality” securities are those that at least two nationally recognized rating agencies have judged financially strong enough to be included in their highest credit-quality category for short-term securities (or, if only one nationally recognized rating agency has rated such debt, then by that agency). The Fund may also invest in nonrated securities if the portfolio managers believe they are of comparably high quality.

The Fund’s portfolio managers will maintain a dollar-weighted average maturity of the portfolio of 60 days or less, and a dollar-weighted average life to maturity of the portfolio of 120 days or less. In addition, each individual security in the portfolio, at the time of purchase, will have an effective maturity of no more than 397 days.

As a money market fund, the Fund is subject to the maturity, liquidity, quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. These requirements include daily and weekly liquidity obligations and restrictions on investing in securities not rated in the highest credit-quality category for short term securities. Please see the section “Additional Information on Portfolio Investments” in the Fund’s statement of additional information for further information.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the high quality, short-term securities market as a whole and/or for individual securities.

•	Current imbalances in the supply of high quality, short-term securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

Although the portfolio managers strive to ensure that the Fund is diversified, from time to time they may concentrate the Fund’s assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable Securities and Exchange Commission guidelines, if they believe it is in the best interest of the Fund’s shareholders.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any

7

HIGHMARK MONEY MARKET FUNDS

Diversified Money Market Fund

other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per Share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/00	1.51%
Lowest Quarter 12/31/09	0.03%
Year-to-date total return as of 9/30/2010	0.05%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 5/28/91
Diversified Money Market Fund
Class A Shares	0.44%	2.92%	2.63%	3.43%

Performance for Class A Shares includes the performance of Stepstone Money Market Fund for the periods prior to its consolidation with HighMark Diversified Money Market Fund on 4/25/97.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that both the Federal Reserve Wire System and the New York Stock Exchange are open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

8

HIGHMARK MONEY MARKET FUNDS

Treasury Plus Money Market Fund

INVESTMENT OBJECTIVE AND GOAL

To seek current income with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class A Shares
Management Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.50%

Total Annual Fund Operating Expenses	1.05%
Fee Waivers and Expense Reimbursement	0.25%
Net Expenses†	0.80%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 0.80%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of Shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$82	$309	$555	$1,260

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund primarily invests in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations. The Fund may also engage in reverse repurchase agreements as a method for creating leverage and for other purposes.

The Fund’s portfolio managers will maintain a dollar-weighted average maturity of the portfolio of 60 days or less, and a dollar-weighted average life to maturity of the portfolio of 120 days or less. In addition, each individual security in the portfolio, at the time of purchase, will have an effective maturity of no more than 397 days.

As a money market fund, the Fund is subject to the maturity, liquidity, quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. These requirements include daily and weekly liquidity obligations and restrictions on investing in securities not rated in the highest credit-quality category for short term securities. Please see the section “Additional Information on Portfolio Investments” in the Fund’s statement of additional information for further information.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the Treasury market as a whole and/or demand for individual Treasury securities.

•	Imbalances in the supply of Treasuries relative to demand.

•	Liquidity, market risk and yield of various investment options, and/or

•	The appropriateness of particular securities to the Fund’s objectives.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s

9

HIGHMARK MONEY MARKET FUNDS

Treasury Plus Money Market Fund

investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per Share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Leverage Risk: The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Counterparty Risk: The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligation under the repurchase agreement or reverse repurchase agreement. The Fund’s income and the value of the Fund’s investments could decline as a result.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing the performance of the Fund’s Class A Shares for the calendar year 2009. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 03/31/09	0.02%
Lowest Quarter 06/30/09	0.01%
Year-to-date total return as of 9/30/2010	0.02%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	Since Inception 8/14/08
Treasury Plus Money Market Fund
Class A Shares	0.06%	0.08%

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem Shares on any day that both the Federal Reserve Wire System and the New York Stock Exchange are open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

10

HIGHMARK MONEY MARKET FUNDS

U.S. Government Money Market Fund

INVESTMENT OBJECTIVE AND GOAL

To seek current income with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts. Information about these and other discounts is available from your financial professional and in “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” on page 14 and page 15, respectively, of the Fund’s prospectus and “Additional Purchase and Redemption Information” on page 69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.30%	0.30%	0.30%
Distribution (12b-1) Fees	0.25%	0.75%	0.75%
Other Expenses	0.47%	0.47%	0.22%

Total Annual Fund Operating Expenses	1.02%	1.52%	1.27%
Fee Waivers and Expense Reimbursement	0.20%	0.00%	0.00%
Net Expenses†	0.82%	1.52%	1.27%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B and Class C Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 0.82%, 1.52% and 1.27%, respectively, for the period from

December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of

Shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (for Class A shares, net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A Shares	$84	$305	$544	$1,230
Class B Shares	$655	$780	$1,029	$1,678
Class C Shares	$229	$403	$697	$1,534

You would pay the following expenses if you did not redeem your Shares:

	1 year	3 years	5 years	10 years
Class B Shares	$155	$480	$829	$1,678
Class C Shares	$129	$403	$697	$1,534

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests exclusively in short-term debt obligations issued or guaranteed by the U.S. Government, its agencies, authorities, enterprises or instrumentalities (collectively, “government-sponsored entities”), such as the Federal Home Loan Mortgage Corp. (“FreddieMac”) and the Federal National Mortgage Assn. (“Fannie Mae”). Some of these debt obligations may be subject to repurchase agreements. In certain cases, securities issued by government-sponsored entities may not be guaranteed or insured by the U.S. Government.

The Fund’s portfolio managers will maintain a dollar-weighted average maturity of the portfolio of 60 days or less, and a dollar-weighted average life to maturity of the portfolio of 120 days or less. In addition, each individual security in the portfolio, at the time of purchase, will have an effective maturity of no more than 397 days.

As a money market fund, the Fund is subject to the maturity, liquidity, quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. These requirements include daily and weekly liquidity obligations and restrictions on investing in securities not rated in the highest

11

HIGHMARK MONEY MARKET FUNDS

U.S. Government Money Market Fund

credit-quality category for short term securities. Please see the section “Additional Information on Portfolio Investments” in the Fund’s statement of additional information for further information.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the U.S. Government securities market as a whole and/or for individual securities.

•	Imbalances in the supply of U.S. Government securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per Share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Government-Sponsored Entities Risk: The securities in which the Fund invests that are issued by government-sponsored entities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing entity.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/00	1.47%
Lowest Quarter 12/31/09	0.02%
Year-to-date total return as of 9/30/2010	0.04%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception
U.S. Government Money Market Fund
Class A Shares	0.14%	2.65%	2.44%	12/1/90 3.33%
Class B Shares	-4.88%	1.70%	1.84%	8/10/87 3.67%
Class C Shares	-0.88%	2.42%	2.45%	8/10/87 4.03%

Prior to 2/2/98 for Class B Shares and 12/1/05 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 8/10/87, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, the annual returns for the three classes would be substantially similar. The performance of Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class B and Class C Shares, but does not reflect Class B and Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

12

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class A or Class C Shares of the Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

Class B Shares of the Fund are closed to purchases and are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

In general, you may purchase or redeem Shares on any day that both the Federal Reserve Wire System and the New York Stock Exchange are open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

13

HIGHMARK FUNDS

SHAREOWNER GUIDE – HOW TO INVEST IN HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.

Choosing a Share Class

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Three classes of Fund Shares, Class A, Class B and Class C, are offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main differences between HighMark’s Class A, Class B and Class C Shares:

Class A

•	No sales charge.

•	Distribution and service (12b-1) fees of 0.25%.

•	Offered by:

100% U.S. Treasury Money Market Fund

California Tax-Free Money Market Fund

Diversified Money Market Fund

Treasury Plus Money Market Fund

U.S. Government Money Market Fund

Class B

•	Only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

•	Distribution and service (12b-1) fees of 0.75%.

•	A deferred sales charge, as described below.

•	Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

•	Offered by:

U.S. Government Money Market Fund

In connection with payments a third party financing entity may have paid to your broker or financial institution at the time of purchase, HighMark Capital Management, Inc. may receive 12b-1 fees paid on Class B Shares as a result of contractual arrangements between HighMark Capital Management, Inc., HighMark Funds and such third party financing entity.

Class C

•	No front-end sales charge.

•	Distribution and service (12b-1) fees of 0.75%.

•	A deferred sales charge, as described below.
•	No automatic conversion to Class A Shares, so annual expenses continue at the Class C level throughout the life of your investment.

•	Offered by:

U.S. Government Money Market Fund

To compensate HighMark Capital Management, Inc. for the commission it may pay to your broker or financial institution at the time of purchase, HighMark Capital Management, Inc. may receive 12b-1 fees paid on Class C Shares during the first 12 months of investment.

For the actual past expenses of each Share class, see the individual Fund profiles earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses over the long term than Class A shareholders who hold their Shares for a similar period.

The Funds also offer Class S and Fiduciary Shares, each of which has its own expense structure. Fiduciary Shares are available only to financial institutions, fiduciary clients of Union Bank, N.A., and certain other qualified investors. Class S Shares are available only to investors in the Union Bank, N.A., Corporate Sweep service. Call us at 1-800-433-6884 for more details.

How Sales Charges Are Calculated

Class B and Class C Shares: Contingent Deferred Sales Charge (“CDSC”):

Class B Shares are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class C Shares are available at their net asset value (“NAV”) per share, without any initial sales charge. (If you are considering an investment in the U.S. Government Money Market Fund, please see the important note below.*) However, if you (i) sell your U.S. Government Money Market Fund Class B Shares within six years of buying them, (ii) sell your U.S. Government Money Market Fund Class B Shares within six years of buying the Class B Shares of the HighMark Fund that were exchanged for your U.S. Government Money Market Fund Class B Shares, (iii) sell your U.S. Government Money Market Fund Class C Shares within one year of buying them or (iv) sell your U.S. Government Money Market Fund Class C Shares within one year of buying the Class C Shares of the HighMark Fund that were exchanged for your U.S. Government Money Market Fund Class C Shares, you must pay a CDSC. As the table below shows, the CDSC declines over time and is based either on the original cost you paid for the Shares or their current market value, whichever is less. We do not impose a CDSC on Shares you may have acquired by reinvesting your dividends or capital gains distributions.

14

The CDSCs are as follows:

Class B Shares
If sold within	CDSC on Shares being sold
1st year	5.00%
2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
After 7th and 8th year	0.00%
Class C Shares
If sold within	CDSC on Shares being sold
1st year	1.00%
After 1st year	0.00%

Class B Shares will automatically convert to Class A Shares after eight years. Class C Shares do not convert to Class A Shares.

In addition, we calculate any CDSC you may owe by considering the number of Shares you are selling, not the value of your account. To keep your CDSC as low as possible, each time you ask us to sell Shares we will first sell any Shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those Shares that have the lowest CDSC next.

In connection with payments a third party financing entity may have paid to your broker or financial institution at the time of purchase, HighMark Capital Management, Inc. may receive any CDSC imposed when you sell your Class B Shares as a result of contractual arrangements between HighMark Capital Management, Inc., HighMark Funds and such third party financing entity.

On the purchase of your Class C Shares, HighMark Capital Management, Inc. may pay a commission equal to 1.00% of your purchase to your broker or financial institution. HighMark Capital Management, Inc. may also receive any CDSC imposed when you sell your Class C Shares.

*If you are considering an investment in HighMark U.S. Government Money Market Fund, please note: you may purchase Class B Shares of HighMark U.S. Government Money Market Fund only by exchanging Class B Shares of a non-money market HighMark Fund for them. You can make exchanges into HighMark U.S. Government Money Market Fund without paying a contingent deferred sales charge on your Class B Shares in the previous fund, even if you held them for six years or less.

Sales Charge Reductions and Waivers

CDSC Waivers: You may qualify for a CDSC waiver if:

•

you are selling Shares as part of a systematic withdrawal plan (“SWP”), provided that no more than 10% of the total market value of an account (calculated at the time the SWP is established) may be withdrawn over any 12 month period.

•	you are taking certain distributions from a retirement plan.

•	the shareholder has died or become disabled.

You must notify us that you are eligible for a waiver under these circumstances at the time you wish to sell Shares.

If you think you may be eligible for a CDSC waiver, contact your financial representative or HighMark Funds or consult the

Statement of Additional Information (“SAI”) (see the back cover of this prospectus for contact information).

The Funds make sales charge and breakpoint information available, free of charge, on or through HighMark Funds’ web site at www.highmarkfunds.com through the Funds’ prospectuses and SAI, which are available for download or by request by selecting “Individual Investor,” and clicking on “Literature.”

Fees for Distribution of Shares

HighMark Funds has adopted 12b-1 plans with respect to Class A, Class B and Class C Shares that allow each Fund to pay distribution and service fees. The maximum distribution and service fee for each class of Shares is as follows:

Share Class	Percentage of Average Daily Net Assets
Class A	0.25%
Class B	0.75%
Class C	0.75%

Because 12b-1 fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information about the receipt by HighMark Capital Management, Inc. of 12b-1 fees paid on Class B Shares and Class C Shares, please see “Choosing a Share Class” earlier in this section.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above may be paid or “reallowed” to the broker, dealer, financial adviser or other financial intermediaries, including UnionBanc Investment Services LLC and other affiliates of HighMark Capital Management, Inc., through which you purchase your Shares. In addition to the foregoing, your broker, dealer, financial adviser or other financial intermediaries may receive certain other payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans. For purposes of the following, “financial firms” means brokers, dealers, financial advisers and other financial intermediaries.

A Fund may make payments under HighMark Funds’ shareholder services plans relating to the Class A Shares and the Class B Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily NAV of the applicable class(es) of Shares of such Fund. The shareholder services plans are more fully described in the SAI. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other series of HighMark Funds not offered in this prospectus.

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HIGHMARK FUNDS

Marketing Support Payments. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

Payments for Distribution and Shareholder Services. In addition to the foregoing marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm’s examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm’s list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with “shelf space” and/or a higher profile for a financial firm’s financial consultants and their customers and/or placing the Funds on the financial firm’s preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm’s platform and (7) payments for the sale of Shares and/or the maintenance of Share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm’s salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm’s HighMark Funds sales and total assets, and the financial firm’s willingness to give HighMark Capital Management, Inc. or the Funds’ distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a “select” or “preferred” list. HighMark Capital Management, Inc.’s goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

For the calendar year 2009, the financial firms that received these additional payments, which totaled approximately $3.9 million, from HighMark Capital Management, Inc. include (but are not necessarily limited to) the following:

Abacus Investment Inc	Marshall & Associates Financial Svc
American Portfolio Financial Services	MG Trust Co LLC
Amerprise Advisor Services Inc.	Mid Atlantic Inst’l Shares, Inc.
Ameriprise Financial Services, Inc.	MML Investor Services
Ameritrade Inc.	Morgan Keegan & Co.
Asset International, Inc.	Morgan Stanley
Associated Securities Crop	Morgan Stanley Smith Barney
AXA Advisors, LLC	MS & Co. Inc.
B C Ziegler	Mutual Service Corp.
BCR Financial Services	National Financial Services, Corp.
Bedminster Financial Group Ltd	National Planning Holdings
Brokersxpress LLC	National Retirement Partners, Inc.
Cambridge Investment Research	National Securities Corporation
Capital Financial Services	Nationwide Planning Assoc., Inc.
Centaurus Financial, Inc.	New England Securities
Charles Schwab	Next Financial Group, Inc.
Citigroup Global Markets, Inc.	NPB Financial Group LLC
Commonwealth Financial Network	OC Wealth Advisors
Crowell, Weeden & Co	OFG Financial Services Inc
Crown Capital Securities, LP	Oppenheimer & Co. Inc.
D A Davidson	Pacific West Sec Inc.
Dalton Strategic Inv Services Inc	Pershing LLC
E*Trade	Prime Vest Financial Services
Edward Jones	Proequities Inc.
Ensemble Financial Services, Inc	Prudential Investment Mgmt Srvcs
ePlanning Securities, Inc.	Prudential Insurance Co of America
Equity Services Inc	QA3 Financial Corp.
Express Securities Inc	Questar Capital Corporation
Feltl and Company	Raymond James & Associates, Inc.
Ferris, Baker Watts, Inc.	Raymond James Financial Services
Financial Advisors of America LLC	Raymond Wesley
Financial Network	RBC Capital Markets Corporation
Financial Network Investment Corp	RBC Dain Rauscher, Inc.
Financial Planning Solutions, Inc.	RBC Wealth Management
Fintegra LLC	Ridge Clearing & Outsourcing
First Allied Securities, Inc.	Robert W. Baird & Co.
First Clearing LLC	Royal Alliance Associates
First Global Capital	Scottrade, Inc.
First Southwest Company	Securities America
Foothill Securities, Inc.	Securities Services Network, Inc.
Fortune Financial Services, Inc.	SharMarc Financial Advisors
Geneos Wealth Management, Inc.	SII Investments Inc.
Girard Securities, Inc.	Silver Oaks Securities Inc.
Green Wealth Management	Southwest Securities
GunnAllen Financial	Stancorp Equities Inc
H. Beck, Inc.	Sterne Agee & Leach
Harris & Associates	Stifel, Nicolaus & Co., Inc.
Harvest Capital LLC	SWBC Investment Services LLC
ING Financial Partners	TD Ameritrade Trust Company
Invest Financial Corporation	The O.N. Equity Sales Company
Investacorp, Inc.	Thrivent Financial
Investors Capital Corp.	Tiger Investment Services
Investors Security Co., Inc.	UBS Financial Services, Inc.
JMG Wealth Management Group	UnionBanc Investment Services LLC
J P Turner & Co LLC	United Planners Financial
JTM Capital Management	US Bancorp Investment
J. W. Cole Financial, Inc.	VSR Financial Services
Janney Montgomery Scott, LLC	Wachovia Bank N.A.
JP Morgan Clearing Corp	Wachovia Securities LLC
Kingwood Investment Group	Wedbush Morgan Securities
Legend Equities Corporation	Wells Fargo Advisors, LLC
Legent Clearing Corp.	Wells Fargo Investments LLC
Lincoln Financial Advisors Corp	Western International Securities
Lincoln Financial Securities	WRP Investments, Inc.
Linsco Private Ledger	Zelek & Associates
Managed Financial Broker Service

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HighMark Capital Management, Inc. may have established relationships with other financial firms since the end of 2009 in which these additional payments are made. Speak with your financial adviser to learn whether his or her firm has such a relationship.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and HighMark Funds’ distributor, HighMark Capital Management, Inc. makes payments to the distributor for distribution services related to the Funds.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, other HighMark Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consider disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. does not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund’s portfolio transactions.

Opening an Account

1.	Read this prospectus carefully.

2.	Determine how much money you want to invest. The minimum investments for Class A or Class C Shares of HighMark Funds are as follows:

•Initial Purchase:	$1,000 for each Fund
$250 for each Fund for current and retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank, N.A., HighMark Funds’ distributor and its affiliates, and Boston Financial Data Services
$100 for each Fund for Automatic Investment Plan
•Additional Purchases:	$100 for each Fund
$100 monthly minimum per HighMark Fund for Automatic Investment Plan
We may waive these initial and additional investment minimums for purchases made in connection with individual retirement accounts (“IRAs”), Keoghs, payroll deduction plans or 401(k) or similar plans, or for accounts held through a financial intermediary that has an agreement with HighMark Capital Management, Inc. or HighMark Funds’ distributor to waive or reduce these minimums. Financial intermediaries may aggregate accounts to meet investment minimums.
3.	Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.
4.	You and your financial representative can initiate any purchase, exchange or sale of Shares.
5.	Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you, which information may include your social security number or taxpayer identification number. This information will be verified to ensure the identity of all persons opening an account.

HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV value per share next- determined after receipt of your application in proper form.

However, HighMark Funds reserves the right to close your account at the then-current day’s price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day’s price and remit

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HIGHMARK FUNDS

proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

HighMark Funds and HighMark Capital Management, Inc. reserve the right, in their sole discretion, to reject any purchase order for any reason.

BUYING SHARES

By Check

Opening an account (Class A Shares or Class C Shares only)

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Deliver the check and your completed application to your financial representative, or mail them to our Transfer Agent (see address below).

Adding to an account (Class A or Class C Shares only)

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Include a note specifying the fund name, your Share class, your account number and the name(s) in which the account is registered.

•	Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

Transfer Agent Address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

Third party checks, credit card checks, traveler’s checks, starter checks, money orders or cash will not be accepted.

By Exchange

Opening an account (Class A, B or C Shares)

•	Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

Adding to an account

•	Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

You may be subject to an exchange fee. See “Exchanging Shares” below.

By Wire

Opening an account (Class A Shares or Class C Shares only)

•	Deliver your completed application to your financial representative, or mail it to our Transfer Agent (address above).

•	Obtain your Fund account number by calling your financial representative or our Transfer Agent.
•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your choice of Share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Adding to an account (Class A or Class C Shares only)

•	Call our Transfer Agent before wiring any funds.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your Share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Through Financial Institutions

Opening an account

•	Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Adding to an account

•	Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan (“AIP”), see “Investor Services.”

SELLING SHARES

By Letter

Designed for

•	Accounts of any type.

•	Sales of any amount.

To sell some or all of your Shares

•	Write a letter indicating the Fund name, your Share class, your Fund account number, the name(s) in which the account is registered and the dollar value or number of Shares you wish to sell.

•	Include all signatures and any guarantees that may be required (see “Selling Shares in Writing”).

•	Mail the materials to our Transfer Agent.

Transfer Agent Address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

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•	We will mail a check to the name(s) and address in which the account is registered, unless you give us other written instructions.

•

If you are invested in an IRA or Roth IRA, you can contact HighMark customer service to obtain an IRA distribution form at 1-800-433-6884. The IRA distribution form is also downloadable at www.highmarkfunds.com.

By Phone

Designed for

•	Accounts of any type.

•	Sales of any amount.

To sell some or all of your Shares

•	To place your order, contact your financial representative or HighMark Funds at 1-800-433-6884 between 8:30 a.m. and 6:00 p.m. Eastern time on most business days.

By Wire or Electronic Funds Transfer (EFT)

Designed for

•	Requests by letter to sell at least $500 (accounts of any type).

•	Requests by phone to sell at least $500 (accounts of any type excluding IRA and Roth IRA accounts).

To sell some or all of your Shares

•	We will wire amounts of $500 or more on the next business day after we receive your request.

•	Shares cannot be redeemed by wire on federal holidays restricting wire transfers.

By Exchange

Designed for

•	Accounts of any type.

•	Sales of any amount.

To sell some or all of your Shares

•	Obtain a current prospectus for the Fund into which you are exchanging by calling HighMark Funds or your financial representative.

•	Call HighMark Funds or your financial representative to request an exchange.

Through Financial Institutions

Designed for

•	Accounts set up through financial institutions.

To sell some or all of your Shares

•	Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

By Checkwriting

Designed for

•	Accounts opened directly with the Funds (not through an investment professional).

•	Minimum amount of check is $500.
•	Maximum of five checks per month.

•	Available to Class A shareholders only.

To sell some or all of your Shares

•	Check the appropriate box on the application.

•	Obtain a signature card by calling HighMark Funds at 1-800-433-6884.

•	Mail the completed application and signature card to our Transfer Agent.

Contact your financial representative for instructions and assistance.

To make systematic withdrawals from an account, see “Investor Services.”

Selling Shares in Writing. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

•	you are selling more than $50,000 worth of Shares.

•

you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House (“ACH”) to a bank account other than that on record.

•	you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

Receiving Your Money. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order in good order. If, however, you recently purchased Shares in a Fund by check or through the AIP, you may not receive your redemption proceeds from such Fund until after the check or debit clears, which may take up to 15 days following purchase. While the Fund will delay the processing of your redemption payment until after the check or debit clears, the Shares will be valued at the next determined NAV after receipt of your redemption order in good order.

Involuntary Sales of Your Shares. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at NAV (less any contingent deferred sales charge, if applicable) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account balance up to or above the minimum.

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HIGHMARK FUNDS

EXCHANGING SHARES

How To Exchange Your Shares. You may exchange Class A, Class B or Class C Shares of one HighMark Fund for those of another HighMark Fund (the “new HighMark Fund”), provided that you:

•	Are qualified to invest in the new HighMark Fund.

•	Satisfy the initial and additional investment minimums for the new HighMark Fund.

•	Invest in the same Share class in the new HighMark Fund as you did in the previous HighMark Fund.

•	Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying Shares in the new HighMark Fund is based on the relative NAVs of the Shares you are exchanging plus applicable sales charge, if any.

An exchange will be treated as a sale for tax purposes.

Class A Shares. If you want to exchange Class A Shares initially invested in a no-load HighMark Money Market Fund for those of another HighMark Fund with a sales charge, the applicable sales charge will be assessed.

If you exchange Class A Shares of certain non-money market HighMark Funds for Class A Shares of a HighMark Money Market Fund, you may be subject to a 2% exchange fee on the value of Class A Shares purchased and exchanged 30 days or less after purchase.

Class B Shares. To calculate the Class B Shares’ eight-year conversion period or contingent deferred sales charge payable upon redemption, we combine the period you held Class B Shares of the “old” HighMark Fund with the period you held Class B Shares of the new HighMark Fund.

Class C Shares. To calculate the Class C Shares’ contingent deferred sales charge payable upon redemption, we combine the period you held Class C Shares of the “old” HighMark Fund with the period you held Class C Shares of the new HighMark Fund.

TRANSACTION POLICIES

Valuation of Shares. A Fund’s NAV per share of a class is calculated according to the following formula:

(Total market value of the Fund’s investments and other assets allocable to the class—the class’s liabilities)

÷	Total number of the Fund’s Shares outstanding in the class

=	The class’s NAV per share

We determine the NAV of each HighMark Money Market Fund as of 11:00 a.m. Pacific time (2:00 p.m. Eastern time) every business day (as defined below), based on the amortized cost of the Fund’s assets. Amortized cost does not take into account unrealized capital gains or losses. We strive to keep each money market fund’s NAV at a constant $1.00, but there is a remote possibility that you could lose money by investing in the Funds. If the amortized cost of a Fund’s assets is not available, we value securities by using a method that HighMark Funds’ Board of Trustees believes accurately reflects fair value. HighMark Funds’ Board of Trustees reviews and approves HighMark Funds’ written fair valuation procedures in advance of their use. In addition, HighMark Funds’ Board of Trustees periodically reviews valuations to determine if any changes should be made to the fair valuation procedures. For further information about how we determine the value of the Funds’ investments, see the SAI.

Buy and Sell Prices. When you buy Shares of a Fund, the price you will pay per Share (the “offering price”) is based on the NAV per share of the applicable class of Shares next determined after we receive your order in good order, plus any applicable sales charges. When you sell Shares of a Fund, you receive proceeds based on the NAV per share of the applicable class of Shares next determined after we receive your order in good order, minus any applicable deferred sales charges.

Execution of Orders. You may buy and sell Shares of the Funds on any day that both the Federal Reserve Wire System and the New York Stock Exchange (“NYSE”) are open for business (hereafter referred to as a “business day”). The NYSE is closed on weekends and national holidays.

•

Purchasing Shares By Mail: If you mail us a purchase order, we will execute it as soon as we have received your purchase order and your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

•	Purchasing Shares By Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that we have received your order by the following times:

•	100% U.S. Treasury Money Market Fund: Before 9:00 a.m. Pacific time (12:00 noon Eastern time).

•	California Tax-Free Money Market Fund: Before 8:00 a.m. Pacific time (11:00 a.m. Eastern time).

•	Diversified Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time).

•	Treasury Plus Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time).

•	U.S. Government Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time).

In addition, you must wire the money you wish to invest and it must be received by our Transfer Agent prior to 11:00 a.m. Pacific time (2:00 p.m. Eastern time). If we do not receive your order or the money you plan to wire by these deadlines, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

•	Selling Shares: To sell Shares on any one business day, you must place your redemption order by the following times:

•	100% U.S. Treasury Money Market Fund: Before 9:00 a.m. Pacific time (12:00 noon Eastern time).

•	California Tax-Free Money Market Fund: Before 8:00 a.m. Pacific time (11:00 a.m. Eastern time).

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•	Diversified Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time).

•	Treasury Plus Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time).

•	U.S. Government Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time).

If we do not receive your request by the times listed above, we will execute your order on the following business day.

Anti-Money Laundering Program

Customer identification and verification is part of HighMark Funds’ overall obligation to deter money laundering under federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or other series of HighMark Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

Frequent Purchases and Redemptions of Fund Shares

Because the Funds are money market funds offered to investors as liquid cash management vehicles, it is expected that investors will purchase and redeem Shares of the Funds at will. Therefore HighMark Funds’ Board of Trustees has not adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading of Shares of the Funds. The Board has determined that shareholders should be able to purchase and redeem Shares of the Funds routinely. However, purchase and redemption activity may negatively impact the yield of the Fund, and HighMark Funds reserves the right to reject a purchase or exchange order if HighMark Funds or HighMark Capital Management, Inc. determines that it is not in the best interest of a Fund or its shareholders.

Orders through Financial Intermediaries

If you are investing in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains a master account with the Fund for trading on behalf of its customers, the financial intermediary through whom you are investing may choose to adopt different or additional conditions on purchases, redemptions and exchanges of Fund Shares to discourage frequent trading and redemptions. Consult your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what conditions may be applicable to you. The Funds are not responsible for the failure of a financial intermediary to carry out its responsibilities.

Disclosure of Portfolio Holdings

HighMark Capital Management, Inc. has established a policy with respect to the disclosure of a Fund’s portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund’s complete monthly portfolio holdings are generally available to you within 5 business days after the end of the period on HighMark Funds’ web site by selecting “Individual Investor,” clicking on “Our Funds,” selecting a Fund and clicking on “Composition.”

Note that the Funds or HighMark Capital Management, Inc. may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Mailings to Households

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-433-6884 or contact your financial institution. We will begin sending you individual copies within thirty days after receiving your request.

DISTRIBUTIONS

We declare each HighMark Money Market Fund’s net income at the close of each business day and pay any dividends to shareholders monthly. Each Fund expects to distribute substantially all of its income and capital gains annually. However, it is unlikely that the Money Market Funds will realize any capital gain.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Money Market Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type of notification, send a letter with your request, including your name and account number, to:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

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HIGHMARK FUNDS

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash. In general, a Fund’s Class A Shares will pay higher dividends than Class B Shares because Class B Shares have higher distribution fees.

T AXES

Your investments in the Funds may have a number of tax implications. We have summarized some of the main U.S. federal income tax considerations generally applicable to investments by U.S. persons in a Fund. Note, however, that the following is general information and your investment in a Fund may have other tax implications. The information below will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. You can find more information about the potential tax consequences of investments in the Funds in the SAI.

Important Note: if you have not done so already, be sure to provide us with your correct taxpayer identification number or certify that it is correct. Unless we have that information, we must, by law, withhold a portion of the distributions you would otherwise be entitled to receive from your Fund investments as well as a portion of any proceeds you would normally receive from selling Fund Shares.

End-of-Year Tax Statements

With respect to each calendar year, we will send you a statement early in the following year showing the federal income tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax advisor for the most up-to-date information and specific guidance regarding your particular tax situation including possible foreign, state and local taxes.

Tax Treatment of the Funds

Each Fund has elected and intends to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. If a Fund were to fail to qualify as a regulated investment company, it would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders. Additionally, all distributions, including distributions of net long-term capital gains and exempt-interest dividends, would be taxable to shareholders as ordinary income.

Taxation of Shareholder Transactions

An exchange of a Fund’s Shares for Shares of another HighMark Fund will be treated as a sale of the Shares exchanged and, as with all sales and redemptions of HighMark Fund Shares, any gain resulting from the transaction (although unlikely in a Money Market Fund) generally will be subject to U.S. federal income tax, typically as capital gains.

Taxes on Fund Distributions

•

Federal Taxes: Each Fund expects to distribute substantially all of its income and gains annually. For federal income tax purposes, distributions of net investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you’ve owned Shares in the Fund).

•

Taxation of Long-Term Capital Gains: In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as capital gain dividends will be taxable to you as long-term capital gains (regardless of how long you’ve owned Shares in the Fund). Long-term capital gain rates have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%. Some states also tax long-term capital gain distributions at a special rate. The Funds do not expect a significant portion of Fund distributions to be derived from long-term capital gains.

•	Reinvestment: A Fund’s distributions are taxable in the manner described above, whether received in cash or reinvested in additional Shares of the Fund.

•

Special Considerations for Shareholders of HighMark California Tax-Free Money Market Fund: Distributions from the Fund that are properly designated as “exempt-interest dividends” (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) generally will be exempt from federal income tax. Distributions from the Fund will be exempt from California personal income tax if (1) at the close of each quarter of the Fund’s taxable year at least 50% of the value of its total assets consist of obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) such dividends are properly designated as exempt-interest dividends in a written notice mailed to shareholders no later than 60 days after the close of the Fund’s taxable year. The Fund’s portfolio managers expect that substantially all the income dividends you receive from the Fund will be exempt from federal income tax and California state personal income taxes. However, distributions from the Fund, if any, that do not constitute exempt-interest dividends (including any distributions of any short-term capital gains) generally will be taxable as ordinary

22

income, except that any distributions of net capital gains will be taxable as long-term capital gains. Gains realized by the Fund on the sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. If you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, investing in the Fund may have on the federal taxation of such benefits. In addition, some of the income from the Fund may be included in the computation of federal and state alternative minimum tax liability, for both individual and corporate shareholders.

•	State and Local Taxes: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

Special Considerations for Non-U.S. Shareholders: Special tax considerations may apply to foreign shareholders. Please consult the SAI and your tax advisor for additional information.

The tax considerations described above may or may not apply to you. See the SAI for further details. Please consult your tax advisor to help determine whether these considerations are relevant to your investments and tax situation.

INVESTOR SERVICES

Automatic Investment Plan: AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per HighMark Fund is $100.* AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

*There is a $50 monthly minimum for current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank, N.A., and its affiliates who were participating in HighMark Funds’ AIP on or before December 11, 1998.

Systematic Withdrawal Plan (“SWP”): HighMark Funds’ SWP allows you to make regular withdrawals from your account. The minimum withdrawal is $100 per HighMark Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

•	Have at least $5,000 in your HighMark Fund(s) account and

•	Have your dividends automatically reinvested.

Before you sign up for SWP, please note the following important considerations:

SWP via check will only run on the 25th of each month. SWP via the ACH can be run on any date. If your automatic withdrawals through SWP exceed the income your HighMark Fund(s) normally pay, your withdrawals may, over time, deplete your original investment — or exhaust it entirely if you make large and/or frequent withdrawals.

Fluctuations in the NAV per share of your Fund(s) may also contribute to the depletion of your principal.

Class B shareholders should also note the following:

If you expect to withdraw more than 10% of your account’s current value in any single year, it may not be in your best interest to participate in SWP because you will have to pay a contingent deferred sales charge on Class B withdrawals of this size.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

Please contact HighMark Funds at 1-800-433-6884 for more information.

Systematic Exchange Plan: HighMark Funds’ Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum exchange is $100 per HighMark Equity Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

•	Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund(s) account and

•	Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT HIGHMARK FUNDS

I NVESTMENT MANAGEMENT

Investment Adviser

HighMark Capital Management, Inc. serves as the investment adviser of each series of HighMark Funds, including the Funds, and manages its investment portfolios on a day-to-day basis under the supervision of HighMark Funds’ Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of each series of HighMark Funds, including the Funds.

HighMark Capital Management, Inc. is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd (“BTMU”). BTMU is in turn a wholly- owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2010, HighMark Capital Management, Inc. had approximately $16.7 billion in assets under management.

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HIGHMARK FUNDS

HighMark Capital Management, Inc. (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Funds paid the following advisory fees (net of applicable waivers) to HighMark Capital Management, Inc.:

Fund	% of Net Assets
100% U.S. Treasury Money Market Fund	0.00%
California Tax-Free Money Market Fund	0.17%
Diversified Money Market Fund	0.30%
Treasury Plus Money Market Fund	0.01%
U.S Government Money Market Fund	0.00%

A discussion regarding the basis for HighMark Funds’ Board of Trustees approving the advisory agreement relating to the Funds between HighMark Capital Management, Inc. and HighMark Funds is available in HighMark Funds’ Annual Report to shareholders for the fiscal year ending July 31, 2010.

Other Arrangements

HighMark Funds and HighMark Capital Management, Inc. are in the process of seeking an exemptive order from the Securities and Exchange Commission (the “SEC”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which HighMark Capital Management, Inc. will, subject to the supervision and approval of HighMark Funds’ Board of Trustees, be permitted, with respect to HighMark Funds that may have sub-advisers from time to time, including the Funds, to enter into and materially amend sub-advisory agreements with sub-advisers unaffiliated with HighMark Capital Management, Inc. without such agreements being approved by the shareholders of the applicable Fund. HighMark Funds’ Board of Trustees and HighMark Capital Management, Inc. will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. HighMark Capital Management, Inc. will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that HighMark Funds and HighMark Capital Management, Inc. will obtain this order from the SEC. Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding securities of such Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, as noted in its report dated September 27, 2010. This report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request.

		Investment Activities						Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gain (Loss) on Investments		Total from Operations		Net Investment Income	Capital Gains	Total From Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets
100% U.S. Treasury Money Market Fund
Class A Shares
For the periods ended July 31,:
2010	$1.00	$—	†††	$—	†††	$—		$— †††	$—	$— †††	$—	$1.00	0.01%	$144,867	0.13	%††	1.02%	0.01%
2009	1.00	0.002		—		0.002		(0.002)	—	(0.002)	—	1.00	0.19	163,323	0.42	††	1.05	0.19
2008	1.00	0.020		—		0.020		(0.020)	—	(0.020)	—	1.00	2.02	125,056	0.79		1.01	1.96
2007	1.00	0.042		—		0.042		(0.042)	—	(0.042)	—	1.00	4.30	151,880	0.78		1.03	4.22
2006	1.00	0.032		0.001		0.033		(0.033)	—	(0.033)	—	1.00	3.32	177,512	0.78		1.04	3.20
California Tax-Free Money Market Fund
Class A Shares
For the periods ended July 31,:
2010	$1.00	$—	†††	$—	†††	$—	†††	$— †††	$—	$— †††	$—	$1.00	0.02%	$299,724	0.42	%††	1.03%	0.02%
2009	1.00	0.009		—		0.009		(0.009)	—	(0.009)	—	1.00	0.93	604,164	0.78	††	1.04	0.90
2008	1.00	0.022		0.001		0.023		(0.023)	—	(0.023)	—	1.00	2.30	674,650	0.74		1.01	2.17
2007	1.00	0.028		—		0.028		(0.028)	—	(0.028)	—	1.00	2.87	329,718	0.72		1.04	2.83
2006	1.00	0.023		—		0.023		(0.023)	—	(0.023)	—	1.00	2.32	278,442	0.73		1.03	2.30
Diversified Money Market Fund
Class A Shares
For the periods ended July 31,:
2010	$1.00	$0.001		$—	†††	$0.001		$(0.001)	$—	$(0.001)	$—	$1.00	0.10%	$450,045	0.73	%††	1.01%	0.10%
2009	1.00	0.013		—		0.013		(0.013)	—	(0.013)	—	1.00	1.30	858,653	0.83	††	1.05	1.28
2008	1.00	0.034		0.001		0.035		(0.035)	—	(0.035)	—	1.00	3.55	981,601	0.79		1.01	3.41
2007	1.00	0.046		—		0.046		(0.046)	—	(0.046)	—	1.00	4.72	792,969	0.78		1.03	4.62
2006	1.00	0.037		—		0.037		(0.037)	—	(0.037)	—	1.00	3.76	724,910	0.77		1.04	3.74
Treasury Plus Money Market Fund
Class A Shares
For the period ended July 31,:
2010	$1.00	$—	†††	$—		$—		$— †††	$—	$— †††	$—	$1.00	0.03%	$14,672	0.16	%††	1.05%	0.03%
2009 (1)	1.00	0.001	^	—		0.001		(0.001)	—	(0.001)	—	1.00	0.10	13,847	0.30	**††	1.05 **	0.08 **

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
**	Annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	The effect of participating in the Treasury’s Temporary Guarantee Program expense for the years ended 07/31/10 and 07/31/09, respectively, was 0.01% and 0.04% for the California Tax-Free Money Market Fund, 0.01% and 0.04% for the Diversified Money Market Fund, 0.00% and 0.00% for the Treasury Plus Money Market Fund and 0.01% and 0.04% for the 100% U.S. Treasury Money Market Fund.
†††	Amount represents less than $0.001.
^	Per share amounts calculated using SEC method.
(1)	Commenced operations on August 14, 2008.

25

HIGHMARK FUNDS

		Investment Activities				Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total From Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets
U.S. Government Money Market Fund
Class A Shares
For the periods ended July 31,:
2010	$1.00	$0.001		$—	$0.001	$(0.001)	$—	$(0.001)	$—	$1.00	0.06%	$40,888	0.18	%††	1.02%	0.06%
2009	1.00	0.008	^	—	0.008	(0.008)	—	(0.008)	—	1.00	0.79	66,319	0.67	††	1.05	0.70
2008	1.00	0.029		0.001	0.030	(0.030)	—	(0.030)	—	1.00	2.99	80,235	0.79		1.05	2.89
2007	1.00	0.045		—	0.045	(0.045)	—	(0.045)	—	1.00	4.64	33,560	0.78		1.04	4.55
2006	1.00	0.036		—	0.036	(0.036)	—	(0.036)	—	1.00	3.67	32,754	0.78		1.04	3.61
Class B Shares
For the periods ended July 31,:
2010	$1.00	$0.001		$—	$0.001	$(0.001)	$—	$(0.001)	$—	$1.00	0.06%	$175	0.18	%††	1.52%	0.06%
2009	1.00	0.005	^	—	0.005	(0.005)	—	(0.005)	—	1.00	0.47	236	0.94	††	1.55	0.43
2008	1.00	0.022		0.001	0.023	(0.023)	—	(0.023)	—	1.00	2.30	127	1.48		1.51	2.20
2007	1.00	0.038		—	0.038	(0.038)	—	(0.038)	—	1.00	3.91	432	1.48		1.54	3.85
2006	1.00	0.028		0.001	0.029	(0.029)	—	(0.029)	—	1.00	2.93	780	1.50		1.54	2.83
Class C Shares
For the periods ended July 31,:
2010	$1.00	$0.001		$—	$0.001	$(0.001)	$—	$(0.001)	$—	$1.00	0.06%	$321	0.18	%††	1.27%	0.06%
2009	1.00	0.006	^	—	0.006	(0.006)	—	(0.006)	—	1.00	0.58	308	0.82	††	1.30	0.55
2008	1.00	0.024		0.001	0.025	(0.025)	—	(0.025)	—	1.00	2.53	251	1.24		1.28	2.44
2007	1.00	0.041		—	0.041	(0.041)	—	(0.041)	—	1.00	4.16	29	1.23		1.29	4.09
2006 (1)	1.00	0.025		(0.001)	0.024	(0.024)	—	(0.024)	—	1.00	2.40	61	1.23	**	1.29 **	3.80 **

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
**	Annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	The effect of participating in the Treasury’s Temporary Guarantee Program expense for the years ended 07/31/10 and 07/31/09, respectively, was 0.00% and 0.03% for the U.S. Government Money Market Fund.
^	Per share amounts calculated using SEC method.
(1)	Commenced operations on December 1, 2005.

26

INSTRUMENTS, INVESTMENT TECHNIQUES AND RISKS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as “fundamental” in the SAI.

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds may invest.

FUND NAME	FUND CODE
100% U.S. Treasury Money Market Fund	1
California Tax-Free Money Market Fund	2
Diversified Money Market Fund	3
Treasury Plus Money Market Fund	4
U.S. Government Money Market Fund	5

INSTRUMENT	FUND CODE	RISK TYPE
Asset-Backed Securities: Securities backed by receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or assets.	2, 3	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	2, 3	Credit Liquidity Market
Bonds: Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity.	2-5	Market Credit Political Liquidity Foreign Investment Prepayment
Certificates of Deposit: Negotiable instruments with a stated maturity.	2, 3	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Their maturities generally vary from a few days to nine months.	2-5	Credit Liquidity Market
Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a fund.	2-5	Market Liquidity Management
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities.	2, 3, 5	Management Market Credit Liquidity Leverage Prepayment

27

HIGHMARK FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Foreign Securities: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks or supranational entities.	3	Market Political Liquidity Foreign Investment
Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the fund has estimated for them. Each Fund may invest up to 5% of its net assets in illiquid securities.	1-5	Liquidity Market
Investment Company Securities: Shares of registered investment companies. These may include HighMark Money Market Funds and other registered investment companies for which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a shareholder of an investment company, a fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the fund pays its own adviser.	2-5	Market
Mortgage-Backed Securities: Securities backed by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).	2, 3	Prepayment Market Credit Regulatory

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities may include revenue bonds, certificates of participation, both taxable and tax-exempt private activity bonds and industrial development bonds, as well as general obligation bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term obligations such as municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

There are two general types of municipal bonds: General-obligation bonds, which are secured by the taxing power of the issuer (and, in California, have the approval of voters) and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (COPs); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (Mello-Roos) issues, which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.

	2, 3	Market Credit Political Tax Regulatory Prepayment
Participation Interests: Interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests are usually structured as some form of indirect ownership that allows a fund to treat the income from the investment as exempt from federal income tax. A fund invests in these interests to obtain credit enhancement on demand features that would be available through direct ownership of the underlying municipal securities.	2	Market Liquidity Credit Tax

28

INSTRUMENT	FUND CODE	RISK TYPE
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by a fund.	2-5	Market Leverage Counterparty
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-5	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a fund and may have a leveraging effect.	2-5	Market Leverage Counterparty
Securities Lending: The lending of up to 33 1/3% of a fund’s total assets. In return a fund will receive cash, other securities and/or letters of credit.	2-5	Market Leverage Liquidity Credit
Tax-Exempt Commercial Paper: Commercial paper issued by governments and political sub-divisions.	2	Credit Liquidity Market Tax
Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	2, 3	Liquidity Credit Market
Treasury Receipts: Treasury receipts, Treasury investment growth receipts and certificates of accrual of Treasury securities.	3, 5	Market
U.S. Government-Sponsored Entity Securities: Securities issued by agencies, authorities, enterprises and instrumentalities of the U.S. Government. These include Ginnie Mae, Fannie Mae and Freddie Mac. Such securities may not be guaranteed or insured by the U.S. Government.	2-5	Government-Sponsored Entities Market Credit Call
U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping issued or guaranteed by the full faith and credit of the U.S. government.	1-5	Market
Variable Amount Master Demand Notes: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark Funds and the issuer, they are not normally traded. Although there is no secondary market in these notes, a fund may demand payment of principal and accrued interest at specified intervals.	2, 3, 5	Credit
Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a fund on demand.	2-5	Credit Liquidity Market

29

HIGHMARK FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	1-5	Market Leverage Liquidity Credit
Yankee Bonds and Similar Debt Obligations: U.S. dollar denominated bonds issued by foreign corporations or governments. Sovereign bonds are those issued by the government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.	3	Market Credit
Zero-Coupon Debt Obligations: Bonds and other types of debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-5	Credit Market Zero Coupon

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Other Risks

HighMark Funds also offers Shares of HighMark Income Plus Allocation Fund, HighMark Growth & Income Allocation Fund, HighMark Capital Growth Allocation Fund and HighMark Diversified Equity Allocation Fund (collectively the “Asset Allocation Portfolios”). Each of the Asset Allocation Portfolios is a “fund-of-funds” that invests in other mutual funds within the HighMark Funds family. Fiduciary Shares of the Diversified Money Market Fund and certain other series of HighMark Funds not offered in this prospectus (collectively with the Diversified Money Market Fund, the “Underlying Funds”) are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of Shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of Shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund’s asset levels and an Underlying Fund’s then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds’ transaction costs and possibly reducing the Underlying Funds’ performance.

Money Market Fund Risk. An investment in a Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although a Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund. The Share price of money market funds can fall below the $1.00 Share price. You should not rely on or expect HighMark Capital Management, Inc. or an affiliate to take actions to maintain a Fund’s $1.00 Share price. The credit quality of a Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s Share price. A Fund’s Share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in a Fund may have a significant adverse effect on the Share price of the Fund.

GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as certain other risks. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

California State Specific Risk. By concentrating its investments in California, a fund may be more susceptible to factors adversely affecting issuers of California municipal securities than a comparable fund that does not concentrate in a single state. For example, the fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in securities issued in California, the fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Counterparty Risk. The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligation under the repurchase agreement or reverse repurchase agreement. A fund’s income and the value of the fund’s investments could decline as a result.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. If a security’s credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Government-Sponsored Entities Risk. The securities in which a fund invests that are issued by government-sponsored entities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing entity.

Interest Rate Risk. The possibility that the value of a fund’s investments will decline due to an increase in interest rates or that a fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the fund’s investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the fund being unable to

31

HIGHMARK FUNDS

pay expenses out of its assets and may impact the fund’s ability to maintain a stable net asset value of $1.00 per share.

Leverage Risk. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

Liquidity Risk. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a fund.

Management Risk. The risk that a strategy used by a fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The possibility that a fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the fund’s security holdings will tend to increase or decrease in response to these movements.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Prepayment/Call Risk. The risk that an issuer will repay a security’s principal at an unexpected time Prepayment and call risk are related, but differ some what. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call” — or repay — a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment and call risk it poses.

Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses and state usury laws.

Tax Risk. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

32

How to obtain more information:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request the SAI, the Annual or Semi-Annual Reports free of charge, or other information about the Fund to make shareholder inquiries:

By Telephone:    call 1-800-433-6884

By Mail:	write to us at
HighMark Funds
c/o BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

By Internet:    www.highmarkfunds.com

From the SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

HighMark Funds’ Investment Company Act registration number is 811-05059.

445 South Figueroa Street • Suite 306 Los Angeles • California • 90071 www.highmarkfunds.com	HMK-PS-014-0800 84822-B (12/10)

December 1, 2010

HighMark

The smarter approach to investing.

money market	CLASS S SHARES

100% U.S. Treasury Money Market Fund	HUSXX

California Tax-Free Money Market Fund	HCSXX

Diversified Money Market Fund	HDSXX

Treasury Plus Money Market Fund	HMSXX

U.S. Government Money Market Fund	HGSXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Funds is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank. It is not insured by the FDIC or any other government agency.

Individual HighMark Fund Profiles

100% U.S. Treasury Money Market Fund	2
California Tax-Free Money Market Fund	4
Diversified Money Market Fund	7
Treasury Plus Money Market Fund	10
U.S. Government Money Market Fund	12

Shareowner Guide — How to Invest in HighMark Funds

Choosing a Share Class	15
Fees for Distribution of Shares	15
Payments to Financial Firms	15
Buying and Selling Shares	16
Transaction Policies	17
Distributions	18
Taxes	19

More About HighMark Funds

Investment Management	20
Financial Highlights	21
Instruments, Investment Techniques and Risks	23
Glossary of Investment Risks	26

1

HIGHMARK MONEY MARKET FUNDS

100% U.S. Treasury Money Market Fund

INVESTMENT OBJECTIVE AND GOAL

To seek current income with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class S Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class S Shares
Management Fees	0.30%
Distribution (12b-1) Fees	0.55%
Other Expenses	0.22%

Total Annual Fund Operating Expenses	1.07%
Fee Waivers and Expense Reimbursement	0.02%
Net Expenses†	1.05%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class S Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.05%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of Shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the

Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S Shares	$107	$338	$588	$1,304

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests exclusively in U.S. Treasury securities and separately traded components of those securities called “STRIPs”. The Fund may, for temporary defensive purposes, in order to meet shareholder redemptions and/or to otherwise facilitate portfolio operations, retain up to 10% of its assets in cash in a deposit account held at the Fund’s custodian. Cash of the Fund held in a deposit account at the Fund’s custodian is subject to the credit risk of the custodian.

The Fund’s portfolio managers will maintain a dollar-weighted average maturity of the portfolio of 60 days or less, and a dollar-weighted average life to maturity of the portfolio of 120 days or less. In addition, each individual security in the portfolio, at the time of purchase, will have an effective maturity of no more than 397 days.

As a money market fund, the Fund is subject to the maturity, liquidity, quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. These requirements include daily and weekly liquidity obligations and restrictions on investing in securities not rated in the highest credit-quality category for short term securities. Please see the section “Additional Information on Portfolio Investments” in the Fund’s statement of additional information for further information.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the Treasury market as a whole and/or demand for individual Treasury securities.

•	Imbalances in the supply of Treasury securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund.

2

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per Share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class S Shares from year to year. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 12/31/00	1.32%
Lowest Quarter 12/31/09	0.00%
Year-to-date total return as of 9/30/2010	0.01%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 8/10/87
100% U.S. Treasury Money Market Fund
Class S Shares	0.03%	1.97%	1.90%	3.71%

Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 8/10/87, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class S Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase and sell Shares of the Fund on any day that both the Federal Reserve Wire System and the New York Stock Exchange are open for business.

Class S Shares of the Fund are designed to provide convenience through automatic investment of uninvested cash balances of those investors in Union Bank, N.A.’s Corporate Sweep service. If you participate in the sweep service, you may choose a Fund as your “primary fund” and uninvested cash balances in your account will be automatically invested in Class S Shares of your primary fund, according to the terms and conditions of your account agreement with Union Bank, N.A. Class S Shares of a primary fund also will be sold to cover any negative cash balance in your account, according to the terms and conditions of your account agreement.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

3

HIGHMARK MONEY MARKET FUNDS

California Tax-Free Money Market Fund

INVESTMENT OBJECTIVE AND GOAL

To seek current income exempt from federal and California state personal income taxes with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class S Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class S Shares
Management Fees	0.30%
Distribution (12b-1) Fees	0.55%
Other Expenses	0.23%

Total Annual Fund Operating Expenses	1.08%
Fee Waivers and Expense Reimbursement	0.03%
Net Expenses†	1.05%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class S Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.05%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of Shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the

Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S Shares	$107	$340	$593	$1,314

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in short-term, high quality California municipal securities. “High quality” securities are those that at least two nationally recognized rating agencies have judged financially strong enough to be included in their highest credit-quality category for short-term securities (or, if only one nationally recognized rating agency has rated such debt, then by that agency). It may also invest in non-rated securities that the portfolio managers judge to be of comparably high quality. At times, the Fund may also invest up to 10% of its assets in other mutual funds with similar objectives. The Fund may, in addition, invest up to 20% in short-term obligations that pay interest which is not exempt from California personal income taxes, federal income taxes and/or the alternative minimum tax.

The Fund’s portfolio managers will maintain a dollar-weighted average maturity of the portfolio of 60 days or less, and a dollar-weighted average life to maturity of the portfolio of 120 days or less. In addition, each individual security in the portfolio, at the time of purchase, will have an effective maturity of no more than 397 days.

As a money market fund, the Fund is subject to the maturity, liquidity, quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. These requirements include daily and weekly liquidity obligations and restrictions on investing in securities not rated in the highest credit-quality category for short term securities. Please see the section “Additional Information on Portfolio Investments” in the Fund’s statement of additional information for further information.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the California municipal securities market as a whole and/or for individual securities.

•	Imbalances in the supply of securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may temporarily invest a significant amount of the Fund’s assets in very short-term taxable debt obligations. They may also do so when there is not a sufficient supply of California municipal securities that meet their investment criteria.

4

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund.

California State Specific Risk: By concentrating its investments in California, the Fund may be more susceptible to factors adversely affecting issuers of California municipal securities than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in securities issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per Share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class S Shares from year to year. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/00	0.74%
Lowest Quarter 03/31/04	0.01%
Year-to-date total return as of 9/30/2010	0.02%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 6/10/91
California Tax-Free Money Market Fund
Class S Shares	0.05%	1.62%	1.33%	2.05%

The performance for Class S Shares includes the performance of Stepstone California Tax-Free Money Market Fund for the period prior to its consolidation with HighMark California Tax-Free Money Market Fund on 4/25/97.

Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 6/10/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class S Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase and sell Shares of the Fund on any day that both the Federal Reserve Wire System and the New York Exchange are open for business.

5

HIGHMARK MONEY MARKET FUNDS

California Tax-Free Money Market Fund

Class S Shares are designed to provide convenience through automatic investment of uninvested cash balances of those investors in Union Bank, N.A.’s Corporate Sweep service. If you participate in the sweep service, you may choose a Fund as your “primary fund” and uninvested cash balances in your account will be automatically invested in Class S Shares of your primary fund, according to the terms and conditions of your account agreement with Union Bank, N.A. Class S Shares of a primary fund also will be sold to cover any negative cash balance in your account, according to the terms and conditions of your account agreement.

TAX INFORMATION

The Fund normally intends to make distributions that consist of exempt-interest dividends which are generally not taxable to you for federal income tax purposes, but a portion of its distributions may be subject to the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and for related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

6

HIGHMARK MONEY MARKET FUNDS

Diversified Money Market Fund

INVESTMENT OBJECTIVE AND GOAL

To seek current income with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class S Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class S Shares
Management Fees	0.30%
Distribution (12b-1) Fees	0.55%
Other Expenses	0.21%

Total Annual Fund Operating Expenses	1.06%
Fee Waivers and Expense Reimbursement	0.00%
Net Expenses†	1.06%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class S Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.07%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of Shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S Shares	$108	$337	$585	$1,294

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term debt securities. “High quality” securities are those that at least two nationally recognized rating agencies have judged financially strong enough to be included in their highest credit-quality category for short-term securities (or, if only one nationally recognized rating agency has rated such debt, then by that agency). The Fund may also invest in nonrated securities if the portfolio managers believe they are of comparably high quality.

The Fund’s portfolio managers will maintain a dollar-weighted average maturity of the portfolio of 60 days or less, and a dollar-weighted average life to maturity of the portfolio of 120 days or less. In addition, each individual security in the portfolio, at the time of purchase, will have an effective maturity of no more than 397 days.

As a money market fund, the Fund is subject to the maturity, liquidity, quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. These requirements include daily and weekly liquidity obligations and restrictions on investing in securities not rated in the highest credit-quality category for short term securities. Please see the section “Additional Information on Portfolio Investments” in the Fund’s statement of additional information for further information.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the high quality, short-term securities market as a whole and/or for individual securities.

•	Current imbalances in the supply of high quality, short-term securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

Although the portfolio managers strive to ensure that the Fund is diversified, from time to time they may concentrate the Fund’s assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable Securities & Exchange Commission guidelines, if they believe it is in the best interest of the Fund’s shareholders.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any

7

HIGHMARK MONEY MARKET FUNDS

Diversified Money Market Fund

other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per Share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class S Shares from year to year. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/00	1.43%
Lowest Quarter 06/30/04	0.02%
Year-to-date total return as of 9/30/2010	0.05%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 2/1/91
Diversified Money Market Fund
Class S Shares	0.27%	2.67%	2.36%	3.44%

Performance for Class S Shares includes the performance of Stepstone Money Market Fund for the period prior to its consolidation with HighMark Diversified Money Market Fund on 4/25/97.

Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/1/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class S Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase and sell Shares of the Fund on any day that both the Federal Reserve Wire System and the New York Stock Exchange are open for business.

Class S Shares of the Fund are designed to provide convenience through automatic investment of uninvested cash balances of those investors in Union Bank, N.A.’s Corporate Sweep service. If you participate in the sweep service, you may choose a Fund as your “primary fund” and uninvested cash balances in your account will be automatically invested in Class S Shares of your primary fund, according to the terms and conditions of your account agreement with Union Bank, N.A. Class S Shares of a primary fund also will be sold to cover any negative cash balance in your account, according to the terms and conditions of your account agreement.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

8

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

9

HIGHMARK MONEY MARKET FUNDS

Treasury Plus Money Market Fund

INVESTMENT OBJECTIVE AND GOAL

To seek current income with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class S Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class S Shares
Management Fees	0.30%
Distribution (12b-1) Fees	0.55%
Other Expenses	0.25%

Total Annual Fund Operating Expenses	1.10%
Fee Waivers and Expense Reimbursement	0.05%
Net Expenses†	1.05%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class S Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.05%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of Shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the

Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S Shares	$107	$345	$601	$1,336

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund primarily invests in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations. The Fund may also engage in reverse repurchase agreements as a method for creating leverage and for other purposes.

The Fund’s portfolio managers will maintain a dollar-weighted average maturity of the portfolio of 60 days or less, and a dollar-weighted average life to maturity of the portfolio of 120 days or less. In addition, each individual security in the portfolio, at the time of purchase, will have an effective maturity of no more than 397 days.

As a money market fund, the Fund is subject to the maturity, liquidity, quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. These requirements include daily and weekly liquidity obligations and restrictions on investing in securities not rated in the highest credit-quality category for short term securities. Please see the section “Additional Information on Portfolio Investments” in the Fund’s statement of additional information for further information.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the Treasury market as a whole and/or demand for individual Treasury securities.

•	Imbalances in the supply of Treasuries relative to demand.

•	Liquidity, market risk and yield of various investment options, and/or

•	The appropriateness of particular securities to the Fund’s objectives.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that

10

the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per Share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Leverage Risk: The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Counterparty Risk: The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligation under the repurchase agreement or reverse repurchase agreement. The Fund’s income and the value of the Fund’s investments could decline as a result.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing the performance of the Fund’s Class S Shares for the calendar year 2009. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 03/31/09	0.00%
Lowest Quarter 03/31/09	0.00%
Year-to-date total return as of 9/30/2010	0.00%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	Since Inception 8/14/08
Treasury Plus Money Market Fund
Class S Shares	0.00%	0.00%

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase and sell Shares of the Fund on any day that both the Federal Reserve Wire System and the New York Stock Exchange are open for business.

Class S Shares of the Fund are designed to provide convenience through automatic investment of uninvested cash balances of those investors in Union Bank, N.A.’s Corporate Sweep service. If you participate in the sweep service, you may choose a Fund as your “primary fund” and uninvested cash balances in your account will be automatically invested in Class S Shares of your primary fund, according to the terms and conditions of your account agreement with Union Bank, N.A. Class S Shares of a primary fund also will be sold to cover any negative cash balance in your account, according to the terms and conditions of your account agreement.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

11

HIGHMARK MONEY MARKET FUNDS

U.S. Government Money Market Fund

INVESTMENT OBJECTIVE AND GOAL

To seek current income with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class S Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class S Shares
Management Fees	0.30%
Distribution (12b-1) Fees	0.55%
Other Expenses	0.22%

Total Annual Fund Operating Expenses	1.07%
Fee Waivers and Expense Reimbursement	0.00%
Net Expenses†	1.07%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class S Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.07%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of Shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S Shares	$109	$340	$590	$1,306

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests exclusively in short-term debt obligations issued or guaranteed by the U.S. Government, its agencies, authorities, enterprises or instrumentalities (collectively, “government-sponsored entities”), such as the Federal Home Loan Mortgage Corp. (“FreddieMac”) and the Federal National Mortgage Assn. (“Fannie Mae”). Some of these debt obligations may be subject to repurchase agreements. In certain cases, securities issued by government-sponsored entities may not be guaranteed or insured by the U.S. Government.

The Fund’s portfolio managers will maintain a dollar-weighted average maturity of the portfolio of 60 days or less, and a dollar-weighted average life to maturity of the portfolio of 120 days or less. In addition, each individual security in the portfolio, at the time of purchase, will have an effective maturity of no more than 397 days.

As a money market fund, the Fund is subject to the maturity, liquidity, quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. These requirements include daily and weekly liquidity obligations and restrictions on investing in securities not rated in the highest credit-quality category for short term securities. Please see the section “Additional Information on Portfolio Investments” in the Fund’s statement of additional information for further information.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the U.S. Government securities market as a whole and/or for individual securities.

•	Imbalances in the supply of U.S. Government securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund.

12

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per Share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk.

Government-Sponsored Entities Risk: The securities in which the Fund invests that are issued by government-sponsored entities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing entity.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class S from year to year. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 09/30/00	1.40%
Lowest Quarter 03/31/04	0.01%
Year-to-date total return as of 9/30/2010	0.04%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 8/10/87
U.S. Government Money Market Fund
Class S Shares	0.11%	2.44%	2.18%	3.90%

Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 8/10/87, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class S Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase and sell Shares of the Fund on any day that both the Federal Reserve Wire System and the New York Stock Exchange are open for business.

Class S Shares of the Fund are designed to provide convenience through automatic investment of uninvested cash balances of those investors in Union Bank, N.A.’s Corporate Sweep service. If you participate in the sweep service, you may choose a Fund as your “primary fund” and uninvested cash balances in your account will be automatically invested in Class S Shares of your primary fund, according to the terms and conditions of your account agreement with Union Bank, N.A. Class S Shares of a primary fund also will be sold to cover any negative cash balance in your account, according to the terms and conditions of your account agreement.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares

13

HIGHMARK MONEY MARKET FUNDS

U.S. Government Money Market Fund

and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

14

SHAREOWNER GUIDE – HOW TO INVEST IN HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.

Choosing a Share Class

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. One class of Fund Shares, Class S Shares, is offered in this prospectus. The following are some of the main characteristics of HighMark’s Class S Shares:

Class S Shares

•	No sales charge.

•	Distribution (12b-1) fees of 0.55%.

•	Available only to investors in Union Bank, N.A.’s Corporate Sweep service.

For the actual past expenses of the Class S Shares, see the individual Fund profiles earlier in this prospectus.

The Funds also offer Class A and Fiduciary Shares, each of which has its own expense structure. The U.S. Government Money Market Fund also offers Class B and Class C Shares (Class A, Class B and Class C Shares are collectively “Retail Shares”). Fiduciary Shares are available only to financial institutions, fiduciary clients of Union Bank, N.A. and certain other qualified investors. Retail Shares are available to non-fiduciary clients of Union Bank, N.A., who are not otherwise eligible for Fiduciary Shares. Call us at 1-800-433-6884 for more details.

Fees for Distribution of Shares

HighMark Funds has adopted a 12b-1 plan with respect to Class S Shares that allow each Fund to pay distribution and service fees. The maximum distribution and service fee for Class S Shares is as follows:

Share Class	Percentage of Average Daily Net Assets
Class S	0.55%

Because 12b-1 fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to Financial Firms

Some or all of the distribution fees and servicing fees described above may be paid or “reallowed” to the broker, dealer, financial adviser or other financial intermediaries, including UnionBanc Investment Services LLC and other affiliates of HighMark Capital

Management, Inc., through which you purchase your Shares. In addition to the foregoing, your broker, dealer, financial adviser or other financial intermediaries may receive certain payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans. For purposes of the following, “financial firms” means brokers, dealers, financial advisers and other financial intermediaries.

Marketing Support Payments. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

Payments for Distribution and Shareholder Services. In addition to the foregoing marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm’s examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm’s list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with “shelf space” and/or a higher profile for a financial firm’s financial consultants and their customers and/or placing the Funds on the financial firm’s preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm’s platform and (7) payments for the sale of Shares and/or the maintenance of Share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm’s salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm’s HighMark Funds sales and total assets, and the financial firm’s willingness to give HighMark Capital Management, Inc. or the Funds’ distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a “select” or “preferred” list. HighMark Capital Management, Inc.’s goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

15

HIGHMARK FUNDS

For the calendar year 2009, the financial firms that received these additional payments, which totaled approximately $3.9 million, from HighMark Capital Management, Inc. include (but are not necessarily limited to) the following:

Abacus Investment Inc	JP Morgan Clearing Corp
American Portfolio Financial Services	Kingwood Investment Group
Amerprise Advisor Services Inc.	Legend Equities Corporation
Ameriprise Financial Services, Inc.	Legent Clearing Corp.
Ameritrade Inc.	Lincoln Financial Advisors Corp
Asset International, Inc.	Lincoln Financial Securities
Associated Securities Crop	Linsco Private Ledger
AXA Advisors, LLC	Managed Financial Broker Service
B C Ziegler	Marshall & Associates Financial Svc
BCR Financial Services	MG Trust Co LLC
Bedminster Financial Group Ltd	Mid Atlantic Inst’l Shares, Inc.
Brokersxpress LLC	MML Investor Services
Cambridge Investment Research	Morgan Keegan & Co.
Capital Financial Services	Morgan Stanley
Centaurus Financial, Inc.	Morgan Stanley Smith Barney
Charles Schwab	MS & Co. Inc.
Citigroup Global Markets, Inc.	Mutual Service Corp.
Commonwealth Financial Network	National Financial Services, Corp.
Crowell, Weeden & Co	National Planning Holdings
Crown Capital Securities, LP	National Retirement Partners, Inc.
D A Davidson	National Securities Corporation
Dalton Strategic Inv Services Inc	Nationwide Planning Assoc., Inc.
E*Trade	New England Securities
Edward Jones	Next Financial Group, Inc.
Ensemble Financial Services, Inc	NPB Financial Group LLC
ePlanning Securities, Inc.	OC Wealth Advisors
Equity Services Inc	OFG Financial Services Inc
Express Securities Inc	Oppenheimer & Co. Inc.
Feltl and Company	Pacific West Sec Inc.
Ferris, Baker Watts, Inc.	Pershing LLC
Financial Advisors of America LLC	Prime Vest Financial Services
Financial Network	Proequities Inc.
Financial Network Investment Corp	Prudential Investment Mgmt Srvcs
Financial Planning Solutions, Inc.	Prudential Insurance Co of America
Fintegra LLC	QA3 Financial Corp.
First Allied Securities, Inc.	Questar Capital Corporation
First Clearing LLC	Raymond James & Associates, Inc.
First Global Capital	Raymond James Financial Services
First Southwest Company	Raymond Wesley
Foothill Securities, Inc.	RBC Capital Markets Corporation
Fortune Financial Services, Inc.	RBC Dain Rauscher, Inc.
Geneos Wealth Management, Inc.	RBC Wealth Management
Girard Securities, Inc.	Ridge Clearing & Outsourcing
Green Wealth Management	Robert W. Baird & Co.
GunnAllen Financial	Royal Alliance Associates
H. Beck, Inc.	Scottrade, Inc.
Harris & Associates	Securities America
Harvest Capital LLC	Securities Services Network, Inc.
ING Financial Partners	SharMarc Financial Advisors
Invest Financial Corporation	SII Investments Inc.
Investacorp, Inc.	Silver Oaks Securities Inc.
Investors Capital Corp.	Southwest Securities
Investors Security Co., Inc.	Stancorp Equities Inc
JMG Wealth Management Group	Sterne Agee & Leach
J P Turner & Co LLC	Stifel, Nicolaus & Co., Inc.
JTM Capital Management	SWBC Investment Services LLC
J. W. Cole Financial, Inc.	TD Ameritrade Trust Company
Janney Montgomery Scott, LLC	The O.N. Equity Sales Company

Thrivent Financial	Wachovia Securities LLC
Tiger Investment Services	Wedbush Morgan Securities
UBS Financial Services, Inc.	Wells Fargo Advisors, LLC
UnionBanc Investment Services LLC	Wells Fargo Investments LLC
United Planners Financial	Western International Securities
US Bancorp Investment	WRP Investments, Inc.
VSR Financial Services	Zelek & Associates
Wachovia Bank N.A.

HighMark Capital Management, Inc. may have established relationships with other financial firms since the end of 2009 in which these additional payments are made. Speak with your financial adviser to learn whether his or her firm has such a relationship.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and HighMark Funds’ distributor, HighMark Capital Management, Inc. makes payments to the distributor for distribution services related to the Funds.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, other HighMark Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consider disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. does not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund’s portfolio transactions.

Buying and Selling Shares

Class S Shares are designed to provide convenience through automatic investment of uninvested cash balances of those investors in Union Bank, N.A.’s Corporate Sweep service. If you participate in the sweep service, you may choose a Fund as your “primary fund” and uninvested cash balances in your account will be automatically invested in Class S Shares of your primary fund, according to the terms and conditions of your account agreement with Union Bank, N.A. Class S Shares of a primary fund also will be sold to cover any negative cash balance in your account, according to the terms and conditions of your account agreement.

Please contact Union Bank, N.A. for more information.

HighMark Funds and HighMark Capital Management, Inc. reserve the right, in their sole discretion, to reject any purchase order for any reason.

16

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you, which information may include your social security number or taxpayer identification number. This information will be verified to ensure the identity of all persons opening an account.

HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value (“NAV”) per share next-determined after receipt of your application in proper form.

However, HighMark Funds reserves the right to close your account at the then-current day’s price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

TRANSACTION POLICIES

Valuation of Shares. A Fund’s NAV per share of a class is calculated according to the following formula: (Total market value of the Fund’s investments and other assets allocable to the class—the class’s liabilities)

÷	Total number of the Fund’s Shares outstanding in the class

=	The class’s NAV per share

We determine the NAV of each HighMark Money Market Fund as of 11:00 a.m. Pacific time (2:00 p.m. Eastern time) every business day (as defined below), based on the amortized cost of the Fund’s assets. Amortized cost does not take into account unrealized capital gains or losses. We strive to keep each money market fund’s

NAV at a constant $1.00, but there is a remote possibility that you could lose money by investing in the Funds. If the amortized cost of a Fund’s assets is not available, we value securities by using a method that HighMark Funds’ Board of Trustees believes accurately reflects fair value. HighMark Funds’ Board of Trustees reviews and approves HighMark Funds’ written fair valuation procedures in advance of their use. In addition, HighMark Funds’ Board of Trustees periodically reviews valuations to determine if any changes should be made to the fair valuation procedures. For further information about how we determine the value of the Funds’ investments, see the Statement of Additional Information (“SAI”).

Buy and Sell Prices. When you buy Shares of a Fund, the amount you pay per Share is based on the NAV per share of the applicable class of Shares next determined after we receive your order in good order. When you sell Shares of a Fund, the amount of your proceeds is based on the NAV per share of the applicable class of Shares next determined after we receive your order in good order.

Execution of Orders. You may buy and sell Shares of the Funds on any day that both the Federal Reserve Wire System and the New York Stock Exchange (“NYSE”) are open for business (hereafter referred to as a “business day”). The NYSE is closed on weekends and national holidays.

•

Purchasing Shares by Mail: If you mail us a purchase order, we will execute it after we have received your purchase order and your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

•	Purchasing Shares by Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that we have received your order by the following times:

•	100% U.S. Treasury Money Market Fund: Before 9:00 a.m. Pacific time (12:00 noon Eastern time)

•	California Tax-Free Money Market Fund: Before 8:00 a.m. Pacific time (11:00 a.m. Eastern time)

•	Diversified Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time)

•	Treasury Plus Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time)

•	U.S. Government Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time)

In addition, you must wire the money you wish to invest and it must be received by our Transfer Agent prior to 11:00 a.m. Pacific time (2:00 p.m. Eastern time). If we do not receive your order or the money you plan to wire by these deadlines, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

•	Selling Shares: To sell Shares on any one business day, you must place your redemption order by the following times:

•	100% U.S. Treasury Money Market Fund: Before 9:00 a.m. Pacific time (12:00 noon Eastern time)

17

HIGHMARK FUNDS

•	California Tax-Free Money Market Fund: Before 8:00 a.m. Pacific time (11:00 a.m. Eastern time)

•	Diversified Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time)

•	Treasury Plus Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time)

•	U.S. Government Money Market Fund: Before 11:00 a.m. Pacific time (2:00 p.m. Eastern time)

If we do not receive your request by the times listed above, we will execute your order on the following business day.

Anti-Money Laundering Program

Customer identification and verification is part of HighMark Funds’ overall obligation to deter money laundering under federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or other series of HighMark Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

Frequent Purchases and Redemptions of Fund Shares

Because the Funds are money market funds offered to investors as liquid cash management vehicles, it is expected that investors will purchase and redeem Shares of the Funds at will. Therefore HighMark Funds’ Board of Trustees has not adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading of Shares of the Funds. The Board has determined that shareholders should be able to purchase and redeem Shares of the Funds routinely. However, purchase and redemption activity may negatively impact the yield of the Fund, and HighMark Funds reserves the right to reject a purchase or exchange order if HighMark Funds or HighMark Capital Management, Inc. determines that it is not in the best interest of a Fund or its shareholders.

Orders through Financial Intermediaries

If you are investing in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of an Internal Revenue Service (“IRS”) recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains a master account with the Fund for trading on behalf of its customers, the financial intermediary through whom you are investing may choose to adopt different or additional conditions on purchases, redemptions and exchanges of Fund Shares to discourage frequent trading and redemptions. Consult your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what conditions may be applicable to you. The Funds are not responsible for the failure of a financial intermediary to carry out its responsibilities.

Disclosure of Portfolio Holdings

HighMark Capital Management, Inc. has established a policy with respect to the disclosure of a Fund’s portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund’s complete monthly portfolio holdings are generally available to you within 5 business days after the end of the period on HighMark Funds’ web site by selecting “Individual Investor,” clicking on “Our Funds,” selecting a Fund and clicking on “Composition.”

Note that the Funds or HighMark Capital Management, Inc. may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Mailings to Households

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-433-6884 or contact your financial institution. We will begin sending you individual copies within thirty days after receiving your request.

DISTRIBUTIONS

We declare each HighMark Money Market Fund’s net income at the close of each business day and pay any dividends to shareholders monthly. Each Fund expects to distribute substantially all of its income and capital gains annually. However, it is unlikely that the Money Market Funds will realize any capital gain.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s), unless you notify our Transfer Agent that you want to receive your distributions in cash. To do so, send a letter with your request, including your name and account number, to:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

18

TAXES

Your investments in the Funds may have a number of tax implications. We have summarized some of the main U.S. federal income tax considerations generally applicable to investments by U.S. persons in a Fund. Note, however, that the following is general information and your investment in a Fund may have other tax implications. The information below will not apply to you if you are investing through a tax-deferred account such as an individual retirement account or a qualified employee benefit plan. You can find more information about the potential tax consequences of investments in the Funds in the SAI.

Important Note: if you have not done so already, be sure to provide us with your correct taxpayer identification number or certify that it is correct. Unless we have that information, we must, by law, withhold a portion of the distributions you would otherwise be entitled to receive from your Fund investments as well as a portion of any proceeds you would normally receive from selling Fund Shares.

End-of-Year Tax Statements

With respect to each calendar year, we will send you a statement early in the following year showing the federal income tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax advisor for the most up-to-date information and specific guidance regarding your particular tax situation including possible foreign, state and local taxes.

Tax Treatment of the Funds

Each Fund has elected and intends to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. If a Fund were to fail to qualify as a regulated investment company, it would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders. Additionally, all distributions, including distributions of net long-term capital gains and exempt-interest dividends, would be taxable to shareholders as ordinary income.

Taxation of Shareholder Transactions

An exchange of a HighMark Fund’s Shares for Shares of another HighMark Fund will be treated as a sale of the Shares exchanged and, as with all sales and redemptions of HighMark Fund Shares, any gain resulting from the transaction (although unlikely in a Money Market Fund) generally will be subject to U.S. federal income tax, typically as capital gains.

Taxes on Fund Distributions

•	Federal Taxes: Each Fund expects to distribute substantially all of its income and gains annually. For federal income tax purposes, distributions of net investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you’ve owned Shares in the Fund).

•

Taxation of Long-Term Capital Gains: In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as capital gain dividends will be taxable to you as long-term capital gains (regardless of how long you’ve owned Shares in the Fund). Long-term capital gain rates have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%. Some states also tax long-term capital gain distributions at a special rate. The Funds do not expect a significant portion of Fund distributions to be derived from long-term capital gains.

•	Reinvestment: A Fund’s distributions are taxable in the manner described above, whether received in cash or reinvested in additional Shares of the Fund.

•

Special Considerations for Shareholders of HighMark California Tax-Free Money Market Fund: Distributions from the Fund that are properly designated as “exempt-interest dividends” (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) generally will be exempt from federal income tax. Distributions from the Fund will be exempt from California personal income tax if (1) at the close of each quarter of the Fund’s taxable year at least 50% of the value of its total assets consist of obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) such dividends are properly designated as exempt-interest dividends in a written notice mailed to shareholders no later than 60 days after the close of the Fund’s taxable year. The Fund’s portfolio managers expect that substantially all the income dividends you receive from the Fund will be exempt from federal income tax and California state personal income taxes. However, distributions from the Fund, if any, that do not constitute exempt-interest dividends (including any distributions of any short-term capital gains) generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as long-term capital gains. Gains realized by the Fund on the sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. If you receive social

19

HIGHMARK FUNDS

security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, investing in the Fund may have on the federal taxation of such benefits. In addition, some of the income from the Fund may be included in the computation of federal and state alternative minimum tax liability, for both individual and corporate shareholders.

•	State and Local Taxes: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

Special Considerations for Non-U.S. Shareholders: Special tax considerations may apply to foreign shareholders. Please consult the SAI and your tax advisor for additional information.

The tax considerations described above may or may not apply to you. See the SAI for further details. Please consult your tax advisor to help determine whether these considerations are relevant to your investments and tax situation.

MORE ABOUT HIGHMARK FUNDS

INVESTMENT MANAGEMENT

Investment Adviser

HighMark Capital Management, Inc. serves as the investment adviser of each series of HighMark Funds, including the Funds, and manages its investment portfolios on a day-to-day basis under the supervision of HighMark Funds’ Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of each series of HighMark Funds, including the Funds.

HighMark Capital Management, Inc. is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd (“BTMU”). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2010, HighMark Capital Management, Inc. had approximately $16.7 billion in assets under management. HighMark Capital Management, Inc. (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Funds paid the following advisory fees (net of applicable waivers) to HighMark Capital Management, Inc.:

Fund	% of Net Assets
100% U.S. Treasury Money Market Fund	0.00%
California Tax-Free Money Market Fund	0.17%
Diversified Money Market Fund	0.30%
Treasury Plus Money Market Fund	0.01%
U.S Government Money Market Fund	0.00%

A discussion regarding the basis for HighMark Funds’ Board of Trustees approving the advisory agreement relating to the Funds between HighMark Capital Management, Inc. and HighMark Funds is available in HighMark Funds’ Annual Report to shareholders for the fiscal year ending July 31, 2010.

Other Arrangements

HighMark Funds and HighMark Capital Management, Inc. are in the process of seeking an exemptive order from the Securities and Exchange Commission (the “SEC”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which HighMark Capital Management, Inc. will, subject to the supervision and approval of HighMark Funds’ Board of Trustees, be permitted, with respect to HighMark Funds that may have sub-advisers from time to time, including the Funds, to enter into and materially amend sub-advisory agreements with sub-advisers unaffiliated with HighMark Capital Management, Inc. without such agreements being approved by the shareholders of the applicable Fund. HighMark Funds’ Board of Trustees and HighMark Capital Management, Inc. will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. HighMark Capital Management, Inc. will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that HighMark Funds and HighMark Capital Management, Inc. will obtain this order from the SEC. Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding securities of such Fund.

20

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, as noted in its report dated September 27, 2010. This report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request.

		Investment Activities						Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gain (Loss) on Investments		Total from Operations		Net Investment Income	Capital Gains	Total From Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets
100% U.S. Treasury Money Market Fund
Class S Shares
For the periods ended July 31,:
2010	$1.00	$—	†††	$—	†††	$—		$— †††	$—	$— †††	$—	$1.00	0.01%	$324,771	0.13	%††	1.07%	0.01%
2009	1.00	0.001		—		0.001		(0.001)	—	(0.001)	—	1.00	0.14	120,404	0.52	††	1.10	0.09
2008	1.00	0.018		—		0.018		(0.018)	—	(0.018)	—	1.00	1.77	168,509	1.04		1.06	1.71
2007	1.00	0.040		—		0.040		(0.040)	—	(0.040)	—	1.00	4.04	228,905	1.03		1.08	3.97
2006	1.00	0.030		—		0.030		(0.030)	—	(0.030)	—	1.00	3.04	231,826	1.04		1.09	3.01
California Tax-Free Money Market Fund
Class S Shares
For the periods ended July 31,:
2010	$1.00	$—	†††	$—	†††	$—	†††	$— †††	$—	$— †††	$—	$1.00	0.02%	$23,895	0.42	%††	1.08%	0.02%
2009	1.00	0.007		—		0.007		(0.007)	—	(0.007)	—	1.00	0.73	39,228	0.97	††	1.09	0.71
2008	1.00	0.019		0.001		0.020		(0.020)	—	(0.020)	—	1.00	2.04	34,968	0.99		1.06	1.92
2007	1.00	0.026		—		0.026		(0.026)	—	(0.026)	—	1.00	2.61	56,721	0.98		1.09	2.60
2006	1.00	0.020		—		0.020		(0.020)	—	(0.020)	—	1.00	2.05	40,753	0.99		1.09	2.03
Diversified Money Market Fund
Class S Shares
For the periods ended July 31,:
2010	$1.00	$0.001		$—	†††	$0.001		$(0.001)	$—	$(0.001)	$—	$1.00	0.07%	$182,385	0.75	%††	1.06%	0.07%
2009	1.00	0.010		—		0.010		(0.010)	—	(0.010)	—	1.00	1.05	234,462	1.08	††	1.10	1.03
2008	1.00	0.032		—		0.032		(0.032)	—	(0.032)	—	1.00	3.29	333,995	1.04		1.06	3.16
2007	1.00	0.044		—		0.044		(0.044)	—	(0.044)	—	1.00	4.47	372,409	1.03		1.08	4.37
2006	1.00	0.033		0.001		0.034		(0.034)	—	(0.034)	—	1.00	3.49	464,413	1.05		1.10	3.29

Amounts designated as “—” are either $0 or have been rounded to $0. For Net Assets, “—” is an amount less than $1,000.

*	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	The effect of participating in the Treasury’s Temporary Guarantee Program expense for the years 07/31/10 and 07/31/09, respectively, was 0.01% and 0.04% for the California Tax-Free Money Market Fund, 0.01% and 0.04% for the Diversified Money Market Fund and 0.01% and 0.04% for the 100% U.S. Treasury Money Market Fund.
†††	Amount represents less than $0.001.

21

HIGHMARK FUNDS

		Investment Activities					Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations		Net Investment Income	Capital Gains		Total From Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets
Treasury Plus Money Market Fund
Class S Shares
For the period ended July 31,:
2010 (2)	$1.00	$—		$—	$—		$—	$—		$—	$—	$1.00	0.00%	$—	0.14	%††	1.10%	0.05%
2009 (1)(2)	1.00	—	^	—	—		—	—		—	—	1.00	0.00	—	0.15	**††	0.55 **	0.23 **
U.S. Government Money Market Fund
Class S Shares
For the periods ended July 31,:
2010	$1.00	$—	†††	$—	$—	†††	$— †††	$—	†††	$— †††	$—	$1.00	0.05%	$179,034	0.19	%††	1.07%	0.05%
2009	1.00	0.007	^	—	0.007		(0.007)	—		(0.007)	—	1.00	0.67	158,151	0.78	††	1.10	0.59
2008	1.00	0.026		0.001	0.027		(0.027)	—		(0.027)	—	1.00	2.74	161,100	1.04		1.08	2.64
2007	1.00	0.043		—	0.043		(0.043)	—		(0.043)	—	1.00	4.38	128,681	1.03		1.09	4.30
2006	1.00	0.034		(0.001)	0.033		(0.033)	—		(0.033)	—	1.00	3.40	93,026	1.04		1.09	3.41

Amounts designated as “—” are either $0 or have been rounded to $0. For Net Assets, “—” is an amount less than $1,000.

*	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
**	Annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	The effect of participating in the Treasury’s Temporary Guarantee Program expense for the years ended 07/31/10 and 07/31/09, respectively, was 0.00% and 0.00% for the Treasury Plus Money Market Fund and 0.00% and 0.03% for the U.S. Government Money Market Fund.
†††	Amount represents less than $0.001.
^	Per share amounts calculated using SEC method.
(1)	Commenced operations on August 14, 2008.
(2)	This class had only one share outstanding throughout the period shown, therefore investment activities were not generated or were less than $0.001.

22

INSTRUMENTS, INVESTMENT TECHNIQUES AND RISKS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as “fundamental” in the SAI.

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds may invest.

FUND NAME	FUND CODE
100% U.S. Treasury Money Market Fund	1
California Tax-Free Money Market Fund	2
Diversified Money Market Fund	3
Treasury Plus Money Market Fund	4
U.S. Government Money Market Fund	5

INSTRUMENT	FUND	RISK TYPE
Asset-Backed Securities: Securities backed by receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or assets.	2, 3	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	2, 3	Credit Liquidity Market
Bonds: Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity.	2-5	Market Credit Political Liquidity Foreign Investment Prepayment
Certificates of Deposit: Negotiable instruments with a stated maturity.	2, 3	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Their maturities generally vary from a few days to nine months.	2-5	Credit Liquidity Market
Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a fund.	2-5	Market Liquidity Management
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities.	2, 3, 5	Management Market Credit Liquidity Leverage Prepayment
Foreign Securities: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks or supranational entities.	3	Market Political Liquidity Foreign Investment

23

HIGHMARK FUNDS

INSTRUMENT	FUND	RISK TYPE
Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the fund has estimated for them. Each Fund may invest up to 5% of its net assets in illiquid securities.	1-5	Liquidity Market
Investment Company Securities: Shares of registered investment companies. These may include HighMark Money Market Funds and other registered investment companies for which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a shareholder of an investment company, a fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the fund pays its own adviser.	2-5	Market
Mortgage-Backed Securities: Securities backed by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).	2, 3	Prepayment Market Credit Regulatory

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities may include revenue bonds, certificates of participation (“COPs”), both taxable and tax-exempt private activity bonds and industrial development bonds, as well as general obligation bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term obligations such as municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

There are two general types of municipal bonds:
General-obligation bonds, which are secured by the taxing power of the issuer (and, in California, have the approval of voters) and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to COPs; utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (Mello-Roos) issues, which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.

	2, 3	Market Credit Political Tax Regulatory Prepayment
Participation Interests: Interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests are usually structured as some form of indirect ownership that allows a fund to treat the income from the investment as exempt from federal income tax. A fund invests in these interests to obtain credit enhancement on demand features that would be available through direct ownership of the underlying municipal securities.	2	Market Liquidity Credit Tax
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by a fund.	2-5	Market Leverage Counterparty
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-5	Liquidity Market

24

INSTRUMENT	FUND	RISK TYPE
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a fund and may have a leveraging effect.	2-5	Market Leverage Counterparty
Securities Lending: The lending of up to 33 1/3% of a fund’s total assets. In return a fund will receive cash, other securities and/or letters of credit.	2-5	Market Leverage Liquidity Credit
Tax-Exempt Commercial Paper: Commercial paper issued by governments and political sub-divisions.	2	Credit Liquidity Market Tax
Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	2, 3	Liquidity Credit Market
Treasury Receipts: Treasury receipts, Treasury investment growth receipts and certificates of accrual of Treasury securities.	3, 5	Market
U.S. Government-Sponsored Entity Securities: Securities issued by agencies, authorities, enterprises and instrumentalities of the U.S. Government. These include Ginnie Mae, Fannie Mae and Freddie Mac. Such securities may not be guaranteed or insured by the U.S. Government.	2-5	Government-Sponsored Entities Market Credit Call
U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping issued or guaranteed by the full faith and credit of the U.S. government.	1-5	Market
Variable Amount Master Demand Notes: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark Funds and the issuer, they are not normally traded. Although there is no secondary market in these notes, a fund may demand payment of principal and accrued interest at specified intervals.	2, 3, 5	Credit
Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a fund on demand.	2-5	Credit Liquidity Market
When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	1-5	Market Leverage Liquidity Credit

25

HIGHMARK FUNDS

INSTRUMENT	FUND	RISK TYPE
Yankee Bonds and Similar Debt Obligations: U.S. dollar denominated bonds issued by foreign corporations or governments. Sovereign bonds are those issued by the government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.	3	Market Credit
Zero-Coupon Debt Obligations: Bonds and other types of debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-5	Credit Market Zero Coupon

Other Risks

HighMark Funds also offers Shares of HighMark Income Plus Allocation Fund, HighMark Growth & Income Allocation Fund, HighMark Capital Growth Allocation Fund and HighMark Diversified Equity Allocation Fund (collectively the “Asset Allocation Portfolios”). Each of the Asset Allocation Portfolios is a “fund-of-funds” that invests in other mutual funds within the HighMark Funds family. Fiduciary Shares of the Diversified Money Market Fund and certain other series of HighMark Funds not offered in this prospectus (collectively with the Diversified Money Market Fund, the “Underlying Funds”) are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of Shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of Shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund’s asset levels and an Underlying Fund’s then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds’ transaction costs and possibly reducing the Underlying Funds’ performance.

Money Market Fund Risk. An investment in a Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although a Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund. The Share price of money market funds can fall below the $1.00 Share price. You should not rely on or expect HighMark Capital Management, Inc. or an affiliate to take actions to maintain a Fund’s $1.00 Share price. The credit quality of a Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s Share price. A Fund’s Share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in a Fund may have a significant adverse effect on the Share price of the Fund.

GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as certain other risks. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

California State Specific Risk. By concentrating its investments in California, a fund may be more susceptible to factors adversely affecting issuers of California municipal securities than a comparable fund that does not concentrate in a single state. For example, the fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in securities issued in California, the fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Counterparty Risk. The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligation under the repurchase agreement or reverse repurchase agreement. A fund’s income and the value of the fund’s investments could decline as a result.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. If a security’s credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments

26

as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Government-Sponsored Entities Risk. The securities in which a fund invests that are issued by government-sponsored entities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing entity.

Interest Rate Risk. The possibility that the value of a fund’s investments will decline due to an increase in interest rates or that a fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the fund’s investments, the greater its interest rate risk. In addition, a low interest rate environment may result in the fund being unable to pay expenses out of its assets and may impact the fund’s ability to maintain a stable net asset value of $1.00 per share.

Leverage Risk. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

Liquidity Risk. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a fund.

Management Risk. The risk that a strategy used by a fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The possibility that a fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the fund’s security holdings will tend to increase or decrease in response to these movements.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes or even governmental collapse and war.

Prepayment/Call Risk. The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call” — or repay — a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment and call risk it poses.

Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses and state usury laws.

Tax Risk. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

27

HIGHMARK FUNDS

NOTES

28

How to obtain more information:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund’s Investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request the SAI, the Annual or Semi-Annual Reports free of charge, other information about the Fund or to make shareholder inquiries:

By Telephone:    call 1-800-433-6884

By Mail:	write to us at
HighMark Funds
c/o BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

By Internet:    www.highmarkfunds.com

From the SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

HighMark Funds’ Investment Company Act registration number is 811-05059.

445 South Figueroa Street • Suite 306 Los Angeles • California • 90071 www.highmarkfunds.com	HMK-PS-017-0800 84822-S (12/10)

December 1, 2010

HighMark

The smarter approach to investing.

CLASS M SHARES

Cognitive Value Fund	HCLMX

Enhanced Growth Fund	HEGMX

International Opportunities Fund	HIOMX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Funds is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank. It is not insured by the FDIC or any other government agency.

Individual HighMark Fund Profiles

Cognitive Value Fund	2
Enhanced Growth Fund	5
International Opportunities Fund	8

Shareowner Guide — How to Invest in HighMark Funds

More About HighMark Funds

Investment Management	19
Financial Highlights	22
Instruments, Investment Techniques and Risks	23
Glossary of Investment Risks	28

1

HIGHMARK EQUITY FUNDS

Cognitive Value Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class M Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%
Exchange Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class M Shares
Management Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.33%

Total Annual Fund Operating Expenses	1.08%
Fee Waivers and Expense Reimbursement	0.01%
Net Expenses†	1.07%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class M Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.07%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M Shares	$109	$342	$595	$1,316

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest its assets primarily in common and preferred stocks of small capitalization value companies similar to those found in the S&P SmallCap 600/Citigroup Value Index. Under normal market conditions, the Fund may invest up to 25% of the Fund’s assets in common and preferred stocks of microcap companies whose market capitalization, measured at the time of purchase, is less than the minimum market capitalization of companies included in the S&P SmallCap 600/Citigroup Value Index. There is no minimum limit market capitalization of the companies in which the Fund may invest. As of September 30, 2010, the market capitalization of companies that issue stocks included in the S&P Small Cap 600/Citigroup Value Index ranged from approximately $25.9 million to $2.4 billion. The Fund’s sub-adviser seeks to add value to the Fund’s portfolio through stock selection while maintaining an appropriate risk profile generally relative to the S&P SmallCap 600/Citigroup Value Index. The sub-adviser uses both quantitative and qualitative techniques to identify stocks it believes are currently undervalued by the market. Criteria that the sub-adviser may consider in determining stock selection include: low relative valuation, earnings purity, earnings predictability, earnings estimate revision, high profile negative news, market volatility and aberrant price movement. Since these factors vary in their influence on stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund’s investment portfolio.

As part of the portfolio management of the Fund, the sub-adviser employs Behavioral Finance techniques in an attempt to capitalize on investors’ behavioral biases and mental errors that can result in securities being mispriced. Behavioral Finance is the study of why people do not always behave in an economically rational manner. Economic irrationality typically arises from investors maximizing

2

personal benefit (not wealth), emotional investing, heuristic biases (or “rule of thumb” biases) and cognitive errors. The sub-adviser attempts to exploit investors’ biases and errors that it believes to be recurring and predictable, and to minimize its own susceptibility to these same biases and errors.

An example of applying Behavioral Finance techniques to the Fund’s investment process is when investors over-emphasize recent, vivid events. The term used to describe this error is Availability Bias. Investors often oversell stocks of companies that are faced with a highly publicized negative event, such as a product tampering recall, a lawsuit or a government investigation. While news of this type is bad, it often has a smaller impact on a company’s earnings than is initially feared. As time passes, if investors’ initial worst fears do not materialize, the stock is likely to trade back into a more normal relationship to its earnings stream. The Fund attempts to exploit Availability Bias errors by comparing the stock of a company facing current negative publicity with others that have faced similar situations in the past. A worst-case scenario and likely corresponding stock price is projected and compared to the stock’s current market price. If the comparison is favorable, the stock may be purchased.

The Fund may invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies, including up to 5% of its assets in securities of emerging market companies. The Fund may also invest in hedging and other derivative instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities positions. In addition, the Fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) to provide liquidity and diversified exposure to the small cap value markets and sectors.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

Microcap Company Risk: Investing in microcap companies involves greater risk than investing in small, medium or large capitalization companies because the stocks of microcap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, microcap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country.

This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and related charges when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

3

HIGHMARK EQUITY FUNDS

Cognitive Value Fund

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class M Shares from year to year and by showing how the average annual returns of the Fund’s Class M Shares compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/03	21.25%
Lowest Quarter 09/30/02	-24.05%
Year-to-date total return as of 9/30/2010	11.86%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	Since Inception 5/30/01
Cognitive Value Fund Class M Shares
Return Before Taxes	20.64%	-0.15%	4.15%
Return After Taxes on Distributions	20.49%	-1.75%	2.99%
Return After Taxes on Distributions and Sale of Fund Shares	13.62%	-0.42%	3.41%
S&P SmallCap 600/Citigroup Value Index (reflects no deduction for fees, expenses or taxes)	22.85%	0.76%	5.74%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Pursuant to an agreement and plan of reorganization between the Fund and Bailard Cognitive Value Fund (the “Predecessor Fund”),

on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. Historical performance of the Predecessor Fund is shown in the bar chart and table because the Fund did not have any operating history prior to the date of the Reorganization.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Bailard, Inc. serves as sub-adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Managers	Managed Fund Since	Primary Title with Sub-Adviser
Thomas J. Mudge III	2006	Senior Vice President

George Y. Sokoloff	2007	Director of Quantitative Research and Senior Vice President

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class M Shares of the Fund generally are $5,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

Class M Shares of the Fund are only available to clients of Bailard, Inc., employees and officers of Bailard, Inc. and their families and friends, and investors who at the time of the Reorganization were existing Class M shareholders of a Fund.

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4

HIGHMARK EQUITY FUNDS

Enhanced Growth Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class M Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class M Shares
Management Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.33%

Total Annual Fund Operating Expenses	1.08%
Fee Waivers and Expense Reimbursement	0.03%
Net Expenses†	1.05%

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class M Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.05%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M Shares	$107	$340	$593	$1,314

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest its assets primarily in common and preferred securities that the sub-adviser believes have superior sales and earnings growth potential located in the United States and abroad. It is expected that, under normal market conditions, the Fund will invest in established companies in the semiconductor, semiconductor equipment, hardware, software, services, communications and biotechnology sectors, and may invest in other sectors if determined by the Fund’s sub-adviser to be in the shareholders’ best interests. The Fund may also invest up to 25% of its assets in U.S. dollar denominated stocks and bonds of foreign companies located in both developed and emerging markets.

Using a combination of qualitative and quantitative techniques, the Fund seeks to identify and invest in companies that offer superior sales and earnings growth prospects. The sub-adviser seeks to add value to the Fund’s portfolio through stock selection while maintaining a risk profile similar to that of the NASDAQ-100 Index and the S&P North American Technology Sector Index. As of September 30, 2010, the market capitalization of companies that issue stocks included in the NASDAQ-100 Index and the S&P North American Technology Sector Index ranged from approximately $2.7 billion to $259 billion and $379 million to $259 billion, respectively. The Fund will invest primarily in companies with market capitalizations within the market capitalization ranges of companies included in the NASDAQ-100 Index and/or the S&P North American Technology Sector Index. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. Valuation, earnings growth, revenue growth and earnings sustainability and predictability are the primary factors used in determining stock selection. Since these factors have a varying influence on the performance of stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund’s portfolio.

The Fund may also invest opportunistically in initial public offerings (“IPOs”) and in securities of new public companies that have had their IPO within the last six months. In choosing these companies, the sub-adviser will utilize both public and private

5

HIGHMARK EQUITY FUNDS

Enhanced Growth Fund

information sources to identify attractive candidates. The Fund looks to invest in opportunities to penetrate new and existing markets specifically within the technology, biotechnology and other growth industries. In looking at particular companies, the sub-adviser evaluates the scope of business of a company and its competitive landscape, as well as its management team’s experience.

The Fund may also invest in hedging and other derivative instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying security positions.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Industry/Sector Risk: The risk associated with excessive exposure to any one industry or sector. Because the Fund’s investment universe is currently mainly comprised of securities in the technology sector, the Fund has a heavy weighting in this sector.

The Fund’s investments in technology related companies expose the Fund to risks associated with economic conditions in the technology market to a greater extent than funds not concentrated in the technology sector. Due to intense global competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy. In the past, such companies have also experienced volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.

New Public Company Risk: The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country.

This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class M Shares from year to year and by showing how the average annual returns of the Fund’s Class M Shares compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	18.61%
Lowest Quarter 06/30/02	-26.41%
Year-to-date total return as of 9/30/2010	3.92%

6

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	Since Inception 5/30/01
Enhanced Growth Fund Class M Shares
Return Before Taxes	56.89%	1.15%	-0.56%
Return After Taxes on Distributions	56.85%	1.15%	-0.60%
Return After Taxes on Distributions and Sale of Fund Shares	37.03%	0.98%	-0.50%
NASDAQ-100 Index (reflects no deduction for fees, expenses or taxes)	54.68%	3.35%	0.95%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses or taxes)	63.19%	3.75%	-0.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Pursuant to an agreement and plan of reorganization between the Fund and Bailard Enhanced Growth Fund (the “Predecessor Fund”), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. Historical performance of the Predecessor Fund is shown in the bar chart and table because the Fund did not have any operating history prior to the date of the Reorganization.

The S&P North American Technology Sector Index is a modified capitalization-weighted equity index of United States technology-related stocks.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Bailard, Inc. serves as sub-adviser to the Fund. The portfolio manager primarily responsible for the day-to-day management of the Fund’s portfolio is:

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Sonya Thadhani	2006	Chief Investment Officer

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class M Shares of the Fund generally are $5,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

Class M Shares of the Fund are only available to clients of Bailard, Inc., employees and officers of Bailard, Inc. and their families and friends, and investors who at the time of the Reorganization were existing Class M shareholders of a Fund.

In general, you may purchase or redeem shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

7

HIGHMARK EQUITY FUNDS

International Opportunities Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class M Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%
Exchange Fee on Shares held 30 days or less (as a percentage of amount redeemed)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class M Shares
Management Fees	0.95%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.33%
Acquired Fund Fees and Expenses**	0.01%

Total Annual Fund Operating Expenses***	1.29%
Fee Waivers and Expense Reimbursement	0.00%
Net Expenses†	1.29%

**The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2010.

***The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class M Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) exceed 1.32%, for the period from December 1, 2010 to November 30, 2011, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M Shares	$131	$409	$708	$1,556

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest its assets primarily in the equity securities of issuers located in developed and, to a lesser extent, emerging market countries around the world. It will normally invest in established companies in Europe, the United Kingdom, Japan, Asia, Australia and Canada, among other areas. Under normal market conditions, the Fund’s holdings will be spread across multiple industries and geographic regions. Under normal circumstances, HighMark International Opportunities Fund will invest at least 30% of its assets, measured at the time of purchase, in equity securities of non-U.S. companies. HighMark International Opportunities Fund defines a non-U.S. company as one that is organized under the laws of, or has its principal office in, a country other than the United States; derives 50% or more of its revenue from goods produced, services performed or sales made outside of the United States; has 50% or more of its assets located outside of the United States; or has securities that are traded primarily on any securities market located in a country other than the United States.

The Fund employs a disciplined, quantitative approach that focuses first on country selection and then on stock selection within individual countries. A multifactor model is used to rank countries according to their characteristics, including various measures of value, momentum and risk. The relative weighting among these characteristics changes over time according to changes in the

8

overall conditions across global markets. The Fund’s sub-adviser systematically tracks these changes in overall conditions using various measures of monetary liquidity, sentiment, risk aversion and risk premiums. As conditions change, the model changes the relative weights of the selection factors that generate the rankings. The sub-adviser’s stock selection models rank securities according to various measures of value, momentum, quality and analysts’ expectations. Instead of looking at global conditions to set the relative weights of selection factors, the models use local conditions. Because economies are not synchronized, the relative importance of these factors varies by country. The sub-adviser generally overweights those countries and companies that appear to be the most attractive and underweights those countries and companies that appear to be the least attractive. The sub-adviser aims to remain broadly neutral with respect to sectors. In overweighting and underweighting, the sub-adviser may consider global market indices and its own estimates of competitor portfolio weightings.

In addition to the foregoing, the Fund may invest in:

•

Equity securities, such as common and preferred stocks, of foreign issuers. The Fund may also invest in equity securities of U.S. companies. Ordinarily, the Fund will invest at least 65% of its assets in equity securities of companies from at least three countries other than the United States.

•

Hedging and other derivative instruments, such as forward foreign currency contracts (including forward foreign currency cross hedges, options, futures and certain other derivative instruments), to manage investment risks or to serve as a substitute for underlying securities or currency positions. Such instruments will principally be used for hedging and risk management purposes, including to help protect its international stock investments from the risk of a strong U.S. dollar.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”) to provide diversified exposure to different international markets and sectors.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country.

This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Hedging Risk: When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that the Fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce the Fund’s risk, it may not always perfectly offset one position with another. As a result, there is no assurance that the Fund’s hedging transactions will be effective.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of the Fund will bear extra costs, such as duplicative management fees, brokerage commissions and related charges when the Fund invests in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class M Shares from year to year and by showing how the average annual returns of the Fund’s Class M Shares compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

9

HIGHMARK EQUITY FUNDS

International Opportunities Fund

YEAR-BY-YEAR RETURNS

Highest Quarter 06/30/09	22.97%
Lowest Quarter 09/30/08	-22.29%
Year-to-date total return as of 9/30/2010	4.28%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception 9/4/79
International Opportunities Fund Class M Shares
Return Before Taxes	30.11%	5.51%	2.22%	7.63%
Return After Taxes on Distributions	29.88%	4.48%	1.44%	5.42%
Return After Taxes on Distributions and Sale of Fund Shares	20.43%	4.62%	1.70%	5.51%
MSCI All Country World ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	42.14%	6.30%	3.12%	– –
	1 Year	5 Years	10 Years	Since Inception 8/31/79
MSCI EAFE Index (reflects no deduction for fees or expenses)	31.78%	3.54%	1.17%	9.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Pursuant to an agreement and plan of reorganization between the Fund and Bailard International Equity Fund (the “Predecessor Fund”), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. Historical performance of the Predecessor Fund is shown in the bar chart and table because the Fund did not have any operating history prior to the date of the Reorganization.

The performance figures of the Fund have been restated to reflect the deduction of an advisory fee at an assumed 1% annual rate from inception to 9/30/93.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. Bailard, Inc. serves as sub-adviser of the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Managers	Managed Fund Since	Primary Title with Sub-Adviser
Anthony Craddock	2006	Senior Vice President

Peter M. Hill	2006	Chief Executive Officer

Eric P. Leve	2006	Executive Vice President

PURCHASE AND SALE OF FUND SHARES

Purchase minimums for Class M Shares of the Fund generally are $5,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

Class M Shares of the Fund are only available to clients of Bailard, Inc., employees and officers of Bailard, Inc. and their families and friends, and investors who at the time of the Reorganization were existing Class M shareholders of a Fund.

In general, you may purchase or redeem Shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

10

SHAREOWNER GUIDE – HOW TO INVEST IN HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.

Choosing a Share Class

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. One class of Fund Shares, Class M Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark Funds’ Class M Shares.

Class M Shares

•	No sales charge.

•	No Distribution (12b-1) fees.

•

Available only to clients of Bailard, Inc., employees and officers of Bailard, Inc. and their families and friends, and investors who at the time of the Reorganization were existing Class M shareholders of a Fund.

The Funds also offer Class A and Class C Shares (collectively “Retail Shares”) and Fiduciary Shares. Each of these classes has its own expense structure. Fiduciary Shares are available only to financial institutions, fiduciary clients of Union Bank, N.A., and certain other qualified investors. Retail Shares are available to non-fiduciary clients of Union Bank, N.A., who are not otherwise eligible for Fiduciary Shares. Call us at 1-800-433-6884 for more details.

Payments to Financial Firms

Your broker, dealer, financial adviser or other financial intermediaries may receive certain payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans. For purposes of the following, “financial firms” means brokers, dealers, financial advisers and other financial intermediaries, including UnionBanc Investment Services LLC and other affiliates of HighMark Capital Management, Inc. through which you purchase your Shares.

Marketing Support Payments. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

Payments for Distribution and Shareholder Services. In addition to the foregoing marketing support payments, HighMark Capital

Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm’s examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm’s list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with “shelf space” and/or a higher profile for a financial firm’s financial consultants and their customers and/or placing the Funds on the financial firm’s preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm’s platform; and (7) payments for the sale of Shares and/or the maintenance of Share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm’s salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm’s HighMark Funds sales and total assets, and the financial firm’s willingness to give HighMark Capital Management, Inc. or the Funds’ distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a “select” or “preferred” list. HighMark Capital Management, Inc.’s goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

For the calendar year 2009, the financial firms that received these additional payments, which totaled approximately $3.9 million, from HighMark Capital Management, Inc. include (but are not necessarily limited to) the following:

Abacus Investment Inc	Marshall & Associates Financial Svc
American Portfolio Financial Services	MG Trust Co LLC
Amerprise Advisor Services Inc.	Mid Atlantic Inst’l Shares, Inc.
Ameriprise Financial Services, Inc.	MML Investor Services
Ameritrade Inc.	Morgan Keegan & Co.
Asset International, Inc.	Morgan Stanley
Associated Securities Crop	Morgan Stanley Smith Barney
AXA Advisors, LLC	MS & Co. Inc.
B C Ziegler	Mutual Service Corp.
BCR Financial Services	National Financial Services, Corp.
Bedminster Financial Group Ltd	National Planning Holdings
Brokersxpress LLC	National Retirement Partners, Inc.

11

HIGHMARK FUNDS

Cambridge Investment Research	National Securities Corporation
Capital Financial Services	Nationwide Planning Assoc., Inc.
Centaurus Financial, Inc.	New England Securities
Charles Schwab	Next Financial Group, Inc.
Citigroup Global Markets, Inc.	NPB Financial Group LLC
Commonwealth Financial Network	OC Wealth Advisors
Crowell, Weeden & Co	OFG Financial Services Inc
Crown Capital Securities, LP	Oppenheimer & Co. Inc.
D A Davidson	Pacific West Sec Inc.
Dalton Strategic Inv Services Inc	Pershing LLC
E*Trade	Prime Vest Financial Services
Edward Jones	Proequities Inc.
Ensemble Financial Services, Inc	Prudential Investment Mgmt Srvcs
ePlanning Securities, Inc.	Prudential Insurance Co of America
Equity Services Inc	QA3 Financial Corp.
Express Securities Inc	Questar Capital Corporation
Feltl and Company	Raymond James & Associates, Inc.
Ferris, Baker Watts, Inc.	Raymond James Financial Services
Financial Advisors of America LLC	Raymond Wesley
Financial Network	RBC Capital Markets Corporation
Financial Network Investment Corp	RBC Dain Rauscher, Inc.
Financial Planning Solutions, Inc.	RBC Wealth Management
Fintegra LLC	Ridge Clearing & Outsourcing
First Allied Securities, Inc.	Robert W. Baird & Co.
First Clearing LLC	Royal Alliance Associates
First Global Capital	Scottrade, Inc.
First Southwest Company	Securities America
Foothill Securities, Inc.	Securities Services Network, Inc.
Fortune Financial Services, Inc.	SharMarc Financial Advisors
Geneos Wealth Management, Inc.	SII Investments Inc.
Girard Securities, Inc.	Silver Oaks Securities Inc.
Green Wealth Management	Southwest Securities
GunnAllen Financial	Stancorp Equities Inc
H. Beck, Inc.	Sterne Agee & Leach
Harris & Associates	Stifel, Nicolaus & Co., Inc.
Harvest Capital LLC	SWBC Investment Services LLC
ING Financial Partners	TD Ameritrade Trust Company
Invest Financial Corporation	The O.N. Equity Sales Company
Investacorp, Inc.	Thrivent Financial
Investors Capital Corp.	Tiger Investment Services
Investors Security Co., Inc.	UBS Financial Services, Inc.
JMG Wealth Management Group	UnionBanc Investment Services LLC
J P Turner & Co LLC	United Planners Financial
JTM Capital Management	US Bancorp Investment
J. W. Cole Financial, Inc.	VSR Financial Services
Janney Montgomery Scott, LLC	Wachovia Bank N.A.
JP Morgan Clearing Corp	Wachovia Securities LLC
Kingwood Investment Group	Wedbush Morgan Securities
Legend Equities Corporation	Wells Fargo Advisors, LLC
Legent Clearing Corp.	Wells Fargo Investments LLC
Lincoln Financial Advisors Corp	Western International Securities
Lincoln Financial Securities	WRP Investments, Inc.
Linsco Private Ledger	Zelek & Associates
Managed Financial Broker Service

HighMark Capital Management, Inc. may have established relationships with other financial firms since the end of 2009 in which these additional payments are made. Speak with your financial adviser to learn whether his or her firm has such a relationship.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and HighMark Funds’ distributor, HighMark

Capital Management, Inc. makes payments to the distributor for distribution services related to the Funds.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, other HighMark Funds HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consider disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. and/or a Fund’s sub-adviser do not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund’s portfolio transactions.

Opening an Account

1.	Read this prospectus carefully.

2.	Determine how much money you want to invest. The minimum investments for Class M Shares of the Funds are as follows:

•Initial Purchase:	$5,000 for each Fund
$100 for each Fund for Automatic Investment Plan
•Additional Purchases:	$100 for each Fund
$100 monthly minimum per HighMark Fund for Automatic Investment Plan

We may waive these initial and additional investment minimums for purchases made in connection with individual retirement accounts (“IRAs”), Keoghs, payroll deduction plans or 401(k) or similar plans or for accounts held through a financial intermediary that has an agreement with HighMark Capital Management, Inc. or HighMark Funds’ distributor to waive or reduce these minimums. Financial intermediaries may aggregate accounts to meet investment minimums.

The minimum initial investment for employees and officers of the Funds’ sub-adviser and their families and friends is $2,000.

3.	Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4.	You and your financial representative can initiate any purchase, exchange or sale of Shares.

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5.	Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you, which information may include your social security number or taxpayer identification number. This information will be verified to ensure the identity of all persons opening an account.

HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value (“NAV”) per share next-determined after receipt of your application in proper form.

However, HighMark Funds reserves the right to close your account at the then-current day’s price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In either case, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

HighMark Funds and HighMark Capital Management, Inc. reserve the right, in their sole discretion, to reject any purchase order for any reason.

BUYING SHARES

By Check

Opening an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”
•	Deliver the check and your completed application to your financial representative, or mail them to our Transfer Agent (see address below).

Adding to an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Include a note specifying the fund name, your Share class, your account number and the name(s) in which the account is registered.

•	Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

Transfer Agent Address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

Third party checks, credit card checks, traveler’s checks, starter checks, money orders or cash will not be accepted.

By Wire

Opening an account

•	Deliver your completed application to your financial representative, or mail it to our Transfer Agent (address above).

•	Obtain your Fund account number by calling your financial representative or our Transfer Agent.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your choice of Share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Adding to an account

•	Call our Transfer Agent before wiring any funds.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your Share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Through Financial Institutions

•	Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

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HIGHMARK FUNDS

By Exchange

•	Call us at 1-800-433-6884 or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan (“AIP”), see “Investor Services.”

SELLING SHARES

By Phone

Designed for

•	Accounts for any type.

•	Sales of any amount.

To sell some or all of your Shares

•	To place your order, contact your financial representative or HighMark Funds at 1-800-433-6884 between 8:30 a.m. and 6:00 p.m. Eastern time on most business days.

By Wire or Electronic Funds Transfer (EFT)

Designed for

•	Requests by letter to sell at least $500 (accounts of any type).

•	Requests by phone to sell at least $500 (accounts of any type excluding IRA and Roth IRA accounts).

To sell some or all of your Shares

•	We will wire amounts of $500 or more on the next business day after we receive your request.

•	Shares cannot be redeemed by wire on federal holidays restricting wire transfers.

Through Financial Institutions

•	Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

By Exchange

•	Obtain a current prospectus for the Fund into which you are exchanging by calling us or contacting your financial representative.

•	Call us or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To make systematic withdrawals from an account, see “Investor Services.”

Selling Shares in Writing. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

•	you are selling more than $50,000 worth of Shares.

•	you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House (“ACH”) to a bank account other than that on record.

•	you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

Receiving Your Money. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order in good order. If, however, you recently purchased Shares in a Fund by check or through the AIP, you may not receive your redemption proceeds from such Fund until after the check or debit clears, which may take up to 15 days following purchase. While the Fund will delay the processing of your redemption payment until after the check or debit clears, the Shares will be valued at the next determined NAV after receipt of your redemption order in good order.

Redemption in Kind. The Funds reserve the right to make payment on redemptions in securities rather than cash. If a Fund makes payment on redemptions in securities, you may incur brokerage costs when selling those securities.

Involuntary Sales of Your Shares. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at NAV (less any contingent deferred sales charge, if applicable) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell some of your Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account balance up to or above the minimum.

EXCHANGING SHARES

How to Exchange Your Shares: You may exchange Class M Shares of one HighMark Fund for Class M Shares or Class A Shares of another HighMark Fund (the “new HighMark Fund”), provided that you:

•	Are qualified to invest in the new HighMark Fund.

•	Satisfy the initial and additional investment minimums for the new HighMark Fund.

•	Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying Shares in the new HighMark Fund is based on the relative NAVs of the Shares you are exchanging. You do not have to pay any sales charges on the exchange; however, you may be subject to an exchange fee. See “Redemption Fees and Exchange Fees” below.

An exchange will be treated as a sale for tax purposes.

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TRANSACTION POLICIES

Valuation of Shares. A Fund’s NAV per share of a class is calculated according to the following formula:

(Total market value of the Fund’s investments and other assets allocable to the class—the class’s liabilities)

÷	Total number of the Fund’s Shares outstanding in the class

=	The class’s NAV per share

We determine the NAV of each Fund as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day (as defined below), based on the current market price of the Fund’s securities. If that is not available, we value securities by using a method that HighMark Funds’ Board of Trustees believes accurately reflects fair value. HighMark Funds’ Board of Trustees reviews and approves HighMark Funds’ written fair valuation procedures in advance of their use. In addition, HighMark Funds’ Board of Trustees periodically reviews valuations to determine if any changes should be made to the fair valuation procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which HighMark Funds calculates the relevant Fund’s NAV. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates a Fund’s NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that HighMark Funds calculates the Fund’s NAV. A Significant Event may relate to a single issuer or to an entire market sector.

If HighMark Capital Management, Inc. or a sub-adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates the relevant Fund’s NAV, it shall immediately notify the sub-administrator and request that a fair value committee (the “Committee”) meeting be called.

In addition, HighMark Funds uses a third party fair valuation vendor (the “Vendor”) for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor provides fair values if there is a movement in the U.S. market that exceeds a specific threshold (“trigger threshold”) that has been established by the Committee. The Committee also establishes a “confidence interval”—representing the correlation between the price of a specific foreign security and movements in the U.S. market—before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable “confidence interval” using the fair values provided by the Vendor.

In the event that a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. For further information about how we determine the value of the Funds’ investments, see the Statement of Additional Information (“SAI”).

Buy and Sell Prices. When you buy Shares of a Fund, the amount you pay per Share is based on the NAV per share of the applicable class of Shares next determined after we receive your order in good order. When you sell Shares of a Fund, the amount of your proceeds is based on the NAV per share of the applicable class of Shares next determined after we receive your order in good order, minus any applicable redemption fees and/or exchange fees.

Execution of Orders. You may buy and sell Shares of the Funds on any day when the NYSE is open for business (hereafter referred to as a “business day”). The NYSE is closed on weekends and national holidays.

•

Purchasing Shares by Mail: If you mail us a purchase order, we will execute it as soon as we have received your purchase order and your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

•

Purchasing Shares by Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by our Transfer Agent prior to the close of regular trading on the NYSE, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time). If our Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

•

Selling Shares: To sell Shares on any one business day, you must place your redemption order before the close of regular trading on the NYSE, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time). Otherwise, we will execute your order on the following business day.

Our Transfer Agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the HighMark Funds’ distributor. A Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to our Transfer Agent. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Fund.

Anti-Money Laundering Program

Customer identification and verification is part of HighMark Funds’ overall obligation to deter money laundering under federal law.

15

HIGHMARK FUNDS

HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or other series of HighMark Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

Frequent Purchases and Redemptions of Fund Shares

HighMark Funds’ Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

Risks Associated with Excessive or Short-Term Trading Generally. While HighMark Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s Shares dilute the value of Shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund Shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund’s Shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Frequent trading can result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase a shareholder’s tax liability unless the Shares are held through a tax-deferred or exempt vehicle. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Fund’s performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund Share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own Share price (referred to as “time zone arbitrage”). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

Redemption Fees and Exchange Fees. As noted in the “Shareholder Fees” tables for each of the Funds, the Cognitive Value Fund and the International Opportunities Fund impose a 2% redemption fee on the proceeds of Class M Shares redeemed 30 days or less after their purchase. The Cognitive Value Fund and the International Opportunities Fund also impose a 2% exchange fee on Class M Shares exchanged 30 days or less after their purchase. The redemption fee and the exchange fee are designed to discourage short-term trading and any proceeds of the fees will be credited to the assets of the applicable Fund.

The fee is imposed to the extent that the number of Fund Shares redeemed or exchanged by a shareholder exceeds the number of Fund Shares that have been held by such shareholder more than 30 days. For Shares of a Fund that were acquired by exchange, the holding period is measured from the date the Shares were acquired in the exchange transaction. Shares held the longest will be redeemed or exchanged first.

The redemption or exchange fee is not imposed on transactions by HighMark Income Plus Allocation Fund, HighMark Growth & Income Allocation Fund, HighMark Capital Growth Allocation Fund

16

or HighMark Diversified Equity Allocation Fund. For all accounts in these Funds, the redemption or exchange fee is not imposed on:

•	Shares redeemed due to death, disability or a qualified domestic relations order;

•	Shares redeemed pursuant to systematic withdrawal programs;

•	transactions involving Shares purchased by means of automated or pre-established purchase plans, including employer or payroll reduction plans;

•	Shares purchased through reinvested distributions;

•	Shares redeemed or exchanged due to plan or Fund terminations or restructurings;

•	Shares redeemed as part of an automated dividend exchange election established in advance of the exchange;

•	Shares redeemed or exchanged pursuant to an automatic rebalancing program; and

•	Shares converted to another class of Shares within the same fund.

In addition, for retirement plans, the redemption fee is also not imposed on:

•	Shares redeemed in payment of plan/account fees;

•	Shares redeemed as a return of excess contribution amounts or to meet minimum required distributions;

•	Shares redeemed for loans and hardship withdrawals;

•	Shares redeemed due to forfeiture of assets; and

•	Shares redeemed to pay small balance account fees and involuntary redemptions resulting from failure to meet account minimums.

Although the Cognitive Value Fund and the International Opportunities Fund do not normally grant individual waivers of the redemption or exchange fee, the redemption or exchange fee may be waived by HighMark Funds’ Chief Compliance Officer or her designee, based upon a review of the facts and circumstances in a written request for waiver of the redemption or exchange fee. Each Fund reserves the right to modify or eliminate redemption fees and exchange fees at any time in its discretion.

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder’s financial adviser. In addition, HighMark Capital Management, Inc. will use its best efforts to detect short-term trading activity in a Fund’s Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. HighMark Capital Management, Inc., however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund’s underlying beneficial owners. However, each such financial intermediary is contractually obligated to implement HighMark Funds’ market timing policy and to stop a beneficial owner from trading if so requested by HighMark Funds. If HighMark Capital Management, Inc. reviews a financial intermediary’s market timing policy and concludes that it sufficiently protects HighMark Funds’ shareholders, HighMark Capital Management, Inc. may choose to defer to the financial intermediary’s policy rather than implement HighMark Funds’ policy through that financial intermediary. In the event that the Funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Orders through Financial Intermediaries

If you are investing in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of an Internal Revenue Service (“IRS”) recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains a master account with the Fund for trading on behalf of its customers, the financial intermediary through whom you are investing may choose to adopt different or additional conditions on purchases, redemptions and exchanges of Fund Shares to discourage frequent trading and redemptions. Consult your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what conditions may be applicable to you. The Funds are not responsible for the failure of a financial intermediary to carry out its responsibilities.

Disclosure of Portfolio Holdings

HighMark Capital Management, Inc. has established a policy with respect to the disclosure of a Fund’s portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund’s complete monthly portfolio holdings are generally available to you within 10 business days after the end of the period on HighMark Funds’ web site by selecting “Individual Investor,” clicking on “Our Funds,” selecting a Fund and clicking on “Composition.”

Note that the Funds or HighMark Capital Management, Inc. may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Mailings to Households

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-433-6884 or contact your financial institution. We will

17

HIGHMARK FUNDS

begin sending you individual copies within thirty days after receiving your request.

DISTRIBUTIONS

As a mutual fund shareholder, you may receive capital gains and/or income from your investment. The Funds may periodically declare and pay dividends from net investment income separately for Class M Shares. Each Fund expects to distribute substantially all of its income and capital gains annually. None of the Funds has a targeted dividend rate and none of them guarantees that it will pay any dividends or other distributions.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our Transfer Agent that you want to receive your distributions in cash. To notify our Transfer Agent, send a letter with your request, including your name and account number to:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES

Your investments in the Funds may have a number of tax implications. We have summarized some of the main U.S. federal income tax considerations generally applicable to investments by U.S. persons in a Fund. Note, however, that the following is general information and your investment in a Fund may have other tax implications. The information below will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. You can find more information about the potential tax consequences of investments in the Funds in the SAI.

Important Note: if you have not done so already, be sure to provide us with your correct taxpayer identification number or certify that it is correct. Unless we have that information, we must, by law, withhold a portion of the distributions you would otherwise be entitled to receive from your Fund investments as well as a portion of any proceeds you would normally receive from selling Fund Shares.

End-of-Year Tax Statements

With respect to each calendar year, we will send you a statement early in the following year showing the federal income tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax advisor for the most up-to-date information and specific guidance regarding your particular tax situation including possible foreign, state and local taxes.

Tax Treatment of the Funds

Each Fund has elected and intends to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. If a Fund were to fail to qualify as a regulated investment company, it would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders. Additionally, all distributions, including distributions of net long-term capital gains, would be taxable to shareholders as ordinary income.

Taxation of Shareholder Transactions

An exchange of a HighMark Fund’s Shares for Shares of another HighMark Fund will be treated as a sale of the Shares exchanged and, as with all sales and redemptions of HighMark Fund Shares, any gain resulting from the transaction generally will be subject to U.S. federal income tax, typically as capital gains.

Taxes on Fund Distributions

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Federal Taxes: For federal income tax purposes, distributions of net investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you’ve owned Shares in the Fund). For taxable years beginning before January 1, 2011, distributions of investment income properly designated by a Fund as derived from “qualified dividend income,” if any, will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

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Taxation of Long-Term Capital Gains: In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as capital gain dividends will be taxable to you as long-term capital gains (regardless of how long you’ve owned Shares in the Fund). Long-term capital gain rates have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

•	“Buying a Dividend”: You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned

18

before you invested in it and thus were likely included in the price you paid.

•	Reinvestment: A Fund’s distributions are taxable in the manner described above, whether received in cash or reinvested in additional Shares of the Fund.

•

Foreign Tax: A Fund’s investment in non-U.S. securities may be subject to foreign withholding and other taxes. This may reduce the return on your investment. Shareholders of all Funds except HighMark International Opportunities Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a Fund. Shareholders of HighMark International Opportunities Fund may be entitled to claim a credit or deduction for their share of foreign taxes paid by the Fund. See the SAI for more information.

•	State and Local Taxes: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

Special Considerations for Non-U.S. Shareholders: Special tax considerations may apply to foreign shareholders. Please consult the SAI and your tax advisor for additional information.

The tax considerations described above may or may not apply to you. See the SAI for further details. Please consult your tax advisor to help determine whether these considerations are relevant to your investments and tax situation.

INVESTOR SERVICES

Automatic Investment Plan: AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per HighMark Fund is $100. AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

Systematic Withdrawal Plan (“SWP”): HighMark Funds’ SWP allows you to make regular withdrawals from your account. The minimum withdrawal is $100 per HighMark Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

•	Have at least $5,000 in your HighMark Fund(s) account and

•	Have your dividends automatically reinvested.

Before you sign up for SWP, please note the following important considerations:

SWP via check will only run on the 25th of each month. SWP via the ACH can be run on any date. If your automatic withdrawals through SWP exceed the income your HighMark Fund(s) normally pay, your withdrawals may, over time, deplete your original investment — or exhaust it entirely if you make large and frequent withdrawals.

Fluctuations in the NAV per share of your Fund(s) may also contribute to the depletion of your principal.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

Please contact HighMark Funds at 1-800-433-6884 for more information.

MORE ABOUT HIGHMARK FUNDS

INVESTMENT MANAGEMENT

Investment Adviser

HighMark Capital Management, Inc. serves as the investment adviser of each series of HighMark Funds, including the Funds, and manages its investment portfolios on a day-to-day basis under the supervision of HighMark Funds’ Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of each series of HighMark Funds, including the Funds.

HighMark Capital Management, Inc. is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2010, HighMark Capital Management, Inc. had approximately $16.7 billion in assets under management. HighMark Capital Management, Inc. (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Funds paid the following advisory fees (net of applicable waivers) to HighMark Capital Management, Inc.:

Fund	% of Net Assets
Cognitive Value Fund	0.73%	*
Enhanced Growth Fund	0.71%	*
International Opportunities Fund	0.95%	*

*A portion of the advisory fees is used to pay the Fund’s sub-adviser.

A discussion regarding the basis for HighMark Funds’ Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds relating to the Funds is available in HighMark Funds’ Annual Report to shareholders for the fiscal year ending July 31, 2010.

Sub-Adviser

Bailard, Inc. (“Bailard”) serves as the sub-adviser to each of the Funds. Under investment sub-advisory agreements between Bailard and HighMark Capital Management, Inc., Bailard makes day-to-day

19

HIGHMARK FUNDS

investment decisions for the Funds, subject to the supervision of, and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds. Prior to serving as sub-adviser to the Funds, Bailard was the adviser to each Fund’s Predecessor Fund.

Bailard is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a California corporation. As of September 30, 2010, Bailard had approximately $1.7 billion in assets under management.

Other Arrangements

HighMark Funds and HighMark Capital Management, Inc. are in the process of seeking an exemptive order from the Securities and Exchange Commission (the “SEC”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which HighMark Capital Management, Inc. will, subject to the supervision and approval of HighMark Funds’ Board of Trustees, be permitted, with respect to HighMark Funds that may have sub-advisers from time to time, including the Funds, to enter into and materially amend sub-advisory agreements with sub-advisers unaffiliated with HighMark Capital Management, Inc. without such agreements being approved by the shareholders of the applicable Fund. HighMark Funds’ Board of Trustees and HighMark Capital Management, Inc. will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. HighMark Capital Management, Inc. will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that HighMark Funds and HighMark Capital Management, Inc. will obtain this order from the SEC. Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding securities of such Fund.

In addition to the asset based sub-advisory fee, HighMark Capital Management, Inc. has agreed to make certain periodic payments, out of its own resources, to the sub-adviser. The amount of these additional payments will be based on the average daily net assets of the Class M Shares of each Fund held by the sub-adviser’s clients. Clients of the sub-adviser pay investment advisory fees to the sub-adviser in connection with the management of the clients’ assets, a portion of which may be invested in one or more of the Funds. The sub-adviser has agreed with its clients that the amount of the advisory fee paid by the client (whether directly to the sub-adviser or indirectly through the sub-adviser’s management of investment vehicles in which the client invests) will equal a fixed percentage of the value of the client’s account with the sub-adviser. As a result, the direct fee that the sub-adviser receives from its clients will be reduced by the amount of the investment advisory fee (i.e., the fee paid to HighMark Capital Management,

Inc.) that such clients indirectly incur as shareholders of the Fund. The additional payments by HighMark Capital Management, Inc. are intended to allow the sub-adviser to reduce the amount of advisory fees that its clients directly incur, as it has done historically, so that these clients do not bear investment advisory fees greater than those agreed to between the client and the sub-adviser. These periodic payments, which are solely the obligation of HighMark Capital Management, Inc. are separate from and in addition to the subadvisory fees described above. From August 1, 2009 through July 31, 2010, HighMark Capital Management, Inc. made payments of this type to the sub-adviser totaling approximately $1,123,000.

Portfolio Managers

Anthony Craddock has been a member of the portfolio management team for the International Opportunities Fund since 2006. Prior to becoming a portfolio manager for the Fund, he supported the portfolio managers of international equity funds advised or sub-advised by Bailard, Inc. He also served as Bailard’s performance analyst. He is a Senior Vice President of Bailard, Inc. and has been with Bailard, Inc. since 1997.

Peter M. Hill has been a member of the portfolio management team for the International Opportunities Fund since 2006. Mr. Hill joined Bailard, Inc. in 1985 and was its Chief Investment Officer from 1996 until 2008. As Chief Investment Officer, Mr. Hill oversaw the management of Bailard International Equity Fund, the Fund’s Predecessor Fund, along with the other investment products managed by Bailard, Inc. In January 2008, Mr. Hill was appointed Chief Executive Officer of Bailard, Inc. In addition, he is an officer and/or director of certain affiliates of Bailard, Inc. Mr. Hill formerly served as Chairman of the Board of Directors of Bailard Opportunity Fund Group, Inc.

Eric P. Leve, CFA, has been a member of the portfolio management team for the International Opportunities Fund since 2006. He was previously a manager of global bonds and has assisted Bailard, Inc. in global strategy. He is an Executive Vice President of Bailard, Inc. and a co-manager of Bailard, Inc.’s separate account bond portfolios. He has been with Bailard, Inc. since 1987.

Thomas J. Mudge III, CFA, has been primarily responsible for the day-to-day management of the Cognitive Value Fund since 2006 and the lead portfolio manager of its portfolio management team since 2007. Prior to the Reorganization, he was the portfolio manager of Bailard Cognitive Value Fund, the Fund’s Predecessor Fund. He is a Senior Vice President of Bailard, Inc. and has been part of Bailard, Inc.’s domestic equity management team since 1987.

George Y. Sokoloff, PhD, CFA, has been a member of the portfolio management team for the Cognitive Value Fund since 2007. He is the Director of Quantitative Research and a Senior Vice President of Bailard, Inc. He joined Bailard, Inc. in 2006 as a research analyst specializing in the development of new

20

quantitative models. Prior to that, Dr. Sokoloff developed quantitative stock selection models for StarMine.

Sonya Thadhani, CFA, has been primarily responsible for the day-to-day management of the Enhanced Growth Fund since 2006. Prior to the Reorganization, she had been the portfolio manager of Bailard Enhanced Growth Fund, the Fund’s Predecessor Fund, since March 2005. She is Chief Investment Officer of Bailard, Inc. and joined Bailard, Inc.’s domestic equity management team in 1994.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Other HighMark Funds

In addition to the Funds, HighMark Funds currently offers different classes of Shares in twenty-six separate investment portfolios. These portfolios are as follows:

HighMark Balanced Fund,

HighMark Core Equity Fund,

HighMark Equity Income Fund,

HighMark Fundamental Equity Fund,

HighMark Geneva Mid Cap Growth Fund,

HighMark Geneva Small Cap Growth Fund,

HighMark Large Cap Growth Fund,

HighMark Large Cap Value Fund,

HighMark NYSE Arca Tech 100 Index Fund,

HighMark Small Cap Advantage Fund,

HighMark Small Cap Value Fund,

HighMark Value Momentum Fund,

HighMark Bond Fund,

HighMark Short Term Bond Fund,

HighMark California Intermediate Tax-Free Bond Fund,

HighMark National Intermediate Tax-Free Bond Fund,

HighMark Wisconsin Tax-Exempt Fund,

HighMark 100% U.S. Treasury Money Market Fund,

HighMark California Tax-Free Money Market Fund,

HighMark Diversified Money Market Fund,

HighMark Treasury Plus Money Market Fund,

HighMark U.S. Government Money Market Fund,

HighMark Income Plus Allocation Fund,

HighMark Growth & Income Allocation Fund,

HighMark Capital Growth Allocation Fund, and

HighMark Diversified Equity Allocation Fund.

Shares of these other investment portfolios, none of which currently offer Class M Shares, are offered in separate prospectuses. For more information, please call 1-800-433-6884.

“Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCA(SM)” and “NYSE Arca Tech 100(SM)” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by HighMark Funds. HighMark NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings,

Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, HighMark NYSE Arca Tech 100 Index Fund particularly or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

Archipelago Holdings, Inc. (“Arca”) makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the NYSE Arca Tech 100 Index or any data included therein. In no event shall Arca have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

21

HIGHMARK FUNDS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund Share. The following tables have been derived from financial statements audited by the Predecessor Funds’ independent registered public accounting firm (with respect to periods ended September 30, 2005 or prior), and Deloitte & Touche LLP, as noted in its report dated September 27, 2010 (with respect to periods after September 30, 2005). This report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request.

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	Total from Operations	Net Investment Income	Capital Gains	Total From Dividends and Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Cognitive Value Fund
Class M Shares
For the periods ended July 31,:
2010	$7.87	$0.065	$1.508 ##	$1.573	$(0.073)	$—	$(0.073)	$—	#	$9.37	20.08%##	$70,390	1.05%		1.08%		0.74%	152%
2009	10.22	0.083	(2.345)	(2.262)	(0.088)	—	(0.088)	—	#	7.87	(22.02)	67,711	1.02		1.09		1.12	141
2008	13.02	0.084	(1.407)	(1.323)	(0.097)	(1.380)	(1.477)	—	#	10.22	(10.98)	91,371	1.01		1.03		0.75	109
2007	13.02	0.088	1.465	1.553	(0.059)	(1.494)	(1.553)	—		13.02	11.98	103,295	0.94		0.97		0.65	103
For the ten month period ended July 31,†:
2006	13.59	0.056	1.155	1.211	(0.033)	(1.748)	(1.781)	—		13.02	10.13	91,652	1.00	**	1.02	**	0.51 **	76
For the period ended September 30,:
2005	12.79	0.03	2.08	2.11	(0.03)	(1.28)	(1.31)	—		13.59	17.14	86,500	1.09		1.09		0.25	59
Enhanced Growth Fund
Class M Shares
For the periods ended July 31,:
2010	$8.07	$(0.005)	$1.150	$1.145	$(0.015)	$—	$(0.015)	$—		$9.20	14.04%	$64,408	1.03%		1.08%		(0.06)%	17%
2009	9.27	0.009	(1.209)	(1.200)	—	—	—	—		8.07	(12.84)	65,867	1.00		1.06		0.13	24
2008	10.24	(0.026)	(0.944)	(0.970)	—	—	—	—		9.27	(9.47)	122,424	0.98		1.01		(0.26)	21
2007	8.07	(0.035)	2.205	2.170	—	—	—	—		10.24	26.89	137,818	0.93		0.97		(0.37)	40
For the ten month period ended July 31,†:
2006	8.78	(0.034)	(0.676)	(0.710)	—	—	—	—		8.07	(8.09)	120,694	0.97	**	0.98	**	(0.46)**	53
For the period ended September 30,:
2005	7.89	0.03	0.94	0.97	(0.08)	—	(0.08)	—		8.78	12.24	129,300	1.00		1.00		0.37	8
International Opportunities Fund
Class M Shares
For the periods ended July 31,:
2010	$6.00	$0.102	$0.398	$0.500	$(0.160)	$—	$(0.160)	$—	#	$6.34	8.31%	$133,321	1.28%		1.28%		1.60%	84%
2009	8.48	0.124	(2.343)	(2.219)	(0.116)	(0.145)	(0.261)	—	#	6.00	(25.55)	134,220	1.27		1.31		2.22	134
2008	9.93	0.187	(1.112)	(0.925)	(0.161)	(0.364)	(0.525)	—	#	8.48	(10.05)	232,701	1.23		1.25		1.98	86
2007	8.52	0.139	2.229	2.368	(0.129)	(0.829)	(0.958)	—		9.93	29.48	273,474	1.17		1.21		1.51	32
For the ten month period ended July 31,†:
2006	7.54	0.095	1.219	1.314	(0.146)	(0.188)	(0.334)	—		8.52	17.96	202,134	1.25	**	1.27	**	1.41 **	48
For the period ended September 30,:
2005	5.79	0.07	1.73	1.80	(0.05)	—	(0.05)	—		7.54	31.32	170,000	1.45		1.45		1.13	74

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Per share amounts calculated using average shares method.
**	Annualized.
†	On April 3, 2006, HighMark Funds acquired the assets and assumed the identified liabilities of Bailard Cognitive Value Fund, Bailard Enhanced Growth Fund and Bailard International Equity Fund (the “Bailard Funds”). The fiscal year end of the Bailard Funds, the predecessor funds to HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund, was September 30. The fiscal year end of the successor HighMark Funds is July 31.
††	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
#	Amount represents less than $0.001.
##	Includes payment by affiliates of $0.001 per share. The effects of such payments did not affect the amount shown as total return for the period.

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INSTRUMENTS, INVESTMENT TECHNIQUES AND RISKS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as “fundamental” in the SAI.

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds may invest.

FUND NAME	FUND CODE
Cognitive Value Fund	1
Enhanced Growth Fund	2
International Opportunities Fund	3

INSTRUMENT	FUND CODE	RISK TYPE
American Depository Receipts (ADRs): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership. ADRs pay dividends in U.S. dollars.	1-3	Market Political Foreign Investment
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	1-3	Credit Liquidity Market
Bonds: Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity.	1-3	Market Credit Prepayment/Call Political Liquidity Foreign Investments
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price.	1-3	Management Liquidity Credit Market Leverage
Certificates of Deposit: Negotiable instruments with a stated maturity.	1-3	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Their maturities generally vary from a few days to nine months.	1-3	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	1-3	Market
Convertible Securities: Bonds or preferred stock that convert to common stock.	1-3	Market Credit
Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a fund.	1-3	Market Liquidity Management

23

HIGHMARK FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities.	1-3	Management Market Credit Liquidity Leverage Prepayment/Call Hedging
Exchange-Traded Funds: ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market. ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange. By investing in an ETF, a fund will indirectly bear its proportionate share of any expenses paid by the ETF in addition to the expenses of the fund.	1-3	Market Exchange-Traded Funds
Foreign Securities: Stocks issued by foreign companies including American Depositary Receipts (ADRs) and Global Depository Receipts (GDRs), as well as commercial paper of foreign issuers and obligations of foreign governments, companies, banks, overseas branches of U.S. banks or supranational entities.	1-3	Market Political Foreign Investment Liquidity Emerging Market Prepayment/Call
Forward Foreign Currency Contracts, Including Forward Foreign Currency Cross Hedges: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set by the parties involved at the time the contract is negotiated.	3	Management Liquidity Credit Market Political Leverage Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specific amount of a specific security, class of securities, or index at a specified time in the future and at a specified price. The owner of an option has the right, but not the obligation, to buy or sell the underlying instrument at a specified time in the future at the specified price.	1-3	Management Market Credit Liquidity Leverage
High-Yield/High-Risk Bonds: Bonds rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody’s). These securities are considered speculative and involve greater risk of loss than investment grade bonds. Also called “lower rated bonds,” “noninvestment grade bonds” and “junk bonds.”	1-3	Credit Market Liquidity

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INSTRUMENT	FUND CODE	RISK TYPE
Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the fund has estimated for them. Each Fund may invest up to 15% of its net assets in illiquid securities.	1-3	Liquidity Market
Initial Public Offerings (“IPOs”): IPOs are offerings of securities registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934. The volume of IPOs and the levels at which newly issued stocks trade in the secondary market are affected by the performance of the stock market as a whole. When an IPO is brought to the market, availability may be limited and a fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.	1-3	Market Liquidity New Public Company Small and Medium-Sized Company Stock Microcap Company
Investment Company Securities: Shares of registered investment companies. These may include HighMark Money Market, Fixed Income and other Equity Funds and other registered investment companies for which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a shareholder of an investment company, a fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the fund pays its own adviser.	1-3	Market
Investment Grade Securities: Securities rated BBB or higher by S&P; Baa or better by Moody’s; similarly rated by other nationally recognized rating organizations; or, if not rated, determined to be of comparably high quality by a fund’s adviser.	1-3	Market Credit Prepayment/Call
Money Market Instruments: Investment-grade, U.S. dollar- denominated debt securities with remaining maturities of one year or less. These may include short-term U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers’ acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.	1-3	Market Credit

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HIGHMARK FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Obligations of Supranational Agencies: Securities issued by supranational agencies that are chartered to promote economic development and are supported by various governments and government agencies.	1-3	Credit Foreign Investment Prepayment/Call
Preferred Stocks: Equity securities that generally pay dividends at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation. Preferred stock generally does not carry voting rights.	1-3	Market
Real Estate Investment Trusts (“REITs”): REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. By investing in a REIT, a fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the fund.	1-3	Market Credit Prepayment/Call
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by a fund.	1-3	Market Leverage Counterparty
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-3	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a fund and may have a leveraging effect.	1-3	Market Leverage Counterparty
Securities Lending: The lending of up to 33 1/3% of a fund’s total assets. In return a fund will receive cash, other securities and/or letters of credit.	1-3	Market Leverage Liquidity Credit
Small and Medium-Sized Companies: Small and medium sized companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies.	1-3	Market Small and Medium-Sized Company Stock
Swap Agreements: A transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party. Swaps can be used to hedge certain risks such as currency and interest rate risks, or to speculate on changes in the future price of the underlying instrument.	1-3	Management Market Credit Liquidity Leverage

26

INSTRUMENT	FUND CODE	RISK TYPE
Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	1-3	Liquidity Credit Market
Treasury Inflation Protected Securities (“TIPS”): TIPS are fixed- income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. TIPS have varying maturities and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these securities is fixed at issuance, but over the life of the securities, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.	1-3	Market Interest Rate
Treasury Receipts: Treasury receipts, Treasury investment growth receipts and certificates of accrual of Treasury securities.	1-3	Market
Unit Investment Trusts: A type of investment vehicle, registered with the SEC under the Investment Company Act of 1940, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal.	1-3	Market
U.S. Government-Sponsored Entity Securities: Securities issued by agencies, authorities, enterprises and instrumentalities of the U.S. Government. These include Ginnie Mae, Fannie Mae and Freddie Mac. Such securities may not be guaranteed or insured by the U.S. Government.	1-3	Market Credit Prepayment/Call
U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping issued or guaranteed by the full faith and credit of the U.S. government.	1-3	Market
Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a fund on demand.	1-3	Credit Liquidity Market
Warrants: Securities that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are typically issued with preferred stock and bonds.	1-3	Market Credit
When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	1-3	Market Leverage Liquidity Credit
Zero-Coupon Debt Obligations: Bonds and other types of debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-3	Credit Market Zero Coupon

27

HIGHMARK FUNDS

Other Risks

HighMark Funds also offers Shares of HighMark Income Plus Allocation Fund, HighMark Growth & Income Allocation Fund, HighMark Capital Growth Allocation Fund and HighMark Diversified Equity Allocation Fund (collectively the “Asset Allocation Portfolios”). Each of the Asset Allocation Portfolios is a “fund-of-funds” that invests in other mutual funds within the HighMark Funds family. Fiduciary Shares of the Funds and certain other series of HighMark Funds not offered in this prospectus (collectively the “Underlying Funds”) are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of Shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of Shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund’s asset levels and an Underlying Fund’s then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds’ transaction costs and possibly reducing the Underlying Funds’ performance.

Since substantially all of a Fund’s shareholders are expected to be investment advisory clients of the sub-adviser, until the Fund attracts significant assets that are not attributable to clients of the sub-adviser, the total assets of the Fund may fluctuate significantly whenever the sub-adviser increases or decreases its clients’ allocation to the Fund. This fluctuation could increase a Fund’s transaction costs and possible increase its expense ratio and reduce its performance.

GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as certain other risks. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

Counterparty Risk. The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligation under the repurchase agreement or reverse repurchase agreement. A fund’s income and the value of the fund’s investments could decline as a result.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. If a security’s credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

Derivatives Risk: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed the Fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose the Fund to the risk that the counterparty will not fulfill its contractual obligations.

Emerging Market Risk. A fund’s investment in emerging markets will cause it to face higher political, foreign investment and market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also Foreign Investment Risk below.

Exchange-Traded Funds Risk. ETFs charge their own fees and expenses; thus, shareholders of the Funds that invest in ETFs will bear extra costs, such as duplicative management fees, brokerage commissions and related charges when the Funds invest in ETFs. In addition, there may from time to time be a significant discrepancy between the net asset value of an ETF and the price at which the ETF trades on an exchange.

Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Hedging Risk. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a fund’s risk, it may not always perfectly offset one position with another. As a result, there is no assurance that a fund’s hedging transactions will be effective.

Industry/Sector Risk. The risk associated with excessive exposure to any one industry or sector. A fund may have a heavy weighting in one or more industries or sectors, such as the technology sector

28

or industries or sectors with low price-to-book and price-to-earnings ratios.

Interest Rate Risk. The possibility that the value of a fund’s investments will decline due to an increase in interest rates or that a fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the fund’s investments, the greater its interest rate risk.

Investment Style Risk. The risk that the particular type of investment on which a fund focuses (such as small-cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

Liquidity Risk. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a fund.

Management Risk. The risk that a strategy used by a fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The possibility that a fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the fund’s security holdings will tend to increase or decrease in response to these movements.

Microcap Company Risk. The risk involved in investing in companies with micro capitalizations. The risk associated with investing in microcap companies involves greater risk than investing in small, medium or large capitalization companies because the stocks of microcap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, microcap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

New Public Company Risk. The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Prepayment/Call Risk. The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call” — or repay — a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment and call risk it poses.

Small and Medium-Sized Company Stock Risk. Investing in small- and medium-sized companies is generally more risky than investing in large companies, for a variety of reasons. Many small- and medium-sized companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small- and medium-sized companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small- and medium-sized companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. Companies that offer niche products or services may be especially vulnerable to declines in market demand for those products or services. The performance of a fund that concentrates on small- or medium-sized companies may be more volatile than that of a fund that invests primarily in larger companies.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

29

HIGHMARK FUNDS

NOTES

30

HIGHMARK FUNDS

NOTES

31

HIGHMARK FUNDS

NOTES

32

How to obtain more information:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request the SAI, the Annual or Semi-Annual Reports free of charge, other information about the Fund or to make shareholder inquiries:

By Telephone:    call 1-800-433-6884

By Mail:	write to us at
HighMark Funds
c/o BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

By Internet:    www.highmarkfunds.com

From the SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

HighMark Funds’ Investment Company Act registration number is 811-05059.

445 South Figueroa Street • Suite 306 Los Angeles • California • 90071 www.highmarkfunds.com	HMK-PS-026-0800 84823-M (12/10)

HIGHMARK FUNDS

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 1, 2010

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectuses of the HighMark Equity, Fixed-Income and Asset Allocation Funds dated December 1, 2010, the prospectuses of the HighMark Money Market Funds dated December 1, 2010 and the Class M Shares prospectus of HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund dated December 1, 2010 (collectively, the “Prospectuses”) and any of their supplements. This SAI is incorporated in its entirety into the Prospectuses.

Copies of the Prospectuses may be obtained by writing HighMark Funds, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, or by contacting HighMark Funds toll free at 1-800-433-6884. Capitalized terms used but not defined in this SAI have the same meanings as set forth in the Prospectuses.

Certain disclosure has been incorporated by reference into this SAI from the Annual Report of HighMark Funds, copies of which may be obtained, without charge, by contacting HighMark Funds toll free at 1-800-433-6884.

	Fiduciary	Class A	Class B	Class C	Class M	Class S
Balanced Fund	HMBAX	HMBRX	HMBBX	HMBCX	-------	-------
Cognitive Fund	HCLFX	HCLAX	-------	HCLCX	HCLMX	-------
Core Equity Fund	HMCFX	HCEAX	HCEBX	HCECX	-------	-------
Enhanced Growth Fund	HEGFX	HEHAX	-------	HEGCX	HEGMX	-------
Equity Income Fund	NJPFX	NJPAX	NJPBX	NJPCX	-------	-------
Fundamental Equity Fund	HMFFX	HMFAX	-------	HMFCX	-------	-------
Geneva Mid Cap Growth Fund	PNMFX	PNMAX	PNMBX	MGPCX	-------	-------
Geneva Small Cap Growth Fund	HGFSX	HGASX	-------	HGCSX	-------	-------
International Opportunities Fund	HIOFX	HIOAX	-------	HITCX	HIOMX	-------
Large Cap Growth Fund	HMGRX	HMRGX	HMGBX	HGRCX	-------	-------
Large Cap Value Fund	HMIEX	HMERX	HIEBX	HIECX	-------	-------
NYSE Arca Tech 100 Index Fund	PTSFX	PPTIX	PSEBX	PTICX	-------	-------
Small Cap Advantage Fund	HSAFX	HSAAX	-------	HSCAX	-------	-------
Small Cap Value Fund	HMSCX	HASVX	HBSVX	HSVCX	-------	-------
Value Momentum Fund	HMVMX	HMVLX	HVMBX	HVMCX	-------	-------
Bond Fund	HMBDX	HMRBX	HBDBX	HBDCX	-------	-------
California Intermediate Tax-Free Bond Fund	HMITX	HMCIX	HCABX	HCTCX	-------	-------
National Intermediate Tax-Free Bond Fund	HMNTX	HMNFX	-------	HNTCX	-------	-------
Short Term Bond Fund	HMSFX	HMSAX	-------	HMTCX	-------	-------
Wisconsin Tax-Exempt Fund	WTEFX	PWTEX	WTEBX	WTECX	-------	-------
Income Plus Allocation Fund	HPAFX	HMPAX	-------	HMPCX	-------	-------
Growth & Income Allocation Fund	HGIFX	HMRAX	-------	HMRCX	-------	-------
Capital Growth Allocation Fund	HGAFX	HMAAX	-------	HMACX	-------	-------
Diversified Equity Allocation Fund	HEAFX	HEAAX	-------	HEACX	-------	-------
100% U.S. Treasury Money Market Fund	HMTXX	HMRXX	-------	-------	-------	HUSXX
California Tax-Free Money Market Fund	HMCXX	HMAXX	-------	-------	-------	HCSXX
Diversified Money Market Fund	HMDXX	HMVXX	-------	-------	-------	HDSXX
Treasury Plus Money Market Fund	HMFXX	HMPXX	-------	-------	-------	HMSXX
U.S. Government Money Market Fund	HMGXX	HMUXX	HGBXX	HGTXX	-------	HGSXX

HMK-SK-009-0800

STATEMENT OF ADDITIONAL INFORMATION

HIGHMARK FUNDS

HighMark Funds (the “Trust”) is an open-end management investment company. All of the series of HighMark Funds included in this SAI, except for HighMark Wisconsin Tax-Exempt Fund, are diversified investment companies. HighMark Funds was organized as a Massachusetts business trust on March 10, 1987 and presently consists of thirty-one series, twenty-nine of which represent interests in one of the following portfolios (each a “Fund” and, collectively, the “Funds”):

	Name	Commencement of Operations
The Equity Funds include:
	HighMark Balanced Fund	November 14, 1993
	HighMark Cognitive Value Fund	April 3, 2006
	HighMark Core Equity Fund	May 31, 2000
	HighMark Enhanced Growth Fund	April 3, 2006
	HighMark Equity Income Fund	June 8, 2009
	HighMark Fundamental Equity Fund	August 1, 2008
	HighMark Geneva Mid Cap Growth Fund	June 8, 2009
	HighMark Geneva Small Cap Growth Fund	June 12, 2009
	HighMark International Opportunities Fund	April 3, 2006
	HighMark Large Cap Growth Fund	November 18, 1993
	HighMark Large Cap Value Fund	June 23, 1988
	HighMark NYSE Arca Tech 100 Index Fund	June 8, 2009
	HighMark Small Cap Advantage Fund	March 1, 2007
	HighMark Small Cap Value Fund	September 17, 1998
	HighMark Value Momentum Fund	April 25, 1997
The Fixed-Income Funds include:
	HighMark Bond Fund	June 23, 1988
	HighMark Short Term Bond Fund	November 2, 2004
	HighMark California Intermediate Tax-Free Bond Fund	April 25, 1997
	HighMark National Intermediate Tax-Free Bond Fund	October 18, 2002
	HighMark Wisconsin Tax-Exempt Fund	June 8, 2009
The Money Market Funds include:
	HighMark 100% U.S. Treasury Money Market Fund	August 10, 1987
	HighMark California Tax-Free Money Market Fund	June 10, 1991
	HighMark Diversified Money Market Fund	February 1, 1991
	HighMark Treasury Plus Money Market Fund	August 14, 2008
	HighMark U.S. Government Money Market Fund	August 10, 1987
The Asset Allocation Portfolios include:
	HighMark Income Plus Allocation Fund	October 12, 2004
	HighMark Growth & Income Allocation Fund	October 12, 2004
	HighMark Capital Growth Allocation Fund	October 12, 2004
	HighMark Diversified Equity Allocation Fund	November 15, 2006

For ease of reference, this SAI sometimes refers to the different categories of Funds as the “Equity Funds,” the “Fixed-Income Funds,” the “Money Market Funds” and the “Asset Allocation Portfolios.”

As described in the Prospectuses, the Funds have been divided into as many as six classes of shares (designated Class A, Class B and Class C Shares (collectively “Retail Shares”), Class S Shares, Class M Shares and Fiduciary Shares) for purposes of HighMark Funds’ Distribution Plans and Shareholder Servicing Plans, which Distribution Plans apply only to such Funds’ Retail Shares and Class S Shares. Retail Shares, Class S Shares, Class M Shares and Fiduciary Shares are sometimes referred to collectively as “Shares.” Holders of Shares are sometimes referred to in this SAI collectively as “shareholders.”

Much of the information contained in this SAI expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in Shares of a Fund should be made without first reading that Fund’s Prospectus for such Shares.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

The following investment strategies supplement the investment objectives and policies of each Fund as set forth in the respective Prospectus for that Fund.

1. Equity Securities. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks or, for even smaller companies, microcap companies or microcap stocks, may be especially sensitive to these factors. To the extent a Fund invests in equity securities, that Fund’s Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations. Changes in interest rates may also affect the value of equity securities in market sectors that are considered interest rate sensitive, such as the finance sector.

2. Initial Public Offerings. Certain Funds may invest in initial public offerings (“IPOs”), including secondary offerings of newly public companies. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned public companies. Many IPOs are made by smaller firms with less experienced management, limited product lines, undeveloped markets and limited financial resources. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the concepts involved are generally unproven, the companies have little or no track record, and they are more vulnerable to competition, technological advances and changes in market and economic conditions. For foreign IPOs, the risks may be more significant when combined with the risks of investing in non-U.S. markets, including emerging markets.

3. Debt Securities. The Funds may invest in debt securities within the four highest rating categories assigned by a nationally recognized statistical rating organization (“NRSRO”) and comparable unrated securities. As discussed under “High Yield Securities,” certain Funds may also invest in high yield securities. Securities rated BBB by Standard & Poor’s (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Should subsequent events cause the rating of a debt security purchased by a Fund to fall below the fourth highest rating category, HighMark Capital Management, Inc. (“HCM”, and, collectively with the Funds’ sub-advisers, the “Adviser”) will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would a Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

Depending upon prevailing market conditions, a Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity.

From time to time, the equity and debt markets may fluctuate independently of one another. In other words, a decline in equity markets may in certain instances be offset by a rise in debt markets, or vice versa. As a result, the Balanced Fund, with its balance of equity and debt investments, may entail less investment risk (and a potentially smaller investment return) than a mutual fund investing primarily in equity securities.

4. Convertible Securities. Consistent with its objective, policies and restrictions, each Equity Fund and each Asset Allocation Portfolio may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Convertible bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities.

Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates.

Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

The Funds will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by an NRSRO or is not rated but is determined to be of comparable quality by the Adviser.

5. Asset-Backed Securities (non-mortgage). Consistent with their investment objectives, policies and restrictions, certain Funds may invest in asset-backed securities. Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

The purchase of non-mortgage asset-backed securities raises risk considerations particular to the financing of the instruments underlying such securities. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates, and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Funds may invest in other asset-backed securities that may be developed in the future.

6. Bank Instruments. Consistent with its investment objective, policies, and restrictions, each Fund (other than the U.S. Government Money Market Fund, the Treasury Plus Money Market Fund, the 100% U.S. Treasury Money Market Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund) may invest in bankers’ acceptances, certificates of deposit and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits (“ETDs”), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits (“CTDs”), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation (“FDIC”).

Although the Diversified Money Market Fund maintains a diversified portfolio, there are no limitations on its ability to invest in domestic certificates of deposit, bankers’ acceptances and other bank instruments. Extensive investments in such instruments may result in concentration of securities in the financial services industry. Domestic certificates of deposit and bankers’ acceptances include those issued by domestic branches of foreign banks to the extent permitted by the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) staff. These rules and regulations currently permit U.S. branches of foreign banks to be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

7. Commercial Paper and Variable Amount Master Demand Notes. Consistent with its investment objective, policies and restrictions, each Fund may invest in commercial paper (including Section 4(2) commercial paper) (other than the 100% U.S. Treasury Money Market Fund) and variable amount master demand notes (other than the 100% U.S. Treasury Money Market Fund and the Treasury Plus Money Market Fund). Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less. These investments may include Canadian Commercial Paper (“CCP”), which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

8. Lending of Portfolio Securities. In order to generate additional income, each Fund (other than the 100% U.S. Treasury Money Market Fund) may lend its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive at least 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the lending agent, with oversight by the Adviser, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. Cash collateral received by a Fund will be invested according to the guidelines approved for HighMark Funds. Current permissible investments include securities issued by or fully guaranteed as to principal and interest by the U.S. government; securities issued by agencies, instrumentalities, sponsored agencies or enterprises of the U.S. government; high-quality commercial paper (including asset-backed commercial paper); high quality variable rate master notes; shares of registered investment companies; and certain other high-quality investments. The cash collateral guidelines, including the list of permissible investments, may be amended from time to time by HighMark Funds.

A Fund (other than the 100% U.S. Treasury Money Market Fund) may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund’s total assets. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and a Fund will call loans, vote proxies, or otherwise obtain rights to vote or consent if the Fund has knowledge that a material event affecting the investment is to occur and it is determined to be in the best interests of the Fund to recall the securities and vote the proxies even at the cost of foregoing the incremental revenue that could be earned by keeping the securities on loan.

9. Repurchase Agreements. Securities held by each Fund (other than the 100% U.S. Treasury Money Market Fund) may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund will deal with financial institutions such as member banks of the FDIC having, at the time of investment, total assets of $100 million or more and with registered broker-dealers that the Adviser deems creditworthy under guidelines approved by HighMark Funds’ Board of Trustees (the “Board of Trustees”). Under a repurchase agreement, the seller agrees to repurchase the securities at a mutually agreed-upon date and price, and the repurchase price will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 100% of the repurchase price (including accrued interest) and the custodian, with oversight by the Adviser, will monitor the collateral’s value daily and initiate calls to request that collateral be restored to appropriate levels. In addition, securities subject to repurchase agreements will be held in a segregated custodial account.

If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement or the Fund’s disposition of the underlying securities was delayed pending court action. Additionally, although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by the seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees believes that, under the regular procedures normally in effect for custody of a Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by HighMark Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

10. Reverse Repurchase Agreements. Each Fund (other than the 100% U.S. Treasury Money Market Fund) may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund’s investment objective, fundamental investment restrictions and non-fundamental policies. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund (other than the Treasury Plus Money Market Fund) intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high-quality debt securities consistent with the Fund’s investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

11. U.S. Government Obligations. With the exception of the 100% Treasury Money Market Fund, which may invest only in direct U.S. Treasury obligations, each Fund may, consistent with its investment objective, policies, and restrictions, invest in obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Federal Farm Credit Banks are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the applicable Fund’s net asset value (“NAV”). Because the magnitude of these fluctuations will generally be greater at times when a Fund’s average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding, longer-term securities.

For information concerning mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, see “Mortgage-Related Securities” below.

12. Mortgage-Related Securities. Mortgage-related securities represent interests in pools of mortgage loans assembled for sale to investors. Mortgage-related securities may be assembled and sold by certain governmental agencies and may also be assembled and sold by nongovernmental entities such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of “locking in” interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

Adjustable rate mortgage securities (“ARMS”) are pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMS provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA’s, Fannie Mae’s or Freddie Mac’s (as defined below) fees and any applicable loan servicing fees).

There are a number of important differences both among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities themselves. Mortgage-related securities issued by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”). GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA’s guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA’s guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”). Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Until September 2008, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. The mortgage-related securities issued by Fannie Mae and Freddie Mac contain guarantees as to timely payment of interest and principal but are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”). The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated; whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship; or what their respective business structures will be during or following the conservatorship. Fannie Mae and Freddie Mac are dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses. Fannie Mae and Freddie Mac also receive substantial support from the Federal Reserve, which may cease at any time. In addition, the U.S. Treasury took certain temporary actions in connection with the conservatorship, including entering into preferred stock purchase agreements (each, a “PSPA”) with each of Fannie Mae and Freddie Mac under which, if the FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between the company’s liabilities and the company’s assets. Each PSPA was initially limited in amount to $100 billion but was increased in December 2009 to a flexible cap that commits the U.S. Treasury to the greater of $200 billion or $200 billion plus the amount of any losses in net worth of either entity over the next three years.

FHFA, as conservator or receiver for Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or, if it is later appointed as receiver for Fannie Mae or Freddie Mac, as receiver were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae or Freddie Mac’s assets available therefor.

In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae and Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

On February 18, 2009, the Obama administration announced the Making Home Affordable Plan (formerly, the Homeowner Affordability and Stability Plan). Among the provisions were the following: (i) an initiative to allow mortgages currently owned or guaranteed by Fannie Mae and Freddie Mac to be refinanced without obtaining additional credit enhancement beyond what is already in place for that loan and (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders, and homeowners. To the extent that servicers and borrowers of Fannie Mae and Freddie Mac participate in these programs in large numbers, it is likely that the costs incurred by Fannie Mae and Freddie Mac associated with modifications of loans, servicer and borrower incentive fees, and the related accounting impacts will be substantial.

Although some of these programs are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac, no assurance can be given that the U.S. Treasury initiatives discussed above will be successful. The obligations of Fannie Mae and Freddie Mac are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than Fannie Mae and Freddie Mac.

Collateralized mortgage obligations (“CMOs”) represent securities issued by a private corporation or a U.S. government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate (“LIBOR”). Each Fund may purchase fixed,

adjustable, or “floating” rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

Securities such as mortgage-backed securities and CMOs will have greater price volatility than other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, the prices of mortgage-related securities may not rise with a decline in interest rates. Mortgage-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

Real estate mortgage investment conduits (“REMICs”) are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

As indicated in the Prospectuses, the Funds may, consistent with each such Fund’s investment objective and policies, invest in Ginnie Maes and in mortgage-related securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities or those issued by nongovernmental entities.

As indicated in the Prospectuses, the Diversified Money Market Fund, the U.S. Government Money Market Fund and the California Tax-Free Money Market Fund may each invest in Ginnie Maes. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios may also, consistent with each such Fund’s investment objective and policies, invest in Ginnie Maes and in mortgage-related securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities or those issued by nongovernmental entities. In addition, the Fixed-Income Funds, the Asset Allocation Portfolio and the Balanced Fund may invest in CMOs and REMICs.

13. Adjustable Rate Notes. Consistent with its investment objective, policies and restrictions, each Fund (other than the 100% U.S. Treasury Money Market Fund) may invest in “adjustable rate notes,” which include variable rate notes and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost; the degree to which a variable rate note’s market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note’s interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such notes will be subject to a Fund’s non-fundamental 15% (5% in the case of the Money Market Funds) limitation governing investments in “illiquid” securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund’s demand. See “Investment Restrictions” below.

Maturities for variable and adjustable rate notes held in the Money Market Funds will be calculated in compliance with the provisions of Rule 2a-7, as it may be amended from time to time.

As used above, a note is “subject to a demand feature” where the Fund is entitled to receive the principal amount of the note either at any time on not more than thirty days’ notice or at specified intervals, not exceeding 397 days and upon not more than thirty days’ notice.

14. Municipal Securities. The Wisconsin Tax-Exempt Fund may acquire municipal securities. The California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund invest at least 80% of their net assets in municipal securities of varying maturities, which are rated in one of the four highest rating categories by at least one NRSRO or are determined by the Adviser to be of comparable quality. The California Tax-Free Money Market Fund invests only in municipal securities with remaining effective maturities of 397 days or less, and which, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO or are determined by the Adviser to be of comparable quality.

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and public entities. In addition, private activity bonds that are issued by or on behalf of public agencies to finance privately operated facilities are included in the definition of municipal securities so long as they meet certain qualifications outlined in the Internal Revenue Code of 1986, as amended (the “Code”). In general, in order to qualify as a municipal security, a private activity bond must fall into one of the following categories: (i) exempt facility bonds (i.e., bonds issued to finance certain qualifying facilities, including airports, docks, water and sewage facilities, affordable rental housing, certain hazardous waste facilities, and certain transportation facilities); (ii) qualified mortgage bonds (i.e., bonds issued to finance single family projects and certain other residential projects, including housing for veterans); (iii) qualified small issue bonds (issuers are limited to $10,000,000 aggregate issuance); (iv) qualified student loan bonds; (v) qualified redevelopment bonds (i.e., bonds issued to finance projects for purposes of redevelopment in designated blighted areas); and (vi) qualified 501(c)(3) bonds (i.e., bonds issued for the benefit of qualified nonprofit corporations). In addition, the federal government imposes a volume cap each year that limits the aggregate amount of qualified private activity bonds other than qualified 501(c)(3) bonds that each issuing authority may issue.

As described in the Prospectuses, the two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. In general, only general obligation bonds are backed by the full faith and credit and general taxing power of the issuer. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer or other entity whose financial resources are supporting the municipal securities, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality; municipal securities with the same maturity, interest rate and rating(s) may have different yields, while municipal securities of the same maturity and interest rate with a different rating(s) may have the same yield.

In addition, municipal securities may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Certain municipal securities are secured by revenues from municipal leases or installment purchase agreements (referred to as “certificates of participation” or “COPs”). COPs typically provide that the public obligor has no obligation to make lease or installment payments in future years unless the public obligor has use and possession of the leased property. While the risk of non-appropriation is inherent to COP financing, this risk is mitigated by the Fund’s policy to invest in COPs that are rated at a minimum rating of Baa3 by Moody’s Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Corporation (“S&P”), or if not rated, determined to be of comparably high quality by the Adviser.

Municipal securities also include community facilities district (so-called “Mello-Roos”) and assessment district bonds, which are usually unrated instruments issued by or on behalf of specially-formed districts to finance the building of roads, sewers, water facilities, schools and other public works and projects that are primarily secured by special taxes or benefit assessments levied on property located in the district. Some of these bonds cannot be rated because (i) the tax or assessment is often the obligation of a single developer in a to-be-built residential or commercial project, (ii) there are a limited number of taxpayers or assesses or (iii) the issues are deemed too small to bear the additional expense of a rating. The purchase of these bonds is based upon the Adviser’s determination that it is suitable for the Fund.

Municipal securities may also include, but are not limited to, short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, and other forms of short-term tax-exempt securities. These instruments are issued in anticipation of the public obligor’s receipt of taxes, fees, charges, revenues or subventions, the proceeds of future bond issues, or other revenues.

An issuer’s obligations with respect to its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes or otherwise raise revenues. Certain of the municipal securities may be revenue securities and dependent on the flow of revenue, generally in the form of fees and charges. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions, including a decline in property value or a destruction of property due to natural disasters or acts of war.

In addition, in accordance with its investment objective, each Fund may invest in private activity bonds, which may constitute municipal securities depending upon the federal income tax treatment of such bonds. Such bonds are usually revenue bonds because the source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power, if any, of the issuer in normal circumstances will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy and similar debtor’s rights, as well as other exceptions similar to those described above. Moreover, the Funds may invest in obligations secured in whole or in part by a mortgage or deed of trust on real property. Some jurisdictions may limit the remedies of a creditor secured by a deed of trust, including California, as discussed below.

Certain municipal securities in which the Funds may invest may be obligations that are secured in whole or in part by a mortgage or deed of trust on real property. California has certain statutory provisions, embellished by decisional law, that limit the remedies of a creditor secured by a deed of trust. Some of the provisions generally bar a creditor from obtaining a deficiency judgment for such secured obligations based either on the method of foreclosure or the type of debt secured. Other antideficiency provisions limit a creditor’s deficiency based on the value of the real property security at the time of the foreclosure sale. Another statutory provision, commonly known as the “one-action” rule, has two aspects, an “affirmative defense” aspect and a “sanction” aspect. The “affirmative defense” aspect limits creditors secured by real property to a single action to enforce the obligation (e.g., a collection lawsuit or setoff) and under the related “security-first principle,” requires the creditor to foreclose on the security before obtaining a judgment or other enforcement of the secured obligation. Under the “sanction” aspect, if the creditor secured by a lien on real property violates the one-action rule, the creditor loses its lien and, in some instances, the right to recover on the debt. Under the statutory provisions governing judicial foreclosures, the debtor has the right to redeem the title to the property for up to one year following the foreclosure sale.

Upon the default under a deed of trust with respect to California real property, a creditor’s nonjudicial foreclosure rights under the power of sale contained in the deed of trust are subject to certain procedural requirements whereby the effective minimum period for foreclosing on a deed of trust is generally 121 days after the initial default. Such foreclosure could be further delayed by bankruptcy proceedings initiated by the debtor. Such time delays could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of deeds of trust securing an issuer’s obligations. Following a creditor’s non-judicial foreclosure under a power of sale, no deficiency judgment is available. This limitation, however, does not apply to recoveries for bad faith waste, certain kinds of fraud and pursuant to environmental indemnities. This limitation also does not apply to bonds authorized or permitted to be issued by the Commissioner of Corporations, or which are made by a public utility subject to the Public Utilities Act.

Certain municipal securities in which the Funds invest may be obligations that finance affordable residential housing development. Continuing compliance by the owner of the project with certain tenant income and rental restrictions is generally necessary to ensure that the municipal securities remain tax-exempt.

Certain municipal securities in which the Funds invest may be obligations that finance the acquisition of mortgages for low- and moderate-income single family homebuyers. These obligations may be payable solely from revenues derived from home loans secured by deeds of trust and may be subject to state limitations applicable to obligations secured by real property. For example, under California anti-deficiency legislation, there is usually no personal recourse against a borrower of a dwelling of no more than four units, at least one of which is occupied by such a borrower, where the dwelling has been purchased with the loan that is secured by the deed of trust, regardless of whether the creditor chooses judicial or nonjudicial foreclosure. In the event that this purchase money anti-deficiency rule applies to a loan secured by a deed of trust, and the value of the property subject to that deed of trust has been substantially reduced because of market forces or by an earthquake or other event for which the borrower carried no insurance, upon default, the issuer holding that loan nevertheless would generally be entitled to collect no more on its loan than it could obtain from the foreclosure sale of the property.

The Funds, in accordance with their investment objective, may also invest indirectly in municipal securities by purchasing the shares of tax-exempt money market mutual funds. Such investments will be made solely for the purpose of investing short-term cash on a temporary tax-exempt basis and only in those funds with respect to which the Adviser believes with a high degree of certainty that redemption can be effected within seven days of demand. Additional limitations on investments by the Funds in the shares of other tax-exempt money market mutual funds are set forth under “Investment Restrictions” below.

The Funds may invest in municipal obligations that are payable solely from the revenues of hospitals and other health care institutions, although the obligations may be secured by the real or personal property of such institutions. Certain provisions under federal and state law may adversely affect such revenues and, consequently, payment on those municipal securities.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from gross income for federal income tax purposes or from state personal income taxes are rendered at the time of issuance by legal counsel selected by the public issuer and purportedly experienced in matters relating to the validity of and tax exemption of interest payable with respect to municipal securities issued by states and their political sub-divisions. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

Investments in California Municipal Securities by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. The following information is a general summary, based on published statements of the California State Treasurer, intended to give a recent historical description, and is not a discussion of any specific factors that may affect any particular issuer of California municipal securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California.

Because each of these California Funds expects to invest substantially all of its assets in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of California municipal securities, including national and local political, economic, social, environmental, and regulatory policies and conditions. The Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by a local California issuer may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations.

General Economic Factors

California’s economy is the largest of the 50 states and one of the largest in the world. The State’s General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales tax revenue. Since the start of 2008, the State has been experiencing the most significant economic downturn and financial pressure since the Great Depression of the 1930s.

Taxable sales fell sharply in the first half of 2009. This is the first year-to-year decline in the statewide total since the State began keeping records in 1933. The weak economy resulted in a dramatic reduction in State tax revenues over the last two years, and the sharp drop in revenues at the start of the 2008-09 fiscal year resulted in a significant depletion of cash resources to pay the State’s obligations, requiring the State to first defer certain payments, and then issue registered warrants in order to manage its cash resources.

The rate of unemployment in the State exceeds the national rate and, according to the California Department of Finance, increased during the first quarter of 2010, while the national rate decreased slightly.

Credit and Rating History

California has always paid the principal of and interest on its general obligations bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

The current ratings of the State’s general obligation bonds are “Baa1” from Moody’s Investor Service, “A” from Standard & Poor’s (“S&P”) and “BBB” from Fitch. Any revisions or withdrawal of a credit rating could have an adverse effect on the market price and liquidity of bonds offered by the State of California.

Recent Financial Results and Obligations

As a result of continuing weakness in the State economy, State tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls. The Legislature and the Governor have had to adopt three major budget plans, covering both the 2008-09 and 2009-10 fiscal years, in less than 11 months, in response to continuing deterioration in the State’s fiscal condition. The State’s financial plan continues to be based on a number of assumptions which may not be realized, and further budgetary actions may be needed to maintain a positive balance for the State’s General Fund at the end of the 2009-10 fiscal year.

As part of the 2006-07 budget, the Governor introduced a Strategic Growth Plan which included $222 billion in infrastructure investments over ten years and relied heavily on general obligation bonds for funding. In 2006, voters approved $42.7 billion in general obligation bonds under this plan. There are a total of $48.1 billion of new general obligation bond measures proposed to augment the existing funds for the Strategic Growth Plan through 2016. Voters in the 2008 election approved a general obligation bond for $9.95 billion to finance a high speed rail project that was under this proposal. Additional new general obligation bonds under this proposal will be put before voters in the 2010 election.

The sharp drop in revenues over the last two fiscal years has also resulted in a significant depletion of cash resources to pay the State’s obligations. For a period of one month, in February 2009, the State deferred making certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. Full payments resumed in March 2009, and the State was able to pay all its obligations through June 30, 2009, including repayment of $5.5 billion of 2008-09 revenue anticipation notes. However, by July 2009, the State’s cash resources had dwindled so far that, commencing July 2, 2009, the State Controller began to issue registered warrants for certain lower priority obligations in lieu of warrants which could be immediately cashed. The registered warrants, the issuance of which did not require the consent of the recipients thereof, bore interest. With enactment of the Amended 2009 Budget Act in late July 2009, and the ability to issue $1.5 billion of interim 2009-10 revenue anticipation notes, the State has been able to call all its outstanding registered warrants for redemption on September 4, 2009. The issuance of State registered warrants this year was only the second time the State has issued state registered warrants to such types of state creditors since the 1930s.

Limitations on Taxes, Other Charges and Appropriations

California’s ability to raise revenues and reduce expenditures to the extent necessary to balance the budget for any year depends upon numerous factors, including economic conditions in the State and the nation, and the accuracy of the State’s revenue predictions. Additionally, the impact of budgetary restrictions imposed by voter-passed initiatives has affected the budget process. Proposition 58, also known as the Balanced Budget Amendment, places additional constraints on the budget process and the State’s ability to raise revenue by requiring the State to enact a balanced budget and establish a special reserve and by restricting future borrowing to cover budget deficits. Additionally, Proposition 1A, approved in 2004, limits the Legislature’s power over local revenue sources, and Proposition 1A, approved in 2006, limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.

The ability of the State of California and its political subdivisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California State and municipal issuers to pay interest or repay principal on their obligations.

Certain of the securities in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. Article XIII A of the California Constitution, adopted by the voters in 1978, limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property and other taxes.

Article XIII B of the California Constitution, adopted in 1979, limits spending by State and local governments. Article XIII B generally limits the amount of the appropriations of the State and of local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population, and the services that the government entity is financially responsible for providing. To the extent that the “proceeds of taxes” of the State or a local government exceed its “appropriations limit,” the excess revenues must be rebated. One of the exclusions from these limitations for any entity of government is the debt service costs of bonds existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved by the voters. Although Article XIII B states that it shall not “be construed to impair the ability of the State or of any local government to meet its obligations with respect to existing or future bonded indebtedness,” concern has been expressed with respect to the combined effect of such constitutionally imposed spending limits on the ability of California State and local governments to utilize bond financing.

Article XIII B was modified substantially by Propositions 98 and 111 of 1988 and 1990, respectively. These initiatives changed the State’s Article XIII B appropriations limit to require that the State set aside a prudent reserve fund for public education and guarantee a minimum level of State funding for public elementary and secondary schools as well as community colleges. Such guaranteed spending has often been cited as one of the causes of the State’s budget problems.

Articles XIII C and XIII D, each adopted in 1996, limit the ability of local governments to impose or increase taxes. Under these provisions, majority approval by the local electorate is required to impose or increase any general tax, and two-thirds approval is required to impose or increase any specific tax. Additionally, the ability of local agencies to levy taxes is restricted. The effect of these provisions is to decrease the fiscal flexibility of local governments.

The effect of Article XIII A, Article XIII B and other constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest on and principal of their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected).

Other Considerations

From time to time legislation may be introduced or litigation may arise that would change the tax treatment of tax-exempt interest. Such litigation or legislation may have the effect of raising the State or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisers for the current law on tax-exempt interest. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

It is not possible to predict the future impact of voter initiatives, State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future. Furthermore, the State is involved in certain legal proceedings that could require the State to make significant future expenditures or could substantially impair revenues if such proceedings result in unfavorable decisions for the State.

Numerous factors may adversely affect the State and municipal economies. For example, limits on federal funding could result in the loss of federal assistance otherwise available to the State. In addition, it is impossible to predict the time, magnitude, or location of a natural or other catastrophe, such as a major earthquake, fire or flood, or its effect on the California economy. The possibility exists that a natural disaster such as an earthquake could create a major dislocation of the California economy.

Legislation has been introduced from time to time regarding the California state personal income tax status of interest paid on municipal securities issued by the State of California and its local governments and held by investment companies such as the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. The Funds cannot predict what legislation relating to California municipal securities, if any, may be proposed in the future or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of California municipal securities generally, as well as the availability of California municipal securities issued by the State of California and its local governments specifically, for investment by the Funds and the liquidity and value of their portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

The Funds’ concentration in California municipal securities provides a greater level of risk than funds that are diversified across numerous states and municipal entities.

15. Wisconsin Tax-Exempt Fund – Taxable Obligations. For temporary or liquidity purposes, the Wisconsin Tax-Exempt Fund may invest in taxable obligations. Under normal market conditions, no more than 20% of the Fund’s income distributions during any year will be includable in gross income for purposes of federal income tax or Wisconsin personal income tax. However, for temporary defensive purposes, the Fund may invest without limitation in taxable obligations. Taxable obligations might include:

•	Obligations of the U.S. government, its agencies or instrumentalities

•	Other debt securities rated within one of the two highest rating categories by either Moody’s or S&P

•	Commercial paper rated in the highest rating category by either Moody’s or S&P

•	Certificates of deposit, time deposits and bankers’ acceptances of domestic banks which have capital, surplus and undivided profits of at least $100 million

•	High-grade taxable municipal bonds

•	Repurchase agreements with respect to any of the foregoing instruments and

•	Cash

While the Fund is permitted to engage in these temporary defensive strategies, it is not required to do so. Prevailing market conditions could make it impossible for the Fund to do so. Also, these defensive strategies could hamper the Fund’s ability to achieve its investment objective.

16. Tax-Exempt Obligations. As used in this SAI, the term “tax-exempt obligations” refers to debt obligations issued by or on behalf of a state or territory of the United States or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income tax (except, in certain instances, the alternative minimum tax, depending upon the shareholder’s tax status) and generally from personal income tax in the state of issuance.

Obligations of issuers of tax-exempt obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the issuer’s ability to generate tax revenues. There is also the possibility that, as a result of litigation or other conditions, the authority or ability of an issuer to pay, when due, the principal of and interest on its tax-exempt obligations may be materially affected.

From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on tax- exempt obligations, some of which have been enacted. Additional proposals may be introduced or litigation may arise in the future which could change the tax treatment of interest on tax-exempt obligations and affect the availability of tax-exempt obligations for investment by the Fund and the value of securities held by the Fund. In such event, management of the Fund may discontinue the issuance of Shares to new investors and may re-evaluate the Fund’s investment objective and policies and adopt and implement possible changes to them and the investment program of the Fund.

Investments in Tax-Exempt Obligations of Wisconsin. The following information is a general summary intended to give a recent historical description, and is not a discussion of any specific factors that may affect any particular issuer of Wisconsin tax-exempt obligations. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of Wisconsin.

Wisconsin’s economy, although fairly diverse, is concentrated in the manufacturing, services and trade sectors and is influenced by the vast supply of resources in the State. This diversification has traditionally helped the State’s economy to outperform the national economy. The State’s annual unemployment rate over the last 10 years has been similar to the national average. In recent years, the Wisconsin economy, like the rest of the nation, has slowed considerably, with limited or no growth in employment, personal income, consumer spending or business investment. As is the case with many states, Wisconsin faces challenges in balancing its budget. Future budgets may require additional taxes and a reduction in the amount of revenue the state allocates to local municipalities. A soft economy coupled with the prospect of lower revenue and assistance for municipalities could impact the value of the tax-exempt obligations in the Fund’s portfolio.

Investments in Tax-Exempt Obligations of Puerto Rico, Guam and U.S. Virgin Islands. From time to time the Wisconsin Tax-Exempt Fund may invest a significant portion of its assets in tax-exempt obligations issued by or on behalf of Puerto Rico, Guam, U.S. Virgin Islands, American Samoa or the Northern Mariana Islands or their respective agencies or instrumentalities. Accordingly, it will be susceptible to a number of complex factors affecting the issuers of Puerto Rico, Guam, U.S. Virgin Islands, American Samoa and the Northern Mariana Islands Securities, including political, economic, social, environmental, and regulatory policies and conditions. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Puerto Rico, Guam, U.S. Virgin Islands, American Samoa and the Northern Mariana Islands Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

Puerto Rico Economy. Once primarily supported by agriculture, Puerto Rico’s economy now has a diverse manufacturing base and one of the most dynamic economies in the Caribbean region. Principal industries include pharmaceuticals, chemicals, machinery, electronics, apparel, food products and tourism. Most of Puerto Rico’s debt is issued by the major public agencies that are responsible for many of its public functions, such as water, wastewater, highways, telecommunications, education and public construction.

Guam Economy. Guam, the westernmost territory of the U.S., is located southwest of Hawaii and southeast of Japan. Tourism and, to a lesser extent, the U.S. military contribute significantly to Guam’s economy. A decrease in U.S. operations or tourism, or natural disasters, could lead to economic instability and volatility in the Guam municipal securities markets. Public sector employment in Guam is significant, with a large concentration of the labor force working for the local government or in federal jobs. The rest of the labor force works in the private sector. Major private sector employment categories include construction, trade and services.

U.S. Virgin Islands Economy. The U.S. Virgin Islands, a territory of the United States, is located in the Caribbean Sea and Atlantic Ocean. The U.S. Virgin Islands consists of dozens of islands, most notably the islands of Saint Croix, Saint John and Saint Thomas. Tourism is the primary economic activity of the U.S. Virgin Islands, followed by manufacturing which includes petroleum refining, electronics, rum distilling, watch assembly, textiles and pharmaceuticals. The economy of the U.S. Virgin Islands is also dependent to a significant extent on grants from the federal government. International business and financial services are a small but growing component of the economy. A decrease in tourism or manufacturing, or natural disasters, could lead to economic instability and volatility in the U.S. Virgin Islands municipal securities market.

American Samoa Economy. American Samoa is part of the Samoan Islands chain in the South Pacific Ocean and is the southernmost territory of the United States. The population of American Samoa is approximately 65,000, most of whom live on the largest island of Tutuila.

The economy of American Samoa relies on funding from the U.S. government. The largest private sector of the economy is tuna fishing and tuna canning.

Northern Mariana Islands. The Northern Mariana Islands, located in the western Pacific Ocean, consists of 15 islands with a total population of approximately 80,000. The Northern Mariana Islands’ economy relies on funding from the U.S. government. The Northern Mariana Islands’ economy also relies on tourism, garment manufacturing, construction and agriculture, among others.

17. Puts. The California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may acquire “puts” with respect to the municipal securities held in their respective portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. These Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

The amount payable to a Fund upon its exercise of a “put” is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount (“OID”) during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by a Fund to facilitate the liquidity of the Fund’s portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund’s assets at a rate of return more favorable than that of the underlying security. Under certain circumstances, puts may be used to shorten the maturity of underlying adjustable rate notes for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the California Tax-Free Money Market Fund’s assets pursuant to Rule 2a-7 under the 1940 Act.

A Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

18. Shares of Investment Companies. Each Fund (other than the 100% U.S. Treasury Money Market Fund) may invest in the securities of other investment companies (including exchange traded funds) to the extent permitted by the 1940 Act or pursuant to an exemption therefrom. Currently, the 1940 Act permits a Fund to invest up to 5% of its total assets in the shares of any one investment company, but it may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other investment companies (these restrictions do not apply to the Asset Allocation Portfolios or to those Funds that may sweep cash into other investment companies). Additional restrictions on the Funds’ investments in the securities of a money market mutual fund are set forth under “Investment Restrictions” below.

Investments by the California Tax-Free Money Market Fund in the shares of other tax-exempt money market mutual funds are described under “Municipal Securities” above.

Exchange-traded funds (“ETFs”) are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts (“UITs”). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An “index-based ETF” seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

19. When-Issued Securities and Forward Commitments. Each Fund may enter into forward commitments or purchase securities on a “when-issued” basis, which means that the securities will be purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities and no interest accrues on the securities until they are received by the Fund. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a “when-issued” basis may increase the risk of fluctuations in a Fund’s NAV.

When a Fund agrees to purchase securities on a “when-issued” basis or enter into forward commitments, HighMark Funds’ custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund’s commitment.

The Funds expect that commitments to enter into forward commitments or purchase “when-issued” securities will not exceed 25% of the value of their respective total assets under normal market conditions; in the event any Fund exceeds this 25% threshold, the Fund’s liquidity and the Adviser’s ability to manage it might be adversely affected. In addition, the Funds do not intend to purchase “when-issued” securities or enter into forward commitments for speculative or leveraging purposes but only in furtherance of such Fund’s investment objective.

20. Zero-Coupon Securities. Consistent with its objectives, a Fund may invest in zero-coupon securities, which are debt securities that do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities that are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Fixed-Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation’s “adjusted issue price” (the original issue price plus OID accrued to date) and the holder’s purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

21. Options (Puts and Calls) on Securities. Each Equity Fund, each Fixed-Income Fund and each Asset Allocation Portfolio may buy options (puts and calls), and write call options on a covered basis. Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

There are risks associated with such investments, including the following: (1) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

22. Covered Call Writing. Each Equity Fund, each Fixed-Income Fund and each Asset Allocation Portfolio may write covered call options from time to time on such portion of its assets, without limit, as the Adviser determines is appropriate in seeking to obtain its investment objective. A Fund will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the value of the security rises, the Fund may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, which requires the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund will realize a short term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.
The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period or will own the right to acquire the underlying security at a price equal to or below the option’s strike price. Unless a closing purchase transaction is effected the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

23. Purchasing Call Options. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option. The Funds may sell, exercise or close out positions as the Adviser deems appropriate.

24. Purchasing Put Options. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios may purchase put options to protect their portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

25. Options and Futures.

Options in Stock Indices. The Equity Funds and the Asset Allocation Portfolios may engage in options on stock indices. A stock index assigns relative values to the common stock included in the index with the index fluctuating with changes in the market values of the underlying common stock.

Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return of the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index, such as the S&P 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges among others: the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), the NYSE Amex Equities (formerly, the American Stock Exchange) and the London Stock Exchange.

A Fund’s ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund’s portfolio securities. Since a Fund’s portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of a Fund’s total assets.

Risk Factors in Options Transactions. The successful use of options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly.

When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Although a Fund will take an option position only if the Adviser believes there is liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund’s ability to realize its profits or limit its losses.

Disruptions in the markets for securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (OCC) or other options markets, such as the London Options Clearing House, may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted.

If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.

Futures Contracts and Related Options. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges, or over the counter as long as the underlying security or the securities represented by the future or index are permitted investments of the Fund. Futures and options can be combined with each other in order to adjust the risk and return parameters of a Fund. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios may enter into futures contracts, typically related to capital market indices or specific financial securities.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. Purchasing a futures contract creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. In certain cases, financial futures are settled in cash and therefore do not settle in delivery of the actual underlying commodity. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on the commodity exchange or boards of trade, known as “contract markets,” approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures traded on non-U.S. exchanges are governed by similar local agencies and approved for use by the CFTC for U.S. investors.

Although futures contracts call for actual delivery or acceptance of a commodity or security, financial contracts are usually settled in cash or closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Similarly, the closing out of a futures contract purchase is effected by the purchaser’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Settlement of a futures contract does not require exchange of funds based on a price paid or received upon purchase or sale, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities or other acceptable securities as specified by the specific futures contract. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called “variation margin,” are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to market.” Gains and losses on futures contracts are therefore recognized on a daily basis.

A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate an exposure or hedge position held by the Fund. Such closing transactions involve additional commission costs.

In addition, to the extent consistent with their investment objectives and policies, the Funds may invest in currency futures contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Futures contracts are designed by and traded on exchanges. A Fund would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in the controlling regulations.

At the maturity of a futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin, as described below.

The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Funds’ securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund’s investment strategy.

When the Adviser believes that the currency of a particular country may suffer a significant decline against another currency, a Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. A Fund may realize a gain or loss from currency transactions.

The Funds will claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, will not be subject to registration or regulation as a pool operator under that Act.

Options on Securities’ Futures Contracts. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios will enter into written options on securities’ futures contracts only when, in compliance with the SEC’s requirements, cash or equivalents equal in value to the securities’ value (less any applicable margin deposits) have been deposited in a segregated account of the Fund’s custodian. A Fund may purchase and write call and put options on the futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his or her position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Aggregate initial margin deposits for futures contracts (including futures contracts on securities, indices and currency) and premiums paid for related options may not exceed 5% of a Fund’s total assets.

Risk of Transactions in Securities’ Futures Contracts and Related Options. Successful use of securities’ futures contracts by a Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Index Futures Contracts. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective, and may purchase and sell options on such index futures contracts. A Fund will not enter into any index futures contract for the purpose of speculation, and will only enter into contracts traded on securities exchanges with standardized maturity dates.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contracts and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into index futures contracts. When a Fund purchases or sells an index futures contract, it is required to make an initial margin deposit in the name of the futures broker and to make variation margin deposits as the value of the contract fluctuates, similar to the deposits made with respect to futures contracts on securities. Positions in index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such index futures contracts. The value of the contract usually will vary in direct proportion to the total face value.

A Fund’s ability to effectively utilize index futures contracts depends on several factors. First, it is possible that there will not be a perfect price correlation between the index futures contracts and their underlying index. Second, it is possible that a lack of liquidity for index futures contracts could exist in the secondary market, resulting in the Fund’s inability to close a futures position prior to its maturity date. Third, the purchase of an index futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. In order to avoid leveraging and related risks, when a Fund purchases an index futures contract, it will collateralize its position by depositing an amount of equity securities, cash or cash equivalents, equal to the market value of the index futures positions held, less margin deposits, in a segregated account with the Fund’s custodian. Collateral equal to the current market value of the index futures position will be maintained only on a daily basis.

The extent to which a Fund may enter into transactions involving index futures contracts may be limited by tax considerations.

Options on Index Futures Contracts. Options on index futures contracts are similar to options on securities except that options on index futures contracts gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium.

General Characteristics of Currency Futures Contracts. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.

Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin,” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund’s position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

Tax Considerations. Investments in futures and options may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

26. Foreign Investment. Certain of the Funds may invest in obligations of securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of

U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in CCP, foreign securities and Europaper. In addition, the Equity Funds and the Asset Allocation Portfolios may invest in American Depositary Receipts. The Equity Funds, the Asset Allocation Portfolios, the Fixed-Income Funds and the Diversified Money Market Fund may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with a Fund’s investment objective and policies, and are subject to special risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. To the extent that a Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

A Fund’s investment in non-U.S. securities may be subject to foreign withholding and other taxes. See “Additional Federal Income Tax Information” below for a discussion of the U.S. federal income tax consequences of the Funds’ foreign investments.

27. Foreign Currency Transactions. To the extent consistent with their investment objectives and strategies, the Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (“transaction hedging”), and to protect the value of specific portfolio positions (“position hedging”). The Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase or sell foreign currency futures contracts (“futures contracts”). The Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may also purchase domestic and foreign exchange-listed and over-the-counter call and put options on foreign currencies and futures contracts. Hedging transactions involve costs and may result in losses, and may be subject to certain special tax considerations. See “Additional Federal Income Tax Information” below for a discussion of the U.S. federal income tax consequences of the Funds’ hedging transactions.

28. Transaction Hedging. When it engages in transaction hedging, an Equity Fund, an Asset Allocation Portfolio, the Bond Fund or the Short Term Bond Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund, generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

For transaction hedging purposes the Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may also purchase exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

29. Position Hedging. When it engages in position hedging, an Equity Fund, an Asset Allocation Portfolio, the Bond Fund or the Short Term Bond Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Adviser expects to purchase, when the Fund holds cash or short-term investments). In connection with the position hedging, an Equity Fund, an Asset Allocation Portfolio, the Bond Fund or the Short Term Bond Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, it may be necessary for an Equity Fund, an Asset Allocation Portfolio, the Bond Fund or the Short Term Bond Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

At the discretion of the Adviser, the Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may employ the currency hedging strategy known as “cross-hedging” by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different currency for the purpose of diversifying the Fund’s total currency exposure or gaining exposure to a foreign currency that is expected to outperform.

30. Currency Forward Contracts. To the extent consistent with their investment objectives and policies, the Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may invest in currency forward contracts. A currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward contracts are trades in the interbank markets conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts differ from futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Funds’ securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund’s investment strategies. However, the

Adviser believes that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interests of a Fund will be served.

When the Adviser believes that the currency of a particular country may suffer a significant decline against another currency, an Equity Fund, an Asset Allocation Portfolio, the Bond Fund or the Short Term Bond Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. A Fund may realize a gain or loss from currency transactions. See “Additional Federal Income Tax Information” below.

31. Index-Based Investments. Index-Based Investments, such as S&P Depository Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”) and Dow Jones DIAMONDS (“Diamonds”), are interests in a UIT that may be obtained from the UIT or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the NYSE Amex Equities.

A UIT will generally issue Index-Based Investments in aggregations of 50,000 known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the NAV of the Index and the NAV of a Portfolio Deposit.

Index-Based Investments are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough Index-Based Investments to reconstitute a Creation Unit (large aggregations of a particular Index-Based Investment). The liquidity of small holdings of Index-Based Investments, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of Index-Based Investments is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of Index-Based Investments is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for Index-Based Investments is based on a basket of stocks. Disruptions in the markets for the securities underlying Index-Based Investments purchased or sold by the Portfolio could result in losses on Index-Based Investments. Trading in Index-Based Investments involves risks similar to those risks, described above under “Options,” involved in the writing of options on securities.

32. Medium Cap/Small Cap/Microcap/Special Equity Situation Securities. Certain Funds may invest in the securities of medium capitalization companies, small capitalization companies, micro capitalization companies and companies in special equity situations. The Funds consider companies to have medium capitalization if their capitalization is within the range of those companies in the Russell Mid Cap Index. The Funds consider companies to have a small market capitalization if their capitalization is within the range of those companies in the

Russell 2000 Index or the S&P Small Cap 600/Citigroup Index. Companies are considered to have micro capitalization if their capitalizations are equal to or smaller than the smallest 15% of those in the S&P Small Cap 600/Citigroup Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a “special equity situation” may involve a significant change from a company’s past experiences, the uncertainties in the appraisal of the future value of the company’s equity securities and the risk of a possible decline in the value of the Funds’ investments are significant.

33. High Yield Securities. To the extent consistent with their investment objectives and policies, the Equity Funds, the Asset Allocation Portfolios and the Fixed-Income Funds may invest in lower rated securities. Fixed-income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, HighMark Funds may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s NAV.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of its shareholders.

34. Money Market Instruments. Each Fund, subject to its own investment limitations, may invest in money market instruments which are short-term, debt instruments or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers’ acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody’s) at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (iv) general obligations issued by the U.S. government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS (as defined below); (vi) repurchase agreements involving such obligations; (vii) money market funds and (viii) foreign commercial paper. A Fund may invest in variable or floating rate instruments, which may involve conditional or unconditional demand features and may include variable amount master demand notes.

35. Treasury Receipts. Consistent with its investment objective, policies and restrictions, each Fund may invest in Treasury receipts. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include “Treasury Receipts” (“TRs”), “Treasury Investment Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATS”). TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accrued over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities.

36. High Quality Investments with Regard to the Money Market Funds. As noted in the Prospectuses for the Money Market Funds, each such Fund may invest only in obligations determined by the Adviser to present minimal credit risks under guidelines adopted by the Board of Trustees.

With regard to the Diversified Money Market Fund and the California Tax-Free Money Market Fund, investments will be limited to “Eligible Securities.” Eligible Securities include First Tier Securities and Second Tier Securities. First Tier Securities include those that possess at least one rating in the highest category and, if the securities do not possess a rating, those that are determined to be of comparable quality by the Adviser pursuant to guidelines adopted by the Board of Trustees. Second Tier Securities are all other Eligible Securities.

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. In applying the above-described investment policies, a security that has not received a short-term rating will be deemed to possess the rating assigned to an outstanding class of the issuer’s short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by the Fund, or, if not available, the issuer’s long-term obligations, but only in accordance with the requirements of Rule 2a-7. A security that at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is considered an Eligible Security if it possesses a long-term rating, within the two highest rating categories.

Certain of the obligations in which the Funds may invest may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.

In the case of the Diversified Money Market Fund, Eligible Securities include those obligations that, at the time of purchase, possess the highest short-term rating from at least one NRSRO (the Diversified Money Market Fund may also invest up to 5% of its net assets in obligations that, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO, and in obligations that do not possess a short-term rating (i.e., are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees). In the case of the California Tax-Free Money Market Fund, Eligible Securities include those obligations that, at the time of purchase, possess one of the two highest short-term ratings by at least one NRSRO or do not possess a short-term rating (i.e., are unrated) but are determined by the Adviser to be of comparable quality to the rated obligations eligible for purchase by the Fund under guidelines adopted by the Board of Trustees.

Specific obligations that the Diversified Money Market Fund may invest in include:

(i)	obligations issued by the U.S. government, and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration);

(ii)	obligations such as bankers’ acceptances, bank notes, certificates of deposit and time deposits of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;

(iii)	short-term promissory notes issued by corporations, including CCP, which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer;

(iv)	U.S. dollar-denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities, and obligations of supranational entities such as the World Bank and the Asian Development Bank (provided that the Fund invests no more than 5% of its assets in any such instrument and invests no more than 25% of its assets in such instruments in the aggregate);

(v)	readily-marketable, short-term asset-backed debt securities, repayment on which is obtained from a pool of assets. The Fund intends to invest no more than 25% of its assets (measured at time of purchase) in asset-backed securities that relate to any particular industry. For purposes of its fundamental investment restriction limiting its investments in the securities of one or more issuers conducting their principal business activities in the same industry, the Fund considers issuers of asset-backed securities backed primarily by receivables relating to any one industry (an “operating industry”) to constitute a separate industry from that operating industry, and the Fund considers asset-backed securities backed primarily by receivables relating to any one operating industry to constitute a separate industry from the asset-backed securities backed primarily by receivables relating to any other operating industry. For example, issuers of asset-backed securities backed primarily by auto loan or auto lease related receivables are considered to be in a separate industry from the automobile industry itself;

(vi)	Treasury receipts, including TRs, TIGRs and CATs;

(vii)	repurchase agreements involving such obligations; and

(viii)	short-term taxable obligations issued by a state or political subdivision of the United States issued to raise funds for various public purposes.

The Diversified Money Market Fund will not invest more than 5% of its total assets in the First Tier Securities of any one issuer, except that the Fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. (This three-day “safe harbor” provision will not be applicable to the California Tax-Free Money Market Fund, because single state funds are specifically excluded from this Rule 2a-7 provision.) In addition, each Money Market Fund is prohibited by Rule 2a-7 under the 1940 Act from investing more than 3% of its total assets in Second Tier Securities (and each Second Tier Security must have a remaining maturity of no more than 45 days), with investments in the Second Tier Securities of any one issuer further limited to 0.5% of the Fund’s total assets. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Diversified Money Market Fund’s NAV or a subsequent change in a security’s qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Diversified Money Market Fund’s assets that may be invested in obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations. Under the guidelines adopted by the Board of Trustees, in accordance with Rule 2a-7 under the 1940 Act, when in the best interests of the shareholders of a Fund, the Adviser may be required to promptly take appropriate action with respect to an obligation held in a Fund’s portfolio in the event of certain developments that indicate a diminishment of the instrument’s credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

Appendix A to this SAI identifies each NRSRO that may be utilized by the Adviser with regards to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by a NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

37. Illiquid Securities. Each Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) prohibiting the Fund from investing more than 15% (in the case of each of the Money Market Funds, not more than 5%) of its total assets in “illiquid” securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Pursuant to this policy, the Funds may purchase Rule 144A Securities only in accordance with liquidity guidelines established by the Board of Trustees and only if the investment would be permitted under applicable state securities laws.

HighMark Enhanced Growth Fund may invest up to 5% of its assets in the convertible preferred stock, convertible debt, common stock, preferred stock, and warrants of privately held companies. These companies may present greater opportunity for growth, but there are significant risks associated with these investments. Many privately held companies are smaller firms with less experienced management, limited product lines, undeveloped markets and limited financial resources. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.

In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the concepts involved are generally unproven, the companies have little or no track record, and they are more vulnerable to competition, technological advances and changes in market and economic conditions. Since privately held companies do not file periodic reports with the SEC, there is less publicly available information about them than about other companies.

HighMark Enhanced Growth Fund will likely invest in privately held companies that have already received funding from other sources. There may be significant competition for these types of investments, and the economic terms that HighMark Enhanced Growth Fund obtains from these companies may be less favorable than if HighMark Enhanced Growth Fund had invested earlier. Moreover, HighMark Enhanced Growth Fund’s ability to realize value from an investment in a privately held company is dependent upon the successful completion of the company’s IPO or the sale of the company to another company, which may not occur, if at all, for a period of several years after HighMark Enhanced Growth Fund’s investment.

Privately held companies are extremely illiquid and HighMark Enhanced Growth Fund may not be able to sell its holding in a privately held company without severe market impact. HighMark Enhanced Growth Fund will normally be unable to sell its privately held securities at all until the company’s IPO or sale to another company. In the event of a negative event that results in HighMark Enhanced Growth Fund wishing to sell the security, it may be difficult or impossible to do so quickly, or at the current trading price.

In addition, Rule 2a-7 under the 1940 Act prohibits the Money Market Funds from purchasing any security other than the following: cash; direct obligations of the U.S. Government; Government Securities (as defined in the 1940 Act) that are issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States that are issued at discount to the principal amount to be repaid at maturity and have a remaining maturity 60 days or less; and securities that will mature or are subject to a demand feature that is exercisable and payable within five business days (“Weekly Liquid Assets”), if, immediately after the purchase, the Fund would have invested less than 30% of its total assets in Weekly Liquid Assets. Rule 2a-7 also prohibits the 100% U.S. Treasury Money Market Fund, the Diversified Money Market Fund, the Treasury Plus Money Market Fund and the U.S. Government Money Market Fund from purchasing any security other than the following: cash; direct obligations of the U.S. Government; and securities that will mature or are subject to a demand feature that is exercisable and payable within one business day (“Daily Liquid Assets”), if, immediately after the purchase, the Fund would have invested less than 10% of its total assets in Daily Liquid Assets.

38. Restricted Securities. Each Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) permitting the Fund to invest in restricted securities provided the Fund complies with the illiquid securities policy described above. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 and may be either liquid or illiquid. The Adviser will determine the liquidity of restricted securities in accordance with guidelines established by the Board of Trustees. Restricted securities purchased by the Funds may include Rule 144A securities and commercial paper issued in reliance upon the “private placement” exemption from registration under Section 4(2) of the Securities Act of 1933 (whether or not such paper is a Rule 144A security).

39. Real Estate Investment Trusts. A Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code (the “Code”). REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

40. Treasury Inflation Protected Securities. Treasury inflation protected securities (“TIPs”) are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. TIPs are structured so that inflation accrues into the principal value of the bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. TIPs have varying maturities and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate is fixed at issuance, but over the life of the security this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. The value of TIPs and other inflation linked securities is expected to change in response to changes in real interest rates. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. The periodic adjustment of U.S. inflation linked securities is currently tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. There can no assurance that the CPI-U or any other inflation index will accurately measure the real rate of inflation in the prices of goods and services.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions.

Unless otherwise indicated, the following investment restrictions are fundamental and, as such, may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined below). Except with respect to a Fund’s restriction governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

The California Tax-Free Money Market Fund

Under normal market conditions, at least 80% of the total assets of the California Tax-Free Money Market Fund will be invested in municipal securities, the interest on which, in the opinion of bond counsel, is both excluded from gross income for federal income tax purposes and California personal income tax purposes, and does not constitute a preference item for individuals for purposes of the federal alternative minimum tax.

Each of the Large Cap Growth Fund, the Balanced Fund, the Bond Fund, the Diversified Money Market Fund and the 100% U.S. Treasury Money Market Fund May Not:

1. Purchase securities on margin (except that, with respect to the Large Cap Growth Fund, the Balanced Fund and the Bond Fund only, such Funds may make margin payments in connection with transactions in options and financial and currency futures contracts), sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities” acquired in accordance with the investment objectives and policies of such Fund;

2. Purchase or sell commodities, commodity contracts (excluding, with respect to the Large Cap Growth Fund, the Balanced Fund, and the Bond Fund, options and financial and currency futures contracts), oil, gas or mineral exploration leases or development programs, or real estate (although investments by the Large Cap Growth Fund, the Balanced Fund, the Bond Fund, and the Diversified Money Market Fund in marketable securities of companies engaged in such activities and investments by the Large Cap Growth Fund, the Balanced Fund, and the Bond Fund in securities secured by real estate or interests therein, are not hereby precluded to the extent the investment is appropriate to such Fund’s investment objective and policies);

3. Invest in any issuer for purposes of exercising control or management;

4. Purchase or retain securities of any issuer if the officers or Trustees of HighMark Funds or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities; or

5. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with permissible borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of its borrowing. A Fund will not invest in additional securities until all its borrowings (including reverse repurchase agreements) have been repaid. For purposes of this restriction, the deposit of securities and other collateral arrangements with respect to options and financial and currency futures contracts, and payments of initial and variation margin in connection therewith, are not considered a pledge of a Fund’s assets.

The Diversified Money Market Fund May Not:

1. Buy common stocks or voting securities, or state, municipal or private activity bonds;

2. Write or purchase put or call options;

3. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer (except that up to 25% of the value of the Fund’s total assets may be invested without regard to the 5% limitation). (As indicated below, the Fund has adopted a non-fundamental investment policy that is more restrictive than this fundamental investment limitation);

4. Purchase any securities that would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, domestic bank certificates of deposit or bankers’ acceptances, and repurchase agreements secured by bank instruments or obligations of the U.S. Government, its agencies, or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry); or

5. Make loans, except that the Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its investment objective and policies.

The Diversified Money Market Fund has adopted, in accordance with Rule 2a-7, a non-fundamental policy providing that the 5% limit noted in limitation (3) above shall apply to 100% of the Fund’s assets. Notwithstanding this policy, the Fund may invest up to 25% of its assets in First Tier qualified securities of a single issuer for up to three business days.

The 100% U.S. Treasury Money Market Fund:

1. May not purchase securities other than short-term obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury;

2. May not buy common stocks or voting securities, or state, municipal or private activity bonds;

3. May not write or purchase put or call options;

4. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

5. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, provided that there is no limitation with respect to domestic bank certificates of deposit or bankers’ acceptances, and repurchase agreements secured by such bank instruments; and

6. May not make loans, except that the Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its investment objective and policies.

Each of the Balanced Fund, the Large Cap Growth Fund, the Value Momentum Fund and the Bond Fund May Not:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund’s total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer’s outstanding voting securities (except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations);

2. Purchase any securities that would cause more than 25% of such Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); or

3. Make loans, except that a Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

Each of the Balanced Fund, the Large Cap Value Fund, the Large Cap Growth Fund, the Bond Fund, the National Intermediate Tax-Free Bond Fund, the 100% U.S. Treasury Money Market Fund, the California Tax-Free Money Market Fund, the Diversified Money Market Fund and the U.S. Government Money Market Fund May Not:

1. Purchase securities of other investment companies, except as permitted by the 1940 Act.

The Value Momentum Fund:

1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. Will not concentrate investments in a particular industry or group of industries, or within any one state, as concentration is defined under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time.

3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

7. May pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Each of the Core Equity Fund, the Small Cap Value Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund:

1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

Each of the Large Cap Value Fund, the Small Cap Advantage Fund, the California Tax-Free Money Market Fund, the U.S. Government Money Market Fund, the Short Term Bond Fund and the Asset Allocation Portfolios:

1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, provided that, with respect to the California Tax-Free Money Market Fund and the U.S. Government Money Market Fund, there is no limitation with respect to domestic bank certificates of deposit or bankers’ acceptances, and repurchase agreements secured by such bank instruments.

3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

Each of the Cognitive Value Fund, the Enhanced Growth Fund, the Equity Income Fund, the Fundamental Equity Fund, the Geneva Mid Cap Growth Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund, the NYSE Arca Tech 100 Index Fund, the Treasury Plus Money Market Fund and the Wisconsin Tax-Exempt Fund:

1. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

2. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

3. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

4. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

Each of the Equity Income Fund, the Fundamental Equity Fund, the Geneva Mid Cap Growth Fund, the Geneva Small Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Treasury Plus Money Market Fund:

May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

Each of the Cognitive Value Fund, the Enhanced Growth Fund, the Fundamental Equity Fund, the Geneva Mid Cap Growth Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund and the Treasury Plus Money Market Fund:

May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

The Equity Income Fund:

May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, except that the Fund may concentrate investments in the financial services sector.

The NYSE Arca Tech 100 Index Fund:

May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, except that the Fund may concentrate investments in the technology sector.

The Wisconsin Tax-Exempt Fund:

1. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, except that the Fund may concentrate investments in the housing, healthcare or utilities industries.

2. Under normal market conditions, at least 80% of the total assets of the Wisconsin Tax-Exempt Fund will be invested in municipal securities, the interest on which, in the opinion of bond counsel, is both excluded from gross income for federal income tax purposes and Wisconsin personal income tax purposes, and does not constitute a preference item for individuals for purposes of the federal alternative minimum tax.

The fundamental investment restrictions of many of the Funds have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the Investment Company Act of 1940. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Funds also have adopted non-fundamental investment restrictions, set forth below, which in some instances may be more restrictive than their fundamental investment restrictions. Any changes in a Fund’s non-fundamental investment restrictions will be communicated to the Fund’s shareholders prior to effectiveness.

1940 Act Restrictions.

Under the 1940 Act, and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund. “Concentration” is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances. These limitations are not applicable with respect to the Asset Allocation Portfolios’ investments in other HighMark Funds or with respect to those Funds that may sweep cash into other investment companies. The SEC rules applicable to money market funds also govern and place certain quality restrictions on these investments. The 1940 Act also limits the amount that the Funds may invest in other investment companies prohibiting each Fund from: (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies, except in certain specific instances set forth in the 1940 Act or the rules thereunder, or certain instances where the other investment companies have obtained an exemption from the applicable provisions of the 1940 Act (e.g. ETFs).

Additionally, the 1940 Act limits the Funds’ ability to borrow money, prohibiting the Funds from issuing senior securities, except a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. In addition, the 1940 Act permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

The Wisconsin Tax-Exempt Fund is a non-diversified fund under the 1940 Act. This means the Wisconsin Tax-Exempt Fund can invest more than 25% of its assets in issuers in which the Fund holds individual positions that are greater than 5% of the Fund’s assets. Concentrated positions in the securities of a single issuer expose the Fund to a greater risk of loss from declines in the prices of these securities.

The Wisconsin Tax-Exempt Fund may not always be able to find a sufficient number of issues of securities that meet its investment objective and criteria. As a result, the Fund from time to time may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, some of which may be subject to the same economic trends and/or be located in the same geographic area. The Fund’s securities may therefore be more susceptible to a single economic, political or regulatory occurrence than the portfolio securities of diversified investment companies.

The Wisconsin Tax-Exempt Fund also intends to comply with the diversification requirements for regulated investment companies contained in the Code. These provisions of the Code presently require that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, the securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and an amount not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined in the Code).

For purposes of this diversification test, the identification of the issuer of a tax-exempt obligation depends on the terms and conditions of the security.

Industry Concentration.

At times, the Equity Income Fund will invest a significant portion of its assets in the financial services sector. Accordingly, the Fund is subject to the risks associated with the financial services sector and, to the extent this sector or a portion thereof is considered a group of related industries, is concentrated. Therefore, from time to time the Fund may concentrate (i.e., invest more than 25% of the Fund’s assets) its investments in a single industry or group of related industries that comprise the financial services sector. Issuers in such an industry or group of related industries may be subject to the same economic trends. Securities held by this Fund may, therefore, be more susceptible to any single economic, political, regulatory or industry-specific occurrence than the portfolio securities of many other investment companies.

The NYSE Arca Tech 100 Index Fund will invest substantially all of its assets in technology-based companies because such companies make up the NYSE Arca Tech 100 Index. Accordingly, the Fund is subject to the risks associated with the technology sector and, to the extent the sector or a portion thereof is considered a group of related industries, is concentrated. Moreover, because the composition of the index changes from time to time, there may be periods in which the companies in a particular industry constitute more than 25% of one of the index. Given its investment objective and principal strategies, the NYSE Arca Tech 100 Index Fund will not take any action to avoid such concentration. As a result, a relatively high percentage (i.e., more than 25%) of the Fund’s assets may be concentrated from time to time in stocks of issuers within a single industry or group of related industries. Such issuers may be subject to the same economic trends. Securities held by the Fund may, therefore, be more susceptible to any single economic, political, regulatory or industry-specific occurrence than the portfolio securities of many other investment companies.

The Wisconsin Tax-Exempt Fund may invest 25% or more of its total assets in revenue bonds (including private activity and industrial development bonds), provided it may not invest 25% or more of its total assets in revenue bonds payable only from revenues derived from facilities or projects within a single industry. However, the Fund may invest without limitation, in circumstances in which other appropriate available investments are in limited supply, in housing, health care and/or utility obligations. In such circumstances, economic, business, political and other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. Appropriate available investments may be in limited supply, from time to time in the opinion of the Adviser, due to, among other things, the Fund’s investment policy of investing primarily in obligations of Wisconsin (and municipalities, other political subdivisions and public authorities thereof) and of investing primarily in investment grade securities. The exclusion from gross income for purposes of federal income taxes and Wisconsin personal income taxes for certain housing, health care and utility bonds depends on compliance with relevant provisions of the Code and the Wisconsin Administrative Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, failure to meet these ongoing requirements may preclude the holder from accelerating payment of the bond or requiring the issuer to redeem the bond. In any event, where the Federal Housing Administration (“FHA”) or another mortgage insurer insures a mortgage that secures housing bonds, the FHA or other issuer may be required to consent before insurance proceeds would become payable to redeem the bonds.

Housing Obligations. The Wisconsin Tax-Exempt Fund may invest, from time to time, 25% or more of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Housing authority obligations (which are not general obligations of Wisconsin) generally are supported to a large extent by federal housing subsidy programs. The failure of a housing authority to meet the qualifications required for coverage under the federal programs, or any legal or administrative determination that the coverage of such federal program is not available to a housing authority, could result in a decrease or elimination of subsidies available for payment of principal and interest on such housing authority’s obligations. Weaknesses in federal housing subsidy programs and their administration also could result in a decrease of those subsidies. Repayment of housing loans and home improvement loans in a timely manner depends upon factors affecting the housing market generally, and upon the underwriting and management ability of the individual agencies (i.e., the initial soundness of the loan and the effective use of available remedies should there be a default in loan payments). Economic developments, including fluctuations in interest rates, failure or inability to increase rentals and increasing construction and operating costs, also could adversely affect revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from pre-payments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Health Care Obligations. The Wisconsin Tax-Exempt Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospitals and health care facilities or equipment. The ability of a health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations depends upon, among other things, the revenues, costs and occupancy levels of the facility. Some factors that could affect revenues and expenses of hospitals and health care facilities include, among others, demand for health care services at the particular type of facility, increasing costs of medical technology, utilization practices of physicians, the ability of the facilities to provide the services required by patients, employee strikes and other adverse labor actions, economic developments in the service area, demographic changes, greater longevity and the higher medical expenses of treating the elderly, increased competition from other health care providers and rates that can be charged for the services provided.

Additionally, federal and state programs such as Medicare and Medicaid, as well as private insurers, typically provide a major portion of hospital revenues. The future solvency of the Medicare trust fund is periodically subject to question. Changes in the compensation and reimbursement formulas of these governmental programs or in the rates of insurers may reduce revenues available for the payment of principal of or interest on hospital revenue bonds. Governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely affect the revenues or costs of hospitals. Future actions by the federal government with respect to Medicare and by the federal and state governments with respect to Medicaid, reducing the total amount of funds available for either or both of these programs or changing the reimbursement regulations or their interpretation, could adversely affect the amount of reimbursement available to hospital facilities. A number of additional legislative proposals concerning health care are typically under review by the United States Congress at any given time. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans. The Fund cannot predict what legislative reforms may be made in the future in the health care area and what effect, if any, they may have on the health care industry generally or on the creditworthiness of health care issuers of securities held by the Fund.

Utility Obligations. The Wisconsin Tax-Exempt Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw materials, construction and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

The Following Investment Limitations of the Core Equity Fund, the Large Cap Value Fund, the Small Cap Value Fund, the Value Momentum Fund, the Short Term Bond Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the California Tax-Free Money Market Fund, the U.S. Government Money Market Fund and the Asset Allocation Portfolios Are Non-Fundamental Policies. Each Fund May Not:

1. Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities or loans secured by interests in real estate, commodities or commodities contracts.

2. Borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

4. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

The Following Investment Limitations of the Cognitive Value Fund, the Enhanced Growth Fund, the Equity Income Fund, the Fundamental Equity Fund, the Geneva Mid Cap Growth Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund, the NYSE Arca Tech 100 Index Fund, the Small Cap Advantage Fund, the Treasury Plus

Money Market Fund and the Wisconsin Tax-Exempt Fund Are Non-Fundamental Policies. Each Fund May Not:

1. Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities of issuers which deal in real estate, securities or loans secured by interests in real estate, securities which represent interests in real estate, commodities or commodities contracts, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of a holder of debt obligations secured by real estate or interests therein.

2. Borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

4. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

The Following Non-Fundamental Investment Policies Will Not Be Changed Without 60 Days’ Advance Notice to Shareholders:

1. Under normal circumstances, HighMark Core Equity Fund will invest at least 80% of its assets in equity securities.

2. Under normal circumstances, HighMark Fundamental Equity Fund will invest at least 80% of its assets in equity securities.

3. Under normal circumstances, HighMark Equity Income Fund will invest at least 80% of its assets in equity securities.

4. Under normal circumstances, HighMark Geneva Mid Cap Growth Fund will invest at least 80% of its assets in medium capitalization companies.

5. Under normal circumstances, HighMark Geneva Small Cap Growth Fund will invest at least 80% of its assets in small capitalization companies.

6. Under normal circumstances, HighMark Large Cap Growth Fund will invest at least 80% of its assets in large capitalization companies.

7. Under normal circumstances, HighMark Large Cap Value Fund will invest at least 80% of its assets in large capitalization companies.

8. Under normal circumstances, HighMark NYSE Arca Tech 100 Index Fund will invest at least 80% of its assets in investments that have economic characteristics similar to equity securities contained in the underlying index.

9. Under normal circumstances, HighMark Small Cap Value Fund will invest at least 80% of its assets in small capitalization companies.

10. Under normal circumstances, HighMark Small Cap Advantage Fund will invest at least 80% of its assets in small capitalization companies.

11. Under normal circumstances, HighMark Bond Fund will invest at least 80% of its assets in bonds.

12. Under normal circumstances, HighMark Short Term Bond Fund will invest at least 80% of its assets in bonds.

13. Under normal circumstances, HighMark Treasury Plus Money Market Fund will invest at least 80% of its net assets in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations.

14. Under normal circumstances, HighMark U.S. Government Money Market Fund will invest at least 80% of its net assets plus borrowings in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

Any notice required to be delivered to shareholders of a Fund for the purpose of announcing an intended change in one of the non-fundamental policies identified in 1 through 14 immediately above will be provided in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: “Important Notice Regarding Change in Investment Policy.” This statement, if delivered separately from other communications to shareholders, will also appear on the envelope in which such notice is delivered.

Additional Non-Fundamental Policies. The Diversified Money Market Fund, the U.S. Government Money Market Fund, the Treasury Plus Money Market Fund and the 100% U.S. Treasury Money Market Fund have each adopted, in accordance with Rule 2a-7, a non-fundamental policy providing that each Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund’s total assets would be invested in the issuer. Notwithstanding this policy, each Fund may invest up to 25% of its assets in First Tier qualified securities of a single issuer for up to three business days.

Voting Information. As used in this SAI, a “vote of a majority of the outstanding Shares” of HighMark Funds or a particular Fund or a particular class of Shares of HighMark Funds or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of HighMark Funds or such Fund or such class, or (b) 67% or more of the Shares of HighMark Funds or such Fund or such class present at a meeting at which the holders of more than 50% of the outstanding Shares of HighMark Funds or such Fund or such class are represented in person or by proxy.

PORTFOLIO TURNOVER

A Fund’s turnover rate is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Thus, for regulatory purposes, the portfolio turnover rate with respect to each of the Money Market Funds was zero percent for each of the last two fiscal years, and is expected to remain zero percent.

For HighMark Funds’ fiscal years ended July 31, 2010 and July 31, 2009, each Fund’s (other than the Money Market Funds) portfolio turnover rate was as follows:

Fund*	2010	2009
Balanced Fund	31%	48%
Cognitive Value Fund	152%	141%
Core Equity Fund	93%	42%
Enhanced Growth Fund	17%	24%
Equity Income Fund	46%	32	% (1)
Fundamental Equity Fund	26%	62%
Geneva Mid Cap Growth Fund	26%	24	% (1)
Geneva Small Cap Growth Fund	62%	7%
International Opportunities Fund	84%	134%
Large Cap Growth Fund	34%	60%
Large Cap Value Fund	117%	66%
NYSE Arca Tech 100 Index Fund	9%	10	% (1)
Small Cap Advantage Fund	78%	61%
Small Cap Value Fund	34%	37%
Value Momentum Fund	12%	20%
Bond Fund	32%	41%
Short Term Bond Fund	27%	54%
California Intermediate Tax-Free Bond Fund	17%	12%
National Intermediate Tax-Free Bond Fund	14%	35%
Wisconsin Tax-Exempt Fund	13%	9	% (1)
Income Plus Allocation Fund(2)	29%	75%
Growth & Income Allocation Fund(2)	39%	66%
Capital Growth Allocation Fund(2)	30%	48%
Diversified Equity Allocation Fund(2)	35%	59%

*	Each of the Equity Income Fund, the Geneva Mid Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund commenced operations on June 8, 2009, and the Geneva Small Cap Growth Fund commenced operations on June 12, 2009, each after the end of HighMark Funds’ fiscal year ended July 31, 2008.
(1)	For the nine month period ended July 31, 2009. On June 8, 2009, HighMark Funds acquired the assets and assumed the identified liabilities of North Track Equity Income Fund, North Track Geneva Growth Fund, North Track NYSE Arca Tech 100 Index Fund and North Track Wisconsin Tax-Exempt Fund. The fiscal year end of the North Track Funds, the predecessor funds to the Equity Income Fund, the Geneva Mid Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund was October 31. The fiscal year end of the successor HighMark Funds is July 31.
(2)	Portfolio turnover does not include the purchases and sales of the Diversified Money Market Fund.

The portfolio turnover rate may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemption of Shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

HCM has established a policy governing the disclosure of each Fund’s portfolio holdings which is designed to protect the confidentiality of a Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Board of Trustees has reviewed this policy and will be asked to review it no less than annually, and recommend any changes that it deems appropriate. Exceptions to this policy may be authorized by HCM’s chief compliance officer or his or her designee (the “CCO”).

Neither the Adviser nor the Funds will receive any compensation or other consideration in connection with its disclosure of a Fund’s portfolio holdings.

Public Disclosure of Portfolio Holdings. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings (and monthly filings for the Money Market Funds), each Fund (other than the Money Market Funds) may make its portfolio holdings publicly available on HighMark Funds’ website in such scope and form and with such frequency as the Adviser may reasonably determine. Rule 2a-7 requires that the Money Market Funds make their portfolio holdings publicly available on HighMark Funds’ website within five (5) business days after the end of each calendar month. Each Fund’s prospectus describes, to the extent applicable, the type of information that is disclosed on HighMark Funds’ website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

A Fund’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of portfolio holdings information in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund would, in accordance with its prospectus, make such information available on HighMark Funds’ website; or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Notwithstanding the foregoing, a Fund may disclose information relating to specific portfolio holdings from time to time on HighMark Funds’ website if such disclosure is approved in advance by the CCO, even though the Fund’s prospectus does not specifically describe such disclosure. A Fund will consider such information publicly disclosed after the information is available on HighMark Funds’ website or at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings information to third parties may be made only if the CCO determines that such disclosure is allowed under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings information may, at the discretion of the CCO, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to the Adviser and its affiliates.

The Funds periodically disclose portfolio information on a confidential basis to the Board of Trustees and to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to HCM and its affiliates, these service providers include Bailard, Inc. (sub-adviser to HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund), Geneva Capital Management Ltd. (sub-adviser to HighMark Geneva Mid Cap Growth Fund and HighMark Geneva Small Cap Growth Fund), LSV Asset Management (sub-adviser to HighMark Small Cap Value Fund), Ziegler Capital Management, LLC (sub-adviser to HighMark Equity Income Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund), the Funds’ custodian (Union Bank, N.A.), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), the Funds’ tax reporting agents (KPMG – Taiwan, PriceWaterhouseCoopers – India), legal counsel, financial printer (RR Donnelley, Inc., Bowne/GCom2 Solutions, Inc. and Issuer Direct) and accounting agent and Sub-Administrator (BNY Mellon Investment Servicing (US) Inc. (formerly known as PNC Global Investment Servicing (U.S.) Inc.) (“BNY Mellon Investment Servicing”), the Class B Shares financier (SG Constellation, LLC), the reconciling agent for a sub-adviser (SS&C Technologies, Inc.) and the Funds’ proxy voting service providers, currently RiskMetrics Group ISS Governance Services and Glass Lewis & Co. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

The Funds also periodically provide information about their portfolio holdings to rating and ranking organizations. Currently the Funds provide such information to Moody’s and S&P’s, in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The Funds may also provide portfolio holdings information to consulting companies. Currently, the Funds provide such information to consulting companies including (but not limited to) the following: Callan Associates, Wilshire Associates, Mercer Investment Consulting and eVestment Alliance. These rating and ranking organizations and consulting companies are required to keep each Fund’s portfolio information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

In all instances, the CCO will make a determination that a Fund has a legitimate business purpose for such advance disclosure, and that the recipient(s) are subject to an independent obligation not to disclose or trade on the non-public portfolio holdings information. There can be no assurance, however, that a Fund’s policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

General Considerations and Board Oversight. The CCO will only approve the disclosure of a Fund’s portfolio securities if the CCO determines that such disclosure is in the best interests of the Fund’s shareholders or that no potential conflict of interest exists or could arise from such disclosure. When assessing potential conflicts of interest, the CCO will consider, among other factors, potential conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, principal underwriter, or any affiliated person of a Fund, the Adviser or its principal underwriter, on the other.

As noted above, the Board of Trustees reviews the Funds’ policies and procedures relating to the disclosure of portfolio holdings on an annual basis. In addition, the CCO will report to the Audit Committee of the Board of Trustees on a quarterly basis any public or non-public disclosure of portfolio holdings that significantly deviates from a Fund’s usual scope, form and/or frequency of disclosure.

VALUATION

As disclosed in the Prospectuses, each Money Market Fund’s NAV per share for purposes of pricing purchase and redemption orders is determined by the administrator as of 11:00 a.m. Pacific Time (2:00 p.m. Eastern Time) on days on which both the NYSE and the Federal Reserve wire system are open for business. As disclosed in the Prospectuses, the NAV per share of each Equity Fund, Fixed-Income Fund and Asset Allocation Portfolio for purposes of pricing purchase and redemption orders is determined by the Sub-Administrator as of the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time), on days on which the NYSE is open for business.

Valuation of the Money Market Funds

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Funds within the Funds are valued daily using amortized cost. Under normal market conditions, the Money Market Funds are marked-to-market weekly using prices supplied by the Funds’ third-party pricing agents. As is common in the industry, the third-party pricing agent utilizes a pricing matrix to value many of the money market instruments. Rather than assign values to individual securities, the pricing matrix attempts to assign values to categories of securities that have similar characteristics. In assigning values, the matrix considers, among other things, security type, discount rate, coupon rate, maturity date and quality ratings. Securities whose market price varies by more than certain established percentages from the price calculated using amortized cost are validated with the pricing agent.

The Board of Trustees has undertaken to establish procedures reasonably designed, taking into account current market conditions and a Fund’s investment objective, to stabilize the NAV per Share of each Money Market Fund for purposes of sales and redemptions at $l.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the NAV per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund’s $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, the Trustees will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity of a Fund, withholding or reducing dividends, reducing the number of a Fund’s outstanding Shares without monetary consideration, or utilizing a NAV per Share based on available market quotations.

Valuation of the Equity Funds and the Fixed-Income Funds

Equity securities listed on a securities exchange or an automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over-the-counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Debt and fixed income investments may be priced by the independent, third-party pricing agents approved by the Board of Trustees. These third-party pricing agents may employ various methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other techniques that generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to HighMark Funds’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost which approximates market value.

If an equity or fixed income security price cannot be obtained from an independent third party pricing agent as described above, the Sub-Administrator will contact the Administrator for up to two possible independent brokers to utilize as quote sources, if available. To ensure independence, the Sub-Administrator will contact these brokers directly in order to obtain quotations in writing for each day a price is needed. If the Sub-Administrator is able to obtain two quotes, the average of the two quotes will be utilized. If the Sub-Administrator is able to obtain only one quote by 3:00 p.m. Eastern Time the Sub-Administrator will utilize the single quote for that day.

The prices for foreign securities are reported in local currencies and converted to U.S. dollars using currency exchange rates. Pursuant to contracts with the Sub-Administrator, exchange rates are provided daily by recognized independent pricing agents. The exchange rates used by HighMark Funds for this conversion are captured as of the NYSE close each day. In markets where foreign ownership of local shares is limited, foreign investors invest in local shares by holding “foreign registered shares.” If the limit of permitted foreign ownership is exceeded, foreign registered shares’ trading activity may be restricted resulting in a stale price. When there is no price on the valuation date for foreign registered shares or if the price obtained is determined to be stale, the foreign registered shares will be valued by reference to the price of the corresponding local shares.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Equity and index options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Foreign currency forward contacts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Rights and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, the rights will be valued at the security’s current price minus the rights’ strike price. If the security’s current price is lower than the rights’ strike price, the rights will be priced at zero value.

If the value for a security cannot be determined using the methodologies described above, the security’s value will be determined using the Fair Value Procedures established by the Board of Trustees. The Fair Value Procedures will be implemented by a Fair Value Committee (the “Committee”) designated by the Board of Trustees.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which HighMark Funds calculates the relevant Fund’s NAV. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates a Fund’s NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that HighMark Funds calculates the Fund’s NAV. A Significant Event may relate to a single issuer or to an entire market sector.

If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates the relevant Fund’s NAV, it shall immediately notify the Sub-Administrator and request that a Committee meeting be called.

HighMark Funds uses a third party fair valuation vendor (the “Vendor”) for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor provides fair values if there is a movement in the U.S. market that exceeds a specific threshold (“trigger threshold”) that has been established by the Committee. The Committee also establishes a “confidence interval” – representing the correlation between the price of a specific foreign security and movements in the U.S. market – before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable “confidence interval” using the fair values provided by the Vendor.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases and redemptions of shares of the Money Market Funds may be made on days on which both the NYSE and the Federal Reserve wire systems are open for business. Purchases and redemptions of shares of the Equity Funds and Fixed-Income Funds may be made on days on which the NYSE is open for business. Purchases will be made in full and fractional Shares of HighMark Funds calculated to three decimal places.

Although HighMark Funds’ policy is normally to pay redemptions in cash, HighMark Funds reserves the right to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of HighMark Funds during any 90-day period of up to the lesser of $250,000 or 1% of HighMark Funds’ net assets.

HighMark Funds reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the applicable Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. HighMark Funds also reserves the right to suspend sales of Shares of the Funds for any period and to reject a purchase order when HighMark Funds Distributors, Inc. or HCM determines that it is not in the best interest of HighMark Funds and/or its shareholders to accept such order.

If a Fund holds portfolio securities listed on foreign exchanges that trade on Saturdays or other customary United States national business holidays, the portfolio securities will trade and the net assets of the Fund’s redeemable securities may be significantly affected on days when the investor has no access to the Fund.

Neither the transfer agent nor HighMark Funds will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark Funds and the transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

Purchases Through Financial Institutions

Shares of the Funds may be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services. Shares purchased by persons (“Customers”) through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution’s procedures for transmitting purchase, exchange or redemption orders to HighMark Funds.

Customers who desire to transfer the registration of Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

Depending upon the terms of a particular Customer account, a financial institution may charge Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution. Additionally, certain entities (including participating organizations and Union Bank, N.A. and its affiliates), may charge customers a fee with respect to exchanges made on the customer’s behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange.

The Funds participate in fund “supermarket” arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem Shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after acceptance by an authorized broker or the broker’s authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund Shares.

Redemption by Checkwriting

Checkwriting is available to shareholders of the Money Market Funds who have purchased Retail Shares directly from the Funds. HighMark Funds will provide shareholders of record, upon request and without charge, with checks drawn on the Fund in which they have an account. Shareholders will be required to sign signature cards and will be subject to any applicable rules and regulations of the clearing bank relating to check redemption privileges.

Checks drawn on the Money Market Funds may be made payable to the order of any payee in an amount of $500 or more. Shareholders should be aware that, as is the case with bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from the clearing bank. When a check is presented to the clearing bank for payment, subject to the Fund’s acceptance of the check, the clearing bank, as agent, causes the Fund to redeem, at the NAV next determined after such presentation, a sufficient number of full and fractional shares in the shareholder’s account to cover the amount of the check. Checks will be returned by the clearing bank if there are insufficient shares to meet the withdrawal amount. Shareholders of record wishing to use this method of redemption should check the appropriate box on the Account Application, obtain a signature card by calling 1-800-433-6884, and mail the completed form and signature card to the transfer agent at P.O. Box 8416, Boston, Massachusetts 02266-8416. There is no charge for the clearance of any checks, although the clearing bank will impose its customary overdraft fee in connection with returning any checks as to which there are insufficient shares to meet the withdrawal amount. Shareholders may not use a check to close their account.

Sales Charges

Front-End Sales Charges. The commissions shown in the Prospectuses and below apply to sales through authorized dealers and brokers. Under certain circumstances, HCM may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown in the Prospectuses. In addition, HCM may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Class A Shares of a Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to attend due diligence meetings to increase their knowledge of HighMark Funds. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be “underwriters” under the Securities Act of 1933. Commission rates may vary among the Funds.

EQUITY FUNDS, GROWTH & INCOME ALLOCATION FUND,

CAPITAL GROWTH ALLOCATION FUND AND DIVERSIFIED EQUITY ALLOCATION FUND

CLASS A SHARES

Amount of Purchase	Sales Charge as Percentage of Offering Price	Sales Charge as Appropriate Percentage of Net Amount Invested	Commission as Percentage of Offering Price
0 — $49,999	5.50%	5.82%	4.95%
$50,000 — $99,999	4.50%	4.71%	4.05%
$100,000 — $249,999	3.75%	3.90%	3.38%
$250,000 — $499,999	2.50%	2.56%	2.25%
$500,000 — $999,999	2.00%	2.04%	1.80%
$1,000,000 and Over*	0.00%	0.00%	0.00%

*	A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

FIXED-INCOME FUNDS

CLASS A SHARES

Amount of Purchase	Sales Charge As Percentage of Offering Price	Sales Charge as Appropriate Percentage of Net Amount Invested	Commission as Percentage of Offering Price
$0 — $99,999	2.25%	2.30%	2.03%
$100,000 — $249,999	1.75%	1.78%	1.58%
$250,000 — $499,999	1.25%	1.27%	1.13%
$500,000 and Over*	0.00%	0.00%	0.00%

*	A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase if your purchase was made on or after May 3, 2010. However, if your purchase was $1 million or greater and was made prior to May 3, 2010, a contingent deferred sales charge of 0.50% will be assessed on any proceeds of any redemption of such Class A Shares prior to one year from the date of purchase.

INCOME PLUS ALLOCATION FUND

CLASS A SHARES

Amount of Purchase	Sales Charge As Percentage of Offering Price	Sales Charge as Appropriate Percentage of Net Amount Invested	Commission as Percentage of Offering Price
0 — $49,999	4.50%	4.71%	4.05%
$50,000 — $99,999	4.00%	4.17%	3.60%
$100,000 — $249,999	3.50%	3.63%	3.15%
$250,000 — $499,999	2.25%	2.30%	2.03%
$500,000 — $999,999	2.00%	2.04%	1.80%
$1,000,000 and Over*	0.00%	0.00%	0.00%

*	A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

Contingent Deferred Sales Charges (“CDSC”). In determining whether a particular redemption is subject to a contingent deferred sales charge, calculations consider the number of Shares a shareholder is selling, not the value of the shareholder’s account. To keep the CDSC as low as possible, each time a shareholder asks to sell Shares, the Funds will first sell any Shares in the shareholder’s account that carry no CDSC. If there are not enough of these Shares to meet the shareholder’s request, the Funds will then sell those Shares that have the lowest CDSC next. This method should result in the lowest possible sales charge.

Sales Charge Reductions and Waivers

In calculating the sales charge rates applicable to current purchases of a Fund’s Class A Shares, a “single purchaser” is entitled to cumulate current purchases with the net purchase of previously purchased Class A Shares of series of HighMark Funds, including the Funds (the “Eligible Funds”), which are sold subject to a comparable sales charge.

The term “single purchaser” refers to (i) an individual, (ii) an individual and spouse purchasing Shares of a Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account including employee benefit plans created under Sections 401, 403(b) or 457 of the Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon Class A Shares already owned, the investor must ask HighMark Funds for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age of such children. A Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

Letter of Intent. By initially investing at least $1,000 and submitting a Letter of Intent (the “Letter”) to HighMark Funds, a “single purchaser” may purchase Class A Shares of a Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. To receive credit for such purchases and later purchases benefiting from the Letter, the shareholder must notify HighMark Funds at the time the Letter is submitted, and, at the time of later purchases, notify HighMark Funds that such purchases are applicable under the Letter.

Rights of Accumulation. In calculating the sales charge rates applicable to current purchases of Class A Shares, a “single purchaser” is entitled to cumulate current purchases with the current market value of previously purchased Class A, Class B and Class C Shares of the Funds.

To exercise your right of accumulation based upon Shares you already own, you must ask HighMark Funds for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and spouse, and their minor children. The Funds may amend or terminate this right of accumulation at any time as to subsequent purchases.

Reductions for Qualified Groups. Reductions in sales charges also apply to purchases by individual members of a “qualified group.” The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a “company,” as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Shares of a Fund at a reduced sales charge, and the “related parties” of such company. For purposes of this paragraph, a “related party” of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase Shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

All orders from a qualified group will have to be placed through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies HighMark Funds.

CDSC Waivers. The contingent deferred sales charge is waived on redemption of Shares (i) following the death or disability (as defined in the Code) of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for a waiver.

The contingent deferred sales charge is waived on redemption of Class C Shares, where such redemptions are in connection with withdrawals from a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code, Section 403(b) of the Code, or eligible government retirement plan including a 457 plan, even if more than one beneficiary or participant is involved.

Additional Federal Income Tax Information

General. The following discussion of U.S. federal income tax consequences of investment in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of federal, state, local and non-U.S. tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisers to determine the suitability of Shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Qualification as a Regulated Investment Company. Each Fund has elected and intends to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals (see discussion below) and (ii) for the dividends received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s Shares. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Distributions. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net realized capital gain. Investment company taxable income (which is retained by a Fund) will be subject to fund-level tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for federal income tax purposes, the tax basis of Shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain for Capital Gain Dividend (defined below) purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ending October 31 of such year (or later if the Fund is permitted to so elect and so elects) and any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Distributions of taxable income or capital gains are taxable to Fund shareholders in the same manner whether received in cash or in additional Fund Shares through automatic reinvestment. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment in that Fund (and thus were likely included in the price the shareholder paid).

Dividends and distributions on a Fund’s Shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund’s NAV reflects either gains that are unrealized, or income or gains that are realized but not yet distributed. Such realized income or gains may be required to be distributed even when a Fund’s NAV also reflects unrealized losses.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in its Fund Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those Shares.

For federal income tax purposes, distributions of any net investment income (other than qualified dividend income and exempt-interest dividends, as discussed below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gain are determined by how long the Fund owned the investments that generated the capital gain, rather than how long a shareholder has owned his or her Shares. Distributions of each Fund’s net capital gain (i.e., the excess of a Fund’s net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, are taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Distributions of net short-term capital gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income to the extent they exceed the Fund’s net long-term capital losses (if any).

For tax years beginning before January 1, 2011, distributions of investment income properly designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of an individual at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Additionally, dividends of an Asset Allocation Portfolio may not be eligible for treatment as qualified dividend income unless the holding period and other requirements for such treatment are met by the Asset Allocation Portfolio and the underlying funds as well as the shareholder. The Fixed-Income Funds and Money Market Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s Shares. If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, “gross income” includes a Fund’s gain on dispositions of stock and securities only to the extent net short-term capital gain exceeds net long-term capital loss.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of a Fund or (2) by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). Additionally, dividends of an Asset Allocation Portfolio may not be eligible for the dividends received deduction unless the holding period and other requirements for such treatment are met by both the Asset Allocation Portfolio and the underlying funds.

Original Issue Discount (“OID”), Payment-in-Kind Securities, Market Discount and Acquisition Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its “revised issue price”). Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the discount accrues (as ordinary income) ratably in equal daily installments or, if the Fund so elects, at a constant (compound) interest rate. Either election will affect the character and timing of recognition of income by a Fund.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The OID or acquisition discount accrues ratably in equal daily installments or, if the Fund so elects, at a constant (compound) interest rate. If a Fund elects the constant interest rate method, the character and timing of recognition of income by the Fund will differ from what they would have been under the default pro rata method.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary, including at a time when it may not be advantageous to do so. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Issuer Deductibility of Interest. A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Higher-Risk Securities. A Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivatives and Hedging Transactions. A Fund’s transactions in derivative instruments (e.g., options, futures contracts, forward contracts, swap agreements, straddles, and foreign currencies), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, the tax treatment of certain derivative investments may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If there are differences between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), any distribution of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Certain Investments in REITs. A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Sale or Redemption of Fund Shares. Shareholders who sell, exchange or redeem Fund Shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund Shares and the amount received (although such a gain or loss is unlikely in a Money Market Fund). In general, any gain or loss realized upon a taxable disposition of Fund Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months, and as short-term capital gain or loss if the Shares have been held for 12 months or less. Any loss realized upon a taxable disposition of Fund Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which a shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, all or a portion of any loss realized on a taxable disposition of Fund Shares will be disallowed to the extent that a Fund shareholder replaces the disposed of Fund Shares with other substantially identical Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, the Fund shareholder’s basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.

Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions. Income received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If at the end of a Fund’s fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by the Fund on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund’s shareholders in connection with the Fund’s dividends received by them. Under normal circumstances, the HighMark International Opportunities Fund expects to be eligible to make the election. If the election is made, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such shareholders who hold Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date may be entitled to claim a foreign tax credit for their share of these taxes. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. Shareholders of all Funds except for the HighMark International Opportunities Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. Shareholders should consult their tax advisers for further information with respect to the foregoing, including further information relating to foreign tax credits and deductions, which are subject to certain restrictions and limitations (including holding period requirements applied at both the Fund and shareholder level).

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. A Fund’s foreign currency transactions may accelerate or increase the amount of ordinary income recognized by shareholders. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investment by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject a Fund to a U.S. federal income tax or other charge on distributions received from such a company or on the proceeds from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders; however, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund may alternatively make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. Such elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections, therefore, may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A PFIC is generally defined as any foreign corporation: (i) that has an passive income equal to 75% or more of gross income for the taxable year, or (ii) that has an average amount of assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income equal to at least 50% of total assets. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Back-up Withholding. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The back-up withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Back-up withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts and Other Foreign Financial Assets. Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Fund’s “specified foreign financial assets,” if any, falls within this requirement. In addition, shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of both of these reporting requirements.

Other Reporting and Withholding Requirements. New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of Shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described below (e.g., Capital Gain Dividends), will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the

Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss on disposition of Fund Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special Considerations for Non-U.S. Shareholders. Distributions properly designated as Capital Gain Dividends and exempt-interest dividends (discussed below) generally will not be subject to withholding of federal income tax. However, exempt-interest dividends may be subject to backup withholding. In general, dividends other than Capital Gain Dividends and exempt-interest dividends, paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2010, a Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests, as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly designated by the Fund (“short-term capital gain dividends”). For such taxable years, a Fund was permitted to make designations of interest-related and/or short-term capital gain dividends with respect to all, some, or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. It is currently unclear whether Congress will extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for dividends with respect to taxable years of a Fund beginning on or after January 1, 2010 and what the terms of any such extension would be.

A beneficial holder of Shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Fund Shares or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct by the shareholder of a trade or business in the United States, (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend (provided certain other conditions are met), or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of Shares of the Fund or to the Capital Gain Dividend it received (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the redemption of Shares in a Fund that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) — USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC— the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed in the next paragraph will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

In the case of a Fund that is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), any distributions by the Fund (including, in certain cases, distributions made by the Fund in redemption of its Shares) that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. On and after January 1, 2010, the “look-through” USRPI treatment for distributions by the Fund described in (b) above applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT. It is currently unclear whether Congress will enact legislation extending the “look-through” to distributions received by the Fund from a lower-tier RIC or what the terms of such legislation would be. If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in the Fund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a Capital Gain Dividend), and the Fund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund Shares.

In addition, a Fund that is a USRPHC or former USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must typically file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the sale. A similar withholding obligation may apply to return of capital distributions by a Fund that is a USRPHC or former USRPHC to a greater-than-5% foreign shareholder, even if all or a portion of such distribution would be treated as a return of capital to the foreign shareholder. Prior to January 1, 2010, such withholding was generally not required with respect to amounts paid in distributions or redemption of Shares of a Fund if the Fund was a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in underlying regulated investment companies that were domestically controlled USRPHCs. It is currently unclear whether Congress will extend this exemption from withholding for redemptions or distributions made on or after January 1, 2010, and what the terms of any such extension would be. Unless such legislation is enacted, beginning on January 1, 2010, such withholding is required, without regard to whether the Fund or any underlying regulated investment company in which it invests is domestically controlled. Foreign shareholders should consult their tax advisers concerning the application of these rules to their investment in the Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

A beneficial holder of Shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

General. The foregoing discussion and the one below regarding the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund under “Federal Taxation,” and the Asset Allocation Portfolios under “Additional Tax Information Concerning the Asset Allocation Portfolios,” is for general information only. Accordingly, potential purchasers of a Fund’s Shares are urged to consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

Additional Tax Information Concerning the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund

Federal Taxation. As indicated in their respective Prospectuses, the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund (for purposes of this section only, referred to individually as a “Fund” and collectively as the “Funds”) are designed to provide individual shareholders with current tax-exempt interest income. None of these Funds is intended to constitute a balanced investment program or is designed for investors seeking capital appreciation. Nor are these Funds designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds may not be suitable for tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R.10 plans, and individual retirement accounts because such institutions, plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds’ dividends being tax-exempt, and such dividends would ultimately be taxable to the plan and account beneficiaries when distributed to them.

The Funds intend to pay dividends that pass through to shareholders the tax-exempt character of exempt interest earned by a Fund (“exempt-interest dividends”) for U.S. federal income tax purposes. A Fund is eligible to pay exempt-interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code. The Funds intend to satisfy this requirement. Fund distributions designated as exempt-interest dividends are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but they may be subject to state and local taxes. In addition, an investment in a Fund may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders. For example, if a Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds. Further, exempt-interest dividends paid by the Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal alternative minimum tax calculation. Individual and corporate shareholders subject to the alternative minimum tax should consult their tax advisors regarding the potential alternative minimum tax implications of holding shares of the Fund.

If a shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the shareholder for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend. A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax adviser to determine what effect, if any, an investment in the Fund may have on the federal taxation of such benefits.

If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets. The policy of each Fund is to pay each year as dividends substantially all of such Fund’s municipal securities interest income net of certain deductions.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry Shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is generally equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users. A “substantial user” includes any non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

A Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days following the end of the Fund’s fiscal year of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the distribution. Thus, a shareholder who holds Shares for only part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

If a tax exempt Fund makes a distribution in excess of its net investment income and net realized capital gains, if any, in any taxable year, the excess distribution will be treated as ordinary dividend income (not eligible for tax-exempt treatment) to the extent of the Fund’s current and accumulated “earnings and profits” (including earnings and profits arising from tax-exempt income, and also specifically including the amount of any non-deductible expenses arising in connection with such tax-exempt income).

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains regardless of the length of time Fund Shares are held by the shareholder. (See “Distributions” above)

If a Fund purchases tax-exempt securities at a discount, some or all of this discount may be included in the Fund’s ordinary income and will be taxable when distributed. See discussion of OID and market discount at “Original Issue Discount, Payment-in-Kind Securities, Market Discount and Acquisition Discount,” above.

Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. Shareholders are advised to consult their tax advisers about state and local tax matters. For a summary of certain California tax considerations affecting the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund, see “California Taxation” below. For a summary of certain Wisconsin tax considerations affecting the Wisconsin Tax-Exempt Fund, see “Wisconsin Taxation” below.

As indicated in their Prospectuses, the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may acquire rights regarding specified portfolio securities under puts. See “Investment Objectives And Policies—Additional Information on Portfolio Instruments—Puts” in this SAI. The policy of each Fund is to limit its acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the municipal securities acquired subject to the put and the interest on such municipal securities will be tax-exempt to the Fund. There is currently no guidance available from the IRS that definitively establishes the tax consequences that may result from the acquisition of many of the types of puts that the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund could acquire under the 1940 Act. Therefore, although they will only acquire a put after concluding that it will have the tax consequences described above, the IRS could reach a different conclusion from that of the relevant Fund.

Additional Federal Income Tax Information Concerning the Asset Allocation Portfolios

Because the Asset Allocation Portfolios invest all or a portion of their assets in shares of underlying funds, their distributable income and gains will normally consist, at least in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, an Asset Allocation Portfolio will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains realized by another underlying fund in which it invests) until it disposes of shares of the underlying fund or those losses reduce distributions required to be made by the underlying fund. Moreover, even when an Asset Allocation Portfolio does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, an Asset Allocation Portfolio will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to an Asset Allocation Portfolio’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Asset Allocation Portfolio at a loss and the Asset Allocation Portfolio acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Asset Allocation Portfolio’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by an Asset Allocation Portfolio on the sale of an underlying fund’s shares to be deferred (or, in some cases, permanently disallowed) if the Asset Allocation Portfolio and the underlying fund are part of the same “controlled group” (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, the Asset Allocation Portfolio and an underlying fund will be part of the same controlled group if the Asset Allocation Portfolio owns more than 50% of the total outstanding voting securities of the underlying fund.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that an Asset Allocation Portfolio will be required to distribute to shareholders may be greater than such amounts would have been had the Asset Allocation Portfolio invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from an Asset Allocation Portfolio (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Asset Allocation Portfolio invested directly in the securities held by the underlying funds. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

Redemption of underlying fund shares. Depending on an Asset Allocation Portfolio’s percentage ownership in an underlying fund both before and after a redemption of shares of the underlying fund, the Asset Allocation Portfolio’s redemption of shares of such underlying fund may cause the Asset Allocation Portfolio to be treated as receiving a dividend on the full amount of the distribution instead of receiving a capital gain or loss on the shares of the underlying fund. This would be the case where the Asset Allocation Portfolio holds a significant interest in an underlying fund and redeems only a small portion of such interest. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain (see discussion of qualified dividend income under “Distributions,” above). However, dividends of an Asset Allocation Portfolio may not be eligible for treatment as qualified dividend income unless the holding period and other requirements for such treatment are met by both the Asset Allocation Portfolio and the underlying funds, as well as by the shareholder. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Asset Allocation Portfolio to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

If an Asset Allocation Portfolio receives dividends from an underlying fund, and the underlying fund designates such dividends as eligible for the dividends-received deduction or as qualified dividend income, then the Asset Allocation Portfolio is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction or qualified dividend income, respectively, provided the Asset Allocation Portfolio meets the holding period and other requirements with respect to shares of the underlying fund. As noted above, it is currently unclear whether Congress will extend the special tax treatment of qualified dividend income for tax years beginning on or after January 1, 2011. See “Distributions,” above.

Although each Asset Allocation Portfolio may itself be entitled to a deduction for foreign taxes paid by an underlying fund in which such Asset Allocation Portfolio invests, it will not be able to pass any such credit or deduction through to its own shareholders.

As discussed above, for taxable years of the Fund beginning before January 1, 2010, certain properly-designated interest-related dividends and short-term capital gain dividends were exempt from the 30% withholding tax on distributions to foreign shareholders (see “Special Considerations for Non-U.S. Shareholders,” above). The fact that an Asset Allocation Portfolio achieved its investment objectives by investing in underlying funds generally did not adversely affect the Asset Allocation Portfolio’s ability to pass on to foreign shareholders the benefit of any properly designated interest-related dividends and short-term capital gain dividends that it received from its investments in the underlying funds, except possibly to the extent that (1) interest-related dividends received by the Asset Allocation Portfolio were offset by deductions allocable to the Asset Allocation Portfolio’s qualified interest income or (2) short-term capital gain dividends received by the Asset Allocation Portfolio were offset by the Asset Allocation Portfolio’s net short- or long-term capital losses, in which case the amount of a distribution from the Asset Allocation Portfolio to a foreign shareholder that was properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may have been less than the amount that such shareholder would have received had they invested directly in the underlying funds. It is currently unclear whether Congress will extend the exemption from withholding for interest-related dividends and short-term capital gain dividends with respect to taxable years of a Fund beginning on or after January 1, 2010 and what the terms of any such extension would be.

The foregoing is only a general description of the federal tax consequences of a fund-of-funds structure. Accordingly, prospective purchasers of Shares of an Asset Allocation Portfolio are urged to consult their tax advisers with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

California Taxation. Under existing California law, if the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund continue to qualify for the special federal income tax treatment afforded regulated investment companies and if at the end of each quarter of each such Fund’s taxable year at least 50% of the value of that Fund’s assets consists of obligations that, if held by an individual, would pay interest exempt from California taxation (“California Exempt-Interest Securities”), shareholders of that Fund will be able to exclude from income, for California personal income tax purposes, “California exempt-interest dividends” received from that Fund during that taxable year. A “California exempt-interest dividend” is any dividend or portion thereof of the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund not exceeding the amount of interest received by the fund during its taxable year that would be tax-exempt interest if such obligations were held by an individual less the amount that would be considered non-deductible expenses related to such interest and so designated by written notice to shareholders within 60 days after the close of that taxable year. California has an alternative minimum tax similar to the federal alternative minimum tax. However, the California alternative minimum tax does not include interest from private activity municipal obligations as an item of tax preference.

Distributions, other than of “California exempt-interest dividends,” by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund to California residents will be subject to California personal income taxation. Gains realized by California residents from a redemption or sale of Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund will also be subject to California personal income taxation. In general, California nonresidents will not be subject to California personal income taxation on distributions by, or on gains from the redemption or sale of, Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund unless (1) those Shares have acquired a California “business situs” or a nonresident buys or sells such Shares with California brokers with such regularity as to constitute doing business in California and (2) no exception applies. (Such California nonresidents may, however, be subject to other state or local income taxes on such distributions or gains, depending on their residence). Short-term capital losses realized by shareholders from a redemption of Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund within six months from the date of their purchase will not be allowed for California personal income tax purposes to the extent of any tax-exempt dividends received with respect to such Shares during such period. No deduction will be allowed for California personal income tax purposes for interest on indebtedness incurred or continued in order to purchase or carry Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund for any taxable year of a shareholder during which the Fund distributes “California exempt-interest dividends.”

A statement setting forth the amount of “California exempt-interest dividends” distributed during each calendar year will be sent to shareholders annually.

The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the shareholders of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. This summary does not describe the California tax treatment of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. In addition, no attempt has been made to present a detailed explanation of the California personal income tax treatment of the Fund’s shareholders.

Accordingly, this discussion is not intended as a substitute for careful planning. Further, “California exempt-interest dividends” are excludable from income for California personal income tax purposes only. Any dividends paid to shareholders subject to California corporate franchise tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California personal income tax. Accordingly, potential investors in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California tax situation, in general.

Wisconsin Taxation. Under existing Wisconsin law, if the Wisconsin Tax-Exempt Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and if at the end of each quarter of the Fund’s taxable year at least 50% of the value of the Fund’s assets consists of obligations that, if held by an individual, would pay interest exempt from Wisconsin taxation (“Wisconsin Exempt-Interest Securities”), shareholders of the Fund will be able to exclude from income, for Wisconsin personal income tax purposes, “Wisconsin exempt-interest dividends” received from the Fund during that taxable year. A “Wisconsin exempt-interest dividend” is any dividend or portion thereof of the Wisconsin Tax-Exempt Fund not exceeding the amount of interest received by the fund that would be tax-exempt interest if such obligations were held by an individual less the amount that would be considered non-deductible expenses related to such interest and so designated by written notice to shareholders within 60 days after the close of that taxable year. Wisconsin has an alternative minimum tax similar to the federal alternative minimum tax. However, the Wisconsin alternative minimum tax does not include interest from private activity municipal obligations as an item of tax preference.

Distributions, other than of “Wisconsin exempt-interest dividends,” by the Wisconsin Tax-Exempt Fund to Wisconsin residents will be subject to Wisconsin personal income taxation. Gains realized by Wisconsin residents from a redemption or sale of Shares of the Wisconsin Tax-Exempt Fund will also be subject to Wisconsin personal income taxation. In general, Wisconsin nonresidents will not be subject to Wisconsin personal income taxation on distributions by, or on gains from the redemption or sale of, Shares of the Wisconsin Tax-Exempt Fund unless those Shares have acquired a Wisconsin “business situs.” (Such Wisconsin nonresidents may, however, be subject to other state or local income taxes on such distributions or gains, depending on their residence). Short-term capital losses realized by shareholders from a redemption of Shares of the Wisconsin Tax-Exempt Fund within six months from the date of their purchase will not be allowed for Wisconsin personal income tax purposes to the extent of any tax-exempt dividends received with respect to such Shares during such period. No deduction will be allowed for Wisconsin personal income tax purposes for interest on indebtedness incurred or continued in order to purchase or carry Shares of the Wisconsin Tax-Exempt Fund for any taxable year of a shareholder during which the Fund distributes “Wisconsin exempt-interest dividends.”

A statement setting forth the amount of “Wisconsin exempt-interest dividends” distributed during each calendar year will be sent to shareholders annually.

The foregoing is only a summary of some of the important Wisconsin personal income tax considerations generally affecting the shareholders of the Wisconsin Tax-Exempt Fund. This summary does not describe the Wisconsin tax treatment of the Wisconsin Tax-Exempt Fund. In addition, no attempt has been made to present a detailed explanation of the Wisconsin personal income tax treatment of the Fund’s shareholders.

Accordingly, this discussion is not intended as a substitute for careful planning. Further, “Wisconsin exempt-interest dividends” are excludable from income for Wisconsin personal income tax purposes only. Any dividends paid to shareholders subject to Wisconsin corporate franchise tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from Wisconsin personal income tax. Accordingly, potential investors in the Wisconsin Tax-Exempt Fund including, in particular, corporate investors which may be subject to either Wisconsin franchise tax or Wisconsin corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own Wisconsin tax situation, in general.

MANAGEMENT OF HIGHMARK FUNDS

Trustees and Officers

Information pertaining to the trustees and officers of HighMark Funds is set forth below. The members of the Board of Trustees are elected by HighMark Funds’ shareholders and have overall responsibility for the management of the Funds. The Board of Trustees, in turn, elect the officers of HighMark Funds to supervise actively its day-to-day operations. Trustees who are not deemed to be “interested persons” of HighMark Funds as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of HighMark Funds are referred to as “Interested Board Members.” Currently, HighMark Funds has seven Independent Trustees and one Interested Board Member. The Board of Trustees met seven times during the last fiscal year.

Leadership Structure and Risk Oversight. The current Chairman of the Board of Trustees, David E. Benkert, is an Independent Trustee. A portion of each regular meeting of the Board of Trustees is devoted to an executive session of the Independent Trustees at which no members of management are present. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board of Trustees, including fund governance and leadership issues, and are advised by independent legal counsel.

As described below, the Board of Trustees conducts much of its work through certain standing committees, each of which is chaired by an Independent Trustee. The Board of Trustees has not established a formal risk oversight committee. However, much of the regular work of the Board of Trustees and its standing Committees addresses aspects of risk oversight.

There are two standing committees of the Board of Trustees, an Audit Committee and a Governance Committee. The Audit Committee has as its primary purpose and function oversight responsibility for the integrity of the Trust’s financial reporting and compliance processes, and for the adequacy of the Trust’s overall system of internal controls. The members of the Audit Committee are Evelyn S. Dilsaver (Chair), David A. Goldfarb, Robert M. Whitler, Mindy M. Posoff and David E. Benkert (Ex Officio). The Audit Committee met four times during the Trust’s last fiscal year.

The Governance Committee has as its primary purposes and functions responsibility for the nomination of persons to serve as members of the Board of Trustees and responsibility to review periodically, and make recommendations to the Board of Trustees regarding, certain matters relating to the operation of the Board of Trustees and its committees. The members of the Governance Committee are Michael L. Noel (Chair), Thomas L. Braje, Earle A. Malm II and David E. Benkert (Ex Officio). The Governance Committee met four times during the Trust’s last fiscal year.

In the event a vacancy exists on the Board of Trustees, or a vacancy is anticipated, the Governance Committee shall consider whether it is in the best interests of the Trust and its shareholders to nominate an Independent Trustee or an Interested Trustee to fill the vacancy. The Governance Committee may consider candidates recommended by members of the

Governance Committee, other Independent Trustees, or Interested Trustees. The Governance Committee also may consider candidates recommended by a search firm engaged by the Governance Committee, if the Governance Committee chooses to engage a search firm. If the Governance Committee determines that it is in the best interests of the Trust and its shareholders to nominate a person who is an Independent Trustee, the selection and nomination of candidates for that position is committed to the discretion of the Independent Trustees.

The Governance Committee does not currently have a policy or procedures in place for the consideration of nominees recommended by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board of Trustees, and a shareholder submitted a candidate for consideration by the Board of Trustees to fill the vacancy, the Governance Committee would evaluate that candidate.

The Funds have retained HCM as the Funds’ investment adviser and administrator. HCM is responsible for the day-to-day administration of the Funds and the day-to-day management of the investment activities of 20 of the Funds. HCM has delegated the day-to-day management of the investment activities of 9 of the Funds to certain sub-advisers. For each Fund as to which HCM has not delegated the day-to-day management of the investment activities to sub-advisers, HCM is responsible for the management of the risks that arise from the Funds’ investments. For each Fund as to which HCM has delegated the day-to-day management of the investment activities to sub-advisers, the sub-advisers are primarily responsible for the management of the risks that arise from the Funds’ investments. With respect to such Funds, HCM is responsible for supervising the services provided to the Funds by each sub-adviser, including risk management. The Board of Trustees provides oversight of the services provided by HCM and each sub-adviser, including the risk management and oversight services provided by HCM. In the course of providing that oversight, the Board of Trustees receives a wide range of reports on the Funds’ activities from HCM and the sub-advisers, including reports regarding each Fund’s investment performance, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board of Trustees also meets periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Funds’ internal compliance policies and procedures. The Board of Trustees also meets with the Funds’ Chief Compliance Officer annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Funds. The Board of Trustees also meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment performance and risks.

The Board of Trustees periodically reviews its leadership structure, including the role of the Chairman. The Board of Trustees periodically rotates committee memberships and committee chairs. The Board of Trustees completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Funds’ current operations. The Board of Trustees believes that its leadership structure is appropriate given its specific characteristics.

Qualifications of Trustees

The following provides an overview of the considerations that led the Board of Trustees to conclude that each individual serving as a Trustee of the Funds should so serve. The current members of the Board of Trustees have joined the Board of Trustees at different points in time since 1987. Generally, no one factor was decisive in the original selection of an individual to join the Board of Trustees, or the selection of an individual to be nominated to join the Board of Trustees. Among the factors the Board of Trustees, considered when concluding that an individual should serve (or be nominated to serve) on the Board of Trustees, were the following: (i) the individual’s business and professional experience and accomplishments, including, in some instances, prior experience in the financial services and investment management fields or on other boards; (ii) the individual’s ability to work effectively with the other members of the Board of Trustees; and (iii) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, experience and attributes on the Board of Trustees.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Funds or be nominated to serve as a Trustee of the Funds. Each current Trustee’s recent prior professional experience is summarized in the table below.

Name, Address,[1] and Age	Position(s) Held with HighMark Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in HighMark Funds Complex Overseen by Board Member[3]	Other Directorships Held by Board Member During the Past Five Years[4]
INDEPENDENT TRUSTEES
DAVID BENKERT Age: 53	Trustee, Chairman	Since 03/04	From April 1, 1992 to present, Director, Navigant Consulting, Inc. (financial consulting).	31	None

THOMAS L. BRAJE Age: 67	Trustee	Since 06/87	Prior to retirement in October 1996, Vice President and Chief Financial Officer of Bio Rad Laboratories, Inc.	31	None

EVELYN DILSAVER Age: 55	Trustee, Audit Committee Chairman	Since 01/08	Since January 2010, Member, Board of Directors of Tempur-Pedic International Inc. (mattress manufacturer). Since November 2009, Member, Board of	31	Longs Drug Corporation (LDG)[5]; Aeropostale, Inc. (ARO); Tamalpais Bancorp (TAMB); Tempur-Pedic International Inc. (TPX)

Name, Address,[1] and Age	Position(s) Held with HighMark Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in HighMark Funds Complex Overseen by Board Member[3]	Other Directorships Held by Board Member During the Past Five Years[4]
			Directors of Blue Shield of California (health insurance). Formerly, Executive Vice President for The Charles Schwab Corporation, and President and Chief Executive Officer of Charles Schwab Investment Management, Inc. Prior to July 2004, Senior Vice President, Asset Management Products and Services, Charles Schwab Investment Management, Inc. Prior to July 2003, Executive Vice President – Chief Financial Officer and Chief Administrative Officer for U.S. Trust Company, then a subsidiary of The Charles Schwab Corporation.

DAVID A. GOLDFARB Age: 68	Trustee,	Since 06/87	Since January 2010, owner of David A. Goldfarb, CPA. From 1987 to 2009, Partner, Goldfarb & Simens, Certified Public Accountants.	31	None

Name, Address,[1] and Age	Position(s) Held with HighMark Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in HighMark Funds Complex Overseen by Board Member[3]	Other Directorships Held by Board Member During the Past Five Years[4]
MICHAEL L. NOEL Age: 69	Trustee, Vice Chairman, Governance Committee Chairman	Since 12/98	President, Noel Consulting Company since 1998. Member, Saber Partners (financial advisory firm) since 2002. Member, Board of Directors, Avista Corp. (utility company), since January 2004. Member, Board of Directors, SCAN Health Plan, since 1997. From April 1997 to December 1998, Member of HighMark Funds Advisory Board.	31	Avista Corp. (AVA)

MINDY M. POSOFF Age: 54	Trustee	Since 10/10	Managing Director, Traversent Capital Partners (financial consulting) since January 2010. From January 2003 to December 2009, Managing Director, NewMarket Capital Partners, LLC (asset management).	31	None

ROBERT M. WHITLER[6] Age: 72	Trustee	Since 12/98	From April 1997 to December 1998, Member of HighMark Funds Advisory Board. Prior to retirement in 1996, Executive Vice President and Chief Trust Officer of Union Bank, N.A. (formerly, Union Bank of California, N.A.).	31	None

Name, Address,[1] and Age	Position(s) Held with HighMark Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in HighMark Funds Complex Overseen by Board Member[3]	Other Directorships Held by Board Member During the Past Five Years[4]
INTERESTED BOARD MEMBER AND OFFICERS
EARLE A. MALM II* 350 California Street San Francisco, CA 94104 Age: 61	Trustee; President	Since 12/05 (President) Since 01/08 (Trustee)	President, Chief Executive Officer and Director of HCM since October 2002. Chairman of the Board of HCM since February 2005.	31	N/A

COLLEEN CUMMINGS 4400 Computer Drive Westborough, MA 01581 Age: 39	Assistant Treasurer	Since 06/10	Vice President and Director, Client Services Administration, BNY Mellon Investment Servicing (US) Inc., since June 2004.	N/A	N/A

PAMELA O’DONNELL 350 California Street San Francisco, CA 94104 Age: 46	Treasurer, Vice President, and Chief Financial Officer	Since 12/05 (Treasurer) Since 03/09 (Vice President) Since 06/10 (Chief Financial Officer)	Vice President and Director of Mutual Fund Administration of HCM since 2005. Vice President of Operations and Client Service of HCM from 2003 to 2005.	N/A	N/A

CATHERINE M. VACCA 350 California Street San Francisco, CA 94104 Age: 53	Chief Compliance Officer	Since 09/04	Senior Vice President and Chief Compliance Officer of HCM since July 2004.	N/A	N/A

KEVIN ROWELL 350 California Street San Francisco, CA 94104 Age: 50	Vice President and Assistant Secretary	Since 09/10	Senior Vice President and Managing Director of HCM since June 2010. From 2008 to 2010, President, Hennessy Funds. From 2006 to 2007, Executive Vice President, head of U.S. Distribution, Pioneer Investments. From 2004 to 2005, Executive Vice President, Charles Schwab, Inc.	N/A	N/A

Name, Address,[1] and Age	Position(s) Held with HighMark Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in HighMark Funds Complex Overseen by Board Member[3]	Other Directorships Held by Board Member During the Past Five Years[4]
HELEN ROBICHAUD 99 High Street, 27th Floor Boston, MA 02110 Age: 58	Secretary	Since 03/10	Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. since January 2010. Director of Fund Regulatory Services of J.P. Morgan from June 2008 to December 2009. Associate General Counsel of J.P. Morgan from August 1995 to June 2008.	N/A	N/A

JULIE M. POWERS 99 High Street, 27th Floor Boston, MA 02110 Age: 41	Assistant Secretary	Since 12/10	Assistant Vice President and Senior Manager of BNY Mellon Investment Servicing (US) Inc. since August 2005.	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o HighMark Funds, 350 California Street, Suite 1600, San Francisco, CA 94104.
[2]

Each Trustee shall hold office during the lifetime of the Trust until he or she dies, resigns, retires or is removed or, if sooner, until the next meeting of shareholders following his election or appointment as Trustee at which Trustees are elected and until his successor shall have been elected and qualified in accordance with the Trust’s Declaration of Trust.

[3]	The “HighMark Funds Complex” consists of all registered investment companies for which HCM serves as investment adviser.
[4]	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
[5]	Ms. Dilsaver ceased being a director of Longs Drug Corporation in connection with the acquisition of the company by CVS Caremark in 2008.
[6]	Mr. Whitler is expected to retire on December 31, 2010.
*	Earle Malm is an “interested person” of the Trust under the 1940 Act by virtue of his position with HCM.

In certain cases, additional considerations contributed to the Board’s conclusion that an individual should serve on the Board. For example, the Board considered the following in concluding that the individual should serve as a Trustee: Mr. Noel’s and Ms. Dilsaver’s experience serving as directors of other companies; Messrs. Benkert’s, Braje’s and Noel’s experience as executives of other companies; Ms. Dilsaver’s experience as an executive of another investment company; Mr. Goldfarb’s accounting experience; Mr. Whitler’s experience as an executive at Union Bank, N.A.; and Mr. Malm’s experience as an executive of the Funds and director of HCM.

The foregoing description of the qualifications, attributes and skills of the Trustees is furnished in response to requirements imposed by the SEC and is not intended to impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole.

The following table discloses the dollar range of equity securities beneficially owned by each Trustee (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as HighMark Funds as of October 28, 2010.

Name of Trustee		Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

David Benkert

HighMark California Intermediate Tax-Free Bond Fund

HighMark Capital Growth Allocation Fund

HighMark Large Cap Growth Fund

HighMark Large Cap Value Fund

HighMark National Intermediate Tax-Free Bond Fund

HighMark Small Cap Value Fund

HighMark Value Momentum Fund

		$1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000	$10,001-$50,000

Thomas L. Braje	HighMark California Intermediate Tax-Free Bond Fund HighMark Small Cap Value Fund	>$100,000 >$100,000	>$100,000

Evelyn Dilsaver			None

David A. Goldfarb

HighMark Balanced Fund

HighMark Core Equity Fund

HighMark International Opportunities Fund

HighMark Large Cap Growth Fund

HighMark Large Cap Value Fund

HighMark Small Cap Value Fund

HighMark Value Momentum Fund

HighMark Diversified Money Market Fund

		$10,001-$50,000 $10,001-$50,000 $50,001-$100,000 $10,001-$50,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000	>$100,000[1]

Earle A. Malm II	HighMark Geneva Small Cap Growth Fund HighMark Value Momentum Fund HighMark California Tax-Free Money Market Fund HighMark Diversified Money Market Fund	$>$100,000 $>$100,000 $>$100,000 $10,001-$50,000	>$100,000

Michael L. Noel	HighMark Diversified Money Market Fund	$1-$10,000	$1-$10,000[1]

Mindy M. Posoff			None

Robert M. Whitler	HighMark Bond Fund HighMark Short Term Bond Fund	$1-$10,000 $10,001-$50,000	$1-$10,000[1] $10,001-$50,000

[1]

Separate from the amounts disclosed in the table, pursuant to the deferred payment arrangements described below, as of October 28, 2010, the market value of fees deferred by Mr. Goldfarb, which track the performance of HighMark Bond Fund, HighMark International Opportunities Fund and HighMark Growth & Income Allocation Fund totaled approximately $117,000; the market value of fees deferred by Mr. Noel, which track the performance of HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark Small Cap Value Fund, HighMark Growth & Income Allocation Fund and HighMark International Opportunities Fund, totaled approximately $159,000 and the market value of fees deferred by Mr. Whitler, which track the performance of HighMark Short Term Bond Fund, HighMark Geneva Mid Cap Growth Fund and HighMark Geneva Small Cap Growth Fund totaled approximately $243,000.

As of October 28, 2010, to the Trust’s knowledge, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser, sub adviser or principal underwriter of HighMark Funds, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, sub-adviser or principal underwriter of HighMark Funds. Mr. Goldfarb’s sole proprietorship has an unsecured line of credit with Union Bank, N.A. (“UB”), the parent company of the Funds’ investment adviser, HCM, with a limit of $150,000 and an interest rate of 2% over the prime rate. As of October 28, 2010, the amount outstanding was approximately $100,000. The largest amount outstanding at any time during the two most recently completed calendar years was approximately $129,000. Until January 2010, Mr. Goldfarb had an unsecured line of credit with UB with a limit of $100,000 and an interest rate of 1% over the prime rate. The largest amount outstanding at any time during the two most recently completed calendar years was approximately $70,000. Goldfarb & Simens, an accounting firm of which Mr. Goldfarb was a partner, had an unsecured line of credit with UB with a limit of $600,000 and an interest rate of 1% over the prime rate until it was repaid and terminated in December 2009. The line of credit was obtained in 1987 and the largest amount outstanding during the two most recently completed calendar years was $575,000. Mr. Whitler is paid an annual stipend from a deferred compensation plan that he elected to participate in while an employee of UB prior to his retirement in 1996. As of December 31, 2009, the amount outstanding in the deferred compensation account was $104,592.56. Mr. Whitler received payments from the deferred compensation account totaling approximately $61,381 and $73,790 for the years ended December 31, 2009 and 2008, respectively. Mr. Whitler expects to receive payments from the account of approximately $60,500 for 2010 and $45,400 for 2011.

The Trustees of HighMark Funds receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of HCM, BNY Mellon Investment Servicing and/or HighMark Funds Distributors, Inc. (the “Distributor”) other than the Funds’ Chief Compliance Officer, receives any compensation directly from HighMark Funds for serving as a Trustee and/or officer. HCM, BNY Mellon Investment Servicing and the Distributor receive administration, sub-administration, shareholder servicing and/or distribution fees directly or indirectly from each of the Funds. See “Administrator and Sub-Administrator” and “Distributor” below.

The following table lists the officers of HighMark Funds who hold positions with affiliated persons or the principal underwriter of HighMark Funds:

Name	Position Held with Affiliated Person or Principal Underwriter
Colleen Cummings	BNY Mellon Investment Servicing (US) Inc., Vice President and Director, Client Services Administration
Earle A. Malm II	HCM, Member of the Board of Directors, Chairman of the Board, President and Chief Executive Officer
Pamela O’Donnell	HCM, Vice President and Director of Mutual Funds Administration
Julie M. Powers	BNY Mellon Investment Servicing (US) Inc., Assistant Vice President and Senior Manager
Helen Robichaud	BNY Mellon Investment Servicing (US) Inc., Vice President and Counsel
Kevin Rowell	HCM, Senior Vice President and Managing Director
Catherine Vacca	HCM, Senior Vice President and Chief Compliance Officer

During the fiscal year ended July 31, 2010, aggregate fees paid (or deferred in lieu of current payment) to the Independent Trustees for their services as Trustees totaled $429,800. Earle Malm, as an Interested Board Member, is not paid compensation by HighMark Funds. The following table sets forth information concerning amounts paid and retirement benefits accrued during the fiscal year ended July 31, 2010:

Name and Position	Aggregate Compensation from HighMark Funds[1]		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustee or Officer
David Benkert, Trustee	$82,250		None	None	$82,250
Thomas L. Braje, Trustee	$67,000		None	None	$67,000
Evelyn Dilsaver, Trustee	$73,000		None	None	$73,000
David A. Goldfarb, Trustee	$69,250		None	None	$69,250
Michael L. Noel, Trustee	$70,500		None	None	$70,500
Mindy M. Posoff[2]	—		—	—	—
Robert M. Whitler, Trustee	$67,800		None	None	$67,800
Catherine Vacca, Chief Compliance Officer	$195,	000[3]	None	None	$195,	000[3]

[1]

David A. Goldfarb, Michael L. Noel and Robert M. Whitler deferred receipt of $12,000, $35,000 and $41,000, respectively, of such compensation pursuant to fee deferral arrangements. HighMark Funds provides no pension or retirement benefits to the Trustees but has adopted a deferred payment arrangement under which each Trustee who is to receive fees from HighMark Funds may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in one or more of the Funds on the normal payment date for such fees. For a summary of the Funds chosen by the Trustees electing to defer payment, please see the first footnote to the table above describing the dollar range of equity securities in the Funds owned by each Trustee.

[2]	Mindy M. Posoff was elected as a Trustee on October 8, 2010.
[3]	Reflects only the portion of Ms. Vacca’s compensation and benefits reimbursed by HighMark Funds to HCM.

Codes of Ethics

HighMark Funds, HCM, Bailard, Inc., Geneva Capital Management Ltd., LSV Asset Management, Zeigler Capital Management, LLC and the Distributor have each adopted a code of ethics (“Codes of Ethics”) pursuant to Rule 17j-1 of the 1940 Act, and these Codes of Ethics permit personnel covered by the Codes of Ethics to invest in securities, including securities that may be purchased or held by each Fund, subject to certain restrictions.

Investment Adviser

Investment advisory and management services are provided to each of the Funds by HCM, pursuant to an investment advisory agreement between HCM and HighMark Funds dated September 1, 1998, as amended from time to time (the “Investment Advisory Agreement”). HCM is a wholly-owned subsidiary of Union Bank, N.A. Union Bank, N.A. is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd., which is a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. Union Bank, N.A. and UnionBanCal Corporation have their principal business offices at 400 California Street, San Francisco, California 94104. The Bank of Tokyo-Mitsubishi UFJ, Ltd. has its principal business offices at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8388, Japan, and Mitsubishi UFJ has its principal business offices at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8330, Japan. HCM is a California corporation registered under the Investment Advisers Act of 1940. UB serves as custodian for each of the Funds. See “Transfer Agent, Custodian and Fund Accounting Services” below. HCM also serves as administrator to each of the Funds. See “Administrator and Sub-Administrator” below.

Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each particular Fund from year to year if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined above under “INVESTMENT RESTRICTIONS - Voting Information”), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund or by HCM. The Investment Advisory Agreement terminates automatically in the event of any assignment thereof, as defined in the 1940 Act.

HCM may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that HCM will choose to make such an agreement, any voluntary reductions in HCM’s advisory fee would lower the Fund’s expenses, and thus increase the Fund’s yield and total return, during the period such voluntary reductions are in effect.

The Investment Advisory Agreement provides that HCM will not be liable for any error of judgment or mistake of law or for any loss suffered by HighMark Funds in connection with HCM’s services under the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of HCM in the performance of its duties, or from reckless disregard by HCM of its duties and obligations thereunder.

For the services provided and expenses assumed by HCM pursuant to the Investment Advisory Agreement, HCM is entitled to receive fees from each Fund as described in that Fund’s Prospectus.

For the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, HCM received the following investment advisory fees:

	Fiscal Year Ended
	July 31, 2010		July 31, 2009		July 31, 2008
Fund*	Gross Fees	Net Fees**	Gross Fees	Net Fees**	Gross Fees	Net Fees**
Balanced Fund	$143,292	$20,923	$137,144	$27,456	$229,488	$173,799
Cognitive Value Fund	552,259	535,400	537,316	495,066	748,983	748,983
Core Equity Fund	383,372	301,590	408,486	316,606	726,551	669,687
Enhanced Growth Fund	530,415	499,256	626,566	584,140	1,023,270	1,023,270
Equity Income Fund	86,060	(38,888)	13,185	(24,700)	—	—
Fundamental Equity Fund	85,609	(27)	44,419	(9,370)	—	—
Geneva Mid Cap Growth Fund	1,510,568	1,342,537	181,111	181,111	—	—
Geneva Small Cap Growth Fund	67,395	(63)	3,989	(23,317)	—	—
International Opportunities Fund	2,105,767	2,105,767	1,980,622	1,927,106	3,587,397	3,587,397

Large Cap Growth Fund	560,723	463,346	478,153	408,490	765,722	741,513
Large Cap Value Fund	1,076,407	944,321	1,006,879	920,781	1,998,811	1,828,313
NYSE Arca Tech 100 Index Fund	681,361	561,664	94,648	84,001	—	—
Small Cap Advantage Fund	226,761	146,577	195,995	110,605	262,608	198,946
Small Cap Value Fund	776,121	539,360	819,275	645,383	1,779,250	1,736,329
Value Momentum Fund	1,956,442	1,927,676	1,538,397	1,501,492	2,594,868	2,594,868
Bond Fund	1,749,141	1,643,692	1,691,664	1,589,287	1,966,278	1,897,023
Short Term Bond Fund	370,945	282,992	201,409	114,367	218,457	173,445
California Intermediate Tax-Free Bond Fund	864,099	372,578	667,093	275,708	599,398	262,466
National Intermediate Tax-Free Bond Fund	497,801	143,798	387,758	55,294	341,492	(23,492)
Wisconsin Tax-Exempt Fund	773,361	482,901	110,960	96,499	—	—
100% U.S. Treasury Money Market Fund	2,274,398	0	2,320,962	941,713	2,608,245	2,567,478
California Tax-Free Money Market Fund	2,058,645	1,132,660	3,758,274	3,106,980	2,522,819	2,097,561
Diversified Money Market Fund	8,767,809	8,767,809	10,131,660	10,131,660	10,095,926	10,095,926
Treasury Plus Money Market Fund	523,803	(216)	372,479	—	—	—
U.S. Government Money Market Fund	3,239,827	70,527	2,976,997	2,284,176	2,327,606	2,224,642
Income Plus Allocation Fund	22,756	(71,706)	14,217	(61,334)	20,022	(22,715)
Growth & Income Allocation Fund	73,395	(65,508)	72,047	(41,266)	121,869	15,746
Capital Growth Allocation Fund	70,614	(85,814)	69,487	(35,123)	135,427	28,192
Diversified Equity Allocation Fund	12,032	(75,253)	7,780	(65,607)	10,803	(51,948)

*	The Fundamental Equity Fund commenced operations on August 1, 2008, the Treasury Plus Money Market Fund commenced operations on August 14, 2008, each of the Equity Income Fund, the Geneva Mid Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund commenced operations on June 8, 2009 and the Geneva Small Cap Growth Fund commenced operations on June 12, 2009, each after the end of HighMark Funds’ fiscal year ended July 31, 2008.
**	Amount reflects waivers and expense reimbursements by HCM.

Sub-Advisers

Large Cap Value Fund. Prior to May 1, 2010, Aronson+Johnson+Ortiz, L.P. (“AJO”), provided investment advisory services to the Large Cap Value Fund pursuant to the sub-advisory agreement effective March 31, 2003 between HCM and AJO. Effective May 1, 2010, HCM assumed day-to-day management of the Fund. For HighMark Funds’ fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, HCM paid AJO under AJO’s sub-advisory agreement $430,483, $502,813 and $914,178, respectively.

Small Cap Value Fund. Pursuant to a sub-advisory agreement effective October 1, 2001, between HCM and LSV Asset Management (“LSV”), LSV provides investment advisory services to the Small Cap Value Fund. Under its sub-advisory agreement, LSV is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund allocated to LSV as follows:

Fund Assets	Rate as a Percentage of Average Net Assets
Up to $50 million	0.65%
Over $50 million and not greater than $100 million	0.55%
Over $100 million	0.50%

Such fee is paid by HCM, and LSV receives no fees directly from the Small Cap Value Fund. For HighMark Funds’ fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, HCM paid LSV under LSV’s sub-advisory agreement $388,060, $406,387 and $980,198, respectively.

Cognitive Value Fund, Enhanced Growth Fund and International Opportunities Fund. Pursuant to sub-advisory agreements, effective as of April 3, 2006, between HCM and Bailard, Inc. (“Bailard”), Bailard provides investment advisory services to the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund. Under these sub-advisory agreements, Bailard is entitled to receive an amount equal to 50% of the total gross investment advisory fee for each of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund. Under the sub-advisory agreement relating to HighMark Cognitive Value Fund, Bailard is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund as follows:

Fund Assets	Rate as a Percentage of Average Net Assets
Up to $500 million	0.375%
Over $500	0.350%

Under the sub-advisory agreement relating to HighMark Enhanced Growth Fund, Bailard is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund as follows:

Fund Assets	Rate as a Percentage of Average Net Assets
Up to $500 million	0.375%
Over $500 million and not greater than $1 billion	0.350%
Over $1 billion	0.325%

Under the sub-advisory agreement relating to HighMark International Opportunities Fund, Bailard is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund as follows:

Fund Assets	Rate as a Percentage of Average Net Assets
Up to $250 million	0.475%
Over $250 million and not greater than $500 million	0.450%
Over $500 million and not greater than $1 billion	0.425%
Over $1 billion	0.400%

All such fees are paid by HCM, and Bailard receives no fees directly from the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund. For HighMark Funds’ fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, HCM paid Bailard under Bailard’s sub-advisory agreement relating to the Cognitive Value Fund $276,130, $268,310 and $374,583, respectively. For HighMark Funds’ fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, HCM paid Bailard under Bailard’s sub-advisory agreement relating to the Enhanced Growth Fund $265,208, $312,862 and $511,765, respectively. For HighMark Funds’ fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, HCM paid Bailard under Bailard’s sub-advisory agreement relating to the International Opportunities Fund $1,052,833, $988,953 and $1,794,157, respectively.

Equity Income Fund, NYSE Arca Tech 100 Index Fund and Wisconsin Tax-Exempt Fund. Prior to May 21, 2010, Ziegler Capital Management, LLC (“ZCM”) provided investment sub-advisory services to the Equity Income Fund, the NYSE Arca Tech 100 Fund and the

Wisconsin Tax-Exempt Fund pursuant to three sub-advisory agreements effective as of June 8, 2009, between HCM and ZCM (each a “Prior Sub-Advisory Agreement,” and collectively, the “Prior Sub-Advisory Agreements”).

Due to a “change of control” of ZCM, the Prior Sub-Advisory Agreements automatically terminated on May 21, 2010 in accordance with their terms as well as the terms of the 1940 Act. On May 19, 2010, in anticipation of the termination of the Prior Sub-Advisory Agreements, the Board, including the Independent Trustees, approved interim contracts between HCM and ZCM relating to the Equity Income Fund, the NYSE Arca Tech 100 Fund and the Wisconsin Tax-Exempt Fund (each an “Interim Sub-Advisory Agreement,” and collectively, the “Interim Sub-Advisory Agreements”). On October 8, 2010, the shareholders of the Equity Income Fund and the Wisconsin Tax-Exempt Fund approved new sub-advisory agreements between HCM and ZCM relating to such Funds, thereby terminating the Interim Sub-Advisory Agreements with respect to the Equity Income Fund and the Wisconsin Tax-Exempt Fund. On October 18, 2010, the shareholders of the NYSE Arca Tech 100 Index Fund approved the new sub-advisory agreement between HCM and ZCM relating to this Fund, thereby terminating the Interim Sub-Advisory Agreement with respect to the NYSE Arca Tech 100 Index Fund.

Each sub-advisory agreement with ZCM described above relating to the Wisconsin Tax-Exempt Fund provides that ZCM shall be paid monthly a fee equal with respect to any particular month to 50% of the total of (i) the gross advisory fee payable to HCM by the Fund with respect to such month, minus (ii) the lesser of (1) the amount waived or reimbursed to the Fund by HCM with respect to such month pursuant to any contractual commitments of HCM in effect on the date the Fund commenced operations and (2) the amount waived or reimbursed to the Fund by HCM with respect to such month, minus (iii) all payments made by HCM to financial intermediaries (including broker-dealers) relating to the Fund with respect to such month.

Each sub-advisory agreement with ZCM described above relating to the Equity Income Fund provides that ZCM shall be paid monthly a fee equal with respect to any particular month to 50% of the total of (i) the gross advisory fee payable to HCM by the Fund with respect to such month, minus (ii) all payments made by HCM to financial intermediaries (including broker-dealers) relating to the Fund with respect to such month.

Each sub-advisory agreement with ZCM described above relating to the NYSE Arca Tech 100 Index Fund provides that ZCM shall be paid monthly a fee equal with respect to any particular month to 50% of the total of (i) the gross advisory fee payable to HCM by the Fund with respect to such month, minus (ii) all payments made by HCM to financial intermediaries (including broker-dealers) relating to the Fund with respect to such month, minus (iii) all amounts paid by the Fund and/or HCM with respect to such month pursuant to any license agreement relating to the Fund’s use of the NYSE Arca Tech 100 Index and/or any marks Archipelago Holdings, Inc. or any successor thereto owns or to which it has rights.

All such fees are paid by HCM, and ZCM receives no such fees directly from the Equity Income Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund.

For HighMark Funds’ fiscal years ended July 31, 2010 and July 31, 2009, HCM paid ZCM under ZCM’s Prior Sub-Advisory Agreement relating to the Equity Income Fund $35,449 and $6,592, respectively. For HighMark Funds’ fiscal year ended July 31, 2010, HCM paid ZCM under ZCM’s Interim Sub-Advisory Agreement relating to the Equity Income Fund $7,509. For HighMark Funds’ fiscal years ended July 31, 2010 and July 31, 2009, HCM paid ZCM under ZCM’s Prior Sub-Advisory Agreement relating to the NYSE Arca Tech 100 Index Fund $244,716 and $42,935, respectively. For HighMark Funds’ fiscal year ended July 31, 2010, HCM paid ZCM under ZCM’s Interim Sub-Advisory Agreement relating to the NYSE Arca Tech 100 Index Fund $55,480. For HighMark Funds’ fiscal years ended July 31, 2010 and July 31, 2009, HCM paid ZCM under ZCM’s Prior Sub-Advisory Agreement relating to the Wisconsin Tax-Exempt Fund $171,564 and $55,480, respectively. For HighMark Funds’ fiscal year ended July 31, 2010, HCM paid ZCM under ZCM’s Interim Sub-Advisory Agreement relating to the Wisconsin Tax-Exempt Fund $53,963.

The amounts shown above with respect to the Interim Sub-Advisory Agreements reflect amounts held in escrow under the Interim Sub-Advisory Agreements for each Fund during the fiscal year ended July 31, 2010.

Geneva Mid Cap Growth Fund and Geneva Small Cap Growth Fund. Pursuant to two sub-advisory agreements effective as of June 8, 2009, between HCM and Geneva Capital Management Ltd. (“Geneva Capital”), Geneva Capital provides investment sub-advisory services to the Geneva Mid Cap Growth Fund and the Geneva Small Cap Growth Fund.

The sub-advisory agreements with Geneva Capital relating to the Geneva Mid Cap Growth Fund and the Geneva Small Cap Growth Fund provide that Geneva Capital shall be paid monthly a fee equal, with respect to any particular month, to 50% of the total of (i) the gross advisory fee payable to HCM by the applicable Fund with respect to such month, minus (ii) all payments made by HCM to certain financial intermediaries (including broker-dealers) relating to such Fund with respect to such month up to an amount not to exceed 0.10% of the average daily net assets of such Fund with respect to such month.

All such fees are paid by HCM, and Geneva Capital receives no such fees directly from the Geneva Mid Cap Growth Fund and the Geneva Small Cap Growth Fund.

For HighMark Funds’ fiscal years ended July 31, 2010 and July 31, 2009, HCM paid Geneva Capital under Geneva Capital’s sub-advisory agreement relating to the Geneva Mid Cap Growth Fund $755,284 and $90,545, respectively . For HighMark Funds’ fiscal year ended July 31, 2010 and July 31, 2009, HCM paid Geneva Capital und Geneva Capital’s sub-advisory agreement relating to the Geneva Small Cap Growth Fund $33,697 and $1,994, respectively .

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that each Fund’s portfolio managers managed as of July 31, 2010 (except as noted) as provided by HCM and the sub-advisers.

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets (in thousands)	Number of accounts	Assets (in thousands)	Number of accounts	Assets (in thousands)
Mikhail Alkhazov (1)	1	$183,227	0	$0	70	$152,753
Mikhail Alkhazov (2)	1	$13,991	0	$0	70	$152,753
Flavia Araujo (3)	1	$86,333	0	$0	13	$48,156
Flavia Araujo (4)	1	$15,610	0	$0	13	$48,156
Robert Bigelow (5)	1	$105,672	0	$0	11	$31,320
Robert Bigelow (6)	1	$203,998	0	$0	11	$31,320
Anthony Craddock (7)	0	$0	1	$43,255	2	$251,584
Amy S. Croen (8)	3	$166,121	0	$0	422	$1,136,400
Amy S. Croen (9)	3	$378,088	0	$0	422	$1,136,400
David Dillon (3)	1	$86,333	0	$0	9	$47,695
David Dillon (4)	1	$15,610	0	$0	9	$47,695
Richard Earnest (10)	1	$306,193	2	$117,377	21	$794,303
Richard Earnest (11)	1	$124,201	2	$117,377	21	$794,303
David J. Goerz III (12)	6	$189,403	0	$0	9	$752
David J. Goerz III (13)	6	$154,435	0	$0	9	$752
David J. Goerz III 14)	6	$197,860	0	$0	9	$752
David J. Goerz III (15)	6	$170,326	0	$0	9	$752
David J. Goerz III (16)	6	$173,715	0	$0	9	$752
David J. Goerz III (17)	6	$206,068	0	$0	9	$752
David J. Goerz III (18)	6	$189,661	0	$0	9	$752
Peter M. Hill (7)	0	$0	1	$43,255	5	$251,994
Paula Horn (19)	0	$0	0	$0	42	$581,732
Derek Izuel (13)	1	$23,917	0	$0	7	$13,875
Derek Izuel (18)	1	$59,143	0	$0	7	$13,875
Robert Kang (3)	1	$86,333	0	$0	5	$47,556
Robert Kang (4)	1	$15,610	0	$0	5	$47,556
Jeffrey Klein*(20)	1	$127,745	3	$793,292	34	$649,833
Jeffrey Klein*(21)	1	$375,280	3	$793,292	34	$649,833
Josef Lakonishok (22)	26	$6,744,276	36	$7,634,886	446	$38,635,013
Eric P. Leve (7)	0	$0	1	$43,255	7	$407,172
Todd Lowenstein (10)	1	$306,193	2	$117,377	21	$793,696
Todd Lowenstein (11)	1	$124,201	2	$117,377	21	$793,696
Gregory Lugosi (20)	1	$110,839	3	$794,985	35	$637,010
Gregory Lugosi (21)	1	$364,643	3	$794,985	35	$637,010
Puneet Mansharamani (22)	26	$6,744,276	36	$7,634,886	446	$38,635,013
E. Jack Montgomery (12)	2	$475,482	3	$794,985	31	$637,971
E. Jack Montgomery (20)	2	$117,042	3	$794,985	31	$637,971
E. Jack Montgomery (21)	2	$370,846	3	$794,985	31	$637,971
Raymond Mow (5)	2	$629,530	0	$0	8	$597
Raymond Mow (6)	2	$727,855	0	$0	8	$597
Thomas J. Mudge (23)	0	$0	0	$0	20	$218,510
Donald Nesbitt (1)	1	$183,227	0	$0	70	$152,753
Donald Nesbitt (2)	1	$13,991	0	$0	70	$152,753
Michelle J. Picard (8)	3	$166,121	0	$0	420	$1,128,900
Michelle J. Picard (9)	3	$378,088	0	$0	420	$1,128,900
William A. Priebe (8)	3	$166,121	0	$0	410	$1,131,200
William A. Priebe (9)	3	$378,088	0	$0	410	$1,131,200
William Scott Priebe (8)	3	$166,121	0	$0	413	$1,128,000
William Scott Priebe (9)	3	$378,088	0	$0	413	$1,128,000
George Rokas (3)	1	$86,333	0	$0	8	$47,748

George Rokas (4)	1	$15,610	0	$0	8	$47,748
Richard Scargill (19)	0	$0	0	$0	42	$581,732
Michael Sanders (19)	0	$0	0	$0	325	$1,446,432
George Y. Sokoloff (23)	0	$0	1	$54,828	2	$229,982
Keith Stribling (10)	1	$306,193	2	$117,377	16	$789,021
Keith Stribling (11)	1	$124,201	2	$117,377	16	$789,021
Sonya Thadhani (24)	0	$0	0	$0	4	$230,207
Menno Vermeulen (22)	26	$6,744,276	36	$7,634,886	446	$38,635,013
Kenneth Wemer (12)	2	$101,943	0	$0	14	$48,976
Kenneth Wemer (3)	2	$102,210	0	$0	14	$48,976
Kenneth Wemer (4)	2	$31,487	0	$0	14	$48,976
Eric Zenner (19)	0	$0	0	$0	42	$581,732

(1)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Equity Income Fund.
(2)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark NYSE Arca Tech Fund.
(3)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Fundamental Equity Fund.
(4)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Large Cap Growth Fund.
(5)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark California Intermediate Tax-Free Bond Fund.
(6)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark National Intermediate Tax-Free Bond Fund.
(7)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark International Opportunities Fund.
(8)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Geneva Mid Cap Growth Fund.
(9)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Geneva Small Cap Growth Fund.
(10)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Large Cap Value Fund.
(11)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Value Momentum Fund.
(12)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Balanced Fund.
(13)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Core Equity Fund.
(14)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Income Plus Allocation Fund.
(15)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Growth & Income Allocation Fund.
(16)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Capital Growth Allocation Fund.
(17)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Diversified Equity Allocation Fund.
(18)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Small Cap Advantage Fund.
(19)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Wisconsin Tax-Exempt Fund.
(20)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Bond Fund.
(21)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Short Term Bond Fund.
(22)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Small Cap Value Fund.
(23)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Cognitive Value Fund.
(24)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Enhanced Growth Fund.
*	Account information for Jeffrey Klein is as of October 31, 2010.

Accounts and Assets for which Advisory Fee is Based on Performance

Portfolio Manager*	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets (in thousands)	Number of accounts	Assets (in thousands)	Number of accounts	Assets (in thousands)
Josef Lakonishok	0	$0	0	$0	29	$5,114,319
Puneet Mansharamani	0	$0	0	$0	29	$5,114,319
George Y. Sokoloff	0	$0	1	$54,828	0	$0
Menno Vermeulen	0	$0	0	$0	29	$5,114,319

*	Portfolio managers not listed do not manage accounts for which the advisory fee is based on performance.

Ownership of Securities

The table below shows the dollar ranges of shares of a Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above as of July 31, 2010 (except as noted).

Portfolio Manager	Funds Managed	Dollar Range of Equity Securities in the Fund Beneficially Owned
Mikhail Alkazov	HighMark Equity Income Fund	$1 - $10,000
	HighMark NYSE Arca Tech 100 Index Fund	None
Flavia Araujo	HighMark Fundamental Equity Fund	None
	HighMark Large Cap Growth Fund	None
Robert Bigelow	HighMark California Intermediate Tax-Free Bond Fund	None
	HighMark National Intermediate Tax-Free Bond Fund	None
Anthony Craddock	HighMark International Opportunities Fund	$50,001 - $100,000
Amy S. Croen	HighMark Geneva Mid Cap Growth Fund	Over $1,000,000
	HighMark Geneva Small Cap Growth Fund	$100,001 - $500,000
David Dillon	HighMark Fundamental Equity Fund	None
	HighMark Large Cap Growth Fund	None
Richard Earnest	HighMark Large Cap Value Fund	None
	HighMark Value Momentum Fund	Over $1,000,000
David J. Goerz III	HighMark Balanced Fund	None
	HighMark Core Equity Fund	None
	HighMark Small Cap Advantage Fund	None
	HighMark Income Plus Allocation Fund	None
	HighMark Growth & Income Allocation Fund	None
	HighMark Capital Growth Allocation Fund	$1 - $10,000
	HighMark Diversified Equity Allocation Fund	None
Peter M. Hill	HighMark International Opportunities Fund	$100,001 - $500,000
Paula Horn	HighMark Wisconsin Tax-Exempt Fund	None
Derek Izuel	HighMark Core Equity Fund	$10,001 - $50,000
	HighMark Small Cap Advantage Fund	$10,001 - $50,000
Robert Kang	HighMark Fundamental Equity Fund	None
	HighMark Large Cap Growth Fund	None
Jeffrey Klein*	HighMark Bond Fund	None
	HighMark Short Term Bond Fund	None
Josef Lakonishok	HighMark Small Cap Value Fund	None

Eric P. Leve	HighMark International Opportunities Fund	$100,001 - $500,000
Todd Lowenstein	HighMark Large Cap Value Fund	None
	HighMark Value Momentum Fund	$50,001 - $100,000
Gregory Lugosi	HighMark Bond Fund	None
	HighMark Short Term Bond Fund	None
Puneet Mansharamani	HighMark Small Cap Value Fund	None
E. Jack Montgomery	HighMark Bond Fund	None
	HighMark Short Term Bond Fund	None
	HighMark Balanced Fund	None
Raymond Mow	HighMark California Intermediate Tax-Free Bond Fund	None
	HighMark National Intermediate Tax-Free Bond Fund	None
Thomas J. Mudge	HighMark Cognitive Value Fund	$100,001 - $500,000
Donald Nesbitt	HighMark Equity Income Fund	$50,001 - $100,000
	HighMark NYSE Arca Tech 100 index Fund	None
Michelle J. Picard	HighMark Geneva Mid Cap Growth Fund	$100,001 - $500,000
	HighMark Geneva Small Cap Growth Fund	$100,001 - $500,000
William A. Priebe	HighMark Geneva Mid Cap Growth Fund	Over $1,000,000
	HighMark Geneva Small Cap Growth Fund	$100,001 - $500,000
William Scott Priebe	HighMark Geneva Mid Cap Growth Fund	$50,001 - $100,000
	HighMark Geneva Small Cap Growth Fund	$10,001 - $50,000
George Rokas	HighMark Large Cap Growth Fund	None
	HighMark Fundamental Equity Fund	None
Richard Scargill	HighMark Wisconsin Tax-Exempt Fund	None
Michael Sanders	HighMark Wisconsin Tax-Exempt Fund	None
George Y. Sokoloff	HighMark Cognitive Value Fund	None
Keith Stribling	HighMark Large Cap Value Fund	None
	HighMark Value Momentum Fund	$100,001 - $500,000
Sonya Thadhani	HighMark Enhanced Growth Fund	$10,001- $50,000
Menno Vermeulen	HighMark Small Cap Value Fund	None
Kenneth Wemer	HighMark Balanced Fund	None
	HighMark Large Cap Growth Fund	None
	HighMark Fundamental Equity Fund	None
Eric Zenner	HighMark Wisconsin Tax-Exempt Fund	None

*	Information for Jeffrey Klein is as of October 31, 2010.

Compensation

Depending on the Fund, a portfolio manager’s compensation is paid by HCM or one of the Sub-Advisers. The Adviser and each of the Sub-Advisers have provided HighMark Funds with a description of how a portfolio manager’s compensation is determined.

HighMark Capital Management, Inc.

Each of the portfolio managers for each Fund (except for HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund, HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark International Opportunities Fund, HighMark Large Cap Value Fund, HighMark NYSE Arca Tech 100 Index Fund, HighMark Small Cap Value Fund, and HighMark Wisconsin Tax-Exempt Fund) receives a salary from the Adviser and participates in the Adviser’s incentive compensation plan, which is an annual plan that pays a cash bonus. The portfolio managers are also eligible to participate in the Adviser’s long-term incentive compensation plan. A portfolio manager’s bonus is generally a percentage of his or her salary and is based on (1) an evaluation of the manager’s investment performance, (2) achievement of budgeted financial goals and (3) meeting of business objectives determined by a portfolio manager’s direct supervisor. In evaluating investment performance, the Adviser generally considers the one-, two- and three-year (or shorter period if applicable) performance of mutual funds and other accounts under a portfolio manager’s oversight relative, solely or in part, to the peer groups and/or market indices noted below. To encourage exchange of information and support, a part of a portfolio manager’s investment performance evaluation is also based on the performance of other HighMark Funds or other accounts that the portfolio manager does not manage. A portfolio manager may also be compensated for providing securities/quantitative analysis for certain HighMark Funds, where applicable.

Portfolio Manager	Peer Group
Flavia Araujo	Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Cap Growth Category and the Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); and Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

Robert Bigelow	Morningstar Muni California Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund); iMoneyNet Tax-Free California Retail (with respect to HighMark California Tax-Free Money Market Fund); Morningstar General Intermediate Term Bond Category and Barclays Capital U.S. Aggregate Bond Index (with respect to HighMark Bond Fund and the fixed income portion of HighMark Balanced Fund); Morningstar Short Duration Bond Category and Barclays Capital 1-3 Year U.S. Government/Credit Index (with respect to HighMark Short Term Bond Fund); iMoneyNet 100% Treasury (with respect to HighMark Treasury Plus Money Market Fund); iMoneyNet U.S. Government & Agency (with respect to HighMark U.S. Government Money Market Fund) and iMoneyNet First Tier (with respect to HighMark Diversified Money Market Fund)

David Dillon	Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Cap Growth Category and the Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); and Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

Richard Earnest	Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Cap Growth Category and Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); and Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

David J. Goerz III	Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); Morningstar General Intermediate Term Bond Category and Barclays Capital U.S. Aggregate Bond Index (with respect to HighMark Bond Fund and the fixed income portion of HighMark Balanced Fund); Morningstar Large Cap Growth Category and Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund); Morningstar Large Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Muni California Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund); Morningstar Short Duration Bond Category and Barclays Capital 1-3 Year U.S. Government/Credit Index (with respect to HighMark Short Term Bond Fund); a blended index of 30% S&P 500, 65% Barclays Capital U.S. Aggregate Bond and 5% 90-Day T-Bill (with respect to HighMark Income Plus Allocation Fund); Morningstar Moderate Allocation Category and a blended index of 60% S&P 500, 35% Barclays Capital U.S. Aggregate Bond and 5% 90-Day T-Bill (with respect to HighMark Growth & Income Allocation Fund); a blended index of 80% S&P 500, 15% Barclays Capital U.S. Aggregate Bond and 5% 90-Day T-Bill (with respect to HighMark Capital Growth Allocation Fund); a blended index of 70% S&P 500, 15% Russell 2000 and 15% MSCI EAFE (with respect to HighMark Diversified Equity Allocation Fund); iMoneyNet 100% Treasury (with respect to HighMark Treasury Plus Money Market Fund); iMoneyNet Tax-Free California Retail (with respect to HighMark California Tax-Free Money Market Fund); iMoneyNet First Tier (with respect to HighMark Diversified Money Market Fund) and iMoneyNet U.S. Government and Agency (with respect to HighMark U.S. Government Money Market Fund)

Derek Izuel	Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund); Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); and Morningstar Large Cap Growth Category and Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund)

Robert Kang	Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Cap Growth Category and the Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); and Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

Jeffrey Klein

Morningstar General Intermediate Term Bond Category and Barclays Capital U.S. Aggregate Bond Index (with respect to HighMark Bond Fund and the fixed income portion of HighMark Balanced Fund); Morningstar Short Duration Bond Category and Barclays Capital 1-3 Year U.S. Government/ Credit Index (with respect to HighMark Short Term Bond Fund); Morningstar Muni California Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund); iMoneyNet Tax-Free California Retail (with respect to HighMark California Tax-Free Money Market Fund); iMoneyNet 100% Treasury (with respect to HighMark Treasury Plus Money Market Fund); iMoneyNet U.S. Government & Agency (with respect to HighMark U.S. Government Money Market Fund) and iMoneyNet First Tier (with respect to HighMark Diversified Money Market Fund)

Todd Lowenstein	Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Cap Growth Category and Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); and Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

Gregory Lugosi	Morningstar General Intermediate Term Bond Category and Barclays Capital U.S. Aggregate Bond Index (with respect to HighMark Bond Fund and the fixed income portion of HighMark Balanced Fund); Morningstar Short Duration Bond Category and Barclays Capital 1-3 Year U.S. Government/

Credit Index (with respect to HighMark Short Term Bond Fund); Morningstar Muni California Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund); iMoneyNet Tax-Free California Retail (with respect to HighMark California Tax-Free Money Market Fund); iMoneyNet 100% Treasury (with respect to HighMark Treasury Plus Money Market Fund); iMoneyNet U.S. Government & Agency (with respect to HighMark U.S. Government Money Market Fund) and iMoneyNet First Tier (with respect to HighMark Diversified Money Market Fund)

E. Jack Montgomery	Morningstar General Intermediate Term Bond Category and Barclays Capital U.S. Aggregate Bond Index (with respect to HighMark Bond Fund and the fixed income portion of HighMark Balanced Fund); Morningstar Short Duration Bond Category and Barclays Capital 1-3 Year U.S. Government/ Credit Index (with respect to HighMark Short Term Bond Fund); Morningstar Muni California Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund); iMoneyNet Tax-Free California Retail (with respect to HighMark California Tax-Free Money Market Fund); iMoneyNet 100% Treasury (with respect to HighMark Treasury Plus Money Market Fund); iMoneyNet U.S. Government & Agency (with respect to HighMark U.S. Government Money Market Fund) and iMoneyNet First Tier (with respect to HighMark Diversified Money Market Fund)

Raymond Mow	Morningstar Muni California Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund) ; iMoneyNet Tax-Free California Retail (with respect to HighMark California Tax-Free Money Market Fund); Morningstar General Intermediate Term Bond Category and Barclays Capital U.S. Aggregate Bond Index (with respect to HighMark Bond Fund and the fixed income portion of HighMark Balanced Fund); Morningstar Short Duration Bond Category and Barclays Capital 1-3 Year U.S. Government/Credit Index (with respect to HighMark Short Term Bond Fund); iMoneyNet 100% Treasury (with respect to HighMark Treasury Plus Money Market Fund); iMoneyNet U.S. Government & Agency (with respect to HighMark U.S. Government Money Market Fund) and iMoneyNet First Tier (with respect to HighMark Diversified Money Market Fund)

George Rokas	Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Cap Growth Category and the Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); and Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

Keith Stribling	Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Cap Growth Category and Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); and Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

Kenneth Wemer	Morningstar Large Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund and the HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Cap Growth Category and the Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); and Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

Bailard, Inc.

Mr. Mudge, Mr. Craddock, Mr. Leve and Dr. Sokoloff are each paid a base salary, an “investment performance” bonus relating to the Fund each manages and, potentially, an additional discretionary bonus. The investment performance bonus is designed to be significant but not so significant that it would encourage extreme risk taking. It is based on the relevant Fund’s return ranking relative to a dynamic subset of that Fund’s peer group: Morningstar Small Cap Value Category (for HighMark Cognitive Value Fund) and Morningstar Foreign Large Blend Category (for HighMark International Opportunities Fund). The discretionary bonus, if any, reflects the pre-tax profitability of Bailard and the portfolio manager’s contribution to meeting Bailard’s general corporate goals.

Mr. Hill and Ms. Thadhani’s compensation consists primarily of a base salary, a significant discretionary cash bonus and a stock bonus. The cash bonus reflects Bailard’s profitability and Mr. Hill and Ms. Thadhani’s contribution to Bailard’s corporate goals. The stock bonus is linked by formula to the revenue and profitability growth of Bailard, Inc. None of Mr. Hill’s compensation is based directly on the performance of HighMark International

Opportunities Fund. None of Ms. Thadhani’s compensation is based directly on the performance of HighMark Enhanced Growth Fund.

LSV Asset Management

Each LSV portfolio manager’s compensation consists of a salary and a discretionary bonus. Each of the portfolio managers is also a partner in LSV and as such receives a portion of the overall profit of the firm as part of the portfolio manager’s ownership interests. The bonus is based on the profitability of LSV and individual performance. Individual performance is subjective and may be based on a number of factors, such as an individual’s leadership and contribution to the strategic planning and development of the investment group.

Ziegler Capital Management, LLC (ZCM)

The ZCM portfolio managers, receive a base salary plus incentive compensation. They are generally eligible for profit sharing contributions, should the firm make such payments. The amount of incentive compensation ranges between 0%—100% of base salary. Compensation is based on the performance of the overall business unit as well as specific investment performance versus relevant benchmarks as well as relevant peer group. Overall company performance is also considered in the overall plan.

Geneva Capital Management Ltd. (Geneva Capital)

The members of the portfolio management team for the Geneva Mid Cap Growth Fund and Geneva Small Cap Growth Fund consist of Amy S. Croen, William A. Priebe, Michelle J. Picard and William Scott Priebe, all of whom are associated with Geneva Capital.

The Geneva Mid Cap Growth Fund’s and Geneva Small Cap Growth Fund’s investment professionals are all current principals of Geneva Capital. All investment professionals receive a competitive, market driven, base salary. In addition to base salary, investment professionals who are also shareholders of the firm receive a fixed percentage of Geneva Capital’s profits based on their respective ownership stake in the company. Other investment professionals, including analysts and portfolio managers, may also receive a discretionary bonus based on their individual contribution to the investment strategy and the firm’s overall success. Additionally, Geneva Capital continually evaluates ways to incent investment professionals who make a positive long term impact. This may include an offer to purchase equity in the firm. Equity participation is offered on an invitation only basis. Geneva Capital believes this compensation plan encourages investment professionals to focus on the long term.

Potential Conflicts of Interest in Managing Multiple Accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. HCM, the sub-advisers and the Board of Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Board of Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Adviser-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

A Fund’s portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel of the Adviser, including a Fund’s portfolio manager(s), are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by HCM, HighMark Funds and the sub-advisers that contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Portfolio Transactions

Pursuant to the Investment Advisory Agreement, HCM, and, with respect to the Funds that have sub-advisers, pursuant to the sub-advisory agreements, the sub-advisers, determine, subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities for the Bond Fund, the Short Term Bond Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the Wisconsin Tax-Exempt Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, the California Tax-Free Money Market Fund and the Treasury Plus Money Market Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Securities purchased by the Cognitive Value Fund, the Core Equity Fund, the Enhanced Growth Fund, the Equity Income Fund, the Fundamental Equity Fund, the Geneva Mid Cap Growth Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the NYSE Arca Tech 100 Index Fund, the Small Cap Advantage Fund, the Small Cap Value Fund and the Value Momentum Fund will generally involve the payment of a brokerage fee. Portfolio transactions for the Balanced Fund may be principal transactions or involve the payment of brokerage commissions. While the Adviser generally seeks competitive spreads or commissions on behalf of each of the Funds, the Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokerage will at times be allocated to firms, including affiliated brokers such as Morgan Stanley & Co., that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by HighMark Funds. Such information may be useful to the Adviser in serving both HighMark Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to HighMark Funds.

To the extent permitted by applicable rules and regulations, as mentioned above, the Adviser may execute portfolio transactions through, and pay a brokerage fee to, one or more affiliates of the Adviser. As contemplated by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures that provide that commissions paid to such affiliates must be fair and reasonable compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board of Trustees will review reports of such affiliated brokerage transactions in connection with the foregoing standard. HighMark Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with, UB, or its affiliates, and will not give preference to correspondents of UB with respect to such securities, savings deposits, repurchase agreements and reverse repurchase agreements.

Investment decisions for each Fund are made independently from those for the other Funds or any other investment company, investment portfolio or account managed by the Adviser. However, any such other investment company, investment portfolio or account may invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company, investment portfolio or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Adviser believes to be equitable to the Fund(s) and such other investment company, investment portfolio or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies, investment portfolios or accounts in order to obtain best execution. As provided in the Investment Advisory Agreement and the sub-advisory agreements between HCM and the sub-advisers, in making investment recommendations for HighMark Funds, HCM or the sub-advisers will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by HighMark Funds is a customer of HCM, the sub-advisers, their parent or its subsidiaries or affiliates and, in dealing with its commercial customers, HCM and the sub-advisers, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by HighMark Funds.

During the following fiscal years, the Funds listed below paid the following aggregate brokerage commissions:

Fiscal Year Ended

Fund*	July 31, 2010	July 31, 2009	July 31, 2008
Balanced Fund	$16,291	$40,861	$27,311
Cognitive Value Fund	350,305	455,869	505,506
Core Equity Fund	277,240	177,691	261,491
Enhanced Growth Fund	30,437	119,387	98,786
Equity Income Fund	30,649	8,410	—
Fundamental Equity Fund	15,188	39,483	—
Geneva Mid Cap Growth Fund	111,317	15,239	—
Geneva Small Cap Growth Fund	15,753	4,958	—
International Opportunities Fund	819,356	1,333,833	1,762,107
Large Cap Growth Fund	118,898	168,895	126,293
Large Cap Value Fund	311,995	127,262	195,545
NYSE Arca Tech 100 Index Fund	82,742	7,000	—
Small Cap Advantage Fund	88,382	75,580	104,845
Small Cap Value Fund	51,526	76,691	110,111
Value Momentum Fund	187,594	199,582	271,572

*	The Fundamental Equity Fund commenced operations on August 1, 2008, after the end of HighMark Funds’ fiscal year ended July 31, 2008. Each of the Equity Income Fund, the Geneva Mid Cap Growth Fund and the NYSE Arca Tech 100 Index Fund commenced operations on June 8, 2009, after the end of HighMark Funds’ fiscal year ended July 31, 2008. The Geneva Small Cap Growth Fund commenced operations on June 12, 2009, after the end of HighMark Funds’ fiscal year ended July 31, 2008.

The table below lists the amount of brokerage transactions of the Funds directed to brokers during the fiscal year ended July 31, 2010 because of research and other services provided, and the commissions related to these transactions:

Fund	Amount of Transactions	Amount of Commissions
Balanced Fund	$10,318,575	$16,291
Cognitive Value Fund	152,804,080	217,851
Core Equity Fund	127,120,822	277,240
Enhanced Growth Fund	27,311,217	28,799
Equity Income Fund	18,941,107	30,649
Fundamental Equity Fund	9,722,350	15,188
Geneva Mid Cap Growth Fund	114,587,783	111,317
Geneva Small Cap Growth Fund	12,964,092	15,753
International Opportunities Fund	320,726,119	765,649
Large Cap Growth Fund	81,125,939	118,885
Large Cap Value Fund	149,710,931	167,264
NYSE Arca Tech 100 Index Fund	72,804,619	82,742
Small Cap Advantage Fund	38,383,169	88,382
Value Momentum Fund	108,497,457	187,594

Certain Funds acquired during the fiscal year ended July 31, 2010 securities issued by “regular broker-dealers” of such Funds or their parents, as that term is defined in Rule 10b-1 under the 1940 Act. The value of such securities of each issuer held by each such Fund as of July 31, 2010 is set forth in the table below.

Fund	Broker	Value of Broker’s Securities Held as of 7/31/10 (in thousands)
Balanced Fund	Bank of America	$105
	Goldman Sachs Group	423
	Morgan Stanley	104
	Wells Fargo	574
	Wachovia Capital Trust I	98

Cognitive Value Fund	Investment Technology Group Inc	—

Core Equity Fund	JP Morgan Chase	1,600
	Bank of America	—
	Goldman Sachs Group	756

Equity Income Fund	Wells Fargo	213

Fundamental Equity Fund	Goldman Sachs Group	411

International Opportunities Fund	Credit Agricole	—
	Nomura Holdings	—
	Mizuho Financial Group	653
	Banco Santander	1,039
	Royal Bank of Canada	627
	Deutsche Bank	1,397
	Credit Suisse Group	1,388

Large Cap Growth Fund	Goldman Sachs Group	1,507
	JP Morgan Chase	870

Large Cap Value Fund	Goldman Sachs Group	1,908
	Bank of New York Mellon	1,020

Value Momentum Fund	JP Morgan Chase	11,254
	Bank of America	6,018
	Goldman Sachs Group	4,645
	Bank of New York Mellon	3,806
	Wells Fargo	5,762

Bond Fund	Morgan Stanley	5,719
	Bank of America	3,140
	Merrill Lynch	—
	Wachovia Capital Trust I	2,631
	Wells Fargo	2,069

Short Term Bond Fund	Wells Fargo	2,109
	Bank of America	1,058

Diversified Money Market Fund	Citigroup Funding	—
	Citibank NA Nassau	—

	Citibank NA	—
	Deutsche Bank Cayman	—
	JP Morgan Chase Bank	—
	Chase Manhattan Bank	—
	Chase Bank USA	—
U.S. Government Money Market Fund	Citigroup Funding	—

Administrator and Sub-Administrator

HCM, in addition to serving as investment adviser, serves as administrator (the “Administrator”) to each of the Funds pursuant to the administrative services agreement dated as of December 10, 2007 between HighMark Funds and HCM (the “Administration Agreement”). Prior to December 10, 2007 HighMark Funds and HCM were party to an administrative services agreement dated December 1, 2005 (the “Prior Administration Agreement”).

Pursuant to the Administration Agreement, HCM provides the Funds with all administrative services necessary or appropriate for the operation of HighMark Funds, including recordkeeping and regulatory reporting, regulatory compliance, blue sky, tax reporting, transmission of regular shareholder communications, supervision of third party service providers and fund accounting services, all suitable office space for HighMark Funds, all necessary administrative facilities and equipment, and all personnel necessary for the efficient conduct of the affairs of HighMark Funds. As described below, HCM has delegated part of its responsibilities under the Administration Agreement to BNY Mellon Investment Servicing.

HCM is entitled to a fee, which is calculated daily and paid monthly in arrears, at an annual rate of 0.15% of the first $8 billion of the average daily net assets of HighMark Funds and 0.14% of such average daily net assets in excess of $8 billion. Under the Prior Administration Agreement, HCM was entitled to a fee, which was calculated daily and paid monthly in arrears, at an annual rate of 0.15% of the first $10 billion of the average daily net assets of HighMark Funds and 0.145% of such average daily net assets in excess of $10 billion.

The Administration Agreement is renewed automatically for successive annual terms unless written notice not to renew is given by either party at least 120 days prior to the expiration of the then-current term. The Administration Agreement is terminable prior to the expiration of the current term by either party, in the event of a material breach of the Administration Agreement, upon the giving of written notice, specifying the date of termination, provided such notice is given at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of HCM, or the reckless disregard by HCM of its obligations and duties under the Administration Agreement, HCM shall not be subject to any liability to HighMark Funds, for any act or omission in the course of, or connected with, the rendering of services under the Administration Agreement. So long as HCM acts with good faith and due diligence, HighMark Funds will indemnify HCM from and against any and all actions, suits and claims, and all losses, fees and expenses arising directly or indirectly from its administration relationship with HighMark Funds or other services rendered to HighMark Funds. HighMark

Funds is not obligated to indemnify HCM for any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

BNY Mellon Investment Servicing, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-administrator (the “Sub-Administrator”) and accounting agent pursuant to a sub-administration agreement dated as of December 3, 2007, between HCM and BNY Mellon Investment Servicing (the “Sub-Administration Agreement”). BNY Mellon Investment Servicing is an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Funds’ operations except those performed by the Administrator or Adviser; (b) supplies the Funds with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including but not limited to the calculation of the NAV of each class of the Funds and regulatory administration services and administrative services; (c) prepares and distributes materials for all meetings of the Board of Trustees, including the mailing of all materials for the Board of Trustees, collates the same materials into the books for the Board of Trustees and assists in the drafting of minutes of the meetings of the Board of Trustees; (d) prepares reports to Funds’ shareholders, tax returns and reports to and filings with the SEC and state “Blue Sky” authorities; (e) maintains the Funds’ accounting books and records; (f) provides compliance testing of all the Funds’ activities against applicable requirements of the 1940 Act and the rules thereunder, the Code and the Funds’ investment restrictions; (g) furnishes to the Adviser certain statistical and other factual information and (h) generally provides all administrative services that may be required for the ongoing operation of the Funds in a manner consistent with the requirements of the 1940 Act.

The Administrator pays BNY Mellon Investment Servicing for the services it provides at the annual rate of .025% of the first $8 billion of the Funds’ aggregate average net assets and .015% of the Funds’ aggregate average net assets in excess of $8 billion. The Sub-Administration Agreement further provides that BNY Mellon Investment Servicing will be paid certain compliance support and filing service fees, as well as blue sky registration filing fees and out of pocket expenses.

For its services as administrator and expenses assumed pursuant to the Administration Agreement dated December 10, 2007 and the Prior Administration Agreement dated December 1, 2005, HCM was paid the following fees:

	Fiscal Year Ended
	July 31, 2010		July 31, 2009		July 31, 2008
Fund*	Gross Fees	Net Fees**	Gross Fees	Net Fees**	Gross Fees	Net Fees**
Balanced Fund	$35,751	$34,668	$34,185	$31,290	$57,187	$50,504
Cognitive Value Fund	110,230	106,976	107,145	98,070	149,305	134,846
Core Equity Fund	95,643	93,006	101,813	101,421	181,060	159,783
Enhanced Growth Fund	105,869	102,773	124,935	114,353	203,978	175,169
Equity Income Fund	23,420	22,795	3,574	3,167	—	—
Fundamental Equity Fund	21,362	20,671	11,071	10,133	—	—
Geneva Mid Cap Growth Fund	301,545	291,766	35,999	32,253	—	—
Geneva Small Cap Growth Fund	10,094	9,670	594	517	—	—
International Opportunities Fund	331,799	322,054	312,729	286,239	575,064	510,986

Large Cap Growth Fund	139,887	136,049	119,165	109,071	190,971	169,170
Large Cap Value Fund	268,518	262,881	250,952	229,696	498,113	438,706
NYSE Arca Tech 100 Index Fund	290,083	281,839	39,680	35,437	---	---
Small Cap Advantage Fund	35,732	34,689	30,852	28,239	51,915	47,255
Small Cap Value Fund	116,169	113,071	122,514	112,137	266,144	231,549
Value Momentum Fund	488,105	474,516	383,386	350,909	646,941	571,718
Bond Fund	523,697	507,114	506,014	463,159	587,842	522,932
Short Term Bond Fund	138,863	133,864	75,301	68,923	81,644	72,464
California Intermediate Tax-Free Bond Fund	258,725	249,797	199,539	182,640	179,205	159,528
National Intermediate Tax-Free Bond Fund	149,045	144,312	115,983	106,160	102,094	90,764
Wisconsin Tax-Exempt Fund	231,537	224,315	33,083	29,285	---	---
Treasury Plus Money Market Fund	261,370	83,526	185,852	58,854	---	---
100% U.S. Treasury Money Market Fund	1,134,797	485,986	1,157,182	890,799	1,300,349	1,160,195
California Tax-Free Money Market Fund	1,026,763	999,286	1,873,723	1,715,043	1,255,732	1,133,209
Diversified Money Market Fund	4,373,802	4,256,480	5,050,938	4,623,165	5,027,655	4,500,094
U.S. Government Money Market Fund	1,616,590	920,042	1,484,066	1,291,482	1,158,725	1,035,075
Income Plus Allocation Fund	19,471	18,779	12,150	11,121	16,237	14,337
Growth & Income Allocation Fund	62,785	60,870	61,571	56,356	99,030	87,695
Capital Growth Allocation Fund	60,404	58,641	59,380	54,341	109,979	97,276
Diversified Equity Allocation Fund	10,294	9,959	6,648	6,085	30,892	29,917

*

The Fundamental Equity Fund commenced operations on August 1, 2008, and the Treasury Plus Money Market Fund commenced operations on August 14, 2008, each of the Equity Income Fund, the Geneva Mid Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund commenced operations on June 8, 2009 and the Geneva Small Cap Growth Fund commenced operations on June 12, 2009, each after the end of HighMark Funds’ fiscal year ended July 31, 2008.

**	Amount includes waivers and expenses reimbursements by HCM.

Federal Bank Laws and Regulations

Because HCM is a wholly owned subsidiary of a bank, HCM’s activities are subject to, and may be limited by, applicable federal banking law and regulations. It is possible that the regulatory structure governing banks and their affiliates could change at some point to prevent or restrict HCM from continuing to perform its services for HighMark Funds. Depending upon the nature of these changes, the Board of Trustees would review HighMark Funds’ relationship with HCM and the sub-advisers and consider taking all the action necessary in the circumstances.

Shareholder Servicing Plans

HighMark Funds has adopted three Shareholder Servicing Plans, one for Fiduciary Shares, one for Class A Shares, and one for Class B Shares (collectively, the “Servicing Plans”) pursuant to which a Fund is authorized to pay compensation to financial institutions (each a “Service Provider”), which may include the Distributor, Bank of Tokyo-Mitsubishi UFJ Trust Company, UB, HCM or their respective affiliates, that agree to provide or to compensate other service providers to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of a Fund. In the case of Fiduciary Shares, HCM has been designated a “Master Service Provider” who, in consideration for such services, is compensated by a Fund at a maximum annual rate of up to 0.25% of the average daily NAV of the Fiduciary Shares of such Fund. The Master Service Provider in turn compensates any other Service Provider providing shareholder services pursuant to the Fiduciary Shares Servicing Plan, as applicable. Such compensation is the sole obligation of the Master Service Provider. The amount payable to a Master Service Provider is not limited by the amount of expenses incurred by the Master Service Provider or any other Service Provider engaged by the Master Service Provider. In the case of Class A Shares and Class B Shares, in consideration for such services, a Service Provider is compensated by a Fund at a maximum annual rate of up to 0.25% of the average daily NAV of the applicable class of Shares of such Fund.

The servicing agreements adopted under the Services Plans (the “Servicing Agreements”) require the Service Provider receiving such compensation to perform certain shareholder support services as set forth in the Servicing Agreements with respect to the beneficial or record owners of Shares of one or more of the Funds. Such shareholder support services may include, but are not limited to, (i) maintaining shareholder accounts; (ii) providing information periodically to shareholders showing their positions in Shares; (iii) arranging for bank wires; (iv) responding to shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from shareholders concerning their investments in Shares; (vi) forwarding shareholder communications from HighMark Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing such orders with HighMark Funds or its service providers; (viii) assisting shareholders in changing dividend options, account designations, and addresses; (ix) providing subaccounting with respect to Shares beneficially owned by shareholders; (x) processing dividend payments from HighMark Funds on behalf of the shareholders; (xi) providing information regarding fund performance, market trends and other information to shareholders through the internet and/or through written and oral communications, hosting fund websites for shareholder access and information and providing data feeds; (xii) providing assistance to shareholders and financial intermediaries, including affiliates, regarding shareholder accounts, as needed; and (xiii) providing such other similar services as HighMark Funds may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

Expenses

HighMark Funds’ service providers bear all expenses in connection with the performance of their respective services, except that each Fund will bear expenses including, but not limited to, the following, relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of HCM, UB, BNY Mellon Investment Servicing or the Distributor, a percentage of the compensation, benefits, travel and entertainment expenses of the Chief Compliance Officer, SEC fees and state fees and expenses, NSCC trading charges, certain insurance premiums, outside and, to the extent authorized by HighMark Funds, inside auditing and legal fees and expenses, expenses in connection with the review and signing of HighMark Funds’ tax returns, local tax agent fees, fees charged by rating agencies in having the Fund’s Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian, administrator and transfer agent, fees paid to Lipper (an independent fund expenses analysis provided to the Trustees), expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing reports and prospectuses for regulatory purposes and for distribution to current shareholders, costs and expenses of shareholders’ and Trustees’ reports and meetings and any extraordinary expenses.

Distributor

HighMark Funds Distributors, Inc. (the “Distributor”) is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Distributor serves as the principal underwriter of the Funds’ Shares pursuant to an underwriting agreement (the “Underwriting Agreement”) with the Funds. Pursuant to the terms of the Underwriting Agreement, the Distributor is granted the right to sell the Shares of the Funds as agent for the Funds. Shares of the Funds are offered continuously. From January 1, 2008 through November 30, 2008, BNY Mellon Distributors Inc. (formerly, known as PFPC Distributors, Inc.) (“BNY Mellon Distributors”), served as the distributor of HighMark Funds. The Distributor is a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

Under the terms of the Underwriting Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of Shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation.

To the extent that the Distributor receives fees under the distribution plan of a Fund adopted under Rule 12b-1 under the 1940 Act (a “Distribution Plan”), the Distributor will furnish or enter into arrangements with financial intermediaries for the furnishing of marketing or sales services or for providing services to shareholders of the Funds, pursuant to such plan. Moreover, to the extent that the Distributor receives shareholder services fees under any Shareholder Servicing Plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of shareholder support services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan.

Shares of HighMark Funds are sold by the Distributor on behalf of the Funds. The Underwriting Agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or negligence in the performance of its duties or of reckless disregard of its obligations and duties under the agreement, will not be liable to the Funds or the Funds’ shareholders for losses arising in connection with the sale of the Funds’ Shares.

The Underwriting Agreement terminates automatically in the event of an assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to the Funds (i) by vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of a Fund’s Distribution Plan or in the Underwriting Agreement or by vote of a majority of the outstanding voting securities of the Funds on sixty (60) days’ written notice to the Distributor or (ii) by the Distributor on sixty (60) days’ written notice to the Funds.

From December 1, 2008 through July 31, 2010, Shares of HighMark Funds were sold on a continuous basis by the Distributor. For HighMark Funds’ fiscal years ended July 31, 2010 and July 31, 2009, below are the aggregate amounts of underwriting commissions received by the Distributor from sales charges on the sale of Fund shares and the amounts retained by the Distributor after the payment of any dealer allowance:

	Fiscal Year Ended July 31, 2010		Fiscal Year Ended July 31, 2009
Fund*	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter
Balanced Fund	$12,228	$1,183	$3,611	$339
Cognitive Value Fund	16,272	1,658	5,313	556
Core Equity Fund	1,227	126	1,933	224
Enhanced Growth Fund	41,591	4,155	4,421	472
Equity Income Fund	14,287	1,404	1,740	170
Fundamental Equity Fund	17	2	0	0
Geneva Mid Cap Growth Fund	148,795	14,983	14,301	1,475
Geneva Small Cap Growth Fund	6,875	694	5	1
International Opportunities Fund	24,842	2,455	4,691	470
Large Cap Growth Fund	11,607	1,195	2,501	243
Large Cap Value Fund	8,625	853	11,963	1,234
NYSE Arca Tech 100 Index Fund	129,879	12,987	17,804	1,699
Small Cap Advantage Fund	2,879	291	3,880	389
Small Cap Value Fund	22,519	2,243	2,878	572
Value Momentum Fund	24,855	2,486	7,162	754
Bond Fund	82,826	8,155	18,515	1,862
Short Term Bond Fund	82,088	7,877	38,313	3,961
California Intermediate Tax-Free Bond Fund	170,471	16,624	92,147	9,722
National Intermediate Tax-Free Bond Fund	49,725	4,542	74,403	7,388
Wisconsin Tax-Exempt Fund	155,503	14,463	5,842	567
100% U.S. Treasury Money Market Fund	0	0	0	0
California Tax-Free Money Market Fund	0	0	0	0
Diversified Money Market Fund	0	0	0	0
Treasury Plus Money Market Fund	0	0	0	0
U.S. Government Money Market Fund	0	0	0	0
Income Plus Allocation Fund	117,479	11,762	28,920	2,888
Growth & Income Allocation Fund	200,237	19,959	58,211	5,778
Capital Growth Allocation Fund	152,045	15,143	58,109	5,747
Diversified Equity Allocation Fund	27,942	2,787	19,833	1,997

*

The Fundamental Equity Fund commenced operations on August 1, 2008, the Treasury Plus Money Market Fund commenced operations on August 14, 2008, each of the Equity Income Fund, the Geneva Mid Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund commenced operations on June 8, 2009 and the Geneva Small Cap Growth Fund commenced operations on June 12, 2009, each after the end of HighMark Funds’ fiscal year ended July 31, 2008.

From January 1, 2008 through November 30, 2008, Shares of HighMark Funds were sold on a continuous basis by BNY Mellon Distributors (formerly known as PFPC Distributors, Inc.). For HighMark Funds’ fiscal years ended July 31, 2009 and July 31, 2008, below are the aggregate amounts of underwriting commissions received by BNY Mellon Distributors from sales charges on the sale of Fund shares and the amounts retained by BNY Mellon Distributors after the payment of any dealer allowance:

	Fiscal Year Ended July 31, 2009		Fiscal Year Ended July 31, 2008
Fund*	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter
Balanced Fund	$1,163	$121	$2,655	$266
Cognitive Value Fund	231	25	612	64
Core Equity Fund	9,378	1,096	1,149	112
Enhanced Growth Fund	514	54	1,764	178
Equity Income Fund	—	—	—	—
Fundamental Equity Fund	0	0	—	—
Geneva Mid Cap Growth Fund	—	—	—	—
Geneva Small Cap Growth Fund	—	—	—	—

International Opportunities Fund	13,309	1,336	61,636	6,322
Large Cap Growth Fund	597	62	2,534	261
Large Cap Value Fund	12,440	1,281	3,562	361
NYSE Arca Tech 100 Index Fund	—	—	—	—
Small Cap Advantage Fund	9,883	990	22	2
Small Cap Value Fund	8,578	881	14,295	1,446
Value Momentum Fund	3,344	325	7,745	768
Bond Fund	578	62	746	63
Short Term Bond Fund	75	6	0	0
California Intermediate Tax-Free Bond Fund	11,342	862	18,461	1,788
National Intermediate Tax-Free Bond Fund	8,693	818	3,756	334
Wisconsin Tax-Exempt Fund	—	—	—	—
100% U.S. Treasury Money Market Fund	0	0	0	0
California Tax-Free Money Market Fund	0	0	0	0
Diversified Money Market Fund	0	0	0	0
Treasury Plus Money Market Fund	0	0	—	—
U.S. Government Money Market Fund	0	0	0	0
Income Plus Allocation Fund	3,408	328	8,031	789
Growth & Income Allocation Fund	28,919	2,880	84,675	8,480
Capital Growth Allocation Fund	23,873	2,377	66,706	6,683
Diversified Equity Allocation Fund	8,853	882	24,172	2,419

*	The Fundamental Equity Fund commenced operations on August 1, 2008, the Treasury Plus Money Market Fund commenced operations on August 14, 2008, each of the Equity Income Fund, the Geneva Mid Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund commenced operations on June 8, 2009 and the Geneva Small Cap Growth Fund commenced operations on June 12, 2009, each after the end of HighMark Funds’ fiscal year ended July 31, 2008.

Prior Distributor. Prior to January 1, 2008, SEI Investments Distribution Co., a wholly owned subsidiary of SEI Investments Company, served as distributor to the Funds pursuant to a distribution agreement dated February 15, 1997, as re-executed on January 30, 1998, between HighMark Funds and SEI Investments Distribution Co. (the “Prior Distribution Agreement”).

From February 15, 1997 through December 31, 2007, Shares of HighMark Funds were sold on a continuous basis by SEI Investments Distribution Co. For HighMark Funds’ fiscal year ended July 31, 2008, below are the aggregate amounts of underwriting commissions received by SEI Investments Distribution Co. from sales charges on the sale of Fund shares and the amounts retained by SEI Investments Distribution Co. after the payment of any dealer allowance:

	July 31, 2008
Fund*	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter
Balanced Fund	$8,387	$824
Cognitive Value Fund	1,867	181
Core Equity Fund	720	79
Enhanced Growth Fund	3,079	295
Equity Income Fund	—	—
Fundamental Equity Fund	—	—
Geneva Mid Cap Growth Fund	—	—
Geneva Small Cap Growth Fund	—	—
International Opportunities Fund	51,068	5,113
Large Cap Growth Fund	1,716	168
Large Cap Value Fund	10,285	1,021
NYSE Arca Tech 100 Index Fund	—	—
Small Cap Advantage Fund	22	2
Small Cap Value Fund	18,993	1,897
Value Momentum Fund	4,354	435

Bond Fund	509	50
Short Term Bond Fund	0	0
California Intermediate Tax-Free Bond Fund	1,536	131
National Intermediate Tax-Free Bond Fund	11	1
Wisconsin Tax-Exempt Fund	—	—
100% U.S. Treasury Money Market Fund	0	0
California Tax-Free Money Market Fund	0	0
Diversified Money Market Fund	0	0
Treasury Plus Money Market Fund	—	—
U.S. Government Money Market Fund	0	0
Income Plus Allocation Fund	21,137	2,132
Growth & Income Allocation Fund	149,110	14,795
Capital Growth Allocation Fund	175,093	17,455
Diversified Equity Allocation Fund	19,426	1,926

*	The Fundamental Equity Fund commenced operations on August 1, 2008, the Treasury Plus Money Market Fund commenced operations on August 14, 2008, each of the Equity Income Fund, the Geneva Mid Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund commenced operations on June 8, 2009 and the Geneva Small Cap Growth Fund commenced operations on June 12, 2009, each after the end of HighMark Funds’ fiscal year ended July 31, 2008.

The Distribution Plans. Pursuant to the Distribution Plans adopted by HighMark Funds, each Fund pays the Distributor as compensation for its services in connection with the Distribution Plans a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to that Fund’s Class A Shares, pursuant to the Class A Distribution Plan; seventy-five one-hundredths of one percent (0.75%) of the average daily net assets attributable to that Fund’s Class B Shares, pursuant to the Class B Distribution Plan; and fifty-five one-hundredths of one percent (0.55%) of the average daily net assets attributable to that Fund’s Class S Shares, pursuant to the Class S Distribution Plan. Each of the Equity Funds and the Asset Allocation Portfolios pays a distribution fee equal to one percent (1.00%) of the average daily net assets attributable to that Fund’s Class C Shares, and each of the Fixed-Income Funds and the U.S. Government Money Market Fund pays a distribution fee equal to seventy-five one-hundredths of one percent (0.75%) of the average daily net assets attributable to that Fund’s Class C Shares, pursuant to the Class C Distribution Plan. Effective December 1, 2008, the Distributor is compensated pursuant to HighMark Funds’ Distribution Plans as described herein. From January 1, 2008 through November 30, 2008, PFPC was compensated pursuant to HighMark Funds’ Distribution Plan as described herein.

For the fiscal year ended July 31, 2010, the Distributor received the following distribution fees with respect to the sale of Class A Shares, Class B Shares, Class C Shares and Class S Shares from the following Funds:

	Class A Shares		Class B Shares		Class C Shares		Class S Shares
Fund	Gross Fees	Net Fees	Gross Fees	Net Fees	Gross Fees	Net Fees	Gross Fees	Net Fees
Balanced Fund	$13,152	$13,152	$4,234	$4,234	$4,236	$4,236	$—	$—
Cognitive Value Fund	1,213	1,213	—	—	5,087	5,087	—	—
Core Equity Fund	6,106	6,106	5,597	5,597	4,561	4,561	—	—
Enhanced Growth Fund	4,024	4,024	—	—	1,945	1,945	—	—
Equity Income Fund	27,393	27,393	16,296	16,296	24,895	24,895	—	—
Fundamental Equity Fund	14	14	—	—	91	91	—	—

Geneva Mid Cap Growth Fund	416,830	416,830	52,864	52,864	174,620	174,620	—	—
Geneva Small Cap Growth	6,181	6,181	—	—	1,383	1,383	—	—
International Opportunities Fund	24,357	24,357	—	—	22,146	22,146	—	—
Large Cap Growth Fund	51,148	51,148	32,760	32,760	34,063	34,063	—	—
Large Cap Value Fund	67,233	67,233	12,936	12,936	37,648	37,648	—	—
NYSE Arca Tech 100 Index Fund	425,237	425,237	94,789	94,789	109,427	109,427	—	—
Small Cap Advantage Fund	744	744	—	—	843	843	—	—
Small Cap Value Fund	91,154	91,154	19,844	19,844	50,659	50,659	—	—
Value Momentum Fund	193,794	193,794	36,311	36,311	28,711	28,711	—	—
Bond Fund	64,286	64,286	15,335	15,335	18,981	18,981	—	—
Short Term Bond Fund	44,063	44,063	—	—	77,229	77,229	—	—
California Intermediate Tax-Free Bond Fund	146,627	146,627	8,260	8,260	71,211	71,211	—	—
National Intermediate Tax-Free Bond Fund	55,804	55,804	—	—	5,615	5,615	—	—
Wisconsin Tax-Exempt Fund	360,168	360,168	22,740	22,740	56,797	56,797	—	—
100% U.S. Treasury Money Market Fund	375,358	4	—	—	—	—	837,121	6
California Tax-Free Money Market Fund	1,015,322	55,430	—	—	—	—	161,234	7,921
Diversified Money Market Fund	1,557,318	1,029,624	—	—	—	—	1,158,115	505,149
Treasury Plus Money Market Fund	23,442	1,612	—	—	—	—	—	—
U.S. Government Money Market Fund	121,568	1	1,636	0	2,139	37	838,326	40,083
Income Plus Allocation Fund	19,911	19,911	—	—	48,178	48,178	—	—
Growth & Income Allocation Fund	61,936	61,936	—	—	170,422	170,422	—	—
Capital Growth Allocation Fund	61,812	61,812	—	—	154,155	154,155	—	—
Diversified Equity Allocation Fund	6,705	6,705	—	—	40,150	40,150	—	—

The Distributor may use the distribution fee applicable to a Fund’s Class A, Class B, Class C and Class S Shares to provide distribution assistance with respect to the sale of the Fund’s Class A, Class B, Class C and Class S Shares or to provide shareholder services to the holders of the Fund’s Class A, Class B, Class C and Class S Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor’s affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of a Fund’s Class A, Class B, Class C and Class S Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor’s affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services to their customers owning a Fund’s Class A, Class B, Class C and Class S Shares. In addition, the Distributor may use the distribution fee on Class A Shares to pay (i) compensation to its registered representatives and to sales personnel who are involved in the distribution of a Fund’s Shares or the provision of shareholder services with respect to a Fund’s Shares and (ii) expenses, including overhead, allocable to the activities of such representatives and personnel (including, in instances in which such representatives and personnel are employees of entities other than the Distributor, reimbursement by the Distributor to such entities of amounts paid as such compensation by such entities and related expenses, including overhead, incurred by such entities in connection with the employment and activities of such persons). All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plans will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a “Servicing Agreement”; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, or the Distributor’s affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a “Participating Organization”). A Participating Organization may include UB, its subsidiaries and its affiliates.

Participating Organizations may charge customers fees in connection with investments in a Fund on their customers’ behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in a Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

The distribution fees under the Distribution Plans will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plans. The Distributor may from time to time voluntarily reduce its distribution fees with respect to a Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark Funds. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor’s distribution fees would lower such Fund’s expenses, and thus increase such Fund’s yield and total returns, during the period such voluntary reductions were in effect.

In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plans may be terminated with respect to a Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A, Class B, Class C or Class S Shares of that Fund. The Distribution Plans may be amended by vote of the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in a Distribution Plan that would materially increase the distribution fee with respect to a class of Shares of a Fund requires the approval of the shareholders of such class of Shares of the Fund. The Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plans) indicating the purposes for which such expenditures were made.

Each Distribution Plan provides that it will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of the entire Board of Trustees, cast in person at a meeting called for such purpose. For so long as each of the Distribution Plans remains in effect, the selection and nomination of those trustees who are not “interested persons” of HighMark Funds (as defined in the 1940 Act) shall be committed to the discretion of the Independent Trustees.

Transfer Agent and Custodian Services

Boston Financial Data Services, Inc. (“BFDS”) 30 Dan Road, Canton, MA, 02021, performs transfer agency services for the Funds pursuant to a transfer agency and shareholder service agreement with HighMark Funds dated as of August 1, 2009, (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, BFDS processes purchases and redemptions of each Fund’s Shares and maintains each Fund’s shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a shareholder’s account.

Under the Transfer Agency Agreement, HighMark Funds has agreed to pay BFDS the following Annual Account Service Fees:

a)	Basis point fee - at an annual rate of 0.0075% on the first $6 billion in assets, 0.0065% on the next $2 billion in assets and 0.0055% on assets over $8 billion.

b)	CUSIP base fee - $1,500.00 per CUSIP.

c)	Open account maintenance fee - $12.00 per direct account and $4.75 per broker controlled account.

d)	Closed account maintenance fee - $1.95 per account.

The Annual Account Service Fee is subject to an annual complex minimum fee. HighMark Funds has also agreed to pay BFDS automated work distributor license and remote processing fees, plus certain reimbursable expenses. In addition, there is an annual IRA custodial fee of $15.00 per social security number paid by the shareholder.

UB, 350 California Street, San Francisco, CA, 94104, serves as custodian to the Funds pursuant to a custodian agreement with HighMark Funds dated as of December 5, 2001 (the “Custodian Agreement”). Under the Custodian Agreement, UB’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments.

Under the Custodian Agreement effective August 1, 2009, HighMark Funds has agreed to pay UB a domestic custodian fee with respect to each Fund at an annual rate of 0.00625% of the Fund’s average daily net assets. UB is also entitled to be reimbursed by HighMark Funds for its reasonable out-of-pocket expenses incurred in the performance of its duties under the Custodian Agreement. Global custody fees shall be determined on an asset and transaction basis, based on a security’s country of domicile. Prior to August 1, 2009, HighMark Funds paid UB a domestic custodian fee at an annual rate of 0.01% of the Fund’s average daily net assets. Global custody fees were determined on an assets and transaction basis, based on a security’s country of domicile, and were at the same or higher rates.

Independent Registered Public Accounting Firm

The Funds’ independent registered public accounting firm, Deloitte & Touche LLP, 1700 Market Street, Philadelphia, PA 19103 provides audit and tax services to the Funds.

Legal Counsel

Ropes & Gray LLP, Three Embarcadero Center, San Francisco, CA 94111 is legal counsel to HighMark Funds.

ADDITIONAL INFORMATION

Proxy Voting Policies and Procedures

The Board of Trustees has delegated the authority to vote proxies on behalf of the Funds that own voting securities to HCM. The Board of Trustees has authorized HCM to delegate proxy voting authority with respect to a Fund to that Fund’s sub-adviser. Descriptions of the proxy voting policies and procedures of HCM and each of the sub-advisers are attached as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available as of August 31 of each year (1) without charge, upon request, by calling toll free, 1-800-433-6884 or on or through HighMark Funds’ website at www.highmarkfunds.com and (2)  on the SEC’s website at http://www.sec.gov.

Description of Shares

HighMark Funds is a Massachusetts business trust. HighMark Funds’ Declaration of Trust was originally filed with the Secretary of State of The Commonwealth of Massachusetts on March 10, 1987. The Declaration of Trust, as amended, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. HighMark Funds’ Declaration of Trust, as amended, further authorizes the Board of Trustees to establish one or more series of Shares of HighMark Funds, and to classify or reclassify the Shares of any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of HighMark Funds. HighMark Funds presently consists of thirty-one series of Shares, twenty-nine of which are discussed in this SAI. Pursuant to a Multiple Class Plan on file with the SEC permitting the issuance and sale of six classes of Shares in selected series, Shares of such series may, from time to time, be divided into as many as six classes of Shares, designated Class A, Class B, Class C, Class M, Class S and Fiduciary Shares. The Class B Shares currently are not being offered for purchase except to existing investors in connection with the reinvestment of dividends on previously acquired Class B Shares or the exchange of Class B Shares of one series for Class B Shares of another series.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this SAI, HighMark Funds’ Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of HighMark Funds, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution. Upon liquidation or dissolution of HighMark Funds, shareholders of each class of a Fund are entitled to receive the net assets of the Fund attributable to such class.

Shareholder and Trustee Liability

Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, HighMark Funds’ Declaration of Trust, as amended, provides that shareholders shall not be subject to any personal liability for the obligations of HighMark Funds, and that every written agreement, obligation, instrument, or undertaking made by HighMark Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust, as amended, also provides that HighMark Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of HighMark Funds, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which HighMark Funds itself would be unable to meet its obligations.

The Declaration of Trust, as amended, states further that no Trustee, officer, or agent of HighMark Funds shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of HighMark Funds’ business, nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust, as amended, also provides that all persons having any claim against the Trustees or HighMark Funds shall look solely to the assets of the trust for payment.

Miscellaneous

HighMark Funds is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of HighMark Funds.

The Prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC’s website at www.sec.gov.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made.

No salesperson, dealer, or other person is authorized to give any information or make any representation regarding the securities described herein other than information or representations contained in the Prospectus and this SAI.

License Information. “Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE® “, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by HighMark Funds. The NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, the

NYSE Arca Tech 100 Index Fund particularly or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

ARCHIPELAGO HOLDINGS, INC. (“ARCA”) MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE ARCA TECH 100 INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ARCA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

As October 28, 2010, HighMark Funds believes that the Trustees and officers of HighMark Funds, as a group, owned less than one percent of each class of Shares of the Funds, except as set forth below. The following table sets forth, as of October 28, 2010, the beneficial ownership of outstanding Shares of any class of Shares of the Funds of (1) each Trustee and executive officer of the Trust and (2) all of the Trustees and officers of the Trust as a group that exceeded one percent of such class of Shares.

Fund and Class of Shares	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
HighMark Geneva Small Cap Growth Fund – Fiduciary	Earle A. Malm II	25,354	9.01%
HighMark Geneva Small Cap Growth Fund – Fiduciary	Pamela O’Donnell	134	0.05%
HighMark Geneva Small Cap Growth Fund – Fiduciary	All Trustees and officers as a group	25,489	9.06%
HighMark International Opportunities Fund – Class A	David A. Goldfarb	13,128	1.29%

1	The address of all Trustees and the executive officer shown in this table is c/o HighMark Funds, 350 California Street, Suite 1600, San Francisco, CA 94104.

As of October 28, 2010, the Union Bank 401 (K) Plan owned 29.97% of the outstanding voting securities of the HighMark Value Momentum Fund and Newport Asia institutional Fund LP owned 30.09% of the voting securities of the HighMark Treasury Plus Money Market Fund.

The following table indicates the percentage of Fiduciary Shares of each Fund for which HighMark Funds believes UB was the shareholder of record and the percentage of Fiduciary Shares of each Fund over which HighMark Funds believes UB and/or HCM had investment authority as of October 28, 2010:

Fund	UB’s shareholder of record % of Fiduciary Shares	UB and/or HCM’s investment authority with respect to % of Fiduciary Shares
Balanced Fund	0.00%	0.00%
Cognitive Value Fund	0.00%	98.73%
Core Equity Fund	0.00%	99.16%
Enhanced Growth Fund	0.00%	75.48%
Equity Income Fund	0.00%	0.00%
Fundamental Equity Fund	0.00%	100.00%
Geneva Mid Cap Growth Fund	0.00%	50.97%
Geneva Small Cap Growth Fund	0.00%	89.45%
International Opportunities Fund	0.00%	87.73%
Large Cap Growth Fund	0.00%	66.68%
Large Cap Value Fund	0.00%	57.34%
NYSE Arca Tech 100 Index Fund	0.00%	70.94%
Small Cap Advantage Fund	0.00%	99.54%
Small Cap Value Fund	0.00%	46.63%
Value Momentum Fund	0.00%	29.46%
Bond Fund	0.00%	68.87%
California Intermediate Tax-Free Bond Fund	0.00%	65.11%
National Intermediate Tax-Free Bond Fund	0.00%	70.86%
Short Term Bond Fund	0.00%	64.89%
Wisconsin Tax Exempt Fund	0.00%	0.00%
100% U.S. Treasury Money Market Fund	97.17%	12.58%
California Tax-Free Money Market Fund	99.48%	50.01%
Diversified Money Market Fund	84.06%	25.17%
Treasury Plus Money Market Fund	100.00%	4.66%
U.S. Government Money Market Fund	99.10%	28.82%
Income Plus Allocation Fund	0.00%	0.00%
Growth & Income Allocation Fund	0.00%	0.00%
Capital Growth Allocation Fund	0.00%	0.00%
Diversified Equity Allocation Fund	0.00%	0.00%

The table below indicates each additional person known by HighMark Funds to own of record or beneficially 5% or more of the Shares of the following Funds of HighMark Funds as of October 28, 2010.

5% OR MORE OWNERS

NAME & ADDRESS		PERCENT OF CLASS
Balanced Fund – Class B Shares
NFS LLC FEBO, Union Bank Cust, IRA Rollover, FBO Joseph J Bremm	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	11.41%
Nelson H Long Trst, Mary Ann Piro Revocable Trust	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	14.14%
State Street Bank and Trust Co, Nelson H Long	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	9.55%

Balanced Fund – Class C Shares
State Street Bank & Trust Co, Cust For the IRA of Nancy W Keyes	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	6.39%
Kevin J Gallagher & Suzanne G Gallagher JTWROS	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	7.57%
Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	6.49%
UTD FBO Isaac Rodriguez Spec Needs Tr	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	23.07%

Balanced Fund – Fiduciary Shares
PIMS/Prudential Retirement, As Nominee for the TTEE/Cust PL 820	Makita U.S.A., Inc., 14930 Northam St, La Mirada, CA 90638-5749	19.81%
PIMS/Prudential Retirement, As Nominee for the TTEE/Cust PL 820	Bank of Tokyo-Mitsubishi UFJ, 1251 Avenue of The Americas, New York, NY 10020-1104	29.72%

PIMS/Prudential Retirement, As Nominee for the TTEE/Cust PL 820	Bk of Tokyo-Mitsubishi UFJ Ltd, 111 Huntington Ave Ste 400, Boston MA 02199-7610	6.16%

Cognitive Value Fund – Class A Shares
LPL Financial FBO Customer Accounts	P O Box 509046, San Diego, CA 92150-9046	8.53%
Pershing LLC (5-2)	P O Box 2052 Jersey City, NJ 07303-2052	5.39%
Pershing LLC (8-0)	P O Box 2052 Jersey City, NJ 07303-2052	5.54%
Pershing LLC (1-3)	P O Box 2052 Jersey City, NJ 07303-2052	7.10%
Pershing LLC (5-5)	P O Box 2052 Jersey City, NJ 07303-2052	5.12%

Cognitive Value Fund – Class C Shares
Raymond James & Assoc Inc CSDN, FBO James A Whatley IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	7.42%
Raymond James & Assoc Inc CSDN, FBO Judith A Hughes IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5.01%
Pershing LLC (6-5)	P O Box 2052 Jersey City, NJ 07303-2052	6.40%
Pershing LLC (7-8)	P O Box 2052 Jersey City, NJ 07303-2052	9.13%
LPL Financial Services	9785 Towne Centre Drive, San Diego, CA 92121-1968	20.27%

Cognitive Value Fund – Class M Shares
Charles Schwab & Co Inc, Special Custody Acct FBO Customers	101 Montgomery St, San Francisco CA 94104-4151	17.96%
SEI Private Trust Company c/o Union Bank ID797 FBO Arlin Trust TA/I	One Freedom Valley Drive, Oaks, PA 19456-9989	6.68%
Arlin Trust TA/I, SEI Private Trust Company, c/o Union Bank of Calif ID 797 R/R (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	6.68%

Cognitive Value Fund – Fiduciary Shares
c/o Union Bank ID 797, SEI Private Trust	One Freedom Valley Drive, Oaks, PA 19456-9989	6.26%
SEI Private Trust Company (0-9), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	12.73%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX70	One Freedom Valley Drive, Oaks, PA 19456-9989	5.57%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX80	One Freedom Valley Drive, Oaks, PA 19456-9989	6.27%
SEI Private Trust Company (0-6) c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	65.47%
Foley, Edward T Trust B – Irrev Tr. , SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	54.28%
Ahmanson, Howard F – Robert – TA/I, SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	11.19%
HighMark Cap Growth Allocation CU , SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	6.27%
Ahmanson FBO Issue R. Ahmanson TA/I, SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	6.26%
HighMark Grth Inc Allocation CU , SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	5.57%

Core Equity Fund – Class A Shares
State Street Bank & Trust Co, Cust for the IRA of Earl Lowery	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	9.80%

Core Equity Fund – Class B Shares
NFS LLC FEBO Union Bank Cust, IRA rollover FBO Allan J Macrae	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5.58%
NFS LLC FEBO, Union Bank Cust, IRA Sepp FBO Nourollah B Ghorbani	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	11.40%
NFS LLC FEBO, Union Bank Cust, IRA Rollover, FBO Nourollah B Ghorbani	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	9.20%
Nelson H Long Trst, Mary Ann Piro Revocable Trust	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	13.92%
State Street Bank and Trust Co, Nelson H Long	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	9.41%
NFS LLC FEBO, Nourollah B Ghorbani Trust	c/o HighMark Funds 350 California Street, San	6.39%

	Francisco, CA 94104

Core Equity Fund – Class C Shares
State Street Bank & Trust Co Cust, Roth Contribution IRA, FBO Kristy M Lamb	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5.74%
MLPF&S Inc For the Sole Benefit of Its Customers	4800 Deer Lake Dr East, Jacksonville, FL 32246-6484	16.08%
Marilyn & Leonard Paller, B Q-Tip Tr UA DTD	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	10.83%
Raymond James & Assoc Inc, FBO Mary N Denny	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5.99%

Core Equity Fund – Fiduciary Shares
SEI Private Trust Company (1-7), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	52.97%
SEI Private Trust Company (2-0), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	7.03%
SEI Private Trust Company (3-3), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	13.57%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX70	One Freedom Valley Drive, Oaks, PA 19456-9989	9.12%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX80	One Freedom Valley Drive, Oaks, PA 19456-9989	11.62%
HighMark Cap Growth Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	11.62%
HighMark Grth Inc Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	9.12%
The Swall Foundation , SEI Private Trust Company c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	7.45%
Epson America, SEI Private Trust Company c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	5.09%

Enhanced Growth Fund – Class A Shares
LPL Financial FBO Customer Accounts	P O Box 509046, San Diego, CA 92150-9046	35.70%

Enhanced Growth Fund – Class C Shares
State Street Bank and Trust Co, Cust for the IRA of, Janice Risseeuw DCD, FBO Cynthia Strange	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	9.39%
State Street Bank & Trust Co, Cust for the Rollover IRA, Vicki Ball	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	9.82%
State Street Bank & Trust Co, Cust for the IRA Rollover, FBO Matthew Ball	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	7.55%
State Street Bank & Trust Co, Cust for the IRA R/O, Rhonda Brown	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	8.89%
Pershing LLC	P O Box 2052 Jersey City, NJ 07303-2052	7.60%
RBC Capital Markets Corp FBO, Jewish Family Serivc	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	29.32%
Raymond James & Assoc Inc CSDN, FBO Bruce A Robinson IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	11.54%

Enhanced Growth Fund – Class M Shares
Charles Schwab & Co Inc, Special Custody Acct FBO Customers	101 Montgomery St, San Francisco CA 94104-4151	18.16%
SEI Private Trust Company, c/o Union Bank of Calif ID797, FBO Arlin Trust TA/I	One Freedom Valley Drive, Oaks, PA 19456-9989	6.58%
Arlin Trust TA/I, SEI Private Trust Company, c/o Union Bank of Calif ID797 R/R (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	6.58%

Enhanced Growth Fund – Fiduciary Shares
LPL Financial FBO Customer Accounts	P O Box 509046, San Diego, CA 92150-9046	18.87%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX60	One Freedom Valley Drive, Oaks, PA 19456-9989	5.10%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX70	One Freedom Valley Drive, Oaks, PA 19456-9989	27.78%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX80	One Freedom Valley Drive, Oaks, PA 19456-9989	34.42%

SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX20	One Freedom Valley Drive, Oaks, PA 19456-9989	8.19%
HighMark Cap Growth Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	34.42%
HighMark Grth Inc Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	27.78%
HighMark Div Equity Allocation Fund ,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	8.19%
HighMark Income Plus Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	5.10%

Equity Income Fund – Fiduciary Shares
NFS LLC FBO Marshall & Ilsley Trust Co NA FBO Bank 98 Dly Rcrdkpg	11270 W Park Pl, Ste 400, Milwaukee, WI 53224-3638	99.82%

Fundamental Equity Fund – Class A Shares
State Street Bank and Trust Co, Cust for the Sep IRA A/C, Nancy J Reichenberger	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	10.37%
Pershing LLC	P O Box 2052 Jersey City, NJ 07303-2052	61.62%
NFS LLC FBO, Barbara Mae Cook 1992 Rev, Living Tr U/A	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	27.62%

Fundamental Equity Fund – Class C Shares
Edward D Jones & Co Custodian, FBO Daniel J Geffert IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	16.38%
Edward D Jones & Co Custodian, William F Bender Jr, FBO William F Bender Jr SRI	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	8.01%
LPL Financial	9785 Towne Centre Drive, San Diego CA 92121-1968	71.38%

Fundamental Equity Fund – Fiduciary Shares
SEI Private Trust Company (0-4), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	32.86%
SEI Private Trust Company (5-9), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	12.24%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX70	One Freedom Valley Drive, Oaks, PA 19456-9989	17.70%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX80	One Freedom Valley Drive, Oaks, PA 19456-9989	22.51%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX20	One Freedom Valley Drive, Oaks, PA 19456-9989	5.21%
SEI Private Trust Company (0-1), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	5.03%
HighMark Cap Growth Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	22.51%
HighMark Grth Inc Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	17.70%
HighMark Div Equity Allocation Fund ,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	5.21%

Geneva Mid Cap Growth Fund – Class A Shares
Charles Schwab & Co Inc, Special Custody Account For The Benefit of Customers – Attn Mutual Funds	101 Montgomery Street, San Francisco, CA 94101-4151	15.73%
Prudential Invest Mgmt Serv FBO, Mutl Fd Clients Attn Pruchoice unit	Gateway Center 3- 11th FL, 100 Mulberry St, Newark, NJ 07102-4056	15.40%

Geneva Mid Cap Growth Fund – Class B Shares
MLPF&S Inc For the Sole Benefit of Its Customers	4800 Deer Lake Dr East, Jacksonville, FL 32246-6484	10.50%

Geneva Mid Cap Growth Fund – Fiduciary Shares
c/o Union Bank ID 797 (7-1), SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456-9989	7.72%
c/o Union Bank ID 797 (1-7), SEI Private Trust Company	One Freedom Valley Drive, Oaks, PA 19456-9989	20.50%
SEI Private Trust Company (0-3), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	18.33%

NFS LLC FEBO Marshall & Ilsley Trust CO NA FBO Bank 98 Dly Rcrdkpg	11270 W Park Pl, Ste 400, Milwaukee, WI 53224-3638	6.66%

Geneva Small Cap Growth Fund – Class A Shares
Charles Schwab & Co Inc, FBO Exclusive Customers	101 Montgomery Street, San Francisco, CA 94101-4151	76.62%
Amy Croen FBO, Geneva Capital Management LTD, 401(K) Profit Sharing Plan & Trust	250 E Wisconsin Ave, Suite 1050, Milwaukee WI 53202-4256	6.88%

Geneva Small Cap Growth Fund – Class C Shares
Raymond James & Assoc Inc CDSN, FBO Bruce A Robinson IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	8.14%
Pershing LLC (9-6)	P O Box 2052 Jersey City, NJ 07303-2052	9.70%
Pershing LLC (0-6)	P O Box 2052 Jersey City, NJ 07303-2052	5.37%
Pershing LLC (1-9)	P O Box 2052 Jersey City, NJ 07303-2052	17.89%
Pershing LLC (3-5)	P O Box 2052 Jersey City, NJ 07303-2052	7.21%

Geneva Small Cap Growth Fund – Fiduciary Shares
First Clearing, LLC, Earle A Malm II	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	9.01%
SEI Private Trust Company (1-6), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	30.22%
SEI Private Trust Company (2-9), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	32.09%
SEI Private Trust Company (3-2), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	27.14%
The Swall Foundation, SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	14.77%
Van Nuys, Emily – TW/CRT,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	11.06%
HighMark Cap Growth Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	9.07%
HighMark Grth Inc Allocation CU , SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	7.97%
Fuchs, G & M Fdn TA/I, SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	5.32%
Epson America, Inc, SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	5.30%

International Opportunities Fund – Class A Shares
LPL Financial FBO Customer Accounts	P O Box 509046, San Diego, CA 92150-9046	15.49%

International Opportunities Fund – Class M Shares
Charles Schwab Company Inc, Funds Dept 8th FL, Reinvestment Account	101 Montgomery Street, San Francisco, CA 94101-4151	16.87%

International Opportunities Fund – Fiduciary Shares
Charles Schwab & Co Inc, FBO Exclusive Customers	101 Montgomery Street, San Francisco, CA 94101-4151	5.46%
SEI Private Trust Company (1-1), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	36.26%
SEI Private Trust Company (2-4), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	17.60%
SEI Private Trust Company (3-7), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	18.28%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX80	One Freedom Valley Drive, Oaks, PA 19456-9989	5.43%
HighMark Cap Growth Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	5.43%

Large Cap Growth Fund – Class C Shares
Steven P Pertzsch & Doris R Pertzsch JTWROS	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5.78%
Pasadena Masonic Lodge # 272	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5.61%

Large Cap Growth Fund – Fiduciary Shares
PIMS/Prudentail Retirement , As Nominee For The	Bank of Tokyo-Mitsubshi UFJ, 1251 Avenue of

TTEE/Cust Pl 820	The Americas, New York NY 10020-1104	12.11%
NFS LLC FEBO Marshall & Ilsley Trust Co NA FBO Bank 98 Dly Rcrdkpg	11270 W Park Pl, Ste 400, Milwaukee, WI 53224-3638	5.02%
SEI Private Trust Company (7-2), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	38.62%
SEI Private Trust Company (9-8), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	13.68%

Large Cap Value Fund – Class B Shares
Nelson H Long Trst, Mary Ann Piro Revocable Trust	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5.62%

Large Cap Value Fund – Fiduciary Shares
Charles Schwab & Co Inc , Attn: Mutual Funds	101 Montgomery Street, San Francisco, CA 94101-4151	16.77%
PIMS/Prudential Retirement, As Nominee for the TTEE/Cust PL 820	Komatsu America Corp., One Continental Towers, 1701 W Golf Road, Rolling Meadows, IL 60008-4227	12.26%
SEI Private Trust Company, c/o UBOC ID 797 C/R	One Freedom Valley Drive, Oaks, PA 19456-9989	17.31%
SEI Private Trust Company, c/o UBOC ID 797 R/R	One Freedom Valley Drive, Oaks, PA 19456-9989	20.37%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX70	One Freedom Valley Drive, Oaks, PA 19456-9989	6.13%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX80	One Freedom Valley Drive, Oaks, PA 19456-9989	7.02%
HighMark Cap Growth Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	7.02%
HighMark Grth Inc Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	6.13%

NYSE Arca Tech 100 Index Fund – Class A Shares
Charles Schwab & Co, Inc., Special Custody Account For The, Benefit of Customers– Attn Mutual Funds	101 Montgomery Street, San Francisco, CA 94104-4151	23.79%

NYSE Arca Tech 100 Index Fund – Fiduciary Shares
LPL Financial FBO Customer Accounts	P O Box 509046, San Diego, CA 92150-9046	5.55%
SEI Private Trust Company c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	72.48%
Janney Montgomery Scott LLC, Dr Stephen D Paul	1801 Market Street, Philadelphia PA 19103-1675	6.43%
HighMark Cap Growth Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	32.35%
HighMark Grth Inc Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	26.11%
HighMark Div Equity Allocation Fund ,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	7.69%

Small Cap Advantage Fund – Class A Shares
LPL Financial FBO Customer Accounts	P O Box 509046, San Diego, CA 92150-9046	5.59%
Pershing LLC	P O Box 2052, Jersey City, NJ 07303-2052	5.79%
Wells Fargo Investments LLC	625 Marquette Ave S 13th Floor, Minneapolis, MN 55402-2323	8.70%
LPL Financial Services A/C XXXX-XX42	9785 Towne Centre Drive, San Diego, CA 92121-1968	17.10%
LPL Financial Services, A/C XXXX-XX50	9785 Towne Centre Drive, San Diego, CA 92121-1968	21.47%
LPL Financial Services, A/C XXXX-XX07	9785 Towne Centre Drive, San Diego, CA 92121-1968	15.20%
State Street Bank and Trust Co, FBO Robert L Zietlow IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	6.73%

Small Cap Advantage Fund – Class C Shares
State Street Bank & Trust Co, Cust For The Sep IRA A/C, Stephen W Jahn	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	7.06%
Ameritrade Inc FBO	PO Box 2226 Omaha NE 68102-2226	15.26%
Pershing LLC	P O Box 2052 Jersey City NJ 07303-2052	6.46%
LPL Financial Services	9785 Towne Centre Drive, San Diego, CA 92121-1968	5.02%

NFS LLC FEBO, NFS/FMTC IRA, FBO Darlene T Compton	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	24.14%
NFS LLC FEBO, NFS/FMTC Rollover IRA, FBO Sharon L Jayne	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	31.98%

Small Cap Advantage Fund – Fiduciary Shares
SEI Private Trust Company (6-9), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	48.73%
SEI Private Trust Company (7-2), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	6.04%
SEI Private Trust Company (8-5), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	5.03%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX70	One Freedom Valley Drive, Oaks PA 19456-9989	15.35%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX80	One Freedom Valley Drive, Oaks PA 19456-9989	17.46%
HighMark Cap Growth Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks PA 19456-9989	17.46%
HighMark Grth Inc Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks PA 19456-9989	15.35%

Small Cap Value Fund – Class A Shares
NFS LLC FEBO State Street Bk Cust SAI Small-Mid Cap Fund	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	54.29%

Small Cap Value Fund – Fiduciary Shares
LPL Financial FBO Customer Accounts	P O Box 509046, San Diego CA 92150-9046	13.68%
SEI Private Trust Company (5-0), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	22.28%
SEI Private Trust Company (6-3), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	6.93%
SEI Private Trust Company (7-6), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	9.10%
Wells Fargo Bank NA FBO ILA-NC Pen HighM	PO Box 1533, Minneapolis MN 55480-1533	7.92%
PIMS/Prudential Retirement As Nominee for the TTEE/Cust Pl 006 Orgill, Inc. 401 (K) Plan	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5.12%

Value Momentum Fund – Fiduciary Shares
PIMS/Prudential Retirement, As Nominee For the TTEE/Cust PL 720	Union Bank 401 (K) Plan, 400 California St FL10 San Francisco, CA 94104-1318	39.84%
PIMS/Prudential Retirement, As Nominee For the TTEE/Cust PL 880	Bio-Rad Laboratories, Inc., 1000 Alfred Nobel Dr Hercules, CA 94547-1811	7.12%
SEI Private Trust Company (8-9), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	18.09%
SEI Private Trust Company (0-2), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	7.96%

Bond Fund – Class A Shares
LPL Financial FBO Customer Accounts	P O Box 509046, San Diego CA 92150-9046	8.94%

Bond Fund – Class B Shares
NFS LLC FEBO Kenneth Arellano	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	8.29%
NFS LLC FEBO Margaret Woodhams Fuchs	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5.07%

Bond Fund – Fiduciary Shares
SEI Private Trust Company (5-2), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	32.26%
SEI Private Trust Company (6-5), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	9.13%
SEI Private Trust Company (7-8), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	24.12%
SEI Private Trust Company, c/o Union Bank ID 797, FBO BTM UFJ, Ltd DB Plan	One Freedom Valley Drive, Oaks PA 19456-9989	12.54%
BTM UFJ, Ltd DB Plan, SEI Private Trust Company, c/o Union Bank of Calif ID 797 R/R (1)	One Freedom Valley Drive, Oaks PA 19456-9989	12.54%

California Intermediate Tax-Free Bond Fund – Class A Shares
LPL Financial FBO Customer Accounts	P O Box 509046, San Diego CA 92150-9046	9.95%

California Intermediate Tax-Free Bond Fund – Class B Shares
NFS FBO Ian Sokoloff	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5.93%
NFS FBO Kristen Mey Wang	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5.82%
NFS FBO Alexander S Sandie, Janet M Sandie	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5.46%
NFS LLC FEBO, Masaru Matsuura & Kiyoko, Matsuura Rev Tr, U/A	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	23.61%
NFS LLC FEBO, Rena T Cascarano	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	8.37%
Ameritrade Inc FBO	P O Box 2226, Omaha, NE 68103-2226	8.91%
NFS LLC FEBO Mary D Lane, Tod Wayne Leon Lane	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	18.87%

California Intermediate Tax-Free Bond Fund – Fiduciary Shares
LPL Financial FBO Customer Accounts	P O Box 509046, San Diego CA 92150-9046	5.71%
SEI Private Trust Company (0-5), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	49.76%
SEI Private Trust Company (1-8), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	13.39%

National Intermediate Tax-Free Bond Fund – Class A Shares
LPL Financial FBO Customer Accounts	P O Box 509046, San Diego CA 92150-9046	7.15%
Pershing LLC	P. O. Box 2052 Jersey City NJ 07303-2052	8.48%

National Intermediate Tax-Free Bond Fund – Class C Shares
Margaret M Hunt	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	9.21%
Pershing LLC	P O Box 2052 Jersey City NJ 07303-2052	5.38%
Raymond James & Assoc Inc FBO Deborah Catherine White	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5.92%

National Intermediate Tax-Free Bond Fund – Fiduciary Shares
LPL Financial FBO Customer Accounts	P O Box 509046, San Diego CA 92150-9046	7.21%
SEI Private Trust Company (0-6), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	56.10%
SEI Private Trust Company (1-9), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	15.10%

Short Term Bond Fund – Class A Shares
LPL Financial FBO Customer Accounts	P O Box 509046, San Diego CA 92150-9046	8.63%
Pershing LLC	P. O. Box 2052 Jersey City NJ 07303-2052	9.53%

Short Term Bond Fund – Fiduciary Shares
LPL Financial FBO Customer Accounts	P O Box 509046, San Diego CA 92150-9046	5.46%
SEI Private Trust Company (0-6), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	23.67%
SEI Private Trust Company (1-9), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	8.58%
SEI Private Trust Company (2-2), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	24.46%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX60	One Freedom Valley Drive, Oaks PA 19456-9989	6.59%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX70	One Freedom Valley Drive, Oaks PA 19456-9989	8.28%
Legacy Health, SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks PA 19456-9989	13.28%
HighMark Grth Inc Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks PA 19456-9989	8.28%
HighMark Income Plus Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks PA 19456-9989	6.59%

Wisconsin Tax Exempt Fund – Class B Shares
Pershing LLC (1-3)	P. O. Box 2052 Jersey City, NJ 07303-9998	19.40%

Penson Financial Services, Inc. FBO	1700 Pacific Ave., Suite 1400, Dallas, TX 75201	9.25%
Pershing LLC (1-1)	P. O. Box 2052 Jersey City, NJ 07303-9998	8.97%

Wisconsin Tax Exempt Fund – Fiduciary Shares
LPL Financial FBO Customer Accounts	P O Box 509046, San Diego CA 92150-9046	28.70%
Ameritrade Inc FBO XXXXXXXX41	P O Box 2226, Omaha NE 68103-2226	35.65%
Ameritrade Inc FBO XXXXXXXX91	P O Box 2226, Omaha NE 68103-2226	35.65%

100% U.S. Treasury Money Market Fund – Class A Shares
National Financial Services Corp, For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St 5FL, New York, NY 10281-5598	99.86%

100% U.S. Treasury Money Market Fund – Fiduciary Shares
Union Bank Lane & Co Cash	P O Box 85484 San Diego, CA 92186-5484	97.12%
Const Laborers PT for So CA—TDA, c/o Lane & Co Cash (1)	P O Box 85484 San Diego, CA 92186-5484	8.12%
PARS/ARS, c/o Lane & Co Cash (1)	P O Box 85484 San Diego, CA 92186-5484	6.45%
Greyhound- Clifton Group, c/o Lane & Co Cash (1)	P O Box 85484 San Diego, CA 92186-5484	5.18%
Newport Asia Partners Fund LP, c/o Lane & Co Cash (1)	P O Box 85484 San Diego, CA 92186-5484	8.66%

100% U.S. Treasury Money Market Fund – Class S Shares
National Financial Services Corp , For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St 5FL, New York, NY 10281-5598	100.00%

California Tax-Free Money Market Fund – Class A Shares
National Financial Services Corp, For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St # 5FL, New York, NY 10281-5598	99.91%

California Tax-Free Money Market Fund – Fiduciary Shares
Union Bank Lane & Co Cash	P O Box 85484 San Diego, CA 92186-5484	99.48%
Wendy Jordan Trust TA/R, c/o Lane & Co Cash (1)	P O Box 85484 San Diego, CA 92186-5484	7.32%
Stevens, Theodore J Rev Tr-AG, c/o Lane & Co Cash (1)	P O Box 85484 San Diego, CA 92186-5484	6.60%

California Tax-Free Money Market Fund – Class S Shares
National Financial Services Corp, For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St 5FL, New York, NY 10281-5598	100.00%

Diversified Money Market Fund – Class A Shares
National Financial Services Corp, For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St 5FL, New York, NY 10281-5598	99.07%

Diversified Money Market Fund – Fiduciary Shares
Union Bank Lane & Co Cash	P O Box 85484 San Diego, CA 92186-5484	83.99%
PIMS/Prudential Retirement, As Nominee for the TTEE/Cust PL 720	Union Bank 401 (K) Plan, 400 California St FL 10, San Francisco, CA 94104-1318	6.57%

Diversified Money Market Fund – Class S Shares
National Financial Services Corp, For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St 5FL New York, NY 10281-5598	100.00%

Treasury Plus Money Market Fund – Class A Shares
National Financial Services Corp For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St 5FL, New York, NY 10281-5598	99.56%

Treasury Plus Money Market Fund – Fiduciary Shares
Union Bank Lane & Co Cash	P O Box 85484 San Diego, CA 92186-5484	100.00%
Coherent Inc. – Brown Brothers Harr c/o Lane & Co Cash (1)	P O Box 85484 San Diego, CA 92186-5484	12.84%
Ins Co West CU, c/o Lane & Co Cash (1)	P O Box 85484 San Diego, CA 92186-5484	5.34%
Newport Asia Institutional Fund LP, c/o Lane & Co Cash (1)	P O Box 85484 San Diego, CA 92186-5484	32.61%
Newport Asia Partners Fund LP, c/o Lane & Co Cash (1)	P O Box 85484 San Diego, CA 92186-5484	8.31%

Treasury Plus Money Market Fund – Class S Shares
PFPC Distributors Inc Seed Account	760 Moore Rd, Kng of Prussia, PA 19406	100.00%

U. S. Government Money Market Fund – Class A Shares
National Financial Services Corp, For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St 5FL, New York, NY 10281-5598	96.61%

U. S. Government Money Market Fund – Class B Shares
NFS LLC FEBO, Evelina V Tan	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	33.28%
NFS LLC FEBO, Jacqueline J Fuhrmann	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	14.52%
NFS LLC FEBO, Union Bank Cust, IRA Rollover FBO Rodolfo C Gutierrez	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	10.33%
NFS LLC FEBO, Union Bank Cust, IRA Rollover, FBO Charles Meachum	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	6.94%
Janney Montgomery Scott LLC, Frank Claps (IRA-Rol)	1801 Market Street, Philadelphia PA 19103-1675	27.10%

U. S. Government Money Market Fund – Class C Shares
State Street Bank & Trust Co Trust, Roth Contribution IRA, Betty J Conley	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5.37%
David M Hinshaw &, James E Hinshaw JTWROS	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	18.85%
State Street Bank & Trust Co, Cust For The IRA R/O, FBO Cheryl A Pittenger	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	6.82%
Raymond James & Assoc Inc FBO Leslie Ward Trust	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	28.45%

U. S. Government Money Market Fund – Fiduciary Shares
Union Bank Lane & Co Cash	P O Box 85484 San Diego, CA 92186-5484	99.05%
ION Media Netwks CU, c/o Lane & Co Cash (1)	P O Box 85484 San Diego, CA 92186-5484	16.49%
UHS Escrow Corp- Collateral Acct, c/o Lane & Co Cash (1)	P O Box 85484 San Diego, CA 92186-5484	6.32%

U. S. Government Money Market Fund – Class S Shares
National Financial Services Corp, For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St 5FL, New York, NY 10281-5598	100.00%

Income Plus Allocation Fund – Class A Shares
Pershing LLC	P O Box 2052 Jersey City NJ 07303-2052	6.61%

Income Plus Allocation Fund – Fiduciary Shares
Raymond James & Assoc Inc, FBO Nancy S Thompson Living	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	26.00%
SEI Private Trust Company, c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	45.72%
Raymond James & Assoc Inc, FBO Pitkus Living Trust	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	26.00%
Conrad Building DB Plan, SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks PA 19456-9989	45.72%

Growth & Income Allocation Fund – Class A Shares
Oppenheimer & Co Inc Custodian, FBO Douglas R Murray IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5.22%

Growth & Income Allocation Fund – Fiduciary Shares
SEI Private Trust Company, c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	86.58%
Wells Fargo Investment LLC	625 Marquette Ave S 13th Floor, Minneapolis MN 55402-2323	13.42%
Conrad Building DB Plan, SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks PA 19456-9989	86.58%

Capital Growth Allocation Fund – Fiduciary Shares
State Street Bank & Trust Co, Custodian For Non DFI Simple IRA, Jane S Elliott	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	16.27%
State Street Bank & Trust Co, Cust For The IRA of AnnaMaria Gaal DCD FBO Thomas Gaal	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	8.86%
State Street Bank & Trust Co, Cust For The IRA Rollover, FBO Louis J Nagy	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	50.95%
NFS LLC FEBO, Leigh Friedman	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	16.73%

Diversified Equity Allocation Fund – Class C Shares
Chester G Fossum & Elizabeth V Dunne Comm	c/o HighMark Funds 350 California Street, San	9.81%

Prop	Francisco, CA 94104
Law Offices of Robert P Friedman, Profit Sharing Plan	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	6.17%

Diversified Equity Allocation Fund - Fiduciary Shares
William C Guelcher	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	10.50%
Pershing LLC	P O Box 2052 Jersey City, NJ 07303-2052	5.26%
Raymond James & Assoc Inc CSDC FBO Elaine Gilham IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	15.23%
Raymond James & Assoc Inc CSDC FBO Josephine V Berry Family Trust	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5.72%
SEI Private Trust Company, c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	47.05%
VMRC OPED, SEI Private Trust Company, c/o Union Bank ID 797 (1)	One Freedom Valley Drive, Oaks PA 19456-9989	47.05%

(1)	Beneficial Ownership.

APPENDIX A

The nationally recognized statistical rating organizations (individually, an “NRSRO”) that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), and Fitch Ratings (“Fitch”). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO’s ratings is as of the date of this SAI, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

Description of the five highest long-term debt ratings by Moody’s (Moody’s applies numerical modifiers (1, 2 and 3) in each rating category to indicate the security’s ranking within the category):

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Description of the three highest long-term debt ratings by Fitch:

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody’s description of its three highest short-term debt ratings:

P-1	Issuers rated P-1 (or supporting institutions) have a superior ability to repay short-term debt obligations.

P-2	Issuers rated P-2 (or supporting institutions) have a strong ability to repay short-term debt obligations.

P-3	Issuers rated P-3 (or supporting institutions) have an acceptable ability to repay short-term obligations.

S & P’s description of its three highest short-term debt ratings:

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch’s description of its three highest short-term debt ratings:

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

Short-Term Loan/Municipal Note Ratings

Moody’s description of its two highest short-term loan/municipal note ratings:

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

APPENDIX B

Proxy Voting Policies and Procedures

The proxy voting policies and procedures of HCM and each of the sub-advisers are summarized below.

HighMark Capital Management, Inc.

It is HighMark Capital Management, Inc.’s (“HCM”) policy that proxies be voted in a manner that is consistent with the interests of its clients, including each HighMark Fund. A copy of HCM’s Proxy Voting Policies and Procedures may be obtained, without charge, by calling 1-800-582-4734.

For all Funds managed by a sub-adviser pursuant to an agreement with HCM, HCM delegates proxy voting to the respective sub-adviser. HCM expects the sub-adviser to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by the sub-adviser which are in compliance with applicable law. As part of its sub-adviser review process, HCM will at least annually review the sub-adviser’s voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require the sub-adviser to promptly notify HCM of any material changes to its voting policies or practices.

For proxies to be voted by HCM, HCM utilizes the services of an outside third party, RiskMetrics Group ISS Governance Services (“RiskMetrics”), to vote its proxies pursuant to guidelines set by RiskMetrics and approved by HCM. RiskMetrics’ corporate governance policy guiding principles establish a framework to examine all issues with the goal to maximize shareholder value, promote accountability, and mitigate risk. To achieve this goal: 1) RiskMetrics supports strong boards that demonstrate a commitment to creating shareholder value and prefers to see mechanisms that promote independence, accountability, responsiveness, and competence. 2) RiskMetrics evaluates auditors with the goal of ensuring auditor independence from the firm being audited as it is essential to ensure objectivity and reduce the potential for abuse thereby enabling accurate and reliable financial reporting. 3) RiskMetrics protects shareholder interests by examining the adoption of anti-takeover defense proposals or shareholder calls for their removal based on: the right of shareholder approval, the fairness of the voting process, protection of shareholders’ right to act, and the ability to evaluate and vote effectively on the aggregate impact of the proposal. 4) RiskMetrics evaluates merger and restructuring transactions giving consideration to economic, operational, and governance factors based on: current shareholders’ viewpoints, enhancing shareholder value, independent evaluation, and shareholder approval process. 5) RiskMetrics evaluates executive and director compensation proposals with the overall goal of aligning compensation practices with shareholders’ interests. 6) RiskMetrics evaluation of corporate social responsibility issues focuses on the financial aspects of social and environmental proposals.

RiskMetrics is an agent of HCM and HCM retains the fiduciary duty to vote the proxies in the best interest of clients. HCM expects RiskMetrics to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by

RiskMetrics which are in compliance with applicable law. HCM will at least annually review RiskMetrics’ voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require RiskMetrics to promptly notify HCM of any material changes to its voting policies or practices.

For proxies to be voted by HCM, HCM, through its Investment Policy Committee (IPC), reserves the right to withdraw any proxy from RiskMetrics and to vote such proxy according to guidelines established by the IPC. HCM shall withdraw any proposed proxy vote from RiskMetrics in the event that HCM determines that the proposed vote by RiskMetrics would not be consistent with HCM’s fiduciary duty to a Fund. Before deciding to vote any proxy the IPC shall determine whether HCM or any of its affiliates have a significant business, personal or family relationship that could give rise to a material conflict of interest with regard to the proxy vote. If a conflict of interest exists, HCM will retain an independent fiduciary to vote the proxy. To determine whether a material conflict exists, the IPC shall perform a reasonable investigation of information relating to possible conflicts of interest by relying on information about HCM and its affiliates that is publicly available or is generally known by HCM’s employees, and on other information actually known by any IPC member. IPC members have a duty to disclose to the IPC conflicts of interest of which the member has actual knowledge but which have not been identified by the IPC in its investigation. The IPC cannot pursue investigation of possible conflicts when the information it would need is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the IPC.

With respect to securities on loan, HCM recognizes that, although voting rights or rights to consent with respect to the loaned securities pass to the borrower, HCM retains the right to call the loans at any time on reasonable notice and will call the loans, vote proxies or otherwise obtain the rights to vote or consent if HCM has knowledge that a material event (as determined by IPC) affecting the investment is to occur and it is determined to be in the best interests of the account and its customers to recall the securities and vote the proxies even at the cost of forgoing the incremental revenue that could be earned by keeping the securities on loan. HCM deems a material event to include proposed transactions the outcome of which would have a significant effect on the value of the investment. Matters such as uncontested Board elections, routine appointments of accountants and shareholder-initiated advisory proposals are generally not considered material events.

If a director, officer or employee of HCM, not involved in the proxy voting process, contacts any IPC member for the purpose of influencing how a proxy is voted, the member has a duty to immediately disclose such contact to the IPC and the IPC shall contact legal counsel who will be asked to recommend an appropriate course of action. All appropriate records regarding proxy-voting activities are maintained by RiskMetrics. HCM makes its proxy voting records available to each Fund and its shareholders, as required by law. HCM complies with the requirements of the Advisers Act and the Investment Company Act, and rules thereunder, and the fiduciary requirements of ERISA and the Department of Labor (DOL) guidelines with respect to voting proxies.

In some instances HCM may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

Bailard, Inc.

(Sub-Adviser to the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund)

Bailard, Inc. has adopted policies and procedures that are reasonably designed to ensure that securities held by certain of its clients, including the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund, are voted in the best interests of these clients. In seeking to avoid material conflicts of interest, Bailard, Inc. has engaged Glass Lewis & Co. (“Glass Lewis”), a third-party service provider, to vote the Cognitive Value Fund’s, the Enhanced Growth Fund’s, the International Opportunities Fund’s and certain of its other clients’ proxies in accordance with Glass Lewis’s standard U.S. and international proxy voting guidelines (the “Guidelines”).

These Guidelines generally:

1. Seek to support Boards of Directors that serve the interests of shareholders by voting for Boards that possess independence, a record of positive performance and members with a breadth and depth of experience;

2. Seek transparency and integrity in financial reporting by voting for management’s recommendations for auditor unless the independence of a returning auditor or the integrity of the audit has been compromised;

3. Seek to incentivize employees and executives to engage in conduct that will improve the performance of their companies by voting for non-abusive compensation plans (including equity based compensation plans, performance based executive compensation plans and director compensation plans);

4. Seek to protect shareholders’ rights by voting for changes in corporate governance structure only if they are consistent with the shareholders’ interests;

5. Vote against shareholder proposals affecting the day-to-day management of a company or policy decisions related to political, social or environmental issues.

Bailard, Inc. reserves the right to vote a proxy in the event that a conflict of interest arises such that Glass Lewis’ recommendations under the Guidelines with respect to a particular issuer’s proxy are no longer impartial. Should a circumstance arise where Bailard, Inc. would have to vote a proxy that poses a material conflict of interest for Bailard, Inc., Bailard, Inc. would not vote the proxy because it believes the cost of voting would be larger than any benefit to its clients.

Proxies will not be voted when the shareholder would be blocked from trading while the vote is pending (in certain foreign countries), when Bailard, Inc. determines that the cost of voting outweighs the benefit, when proxies are received too late to be properly processed and when proxies have not been translated into English. In the case of certain investment company shares held by the Cognitive Value Fund, the Enhanced Growth Fund and the International

Opportunities Fund, proxies may be voted in the same proportion as the other holders of those investment companies.

Geneva Capital Management Ltd.

(Sub-Adviser to the Geneva Mid Cap Growth Fund and the Geneva Small Cap Growth Fund)

Guiding Principles

The purpose of this Statement of Policy Regarding Proxy Voting is to set forth the policies and procedures followed by Geneva Capital Management Ltd. (“Geneva Capital”) in connection with voting on proxy proposals on behalf of Geneva Capital’s clients. Geneva Capital does not have authority to vote proxies for every client; when it exercises such authority, this policy statement will apply. The guiding principle of this policy statement is that proxies should be voted consistent with the best interests of the client. Geneva Capital views proxy voting as a mechanism for shareholders to protect and promote shareholder wealth. Accordingly, Geneva Capital will vote proxies in a manner designed to maximize the economic value of the clients’ investment. In addition, Geneva Capital will abide by specific voting guidelines on certain policy issues as requested by particular Clients on a case by case basis.

Recognizing that guidance with respect to proxy voting is not static, it is intended that this Statement be reviewed periodically. The policies and procedures set forth in this Statement are monitored, discussed and updated as necessary by Geneva Capital at the recommendation of its managing principals or officers.

Statement of Policy

Because of the increasing complexity in administering policies in this area, Geneva Capital has engaged the firm of Glass-Lewis & Co., of San Francisco, California Glass-Lewis, a nationally recognized proxy voting agent, to assist in researching proxy proposals, providing voting recommendations on each ballot issue, and administering client proxy votes. This policy describes the general voting guidelines to be applied; the procedure to be followed if a vote is to be cast contrary to the Glass-Lewis recommendation; the procedure to be followed in case of a conflict of interest between Geneva Capital and its clients with respect to how a ballot issue will be voted; the general voting procedures; and proxy voting record retention.

General Voting Guidelines

Geneva Capital has adopted Glass-Lewis’ Proxy Paper Voting Guidelines (“Guidelines”) as well as Glass-Lewis’ Taft Hartley Addendum to determine how each issue on proxy ballots is to be voted when instructed by a client, the Taft Hartley Addendum will be utilized. The Guidelines are incorporated herein by this reference, and a copy of the Guidelines, as revised from time to time, is maintained with Geneva Capital’s proxy voting records. Geneva Capital has determined that the Guidelines are consistent with the Guiding Principles described above, and has instructed Glass-Lewis to vote in accordance with the Guidelines unless the following conditions apply: 1) Geneva Capital’s Investment Strategy Group has decided to override the Glass-Lewis vote recommendation for a client based on its own determination that the client would best be served with a vote contrary to the Glass-Lewis recommendation. Such decision will be documented by Geneva Capital and communicated to Glass-Lewis; or 2) Glass-Lewis does not provide a vote recommendation, in which case Geneva Capital will independently determine how a particular issue should be voted. In these instances, Geneva Capital, through its Investment Strategy Group, will document the reason(s) used in determining a vote and communicate Geneva Capital’s voting instruction to Glass-Lewis.

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Investment Strategy Group is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon is so significant that it materially outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition that may have a significant impact on the value of the security or some other similarly significant matter), Geneva Capital will attempt to recall the security for voting.

Conflicts of Interest

Unless Geneva Capital votes a proxy proposal pursuant to paragraph 1 or 2 under the section entitled “General Voting Guidelines,” Geneva Capital does not address material conflicts of interest that could arise between Geneva Capital and its clients. Since Geneva Capital relies on Glass-Lewis to cast proxy votes independently, pursuant to the Guidelines, Geneva Capital has determined that any potential conflict of interest between Geneva Capital and its clients is adequately mitigated.

However, when Geneva Capital is involved in making the determination as to how a particular proxy ballot will be voted pursuant to paragraph 1 or 2 under General Voting Guidelines above, the analyst for the company in question will refer the matter to the Investment Strategy Group. The Investment Strategy Group will consider any applicable business conflicts between Geneva Capital and the company or other facts and circumstances that may give rise to a conflict of interest on the part of Geneva Capital, because of a business relationship between Geneva Capital and the company, or otherwise. The Investment Strategy Group will determine whether the proxy may be voted by Geneva Capital, whether to seek legal advice, or whether to refer the proxy to the Client (or another fiduciary of the Client) for voting purposes.

Additionally, Glass-Lewis monitors its conflicts of interest in voting proxies and has provided the firm a written summary report of its due diligence compliance process. Geneva Capital has reviewed such report and will review updates from time to time to determine whether Glass-Lewis conflicts of interest may materially and adversely affect Geneva Capital’s clients and, if so, whether any action should be taken as a result.

Record Retention

Geneva Capital shall maintain the following records for a period of at least five years, to comply with Rule 204-2(c)(2) under the Investment Advisers Act of 1940:

•	Current and historical proxy voting policies and procedures, including Glass-Lewis Proxy Paper Voting Guidelines.

•

Proxy statements received regarding client securities. Geneva Capital may rely on Glass-Lewis to make and retain a copy of each proxy statement, provided that Geneva Capital obtains an undertaking from Glass-Lewis to provide a copy of the proxy statement promptly upon request. Geneva Capital may also rely on obtaining electronic statements from the SEC’s EDGAR system.

•

Records of proxy votes cast on behalf of each client. Geneva Capital may rely on Glass-Lewis to make and retain records of the votes cast, provided that Geneva Capital obtains an undertaking from Glass- Lewis to provide a copy of the record promptly upon request.

•	Records of client requests for proxy voting information, including a record of the information provided by Geneva Capital;

•

Upon request, Clients shall be provided a copy of the voting record for their account and a copy of Geneva Capital’s proxy voting policies and procedures, including the Glass-Lewis Proxy Paper Voting Guidelines.

LSV Asset Management

(Sub-Adviser to the Small Cap Value Fund)

LSV’s standard investment management agreement expressly authorizes LSV to vote proxies on behalf of a client’s account, including the account of the Small Cap Value Fund. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV’s responsibility to vote proxies relating to securities held for the client’s account.

ERISA Accounts. Unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan’s account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client’s investment. Proxy voting decisions must be made solely in the best interests of the client’s account. In voting proxies, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the client to unrelated objectives.

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV will engage an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients’ best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Glass Lewis & Co. (“Glass Lewis”). Glass Lewis will implement LSV’s proxy voting process, provide assistance in developing guidelines and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring Glass Lewis to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client’s holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV’s use of Glass Lewis is not a delegation of LSV’s fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV’s interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV’s support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client’s best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV’s voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping. In accordance with the recordkeeping rules, LSV will retain:

(i)	Copies of its proxy voting policies and procedures.

(ii)	A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

(iii)	A record of each vote cast on behalf of a client (maintained by the proxy voting service).

(iv)	A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

(v)	A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.

(vi)	LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.

Ziegler Capital Management, LLC

(Sub-Adviser to the Equity Income Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund)

Ziegler Capital Management, LLC (“ZCM”) has adopted these Proxy Voting Policies and Procedures pursuant the 1940 Act Release IC-25922 (“Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies”). The portfolio manager(s) of each Fund (who are employees of ZCM) decide on how votes should be cast by the Fund, given their knowledge of the companies in which the Fund is invested and practices common in the companies’ relevant industries. ZCM and portfolio manager(s) are required to cast vote on behalf of the Funds in accordance with these Proxy Voting Policies and Procedures.

Proxies of the Funds may be solicited by a company at times in which ZCM or one of its affiliates has, or is seeking, a business relationships with such company or in which some other conflict of interest may be present. For example, ZCM or an affiliate of ZCM may manage the assets of an executive officer or a pension plan of the subject company, administer the subject company’s employee benefit plan, or provide brokerage, investment, trust, consulting or other services to the subject company. Personal relationships may also exist between a representative of ZCM and a representative of the company. By the same token a conflict of interest may be present between ZCM or one of its affiliates and other persons, whether or not associated with the subject company, who may have a stake in the outcome of the vote.

Under these circumstances ZCM may be inclined to vote in a certain way to avoid possible damage to ZCM’s (or affiliate’s) relationship or potential relationship, which could be inconsistent with ZCM’s responsibilities to the Funds and their shareholders. Accordingly, when ZCM or one of its affiliates believes that a particular vote to be cast by ZCM on behalf of the Funds presents a material conflict of interest, ZCM will inform outside legal counsel and explain the conflict and seek guidance from outside legal counsel on how the vote should be cast. The guidance provided by outside legal counsel shall be binding on ZCM.

Miscellaneous

These Proxy Voting Policies and Procedures are guidelines to be followed by ZCM who is delegated the responsibility for voting proxies on behalf of the Funds. They are not hard and fast rules. Each matter on which the Fund is entitled to vote will be considered on a case-by-case basis and votes will be cast in a manner believed in good faith to be in the best interest of the Fund and its shareholders.

These Proxy Voting Policies and Procedures may be amended at any time by ZCM.

FINANCIAL STATEMENTS

The audited Financial Statements for HighMark Funds for the fiscal year ended July 31, 2010 and the Independent Registered Public Accounting Firm’s Report thereon, included in the Annual Report of HighMark Funds, dated as of such date, which have been sent to shareholders of each Fund pursuant to the 1940 Act and filed with the SEC electronically on Form N-CSR on October 7, 2010 (File No. 811-05059; Accession No. 0001354488-10-003124), are incorporated herein by reference. A copy of each such report may be obtained without charge by contacting HighMark Funds, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, or by contacting HighMark Funds toll free at 1-800-433-6884.

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Declaration of Trust, dated March 18, 2010, is incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 62 (filed September 10, 2010) to Registrant’s Registration Statement on Form N-1A.

	(2)	Amendment to Declaration of Trust, dated June 24, 2010, is incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 62 (filed September 10, 2010) to Registrant’s Registration Statement on Form N-1A.

(b)		Amended and Restated Code of Regulations, effective as of December 10, 2009, is incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 62 (filed September 10, 2010) to Registrant’s Registration Statement on Form N-1A.

(c)	(1)	Portions of the Declaration of Trust relating to shareholders’ rights, is incorporated by reference to Exhibit (c)(1) of Post-Effective Amendment No. 62 (filed September 10, 2010) to Registrant’s Registration Statement on Form N-1A.

	(2)	Portions of the Amended and Restated Code of Regulations relating to shareholders’ rights, is incorporated by reference to Exhibit (c)(2) of Post-Effective Amendment No. 62 (filed September 10, 2010) to Registrant’s Registration Statement on Form N-1A.

(d)	(1)	Investment Advisory Agreement between Registrant and HighMark Capital Management, Inc., dated as of September 1, 1998 (the “Investment Advisory Agreement”), is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 25 (filed November 30, 1998) to Registrant’s Registration Statement on Form N-1A.

	(2)	Amendment No. 1 to the Investment Advisory Agreement, dated and made effective as of April 9, 2009, is incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 62 (filed September 10, 2010) to Registrant’s Registration Statement on Form N-1A.

(3)	Amended and Restated Schedule A to the Investment Advisory Agreement, effective as of June 8, 2009, is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(4)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and LSV Asset Management, effective October 1, 2001, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 37 (filed September 27, 2002) to Registrant’s Registration Statement on Form N-1A.

(5)	Amendment No. 1, dated as of October 27, 2005, to Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and LSV Asset Management is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 47 (filed November 29, 2005) to Registrant’s Registration Statement on Form N-1A.

(6)	Amendment No. 2, dated as of December 26, 2007, to Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and LSV Asset Management is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant’s Registration Statement on Form N-1A.

(7)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Bailard, Inc., relating to HighMark Enhanced Growth Fund, dated and made effective as of April 3, 2006, is incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 50 (filed August 23, 2006) to Registrant’s Registration Statement on Form N-1A.

(8)	Amendment No. 1, dated as of December 13, 2007, to Sub-Advisory Agreement between HighMark Capital Management, Inc. and Bailard, Inc., relating to HighMark Enhanced Growth Fund, is incorporated by reference to Exhibit (d)(11) of Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant’s Registration Statement on Form N-1A.

(9)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Bailard, Inc., relating to HighMark

Cognitive Value Fund, dated and made effective as of April 3, 2006, is incorporated by reference to Exhibit (d)(11) of Post-Effective Amendment No. 50 (filed August 23, 2006) to Registrant’s Registration Statement on Form N-1A.

(10)	Amendment No. 1, dated as of December 13, 2007, to Sub-Advisory Agreement between HighMark Capital Management, Inc. and Bailard, Inc., relating to HighMark Cognitive Value Fund, is incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant’s Registration Statement on Form N-1A.

(11)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Bailard, Inc., relating to HighMark International Opportunities Fund, dated and made effective as of April 3, 2006, is incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 50 (filed August 23, 2006) to Registrant’s Registration Statement on Form N-1A.

(12)	Amendment No.1, dated as of December 13, 2007, to Sub-Advisory Agreement between HighMark Capital Management, Inc. and Bailard, Inc., relating to HighMark International Opportunities Fund, is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant’s Registration Statement on Form N-1A.

(13)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Ziegler Capital Management, LLC, relating to HighMark Equity Income Fund, effective as of October 8, 2010, is filed herewith.

(14)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Ziegler Capital Management, LLC, relating to HighMark NYSE Arca Tech 100 Index Fund, effective as of October 18, 2010, is filed herewith.

(15)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Ziegler Capital Management, LLC, relating to HighMark Wisconsin Tax-Exempt Fund, effective as of October 8, 2010, is filed herewith.

	(16)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Geneva Capital Management Ltd., relating to HighMark Geneva Mid Cap Growth Fund (formerly known as HighMark Geneva Growth Fund), effective as of June 8, 2009, is incorporated by reference to Exhibit (d)(19) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

	(17)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Geneva Capital Management Ltd., relating to HighMark Geneva Small Cap Growth Fund, effective as of June 8, 2009, is incorporated by reference to Exhibit (d)(20) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(e)	(1)	Amended and Restated Underwriting Agreement between the Registrant and HighMark Funds Distributors, Inc., effective as of July 1, 2010 (the “Underwriting Agreement”), is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 62 (filed September 10, 2010) to Registrant’s Registration Statement on Form N-1A.

(f)		None.

(g)	(1)	Custodian Agreement between Registrant and Union Bank, N.A. (formerly Union Bank of California, N.A.), dated as of December 5, 2001 (the “Custodian Agreement”), is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 37 (filed September 27, 2002) to Registrant’s Registration Statement on Form N-1A.

	(2)	Amended and Restated Appendix B to the Custodian Agreement, effective as of June 8, 2009, is incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

	(3)	Amendment to the Custodian Agreement, dated as of December 27, 2007, is incorporated by reference to Exhibit (g)(4) of Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant’s Registration Statement on Form N-1A.

	(4)	Amendment Number 1 to the Custodian Agreement, dated as of October 8, 2009, is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 61 (filed November 25, 2009) to Registrant’s Registration Statement on Form N-1A.

(h)	(1)	Amended and Restated Administrative Services Agreement between Registrant and HighMark Capital Management, Inc., effective as of December 10, 2007 (the “Administrative Services Agreement”), is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 53 (filed November 21, 2007) to Registrant’s Registration Statement on Form N-1A.

	(2)	Amended and Restated Schedule A to the Administrative Services Agreement, effective as of June 8, 2009, is incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

	(3)	Amended and Restated Schedule B to the Administrative Services Agreement, effective as of December 1, 2009, is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 61 (filed November 25, 2009) to Registrant’s Registration Statement on Form N-1A.

	(4)	Sub-Administration and Accounting Services Agreement between HighMark Capital Management, Inc. and BNY Mellon Investment Servicing (US) Inc. (then known as PNC Global Investment Servicing (U.S.) Inc.), effective as of December 3, 2007 (the “Sub-Administration and Accounting Services Agreement”), is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 54 (filed April 25, 2008) to Registrant’s Registration Statement on Form N-1A.

	(5)	Amended and Restated Exhibit A to the Sub- Administration and Accounting Services Agreement, dated as of June 8, 2009, is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

	(6)	Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc., dated as of August 1, 2009 (the “Transfer Agency and Service Agreement”), is incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

	(7)	Shareholder Servicing Plan with respect to Class A Shares, effective as of December 11, 2008, is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

	(8)	Shareholder Service Plan with respect to Class B Shares, effective December 8, 1999, is incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant’s Registration Statement on Form N-1A.

	(9)	Shareholder Service Plan and Agreement with respect to Fiduciary Shares, effective July 1, 2006, is incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 50 (filed August 23, 2006) to Registrant’s Registration Statement on Form N-1A.

	(10)	First Amendment to Shareholder Service Plan and Agreement with respect to Fiduciary Shares, effective as of July 1, 2006, is incorporated by reference to Exhibit (h)(13) of Post-Effective Amendment No. 52 (filed September 27, 2007) to Registrant’s Registration Statement on Form N-1A.

(i)	(1)	Opinion and Consent of Counsel as to shares registered is incorporated by reference to Exhibit (i) of Post-Effective Amendment No.43 (filed September 29, 2004) to Registrant’s Registration Statement on Form N-1A.

	(2)	Opinion and Consent of Counsel, dated January 14, 2005, as to shares registered is incorporated by reference to Exhibit (i)(2) of Post-Effective Amendment No.45 (filed January 14, 2005) to Registrant’s Registration Statement on Form N-1A.

	(3)	Opinion and Consent of Counsel as to shares registered is incorporated by reference to Exhibit (i)(3) of Post-Effective

Amendment No.48 (filed December 23, 2005) to Registrant’s Registration Statement on Form N-1A.

	(4)	Opinion and Consent of Counsel as to shares registered is incorporated by reference to Exhibit (i)(4) of Post-Effective Amendment No. 51 (filed November 2, 2006) to Registrant’s Registration Statement on Form N-1A.

	(5)	Opinion and Consent of Counsel as to shares registered is incorporated by reference to Exhibit (i)(5) of Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant’s Registration Statement on Form N-1A.

	(6)	Opinion and Consent of Counsel as to shares registered is incorporated by reference to Exhibit (i)(6) of Post-Effective Amendment No. 58 (filed February 24, 2009) to Registrant’s Registration Statement on Form N-1A.

(j)		Consent of independent registered public accounting firm is filed herewith.

(k)		None.

(l)		None.

(m)	(1)	Restated Distribution Plan with respect to Class A Shares, dated December 13, 2007, is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant’s Registration Statement on Form N-1A.

	(2)	Amended Class B Distribution Plan, dated June 18, 2003, is incorporated by reference to Exhibit (m)(2) of Post-Effective Amendment No. 39 (filed November 25, 2003) to Registrant’s Registration Statement on Form N-1A.

	(3)	Distribution and Shareholder Services Plan with respect to Class C Shares, effective as of January 1, 2008, is incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 53 (filed November 21, 2007) to Registrant’s Registration Statement on Form N-1A.

	(4)	Distribution Plan with respect to Class S Shares, dated December 11, 2008, is incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 28 (filed

September 20, 1999) to Registrant’s Registration Statement on Form N-1A.

(n)	(1)	Amended Multiple Class Plan for HighMark Funds modified by the Board of Trustees on June 24, 2010 (the “Multiple Class Plan”), is incorporated by reference to Exhibit (n)(1) of Post-Effective Amendment No. 62 (filed September 10, 2010) to Registrant’s Registration Statement on Form N-1A.

	(2)	Amended Schedule A to the Multiple Class Plan, as amended January 23, 2009, is incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(p)	(1)	Code of Ethics of HighMark Funds, dated March 24, 2005 and amended on December 12, 2007, is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 56 (filed September 29, 2008) to Registrant’s Registration Statement on Form N-1A.

	(2)	Code of Ethics of HighMark Capital Management, Inc., dated as of June 24, 2009, is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

	(3)	Code of Ethics of LSV Asset Management, dated as of June 24, 2010, is incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 62 (filed September 10, 2010) to Registrant’s Registration Statement on Form N-1A.

	(4)	Code of Ethics of Bailard, Inc., dated January 29, 2008 and amended March 23, 2009, is incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

	(5)	Code of Ethics of Ziegler Capital Management, LLC, dated November 8, 2010, is filed herewith.

	(6)	Code of Ethics and Personal Trading Policy of Geneva Capital Management Ltd., dated as of November 30, 2007,

is incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 59 (filed May 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(7)	Code of Business Conduct and Ethics of HighMark Funds Distributors, Inc., effective as of December 2008, is incorporated by reference to Exhibit (p)(8) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

Item 29.	Persons Controlled by or Under Common Control with Registrant

As of the effective date of this Registration Statement, there are no persons controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article IX, Section 9.2 of the Registrant’s Declaration of Trust, filed or incorporated by reference as Exhibit (a) hereto, provides for the indemnification of Registrant’s trustees and officers. Indemnification of the Registrant’s principal underwriter, custodian, investment adviser, administrator and transfer agent is provided for, respectively, in Section 6 of the Distribution Agreement, filed or incorporated by reference as Exhibit (e) hereto, Section 16 of the Custodian Agreement, filed or incorporated by reference as Exhibit (g) hereto, Section 8 of the Investment Advisory Agreement, filed or incorporated by reference as Exhibit (d)(1) hereto, Section 4 of the Administrative Services Agreement, filed or incorporated by reference as Exhibit (h)(1) hereto and Section 6 of the Transfer Agency and Service Agreement, filed or incorporated by reference as Exhibit (h)(3) hereto. Registrant has obtained from a major insurance carrier a trustees and officers’ liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser and Sub-Advisers

HighMark Capital Management, Inc. (the “Adviser”) performs investment advisory services for Registrant. The Adviser offers a wide range of investment management services to its clients in California, Oregon, and Washington and around the world. The Adviser is a wholly-owned subsidiary of Union Bank, N.A. Union Bank, N.A. is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd., which is a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of the Adviser may also hold positions with Union Bank, N.A., UnionBanCal Corporation, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and/or their other subsidiaries.

Listed below are the directors and certain principal executive officers of the Adviser, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name	Position with the Adviser	Principal Occupation
Jeffrey L. Boyle	Senior Vice President and Sales Manager	Senior Vice President, Sales Union Bank, N.A. 350 California Street San Francisco, CA 94104

Brian W. Smith	Vice President and Assistant Treasurer	Vice President Union Bank, N.A. 400 California Street San Francisco, CA 94104

Catherine Vacca	Senior Vice President, Chief Compliance Officer and Assistant Secretary	Chief Compliance Officer HighMark Capital Management, Inc. 350 California Street San Francisco, CA 94104

Earle A. Malm II	Member of the Board of Directors, Chairman of the Board, President and Chief Executive Officer	President and Chief Executive Officer HighMark Capital Management, Inc. 350 California Street San Francisco, CA 94104

Name	Position with the Adviser	Principal Occupation
David J. Goerz III	Member of the Board of Directors, Senior Vice President and Chief Investment Officer	Chief Investment Officer HighMark Capital Management, Inc. 350 California Street San Francisco, CA 94104

Kevin Rowell[1]	Senior Vice President and Managing Director	Managing Director HighMark Capital Management, Inc. 350 California Street San Francisco, CA 94104

Kevin A. Rogers	Senior Vice President and Managing Director	Managing Director HighMark Capital Management, Inc. 18300 Von Karman Avenue Irvine, CA 92612

Douglas Foreman[2]	Senior Vice President and Director of Equities	Director of Equities HighMark Capital Management, Inc. 350 California Street San Francisco, CA 94104

Richard Earnest	Senior Vice President and Director of Value Momentum	Director of Value Momentum HighMark Capital Management, Inc. 445 S. Figueroa Street Los Angeles, CA 90071

Jonathan Fayman[3]	Member of the Board of Directors, Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary	Chief Financial Officer HighMark Capital Management, Inc. 350 California Street San Francisco, CA 94104

John M. Flynn[4]	Senior Vice President and Head of Institutional Distribution	Head of Institutional Distribution HighMark Capital Management, Inc. 350 California Street San Francisco, CA 94104

[1]	Kevin Rowell joined HighMark Capital Management, Inc. in June 2010. From 2008 to 2010, Kevin Rowell was the President of the Hennessy Funds.
[2]

Douglas Foreman joined HighMark Capital Management, Inc. in April 2009. From January 2007 to April 2009, Douglas Foreman was a member of DPFG Inc. board of directors, a real estate consulting firm and a private investor.

[3]	Jonathan Fayman joined HighMark Capital Management, Inc. in June 2010. From 2002 to 2010, Jonathan Fayman was the Chief Financial Officer at W.R. Hambrecht + Co., Inc.
[4]	John Flynn joined HighMark Capital Management, Inc. in August 2009. From 2007 to 2009, John Flynn was the Director of Marketing at Ten Asset Management.

LSV Asset Management (“LSV”) is a sub-adviser of HighMark Small Cap Value Fund. LSV is a registered investment adviser organized as a Delaware general partnership. The principal business address of LSV is 155 N. Wacker Drive, Chicago, Illinois 60606.

To the knowledge of Registrant, none of the directors or officers of LSV, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Listed below are the directors and certain principal executive officers of LSV, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name	Position with LSV	Principal Occupation
Josef Lakonishok	Partner, Chief Executive Officer, Chief Investment Officer and Portfolio Manager	Same

Menno Vermuelen	Partner, Portfolio Manager and Senior Quantitative Analyst	Same

Tremaine Atkinson	Partner, Chief Operating Officer and Chief Compliance Officer	Same

SEI Funds, Inc. 1 Freedom Valley Drive Oaks, PA 19456	General Partner	N/A

,

Bailard, Inc. (“Bailard”) is a sub-adviser of HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund. Bailard is a registered investment adviser organized as a California corporation. The principal business address of Bailard is 950 Tower Lane, Suite 1900, Foster City, CA 94404.

To the knowledge of Registrant, none of the directors or officers of Bailard, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Listed below are the directors and certain principal executive officers of Bailard, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name	Position with Bailard	Principal Occupation*
Thomas E. Bailard	Director and Chairman	Director and Chairman of Bailard Fund Services, Inc.; Director, Chairman and CEO of Bailard REIT I, Inc. (“REIT I”) and Bailard REIT II, Inc.(“REIT II”); Director and President of Bailard Long/Short Offshore Fund, Ltd (“Offshore Fund”); Director and Chairman of BB&K Holdings, Inc.; Director and Chairman of Bailard General Partners I, Inc. (“General Partners I”); CEO of Bailard Emerging Life Sciences I GP, L.P. Previously Chairman and Director of Bailard Technology Exchange Fund, LLC (the “Tech Fund”).

Peter M. Hill	Director and CEO	Director and CEO of BB&K Holdings, Inc.; Director of Bailard Fund Services, Inc.; Director of General Partners I; Director and Vice President of Offshore Fund. Previously President and Director of the Tech Fund.

Sonya Thadhani	Chief Investment Officer and Portfolio Manager	Portfolio Manager for HighMark Enhanced Growth Fund.

Burnice E. Sparks, Jr.	Director and President	Chief Executive Officer, Chief Compliance Officer and Director of Bailard Fund Services, Inc.; Director of General Partners I.

Name	Position with Bailard	Principal Occupation*
Barbara V. Bailey	Treasurer/Secretary, Executive Vice President and Chief Financial Officer	Treasurer and Secretary of BB&K Holdings, Inc.; Treasurer and Secretary of Bailard Fund Services, Inc.; Treasurer and Secretary of REIT I.; Treasurer and Secretary of REIT II; Treasurer/Assistant Secretary of Offshore Fund; Treasurer/ Secretary of General Partners I; Treasurer/ Secretary of Bailard Emerging Life Sciences I GP, L.P. Previously Treasurer/CFO of the Tech Fund.

Diana L. Dessonville	Executive Vice President and Director of the Business Development Group	Vice President of REIT I and REIT II.

Eric P. Leve	Executive Vice President and Portfolio Manager	Portfolio Manager for HighMark International Opportunities Fund and Co-Manager of separate account bond portfolios.

Michael J. Faust	Executive Vice President and Investment Counselor	Investment Counselor.

*	The principal business address of each entity listed is 950 Tower Lane, Suite 1900, Foster City, CA 94404.

Ziegler Capital Management, LLC (“ZCM”) is a sub-adviser of HighMark Equity Income Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund. ZCM is a registered investment adviser organized as a Wisconsin limited liability company. The principal business address of ZCM is 200 South Wacker Drive, Suite 2000, Chicago, IL 60606.

To the knowledge of Registrant, none of the directors or officers of ZCM, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Listed below are the directors and certain principal executive officers of ZCM, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name	Position with ZCM	Principal Occupation*
Suhail R. Rizvi	Member of the Board of Managers	Chief Investment Officer of Rizvi Traverse Management

John A. Giampetroni	Member of the Board of Managers	Chief Operating Officer of Rizvi Traverse Management

Tom Paprocki	Member of the Board of Managers	Chief Executive Officer, The Ziegler Companies since 2010; President, The Ziegler Companies from 2004 – 2010.

Craig Schedler	Member of the Board of Managers	Chief Operating Officer, Ziegler Alternative Investments since 2007.

Scott A. Roberts	President and Chief Executive Officer	President and Chief Executive Officer of Ziegler Capital Management, LLC. Senior Managing Director of the Ziegler Companies from 2009 to 2010; Director and President of Ziegler Capital Management, LLC from 2009 to 2010; Chief Executive Officer of DeSari Capital from 2007 to 2008; President of Deerfield Capital Management from 2000 to 2007.

Elizabeth A. Watkins	Chief Compliance Officer	Senior Managing Director, Chief Risk and Compliance Officer of the Ziegler Companies.

Kathleen A. Nelson	General Counsel	Managing Director — General Counsel of Ziegler Capital Management, LLC.

Victoria A. Nonhof	Chief Financial Officer	Vice President and Treasurer of the Ziegler Companies.

Paula M. Horn	Chief Investment Officer Fixed Income	Managing Director — Chief Investment Officer Fixed Income of Ziegler Capital Management, LLC; Chief Investment Officer – Fixed Income of Ziegler Capital Management, LLC from 2009 to 2010; President of DeSari Capital from 2007 to 2008; associated with Deerfield Capital Management from 2000 to 2007.

Name	Position with ZCM	Principal Occupation*
Donald J. Nesbitt	Chief Investment Officer Equity	Managing Director, Chief Investment Officer Equity of Ziegler Capital Management, LLC.

Craig S. Vanucci	Director of Client Service	Managing Director, Director of Client Service of Ziegler Capital Management, LLC.

Linda A. Matza	Director of Sales	Managing Director, Director of Sales of Ziegler Capital Management, LLC.

*	The principal business address of each entity listed is c/o Ziegler Capital Management, LLC, 200 South Wacker Drive, Suite 2000, Chicago, IL 60606.

Geneva Capital Management Ltd. (“Geneva Capital”) is a sub-adviser of HighMark Geneva Mid Cap Growth Fund and HighMark Geneva Small Cap Growth Fund. Geneva Capital is a registered investment adviser organized as a Wisconsin corporation. The principal business address of Geneva Capital is 250 E. Wisconsin Ave, Suite 1050, Milwaukee, WI 53202.

To the knowledge of Registrant, none of the directors or officers of Geneva Capital, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Listed below are the directors and certain principal executive officers of Geneva Capital, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name	Position with Geneva Capital	Principal Occupation
Amy S. Croen	Director, Co-President and Portfolio Manager	Director, Co-President and Portfolio Manager of Geneva Capital; Served as Chief Compliance Officer of Geneva Capital from 2004 to 2008.

Michelle J. Picard	Director, Executive Vice President and Portfolio Manager	Director, Executive Vice President and Portfolio Manager of Geneva Capital since 2010. Director, Vice President and Portfolio Manager of Geneva Capital from 2006 to 2010.

William A. Priebe	Director, Co-President and Portfolio Manager	Same

William Scott Priebe	Director, Executive Vice President and Portfolio Manager	Director, Executive Vice President and Portfolio Manager of Geneva Capital since 2010. Director, Vice President and Portfolio Manager of Geneva Capital from 2008 to 2010.

Kris Amborn	Vice President - Operations and Chief Compliance Officer	Vice President - Operations and Chief Compliance Officer of Geneva Capital since 2008. Vice President – Operations of Geneva Capital from 2004 to 2008.

William F. Schneider, M.D.	Director	Same

Item 32.	Principal Underwriter

(a)	HighMark Funds Distributors, Inc. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the FINRA. As of August 27, 2010 the Distributor acted as principal underwriter for the following investment companies:

The HighMark Funds

(b)	The Distributor is a Delaware corporation located at 760 Moore Road, King of Prussia, PA 19406. The Distributor is a wholly-owned subsidiary of BNY Mellon Distributors Inc. and an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded company.

The following is a list of the directors and officers of the Distributor. None of the directors or officers of the Distributor hold a position with the Registrant. Unless otherwise noted, the business address of each director and officer is 760 Moore Road, King of Prussia, PA 19406.

Board of Directors

Name	Position(s) with Distributor
Nicholas M. Marsini, Jr.*	Director
Michael DeNofrio**	Director
Steven Turowski*	Director
T. Thomas Deck	Director
Dennis J. Westley*	Director

Officers

Name	Position(s) with Distributor
T. Thomas Deck	President and Chief Executive Officer
Bruno Di Stefano	Vice President
Susan K. Moscaritolo**	Vice President, Secretary and Clerk
Matthew O. Tierney	Treasurer and Chief Financial Officer
Felicia Antonio	Chief Compliance Officer
Ellen C. Krause	Chief Risk Officer

Jodi Jamison*	Chief Legal Officer
Maria C. Schaffer*	Controller and Assistant Treasurer
John J. Munera*	Anti-Money Laundering Officer
Ronald Berge*	Assistant Vice President
Dianna A. Stone*	Assistant Secretary and Assistant Clerk
Kevin D. Peterson	Assistant Treasurer – Tax
Gary E. Abbs	Assistant Treasurer – Tax
Joanne S. Huber	Assistant Treasurer – Tax
Barbara J. Parrish	Assistant Secretary
Mary Lou Olinski	Assistant Secretary
Cristina Rice	Assistant Secretary
* 301 Bellevue Parkway, Wilmington, DE 19809. ** 4400 Computer Drive, Westborough, MA 01581.

(c)	Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Registrant during the last fiscal year by each principal underwriter who is not an affiliated person of the Registrant or any affiliated person of an affiliated person:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
HighMark Funds Distributors, Inc.	$148,027	—	—	—

Item 33.	Location of Accounts and Records

(1)	HighMark Capital Management, Inc., 350 California Street, San Francisco, CA 94104 (records relating to its function as investment adviser and administrator).

(2)	Union Bank, N.A., 350 California Street, San Francisco, CA 94104 (records relating to its functions as custodian).

(5)	BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581 (records relating to its function as sub-administrator).

(6)	BNY Mellon Investment Servicing (US) Inc., 99 High Street, 27th Floor, Boston, MA 02110 (records relating to its function as sub-administrator).

(7)	HighMark Funds Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 (records relating to its function as distributor).

(8)	Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169 (records relating to its function as transfer agent).

(9)

Ropes & Gray LLP, Three Embarcadero Center, San Francisco, California 94111, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, DC 20005 and Prudential Tower, 800 Boylston Street, Boston, MA 02199 (the Registrant’s Declaration of Trust, Code of Regulations and Minute Books).

Item 34.	Management Services

None.

Item 35.	Undertakings

Registrant hereby undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of one or more trustees when requested to do so by the holders of at least 10% of the outstanding shares of Registrant and to comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended, relating to shareholder communication.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

The names “HighMark Funds” and “Trustees of HighMark Funds” refers respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated March 10, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, or its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, HighMark Funds, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco and State of California, on the 24th day of November, 2010.

HighMark Funds

By:	/S/ EARLE A. MALM II
Earle A. Malm II
President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement of HighMark Funds has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/S/ EARLE A. MALM II Earle A. Malm II	President (Principal Executive Officer), Trustee	November 24, 2010

/S/ PAMELA O’DONNELL Pamela O’Donnell	Vice President, Treasurer and Chief Financial Officer	November 24, 2010

*/S/ DAVID BENKERT David Benkert	Trustee	November 24, 2010

*/S/ THOMAS L. BRAJE Thomas L. Braje	Trustee	November 24, 2010

*/S/ DAVID A. GOLDFARB David A. Goldfarb	Trustee	November 24, 2010

*/S/ EVELYN DILSAVER Evelyn Dilsaver	Trustee	November 24, 2010

*/S/ MICHAEL L. NOEL Michael L. Noel	Trustee	November 24, 2010

*/S/ ROBERT M. WHITLER Robert M. Whitler	Trustee	November 24, 2010

*/S/ MINDY M. POSOFF Mindy M. Posoff	Trustee	November 24, 2010

*By:	/S/ EARLE A. MALM II
Earle A. Malm II

Attorney-In-Fact, pursuant to power of attorney incorporated by reference to Post-Effective Amendment No. 64 (filed November 16, 2010) to Registrant’s Registration Statement on Form N-1A.

Exhibit Index

Exhibit No.	Description

(d)(13)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Ziegler Capital Management, LLC, relating to HighMark Equity Income Fund.

(d)(14)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Ziegler Capital Management, LLC, relating to HighMark NYSE Arca Tech 100 Index Fund.

(d)(15)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Ziegler Capital Management, LLC, relating to HighMark Wisconsin Tax-Exempt Fund.

(j)	Consent of independent registered public accounting firm.

(p)(5)	Code of Ethics of Ziegler Capital Management, LLC.